                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No. _________                     [ ]

            Post-Effective Amendment No. 3 (File No. 333-139764)             [X]

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                   Amendment No. 33 (File No. 811-07511)                     [X]
                        (Check appropriate box or boxes)

               RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2
                           (Exact Name of Registrant)

                   RiverSource Life Insurance Co. of New York
                               (Name of Depositor)

       20 Madison Avenue Extension, Albany NY                            12203
(Address of Depositor's Principal Executive Offices)                  (Zip Code)

        Depositor's Telephone Number, including Area Code (612) 671-2237 Elisabeth A. Dahl, 50605 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)(1)(vii) of Rule 485

[X]  on May 1, 2008 pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A.

PROSPECTUS


MAY 1, 2008


RIVERSOURCE(R)

INNOVATIONS VARIABLE ANNUITY
INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:   RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK (RIVERSOURCE LIFE OF NY)

             20 Madison Avenue Ext.
             P.O. Box 5555
             Albany, NY 12205-5555
             Telephone: (800) 504-0469
             (Home Office)
             RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

NEW RIVERSOURCE(R) INNOVATIONS VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

This prospectus contains information that you should know before investing. Prospectuses are also available for:

- AIM Variable Insurance Funds, Series II Shares

- AllianceBernstein Variable Products Series Fund, Inc. (Class B)

- Fidelity(R) Variable Insurance Products Service Class 2

- Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class 2

- MFS(R) Variable Insurance Trust(SM) - Service Class

- Oppenheimer Variable Account Funds - Service Shares

- Putnam Variable Trust - Class IB Shares


- RiverSource Variable Series Trust (RVST) formerly known as RiverSource(R) Variable Portfolio Funds


Please read the prospectuses carefully and keep them for future reference.

The contract provides for purchase payment credits which we may reverse under certain circumstances. (See "Buying Your Contract -- Purchase Payment Credits.") Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life of NY at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents. RiverSource Life of NY has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life of NY and its affiliate companies offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.
--------------------------------------------------------------------------------
          RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- ISSUED BY RIVERSOURCE LIFE
INSURANCE CO. OF NEW YORK -- PROSPECTUS   1

TABLE OF CONTENTS


KEY TERMS........................................   3
THE CONTRACT IN BRIEF............................   5
EXPENSE SUMMARY..................................   6
CONDENSED FINANCIAL INFORMATION (UNAUDITED)......  10
FINANCIAL STATEMENTS.............................  10
THE VARIABLE ACCOUNT AND THE FUNDS...............  10
THE ONE-YEAR FIXED ACCOUNT.......................  17
BUYING YOUR CONTRACT.............................  17
CHARGES..........................................  19
VALUING YOUR INVESTMENT..........................  24
MAKING THE MOST OF YOUR CONTRACT.................  25
WITHDRAWALS......................................  30
TSA -- SPECIAL PROVISIONS........................  31
CHANGING OWNERSHIP...............................  31
BENEFITS IN CASE OF DEATH........................  32
OPTIONAL BENEFITS................................  34
THE ANNUITY PAYOUT PERIOD........................  42
TAXES............................................  43
VOTING RIGHTS....................................  46
SUBSTITUTION OF INVESTMENTS......................  47
ABOUT THE SERVICE PROVIDERS......................  47
ADDITIONAL INFORMATION...........................
APPENDIX A: PERFORMANCE CREDIT RIDER ADJUSTED
  PARTIAL WITHDRAWAL.............................  49
APPENDIX B: CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)....................................  51
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL
  INFORMATION....................................  57


--------------------------------------------------------------------------------

  2  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 3.5% but you may request we substitute an assumed investment rate of 5.0%. The 5.0% assumed investment rate is not available for nonqualified plans with a five-year withdrawal charge schedule.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) under Section 408(b) of the the Code

- Roth IRAs under Section 408A of the Code


- SIMPLE IRAs under Section 408(p) of the Code


- Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.


RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.


RIVERSOURCE LIFE OF NY: In this prospectus, "we," "us," "our" and "RiverSource Life of NY" refer to RiverSource Life Insurance Co. of New York.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase

--------------------------------------------------------------------------------

          RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   3
payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

--------------------------------------------------------------------------------

  4  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

THE CONTRACT IN BRIEF

PURPOSE: This contract allows you to accumulate money for retirement or similar long term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the one-year fixed account and/or subaccounts of the variable account under the contract; however you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of a contract. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your investment professional or to our home office within the time stated on the first page of your contract, less any purchase payment credits. (See "Buying Your Contract -- Purchase Payment Credits.") We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate purchase payments among the:


- subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and the Funds")



- the one-year fixed account, which earns interest at rates that we adjust periodically. (See "The One-Year Fixed Account")



BUYING A CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future. (See "Buying Your Contract")



TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. You may establish automated transfers among the accounts. One-year fixed account transfers are subject to special restrictions. (See "Making the Most of Your Contract -- Transferring Among Accounts")



WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (See "Withdrawals")



OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (See "Optional Benefits")



BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (See "Benefits in Case of Death")



ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. (See "The Annuity Payout Period")



TAXES: Generally, income earned on your contract value grows tax deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See "Taxes")


--------------------------------------------------------------------------------

          RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   5

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE
(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge at the time of application.

                                     WITHDRAWAL CHARGE SCHEDULE
                    SEVEN-YEAR SCHEDULE                       FIVE-YEAR SCHEDULE
           YEARS FROM PURCHASE  WITHDRAWAL CHARGE   YEARS FROM PURCHASE  WITHDRAWAL CHARGE
             PAYMENT RECEIPT       PERCENTAGE         PAYMENT RECEIPT       PERCENTAGE
                    1                   8%                   1                   8%
                    2                   8                    2                   7
                    3                   7                    3                   6
                    4                   7                    4                   4
                    5                   6                    5                   2
                    6                   5               Thereafter               0
                    7                   3
                  Thereafter            0

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. If the original contract is a qualified annuity with a seven-year withdrawal schedule, the discount rate we use in the calculation will be 4.86% if the assumed investment rate is 3.5% and 6.36% if the assumed investment rate is 5%. For a nonqualified annuity with a seven-year withdrawal schedule, the discounted rate we use in the calculation will be 5.11% if the assumed investment rate is 3.5% and 6.61% if the assumed investment rate is 5%. If the original contract is a qualified annuity with a five-year withdrawal schedule, the discount rate we use in the calculation will be 5.16% if the assumed investment rate is 3.5% and 6.66% if the assumed investment rate is 5%. For a nonqualified annuity with a five-year withdrawal schedule, the discounted rate will be 5.41% if the assumed investment rate is 3.5% and 6.91% if the assumed investment rate is 5%. The 5.0% assumed investment rate is not available for nonqualified plans with a five-year withdrawal charge schedule. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

--------------------------------------------------------------------------------

  6  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

You can choose a qualified or nonqualified contract, the length of your contract's withdrawal charge schedule and the death benefit guarantee provided. The combination you choose determines the fees you pay. The table below shows the combinations available to you and their cost.

                                                            VARIABLE ACCOUNT           TOTAL MORTALITY AND        TOTAL VARIABLE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:                    ADMINISTRATIVE CHARGE         EXPENSE RISK FEE          ACCOUNT EXPENSE
 QUALIFIED ANNUITIES
 ROP death benefit                                                 0.15%                       0.85%                    1.00%
 MAV death benefit(1)                                              0.15                        0.95                     1.10
 NONQUALIFIED ANNUITIES
 ROP death benefit                                                 0.15                        1.10                     1.25
 MAV death benefit(1)                                              0.15                        1.20                     1.35

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE:
 QUALIFIED ANNUITIES
 ROP death benefit                                                 0.15                        1.15                     1.30
 MAV death benefit(1)                                              0.15                        1.25                     1.40
 NONQUALIFIED ANNUITIES
 ROP death benefit                                                 0.15                        1.40                     1.55
 MAV death benefit(1)                                              0.15                        1.50                     1.65

(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect the MAV death benefit.

OTHER ANNUAL EXPENSES

 ANNUAL CONTRACT ADMINISTRATIVE CHARGE                         $40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

 GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE
 GMIB - MAV                                                        0.55%*
 GMIB - 6% RISING FLOOR                                            0.75%*

(As a percentage of the adjusted contract value charged annually on the contract anniversary.)

 PERFORMANCE CREDIT RIDER (PCR) FEE                                0.15%*

(As a percentage of the contract value charged annually on the contract anniversary.)

* This fee applies only if you elect this optional feature.

--------------------------------------------------------------------------------

          RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   7

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2007, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)


                                                                MINIMUM                       MAXIMUM
 Total expenses before fee waivers and/or expense
 reimbursements                                                  0.52%                         1.31%



(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.



TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                      ACQUIRED FUND            GROSS TOTAL
                                        MANAGEMENT        12B-1          OTHER          FEES AND                  ANNUAL
                                           FEES           FEES         EXPENSES        EXPENSES**                EXPENSES
 AIM V.I. Basic Value Fund, Series II      0.67%          0.25%          0.29%               --%                   1.21%
 Shares
 AIM V.I. Capital Development Fund,        0.75           0.25           0.31                --                    1.31(1)
 Series II Shares
 AIM V.I. Core Equity Fund, Series II      0.60           0.25           0.28              0.02                    1.15(1)
 Shares
 AllianceBernstein VPS Balanced Shares     0.55           0.25           0.18                --                    0.98
 Portfolio (Class B)
 AllianceBernstein VPS Global              0.75           0.25           0.17                --                    1.17
 Technology Portfolio (Class B)
 AllianceBernstein VPS Growth and          0.55           0.25           0.04                --                    0.84
 Income Portfolio (Class B)
 AllianceBernstein VPS Large Cap           0.75           0.25           0.07                --                    1.07
 Growth Portfolio (Class B)
 Fidelity(R) VIP Contrafund(R)             0.56           0.25           0.09                --                    0.90
 Portfolio Service Class 2
 Fidelity(R) VIP Growth Portfolio          0.56           0.25           0.09                --                    0.90
 Service Class 2
 Fidelity(R) VIP Mid Cap Portfolio         0.56           0.25           0.10                --                    0.91
 Service Class 2
 Fidelity(R) VIP Overseas Portfolio        0.71           0.25           0.14                --                    1.10
 Service Class 2
 FTVIPT Franklin Global Real Estate        0.75           0.25           0.31                --                    1.31(2)
 Securities Fund - Class 2
 FTVIPT Franklin Small Cap Value           0.51           0.25           0.15              0.02                    0.93(3)
 Securities Fund - Class 2
 FTVIPT Franklin Small-Mid Cap Growth      0.47           0.25           0.28              0.01                    1.01(3)
 Securities Fund - Class 2
 FTVIPT Mutual Shares Securities           0.59           0.25           0.13                --                    0.97
 Fund - Class 2
 FTVIPT Templeton Foreign Securities       0.63           0.25           0.14              0.02                    1.04(3)
 Fund - Class 2
 MFS(R) Investors Growth Stock             0.75           0.25           0.11                --                    1.11
 Series - Service Class
 MFS(R) New Discovery Series - Service     0.90           0.25           0.11                --                    1.26
 Class
 MFS(R) Total Return Series - Service      0.75           0.25           0.08                --                    1.08(4)
 Class
 MFS(R) Utilities Series - Service         0.75           0.25           0.10                --                    1.10(4)
 Class
 Oppenheimer Capital Appreciation          0.64           0.25           0.02                --                    0.91
 Fund/VA, Service Shares
 Oppenheimer Global Securities             0.62           0.25           0.02                --                    0.89
 Fund/VA, Service Shares
 Oppenheimer High Income Fund/VA,          0.73           0.25           0.03              0.01                    1.02(5)
 Service Shares
 Oppenheimer Main Street Small Cap         0.70           0.25           0.02                --                    0.97
 Fund/VA, Service Shares
 Oppenheimer Strategic Bond Fund/VA,       0.57           0.25           0.02              0.02                    0.86(6)
 Service Shares
 Putnam VT Growth and Income               0.50           0.25           0.05                --                    0.80
 Fund - Class IB Shares
 Putnam VT International Equity            0.73           0.25           0.11              0.01                    1.10
 Fund - Class IB Shares
 Putnam VT Research Fund - Class IB        0.65           0.25           0.14                --                    1.04
 Shares
 Putnam VT Vista Fund - Class IB           0.65           0.25           0.11                --                    1.01
 Shares


--------------------------------------------------------------------------------

  8  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND* (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                      ACQUIRED FUND            GROSS TOTAL
                                        MANAGEMENT        12B-1          OTHER          FEES AND                  ANNUAL
                                           FEES           FEES         EXPENSES        EXPENSES**                EXPENSES
 RVST RiverSource(R) Partners Variable     0.97%          0.13%          0.18%               --%                   1.28%(7)
 Portfolio - Small Cap Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Small Cap Value Fund)
 RVST RiverSource(R) Variable              0.33           0.13           0.14                --                    0.60
 Portfolio - Cash Management Fund
 RVST RiverSource(R) Variable              0.45           0.13           0.16                --                    0.74
 Portfolio - Diversified Bond Fund
 RVST RiverSource(R) Variable              0.59           0.13           0.14                --                    0.86
 Portfolio - Diversified Equity Income
 Fund
 RVST RiverSource(R) Variable              0.60           0.13           0.16                --                    0.89
 Portfolio - Growth Fund
 RVST RiverSource(R) Variable              0.58           0.13           0.15                --                    0.86
 Portfolio - Large Cap Equity Fund
 RVST RiverSource(R) Variable              0.22           0.13           0.17                --                    0.52(7)
 Portfolio - S&P 500 Index Fund
 RVST RiverSource(R) Variable              0.48           0.13           0.18                --                    0.79
 Portfolio - Short Duration U.S.
 Government Fund



* The Funds provided the information on their expenses and we have not independently verified the information.


** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. In addition, effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from affiliated money market funds on investments by the Fund in such affiliated money market funds. These waiver agreements are in effect through at least April 30, 2009. After fee waivers and expense reimbursements net expenses would be 1.30% for AIM V.I. Capital Development Fund, Series II Shares and 1.14% for AIM V.I. Core Equity Fund, Series II Shares.


(2) The investment manager and administrator have contractually agreed to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund is phased in over a five year period, starting on May 1, 2007, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of four years thereafter through April 30, 2012, the investment manager and administrator will receive one-fifth of the increase in the rate of fees. After fee waivers net expenses would be 0.89% for FTVIPT Franklin Global Real Estate Securities Fund - Class 2.


(3) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. After fee reductions net expenses would be 0.91% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2, 1.00% for FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2 and 1.02% for FTVIPT Templeton Foreign Securities Fund - Class 2.


(4) MFS has agreed in writing to reduce its management fee to 0.65% for MFS Total Return Series annually on average daily net assets in excess of $3 billion and 0.70% for MFS Utilities Series annually on average daily net assets in excess of $1 billion. After fee reductions net expenses would be 1.05% for MFS Total Return Series - Service Class and 1.07% for MFS Utilities Series - Service Class. This written agreement will remain in effect until modified by the Fund's Board of Trustees.


(5) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year. That undertaking may be amended or withdrawn at any time. The Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the acquired fund fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund. After fee waivers and expense reimbursements, the net expenses would be 1.01% for Oppenheimer High Income Fund/VA, Service Shares.


(6) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2007, the transfer agent fees did not exceed this expense limitation. The Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the acquired fund fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund and OFI Master Loan Fund LLC. After fee waivers and expense reimbursements, the net expenses would be 0.82% for Oppenheimer Strategic Bond Fund/VA, Service Shares.


(7) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed: 1.20% for RVST RiverSource(R) Partners Variable Portfolio - Small Cap Value Fund and 0.51% for RVST RiverSource(R) Variable Portfolio - S&P 500 Index Fund.


--------------------------------------------------------------------------------

          RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   9

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the optional MAV death benefit and the GMIB - 6% Rising Floor. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                        IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                  AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY             1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Seven-year withdrawal charge
 schedule                        $1,151      $1,767      $2,406      $3,751           $351       $1,067      $1,806      $3,751
 Five-year withdrawal charge
 schedule                         1,181       1,758       2,152       4,023            381        1,158       1,952       4,023



QUALIFIED ANNUITY                        1 YEAR    3 YEARS    5 YEARS    10 YEARS        1 YEAR    3 YEARS    5 YEARS    10 YEARS
 Seven-year withdrawal charge schedule   $1,125    $1,692     $2,283      $3,518          $325     $  992     $1,683      $3,518
 Five-year withdrawal charge schedule    1,156      1,682      2,030       3,797           356      1,082      1,830       3,797


MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP death benefit and you do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                        IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                  AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY             1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Seven-year withdrawal charge
 schedule                          $982      $1,265      $1,572      $2,109           $182        $565       $  972      $2,109
 Five-year withdrawal charge
 schedule                         1,103       1,258       1,329       2,429            213         658        1,129       2,429



QUALIFIED ANNUITY                        1 YEAR    3 YEARS    5 YEARS    10 YEARS        1 YEAR    3 YEARS    5 YEARS    10 YEARS
 Seven-year withdrawal charge schedule    $957     $1,187     $1,440      $1,834          $157      $487       $840       $1,834
 Five-year withdrawal charge schedule      988      1,180      1,198       2,163           188       580        998        2,163



(1) In these examples, the $40 contract administrative charge is approximated as a .010% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.


CONDENSED FINANCIAL INFORMATION


You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix B.


FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statements date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under New York law on Oct. 12, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life of NY.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

--------------------------------------------------------------------------------

  10  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

Although the Internal Revenue Code (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource


--------------------------------------------------------------------------------

         RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   11

  Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, RiverSource Partners Variable Portfolio Funds, Threadneedle Variable Portfolio funds and Disciplined Asset Allocation Portfolios funds. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2007.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.


  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).


  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.


  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


--------------------------------------------------------------------------------

  12  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

YOU MAY ALLOCATE PURCHASE PAYMENTS OR TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:


INVESTING IN                      INVESTMENT OBJECTIVE AND POLICIES                          INVESTMENT ADVISER
AIM V.I. Basic Value Fund,        Long-term growth of capital. Invests at least 65% of its   Invesco Aim Advisors,
Series II Shares                  total assets in equity securities of U.S. issuers that     Inc. adviser, advisory
                                  have market capitalizations of greater than $500 million   entities affiliated
                                  and are believed to be undervalued in relation to          with Invesco Aim
                                  long-term earning power or other factors. The fund may     Advisors, Inc.,
                                  invest up to 25% of its total assets in foreign            subadvisers.
                                  securities.
AIM V.I. Capital Development      Long-term growth of capital. Invests primarily in          Invesco Aim Advisors,
Fund, Series II Shares            securities (including common stocks, convertible           Inc. adviser, advisory
                                  securities and bonds) of small- and medium-sized           entities affiliated
                                  companies. The Fund may invest up to 25% of its total      with Invesco Aim
                                  assets in foreign securities.                              Advisors, Inc.,
                                                                                             subadvisers.
AIM V.I. Core Equity Fund,        Growth of capital. Invests normally at least 80% of its    Invesco Aim Advisors,
Series II Shares                  net assets, plus the amount of any borrowings for          Inc.
                                  investment purposes, in equity securities, including
                                  convertible securities of established companies that
                                  have long-term above-average growth in earnings and
                                  dividends and growth companies that are believed to have
                                  the potential for above-average growth in earnings and
                                  dividends. The Fund may invest up to 25% of its total
                                  assets in foreign securities.
AllianceBernstein VPS Balanced    Total return consistent with reasonable risk, through a    AllianceBernstein L.P.
Shares Portfolio (Class B)        combination of income and longer-term growth of capital.
                                  Invests primarily in U.S. government and agency
                                  obligations, bonds, fixed-income and equity securities
                                  of non-U.S. issuers (including short-and long-term debt
                                  securities and preferred stocks to the extent the
                                  Advisor deems best adapted to the current economic and
                                  market out look), and common stocks.
AllianceBernstein VPS Global      Long-term growth of capital. The Fund invests at least     AllianceBernstein L.P.
Technology Portfolio (Class B)    80% of its net assets in securities of companies that
                                  use technology extensively in the development of new or
                                  improved products or processes. Invests in a global
                                  portfolio of securities of U.S. and foreign companies
                                  selected for their growth potential.
AllianceBernstein VPS Growth      Long-term growth of capital. Invests primarily in the      AllianceBernstein L.P.
and Income Portfolio (Class B)    equity securities of domestic companies that the Advisor
                                  deems to be undervalued.
AllianceBernstein VPS Large Cap   Long-term growth of capital. Invests primarily in equity   AllianceBernstein L.P.
Growth Portfolio (Class B)        securities of U.S. companies. Unlike most equity funds,
                                  the Portfolio focuses on a relatively small number of
                                  intensively researched companies.
Fidelity(R) VIP Contrafund(R)     Long-term capital appreciation. Normally invests           Fidelity Management &
Portfolio Service Class 2         primarily in common stocks. Invests in securities of       Research Company
                                  companies whose value it believes is not fully             (FMR), investment
                                  recognized by the public. Invests in either "growth"       manager; FMR U.K. and
                                  stocks or "value" stocks or both. The fund invests in      FMR Far East,
                                  domestic and foreign issuers.                              sub-advisers.


--------------------------------------------------------------------------------

         RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   13

INVESTING IN                      INVESTMENT OBJECTIVE AND POLICIES                          INVESTMENT ADVISER
Fidelity(R) VIP Growth            Achieve capital appreciation. Normally invests primarily   Fidelity Management &
Portfolio Service Class 2         in common stocks. Invests in companies that it believes    Research Company
                                  have above-average growth potential (stocks of these       (FMR), investment
                                  companies are often called "growth" stocks). The Fund      manager; FMR U.K., FMR
                                  invests in domestic and foreign issuers.                   Far East,
                                                                                             sub-advisers.
Fidelity(R) VIP Mid Cap           Long-term growth of capital. Normally invests primarily    Fidelity Management &
Portfolio Service Class 2         in common stocks. Normally invests at least 80% of         Research Company
                                  assets in securities of companies with medium market       (FMR), investment
                                  capitalizations. May invest in companies with smaller or   manager; FMR U.K., FMR
                                  larger market capitalizations. Invests in domestic and     Far East,
                                  foreign issuers. The Fund invests in either "growth" or    sub-advisers.
                                  "value" common stocks or both.
Fidelity(R) VIP Overseas          Long-term growth of capital. Normally invests primarily    Fidelity Management &
Portfolio Service Class 2         in common stocks of foreign securities. Normally invests   Research Company
                                  at least 80% of assets in non-U.S. securities.             (FMR), investment
                                                                                             manager; FMR U.K., FMR
                                                                                             Far East, Fidelity
                                                                                             International
                                                                                             Investment Advisors
                                                                                             (FIIA) and FIIA U.K.,
                                                                                             sub-advisers.
FTVIPT Franklin Global Real       High total return. The Fund normally invests at least      Franklin Templeton
Estate Securities Fund - Class    80% of its net assets in investments of companies          Institutional, LLC
2                                 located anywhere in the world that operate in the real
                                  estate sector and normally invests predominantly in
                                  equity securities.
FTVIPT Franklin Small Cap Value   Long-term total return. The Fund normally invests at       Franklin Advisory
Securities Fund - Class 2         least 80% of its net assets in investments of small        Services, LLC
                                  capitalization companies, and normally invests
                                  predominantly in equity securities. The Fund invests
                                  mainly in equity securities of companies that the
                                  manager believes are undervalued.
FTVIPT Franklin Small-Mid Cap     Long-term capital growth. The Fund normally invests at     Franklin Advisers,
Growth Securities Fund - Class    least 80% of its net assets in investments of small        Inc.
2                                 capitalization and mid capitalization companies and
                                  normally invests predominantly in equity securities.
FTVIPT Mutual Shares Securities   Capital appreciation, with income as a secondary goal.     Franklin Mutual
Fund - Class 2                    The Fund normally invests primarily in equity securities   Advisers, LLC
                                  of companies that the manager believes are undervalued.
                                  The Fund also invests, to a lesser extent in risk
                                  arbitrage securities and distressed companies.
FTVIPT Templeton Foreign          Long-term capital growth. The Fund normally invests at     Templeton Investment
Securities Fund - Class 2         least 80% of its net assets in investments of issuers      Counsel, LLC
                                  located outside the U.S., including those in emerging
                                  markets, and normally invests predominantly in equity
                                  securities.


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  14  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

INVESTING IN                      INVESTMENT OBJECTIVE AND POLICIES                          INVESTMENT ADVISER
MFS(R) Investors Growth Stock     Capital appreciation. Normally invests at least 80% of     MFS Investment
Series - Service Class            the fund's net assets in equity securities of companies    Management(R)
                                  MFS believes to have above average earnings growth
                                  potential compared to other companies (growth
                                  companies). Growth companies tend to have stock prices
                                  that are high relative to their earnings, dividends,
                                  book value, or other financial measures. The Fund
                                  generally focuses on companies with large
                                  capitalizations.
MFS(R) New Discovery              Capital appreciation. Invests in stocks of companies MFS   MFS Investment
Series - Service Class            believes to have above average earnings growth potential   Management(R)
                                  compared to other companies (growth companies). Growth
                                  companies tend to have stock prices that are high
                                  relative to their earnings, dividends, book value, or
                                  other financial measures. The Fund generally focuses on
                                  companies with small capitalizations.
MFS(R) Total Return Series -      Total return. Invests primarily in equity and fixed        MFS Investment
Service Class                     income securities. MFS invests between 40% and 75% of      Management(R)
                                  the fund's net assets in equity securities and at least
                                  25% of the fund's total assets in fixed-income senior
                                  securities.
MFS(R) Utilities Series -         Total return Normally invests at least 80% of the fund's   MFS Investment
Service Class                     net assets in securities of issuers in the utilities       Management(R)
                                  industry. The Fund's assets may be invested in companies
                                  of any size.
Oppenheimer Capital               Capital appreciation by investing in securities of         OppenheimerFunds, Inc.
Appreciation Fund/VA, Service     well-known, established companies.
Shares
Oppenheimer Global Securities     Long-term capital appreciation. Invests mainly in common   OppenheimerFunds, Inc.
Fund/VA, Service Shares           stocks of U.S. and foreign issuers that are
                                  "growth-type" companies, cyclical industries and special
                                  situations that are considered to have appreciation
                                  possibilities.
Oppenheimer High Income           High level of current income. Invests in high-yield        OppenheimerFunds, Inc.
Fund/VA, Service Shares           fixed-income securities.
Oppenheimer Main Street Small     Capital appreciation. Invests mainly in common stocks of   OppenheimerFunds, Inc.
Cap Fund/VA, Service Shares       small-capitalization U.S. companies that the fund's
                                  investment manager believes have favorable business
                                  trends or prospects.
Oppenheimer Strategic Bond        High level of current income principally derived from      OppenheimerFunds, Inc.
Fund/VA, Service Shares           interest on debt securities. Invests mainly in three
                                  market sectors: debt securities of foreign governments
                                  and companies, U.S. government securities and
                                  lower-rated high yield securities of U.S. and foreign
                                  companies.
Putnam VT Growth and Income       Capital growth and current income. The fund pursues its    Putnam Investment
Fund - Class IB Shares            goal by investing mainly in common stocks of U.S.          Management, LLC
                                  companies, with a focus on value stocks that offer the
                                  potential for capital growth, current income or both.
Putnam VT International Equity    Capital appreciation. The fund pursues its goal by         Putnam Investment
Fund - Class IB Shares            investing mainly in common stocks of companies outside     Management, LLC
                                  the United States that Putnam Management believes have
                                  favorable investment potential. Under normal
                                  circumstances, the fund invests at least 80% of its net
                                  assets in equity investments.


--------------------------------------------------------------------------------

         RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   15

INVESTING IN                      INVESTMENT OBJECTIVE AND POLICIES                          INVESTMENT ADVISER
Putnam VT Research Fund - Class   Capital appreciation. The fund pursues its goal by         Putnam Investment
IB Shares                         investing mainly in common stocks of U.S. companies that   Management, LLC
                                  Putnam Management thinks have the greatest potential for
                                  capital appreciation with stock prices that reflect a
                                  value lower than that which Putnam Management places on
                                  the company, or whose earnings Putnam Management
                                  believes are likely to grow over time.
Putnam VT Vista Fund - Class IB   Capital appreciation. The fund pursues its goal by         Putnam Investment
Shares                            investing mainly in common stocks of U.S. companies,       Management, LLC
                                  with a focus on growth stocks.
RVST RiverSource Partners         Long-term capital appreciation. Under normal market        RiverSource
Variable Portfolio - Small Cap    conditions, at least 80% of the Fund's net assets will     Investments, LLC,
Value Fund (previously            be invested in small cap companies with market             adviser; River Road
RiverSource Variable              capitalization, at the time of investment, of up to $2.5   Asset Management, LLC,
Portfolio - Small Cap Value       billion or that fall within the range of the Russell       Donald Smith & Co.,
Fund)                             2000(R) Value Index. The Fund may invest up to 25% of      Inc., Franklin
                                  its net assets in foreign investments.                     Portfolio Associates
                                                                                             LLC, Barrow, Hanley,
                                                                                             Mewhinney & Strauss,
                                                                                             Inc. and Denver
                                                                                             Investment Advisors
                                                                                             LLC, subadvisers.
RVST RiverSource Variable         Maximum current income consistent with liquidity and       RiverSource
Portfolio - Cash Management       stability of principal. Invests primarily in money         Investments, LLC
Fund                              market instruments, such as marketable debt obligations
                                  issued by corporations or the U.S. government or its
                                  agencies, bank certificates of deposit, bankers'
                                  acceptances, letters of credit, and commercial paper,
                                  including asset-backed commercial paper.
RVST RiverSource Variable         High level of current income while attempting to           RiverSource
Portfolio - Diversified Bond      conserve the value of the investment for the longest       Investments, LLC
Fund                              period of time. Under normal market conditions, the Fund
                                  invests at least 80% of its net assets in bonds and
                                  other debt securities. At least 50% of the Fund's net
                                  assets will be invested in securities like those
                                  included in the Lehman Brothers Aggregate Bond Index
                                  (Index), which are investment grade and denominated in
                                  U.S. dollars. The Index includes securities issued by
                                  the U.S. government, corporate bonds, and mortgage- and
                                  asset-backed securities. Although the Fund emphasizes
                                  high- and medium-quality debt securities, it will assume
                                  some credit risk to achieve higher yield and/or capital
                                  appreciation by buying lower-quality (junk) bonds. The
                                  Fund may invest up to 25% of its net assets in foreign
                                  investments, which may include instruments in emerging
                                  markets.
RVST RiverSource Variable         High level of current income and, as a secondary goal,     RiverSource
Portfolio - Diversified Equity    steady growth of capital. Under normal market              Investments, LLC
Income Fund                       conditions, the Fund invests at least 80% of its net
                                  assets in dividend-paying common and preferred stocks.
                                  The Fund may invest up to 25% of its net assets in
                                  foreign investments.


--------------------------------------------------------------------------------

  16  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

INVESTING IN                      INVESTMENT OBJECTIVE AND POLICIES                          INVESTMENT ADVISER
RVST RiverSource Variable         Long-term capital growth. Invests primarily in common      RiverSource
Portfolio - Growth Fund           stocks and securities convertible into common stocks       Investments, LLC
                                  that appear to offer growth opportunities. These growth
                                  opportunities could result from new management, market
                                  developments, or technological superiority. The Fund may
                                  invest up to 25% of its net assets in foreign
                                  investments.
RVST RiverSource Variable         Capital appreciation. Under normal market conditions,      RiverSource
Portfolio - Large Cap Equity      the Fund invests at least 80% of its net assets in         Investments, LLC
Fund                              equity securities of companies with market
                                  capitalization greater than $5 billion at the time of
                                  purchase. The Fund may invest up to 25% of its net
                                  assets in foreign investments.
RVST RiverSource Variable         Long-term capital appreciation. The Fund seeks to          RiverSource
Portfolio - S&P 500 Index Fund    provide investment results that correspond to the total    Investments, LLC
                                  return (the combination of appreciation and income) of
                                  large-capitalization stocks of U.S. companies. The Fund
                                  invests in common stocks included in the Standard &
                                  Poor's 500 Composite Stock Price Index (S&P 500). The
                                  S&P 500 is made up primarily of large-capitalization
                                  companies that represent a broad spectrum of the U.S.
                                  economy.
RVST RiverSource Variable         High level of current income and safety of principal       RiverSource
Portfolio - Short Duration U.S.   consistent with investment in U.S. government and          Investments, LLC
Government Fund                   government agency securities. Under normal market
                                  conditions, at least 80% of the Fund's net assets are
                                  invested in securities issued or guaranteed as to
                                  principal and interest by the U.S. government, its
                                  agencies or instrumentalities.


THE ONE-YEAR FIXED ACCOUNT

You may allocate purchase payments or transfer accumulated value to the one-year fixed account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter, we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life of NY annuities, product design, competition, and RiverSource Life of NY's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

BUYING YOUR CONTRACT

New contracts are not currently being offered. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger.

--------------------------------------------------------------------------------

         RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   17

When you applied, you selected:

- the one-year fixed account and/or subaccounts in which you want to invest;

- how you want to make purchase payments;

- the optional MAV death benefit(1);

- the optional GMIB - MAV rider(2);

- the optional GMIB - 6% Rising Floor rider(2);

- the optional Performance Credit Rider(2);

- the length of the withdrawal charge schedule (5 or 7 years); and

- a beneficiary.

(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect the MAV death benefit.
(2) If you select the PCR, you cannot add a GMIB rider. You may select a GMIB rider if the annuitant is 75 or younger at contract issue. The GMIB is not available with ROP death benefit.

The contract provides for allocation of purchase payments to the subaccounts of the variable account and/or to the one-year fixed account in even 1% increments. For contracts with applications signed on or after June 16, 2003, the amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.

We applied your initial purchase payment to the one-year fixed account and subaccounts you selected within two business days after we received it at our home office. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE

Annuity payouts are scheduled to begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin. The retirement date may not be earlier than 13 months after the contract effectiveness date.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the retirement date must be:

- no later than the annuitant's 90th birthday.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, to comply with IRS regulations, the retirement date generally must be:

- for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified plans, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).

If you satisfy your required minimum distribution in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 90th birthday, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY


We will pay the death benefit to your named beneficiary if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is more than one beneficiary we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)


--------------------------------------------------------------------------------

  18  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

MINIMUM PURCHASE PAYMENTS

  $2,000 initial payment.

  $100 for additional payments.

MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*

  $1,000,000

* This limit applies in total to all RiverSource Life of NY annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER

Send your check along with your name and contract number to our home office:

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
20 MADISON AVENUE EXT.
P.O. BOX 5555
ALBANY, NY 12205-5555
PURCHASE PAYMENT CREDITS

You will generally receive a purchase payment credit with any payment you make to your contract that brings your total net payment (total payments less total withdrawals) to $100,000 or more.

We apply a credit to your contract of 1% of your current payment. If you make any additional payments that cause the contract to be eligible for the credit, we will add credits to your prior purchase payments (less total withdrawals). We apply this credit immediately. We allocate the credit to the one-year fixed account and subaccounts in the same proportions as your purchase payment.

We fund the credit from our general account. Credits are not considered to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds). The amount returned to you under the free look provision also will not include any credits applied to your contract.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first five or seven years, depending on the withdrawal charge schedule you choose. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available because of lower distribution and other expenses associated with larger-sized contracts and through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

LIMITATIONS ON USE OF CONTRACTS

If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully withdrawn. We prorate this charge among the subaccounts and the one-year fixed account in the same proportion your interest in each account bears to your total contract value. However, any amount deducted from the one-year fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed

--------------------------------------------------------------------------------

         RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   19
minimum interest rate; plus (2) any amounts allocated or transferred to the one-year fixed account in that contract year. In no instance will the charge from the one-year fixed account exceed $30 in any contract year.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE


We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the one-year fixed account. We cannot increase these fees.


These fees are based on whether the contract is a qualified annuity or a nonqualified annuity, the withdrawal charge schedule and the death benefit that applies to your contract.

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:                        QUALIFIED ANNUITIES    NONQUALIFIED ANNUITIES
 ROP death benefit                                                   0.85%                    1.10%
 MAV death benefit                                                   0.95                     1.20
FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE:
 ROP death benefit                                                   1.15                     1.40
 MAV death benefit                                                   1.25                     1.50


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.


Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed below, will cover sales and distribution expenses.

WITHDRAWAL CHARGE

If you withdraw all or part of your contract, you may be subject to a withdrawal charge. A withdrawal charge applies if all or part of the withdrawal amount is from purchase payments we received less than six or eight years before the date of withdrawal, depending on the withdrawal charge schedule you select. You select the withdrawal charge period at the time of your application for contract. The withdrawal charge percentages that apply to you are shown in your contract.

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you select the seven-year schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal

--------------------------------------------------------------------------------

  20 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS charge. Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below. The TFA is defined as the maximum of (a) and (b) where:

(a) is 10% of your prior anniversary's contract value; and

(b) is current contract earnings.

NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment and purchase payment credit to be the prior anniversary's contract value during the first contract year.

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn
(PPW) in numbers three and four above as:

                        (ACV - XSF)
    PPW   =   XSF   +   -----------   X   (PPNPW - XSF)
                        (CV - TFA)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn, depending on the schedule you selected:

                                     WITHDRAWAL CHARGE SCHEDULE
                    SEVEN-YEAR SCHEDULE                       FIVE-YEAR SCHEDULE
           YEARS FROM PURCHASE  WITHDRAWAL CHARGE   YEARS FROM PURCHASE  WITHDRAWAL CHARGE
             PAYMENT RECEIPT       PERCENTAGE         PAYMENT RECEIPT       PERCENTAGE
                    1                   8%                   1                   8%
                    2                   8                    2                   7
                    3                   7                    3                   6
                    4                   7                    4                   4
                    5                   6                    5                   2
                    6                   5               Thereafter               0
                    7                   3
                  Thereafter            0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.


Note that the withdrawal charge is assessed against the original amount of your purchase payments that are subject to a withdrawal charge, even if your contract has lost value. This means that purchase payments withdrawn may be greater than the amount of contract value you withdraw.


--------------------------------------------------------------------------------

         RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   21

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. If the original contract is a qualified annuity with a seven-year withdrawal schedule, the discount rate we use in the calculation will be 4.86% if the assumed investment rate is 3.5% and 6.36% if the assumed investment rate is 5%. For a nonqualified annuity with a seven-year withdrawal schedule, the discounted rate we use in the calculation will be 5.11% if the assumed investment rate is 3.5% and 6.61% if the assumed investment rate is 5%. If the original contract is a qualified annuity with a five-year withdrawal schedule, the discount rate we use in the calculation will be 5.16% if the assumed investment rate is 3.5% and 6.66% if the assumed investment rate is 5%. For a nonqualified annuity with a five-year withdrawal schedule, the discounted rate will be 5.41% if the assumed investment rate is 3.5% and 6.91% if the assumed investment rate is 5%. The 5.0% assumed investment rate is not available for nonqualified plans with a five-year withdrawal charge schedule. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WITHDRAWAL CHARGE CALCULATION EXAMPLE

The following is an example of the calculation we would make to determine the withdrawal charge on a contract with a SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE with this history:


- We receive these payments



  - $10,000 initial;



  - $8,000 on the seventh contract anniversary;



  - $6,000 on the eighth contract anniversary; and



- You withdraw the contract for its total withdrawal value of $38,101 during the eleventh contract year and make no other withdrawals during that contract year; and



- The prior anniversary contract value was $38,488.



WITHDRAWAL
  CHARGE                             EXPLANATION
   $  0      $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
      0      $10,252.20 is contract earnings in excess of the 10% TFA
             withdrawal amount withdrawn without withdrawal charge; and
      0      $10,000 initial purchase payment was received eight or more years before withdrawal and is withdrawn without withdrawal charge; and
    560      $8,000 purchase payment is in its fourth year from receipt, withdrawn with a 7% withdrawal charge; and
    420      $6,000 purchase payment is in its third year from receipt
             withdrawn with a 7% withdrawal charge.
   ----
   $980


Under the same scenario, the withdrawal charge on a contract with a FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE would be calculated:


WITHDRAWAL
  CHARGE                             EXPLANATION
   $  0      $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
      0      $10,252.20 is contract earnings in excess of the 10% TFA
             withdrawal amount withdrawn without withdrawal charge; and
      0      $10,000 initial purchase payment was received six or more
             years before withdrawal and is withdrawn without withdrawal charge; and
    320      $8,000 purchase payment is in its fourth year from receipt, withdrawn with a 4% withdrawal charge; and
    360      $6,000 purchase payment is in its third year from receipt
             withdrawn with a 6% withdrawal charge.
   ----
   $680


WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;

- required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;

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  22  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

- contracts settled using an annuity payout plan, unless an annuity payout Plan E is later surrendered;

- amounts we refund to you during the free look period;* and

- death benefits.

* However, we will reverse certain purchase payment credits. (See "Buying Your Contract - Purchase Payment Credits.")

POSSIBLE GROUP REDUCTIONS: In some cases, we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

OPTIONAL LIVING BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE

We charge an annual fee for this optional feature only if you select it. There are two GMIB rider options available under your contract (see "Guaranteed Minimum Income Benefit Rider"). The fee for GMIB - MAV is currently 0.55% of the adjusted contract value. The fee for GMIB - 6% Rising Floor is currently 0.75% of the adjusted contract value. Depending on the GMIB rider option you choose, we deduct the appropriate fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and one-year fixed account in the same proportion your interest in each account bears to your total contract value. However, any amount deducted from the one-year fixed account will be limited to: (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the one-year fixed account in that year.


If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate GMIB fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase either GMIB fee after the rider effective date and it does not apply after annuity payouts begin or the GMIB terminates.


We calculate the fee as follows:

       GMIB - MAV                        0.55% X (CV + ST - FAV)
       GMIB - 6% RISING FLOOR            0.75% X (CV + ST - FAV)

 CV = contract value on the contract anniversary

  ST = transfers from the subaccounts to the one-year fixed account made during the six months before the contract anniversary.

 FAV = the value of the one-year fixed account on the contract anniversary.

The result of ST - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts and not on the one-year fixed account.

EXAMPLE


- You purchase the contract with a payment of $50,000 and allocate all of your payment to the subaccounts.



- During the first contract year your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.



- On the first contract anniversary the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.


- The GMIB fee for:

     GMIB - MAV is 0.55%; and

     GMIB - 6% RISING FLOOR is 0.75%.

We calculate the charge as follows:

   Contract value on the contract anniversary:                                    $73,250
   plus transfers from the subaccounts to the one-year fixed account in the six
   months before the contract anniversary:                                        +15,000
   minus the value of the one-year fixed account on the contract anniversary:     -15,250
                                                                                  -------
                                                                                  $73,000

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         RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   23

The GMIB fee charged to you:

   GMIB - MAV                              (0.55% X $73,000) =                    $401.50
   GMIB - 6% RISING FLOOR                  (0.75% X $73,000) =                    $547.50

PERFORMANCE CREDIT RIDER (PCR) FEE

We charge a fee of 0.15% of your contract value for this optional feature if you select it(1). If selected, we deduct the fee from your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and the one-year fixed account in the same proportion as your interest bears to your total contract value. However, any amount deducted from the one-year fixed account will be limited to: (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the one-year fixed account in that year.


If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.


(1)  If you select the PCR, you cannot add a GMIB rider.

VALUING YOUR INVESTMENT

We value your accounts as follows:

ONE-YEAR FIXED ACCOUNT

We value the amount you allocated to the one-year fixed account directly in dollars. The value of the one-year fixed account equals:

- the sum of your purchase payments and transfer amounts allocated to the one-year fixed account plus any purchase payment credits allocated to the one-year fixed account;

- plus interest credited;

- minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:

  - Guaranteed Minimum Income Benefit rider - MAV;

  - Guaranteed Minimum Income Benefit rider - 6% Rising Floor; or

  - Performance Credit rider.

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

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  24  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;

- transfers into or out of the subaccounts;

- partial withdrawals;

- withdrawal charges;

and the deduction of a prorated portion of:

- the contract administrative charge;

- the fee for any of the following optional benefits you have selected:

  - Guaranteed Minimum Income Benefit rider - MAV;

  - Guaranteed Minimum Income Benefit rider - 6% Rising Floor; or

  - Performance Credit rider.

Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;


- fund capital gains or losses;



- fund operating expenses; and


- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account to one or more subaccounts. You can also obtain the benefits of dollar-cost averaging by setting up an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from the one-year fixed account into the subaccounts of your choice. If you participate in an Interest Sweep strategy, the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                                      NUMBER
BY INVESTING AN EQUAL NUMBER                                      AMOUNT                 ACCUMULATION                OF UNITS
OF DOLLARS EACH MONTH ...                   MONTH                INVESTED                 UNIT VALUE                 PURCHASED
                                             Jan                   $100                      $20                       5.00
                                             Feb                    100                       18                       5.56
you automatically buy
more units when the
per unit market price is low
....                           ARROW

                                             Mar                    100                       17                       5.88
                                             Apr                    100                       15                       6.67
                                             May                    100                       16                       6.25
                                             Jun                    100                       18                       5.56
                                             Jul                    100                       17                       5.88
and fewer units
when the per unit
market price is high ...      ARROW

                                             Aug                    100                       19                       5.26
                                             Sept                   100                       21                       4.76
                                             Oct                    100                       20                       5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

--------------------------------------------------------------------------------

         RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   25

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM

If your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program, if available. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month or twelve-month Special DCA account.

You may only allocate a new purchase payment of at least $10,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the one-year fixed account and/or subaccounts you select over the time period you select (either six or twelve months).

We reserve the right to credit a lower interest rate to each Special DCA account if you select the one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

(1) "Net contract value" equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Special DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify. Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your investment professional.

The special DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date

--------------------------------------------------------------------------------

  26 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset-rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

TRANSFERRING AMONG ACCOUNTS

You may transfer contract value from any one subaccount, or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our administrative office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our administrative office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts you may not make a transfer from any subaccount back to the one-year fixed account for six months following that transfer.

- It is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction. For contracts with applications signed on or after June 16, 2003, the amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account in total being greater than 30% of the contract value. The time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the subaccounts will be effective on the valuation date we receive it.

- If you select a variable payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts, and we reserve the right to limit the number of subaccounts in which you may invest.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES

--------------------------------------------------------------------------------

         RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   27

AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging or asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;


- limiting the dollar amount that you may transfer at any one time;



- suspending the transfer privilege; or



- modifying instructions under an automatic transfer program to exclude a restricted fund if you do not provide new instructions.


Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE

--------------------------------------------------------------------------------

  28  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under an asset allocation, dollar-cost averaging or asset rebalancing program that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our home office:

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
20 MADISON AVENUE EXT.
P.O. BOX 5555
ALBANY, NY 12205-5555
MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance, if less

MAXIMUM AMOUNT

Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your subaccounts or one-year fixed account.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

  For contracts with applications signed on or after June 16, 2003, the time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

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         RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   29

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

MAXIMUM AMOUNT

Transfers or withdrawals: None (except for automatic transfers from the one-year fixed account).

 3 BY PHONE

Call between 8:00 a.m. and 4:30 p.m. Eastern time:
(800) 504-0469

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                 Contract value or entire account balance

Withdrawals:              $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our home office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our home office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay contract charges, withdrawal charges or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your subaccounts and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each subaccount and the one-year fixed account must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

  - the withdrawal amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

--------------------------------------------------------------------------------

  30  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.


TSA -- SPECIAL PROVISIONS


PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:


  - you are at least age 59 1/2; or



  - you are disabled as defined in the Code; or



  - you severed employment with the employer who purchased the contract; or



  - the distribution is because of your death; or



  - effective Jan. 1, 2009, the distribution is due to plan termination; or



  - effective Jan. 1, 2009, you are a military reservist.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP


You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our home office. The change will become binding on us when we receive it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.


If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB, the rider will terminate upon transfer of ownership of your annuity contract (see "Optional Benefits").

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         RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   31

BENEFITS IN CASE OF DEATH

There are two death benefit options under your contract:

- Return of Purchase Payments death benefit (ROP); and

- Maximum Anniversary Value death benefit (MAV).

If both you and the annuitant are 79 or younger at contract issue, you can select either the ROP or the MAV death benefit on your application. If either you or the annuitant are 80 or older at contract issue, the ROP will apply. If you choose to add a Guaranteed Minimum Income Benefit rider, you must elect the MAV death benefit. Once you select a death benefit option, you cannot change it. We show the option that applies in your contract. The combination of the contract, withdrawal charge schedule and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under both options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of the following:

1. contract value; or

2. purchase payment floor -- total purchase payments, plus purchase payment credits minus adjusted withdrawals.


                                                   PW X DB
  DEATH BENEFIT ADJUSTED PARTIAL WITHDRAWALS   =   ------------
                                                   CV

  PW = the partial withdrawal including any withdrawal charge.

  DB = the death benefit on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

EXAMPLE


- You purchase the contract with a payment of $20,000.



- On the first contract anniversary you make an additional purchase payment of $5,000.



- During the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal.



- During the third contract year the contract value grows to $23,000.



  We calculate the ROP death benefit as follows:
  Contract value at death:                                                                    $23,000.00
                                                                                              ----------
  Purchase payments and purchase payment credits minus adjusted partial withdrawals:
         Total purchase payments and purchase payment credits:                                $25,000.00
         minus adjusted partial withdrawals calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,704.55
             $22,000                                                                          ----------
         for a death benefit of:                                                              $23,295.45
                                                                                              ----------
  ROP death benefit, calculated as the greatest of these two values:                          $23,295.45


MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the MAV death benefit is appropriate for your situation.

If both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract at the time of purchase. Once you select the MAV death benefit you may not cancel it. If you choose to add the Guaranteed Minimum Income Benefit rider to your contract, you must elect the MAV death benefit.

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  32  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following amounts:

1. contract value;

2. purchase payments plus purchase payment credits minus adjusted partial withdrawals; or

3. the MAV on date of death.

MAXIMUM ANNIVERSARY VALUE (MAV): MAV is a value we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) purchase payment floor. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

EXAMPLE


- You purchase the contract with a payment of $20,000.



- On the first contract anniversary the contract value grows to $24,000.



- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.



  We calculate the MAV death benefit as follows:
  Contract value at death:                                                                    $20,500.00
                                                                                              ----------
  Purchase payments and purchase payment credits minus adjusted partial withdrawals:
         Total purchase payments and purchase payment credits:                                $20,000.00
         minus the death benefit adjusted partial withdrawals, calculated as:
         $1,500 X $20,000
         ----------------  =                                                                   -1,363.64
             $22,000                                                                          ----------
         for a death benefit of:                                                              $18,636.36
                                                                                              ----------
  The MAV immediately preceding the date of death plus:
         Greatest of your contract anniversary contract values:                               $24,000.00
         plus purchase payments and purchase payment credits made since the prior                  +0.00
         anniversary:
         minus the death benefit adjusted partial withdrawals, calculated as:
         $1,500 X $24,000
         ----------------  =                                                                   -1,636.36
             $22,000                                                                          ----------
         for a death benefit of:                                                              $22,363.64
                                                                                              ----------


  The MAV death benefit, calculated as the greatest of these three values, which
  is the MAV:                                              $22,363.64

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you selected a GMIB rider (see "Optional Benefits"), it will terminate.

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         RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   33

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you selected a GMIB rider (see "Optional Benefits"), it will terminate.

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

OPTIONAL LIVING BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

There are two GMIB rider options available under your contract. Both GMIB riders are intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If you select either GMIB rider option:

- you must hold the GMIB for 7 years;


- the GMIB rider terminates* 30 days following the contract anniversary after the annuitant's 86th birthday;


- you can only exercise the GMIB within 30 days after a contract anniversary;
  and

- there are additional costs associated with the rider.


* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy RMDs, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see "Taxes -- Qualified Annuities
-- Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional charge. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a GMIB rider is appropriate for your situation. Be sure to discuss with your investment professional whether either GMIB rider option is appropriate for your situation.

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  34  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

The amount of the fee is determined by the GMIB rider option you select (see "Charges -- GMIB Rider Fee"). If you select a GMIB rider, you must also elect the MAV death benefit at the time you purchase your contract. You cannot add the PCR to your contract if you select a GMIB. The effective date of the GMIB rider will be the contract issue date.

In some instances, we may allow you to add a GMIB rider to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB rider on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.

INVESTMENT SELECTION: Under either GMIB rider, you may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts or the one-year fixed account. However, we will limit the amount you allocate to subaccounts investing in RiverSource(R) Variable Portfolio -- Cash Management Fund to 10% of the total amount in the subaccounts. If you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB rider if you have not satisfied the limitation after 60 days.

YOU MAY SELECT ONE OF THE FOLLOWING GMIB RIDER OPTIONS:

- GMIB - Maximum Anniversary Value (MAV); or

- GMIB - 6% Rising Floor.

GMIB - MAV
GMIB BENEFIT BASE:

If the GMIB - MAV is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the Maximum Anniversary Value (MAV) at the last contract anniversary plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

MAV is a value we calculate on the first contract anniversary as the highest of:
(a) your current contract value, or (b) purchase payment floor. There is no MAV prior to the first contact anniversary. Every contract anniversary after that through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

Keep in mind, the MAV is limited at age 81.

We will exclude from the GMIB benefit base any purchase payment and purchase payment credits made in the five years before you exercise the GMIB - MAV. We would do so only if such payments and credit total $50,000 or more or if they are 25% or more of total contract payments and credits. We will subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value and the MAV as:

     PMT X CVG
    ----------
        ECV

     PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB - MAV.

     CVG = current contract value at the time you exercise the GMIB - MAV.

     ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

EXERCISING THE GMIB - MAV:

- you may only exercise the GMIB - MAV within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant must be between 50 and 86 years old on the date the rider is exercised.

- you can only take an annuity payout under one of the following annuity payout plans:

  - Plan A -- Life Annuity - no refund

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         RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   35

  - Plan B -- Life Annuity with ten years certain

  - Plan D -- Joint and last survivor life annuity - no refund

- You may change the annuitant for the payouts.

When you exercise your GMIB - MAV, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

 Pt-1 (1 + I)
 ------------    = Pt
     1.35

Pt-1   = prior annuity payout
Pt     = current annuity payout
i      = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 3.5% assumed investment rate. If your subaccount performance equals 3.5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 3.5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 3.5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - MAV benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the MAV, purchase payment floor or the contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the GMIB - MAV annuity purchase described above. If the GMIB benefit base is greater than the contract value, the GMIB - MAV may provide a higher annuity payout level than is otherwise available. However, the GMIB - MAV uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - MAV may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - MAV, you will receive the higher standard payout. The GMIB - MAV does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - MAV:

- You may terminate the GMIB - MAV within 30 days after the first rider anniversary.

- You may terminate the GMIB - MAV any time after the seventh rider anniversary.

- The GMIB - MAV will terminate on the date:

  - you make a full withdrawal from the contract;

  - a death benefit is payable; or

  - you choose to begin taking annuity payouts under the regular contract provisions.


- The GMIB - MAV will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.



* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


EXAMPLE


- You purchase the contract during the 2004 calendar year with a payment of $100,000 and we add a $1,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.


- There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

--------------------------------------------------------------------------------

  36  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                                                 GMIB
ANNIVERSARY                                   CONTRACT VALUE         PURCHASE PAYMENTS             MAV               BENEFIT BASE
 1                                               $107,000                $101,000                $107,000
 2                                                125,000                 101,000                 125,000
 3                                                132,000                 101,000                 132,000
 4                                                150,000                 101,000                 150,000
 5                                                 85,000                 101,000                 150,000
 6                                                120,000                 101,000                 150,000
 7                                                138,000                 101,000                 150,000              $150,000
 8                                                152,000                 101,000                 152,000               152,000
 9                                                139,000                 101,000                 152,000               152,000
 10                                               126,000                 101,000                 152,000               152,000
 11                                               138,000                 101,000                 152,000               152,000
 12                                               147,000                 101,000                 152,000               152,000
 13                                               163,000                 101,000                 163,000               163,000
 14                                               159,000                 101,000                 163,000               163,000
 15                                               215,000                 101,000                 215,000               215,000

NOTE: The MAV value is limited at age 81, but, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

CONTRACT                                                                             PLAN A -
ANNIVERSARY                                                   GMIB                LIFE ANNUITY --
AT EXERCISE                                               BENEFIT BASE               NO REFUND
 10                                              $152,000 (MAV)                      $  784.32
 15                                              215,000 (Contract Value = MAV)       1,268.50

                                                       MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                              PLAN B -             PLAN D - JOINT AND
ANNIVERSARY                                      LIFE ANNUITY WITH         LAST SURVIVOR LIFE
AT EXERCISE                                      TEN YEARS CERTAIN        ANNUITY -- NO REFUND
 10                                                  $  763.04                  $627.76
 15                                                   1,210.45                   982.55

The payouts above are shown at guaranteed annuity rates of 3% as stated in Table B of the contract. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                                       PLAN A -                  PLAN B -             PLAN D - JOINT AND
ANNIVERSARY                                                 LIFE ANNUITY --         LIFE ANNUITY WITH         LAST SURVIVOR LIFE
AT EXERCISE                          CONTRACT VALUE            NO REFUND            TEN YEARS CERTAIN        ANNUITY -- NO REFUND
 10                                     $126,000               $  650.16                $  632.52                   $520.38
 15                                      215,000                1,268.50                 1,210.45                    982.55

In the above example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - MAV payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 3.5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 3.5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 3.5%, your variable annuity payout will decrease from the previous annuity payout.

GMIB - 6% RISING FLOOR
GMIB BENEFIT BASE:

If the GMIB - 6% Rising Floor is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the 6% rising floor.

--------------------------------------------------------------------------------

         RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   37

6% RISING FLOOR: This is the sum of the value of the one-year fixed account and the variable account floor. We calculate the variable account floor on each contract anniversary through age 80. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we set the variable account floor equal to:

- the initial purchase payments and purchase payment credits allocated to the subaccounts increased by 6%;

- plus any subsequent amounts allocated to the subaccounts; and

- minus adjusted transfers or partial withdrawals from the subaccounts.

Every contract anniversary after that, through age 80, we reset the variable account floor by accumulating the prior anniversary's variable account floor at 6% then adding any subsequent amounts allocated to the subaccounts and subtracting any adjusted transfers or partial withdrawals from the subaccounts. We stop resetting the variable account floor after you or the annuitant reach age 81. However, we continue to add subsequent amounts you allocate to the subaccounts and subtract adjusted transfers or partial withdrawals from the subaccounts.

                                                                  PWT X VAF
  6% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS   =   ---------
                                                                     SV

  PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge) from the subaccounts.

   VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

   SV = value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.

Keep in mind that the 6% rising floor is limited at age 81.

We will exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we:

- subtract each payment adjusted for market value from the contract value and credits.

- subtract each payment from the 6% rising floor. We adjust the payments made to the one-year fixed account for market value. We increase payments and credits allocated to the subaccounts by 6% for the number of full contract years they have been in the contract before we subtract them from the 6% rising floor.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value and the one-year fixed account value of the 6% rising floor as:

  PMT   X   CVG
  -------------
       ECV

     PMT = each purchase payment and purchase payment credit make in the five years before you exercise the GMIB.

     CVG = current contract value at the time you exercise the GMIB.

     ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 6% increase of payments allocated to the subaccounts as:

  PMT   X   (1.06)(CY)

     CY = the full number of contract years the payment has been in the contract.

EXERCISING THE GMIB - 6% RISING FLOOR:

- you may only exercise the GMIB - 6% Rising Floor within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant must be between 50 and 86 years old on the date the rider is exercised.

- you can only take an annuity payout under one of the following annuity payout plans:

  - Plan A -- Life Annuity - no refund

  - Plan B -- Life Annuity with ten years certain

  - Plan D -- Joint and last survivor life annuity - no refund

- You may change the annuitant for the payouts.

When you exercise your GMIB - 6% Rising Floor, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 2.5%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

--------------------------------------------------------------------------------
  38  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts are calculated using the following formula:

 Pt-1 (1 + I)
 ------------    = Pt
     1.35

Pt-1   = prior annuity payout
Pt     = current annuity payout
i      = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 3.5% assumed investment rate. If your subaccount performance equals 3.5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 3.5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 3.5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - 6% Rising Floor benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value. The GMIB benefit base is the value we apply to the guaranteed annuity purchase rates we use in the 2.5% Table to calculate the minimum annuity payouts you will receive if you exercise the GMIB - 6% Rising Floor. If the GMIB benefit base is greater than the contract value, the GMIB - 6% Rising Floor may provide a higher annuity payout level than is otherwise available. However, the GMIB - 6% Rising Floor uses annuity purchase rates that may be more conservative than the annuity purchase rates than we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - 6% Rising Floor may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - 6% Rising Floor, you will receive the higher standard payout. The GMIB - 6% Rising Floor does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - 6% RISING FLOOR:

- You may terminate the GMIB - 6% Rising Floor within 30 days after the first rider anniversary.

- You may terminate the GMIB - 6% Rising Floor any time after the seventh rider anniversary.

- The GMIB - 6% Rising Floor will terminate on the date:

  - you make a full withdrawal from the contract;

  - a death benefit is payable; or

  - you choose to begin taking annuity payouts under the regular contract provisions.


- The GMIB - 6% Rising Floor will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.



* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


EXAMPLE


- You purchase the contract during the 2004 calendar year with a payment of $100,000 and you allocate all of your purchase payment to the subaccounts.


- There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

--------------------------------------------------------------------------------

         RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   39

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                                                 GMIB
ANNIVERSARY                            CONTRACT VALUE         PURCHASE PAYMENTS           6% RISING FLOOR            BENEFIT BASE
 1                                        $107,000                $100,000                   $106,000
 2                                         125,000                 100,000                    112,360
 3                                         132,000                 100,000                    119,102
 4                                         150,000                 100,000                    126,248
 5                                          85,000                 100,000                    133,823
 6                                         120,000                 100,000                    141,852
 7                                         138,000                 100,000                    150,363                  $150,363
 8                                         152,000                 100,000                    159,388                   159,388
 9                                         139,000                 100,000                    168,948                   168,948
 10                                        126,000                 100,000                    179,085                   179,085
 11                                        138,000                 100,000                    189,830                   189,830
 12                                        147,000                 100,000                    201,220                   201,220
 13                                        215,000                 100,000                    213,293                   215,000
 14                                        234,000                 100,000                    226,090                   234,000
 15                                        240,000                 100,000                    239,655                   240,000

NOTE: The 6% Rising Floor value is limited at age 81, but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB - 6% Rising Floor.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

CONTRACT                                                                             PLAN A -
ANNIVERSARY                                               GMIB                    LIFE ANNUITY --
AT EXERCISE                                           BENEFIT BASE                   NO REFUND
 10                                            $179,085 (6% Rising Floor)            $  872.14
 15                                            240,000 (Contract Value)               1,346.40

                                                     MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                            PLAN B -             PLAN D - JOINT AND
ANNIVERSARY                                    LIFE ANNUITY WITH         LAST SURVIVOR LIFE
AT EXERCISE                                    TEN YEARS CERTAIN        ANNUITY -- NO REFUND
 10                                                $  850.65                 $  691.27
 15                                                 1,286.40                  1,034.40

The payouts above are shown at guaranteed annuity rates we use in the 2.5% Table. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                                       PLAN A -                  PLAN B -             PLAN D - JOINT AND
ANNIVERSARY                             CONTRACT            LIFE ANNUITY --         LIFE ANNUITY WITH         LAST SURVIVOR LIFE
AT EXERCISE                              VALUE                 NO REFUND            TEN YEARS CERTAIN        ANNUITY -- NO REFUND
 10                                     $126,000               $  650.16                $  632.52                 $  520.38
 15                                     240,000                 1,416.00                 1,351.20                  1,096.80

In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - 6% Rising Floor payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 3.5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 3.5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 3.5%, your variable annuity payout will decrease from the previous annuity payout.

PERFORMANCE CREDIT RIDER (PCR)

The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the tenth rider anniversary (see below). This is an optional benefit you may select for an additional charge (see "Charges"). The PCR does not provide any additional benefit before the tenth rider anniversary and it may not be appropriate for issue ages 75 or older due to this required holding period. Be sure to discuss with your investment professional whether or not the PCR is appropriate for your situation. You cannot add the PCR if you select either GMIB rider option.

--------------------------------------------------------------------------------

  40  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

INVESTMENT SELECTION UNDER THE PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts or the one-year fixed account. However, we will limit the aggregate amount in the one-year fixed account and amounts you allocate to subaccounts investing in the RiverSource Variable Portfolio -- Cash Management Fund to 10% of your total contract value. If you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.

TARGET VALUE: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year's purchase payments and purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 7.2%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary's target value and any additional purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 7.2%.

                                                  PW X TV
  TARGET VALUE ADJUSTED PARTIAL WITHDRAWALS   =   ------------
                                                  CV

  PW = the partial withdrawal including any applicable withdrawal charge.

  TV = the target value on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

EXERCISING THE PCR: We will inform you if your contract value did not meet or exceed the target value after your tenth rider anniversary. If your contract value is less than the target value on the tenth rider anniversary, we will add a PCR credit to your account equal to:

  5% X (PP - PCRPW - PP5)

       PP = total purchase payments and purchase payment credits.

  PCRPW = PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see Appendix A.

       PP5 = purchase payments and purchase payment credits made in the prior five years.

             >We apply the PCR credit to your contract on the tenth rider anniversary and allocate it among the fixed accounts and subaccounts according to your current asset allocation.

We will restart the ten-year calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year's payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each ten-year period as described above.

PCR RESET: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year's payments and credits for the calculating the target value and any applicable PCR credit. The next ten-year calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.

TERMINATING THE PCR

- You may terminate the PCR within 30 days following the first rider anniversary.

- You may terminate the PCR within 30 days following the later of the tenth rider anniversary or the last rider reset date.

- The PCR will terminate on the date:

  - you make a full withdrawal from the contract;

  - that a death benefit is payable; or

  - you choose to begin taking annuity payouts.

EXAMPLE


- You purchase the contract with a payment of $100,000 and we add a $1,000 purchase payment credit to the contract


- There are no additional purchase payments and no partial withdrawals


- On the tenth contract anniversary the contract value is $200,000


--------------------------------------------------------------------------------

         RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   41

- We determine the target value on the tenth contract anniversary as our purchase payments and credits accumulated at an annual effective rate of 7.2% = $101,000 X (1.072)(10) = $101,000 X 2.00423 = $202,427.


  Your contract value ($200,000) is less than the target value ($202,427). We add a PCR credit to your contract calculated as follows:
  5% X (PP - PCRPW - PP5) = 0.05 X ($101,000 - 0 - 0) = $5,050.


  After application of the PCR credit, your total contract value on the tenth contract anniversary would be $205,050.



- During the eleventh contract year, the contract value grows to $210,000 and you choose to begin receiving annuity payouts under a lifetime income plan. We would now add another PCR credit to your contract. Because you have not made any additional purchase payments or partial withdrawals the amount of this new credit is the same as the PCR credit we added to your contract on the tenth contract anniversary ($5,050). After adding this new PCR credit to your contract, your total contract value would be $215,050 and we would use this amount to determine your monthly annuity payout amount.



- If you had elected not to receive annuity payouts, the PCR ten-year calculation period would restart on the tenth contract anniversary with the target values first year's payments equal to $205,050. We would make the next PCR credit determination on the twentieth contract anniversary.


THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. The retirement date may not be earlier than 13 months from the contract date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date. If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 3.5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 5.0% investment rate for the 3.5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using an assumed 3.5% interest rate results in a lower initial payment, but later payouts will increase more quickly when annuity unit values rise and decrease more slowly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

--------------------------------------------------------------------------------

  42  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

ANNUITY PAYOUT PLANS

You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation will vary between 4.86% and 6.91% depending on the applicable contract options and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES


Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay federal income tax until there is a distribution from the contract. Certain exceptions apply. We will send a tax information reporting form for any year in which we made a distribution according to our records.



NONQUALIFIED ANNUITIES



Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and


--------------------------------------------------------------------------------

         RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   43
possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout
Period -- Annuity Payout Plans.")



WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.



You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.



WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.



ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.



PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:



- because of your death or in the event of nonnatural ownership, the death of the annuitant;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if it is allocable to an investment before Aug. 14, 1982; or



- if annuity payouts are made under immediate annuities as defined by the Code.



TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.



QUALIFIED ANNUITIES



Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of


--------------------------------------------------------------------------------

  44 RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.



When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.



ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.



WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;



In the below situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.



- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;



- the payout is a RMD as defined under the Code;



- the payout is made on account of an eligible hardship; or



- the payout is a corrective distribution.



Payments made to a surviving spouse instead of being directly rolled over to an IRA are subject to mandatory 20% income tax withholding.



State withholding also may be imposed on taxable distributions.


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         RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   45

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:



- because of your death;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only); or



- to pay certain medical or education expenses (IRAs only).



DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.



ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.



OTHER



PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when surrendered or paid out.



SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.



We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.



IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.



RIVERSOURCE LIFE OF NY'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes and there is no withholding. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.



TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.


VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

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  46  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or


- in our judgment, the funds no longer are suitable (or no longer most suitable) for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio -- Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 6.50% of purchase payments on the contract as well as service/trail commissions of up to 1.00% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- the funds");

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         RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   47

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including surrender charges; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER

RiverSource Life of NY issues the contracts. We are located at 20 Madison Avenue Extension, Albany, NY 12203 and are a wholly-owned subsidiary of RiverSource Life Insurance Company which is a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business in the state of New York. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS


RiverSource Life of NY is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.



RiverSource Life of NY is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life of NY believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


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  48  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

APPENDIX A: PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL

STEP ONE:

For EACH withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):

RPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and purchase payment credits as there are no previous withdrawals to subtract.

                                         PW X RPA
  RPA ADJUSTED PARTIAL WITHDRAWALS   =   ------------
                                         CV

      PW = the partial withdrawal including any applicable withdrawal charge.

      CV = the contract value on the date of (but prior to) the partial withdrawal.

     RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP TWO:

For EACH withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):

EPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.

                                         PW X EPA           EPA
  EPA ADJUSTED PARTIAL WITHDRAWALS   =   ------------   X   ------
                                         CV                 RPA

      PW = the partial withdrawal including any applicable withdrawal charge.

      CV = the contract value on the date of (but prior to) the partial withdrawal.

     EPA = the eligible premium amount on the date of (but prior to) the partial withdrawal.

     RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP THREE:

The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the SUM OF EACH EPA ADJUSTED PARTIAL WITHDRAWAL.

EXAMPLE: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include purchase payment credits.


- You purchase the contract with an initial purchase payment of $100,000.



- On the sixth contract anniversary you make an additional purchase payment in the amount of $100,000.


- Contract values before any partial withdrawals are shown below.


- On the third contract anniversary you make a partial withdrawal in the amount of $10,000.



- On the eighth contract anniversary you make another partial withdrawal in the amount of $10,000.


NOTE: The shaded portion of the table indicates the five year exclusion period.

CONTRACT DURATION IN YEARS                                     TOTAL PURCHASE PAYMENTS                        CONTRACT VALUE
----------------------------------------------------------------------------------------------------------------------------
At Issue                                                              $100,000                                   $100,000
1                                                                      100,000                                    110,000
2                                                                      100,000                                    115,000
3                                                                      100,000                                    120,000
4                                                                      100,000                                    115,000
5                                                                      100,000                                    120,000
6                                                                      200,000                                    225,000
7                                                                      200,000                                    230,000
8                                                                      200,000                                    235,000
9                                                                      200,000                                    230,000
10                                                                     200,000                                    235,000

CONTRACT DURATION IN YEARS
--------------------------  ----------------
At Issue
1
10


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         RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   49

STEP ONE: For each withdrawal made within the current calculation period we calculate the RPA:


For the first partial withdrawal on the third contract
  anniversary:
     RPA before the partial withdrawal = total purchase         RPA adjusted partial withdrawal =
     payments made prior to the partial withdrawal minus the  $10,000 X $100,000    =  $8,333
     RPA adjusted partial withdrawals for all previous             $120,000
     partial withdrawals = $100,000 - 0 = $100,000

For the second partial withdrawal on the eighth contract
  anniversary:
     RPA before the partial withdrawal = total purchase         RPA adjusted partial withdrawal =
     payments made prior to the partial withdrawal minus the  $10,000 X $191,667    =  $8,156
     RPA adjusted partial withdrawals for all previous             $235,000
     partial withdrawals = $200,000 - $8,333 = $191,667


STEP TWO: For each withdrawal made within the current calculation period, we calculate the EPA:


For the first partial withdrawal on the third contract
  anniversary:
     EPA before the partial withdrawal = total purchase                EPA adjusted partial withdrawal =
     payments made prior to the partial withdrawal AND the    $10,000 X $100,000    X  $100,000    =  $8,333
     five-year exclusion period minus the EPA adjusted             $120,000            $100,000
     partial withdrawals for all previous partial
     withdrawals = $100,000 - 0 = $100,000




For the second partial withdrawal on the eighth contract
  anniversary:
     EPA before the partial withdrawal = total purchase                EPA adjusted partial withdrawal =
     payments made prior to the partial withdrawal AND the    $10,000 X $91,667    X  $91,667     =  $1,886
     five-year exclusion period minus the EPA adjusted             $235,000           $191,667
     partial withdrawals for all previous partial
     withdrawals = $100,000 - $8,333 = $91,667


STEP THREE: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.

     PCRPW amount = $8,333 + $1,866 = $10,199

--------------------------------------------------------------------------------

  50  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

APPENDIX B: CONDENSED FINANCIAL INFORMATION



(Unaudited)



The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.



VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                             2007      2006     2005     2004     2003
---------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (03/17/2003)
Accumulation unit value at beginning of period                  $1.86    $1.67    $1.60    $1.46    $1.00
Accumulation unit value at end of period                        $1.87    $1.86    $1.67    $1.60    $1.46
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     3        3        3        3        2
---------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES
  (03/17/2003)
Accumulation unit value at beginning of period                  $2.00    $1.74    $1.61    $1.41    $1.00
Accumulation unit value at end of period                        $2.19    $2.00    $1.74    $1.61    $1.41
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --       --
---------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES II SHARES (04/28/2006)
Accumulation unit value at beginning of period                  $1.08    $1.00       --       --       --
Accumulation unit value at end of period                        $1.16    $1.08       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --       --
---------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B)
  (03/17/2003)
Accumulation unit value at beginning of period                  $1.43    $1.30    $1.26    $1.17    $1.00
Accumulation unit value at end of period                        $1.46    $1.43    $1.30    $1.26    $1.17
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     2        2        2        2        2
---------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B)
  (03/17/2003)
Accumulation unit value at beginning of period                  $1.62    $1.51    $1.47    $1.41    $1.00
Accumulation unit value at end of period                        $1.92    $1.62    $1.51    $1.47    $1.41
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     7        8        8        8        2
---------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B)
  (03/17/2003)
Accumulation unit value at beginning of period                  $1.81    $1.56    $1.51    $1.37    $1.00
Accumulation unit value at end of period                        $1.87    $1.81    $1.56    $1.51    $1.37
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     1        1        1        1        1
---------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B)
  (03/17/2003)
Accumulation unit value at beginning of period                  $1.54    $1.56    $1.37    $1.28    $1.00
Accumulation unit value at end of period                        $1.73    $1.54    $1.56    $1.37    $1.28
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     2        2        2        2        2
---------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2
  (03/17/2003)
Accumulation unit value at beginning of period                  $1.94    $1.75    $1.52    $1.33    $1.00
Accumulation unit value at end of period                        $2.25    $1.94    $1.75    $1.52    $1.33
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   115      173      185      198       18
---------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2
  (03/17/2003)
Accumulation unit value at beginning of period                  $1.56    $1.48    $1.42    $1.39    $1.00
Accumulation unit value at end of period                        $1.96    $1.56    $1.48    $1.42    $1.39
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     2        2        2        2        2
---------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2
  (03/17/2003)
Accumulation unit value at beginning of period                  $2.38    $2.14    $1.83    $1.48    $1.00
Accumulation unit value at end of period                        $2.71    $2.38    $2.14    $1.83    $1.48
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    49       52       71       75        5
---------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2
  (03/17/2003)
Accumulation unit value at beginning of period                  $2.42    $2.08    $1.77    $1.57    $1.00
Accumulation unit value at end of period                        $2.81    $2.42    $2.08    $1.77    $1.57
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    36       70       71       71        2
---------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2
  (03/17/2003)
Accumulation unit value at beginning of period                  $2.37    $1.98    $1.76    $1.35    $1.00
Accumulation unit value at end of period                        $1.85    $2.37    $1.98    $1.76    $1.35
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     9       10       10       11        8
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

         RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   51

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                              2007     2006     2005     2004     2003
---------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2
  (03/17/2003)
Accumulation unit value at beginning of period                  $2.27    $1.96    $1.82    $1.48    $1.00
Accumulation unit value at end of period                        $2.19    $2.27    $1.96    $1.82    $1.48
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     2        2        2        2        2
---------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS
  2 (03/17/2003)
Accumulation unit value at beginning of period                  $1.81    $1.68    $1.62    $1.47    $1.00
Accumulation unit value at end of period                        $2.00    $1.81    $1.68    $1.62    $1.47
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    12       44       44       44        3
---------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                  $1.83    $1.56    $1.42    $1.28    $1.00
Accumulation unit value at end of period                        $1.87    $1.83    $1.56    $1.42    $1.28
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    83      149      155      163       42
---------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2
  (03/17/2003)
Accumulation unit value at beginning of period                  $2.20    $1.83    $1.68    $1.43    $1.00
Accumulation unit value at end of period                        $2.52    $2.20    $1.83    $1.68    $1.43
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     5        5        6        7        3
---------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS
  (03/17/2003)
Accumulation unit value at beginning of period                  $1.49    $1.40    $1.36    $1.26    $1.00
Accumulation unit value at end of period                        $1.64    $1.49    $1.40    $1.36    $1.26
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     5        6        8        9        2
---------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning of period                  $1.72    $1.54    $1.48    $1.41    $1.00
Accumulation unit value at end of period                        $1.74    $1.72    $1.54    $1.48    $1.41
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     1        1        1        1       --
---------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning of period                  $1.45    $1.31    $1.29    $1.18    $1.00
Accumulation unit value at end of period                        $1.49    $1.45    $1.31    $1.29    $1.18
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    26       26       27       28        2
---------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning of period                  $2.57    $1.98    $1.72    $1.33    $1.00
Accumulation unit value at end of period                        $3.24    $2.57    $1.98    $1.72    $1.33
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --       --
---------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES
  (03/17/2003)
Accumulation unit value at beginning of period                  $1.59    $1.49    $1.44    $1.36    $1.00
Accumulation unit value at end of period                        $1.79    $1.59    $1.49    $1.44    $1.36
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    31       69       69       68        4
---------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES
  (03/17/2003)
Accumulation unit value at beginning of period                  $2.39    $2.06    $1.82    $1.55    $1.00
Accumulation unit value at end of period                        $2.51    $2.39    $2.06    $1.82    $1.55
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     1        1        1        1       --
---------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                  $1.39    $1.29    $1.27    $1.18    $1.00
Accumulation unit value at end of period                        $1.37    $1.39    $1.29    $1.27    $1.18
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    12       13       14       15       10
---------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES
  (03/17/2003)
Accumulation unit value at beginning of period                  $2.23    $1.97    $1.81    $1.53    $1.00
Accumulation unit value at end of period                        $2.18    $2.23    $1.97    $1.81    $1.53
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    11       12       13       13        9
---------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES
  (03/17/2003)
Accumulation unit value at beginning of period                  $1.31    $1.23    $1.21    $1.13    $1.00
Accumulation unit value at end of period                        $1.42    $1.31    $1.23    $1.21    $1.13
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   168      182      214      234       48
---------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES
  (03/17/2003)
Accumulation unit value at beginning of period                  $1.76    $1.54    $1.48    $1.34    $1.00
Accumulation unit value at end of period                        $1.64    $1.76    $1.54    $1.48    $1.34
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    11       11       11       11       11
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

  52  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                              2007     2006     2005     2004     2003
---------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES
  (03/17/2003)
Accumulation unit value at beginning of period                  $2.25    $1.78    $1.60    $1.39    $1.00
Accumulation unit value at end of period                        $2.42    $2.25    $1.78    $1.60    $1.39
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     7       42       42       42        6
---------------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning of period                  $1.63    $1.48    $1.42    $1.33    $1.00
Accumulation unit value at end of period                        $1.62    $1.63    $1.48    $1.42    $1.33
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --       --
---------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning of period                  $1.87    $1.79    $1.61    $1.37    $1.00
Accumulation unit value at end of period                        $1.92    $1.87    $1.79    $1.61    $1.37
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --       --
---------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP
VALUE FUND (03/17/2003)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP
VALUE FUND)
Accumulation unit value at beginning of period                  $2.22    $1.86    $1.78    $1.50    $1.00
Accumulation unit value at end of period                        $2.09    $2.22    $1.86    $1.78    $1.50
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     3        3        3        3       --
---------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT
  FUND* (03/17/2003)
Accumulation unit value at beginning of period                  $1.04    $1.01    $0.99    $0.99    $1.00
Accumulation unit value at end of period                        $1.08    $1.04    $1.01    $0.99    $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   111        1        1        1       --
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash Management Fund
  at Dec. 31, 2007 were 3.50% and 3.56%, respectively.
---------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND
  FUND (03/17/2003)
Accumulation unit value at beginning of period                  $1.09    $1.05    $1.04    $1.01    $1.00
Accumulation unit value at end of period                        $1.14    $1.09    $1.05    $1.04    $1.01
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     8       65       65       65        1
---------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY
  INCOME FUND (03/17/2003)
Accumulation unit value at beginning of period                  $2.37    $2.00    $1.78    $1.52    $1.00
Accumulation unit value at end of period                        $2.54    $2.37    $2.00    $1.78    $1.52
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    12       82       82       82        9
---------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND
  (03/17/2003)
Accumulation unit value at beginning of period                  $1.59    $1.44    $1.34    $1.25    $1.00
Accumulation unit value at end of period                        $1.62    $1.59    $1.44    $1.34    $1.25
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --       --
---------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY
  FUND (03/17/2006)
Accumulation unit value at beginning of period                  $1.08    $1.00       --       --       --
Accumulation unit value at end of period                        $1.10    $1.08       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --       --
---------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND
  (03/17/2003)
Accumulation unit value at beginning of period                  $1.72    $1.50    $1.45    $1.33    $1.00
Accumulation unit value at end of period                        $1.78    $1.72    $1.50    $1.45    $1.33
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     5       53       55       56        1
---------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S.
  GOVERNMENT FUND (03/17/2003)
Accumulation unit value at beginning of period                  $1.03    $1.00    $0.99    $0.99    $1.00
Accumulation unit value at end of period                        $1.07    $1.03    $1.00    $0.99    $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     9        9       10       14       11
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

         RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   53

VARIABLE ACCOUNT CHARGES OF 1.65% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                              2007     2006     2005     2004     2003
---------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (03/17/2003)
Accumulation unit value at beginning of period                  $1.82    $1.64    $1.58    $1.45    $1.00
Accumulation unit value at end of period                        $1.81    $1.82    $1.64    $1.58    $1.45
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    46       47       42       14        9
---------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES
  (03/17/2003)
Accumulation unit value at beginning of period                  $1.96    $1.71    $1.59    $1.40    $1.00
Accumulation unit value at end of period                        $2.13    $1.96    $1.71    $1.59    $1.40
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     3        3        3        4        4
---------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES II SHARES (04/28/2006)
Accumulation unit value at beginning of period                  $1.08    $1.00       --       --       --
Accumulation unit value at end of period                        $1.14    $1.08       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --       --
---------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B)
  (03/17/2003)
Accumulation unit value at beginning of period                  $1.40    $1.27    $1.25    $1.17    $1.00
Accumulation unit value at end of period                        $1.41    $1.40    $1.27    $1.25    $1.17
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    14       14       14       15       --
---------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B)
  (03/17/2003)
Accumulation unit value at beginning of period                  $1.58    $1.48    $1.45    $1.40    $1.00
Accumulation unit value at end of period                        $1.86    $1.58    $1.48    $1.45    $1.40
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    33       33       33       35       30
---------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B)
  (03/17/2003)
Accumulation unit value at beginning of period                  $1.76    $1.53    $1.49    $1.36    $1.00
Accumulation unit value at end of period                        $1.82    $1.76    $1.53    $1.49    $1.36
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   418      355      362      364      283
---------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B)
  (03/17/2003)
Accumulation unit value at beginning of period                  $1.50    $1.54    $1.36    $1.28    $1.00
Accumulation unit value at end of period                        $1.68    $1.50    $1.54    $1.36    $1.28
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    76       78       66       68       35
---------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2
  (03/17/2003)
Accumulation unit value at beginning of period                  $1.89    $1.72    $1.50    $1.33    $1.00
Accumulation unit value at end of period                        $2.18    $1.89    $1.72    $1.50    $1.33
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   192      163      159      160       26
---------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2
  (03/17/2003)
Accumulation unit value at beginning of period                  $1.52    $1.45    $1.40    $1.38    $1.00
Accumulation unit value at end of period                        $1.90    $1.52    $1.45    $1.40    $1.38
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   135      133      133      134       --
---------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2
  (03/17/2003)
Accumulation unit value at beginning of period                  $2.32    $2.10    $1.81    $1.47    $1.00
Accumulation unit value at end of period                        $2.63    $2.32    $2.10    $1.81    $1.47
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   445      424      430      446      321
---------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2
  (03/17/2003)
Accumulation unit value at beginning of period                  $2.36    $2.04    $1.74    $1.57    $1.00
Accumulation unit value at end of period                        $2.72    $2.36    $2.04    $1.74    $1.57
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    16       15       15       17       --
---------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2
  (03/17/2003)
Accumulation unit value at beginning of period                  $2.37    $2.00    $1.79    $1.38    $1.00
Accumulation unit value at end of period                        $1.84    $2.37    $2.00    $1.79    $1.38
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    22       22       22       28       21
---------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2
  (03/17/2003)
Accumulation unit value at beginning of period                  $2.21    $1.92    $1.80    $1.48    $1.00
Accumulation unit value at end of period                        $2.12    $2.21    $1.92    $1.80    $1.48
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    43       31       30       27        8
---------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS
  2 (03/17/2003)
Accumulation unit value at beginning of period                  $1.77    $1.65    $1.60    $1.46    $1.00
Accumulation unit value at end of period                        $1.93    $1.77    $1.65    $1.60    $1.46
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    84       88       93      104       65
---------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                  $1.78    $1.53    $1.41    $1.27    $1.00
Accumulation unit value at end of period                        $1.82    $1.78    $1.53    $1.41    $1.27
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   311      312      308      320       68
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

  54  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.65% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                              2007     2006     2005     2004     2003
---------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2
  (03/17/2003)
Accumulation unit value at beginning of period                  $2.19    $1.83    $1.69    $1.45    $1.00
Accumulation unit value at end of period                        $2.48    $2.19    $1.83    $1.69    $1.45
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    70       50       51       47        9
---------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS
  (03/17/2003)
Accumulation unit value at beginning of period                  $1.45    $1.38    $1.34    $1.25    $1.00
Accumulation unit value at end of period                        $1.59    $1.45    $1.38    $1.34    $1.25
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     4        4        4        4        4
---------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning of period                  $1.68    $1.51    $1.46    $1.40    $1.00
Accumulation unit value at end of period                        $1.69    $1.68    $1.51    $1.46    $1.40
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --       --
---------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning of period                  $1.42    $1.29    $1.28    $1.17    $1.00
Accumulation unit value at end of period                        $1.45    $1.42    $1.29    $1.28    $1.17
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   127      131      121      123       80
---------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning of period                  $2.50    $1.94    $1.70    $1.33    $1.00
Accumulation unit value at end of period                        $3.14    $2.50    $1.94    $1.70    $1.33
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     4        4        4        4        1
---------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES
  (03/17/2003)
Accumulation unit value at beginning of period                  $1.55    $1.47    $1.42    $1.35    $1.00
Accumulation unit value at end of period                        $1.74    $1.55    $1.47    $1.42    $1.35
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   241      170      171      173        9
---------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES
  (03/17/2003)
Accumulation unit value at beginning of period                  $2.33    $2.02    $1.80    $1.54    $1.00
Accumulation unit value at end of period                        $2.43    $2.33    $2.02    $1.80    $1.54
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    53       54       52       52        1
---------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                  $1.36    $1.26    $1.26    $1.18    $1.00
Accumulation unit value at end of period                        $1.33    $1.36    $1.26    $1.26    $1.18
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    81       17       20       21        1
---------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES
  (03/17/2003)
Accumulation unit value at beginning of period                  $2.18    $1.93    $1.79    $1.53    $1.00
Accumulation unit value at end of period                        $2.11    $2.18    $1.93    $1.79    $1.53
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   357      358      359      362      268
---------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES
  (03/17/2003)
Accumulation unit value at beginning of period                  $1.28    $1.21    $1.20    $1.13    $1.00
Accumulation unit value at end of period                        $1.37    $1.28    $1.21    $1.20    $1.13
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   376      310      299      307       75
---------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES
  (03/17/2003)
Accumulation unit value at beginning of period                  $1.72    $1.51    $1.46    $1.33    $1.00
Accumulation unit value at end of period                        $1.59    $1.72    $1.51    $1.46    $1.33
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --       --
---------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES
  (03/17/2003)
Accumulation unit value at beginning of period                  $2.20    $1.75    $1.59    $1.39    $1.00
Accumulation unit value at end of period                        $2.34    $2.20    $1.75    $1.59    $1.39
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     7        8        8        9       --
---------------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning of period                  $1.59    $1.45    $1.40    $1.33    $1.00
Accumulation unit value at end of period                        $1.57    $1.59    $1.45    $1.40    $1.33
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --       --
---------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning of period                  $1.82    $1.76    $1.59    $1.36    $1.00
Accumulation unit value at end of period                        $1.86    $1.82    $1.76    $1.59    $1.36
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     8        8        8        8        8
---------------------------------------------------------------------------------------------------------


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         RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   55

VARIABLE ACCOUNT CHARGES OF 1.65% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                              2007     2006     2005     2004     2003
---------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP
  VALUE FUND (03/17/2003)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP
  VALUE FUND)
Accumulation unit value at beginning of period                  $2.17    $1.83    $1.76    $1.49    $1.00
Accumulation unit value at end of period                        $2.03    $2.17    $1.83    $1.76    $1.49
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     3        3        5        7        3
---------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT
  FUND* (03/17/2003)
Accumulation unit value at beginning of period                  $1.02    $0.99    $0.98    $0.99    $1.00
Accumulation unit value at end of period                        $1.05    $1.02    $0.99    $0.98    $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    81      117      107       97       --
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash Management Fund
  at Dec. 31, 2007 were 2.84% and 2.88%, respectively.
---------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND
  FUND (03/17/2003)
Accumulation unit value at beginning of period                  $1.06    $1.04    $1.03    $1.00    $1.00
Accumulation unit value at end of period                        $1.10    $1.06    $1.04    $1.03    $1.00
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    44       44       28       28       28
---------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY
  INCOME FUND (03/17/2003)
Accumulation unit value at beginning of period                  $2.32    $1.97    $1.76    $1.51    $1.00
Accumulation unit value at end of period                        $2.46    $2.32    $1.97    $1.76    $1.51
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    11       11       10        9        1
---------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND
  (03/17/2003)
Accumulation unit value at beginning of period                  $1.55    $1.42    $1.33    $1.24    $1.00
Accumulation unit value at end of period                        $1.57    $1.55    $1.42    $1.33    $1.24
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --       --
---------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY
  FUND (03/17/2006)
Accumulation unit value at beginning of period                  $1.08    $1.00       --       --       --
Accumulation unit value at end of period                        $1.09    $1.08       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     3        3       --       --       --
---------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND
  (03/17/2003)
Accumulation unit value at beginning of period                  $1.67    $1.48    $1.44    $1.33    $1.00
Accumulation unit value at end of period                        $1.73    $1.67    $1.48    $1.44    $1.33
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    66       89       90       80       29
---------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S.
  GOVERNMENT FUND (03/17/2003)
Accumulation unit value at beginning of period                  $1.00    $0.98    $0.98    $0.99    $1.00
Accumulation unit value at end of period                        $1.04    $1.00    $0.98    $0.98    $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   100      101      101       85       --
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

  56  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..................... p.  3
Rating Agencies................................. p.  4
Revenues Received During Calendar Year 2007..... p.  4
Principal Underwriter........................... p.  5
Independent Registered Public Accounting Firm... p.  5
Condensed Financial Information (Unaudited)..... p.  6
Financial Statements


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         RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   57

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  58  RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

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         RIVERSOURCE INNOVATIONS VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   59

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Co. of New York
20 Madison Ave. Extension
Albany, NY 12203
(800) 504-0469


          RiverSource Distributors, Inc. (Distributor), Member FINRA.

 RiverSource(SM) insurance and annuity products are issued by RiverSource Life
                     Insurance Co. of New York, Albany, NY.


        (C)2008 RiverSource Life Insurance Company. All rights reserved.


45282 J (5/08)

PROSPECTUS


MAY 1, 2008


RIVERSOURCE(R)

INNOVATIONS SELECT VARIABLE ANNUITY
INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:   RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK (RIVERSOURCE LIFE OF NY)

             20 Madison Avenue Extension
             P.O. Box 5555
             Albany, NY 12205-0555
             Telephone: (800) 504-0469
             (Home Office)
             RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

This prospectus contains information that you should know before investing. Prospectuses are also available for:

AIM Variable Insurance Funds, Series II Shares
AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century(R) Variable Portfolios, Inc., Class II
Columbia Funds Variable Insurance Trust
Credit Suisse Trust
Dreyfus Investment Portfolios, Service Share Class
Dreyfus Variable Investment Fund, Service Share Class
Eaton Vance Variable Trust (VT)
Fidelity(R) Variable Insurance Products Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products
  Trust (FTVIPT) - Class 2
Goldman Sachs Variable Insurance Trust (VIT)
Janus Aspen Series: Service Shares
Legg Mason Variable Portfolios I, Inc.
MFS(R) Variable Insurance Trust(SM) - Service Class
Oppenheimer Variable Account Funds, Service Shares
PIMCO Variable Investment Trust (VIT)
Putnam Variable Trust - Class IB Shares

RiverSource Variable Series Trust (RVST) formerly known as

  RiverSource(R) Variable Portfolio Funds
The Universal Institutional Funds, Inc., Class II Shares
Van Kampen Life Investment Trust Class II Shares
Wanger Advisors Trust

Some funds may not be available in your contract. Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life of NY at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).


Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

This prospectus provides a general description of the contract and optional benefits. Your actual contract and any riders or endorsements are the controlling documents. RiverSource Life of NY has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

--------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   1

RiverSource Life of NY offers other annuities, which your investment professional may or may not be authorized to offer to you. Each annuity has different features and optional benefits that may be appropriate for you based on your individual financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges you will pay when buying, owning and withdrawing money from the contract we describe in this prospectus may be more or less than the fees and charges of other variable annuities we issue. A securities broker dealer authorized to sell the contract described in this prospectus (selling firm) may not offer all the variable annuities we issue. In addition, some selling firms may not permit their investment professionals to sell the contract and/or optional benefits described in this prospectus to persons over a certain age (which may be lower than age limits we set), or may otherwise restrict the sale of the optional benefits described in this prospectus by their investment professionals. You should ask your investment professional about his or her selling firm's ability to offer you other variable annuities we issue (which might have lower fees and charges than the contract described in this prospectus), and any limits the selling firm has placed on your investment professional's ability to offer you the contract and/or optional riders described in this prospectus.

TABLE OF CONTENTS


KEY TERMS.......................................   3
THE CONTRACT IN BRIEF...........................   5
EXPENSE SUMMARY.................................   7
CONDENSED FINANCIAL INFORMATION (UNAUDITED).....  14
FINANCIAL STATEMENTS............................  14
THE VARIABLE ACCOUNT AND THE FUNDS..............  14
THE FIXED ACCOUNT...............................  35
BUYING YOUR CONTRACT............................  37
CHARGES.........................................  39
VALUING YOUR INVESTMENT.........................  45
MAKING THE MOST OF YOUR CONTRACT................  46
WITHDRAWALS.....................................  54
TSA -- SPECIAL PROVISIONS.......................  55
CHANGING OWNERSHIP..............................  55
BENEFITS IN CASE OF DEATH.......................  55
OPTIONAL BENEFITS...............................  57
THE ANNUITY PAYOUT PERIOD.......................  72
TAXES...........................................  74
VOTING RIGHTS...................................  77
SUBSTITUTION OF INVESTMENTS.....................  78
ABOUT THE SERVICE PROVIDERS.....................  78
APPENDICES TABLE OF CONTENT
  AND CROSS-REFERENCE TABLE.....................  81
APPENDIX A: EXAMPLE -- WITHDRAWAL CHARGES.......  82
APPENDIX B: EXAMPLE -- DEATH BENEFITS...........  87
APPENDIX C: EXAMPLE --
  ACCUMULATION PROTECTOR BENEFIT(R) RIDER.......  88
APPENDIX D: EXAMPLE --
  SECURESOURCE(SM) RIDER........................  90
APPENDIX E: SECURESOURCE(SM) RIDERS --
  ADDITIONAL RMD DISCLOSURE.....................  94
APPENDIX F: PURCHASE PAYMENT CREDITS FOR
  ELIGIBLE CONTRACTS............................  95
APPENDIX G: ASSET ALLOCATION PROGRAM FOR
  CONTRACTS PURCHASED BEFORE JUNE 19, 2006......  96
APPENDIX H: GUARANTOR WITHDRAWAL BENEFIT FOR
  LIFE(R) RIDER -- DISCLOSURE...................  97
APPENDIX I: GUARANTOR(R) WITHDRAWAL BENEFIT
  RIDER DISCLOSURE.............................. 109
APPENDIX J: INCOME ASSURER BENEFIT(R) RIDERS.... 117
APPENDIX K: CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)................................... 126
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION........... 137





--------------------------------------------------------------------------------

 2  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 3.5% but you may request we substitute an assumed investment rate of 5.0%. The 5.0% assumed investment rate is not available for any contracts with a five-year withdrawal charge schedule and a MAV Death Benefit.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: Our general account which includes the one-year fixed account and the DCA fixed account. Amounts you allocate to the fixed account earn interest rates we declare periodically.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of these funds.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

- Roth IRAs under Section 408A of the Code


- SIMPLE IRAs under Section 408(a) of the Code


- Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code


- custodial and investment only plans under Section 401(a) of the Code


- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.


RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.


RIVERSOURCE LIFE OF NY: In this prospectus, "we," "us," "our" and "RiverSource Life of NY" refer to RiverSource Life Insurance Co. of New York.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone

--------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   3

(including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

--------------------------------------------------------------------------------

 4  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

THE CONTRACT IN BRIEF

PURPOSE: The contract allows you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the one-year fixed account, the DCA fixed account and/or subaccounts of the variable account under the contract; however, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the contract. You may be able to purchase an optional benefit to reduce the investment risk you assume under the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

BUYING A CONTRACT: There are many factors to consider carefully before you buy a variable annuity and any optional benefit rider. Variable annuities -- with or without optional benefit riders -- are not right for everyone. MAKE SURE YOU HAVE ALL THE FACTS YOU NEED BEFORE YOU PURCHASE A VARIABLE ANNUITY OR CHOOSE AN OPTIONAL BENEFIT RIDER. Some of the factors you may wish to consider include:

- "Tax Free" Exchanges: It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

- Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.


- Taxes: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See "Taxes")


- Your age: If you are an older person, you may not necessarily have a need for tax deferral, retirement income or a death benefit. Older persons who are considering buying a contract including any optional benefits may find it helpful to consult with or include a family member, friend or other trusted advisor in the decision making process before buying a contract.


- How long you plan to keep the contract: The contract has withdrawal charges. (See "Charges") Does the contract meet your current and anticipated future needs for liquidity?


- If you can afford the contract: are your annual income and assets adequate to buy the contract and any optional benefit riders you may choose?


- The fees and expenses you will pay when buying, owning and withdrawing money from this contract. (See "Charges")



- How and when you plan to take money from the contract: under current tax law, withdrawals, including withdrawals made under optional benefit riders, are taxed differently than annuity payouts. In addition, certain withdrawals may be subject to a federal income tax penalty. (See "Withdrawals")


- Your investment objectives, how much experience you have in managing investments and how much risk you are you willing to accept.


- Short-term trading: if you plan to manage your investment in the contract by frequent or short-term trading, this contract is not suitable for you and you should not buy it. (See "Making the Most of Your Contract -- Transferring Among Accounts")



FREE LOOK PERIOD: You may return your contract to your investment professional or to our home office within the time stated on the first page of your contract and receive a full refund of the contract value. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


--------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   5

ACCOUNTS: Generally, you may allocate your purchase payments among the:


- subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and the Funds")



- one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (See "The Fixed
  Account -- One-Year Fixed Account")



- DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account (see "The Fixed Account -- DCA Fixed Account")



TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. You may establish automated transfers among the accounts. Transfers into the DCA fixed account are not permitted. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (See "Making the Most of Your Contract -- Transferring Among Accounts")



WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (See "Withdrawals")



OPTIONAL BENEFITS: You can buy additional benefits with your contract. We offer optional living benefits, including: a guaranteed contract value on a future date (See "Optional Benefits -- Accumulation Protector Benefit(R) Rider") and a guaranteed minimum withdrawal benefit that permits you to withdraw a guaranteed amount from the contract over a period of time, which may include, under limited circumstances the lifetime of a single person (Secure Source(R) - Single Life) or the lifetime of you and your spouse (Secure Source(R) - Joint Life) (See "Optional Benefits - Secure Source(R) Rider"). Optional living benefits require the use of a model portfolio which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of withdrawals that can be taken under the optional benefit during a contract year (See "Making the Most of Your Contract - Portfolio Navigator). We previously offered other optional living benefits (See "Optional
Benefits - Optional Living Benefits Previously Offered"). Optional benefits may have eligibility requirements.



BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (See "Benefits in Case of Death")



ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The DCA fixed account are not available during the payout period. (See "The Annuity Payout Period")




--------------------------------------------------------------------------------

 6  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE
(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.

                    SEVEN-YEAR SCHEDULE                       FIVE-YEAR SCHEDULE
           YEARS FROM PURCHASE  WITHDRAWAL CHARGE   YEARS FROM PURCHASE  WITHDRAWAL CHARGE
             PAYMENT RECEIPT       PERCENTAGE         PAYMENT RECEIPT       PERCENTAGE
                    1                   8%                   1                   8%
                    2                   8                    2                   7
                    3                   7                    3                   6
                    4                   7                    4                   4
                    5                   6                    5                   2
                    6                   5               Thereafter               0
                    7                   3
                  Thereafter            0


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the contract option shown below and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


FOR CONTRACTS PURCHASED ON OR AFTER JUNE 19, 2006

                                                          AND YOUR AIR IS 3.5%, THEN              AND YOUR AIR IS 5.0%, THEN YOUR
IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:                YOUR DISCOUNT RATE PERCENT (%) IS:           DISCOUNT RATE PERCENT (%) IS:
QUALIFIED
 Seven-year withdrawal charge schedule                               5.90%                                     7.40%
 Five-year withdrawal charge schedule                                6.15%                                     7.65%
NONQUALIFIED
 Seven-year withdrawal charge schedule                               6.10%                                     6.25%
 Five-year withdrawal charge schedule                                7.70%                                     7.85%

FOR ALL OTHER CONTRACTS

                                                          AND YOUR AIR IS 3.5%, THEN              AND YOUR AIR IS 5.0%, THEN YOUR
IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:                YOUR DISCOUNT RATE PERCENT (%) IS:           DISCOUNT RATE PERCENT (%) IS:
QUALIFIED
 Seven-year withdrawal charge schedule                               6.00%                                     7.50%
 Five-year withdrawal charge schedule                                6.15%                                     7.65%
NONQUALIFIED
 Seven-year withdrawal charge schedule                               6.20%                                     6.35%
 Five-year withdrawal charge schedule                                7.70%                                     7.85%

--------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   7

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR CONTRACTS PURCHASED ON OR AFTER JUNE 19, 2006

                                                          MORTALITY AND              VARIABLE ACCOUNT             TOTAL VARIABLE
                                                         EXPENSE RISK FEE          ADMINISTRATIVE CHARGE          ACCOUNT EXPENSE
QUALIFIED ANNUITIES
 ROP Death Benefit                                             0.90%                       0.15%                       1.05%
 MAV Death Benefit                                             1.10                        0.15                        1.25
NONQUALIFIED ANNUITIES
 ROP Death Benefit                                             1.05                        0.15                        1.20
 MAV Death Benefit                                             1.25                        0.15                        1.40

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR ALL OTHER CONTRACTS

                                                          MORTALITY AND              VARIABLE ACCOUNT             TOTAL VARIABLE
                                                         EXPENSE RISK FEE          ADMINISTRATIVE CHARGE          ACCOUNT EXPENSE
QUALIFIED ANNUITIES
 ROP Death Benefit                                             1.00%                       0.15%                       1.15%
 MAV Death Benefit                                             1.20                        0.15                        1.35
NONQUALIFIED ANNUITIES
 ROP Death Benefit                                             1.15                        0.15                        1.30
 MAV Death Benefit                                             1.35                        0.15                        1.50

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE

QUALIFIED ANNUITIES
 ROP Death Benefit                                                1.20%               0.15%             1.35%
 MAV Death Benefit                                                1.40                0.15              1.55
NONQUALIFIED ANNUITIES
 ROP Death Benefit                                                1.35                0.15              1.50
 MAV Death Benefit                                                1.55                0.15              1.70

--------------------------------------------------------------------------------

 8  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

OTHER ANNUAL EXPENSES

 ANNUAL CONTRACT ADMINISTRATIVE CHARGE                         $40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary except at full withdrawal.)

OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED

If eligible, you may select one of the following optional living benefits. Each optional living benefit requires the use of an asset allocation model portfolio. The fees apply only if you elect one of these benefits.


 ACCUMULATION PROTECTOR BENEFIT(R) RIDER FEE                  MAXIMUM: 1.75%     CURRENT: 0.55%


(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)


 SECURESOURCE(SM) - SINGLE LIFE RIDER FEE                     MAXIMUM: 1.50%     CURRENT: 0.65%
 SECURESOURCE(SM) - JOINT LIFE RIDER FEE                      MAXIMUM: 1.50%     CURRENT: 0.65%



(Charged annually on the contract anniversary as a percentage of the contract value or the total remaining benefit amount, whichever is greater.)



OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED


The following optional living benefits, except as noted, are no longer available for purchase. The fees apply only if you elected one of these benefits when you purchased your contract. Each optional living benefit requires the use of an asset allocation model portfolio.


 GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER FEE           MAXIMUM: 1.50%     CURRENT: 0.65%



(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)



 GUARANTOR(R) WITHDRAWAL BENEFIT RIDER FEE                    MAXIMUM: 1.50%     CURRENT: 0.55%


(As a percentage of contract value charged annually on the contract anniversary.)


 INCOME ASSURER BENEFIT(R) - MAV RIDER FEE                    MAXIMUM: 1.50%     CURRENT: 0.30%
 INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE     MAXIMUM: 1.75%     CURRENT: 0.60%
 RIDER FEE
 INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5%             MAXIMUM: 2.00%     CURRENT: 0.65%
 ACCUMULATION BENEFIT BASE RIDER FEE


(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)

--------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   9

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2007, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)


                                                                MINIMUM                       MAXIMUM
 Total expenses before fee waivers and/or expense
 reimbursements                                                  0.52%                         2.09%


(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                                   ACQUIRED FUND      GROSS TOTAL
                                                     MANAGEMENT        12B-1          OTHER          FEES AND           ANNUAL
                                                        FEES           FEES         EXPENSES        EXPENSES**         EXPENSES
 AIM V.I. Basic Value Fund, Series II Shares            0.67%          0.25%          0.29%               --%             1.21%
 AIM V.I. Capital Appreciation Fund, Series II          0.61           0.25           0.27                --              1.13
 Shares
 AIM V.I. Capital Development Fund, Series II           0.75           0.25           0.31                --              1.31(1)
 Shares
 AIM V.I. Global Health Care Fund, Series II Shares     0.75           0.25           0.32              0.01              1.33(1)
 AIM V.I. International Growth Fund, Series II          0.71           0.25           0.36              0.01              1.33(1)
 Shares
 AIM V.I. Mid Cap Core Equity Fund, Series II           0.72           0.25           0.29              0.03              1.29(1)
 Shares
 AllianceBernstein VPS Balanced Shares Portfolio        0.55           0.25           0.18                --              0.98
 (Class B)
 AllianceBernstein VPS Global Technology Portfolio      0.75           0.25           0.17                --              1.17
 (Class B)
 AllianceBernstein VPS Growth and Income Portfolio      0.55           0.25           0.04                --              0.84
 (Class B)
 AllianceBernstein VPS International Value              0.75           0.25           0.06                --              1.06
 Portfolio (Class B)
 American Century VP Inflation Protection, Class II     0.49           0.25           0.01                --              0.75
 American Century VP International, Class II            1.10           0.25           0.01                --              1.36
 American Century VP Mid Cap Value, Class II            0.90           0.25           0.01                --              1.16
 American Century VP Ultra(R), Class II                 0.90           0.25           0.01                --              1.16
 American Century VP Value, Class II                    0.83           0.25           0.01                --              1.09
 Columbia High Yield Fund, Variable Series, Class B     0.78           0.25           0.12                --              1.15(2)
 Columbia Marsico Growth Fund, Variable Series,         0.97             --           0.02                --              0.99
 Class A
 Columbia Marsico International Opportunities Fund,     1.02           0.25           0.12                --              1.39
 Variable Series, Class B
 Columbia Small Cap Value Fund, Variable Series,        0.80           0.25           0.09                --              1.14(3)
 Class B
 Credit Suisse Trust - Commodity Return Strategy        0.50           0.25           0.28                --              1.03(4)
 Portfolio
 Dreyfus Investment Portfolios MidCap Stock             0.75           0.25           0.05                --              1.05(5)
 Portfolio, Service Shares
 Dreyfus Investment Portfolios Technology Growth        0.75           0.25           0.09              0.01              1.10
 Portfolio, Service Shares
 Dreyfus Variable Investment Fund Appreciation          0.75           0.25           0.05                --              1.05
 Portfolio, Service Shares
 Dreyfus Variable Investment Fund International         0.75           0.25           0.28                --              1.28
 Equity Portfolio, Service Shares
 Dreyfus Variable Investment Fund International         1.00           0.25           0.19                --              1.44
 Value Portfolio, Service Shares
 Eaton Vance VT Floating-Rate Income Fund               0.57           0.25           0.32                --              1.14
 Fidelity(R) VIP Contrafund(R) Portfolio Service        0.56           0.25           0.09                --              0.90
 Class 2
 Fidelity(R) VIP Growth Portfolio Service Class 2       0.56           0.25           0.09                --              0.90
 Fidelity(R) VIP Investment Grade Bond Portfolio        0.32           0.25           0.11                --              0.68
 Service Class 2
 Fidelity(R) VIP Mid Cap Portfolio Service Class 2      0.56           0.25           0.10                --              0.91


--------------------------------------------------------------------------------

 10  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND* (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                                   ACQUIRED FUND      GROSS TOTAL
                                                     MANAGEMENT        12B-1          OTHER          FEES AND           ANNUAL
                                                        FEES           FEES         EXPENSES        EXPENSES**         EXPENSES
 Fidelity(R) VIP Overseas Portfolio Service Class 2     0.71%          0.25%          0.14%               --%             1.10%
 FTVIPT Franklin Income Securities Fund - Class 2       0.45           0.25           0.02                --              0.72
 FTVIPT Franklin Rising Dividends Securities            0.58           0.25           0.02              0.01              0.86(6)
 Fund - Class 2
 FTVIPT Franklin Small-Mid Cap Growth Securities        0.47           0.25           0.28              0.01              1.01(6)
 Fund - Class 2
 FTVIPT Mutual Shares Securities Fund - Class 2         0.59           0.25           0.13                --              0.97
 FTVIPT Templeton Global Income Securities              0.50           0.25           0.14                --              0.89
 Fund - Class 2
 FTVIPT Templeton Growth Securities Fund - Class 2      0.73           0.25           0.03                --              1.01
 Goldman Sachs VIT Mid Cap Value                        0.80             --           0.07                --              0.87
 Fund - Institutional Shares
 Goldman Sachs VIT Structured U.S. Equity               0.65             --           0.07                --              0.72(7)
 Fund - Institutional Shares
 Janus Aspen Series Large Cap Growth Portfolio:         0.64           0.25           0.02              0.01              0.92
 Service Shares
 Legg Mason Partners Variable Small Cap Growth          0.75             --           0.35                --              1.10(8)
 Portfolio, Class I
 MFS(R) Investors Growth Stock Series - Service         0.75           0.25           0.11                --              1.11
 Class
 MFS(R) New Discovery Series - Service Class            0.90           0.25           0.11                --              1.26
 MFS(R) Total Return Series - Service Class             0.75           0.25           0.08                --              1.08(9)
 MFS(R) Utilities Series - Service Class                0.75           0.25           0.10                --              1.10(9)
 Oppenheimer Capital Appreciation Fund/VA, Service      0.64           0.25           0.02                --              0.91
 Shares
 Oppenheimer Global Securities Fund/VA, Service         0.62           0.25           0.02                --              0.89
 Shares
 Oppenheimer Main Street Small Cap Fund/VA, Service     0.70           0.25           0.02                --              0.97
 Shares
 Oppenheimer Strategic Bond Fund/VA, Service Shares     0.57           0.25           0.02              0.02              0.86(10)
 PIMCO VIT All Asset Portfolio, Advisor Share Class     0.18           0.25           0.25              0.69              1.37(11)
 Putnam VT Health Sciences Fund - Class IB Shares       0.70           0.25           0.13                --              1.08
 Putnam VT International Equity Fund - Class IB         0.73           0.25           0.11              0.01              1.10
 Shares
 Putnam VT Small Cap Value Fund - Class IB Shares       0.77           0.25           0.10              0.07              1.19
 Putnam VT Vista Fund - Class IB Shares                 0.65           0.25           0.11                --              1.01
 RVST RiverSource(R) Partners Variable                  0.70           0.13           0.16                --              0.99(12)
 Portfolio - Fundamental Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Fundamental Value Fund)
 RVST RiverSource(R) Partners Variable                  0.83           0.13           1.13                --              2.09(12)
 Portfolio - Select Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Select Value Fund)
 RVST RiverSource(R) Partners Variable                  0.97           0.13           0.18                --              1.28(12)
 Portfolio - Small Cap Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Small Cap Value Fund)
 RVST RiverSource(R) Variable Portfolio - Cash          0.33           0.13           0.14                --              0.60
 Management Fund
 RVST RiverSource(R) Variable                           0.45           0.13           0.16                --              0.74
 Portfolio - Diversified Bond Fund
 RVST RiverSource(R) Variable                           0.59           0.13           0.14                --              0.86
 Portfolio - Diversified Equity Income Fund
 RVST RiverSource(R) Variable Portfolio - Global        0.44           0.13           0.17                --              0.74(12)
 Inflation Protected Securities Fund
 RVST RiverSource(R) Variable Portfolio - Growth        0.60           0.13           0.16                --              0.89
 Fund
 RVST RiverSource(R) Variable Portfolio - High          0.59           0.13           0.15                --              0.87
 Yield Bond Fund
 RVST RiverSource(R) Variable Portfolio - Income        0.61           0.13           0.17                --              0.91
 Opportunities Fund
 RVST RiverSource(R) Variable Portfolio - Large Cap     0.58           0.13           0.15                --              0.86
 Equity Fund
 RVST RiverSource(R) Variable Portfolio - Large Cap     0.59           0.13           0.36                --              1.08(12)
 Value Fund
 RVST RiverSource(R) Variable Portfolio - Mid Cap       0.58           0.13           0.15                --              0.86
 Growth Fund
 RVST RiverSource(R) Variable Portfolio - Mid Cap       0.73           0.13           0.17                --              1.03(12)
 Value Fund
 RVST RiverSource(R) Variable Portfolio - S&P 500       0.22           0.13           0.17                --              0.52(12)
 Index Fund
 RVST RiverSource(R) Variable Portfolio - Short         0.48           0.13           0.18                --              0.79
 Duration U.S. Government Fund
 RVST Threadneedle(R) Variable Portfolio - Emerging     1.11           0.13           0.26                --              1.50
 Markets Fund
 (previously RiverSource(R) Variable
 Portfolio - Emerging Markets Fund)


--------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   11

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND* (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                                   ACQUIRED FUND      GROSS TOTAL
                                                     MANAGEMENT        12B-1          OTHER          FEES AND           ANNUAL
                                                        FEES           FEES         EXPENSES        EXPENSES**         EXPENSES
 RVST Threadneedle(R) Variable                          0.69%          0.13%          0.19%               --%             1.01%
 Portfolio - International Opportunity Fund
 (previously RiverSource(R) Variable
 Portfolio - International Opportunity Fund)
 Van Kampen Life Investment Trust Comstock              0.56           0.25           0.03                --              0.84
 Portfolio, Class II Shares
 Van Kampen UIF Global Real Estate Portfolio, Class     0.85           0.35           0.38                --              1.58(13)
 II Shares
 Van Kampen UIF Mid Cap Growth Portfolio, Class II      0.75           0.35           0.35                --              1.45(13)
 Shares
 Van Kampen UIF U.S. Real Estate Portfolio, Class       0.74           0.35           0.29                --              1.38(13)
 II Shares
 Wanger International Small Cap                         0.88             --           0.11                --              0.99
 (effective June 1, 2008, the Fund will change its
 name to Wanger International)
 Wanger U.S. Smaller Companies                          0.90             --           0.05                --              0.95
 (effective June 1, 2008, the Fund will change its
 name to Wanger USA)



* The Funds provided the information on their expenses and we have not independently verified the information.


** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. In addition, effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from affiliated money market funds on investments by the Fund in such affiliated money market funds. These waiver agreements are in effect through at least April 30, 2009. After fee waivers and expense reimbursements net expenses would be 1.30% for AIM V.I. Capital Development Fund, Series II Shares, 1.32% for AIM V.I. Global Health Care Fund, Series II Shares, 1.32% for AIM V.I. International Growth Fund, Series II Shares and 1.27% for AIM V.I. Mid Cap Core Equity Fund, Series II Shares.


(2) The Fund's investment adviser has contractually agreed to waive 0.19% of the distribution (12b-1) fees until April 30, 2009. In addition, the Fund's investment adviser has contractually agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual Fund operating expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, (if any)) do not exceed 0.60% annually through April 30, 2009. If these waivers were reflected in the above table, net expenses would be 0.66%. There is no guarantee that these waivers and/or limitations will continue after April 30, 2009.


(3) The Distributor and/or the Advisor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.10% of the Fund's average daily net assets. If the waiver were reflected in the above table, net expenses would be 1.10%. The Advisor or the Distributor may modify or terminate these arrangements at any time.


(4) Credit Suisse fee waivers are voluntary and may be discontinued at any time. After fee waivers and expense reimbursements net expenses would be 0.95% for Credit Suisse Trust - Commodity Return Strategy Portfolio.


(5) The Dreyfus Corporation has agreed, until May 1, 2009, to waive receipt of its fees and/or assume the expenses of the portfolio so that the net expenses (subject to certain exclusions) do not exceed 0.90% for Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares.


(6) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. After fee reductions net expenses would be 0.85% for FTVIPT Franklin Rising Dividends Securities Fund - Class 2 and 1.00% for FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2.


(7) The Investment Adviser has voluntarily agreed to reduce or limit "Other expenses" (subject to certain exclusions) equal on an annualized basis to 0.044% of the Fund's average daily net assets. The expense reduction may be terminated at any time at the option of the Investment Adviser. After expense reductions net expenses would be 0.71% for Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares.


(8) Because of voluntary waivers and/or reimbursements, actual total operating expenses are not expected to exceed 1.00%. These voluntary fee waivers and reimbursements do not cover brokerage, taxes, interest and extraordinary expenses and may be reduced or terminated at any time. After fee waivers and expense reimbursements net expenses would be 1.00%.


(9) MFS has agreed in writing to reduce its management fee to 0.65% for MFS Total Return Series annually on average daily net assets in excess of $3 billion and 0.70% for MFS Utilities Series annually on average daily net assets in excess of $1 billion. After fee reductions net expenses would be 1.05% for MFS Total Return Series - Service Class and 1.07% for MFS Utilities Series - Service Class. This written agreement will remain in effect until modified by the Fund's Board of Trustees.


(10) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2007, the transfer agent fees did not exceed this expense limitation. The Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the acquired fund fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund and OFI Master Loan Fund LLC. After fee waivers and expense reimbursements, the net expenses would be 0.82% for Oppenheimer Strategic Bond Fund/VA, Service Shares.


(11) PIMCO has contractually agreed through Dec. 31, 2008, to reduce its advisory fee to the extent that the "Acquired fund fees and expenses" attributable to advisory and administrative fees exceed 0.64% of the total assets invested in the acquired funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. After fee waivers and expense reimbursements, the net expenses would be 1.35%.


(12) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed: 0.98% for RVST RiverSource(R) Partners Variable
      Portfolio - Fundamental Value Fund, 1.03% for RVST RiverSource(R) Partners Variable Portfolio - Select Value Fund, 1.20% for RVST RiverSource(R) Partners Variable Portfolio - Small Cap Value Fund, 0.72% for RVST RiverSource(R) Variable Portfolio - Global Inflation Protected Securities Fund, 1.05% for RVST RiverSource(R) Variable Portfolio - Large Cap Value Fund, 1.05% for RVST RiverSource(R) Variable Portfolio - Mid Cap Value Fund and 0.51% for RVST RiverSource(R) Variable Portfolio - S&P 500 Index Fund.


(13) After giving effect to the Adviser's voluntary fee waivers and/or expense reimbursement, the net expenses incurred by investors including certain investment related expenses, was 1.40% for Van Kampen UIF Global Real Estate Portfolio, Class II Shares, 1.16% for Van Kampen UIF Mid Cap Growth Portfolio, Class II Shares and 1.28% for Van Kampen UIF U.S. Real Estate Portfolio, Class II Shares.


--------------------------------------------------------------------------------

 12  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

CURRENTLY OFFERED


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds offered on or after May 1, 2007. They assume that you select the MAV Death Benefit and the Accumulation Protector Benefit(R) rider(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                        IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                  AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY             1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Seven-year withdrawal charge
 schedule                        $1,338      $2,308      $3,270      $5,290           $538       $1,608      $2,670      $5,290
 Five-year withdrawal charge
 schedule                         1,369       2,295       3,005       5,516            569        1,695       2,805       5,516



QUALIFIED ANNUITY                        1 YEAR    3 YEARS    5 YEARS    10 YEARS        1 YEAR    3 YEARS    5 YEARS    10 YEARS
 Seven-year withdrawal charge schedule   $1,323    $2,265     $3,202      $5,174          $523     $1,565     $2,602      $5,174
 Five-year withdrawal charge schedule    1,354      2,252      2,938       5,404           554      1,652      2,738       5,404


PREVIOUSLY OFFERED


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds for contracts we offered prior to May 1, 2007. They assume that you select the MAV Death Benefit and the Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base rider(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                        IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                  AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY             1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Seven-year withdrawal charge
 schedule for contracts
 purchased on or after June 19,
 2006                            $1,369      $2,430      $3,525      $6,063           $569       $1,730      $2,925      $6,063
 Seven-year withdrawal charge
 schedule for all other
 contracts                        1,379       2,460       3,572       6,144            579        1,760       2,972       6,144
 Five-year withdrawal charge
 schedule                         1,400       2,418       3,264       6,302            600        1,818       3,064       6,302



QUALIFIED ANNUITY                        1 YEAR    3 YEARS    5 YEARS    10 YEARS        1 YEAR    3 YEARS    5 YEARS    10 YEARS
 Seven-year withdrawal charge schedule
 for contracts purchased on or after
 June 19, 2006                           $1,353    $2,386     $3,455      $5,941          $553     $1,686     $2,855      $5,941
 Seven-year withdrawal charge schedule
 for all other contracts                 1,364      2,416      3,502       6,022           564      1,716      2,902       6,022
 Five-year withdrawal charge schedule    1,384      2,375      3,195       6,183           584      1,775      2,995       6,183


--------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   13

ALL CONTRACTS


MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:





                                                                                            IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                                                             OR IF YOU SELECT AN ANNUITY PAYOUT
                                                   IF YOU WITHDRAW YOUR CONTRACT                            PLAN
                                                 AT THE END OF THE APPLICABLE TIME            AT THE END OF THE APPLICABLE TIME
                                                              PERIOD:                                      PERIOD:
NONQUALIFIED ANNUITY                           1 YEAR   3 YEARS   5 YEARS   10 YEARS        1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Seven-year withdrawal charge schedule for
 contracts purchased on or after June 19,
 2006                                           $977    $1,249    $1,546     $2,054          $177     $549     $  946     $2,054
 Seven-year withdrawal charge schedule for
 all other contracts                             988     1,280     1,598      2,163           188      580        998      2,163
 Five-year withdrawal charge schedule          1,008     1,243     1,303      2,376           208      643      1,103      2,376



QUALIFIED ANNUITY                              1 YEAR   3 YEARS   5 YEARS   10 YEARS        1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Seven-year withdrawal charge schedule for
 contracts purchased on or after June 19,
 2006                                           $962    $1,202    $1,466     $1,889          $162     $502     $  866     $1,889
 Seven-year withdrawal charge schedule for
 all other contracts                             972     1,234     1,519      2,000           172      534        919      2,000
 Five-year withdrawal charge schedule            993     1,196     1,225      2,217           193      596      1,025      2,217



(1) In these examples, the $40 contract administrative charge is estimated as .010% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.


(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.


CONDENSED FINANCIAL INFORMATION


You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations under Appendix K.


FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statements date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under New York law on Oct. 12, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life of NY.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

--------------------------------------------------------------------------------

 14  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, RiverSource Partners Variable Portfolio funds, Threadneedle Variable Portfolio funds, and Disciplined Asset Allocation Portfolio funds. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2007.


--------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   15

  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.


  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).


  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

--------------------------------------------------------------------------------

 16  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

  UNLESS AN ASSET ALLOCATION PROGRAM WE OFFER IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS OR TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:


                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
AIM V.I. Basic Value Fund,         N             Y        Long-term growth of capital. Invests     Invesco Aim Advisors,
Series II Shares                                          at least 65% of its total assets in      Inc. adviser, advisory
                                                          equity securities of U.S. issuers that   entities affiliated
                                                          have market capitalizations of greater   with Invesco Aim
                                                          than $500 million and are believed to    Advisors, Inc.,
                                                          be undervalued in relation to            subadvisers.
                                                          long-term earning power or other
                                                          factors. The fund may invest up to 25%
                                                          of its total assets in foreign
                                                          securities.
AIM V.I. Capital                   Y             Y        Growth of capital. Invests principally   Invesco Aim Advisors,
Appreciation Fund, Series II                              in common stocks of companies likely     Inc. adviser, advisory
Shares                                                    to benefit from new or innovative        entities affiliated
                                                          products, services or processes as       with Invesco Aim
                                                          well as those with above-average         Advisors, Inc.,
                                                          long-term growth and excellent           subadvisers.
                                                          prospects for future growth. The fund
                                                          can invest up to 25% of its total
                                                          assets in foreign securities that
                                                          involve risks not associated with
                                                          investing solely in the United States.
AIM V.I. Capital Development       Y             Y        Long-term growth of capital. Invests     Invesco Aim Advisors,
Fund, Series II Shares                                    primarily in securities (including       Inc. adviser, advisory
                                                          common stocks, convertible securities    entities affiliated
                                                          and bonds) of small-and medium-sized     with Invesco Aim
                                                          companies. The Fund may invest up to     Advisors, Inc.,
                                                          25% of its total assets in foreign       subadvisers.
                                                          securities.
AIM V.I. Global Health Care        Y             Y        Capital Growth. The fund seeks to meet   Invesco Aim Advisors,
Fund, Series II Shares                                    its objective by investing, normally,    Inc. adviser, advisory
                                                          at least 80% of its assets in            entities affiliated
                                                          securities of health care industry       with Invesco Aim
                                                          companies. The fund may invest up to     Advisors, Inc.,
                                                          20% of its total assets in companies     subadvisers.
                                                          located in developing countries, i.e.,
                                                          those countries that are in the
                                                          initial stages of their industrial
                                                          cycles. The fund may also invest up to
                                                          5% of its total assets in
                                                          lower-quality debt securities, i.e.,
                                                          junk bonds.
AIM V.I. International             Y             Y        Long-term growth of capital. Invests     Invesco Aim Advisors,
Growth Fund, Series II                                    primarily in a diversified portfolio     Inc. adviser, advisory
Shares                                                    of international equity securities,      entities affiliated
                                                          whose issuers are considered to have     with Invesco Aim
                                                          strong earnings momentum. The fund may   Advisors, Inc.,
                                                          invest up to 20% of its total assets     subadvisers.
                                                          in security issuers located in
                                                          developing countries and in securities
                                                          exchangeable for or convertible into
                                                          equity securities of foreign
                                                          companies.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   17

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
AIM V.I. Mid Cap Core Equity       N             Y        Long-term growth of capital. Invests     Invesco Aim Advisors,
Fund, Series II Shares                                    normally at least 80% of its net         Inc. adviser, advisory
                                                          assets, plus the amount of any           entities affiliated
                                                          borrowings for investment purposes, in   with Invesco Aim
                                                          equity securities, including             Advisors, Inc.,
                                                          convertible securities, of medium        subadvisers.
                                                          sized companies. The fund may invest
                                                          up to 20% of its net assets in equity
                                                          securities of companies in other
                                                          market capitalization ranges or in
                                                          investment grade debt securities. The
                                                          fund may also invest up to 25% of its
                                                          total assets in foreign securities.
AllianceBernstein VPS              N             Y        Total return consistent with             AllianceBernstein L.P.
Balanced Shares Portfolio                                 reasonable risk, through a combination
(Class B)                                                 of income and longer- term growth of
                                                          capital. Invests primarily in U.S.
                                                          government and agency obligations,
                                                          bonds, fixed-income and equity
                                                          securities of non-U.S. issuers
                                                          (including short- and long-term debt
                                                          securities and preferred stocks to the
                                                          extent the Advisor deems best adapted
                                                          to the current economic and market out
                                                          look), and common stocks.
AllianceBernstein VPS Global       Y             Y        Long-term growth of capital. The Fund    AllianceBernstein L.P.
Technology Portfolio (Class                               invests at least 80% of its net assets
B)                                                        in securities of companies that use
                                                          technology extensively in the
                                                          development of new or improved
                                                          products or processes. Invests in a
                                                          global portfolio of securities of U.S.
                                                          and foreign companies selected for
                                                          their growth potential.
AllianceBernstein VPS Growth       Y             Y        Long-term growth of capital. Invests     AllianceBernstein L.P.
and Income Portfolio (Class                               primarily in the equity securities of
B)                                                        domestic companies that the Advisor
                                                          deems to be undervalued.
AllianceBernstein VPS              Y             Y        Long-term growth of capital. Invests     AllianceBernstein L.P.
International Value                                       primarily in a diversified portfolio
Portfolio (Class B)                                       of equity securities of established
                                                          companies selected from more than 40
                                                          industries and from more than 40
                                                          developed and emerging market
                                                          countries.
American Century VP                N             Y        Long-term total return. To protect       American Century
Inflation Protection, Class                               against U.S. inflation.                  Investment Management,
II                                                                                                 Inc.
American Century VP                N             Y        Capital growth. Invests primarily in     American Century
International, Class II                                   stocks of growing foreign companies in   Global Investment
                                                          developed countries.                     Management, Inc.


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 18  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
American Century VP Mid Cap        Y             Y        Long-term capital growth with income     American Century
Value, Class II                                           as a secondary objective. Long-term      Investment Management,
                                                          capital growth with income as            Inc.
                                                          secondary objective. Invests primarily
                                                          in stocks of companies that management
                                                          believes are undervalued at the time
                                                          of purchase. The fund will invest at
                                                          least 80% of its assets in securities
                                                          of companies whose market
                                                          capitalization at the time of purchase
                                                          is within the capitalization range of
                                                          the Russell 3000 Index, excluding the
                                                          largest 100 such companies.
American Century VP                Y             Y        Long-term capital growth. Analytical     American Century
Ultra(R), Class II                                        research tools and techniques are used   Investment Management,
                                                          to identify the stocks of larger-sized   Inc.
                                                          companies that appear to have the best
                                                          opportunity of sustaining long-term
                                                          above average growth.
American Century VP Value,         Y             Y        Long-term capital growth, with income    American Century
Class II                                                  as a secondary objective. Invests        Investment Management,
                                                          primarily in stocks of companies that    Inc.
                                                          management believes to be undervalued
                                                          at the time of purchase.
Columbia High Yield Fund,          Y             Y        Total return, consisting of a high       Columbia Management
Variable Series, Class B                                  level of income and capital              Advisors, LLC,
                                                          appreciation. Under normal               advisor; MacKay
                                                          circumstances, the Fund invests at       Shields LLC,
                                                          least 80% of net assets in domestic      subadviser.
                                                          and foreign corporate below investment
                                                          grade debt securities. These
                                                          securities generally will be, at the
                                                          time of purchase, rated BB or below by
                                                          Standard & Poor's Corporation (S&P) or
                                                          Fitch, rated "Ba" or below by Moody's,
                                                          or unrated but determined by the
                                                          Advisor to be of comparable quality.
                                                          The Fund invests primarily in domestic
                                                          corporate below investment grade
                                                          securities (including private
                                                          placements), U.S. dollar-denominated
                                                          foreign corporate below investment
                                                          grade securities (including private
                                                          placements), zero-coupon bonds and
                                                          U.S. Government obligations. The Fund
                                                          may invest up to 20% of net assets in
                                                          equity securities that may include
                                                          convertible securities. The Fund is
                                                          not managed to a specific duration.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   19

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Columbia Marsico Growth            Y             Y        Long-term growth of capital. Under       Columbia Management
Fund, Variable Series, Class                              normal circumstances, the Fund invests   Advisors, LLC,
A                                                         primarily in equity securities of        adviser; Marsico
                                                          large-capitalization companies that      Capital Management,
                                                          have market capitalizations of $5        LLC, sub-adviser.
                                                          billion or more at the time of
                                                          purchase. The Fund generally holds a
                                                          core position of between 35 and 50
                                                          common stocks. It may hold up to 25%
                                                          of total assets in foreign securities,
                                                          including in emerging market
                                                          securities.
Columbia Marsico                   Y             Y        Long-term growth of capital. Under       Columbia Management
International Opportunities                               normal circumstances, the Fund invests   Advisors, LLC,
Fund, Variable Series, Class                              at least 65% of total assets in common   adviser; Marsico
B                                                         stocks of foreign companies. The Fund    Capital Management,
                                                          may invest in companies of any size      LLC, sub-adviser.
                                                          throughout the world that are selected
                                                          for their long-term growth potential.
                                                          The Fund normally invests in issuers
                                                          from at least three different
                                                          countries not including the United
                                                          States. The Fund may invest in common
                                                          stocks of companies operating in or
                                                          economically tied to emerging markets
                                                          countries. Some issuers or securities
                                                          in the Fund's portfolio may be based
                                                          in or economically tied to the United
                                                          States.
Columbia Small Cap Value           Y             Y        Long-term capital appreciation. Under    Columbia Management
Fund, Variable Series, Class                              normal circumstances, the Fund invests   Advisors, LLC
B                                                         at least 80% of net assets in equity
                                                          securities of companies that have
                                                          market capitalizations in the range of
                                                          companies in the Russell 2000 Index at
                                                          the time of purchase that the Advisor
                                                          believes are undervalued and have the
                                                          potential for long-term growth. The
                                                          Fund may invest up to 20% of total
                                                          assets in foreign securities. The Fund
                                                          may also invest in real estate
                                                          investment trusts.


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 20  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Credit Suisse Trust -              Y             Y        Total Return. Invests in                 Credit Suisse Asset
Commodity Return Strategy                                 commodity-linked derivative              Management, LLC
Portfolio                                                 instruments backed and fixed- income
                                                          securities. The portfolio invests in
                                                          commodity-linked derivative
                                                          instruments, such as commodity-linked
                                                          notes, swap agreements, commodity
                                                          options, futures and options on
                                                          futures that provide exposure to the
                                                          investment returns of the commodities
                                                          markets without investing directly in
                                                          physical commodities. The portfolio
                                                          invests all of its assets in
                                                          commodity-linked derivative
                                                          instruments, such as structured notes
                                                          and swaps, and fixed-income
                                                          securities, subject to applicable IRS
                                                          limits. The portfolio may also gain
                                                          exposure to commodity markets by
                                                          investing in the Credit Suisse Cayman
                                                          Commodity Fund II, a wholly owned
                                                          subsidiary of the Portfolio formed in
                                                          the Cayman Island.
Dreyfus Investment                 N             Y        Investment results greater than the      The Dreyfus
Portfolios MidCap Stock                                   total return performance of publicly     Corporation
Portfolio, Service Shares                                 traded common stocks of medium-sized
                                                          domestic companies in the aggregate,
                                                          as represented by the Standard &
                                                          Poor's Midcap 400 Index. The portfolio
                                                          normally invests at least 80% of its
                                                          assets in stocks of mid-size
                                                          companies. The portfolio invests in
                                                          growth and value stocks, which are
                                                          chosen through a disciplined
                                                          investment process that combines
                                                          computer modeling techniques,
                                                          fundamental analysis and risk
                                                          management. Consistency of returns
                                                          compared to the S&P 400 is a primary
                                                          goal of the investment process. The
                                                          portfolio's stock investments may
                                                          include common stocks, preferred
                                                          stocks, convertible securities and
                                                          depository receipts, including those
                                                          issued in initial public offerings or
                                                          shortly thereafter.
Dreyfus Investment                 N             Y        Capital appreciation. The portfolio      The Dreyfus
Portfolios Technology Growth                              invests, under normal circumstances,     Corporation
Portfolio, Service Shares                                 at least 80% of its assets in the
                                                          stocks of growth companies of any size
                                                          that Dreyfus believes to be leading
                                                          producers or beneficiaries of
                                                          technological innovation. Up to 25% of
                                                          the portfolio's assets may be in
                                                          foreign securities. The portfolio's
                                                          stock investments may include common
                                                          stocks, preferred stocks and
                                                          convertible securities.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   21

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Dreyfus Variable Investment        N             Y        Long-term capital growth consistent      The Dreyfus
Fund Appreciation Portfolio,                              with the preservation of capital. Its    Corporation; Fayez
Service Shares                                            secondary goal is current income. To     Sarofim & Co., sub-
                                                          pursue these goals, the portfolio        adviser.
                                                          normally invests at least 80% of its
                                                          assets in common stocks. The portfolio
                                                          focuses on "blue chip" companies with
                                                          total market capitalizations of more
                                                          than $5 billion at the time of
                                                          purchase, including multinational
                                                          companies. These established companies
                                                          have demonstrated sustained patterns
                                                          of profitability, strong balance
                                                          sheets, an expanding global presence
                                                          and the potential to achieve
                                                          predictable, above-average earnings
                                                          growth.
Dreyfus Variable Investment        Y             Y        Capital growth. To pursue this goal,     The Dreyfus
Fund International Equity                                 the portfolio primarily invests in       Corporation
Portfolio, Service Shares                                 growth stocks of foreign companies.
                                                          Normally, the portfolio invests at
                                                          least 80% of its assets in stocks,
                                                          including common stocks, preferred
                                                          stocks and convertible securities,
                                                          including those purchased in initial
                                                          public offering.
Dreyfus Variable Investment        Y             Y        Long-term capital growth. To pursue      The Dreyfus
Fund International Value                                  this goal, the portfolio normally        Corporation
Portfolio, Service Shares                                 invests at least 80% of its assets in
                                                          stocks. The portfolio ordinarily
                                                          invests most of its assets in
                                                          securities of foreign companies which
                                                          Dreyfus considers to be value
                                                          companies. The portfolio's stock
                                                          investments may include common stocks,
                                                          preferred stocks and convertible
                                                          securities, including those purchased
                                                          in initial public offerings or shortly
                                                          thereafter. The portfolio may invest
                                                          in companies of any size. The
                                                          portfolio may also invest in companies
                                                          located in emerging markets.


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 22  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Eaton Vance VT Floating-           Y             Y        High level of current income. The Fund   Eaton Vance Management
Rate Income Fund                                          invests primarily in senior floating
                                                          rate loans ("Senior Loans"). Senior
                                                          Loans typically are of below
                                                          investment grade quality and have
                                                          below investment grade credit ratings,
                                                          which ratings are associated with
                                                          securities having high risk,
                                                          speculative characteristics. The Fund
                                                          invests at least 80% of its net assets
                                                          in income producing floating rate
                                                          loans and other floating rate debt
                                                          securities. The Fund may also purchase
                                                          investment grade fixed income debt
                                                          securities and money market
                                                          instruments. The Fund may invest up to
                                                          25% of its total assets in foreign
                                                          securities and may engage in certain
                                                          hedging transactions. The Fund may
                                                          purchase derivative instruments, such
                                                          as futures contracts and options
                                                          thereon, interest rate and credit
                                                          default swaps, credit linked notes and
                                                          currency hedging derivatives.
Fidelity(R) VIP                    Y             Y        Long-term capital appreciation.          Fidelity Management &
Contrafund(R) Portfolio                                   Normally invests primarily in common     Research Company
Service Class 2                                           stocks. Invests in securities of         (FMR), investment
                                                          companies whose value it believes is     manager; FMR U.K. and
                                                          not fully recognized by the public.      FMR Far East,
                                                          Invests in either "growth" stocks or     sub-advisers.
                                                          "value" stocks or both. The fund
                                                          invests in domestic and foreign
                                                          issuers.
Fidelity(R) VIP Growth             N             Y        Achieve capital appreciation. Normally   Fidelity Management &
Portfolio Service Class 2                                 invests primarily in common stocks.      Research Company
                                                          Invests in companies that it believes    (FMR), investment
                                                          have above-average growth potential      manager; FMR U.K., FMR
                                                          (stocks of these companies are often     Far East, sub-
                                                          called "growth" stocks). The Fund        advisers.
                                                          invests in domestic and foreign
                                                          issuers.
Fidelity(R) VIP Investment         Y             Y        High level of current income             Fidelity Management &
Grade Bond Portfolio Service                              consistent with the preservation of      Research Company
Class 2                                                   capital. Normally invests at least 80%   (FMR), investment
                                                          of assets in investment-grade debt       manager; FMR U.K., FMR
                                                          securities (those of medium and high     Far East, sub-
                                                          quality) of all types and repurchase     advisers.
                                                          agreements for those securities.
Fidelity(R) VIP Mid Cap            Y             Y        Long-term growth of capital. Normally    Fidelity Management &
Portfolio Service Class 2                                 invests primarily in common stocks.      Research Company
                                                          Normally invests at least 80% of         (FMR), investment
                                                          assets in securities of companies with   manager; FMR U.K., FMR
                                                          medium market capitalizations. May       Far East, sub-
                                                          invest in companies with smaller or      advisers.
                                                          larger market capitalizations. Invests
                                                          in domestic and foreign issuers. The
                                                          Fund invests in either "growth" or
                                                          "value" common stocks or both.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   23

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Fidelity(R) VIP Overseas           Y             Y        Long-term growth of capital. Normally    Fidelity Management &
Portfolio Service Class 2                                 invests primarily in common stocks of    Research Company
                                                          foreign securities. Normally invests     (FMR), investment
                                                          at least 80% of assets in non-U.S.       manager; FMR U.K., FMR
                                                          securities.                              Far East, Fidelity
                                                                                                   International
                                                                                                   Investment Advisors
                                                                                                   (FIIA) and FIIA U.K.,
                                                                                                   sub-advisers.
FTVIPT Franklin Income             Y             Y        Maximize income while maintaining        Franklin Advisers,
Securities Fund - Class 2                                 prospects for capital appreciation.      Inc.
                                                          The Fund normally invests in both
                                                          equity and debt securities. The Fund
                                                          seeks income by investing in
                                                          corporate, foreign, and U.S. Treasury
                                                          bonds as well as stocks with dividend
                                                          yields the manager believes are
                                                          attractive.
FTVIPT Franklin Rising             N             Y        Long-term capital appreciation, with     Franklin Advisory
Dividends Securities                                      preservation of capital as an            Services, LLC
Fund - Class 2                                            important consideration. The Fund
                                                          normally invests at least 80% of its
                                                          net assets in investments of companies
                                                          that have paid rising dividends, and
                                                          normally invests predominantly in
                                                          equity securities.
FTVIPT Franklin Small-Mid          N             Y        Long-term capital growth. The Fund       Franklin Advisers,
Cap Growth Securities                                     normally invests at least 80% of its     Inc.
Fund - Class 2                                            net assets in investments of small
                                                          capitalization and mid capitalization
                                                          companies and normally invests
                                                          predominantly in equity securities.
FTVIPT Mutual Shares               N             Y        Capital appreciation, with income as a   Franklin Mutual
Securities Fund - Class 2                                 secondary goal. The Fund normally        Advisers, LLC
                                                          invests primarily in equity securities
                                                          of companies that the manager believes
                                                          are undervalued. The Fund also
                                                          invests, to a lesser extent in risk
                                                          arbitrage securities and distressed
                                                          companies.
FTVIPT Templeton Global            Y             Y        High current income consistent with      Franklin Advisers,
Income Securities Fund -                                  preservation of capital, with capital    Inc.
Class 2                                                   appreciation as a secondary
                                                          consideration. The Fund normally
                                                          invests mainly in debt securities of
                                                          governments and their political
                                                          subdivisions and agencies,
                                                          supranational organizations and
                                                          companies located anywhere in the
                                                          world, including emerging markets.


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 24  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
FTVIPT Templeton Growth            Y             Y        Long-term capital growth. The Fund       Templeton Global
Securities Fund - Class 2                                 normally invests primarily in equity     Advisors Limited,
                                                          securities of companies located          adviser; Templeton
                                                          anywhere in the world, including those   Asset Management Ltd.,
                                                          in the U.S. and in emerging markets.     subadviser.
Goldman Sachs VIT Mid Cap          Y             Y        Long-term capital appreciation. The      Goldman Sachs Asset
Value Fund - Institutional                                Fund invests, under normal               Management, L.P.
Shares                                                    circumstances, at least 80% of its net
                                                          assets plus any borrowings for
                                                          investment purposes (measured at time
                                                          of purchase) ("Net Assets") in a
                                                          diversified portfolio of equity
                                                          investments in mid-cap issuers with
                                                          public stock market capitalizations
                                                          (based upon shares available for
                                                          trading on an unrestricted basis)
                                                          within the range of the market
                                                          capitalization of companies
                                                          constituting the Russell Midcap(R)
                                                          Value Index at the time of investment.
                                                          If the market capitalization of a
                                                          company held by the Fund moves outside
                                                          this range, the Fund may, but is not
                                                          required to, sell the securities. The
                                                          capitalization range of the Russell
                                                          Midcap(R) Value Index is currently
                                                          between $1.1 billion and $21 billion.
                                                          Although the Fund will invest
                                                          primarily in publicly traded U.S.
                                                          securities, it may invest up to 25% of
                                                          its Net Assets in foreign securities,
                                                          including securities of issuers in
                                                          countries with emerging markets or
                                                          economies ("emerging countries") and
                                                          securities quoted in foreign
                                                          currencies. The Fund may invest in the
                                                          aggregate up to 20% of its Net Assets
                                                          in companies with public stock market
                                                          capitalizations outside the range of
                                                          companies constituting the Russell
                                                          Midcap(R) Value Index at the time of
                                                          investment and in fixed-income
                                                          securities, such as government,
                                                          corporate and bank debt obligations.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   25

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Goldman Sachs VIT Structured       Y             Y        Long-term growth of capital and          Goldman Sachs Asset
U.S. Equity                                               dividend income. The Fund invests,       Management, L.P.
Fund - Institutional Shares                               under normal circumstances, at least
                                                          80% of its net assets plus any
                                                          borrowings for investment purposes
                                                          (measured at the time of purchase)
                                                          ("Net Assets") in a diversified
                                                          portfolio of equity investments in
                                                          U.S. issuers, including foreign
                                                          companies that are traded in the
                                                          United States. However, it is
                                                          currently anticipated that, under
                                                          normal circumstances, the Fund will
                                                          invest at least 95% of its Net Assets
                                                          in such equity investments. The Fund's
                                                          investments are selected using a
                                                          variety of quantitative techniques,
                                                          derived from fundamental research
                                                          including but not limited to
                                                          valuation, momentum, profitability and
                                                          earnings quality, in seeking to
                                                          maximize the Fund's expected returns.
                                                          The Fund maintains risk, style,
                                                          capitalization and industry
                                                          characteristics similar to the S&P 500
                                                          Index. The S&P 500 Index is an index
                                                          of large-cap stocks designed to
                                                          reflect a broad representation of the
                                                          U.S. economy. The Fund seeks to
                                                          maximize expected return while
                                                          maintaining these and other
                                                          characteristics similar to the
                                                          benchmark. The Fund is not required to
                                                          limit its investments to securities in
                                                          the S&P 500 Index.
Janus Aspen Series Large Cap       Y             Y        Long-term growth of capital in a         Janus Capital
Growth Portfolio: Service                                 manner consistent with the               Management LLC
Shares                                                    preservation of capital. Invests under
                                                          normal circumstances at least 80% of
                                                          its net assets in common stocks of
                                                          large-sized companies. Large-sized
                                                          companies are those whose market
                                                          capitalization falls within the range
                                                          of companies in the Russell 1000(R)
                                                          Index at the time of purchase.
Legg Mason Partners Variable       Y             Y        Long-term growth of capital. Under       Legg Mason Partners
Small Cap Growth Portfolio,                               normal circumstances, the fund invests   Fund Advisor, LLC,
Class I                                                   at least 80% of its net assets in        adviser; ClearBridge
                                                          equity securities of companies with      Advisors, LLC, sub-
                                                          small market capitalizations and         adviser.
                                                          related investments.


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 26  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
MFS(R) Investors Growth            N             Y        Capital appreciation. Normally invests   MFS Investment
Stock Series - Service Class                              at least 80% of the fund's net assets    Management(R)
                                                          in equity securities of companies MFS
                                                          believes to have above average
                                                          earnings growth potential compared to
                                                          other companies (growth companies).
                                                          Growth companies tend to have stock
                                                          prices that are high relative to their
                                                          earnings, dividends, book value, or
                                                          other financial measures. The Fund
                                                          generally focuses on companies with
                                                          large capitalizations.
MFS(R) New Discovery               N             Y        Capital appreciation. Invests in         MFS Investment
Series - Service Class                                    stocks of companies MFS believes to      Management(R)
                                                          have above average earnings growth
                                                          potential compared to other companies
                                                          (growth companies). Growth companies
                                                          tend to have stock prices that are
                                                          high relative to their earnings,
                                                          dividends, book value, or other
                                                          financial measures. The Fund generally
                                                          focuses on companies with small
                                                          capitalizations.
MFS(R) Total Return                Y             Y        Total return. Invests primarily in       MFS Investment
Series - Service Class                                    equity and fixed income securities.      Management(R)
                                                          MFS invests between 40% and 75% of the
                                                          fund's net assets in equity securities
                                                          and at least 25% of the fund's total
                                                          assets in fixed-income senior
                                                          securities.
MFS(R) Utilities Series -          Y             Y        Total return. Normally invests at        MFS Investment
Service Class                                             least 80% of the fund's net assets in    Management(R)
                                                          securities of issuers in the utilities
                                                          industry. The Fund's assets may be
                                                          invested in companies of any size.
Oppenheimer Capital                Y             Y        Capital appreciation by investing in     OppenheimerFunds, Inc.
Appreciation Fund/VA,                                     securities of well-known, established
Service Shares                                            companies.
Oppenheimer Global                 Y             Y        Long-term capital appreciation.          OppenheimerFunds, Inc.
Securities Fund/VA, Service                               Invests mainly in common stocks of
Shares                                                    U.S. and foreign issuers that are
                                                          "growth-type" companies, cyclical
                                                          industries and special situations that
                                                          are considered to have appreciation
                                                          possibilities.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   27

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Oppenheimer Main Street            Y             Y        Capital appreciation. Invests mainly     OppenheimerFunds, Inc.
Small Cap Fund/VA, Service                                in common stocks of
Shares                                                    small-capitalization U.S. companies
                                                          that the fund's investment manager
                                                          believes have favorable business
                                                          trends or prospects.

Oppenheimer Strategic Bond         Y             Y        High level of current income             OppenheimerFunds, Inc.
Fund/VA, Service Shares                                   principally derived from interest on
                                                          debt securities. Invests mainly in
                                                          three market sectors: debt securities
                                                          of foreign governments and companies,
                                                          U.S. government securities and
                                                          lower-rated high yield securities of
                                                          U.S. and foreign companies.

PIMCO VIT All Asset                Y             Y        Maximum real return consistent with      Pacific Investment
Portfolio, Advisor Share                                  preservation of real capital and         Management Company LLC
Class                                                     prudent investment management period.
                                                          The Portfolio seeks to achieve its
                                                          investment objective by investing
                                                          under normal circumstances
                                                          substantially all of its assets in
                                                          Institutional Class shares of the
                                                          PIMCO Funds, an affiliated open-end
                                                          investment company, except the All
                                                          Asset and All Asset All Authority
                                                          Funds ("Underlying Funds"). Though it
                                                          is anticipated that the Portfolio will
                                                          not currently invest in the European
                                                          StockPLUS(R) TR Strategy, Far East
                                                          (ex-Japan) StocksPLUS(R) TR Strategy,
                                                          Japanese StocksPLUS(R) TR Strategy,
                                                          StocksPLUS(R) Municipal-Backed and
                                                          StocksPLUS(R) TR Short Strategy Funds,
                                                          the Portfolio may invest in these
                                                          Funds in the future, without
                                                          shareholder approval, at the
                                                          discretion of the Portfolio's asset
                                                          allocation sub-adviser.

Putnam VT Health Sciences          N             Y        Capital appreciation. The fund pursues   Putnam Investment
Fund - Class IB Shares                                    its goal by investing mainly in common   Management, LLC
                                                          stocks of companies in the health
                                                          sciences industries, with a focus on
                                                          growth stocks. Under normal
                                                          circumstances, the fund invests at
                                                          least 80% of its net assets in
                                                          securities of (a) companies that
                                                          derive at least 50% of their assets,
                                                          revenues or profits from the
                                                          pharmaceutical, health care services,
                                                          applied research and development and
                                                          medical equipment and supplies
                                                          industries, or (b) companies Putnam
                                                          Management thinks have the potential
                                                          for growth as a result of their
                                                          particular products, technology,
                                                          patents or other market advantages in
                                                          the health sciences industries.


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 28  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Putnam VT International            N             Y        Capital appreciation. The fund pursues   Putnam Investment
Equity Fund - Class IB                                    its goal by investing mainly in common   Management, LLC
Shares                                                    stocks of companies outside the United
                                                          States that Putnam Management believes
                                                          have favorable investment potential.
                                                          Under normal circumstances, the fund
                                                          invests at least 80% of its net assets
                                                          in equity investments.

Putnam VT Small Cap Value          N             Y        Capital appreciation. The fund pursues   Putnam Investment
Fund - Class IB Shares                                    its goal by investing mainly in common   Management, LLC
                                                          stocks of U.S. companies, with a focus
                                                          on value stocks. Under normal
                                                          circumstances, the fund invests at
                                                          least 80% of its net assets in small
                                                          companies of a size similar to those
                                                          in the Russell 2000 Value Index.

Putnam VT Vista Fund - Class       N             Y        Capital appreciation. The fund pursues   Putnam Investment
IB Shares                                                 its goal by investing mainly in common   Management, LLC
                                                          stocks of U.S. companies, with a focus
                                                          on growth stocks.

RVST RiverSource Partners          Y             Y        Long-term capital growth. The Fund's     RiverSource
Variable                                                  assets are primarily invested in         Investments, LLC,
Portfolio - Fundamental                                   equity securities of U.S. companies.     adviser; Davis
Value Fund (previously                                    Under normal market conditions, the      Selected Advisers,
RiverSource Variable                                      Fund's assets will be invested           L.P., subadviser.
Portfolio - Fundamental                                   primarily in companies with market
Value Fund)                                               capitalizations of at least $5 billion
                                                          at the time of the Fund's investment.
                                                          The Fund may invest up to 25% of its
                                                          net assets in foreign investments.

RVST RiverSource Partners          Y             Y        Long-term growth of capital. Invests     RiverSource
Variable Portfolio - Select                               primarily in equity securities of mid    Investments, LLC,
Value Fund (previously                                    cap companies as well as companies       adviser; Systematic
RiverSource Variable                                      with larger and smaller market           Financial Management,
Portfolio - Select Value                                  capitalizations. The Fund considers      L.P. and WEDGE Capital
Fund)                                                     mid-cap companies to be either those     Management L.L.P.,
                                                          with a market capitalization of up to    sub-advisers.
                                                          $15 billion or those whose market
                                                          capitalization falls within range of
                                                          the Russell Midcap(R) Value Index.

RVST RiverSource Partners          Y             Y        Long-term capital appreciation. Under    RiverSource
Variable Portfolio - Small                                normal market conditions, at least 80%   Investments, LLC,
Cap Value Fund (previously                                of the Fund's net assets will be         adviser; River Road
RiverSource Variable                                      invested in small cap companies with     Asset Management, LLC,
Portfolio - Small Cap Value                               market capitalization, at the time of    Donald Smith & Co.,
Fund)                                                     investment, of up to $2.5 billion or     Inc., Franklin
                                                          that fall within the range of the        Portfolio Associates
                                                          Russell 2000(R) Value Index. The Fund    LLC, Barrow, Hanley,
                                                          may invest up to 25% of its net assets   Mewhinney & Strauss,
                                                          in foreign investments.                  Inc. and Denver
                                                                                                   Investment Advisors
                                                                                                   LLC, subadvisers.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   29

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
RVST RiverSource Variable          Y             Y        Maximum current income consistent with   RiverSource
Portfolio - Cash Management                               liquidity and stability of principal.    Investments, LLC
Fund                                                      Invests primarily in money market
                                                          instruments, such as marketable debt
                                                          obligations issued by corporations or
                                                          the U.S. government or its agencies,
                                                          bank certificates of deposit, bankers'
                                                          acceptances, letters of credit, and
                                                          commercial paper, including
                                                          asset-backed commercial paper.

RVST RiverSource Variable          Y             Y        High level of current income while       RiverSource
Portfolio - Diversified Bond                              attempting to conserve the value of      Investments, LLC
Fund                                                      the investment for the longest period
                                                          of time. Under normal market
                                                          conditions, the Fund invests at least
                                                          80% of its net assets in bonds and
                                                          other debt securities. At least 50% of
                                                          the Fund's net assets will be invested
                                                          in securities like those included in
                                                          the Lehman Brothers Aggregate Bond
                                                          Index (Index), which are investment
                                                          grade and denominated in U.S. dollars.
                                                          The Index includes securities issued
                                                          by the U.S. government, corporate
                                                          bonds, and mortgage-and asset-backed
                                                          securities. Although the Fund
                                                          emphasizes high- and medium-quality
                                                          debt securities, it will assume some
                                                          credit risk to achieve higher yield
                                                          and/or capital appreciation by buying
                                                          lower-quality (junk) bonds. The Fund
                                                          may invest up to 25% of its net assets
                                                          in foreign investments, which may
                                                          include instruments in emerging
                                                          markets.

RVST RiverSource Variable          Y             Y        High level of current income and, as a   RiverSource
Portfolio - Diversified                                   secondary goal, steady growth of         Investments, LLC
Equity Income Fund                                        capital. Under normal market
                                                          conditions, the Fund invests at least
                                                          80% of its net assets in
                                                          dividend-paying common and preferred
                                                          stocks. The Fund may invest up to 25%
                                                          of its net assets in foreign
                                                          investments.

RVST RiverSource Variable          Y             Y        Total return that exceeds the rate of    RiverSource
Portfolio - Global Inflation                              inflation over the long-term.            Investments, LLC
Protected Securities Fund                                 Non-diversified mutual fund that,
                                                          under normal market conditions,
                                                          invests at least 80% of its net assets
                                                          in inflation-protected debt
                                                          securities. These securities include
                                                          inflation-indexed bonds of varying
                                                          maturities issued by U.S. and foreign
                                                          governments, their agencies or
                                                          instrumentalities, and corporations.


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 30  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
RVST RiverSource Variable          Y             Y        Long-term capital growth. Invests        RiverSource
Portfolio - Growth Fund                                   primarily in common stocks and           Investments, LLC
                                                          securities convertible into common
                                                          stocks that appear to offer growth
                                                          opportunities. These growth
                                                          opportunities could result from new
                                                          management, market developments, or
                                                          technological superiority. The Fund
                                                          may invest up to 25% of its net assets
                                                          in foreign investments.

RVST RiverSource Variable          Y             Y        High current income, with capital        RiverSource
Portfolio - High Yield Bond                               growth as a secondary objective. Under   Investments, LLC
Fund                                                      normal market conditions, the Fund
                                                          invests at least 80% of its net assets
                                                          in high-yield debt instruments
                                                          (commonly referred to as "junk")
                                                          including corporate debt securities as
                                                          well as bank loans rated below
                                                          investment grade by a nationally
                                                          recognized statistical rating
                                                          organization, or if unrated,
                                                          determined to be of comparable
                                                          quality. Up to 25% of the Fund may be
                                                          invested in high yield debt
                                                          instruments of foreign issuers.

RVST RiverSource Variable          Y             Y        High total return through current        RiverSource
Portfolio - Income                                        income and capital appreciation. Under   Investments, LLC
Opportunities Fund                                        normal market conditions, the Fund
                                                          invests primarily in income-producing
                                                          debt securities with an emphasis on
                                                          the higher rated segment of the
                                                          high-yield (junk bond) market. These
                                                          income-producing debt securities
                                                          include corporate debt securities as
                                                          well as bank loans. The Fund will
                                                          purchase only securities rated B or
                                                          above, or unrated securities believed
                                                          to be of the same quality. If a
                                                          security falls below a B rating, the
                                                          Fund may continue to hold the
                                                          security. Up to 25% of the Fund may be
                                                          in foreign investments.

RVST RiverSource Variable          Y             Y        Capital appreciation. Under normal       RiverSource
Portfolio - Large Cap Equity                              market conditions, the Fund invests at   Investments, LLC
Fund                                                      least 80% of its net assets in equity
                                                          securities of companies with market
                                                          capitalization greater than $5 billion
                                                          at the time of purchase. The Fund may
                                                          invest up to 25% of its net assets in
                                                          foreign investments.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   31

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
RVST RiverSource Variable          Y             Y        Long-term growth of capital. Under       RiverSource
Portfolio - Large Cap Value                               normal market conditions, the Fund       Investments, LLC
Fund                                                      invests at least 80% of its net assets
                                                          in equity securities of companies with
                                                          a market capitalization greater than
                                                          $5 billion. The Fund may also invest
                                                          in income-producing equity securities
                                                          and preferred stocks. The Fund may
                                                          invest up to 25% of its net assets in
                                                          foreign investments.

RVST RiverSource Variable          N             Y        Growth of capital. Under normal market   RiverSource
Portfolio - Mid Cap Growth                                conditions, the Fund invests at least    Investments, LLC
Fund                                                      80% of its net assets at the time of
                                                          purchase in equity securities of mid
                                                          capitalization companies. The
                                                          investment manager defines mid-cap
                                                          companies as those whose market
                                                          capitalization (number of shares
                                                          outstanding multiplied by the share
                                                          price) falls within the range of the
                                                          Russell Midcap(R) Growth Index.

RVST RiverSource Variable          Y             Y        Long-term growth of capital. Under       RiverSource
Portfolio - Mid Cap Value                                 normal circumstances, the Fund invests   Investments, LLC
Fund                                                      at least 80% of its net assets
                                                          (including the amount of any
                                                          borrowings for investment purposes) in
                                                          equity securities of medium-sized
                                                          companies. Medium-sized companies are
                                                          those whose market capitalizations at
                                                          the time of purchase fall within the
                                                          range of the Russell Midcap(R) Value
                                                          Index. The Fund may invest up to 25%
                                                          of its net assets in foreign
                                                          investments.

RVST RiverSource Variable          Y             Y        Long-term capital appreciation. The      RiverSource
Portfolio - S&P 500 Index                                 Fund seeks to provide investment         Investments, LLC
Fund                                                      results that correspond to the total
                                                          return (the combination of
                                                          appreciation and income) of
                                                          large-capitalization stocks of U.S.
                                                          companies. The Fund invests in common
                                                          stocks included in the Standard &
                                                          Poor's 500 Composite Stock Price Index
                                                          (S&P 500). The S&P 500 is made up
                                                          primarily of large-capitalization
                                                          companies that represent a broad
                                                          spectrum of the U.S. economy.

RVST RiverSource Variable          Y             Y        High level of current income and         RiverSource
Portfolio - Short Duration                                safety of principal consistent with      Investments, LLC
U.S. Government Fund                                      investment in U.S. government and
                                                          government agency securities. Under
                                                          normal market conditions, at least 80%
                                                          of the Fund's net assets are invested
                                                          in securities issued or guaranteed as
                                                          to principal and interest by the U.S.
                                                          government, its agencies or
                                                          instrumentalities.


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 32  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
RVST Threadneedle Variable         Y             Y        Long-term capital growth. The Fund's     RiverSource
Portfolio - Emerging Markets                              assets are primarily invested in         Investments, LLC,
Fund (previously RiverSource                              equity securities of emerging market     adviser; Threadneedle
Variable Portfolio -                                      companies. Under normal market           International Limited,
Emerging Markets Fund)                                    conditions, at least 80% of the Fund's   an indirect wholly-
                                                          net assets will be invested in           owned subsidiary of
                                                          securities of companies that are         Ameriprise Financial,
                                                          located in emerging market countries,    sub-adviser.
                                                          or that earn 50% or more of their
                                                          total revenues from goods and services
                                                          produced in emerging market countries
                                                          or from sales made in emerging market
                                                          countries.

RVST Threadneedle Variable         Y             Y        Capital appreciation. Invests            RiverSource
Portfolio - International                                 primarily in equity securities of        Investments, LLC,
Opportunity Fund (previously                              foreign issuers that are believed to     adviser; Threadneedle
RiverSource Variable                                      offer strong growth potential. The       International Limited,
Portfolio - International                                 Fund may invest in developed and in      an indirect wholly-
Opportunity Fund)                                         emerging markets.                        owned subsidiary of
                                                                                                   Ameriprise Financial,
                                                                                                   sub-adviser.

Van Kampen Life Investment         Y             Y        Capital growth and income through        Van Kampen Asset
Trust Comstock Portfolio,                                 investments in equity securities,        Management
Class II Shares                                           including common stocks, preferred
                                                          stocks and securities convertible into
                                                          common and preferred stocks. The
                                                          Portfolio emphasizes value style of
                                                          investing seeking well-established,
                                                          undervalued companies believed by the
                                                          Portfolio's investment adviser to
                                                          posses the potential for capital
                                                          growth and income.

Van Kampen UIF Global Real         Y             Y        Current income and capital               Morgan Stanley
Estate Portfolio, Class II                                appreciation. Invests primarily in       Investment Management
Shares                                                    equity securities of companies in the    Inc., doing business
                                                          real estate industry located             as Van Kampen,
                                                          throughout the world, including real     adviser; Morgan
                                                          estate operating companies, real         Stanley Investment
                                                          estate investment trusts and similar     Management Limited and
                                                          entities established outside the U.S.    Morgan Stanley
                                                          (foreign real estate companies).         Investment Management
                                                                                                   Company, sub-
                                                                                                   advisers.

Van Kampen UIF Mid Cap             Y             Y        Long-term capital growth. Invests        Morgan Stanley
Growth Portfolio, Class II                                primarily in growth-oriented equity      Investment Management
Shares                                                    securities of U.S. mid cap companies     Inc., doing business
                                                          and foreign companies, including         as Van Kampen.
                                                          emerging market securities.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   33

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Van Kampen UIF U.S. Real           N             Y        Above-average current income and         Morgan Stanley
Estate Portfolio, Class II                                long-term capital appreciation by        Investment Management
Shares                                                    investing primarily in equity            Inc., doing business
                                                          securities of companies in the U.S.      as Van Kampen.
                                                          real estate industry, including real
                                                          estate investment trusts.
                                                          Non-diversified Portfolio that invests
                                                          primarily in equity securities of
                                                          companies in the U.S. real estate
                                                          industry, including real estate
                                                          investment trusts.

Wanger International Small         Y             Y        Long-term growth of capital. Invests     Columbia Wanger Asset
Cap                                                       primarily in stocks of companies based   Management, L.P.
                                                          outside the U.S. with market
Effective June 1, 2008, the                               capitalizations of less than $5
Fund will change its name to                              billion at time of initial purchase.
Wanger International.
                                                          Effective June 1, 2008:
                                                          Long-term growth of capital. Under
                                                          normal market circumstances, the Fund
                                                          invests a majority of its net assets
                                                          in small- and mid-sized companies with
                                                          market capitalizations under $5
                                                          billion at the time of investment.
                                                          However, if the Fund's investments in
                                                          such companies represent less than a
                                                          majority of its net assets, the Fund
                                                          may continue to hold and to make
                                                          additional investments in an existing
                                                          company in its portfolio even if that
                                                          company's capitalization has grown to
                                                          exceed $5 billion. Except as noted
                                                          above, under normal market
                                                          circumstances, the Fund may invest in
                                                          other companies with market
                                                          capitalizations above $5 billion,
                                                          provided that immediately after that
                                                          investment a majority of its net
                                                          assets would be invested in companies
                                                          with market capitalizations under $5
                                                          billion.


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 34  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER

Wanger U.S. Smaller                Y             Y        Long-term growth of capital. Invests     Columbia Wanger Asset
Companies                                                 primarily in stocks of small- and        Management, L.P.
                                                          medium-size U.S. companies with market
Effective June 1, 2008, the                               capitalizations of less than $5
Fund will change its name to                              billion at time of initial purchase.
Wanger USA.
                                                          Effective June 1, 2008:
                                                          Long-term growth of capital. Under
                                                          normal market circumstances, the Fund
                                                          invests a majority of its net assets
                                                          in small- and mid-sized companies with
                                                          market capitalizations under $5
                                                          billion at the time of investment.
                                                          However, if the Fund's investments in
                                                          such companies represent less than a
                                                          majority of its net assets, the Fund
                                                          may continue to hold and to make
                                                          additional investments in an existing
                                                          company in its portfolio even if that
                                                          company's capitalization has grown to
                                                          exceed $5 billion. Except as noted
                                                          above, under normal market
                                                          circumstances, the Fund may invest in
                                                          other companies with market
                                                          capitalizations above $5 billion,
                                                          provided that immediately after that
                                                          investment a majority of its net
                                                          assets would be invested in companies
                                                          with market capitalizations under $5
                                                          billion.



THE FIXED ACCOUNT

The fixed account is our general account. Amounts allocated to the fixed account become part of our general account. The fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life of NY annuities, product design, competition, and RiverSource Life of NY's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life of NY.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ONE-YEAR FIXED ACCOUNT

Unless an asset allocation program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account. The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see "Making the Most of Your Contract -- Transfer policies").

DCA FIXED ACCOUNT (APPLIES TO CONTRACTS ISSUED ON OR AFTER JUNE 19, 2006)

You may only allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.

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

You may allocate your entire initial purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.

In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account to your investment allocations. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. We reserve the right to declare different annual effective rates:

- for the DCA fixed account and the one-year fixed account;

- for the DCA fixed accounts with terms of differing length;

- for amounts in the DCA fixed account you instruct us to transfer to the one-year fixed account;


- for amounts in the DCA fixed account you instruct us to transfer to the subaccounts.


The interest rates in effect for the DCA fixed account when we receive your purchase payment are guaranteed for the length of the term. When you allocate an additional purchase payment to an existing DCA fixed account term, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account of the same term on the date we receive your purchase payment. For DCA fixed accounts with an initial term (or, in the case of an additional purchase payment, a remaining term) of less than twelve months, the net effective interest rates we credit to the DCA fixed account balance will be less than the declared annual effective rates.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

- the DCA fixed account for a six month term;

- the DCA fixed account for a twelve month term;

- the Portfolio Navigator model portfolio in effect;

- if no Portfolio Navigator model portfolio is in effect, to the one-year fixed account and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account.

If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:

- to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;

- to the Portfolio Navigator model portfolio then in effect;

- if no Portfolio Navigator model portfolio is in effect, then to the one-year fixed account and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account.

If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.

If you participate in a model portfolio, and you choose to change your participation to a different model portfolio while a DCA fixed account is in progress, we will allocate transfers from the DCA fixed account to your newly-elected model portfolio.

If your contract permits, and you discontinue your participation in a model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the asset allocation model portfolio in effect, or if no asset allocation model portfolio is in effect, in accordance with your investment instructions to us to the one-year fixed account and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

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 36  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

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Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of Your Contract -- Automated Dollar-Cost Averaging."

BUYING YOUR CONTRACT


Your investment professional will help you complete and submit an application and send it along with your initial purchase payment to our home office. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You may buy a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are age 85 or younger.



When you apply, you may select (if available):


- the one-year fixed account, the DCA fixed account and/or subaccounts in which you want to invest;

- how you want to make purchase payments;

- the length of the withdrawal charge schedule (5 or 7 years from our receipt of each purchase payment);

- a beneficiary;


- the optional Portfolio Navigator asset allocation program; and


- one of the following Death Benefits:

  - ROP Death Benefit; or

  - MAV Death Benefit.

In addition, you may also select:


ONE OF THE FOLLOWING OPTIONAL LIVING BENEFITS (ALL REQUIRE THE USE OF THE PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM):



- Accumulation Protector Benefit(R) rider



- SecureSource(SM) - Single Life rider


- SecureSource(SM) - Joint Life rider

The contract provides for allocation of purchase payments to the one-year fixed account, the DCA fixed account and/or the subaccounts of the variable account in even 1% increments. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be allocated to the one-year fixed account if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

If your application is complete, we will process it and apply your purchase payment and any purchase payment credit to the one-year fixed account, the DCA fixed account and subaccounts you selected within two business days after we receive it at our home office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make additional purchase payments to nonqualified and qualified annuities until the retirement date, subject to the contract's allowable maximum total purchase payments.


THE RETIREMENT DATE

Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us
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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   37
written instructions at least 30 days before annuity payouts begin. The retirement date may not be earlier than 13 months after the effective contract date.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, THE RETIREMENT DATE MUST BE:

- no later than the annuitant's 90th(1) birthday or the tenth contract anniversary, if purchased after age 80(1), or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 90th(1) birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

(1) Applies to contracts purchased on or after June 19, 2006. For all other contracts, the retirement date must be no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75. Ask your investment professional which retirement date applies to you.

BENEFICIARY


We will pay the death benefit to your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is more than one beneficiary, we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)



If you select the SecureSource(SM) - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.


PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may be limited under the terms of your contract or pursuant to state requirements.

MINIMUM INITIAL PURCHASE PAYMENT

  $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS

  $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*

  $1,000,000


* This limit applies in total to all RiverSource Life of NY annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code's limits on annual contributions also apply. We may also restrict cumulative additional purchase payments to $100,000 for contracts with the Guarantor Withdrawal Benefit for Life(R) rider and will restrict cumulative additional purchase payments to $100,000 for contracts with a SecureSource(SM) rider or the Guarantor(R) Withdrawal Benefit rider. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(R) Rider.


HOW TO MAKE PURCHASE PAYMENTS

BY LETTER

Send your check along with your name and contract number to:

REGULAR MAIL:

RiverSource Life Insurance Co. of New York

20 Madison Avenue Extension

P.O. Box 5555

Albany, NY 12205-0555

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 38  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

EXPRESS MAIL:

RiverSource Life Insurance Co. of New York

20 Madison Avenue Extension

Albany, NY 12203

PURCHASE PAYMENT CREDITS

As of June 19, 2006, we no longer offer purchase payment credits. Purchase payment credits are available if you purchased a contract with the seven-year withdrawal charge schedule before June 19, 2006. See Appendix F for a description of the purchase payment credits that apply to your policy.

LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE


We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully withdrawn. We prorate this charge among the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value(1)



(1) For contracts purchased prior to Aug. 6, 2007, any amount deducted from the fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the fixed account in the contract year. In no instance will the charge from the fixed account exceed $30 in any contract year.


We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE


We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the fixed account. We cannot increase these fees.


The mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

                                                                QUALIFIED ANNUITIES         NONQUALIFIED ANNUITIES
 SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR CONTRACTS
 PURCHASED ON OR AFTER JUNE 19, 2006
 ROP Death Benefit                                                     0.90%                         1.05%
 MAV Death Benefit                                                     1.10                          1.25
 SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR ALL OTHER
 CONTRACTS
 ROP Death Benefit                                                     1.00%                         1.15%
 MAV Death Benefit                                                     1.20                          1.35
 FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
 ROP Death Benefit                                                     1.20%                         1.35%
 MAV Death Benefit                                                     1.40                          1.55


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   39
must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.


Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.

WITHDRAWAL CHARGE

If you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge applies to each purchase payment you make. The withdrawal charge lasts for 7 years or 5 years from our receipt of each purchase payment, depending on which withdrawal charge schedule you select when you purchase the contract (see "Expense Summary").


You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes a SecureSource(SM) rider, the Guarantor Withdrawal Benefit for Life(R) rider or the Guarantor(R) Withdrawal Benefit rider:



CONTRACTS WITHOUT SECURESOURCE(SM) RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER OR GUARANTOR(R) WITHDRAWAL BENEFIT RIDER


The TFA is the greater of:

- 10% of the contract value on the prior contract anniversary(1); or

- current contract earnings.


CONTRACTS WITH SECURESOURCE(SM) RIDER OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER


The TFA is the greatest of:

- 10% of the contract value on the prior contract anniversary(1);

- current contract earnings; or

- the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment.


CONTRACTS WITH GUARANTOR(R) WITHDRAWAL BENEFIT RIDER


The TFA is the greatest of:

- 10% of the contract value on the prior contract anniversary(1);

- current contract earnings; or

- the Remaining Benefit Payment.

(1) We consider your initial purchase payment and any purchase payment credit to be the prior contract anniversary's contract value during the first contract year.

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1. We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2. We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this "first-in, first-out" rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.

EXAMPLE: Each time you make a purchase payment under the contract, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (THE WITHDRAWAL CHARGE PERCENTAGES FOR THE 5-YEAR AND 7-YEAR WITHDRAWAL CHARGE SCHEDULE ARE

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 40  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

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SHOWN IN A TABLE IN THE "EXPENSE SUMMARY" ABOVE.) For example, if you select the
7-Year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (see "Expense Summary"), and then adding the total withdrawal charges.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. We pay you the amount you request.


Note that the withdrawal charge is assessed against the original amount of your purchase payments that are subject to a withdrawal charge, even if your contract has lost value. This means that purchase payments withdrawn may be greater than the amount of contract value you withdraw.



For an example, see Appendix A.


WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;


- if you elected a SecureSource(SM) rider or the Guarantor Withdrawal Benefit for Life(R) rider, the greater of your contract's Remaining Benefit Payment or Remaining Annual Lifetime Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;



- if you elected the Guarantor(R) Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;


- required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract currently in force; and

- contracts settled using an annuity payout plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge.)


- withdrawals made as a result of one of the "Contingent events" described below to the extent permitted by state law (see your contract for additional conditions and restrictions);


- amounts we refund to you during the free look period;* and

- death benefits.

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Appendix F -- Purchase Payment Credits for Eligible Contracts.")

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on your contract option and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in a table in the "Expense Summary." (See "The Annuity Payout Period -- Annuity Payout Plans.")


POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   41

OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED


ACCUMULATION PROTECTOR BENEFIT(R) RIDER FEE


We charge an annual fee of 0.55% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the fee from the contract value on the contract anniversary. We prorate this fee among the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. However, any amount deducted from the one-year fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the one-year fixed account in that contract year.


Once you elect the Accumulation Protector Benefit(R) rider, you may not cancel it and the fee will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.



Currently, the Accumulation Protector Benefit(R) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Accumulation Protector Benefit(R) rider charge will not exceed a maximum of 1.75%.



We will not change the Accumulation Protector Benefit(R) rider charge after the rider effective date unless:


(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge;

(b) you choose the spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.


If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect. The waiting period for this rider will be restarted if you elect to change your model portfolio to one that causes the rider charge to increase more than 0.20% whenever the remaining waiting period just prior to the change is less than three years (see "Optional Benefits -- Accumulation Protector Benefit(R) Rider").


The fee does not apply after annuity payouts begin.


SECURESOURCE(SM) RIDER FEE



We charge an annual fee of 0.65% based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. The rider fee is the same whether you select the SecureSource(SM) - Single Life rider or the SecureSource(SM) - Joint Life rider.



We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. However, any amount deducted from the fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the fixed account in that contract year.



Once you elect a SecureSource(SM) rider, you may not cancel it and the fee will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.



Currently the SecureSource(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The SecureSource(SM) rider charge will not exceed a maximum charge of 1.50%.



We will not change the SecureSource(SM) rider charge after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the SecureSource(SM) rider charge will not change until the end of the waiting period. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your Portfolio Navigator model portfolio;



(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge;


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 42  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;



(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.



If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.



The fee does not apply after annuity payouts begin.



OPTIONAL BENEFITS -- PREVIOUSLY OFFERED



GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER FEE


We charge an annual fee of 0.65% of the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. However, any amount deducted from the fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the fixed account in that contract year.


Once you elect the Guarantor Withdrawal Benefit for Life(R) rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.



Currently the Guarantor Withdrawal Benefit for Life(R) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor Withdrawal Benefit for Life(R) rider charge will not exceed a maximum charge of 1.50%.



We will not change the Guarantor Withdrawal Benefit for Life(R) rider charge after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the Guarantor Withdrawal Benefit for Life(R) rider charge will not change until the end of the waiting period. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your Portfolio Navigator model portfolio;


(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.


GUARANTOR(R) WITHDRAWAL BENEFIT RIDER FEE


THIS FEE INFORMATION APPLIES TO BOTH RIDER A AND RIDER B (SEE APPENDIX H).

We charge an annual fee of 0.55% of contract value for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. However, any amount deducted from the one-year fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the one-year fixed account in that contract year.


Once you elect the Guarantor(R) Withdrawal Benefit rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days

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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   43
coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.


Currently the Guarantor(R) Withdrawal Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor(R) Withdrawal Benefit rider charge will not exceed a maximum charge of 1.50%.



We will not change the Guarantor(R) Withdrawal Benefit rider charge after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to step up before the third contract anniversary, the Guarantor(R) Withdrawal Benefit rider charge will not change until the third contract anniversary. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective step up or to elect to change your Portfolio Navigator model portfolio;


(b) you choose the elective spousal continuation step up under Rider A after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.


INCOME ASSURER BENEFIT(R) RIDER FEE



We charge an annual fee for this optional feature only if you select it. We determine the fee by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit(R) rider you select. There are three Income Assurer Benefit(R) rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit(R) Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit(R) is as follows:



                                                                MAXIMUM                       CURRENT
 Income Assurer Benefit(R) - MAV                                 1.50%                         0.30%
 Income Assurer Benefit(R) - 5% Accumulation Benefit Base        1.75                          0.60
 Income Assurer Benefit(R) - Greater of MAV or 5%
 Accumulation Benefit Base                                       2.00                          0.65



We deduct the fee from the contract value on your contract anniversary. We prorate this fee among the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. However, any amount deducted from the one-year fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the one-year fixed account in that contract year. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate Income Assurer Benefit(R) fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.



Currently the Income Assurer Benefit(R) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate charge for each model portfolio but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit(R) charge after the rider effective date, unless you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the charge and/or charge a separate charge for each model portfolio. If you decide to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the charge, you will pay the charge that is in effect on the valuation date we receive your written request to change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect. The waiting period for the rider will be restarted if you elect to change your model portfolio to one that causes the rider charge to increase more than 0.20% whenever the remaining waiting period just prior to the change is less than three years (see "Optional Benefits -- Income Assurer Benefit(R) Riders"). The fee does not apply after annuity payouts begin or the Income Assurer Benefit(R) terminates.


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 44  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

VALUING YOUR INVESTMENT

We value your accounts as follows:

THE FIXED ACCOUNT

THE FIXED ACCOUNT INCLUDES THE ONE-YEAR FIXED ACCOUNT AND THE DCA FIXED ACCOUNT.

We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:

- the sum of your purchase payments and any purchase payment credits allocated to the one-year fixed account and the DCA fixed account, and transfer amounts to the one-year fixed account;

- plus interest credited;

- minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit(R) rider;



  - SecureSource(SM) rider;



  - Guarantor Withdrawal Benefit for Life(R) rider;



  - Guarantor(R) Withdrawal Benefit rider;



  - Income Assurer Benefit(R) rider;


SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;

- transfers into or out of the subaccounts;

- partial withdrawals;

- withdrawal charges;

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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   45
and the deduction of a prorated portion of:

- the contract administrative charge; and

- the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit(R) rider;



  - SecureSource(SM) rider;



  - Guarantor Withdrawal Benefit for Life(R) rider;



  - Guarantor(R) Withdrawal Benefit rider; or



  - Income Assurer Benefit(R) rider.


Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account to one or more subaccounts. You can also obtain the benefits of dollar-cost averaging by setting up an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from the one-year fixed account into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn on the one-year fixed account will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                                      NUMBER
BY INVESTING AN EQUAL NUMBER                                      AMOUNT                 ACCUMULATION                OF UNITS
OF DOLLARS EACH MONTH ...                   MONTH                INVESTED                 UNIT VALUE                 PURCHASED
                                             Jan                   $100                      $20                       5.00
                                             Feb                    100                       18                       5.56
you automatically buy
more units when the
per unit market price is
low...                        ARROW

                                             Mar                    100                       17                       5.88
                                             Apr                    100                       15                       6.67
                                             May                    100                       16                       6.25
                                             Jun                    100                       18                       5.56
                                             Jul                    100                       17                       5.88
and fewer units
when the per unit
market price is high.         ARROW

                                             Aug                    100                       19                       5.26
                                             Sept                   100                       21                       4.76
                                             Oct                    100                       20                       5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

Dollar-cost averaging as described in this section is not available when a Portfolio Navigator model portfolio is in effect. However, subject to certain restrictions, dollar-cost averaging is available for use with a DCA fixed account. See the "DCA Fixed Account" and "Portfolio Navigator Asset Allocation Program" sections in this prospectus for details.

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 46  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing or by any other method acceptable by us, to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

Different rules apply to asset rebalancing under a Portfolio Navigator model portfolio (see "Portfolio Navigator Asset Allocation Program" and "Appendix G:
Asset Allocation Program for Contracts Purchased Before June 19, 2006" below).

As long as you are not participating in a Portfolio Navigator model portfolio, asset rebalancing is available for use with the DCA fixed account (see "DCA Fixed Account") only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the DCA fixed account, you must terminate the asset rebalancing program or the DCA fixed account, as you may choose.

PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM

The Portfolio Navigator Asset Allocation Program (PN program) described in this section replaces the previously offered asset allocation program described in Appendix G for owners of all contracts purchased on or after June 19, 2006 and for contract owners who choose to move from the previously offered asset allocation program to the PN program or who add the PN program on or after June 19, 2006. The PN program is available for nonqualified annuities and for qualified annuities.


The PN program allows you to allocate your contract value to a PN program model portfolio that consists of subaccounts, each of which invests in an underlying fund with a particular investment objective, and may include the one-year fixed account (if available under the PN program) that represent various asset classes (allocation options). The PN program also allows you to periodically update your model portfolio or transfer to a new model portfolio. You are required to participate in the PN program if your contract purchased on or after June 19, 2006 includes an optional Accumulation Protector Benefit(R) rider, SecureSource(SM) rider, Guarantor Withdrawal Benefit for Life(R) rider or Income Assurer Benefit(R) rider. If your contract does not include one of these riders, you also may elect to participate in the PN program. You should review any PN program information, including the terms of the PN program, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.



SERVICE PROVIDERS TO THE PN PROGRAM. RiverSource Investments, an affiliate of ours, serves as non-discretionary investment adviser for the PN program solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments enters into an investment advisory agreement with each contract owner participating in the PN program. In its role as investment adviser to the PN program, RiverSource Investments relies upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviews the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducts periodic due diligence and provides ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investment's role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investment's Form ADV, the SEC investment adviser registration form. The Disclosure Document is delivered to contract owners at or before the time they enroll in the PN program.


Currently, the PN program model portfolios are designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly owned subsidiary of Morningstar, Inc. RiverSource Investments may replace Morningstar Associates and may hire additional firms to assist with the development and periodic updates of the model portfolios in the future. Also, RiverSource Investments may elect to develop and periodically update the model portfolios without the assistance of a third party service provider.

The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.

We identify to Morningstar Associates the universe of allocation options that can be included in the model portfolios and, in limited circumstances, underlying funds of such allocation options (the universe of allocation options). The universe of
--------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   47
allocation options may not include all allocation options available under your contract. We may modify from time to time such universe of allocation options. These modifications may reflect instructions from, or respond to actions taken by, any party making an allocation option available to us. For example, we may modify the universe of allocation options in response to the liquidation, merger or other closure of a fund. Once we identify this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictates to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio. However, as described below under "Potential Conflicts of Interest", there are certain conflicts of interest associated with RiverSource Investments and its affiliates' influence over the development and updating of the model portfolios.



POTENTIAL CONFLICTS OF INTEREST. In identifying the universe of allocation options, we and our affiliates, including RiverSource Investments, are subject to competing interests that may influence the allocation options we propose. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to the RiverSource Variable Series Trust and certain allocation options as well as compensation we or an affiliate of ours may receive for providing services in connection with the RiverSource Variable Series Trust and such allocation options or their underlying funds. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that RiverSource Investments does not advise are included in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.



As an affiliate of RiverSource Investments, the investment adviser to the RiverSource Variable Series Trust and certain allocation options, we may have an incentive to identify the RiverSource Variable Series Trust funds and such allocation options for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Series Trust, monitors the performance of the RiverSource Variable Series Trust. In this role, RiverSource Investments may, from time to time, recommend certain changes to the board of directors of the RiverSource Variable Series Trust. These changes may include but not be limited to a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Series Trust fund. RiverSource Investments also may believe that certain RiverSource Variable Series Trust fund may benefit from additional assets or could be harmed by redemptions. All of these factors may impact RiverSource Investment's view regarding the composition and allocation of a model portfolio.


RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may influence the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.

RiverSource Investments, we or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from the one-year fixed account than from other allocation options. We therefore may have an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.

Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.

PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which model portfolio most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the asset mix reflected in the model portfolio you select after completing the investor questionnaire is appropriate to your ability to withstand investment risk. Neither RiverSource Life of NY nor RiverSource Investments is responsible for your decision to participate in the PN program, your selection of a specific model portfolio or your decision to change to an updated or different model portfolio.

Currently, there are five PN model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. Each model portfolio specifies allocation percentages to each of the subaccounts and/or the one-year fixed account that make up that model portfolio. By participating in the PN program, you instruct us to invest your contract value in the subaccounts and/or the one-year fixed account (if included) according to the allocation percentages stated for the specific

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 48  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS
model portfolio you have selected. By participating in the PN program, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.

If you initially allocate qualifying purchase payments to the DCA fixed account, when available (see "DCA Fixed Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the DCA fixed account into the model portfolio you have chosen.

Each model portfolio is evaluated periodically by Morningstar Associates, which may then provide updated recommendations to RiverSource Investments. As a result, the model portfolios may be updated from time to time (typically annually) with new allocation options and allocation percentages. When these reassessments are completed and changes to the model portfolios occur, you will receive a reassessment letter. This reassessment letter will notify you that the model portfolio has been reassessed and that, unless you instruct us not to do so, your contract value, less amounts allocated to the DCA fixed account, is scheduled to be reallocated according to the updated model portfolio. The reassessment letter will specify the scheduled reallocation date and will be sent to you at least 30 days prior to this date. Based on the written authorization you provided when you enrolled in the PN program, if you do not notify us otherwise, you will be deemed to have instructed us to reallocate your contract value, less amounts allocated to the DCA fixed account, according to the updated model portfolio. If you do not want your contract value, less amounts allocated to the DCA fixed account, to be reallocated according to the updated model portfolio, you must provide written or other authorized notification as specified in the reassessment letter.


In addition to this periodic reassessment and reallocation of the model portfolios, you may also request a change to your model portfolio up to twice per contract year by written request on an authorized form or by another method agreed to by us. Such changes include changing to a different model portfolio at any time or requesting to reallocate according to the updated version of your existing model portfolio other than according to the reassessment process described above. If your contract includes an optional Accumulation Protector Benefit(R) rider, Guarantor Withdrawal Benefit for Life(R) rider, Guarantor(R) Withdrawal Benefit rider or Income Assurer Benefit(R) rider and you make such a change (other than a scheduled periodic reallocation), we may charge you a higher fee for your rider. If your contract includes the Guarantor Withdrawal Benefit for Life(R) rider, we reserve the right to limit the number of model portfolios from which you can select, subject to state restrictions.


We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:

- limit your choice of models based on the amount of your initial purchase payment we accept or when you take a withdrawal;

- cancel required participation in the program after 30 days written notice;

- substitute a fund of funds for your current model portfolio if permitted under applicable securities law; and

- discontinue the PN program. We will give you 30 days' written notice of any such change.

In addition, RiverSource Investments has the right to terminate its investment advisory agreement with you upon 30 days' written notice. If RiverSource Investments terminates its investment advisory agreement with you and other participants in the PN program, we would either have to find a replacement investment adviser or terminate the PN program unless otherwise permitted by applicable law, regulations or positions of the SEC staff.


The investment advisory agreement will terminate automatically in the event that we are notified of a death which results in a death benefit becoming payable under the contract. In this case, your investment advisory relationship with RiverSource Investments and the notification of future reassessments will cease, but prior instructions provided by you in connection with your participation in the PN program will continue (e.g. rebalancing instructions provided to insurer).


RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.

Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.

Quarterly rebalancing and periodic updating of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These

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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   49

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expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing or periodic updating of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.


PN PROGRAM UNDER THE ACCUMULATION PROTECTOR BENEFIT(R) RIDER, SECURESOURCE(SM) RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER, GUARANTOR(R) WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT(R) RIDER



If you purchase the optional Accumulation Protector Benefit(R) rider, the optional Guarantor Withdrawal Benefit for Life(R) rider, the optional Guarantor(R) Withdrawal Benefit rider or the optional Income Assurer Benefit(R) rider, you are required to participate in the PN program under the terms of each rider.



- ACCUMULATION PROTECTOR BENEFIT(R) RIDER: You cannot terminate the Accumulation Protector Benefit(R) rider. As long as the Accumulation Protector Benefit(R) rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit(R) rider automatically ends at the end of the waiting period as does the requirement that you participate in the PN program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT(R) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE WAITING PERIOD.



- SECURESOURCE(SM) RIDER OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER: The SecureSource(SM) riders and the Guarantor Withdrawal Benefit for Life(R) rider require that your contract value be invested in one of the model portfolios for the life of the rider. Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select. Because you cannot terminate the SecureSource(SM) riders or the Guarantor Withdrawal Benefit for Life(R) rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT A SECURESOURCE(SM) RIDER OR THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



- GUARANTOR(R) WITHDRAWAL BENEFIT RIDER: Because the Guarantor(R) Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor(R) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR(R) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



- INCOME ASSURER BENEFIT(R) RIDER: You can terminate the Income Assurer Benefit(R) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit(R) rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(R) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT(R) RIDER IS IN EFFECT.


OPTIONAL PN PROGRAM


If you do not select the optional Accumulation Protector Benefit(R) rider, an optional SecureSource(SM) rider, the optional Guarantor Withdrawal Benefit for Life(R) rider, the optional Guarantor(R) Withdrawal Benefit rider or the optional Income Assurer Benefit(R) rider with your contract, you may elect to participate in the PN program.


You may elect the PN program at any time. You may cancel your participation in the PN program at any time by giving us written notice or by any other method authorized by us. Upon cancellation, automated rebalancing associated with the PN program will end. You may ask us in writing to allocate the variable subaccount portion of your policy value according to the percentage that you then choose (see "Asset Rebalancing"). You can elect to participate in the PN program again at any time.


You will also cancel the PN program if you initiate transfers other than transfers to one of the current model portfolios or transfers from the DCA fixed account (see "DCA Fixed Account"). Partial withdrawals do not cancel the PN program. Your participation in the PN program will terminate on the date you make a full withdrawal from your contract, on your retirement date or when your contract terminates for any reason.


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 50  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

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TRANSFERRING AMONG ACCOUNTS

The transfer rights discussed in this section do not apply while a Portfolio Navigator model portfolio is in effect.

You may transfer contract value from any one subaccount, the one-year fixed account or the DCA fixed account to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the one-year fixed account. You may not transfer contract value to the DCA fixed account.

The date your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts, you may not make a transfer from any subaccount back to the one-year fixed account for six months following that transfer. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from the one-year fixed account to the subaccounts once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. We reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may not transfer contract values from the subaccounts or the one-year fixed account into the DCA fixed account. However, you may transfer contract values from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account, as described above. (See "DCA Fixed Account.")

- Once annuity payouts begin, you may not make transfers to or from the one-year fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. When annuity payments begin, you must transfer all contract value out of your DCA accounts.

- We reserve the right to limit the number of transfers you may make in a contract year to 12.

MARKET TIMING


Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.


Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   51

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;


- limiting the dollar amount that you may transfer at any one time;



- suspending the transfer privilege; or



- modifying instructions under an automatic transfer program to exclude a restricted fund if you do not provide new instructions.


Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners, uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

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 52  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing the same fund's shares will do so, and the returns of the fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our home office:

REGULAR MAIL:

RiverSource Life Insurance Co. of New York

20 Madison Avenue Extension

P.O. Box 5555

Albany, NY 12205-0555

EXPRESS MAIL:

RiverSource Life Insurance Co. of New York

20 Madison Avenue Extension

Albany, NY 12203

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers among your one-year fixed account or the subaccounts or automated partial withdrawals from the one-year fixed account, DCA fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

- Transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- If a Portfolio Navigator model portfolio is in effect, you are not allowed to set up an automated transfer except in connection with a DCA fixed account (see "The Fixed Account -- DCA Fixed Account" and "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program").

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly
                  $250 quarterly, semiannually or annually

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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   53

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 3 BY PHONE

Call between 8 a.m. and 4:30 p.m. Eastern time:

(800) 504-0469

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                 Contract value or entire account balance
Withdrawals:              $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our home office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. If we receive your withdrawal request at our home office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges or any applicable optional rider charges (see "Charges"), IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")



Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected a SecureSource(SM) rider, the Guarantor Withdrawal Benefit for Life(R) rider or the Guarantor(R) Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the SecureSource(SM) rider, Guarantor Withdrawal Benefit for Life(R) rider or the Guarantor(R) Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits").


In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see
"Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES


If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, the DCA fixed account and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value unless requested otherwise.(1) After executing a partial withdrawal, the value in the one-year fixed account and each subaccount must be either zero or at least $50.



(1) If you elected a SecureSource(SM) rider, you do not have the option to request from which account to withdraw.


RECEIVING PAYMENT

By regular or express mail:

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

  - the withdrawal amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.
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 54  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

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TSA -- SPECIAL PROVISIONS


PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:


  - you are at least age 59 1/2; or



  - you are disabled as defined in the Code; or


  - you severed employment with the employer who purchased the contract; or


  - the distribution is because of your death; or



  - effective Jan. 1, 2009, the distribution is due to plan termination; or



  - effective Jan. 1, 2009, you are a military reservist.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP


You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our home office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.


If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit(R), the rider will terminate upon transfer of ownership of the annuity contract. The Accumulation Protector Benefit(R) rider, the Guarantor Withdrawal Benefit for Life(R) rider, and the Guarantor(R) Withdrawal Benefit rider will continue upon transfer of ownership of the annuity contract (see "Optional Benefits").


BENEFITS IN CASE OF DEATH

You must select a death benefit at the time you purchase your contract. There are two death benefit options available under your contact:

- Return of Purchase Payments (ROP) Death Benefit; or

- Maximum Anniversary Value (MAV) Death Benefit.

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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   55

If both you and the annuitant are age 79 or younger at contract issue, you may select either death benefit. If either you or the annuitant are age 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that you elect in your contract. The death benefit you elect determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under both options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

For an example of how each death benefit is calculated, see Appendix C.

HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

  ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV       =   PW X DB
    DEATH BENEFITS)                                                  ------------
                                                                     CV

  PW = the partial withdrawal including any applicable withdrawal charge.

  DB = the death benefit on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

MAXIMUM ANNIVERSARY VALUE (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments and purchase payment credits made to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments and any purchase payment credits, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, we will pay the beneficiary the greater of these two values:

1. contract value; or

2. total purchase payments and any purchase payment credits minus adjusted partial withdrawals.

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, we will pay the beneficiary the greatest of these three values:

1. contract value;

2. total purchase payments and any purchase payment credits minus adjusted partial withdrawals; or

3. the MAV on the date of death.

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(R), if selected, will terminate. The SecureSource(SM) - Joint Life rider, if selected, only allows transfer of the ownership of the annuity contract between covered spouses or their revocable trust(s); no other ownership changes are allowed while this rider is in force. The Accumulation Protector Benefit(R) rider, the SecureSource(SM) Single Life rider, the Guarantor Withdrawal Benefit for Life(R) rider, and the Guarantor(R) Withdrawal Benefit rider, if selected, will continue (see "Optional Benefits").


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 56  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.


Additionally, the optional SecureSource(SM) riders, if one is selected, will terminate.


QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


  Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(R), if selected, will terminate. The SecureSource(SM) - Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The Accumulation Protector Benefit(R) rider, SecureSource(SM) Single Life rider, the Guarantor Withdrawal Benefit for Life(R) rider and the Guarantor(R) Withdrawal Benefit rider, if selected, will continue (see "Optional Benefits").


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five-year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.


  Additionally, the optional SecureSource(SM) riders, if one is selected, will terminate.


- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees to a beneficiary after death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED


ACCUMULATION PROTECTOR BENEFIT(R) RIDER



The Accumulation Protector Benefit(R) rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit(R) rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:



ON THE BENEFIT DATE, IF:                         THEN YOUR ACCUMULATION PROTECTOR BENEFIT(R) RIDER BENEFIT IS:
The Minimum Contract Accumulation Value          The contract value is increased on the benefit date to equal
(defined below) as determined under the          the Minimum Contract Accumulation Value as determined under
Accumulation Protector Benefit(R) rider is       the Accumulation Protector Benefit(R) rider on the benefit
greater than your contract value,                date.
The contract value is equal to or greater than   Zero; in this case, the Accumulation Protector Benefit(R)
the Minimum Contract Accumulation Value as       rider ends without value and no benefit is payable.
determined under the Accumulation Protector
Benefit(R) rider,



If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit(R) rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit(R) rider on the valuation date your contract value reached zero.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   57

You may elect the Accumulation Protector Benefit(R) rider at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit(R) rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit(R) rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further charges for the rider will be deducted. The Accumulation Protector Benefit(R) may not be purchased with the optional SecureSource(SM) riders, Guarantor Withdrawal Benefit for Life(R) rider, the Guarantor(R) Withdrawal Benefit rider, or any Income Assurer Benefit(R) rider. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. The Accumulation Protector Benefit(R) rider may not be available in all states.



You should consider whether an Accumulation Protector Benefit(R) rider is appropriate for you because:


- you must participate in the Portfolio Navigator program if you purchase a contract on or after June 19, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this rider before June 19, 2006, you must participate in the asset allocation program (see "Appendix G: Asset Allocation Program for Contracts Purchased Before June 19, 2006"), however, you may elect to participate in the Portfolio Navigator program after June 19, 2006. The Portfolio Navigator program and the asset allocation program limits your choice of subaccounts and the one-year fixed account to those that are in the asset allocation model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts or the one-year fixed account that are available under the contract to contract owners who do not elect this rider;


- you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(R) rider;



- if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified
  Annuities -- Required Minimum Distributions"). Partial withdrawals, including those used to satisfy required minimum distributions, will reduce any potential benefit that the Accumulation Protector Benefit(R) rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;



- if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit(R) rider, which is the length of the waiting period under the Accumulation Protector Benefit(R) rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit(R) rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit(R) rider may provide;



- the 10 year waiting period under the Accumulation Protector Benefit(R) rider will restart if you exercise the elective step up option (described below) or your surviving spouse exercises the spousal continuation elective step up (described below); and



- the 10 year waiting period under the Accumulation Protector Benefit(R) rider will be restarted if you elect to change model portfolios to one that causes the Accumulation Protector Benefit(R) rider charge to increase more than 0.20% whenever the remaining waiting period just prior to the change is less than three years.


Be sure to discuss with your investment professional whether an Accumulation Protector Benefit(R) rider is appropriate for your situation.

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 58  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT(R):


BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.


MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit(R) rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.


ADJUSTMENTS FOR PARTIAL WITHDRAWALS: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

WAITING PERIOD: The waiting period for the rider is 10 years.


The 10 year waiting period under the Accumulation Protector Benefit(R) rider will be restarted on the latest contract anniversary if you elect to change asset allocation models to one that causes the Accumulation Protector Benefit(R) rider charge to increase more than 0.20% whenever the remaining waiting period just prior to the change is less than three years.


Your initial MCAV is equal to your initial purchase payment and any purchase payment credit. It is increased by the amount of any subsequent purchase payments and any purchase payment credits received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.

AUTOMATIC STEP UP

On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the Automatic Step Up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION

Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.


When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit(R) rider at that time for new contract holders. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(R) rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.


The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

SPOUSAL CONTINUATION


If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(R) rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   59

TERMINATING THE RIDER

The rider will terminate under the following conditions:

  The rider will terminate before the benefit date without paying a benefit on the date:

  - you take a full withdrawal; or

  - annuitization begins; or

  - the contract terminates as a result of the death benefit being paid.

  The rider will terminate on the benefit date.

For an example, see Appendix C.


SECURESOURCE(SM) RIDERS



There are two optional SecureSource(SM) riders available under your contract:



- SecureSource(SM) - Single Life; or



- SecureSource(SM) - Joint Life.



The information in this section applies to both SecureSource(SM) riders, unless otherwise noted.



The SecureSource(SM) - Single Life rider covers one person. The
SecureSource(SM) - Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource(SM) - Single Life rider or the SecureSource(SM) - Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.



The SecureSource(SM) rider is an optional benefit that you may select for an additional annual charge if (1)


:



- SINGLE LIFE: you and the annuitant are 80 or younger on the date the contract is issued; or



- JOINT LIFE: you and your spouse are 80 or younger on the date the contract is issued.



(1) The SecureSource(SM) rider is not available under an inherited qualified annuity.



The SecureSource(SM) rider guarantees (unless the rider is terminated. See "Rider Termination" heading below.) that regardless of the investment performance of your contract you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:



- SINGLE LIFE: you have recovered at minimum all of your purchase payments or, if later, until death (see "At Death" heading below) -- even if the contract value is zero.



- JOINT LIFE: you have recovered at minimum all of your purchase payments or, if later, until the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below), even if the contract value is zero.



Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract -- Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.



The SecureSource(SM) rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.



Under the terms of the SecureSource(SM) rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting Period" heading below) and whether or not the lifetime withdrawal benefit has become effective:



(1) The basic withdrawal benefit gives you the right to take limited withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments (unless the rider is terminated. See "Rider Termination" heading below). Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment
    (GBP)", "Remaining Benefit Payment (RBP)", "Guaranteed Benefit Amount (GBA)" and "Remaining Benefit Amount (RBA)." See these headings below for more information.



(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited withdrawals until the later of:



- SINGLE LIFE: death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below);


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 60  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

- JOINT LIFE: death of the last surviving covered spouse (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below).



  Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment (ALP)", "Remaining Annual Lifetime Payment (RALP)", "Single Life only:
  Covered Person", "Joint Life only: Covered Spouses" and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.



Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the:



- SINGLE LIFE: covered person reaches age 68, or the rider effective date if the covered person is age 68 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below);



- JOINT LIFE: younger covered spouse reaches age 68, or the rider effective date if the younger covered spouse is age 68 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" and "Annual Lifetime Payments (ALP)" headings below).



Provided annuity payouts have not begun, the SecureSource(SM) rider guarantees that you may take the following withdrawal amounts each contract year:



- Before the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;



- After the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawal of the sum of both the RALP and the RBP in a contract year.



If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your withdrawals in each contract year do not exceed the annual withdrawal amount allowed under the rider:



- SINGLE LIFE: and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for withdrawal will not decrease;



- JOINT LIFE: the guaranteed amounts available for withdrawal will not decrease.



If you withdraw more than the allowed withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).



Please note that basic withdrawal benefit and lifetime withdrawal benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.



If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").



The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").



If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   61

You should consider whether a SecureSource(SM) rider is appropriate for you because:



- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:



  (a) SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:



     (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contact); or



     (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.



     JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).



  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.



  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on



     (i) SINGLE LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change; or



     (ii) JOINT LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below).



     Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.



  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.



- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts and one-year fixed account (if included) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts or the one-year fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program.") You may make two elective model portfolio changes per contract year; we reserve the right to limit elective model portfolio changes if required to comply with the written instructions of a fund (see "Market Timing").



  You can allocate your contract value to any available model portfolio during the following times: (1) prior to your first withdrawal and (2) following a benefit reset as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your model portfolio to any available model portfolio.



  Immediately following a withdrawal your contract value will be reallocated to the target model portfolio as shown in your contract if your current model portfolio is more aggressive than the target model portfolio. This automatic reallocation is not included in the total number of allowed model changes per contract year and will not cause your rider fee to increase. The target model portfolio is currently the Moderate model. We reserve the right to change the target model portfolio to a model portfolio that is more aggressive than the current target model portfolio after 30 days written notice.



  After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your model portfolio to the target model portfolio or any model portfolio that is more conservative than the target model portfolio without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to a model portfolio that is more aggressive than the target model portfolio, your rider benefit will be reset as follows:



  (a) the total GBA will be reset to the lesser of its current value or the contract value; and



  (b) the total RBA will be reset to the lesser of its current value or the contract value; and


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  (c) the ALP, if established, will be reset to the lesser of its current value or:



     - SINGLE LIFE: 6%;



     - JOINT LIFE: 5.5%,



     of the contract value; and



  (d) the GBP will be recalculated as described below, based on the reset GBA and RBA; and



  (e) the RBP will be recalculated as the reset GBP less all prior withdrawals made during the current contract year, but not be less than zero; and



  (f) the RALP will be recalculated as the reset ALP less all prior withdrawals made during the current contract year, but not be less than zero.



  You may request to change your model portfolio by written request on an authorized form or by another method agreed to by us.



- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER YOUR CONTRACT: You may elect only the SecureSource(SM) - Single Life rider or the SecureSource(SM) - Joint Life rider. If you elect the SecureSource(SM) rider, you may not elect the Accumulation Protector Benefit(R) rider.



- NON-CANCELABLE: Once elected, the SecureSource(SM) rider may not be cancelled (except as provided under "Rider Termination" heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below). Dissolution of marriage does not terminate the SecureSource(SM) - Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource(SM) - Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only: Covered Spouses" below).



- JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
  Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal continuation provision of the contract upon the owner's death, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary. For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.



  If you select the SecureSource(SM) - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.



- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative additional purchase payments to $100,000.



- INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.



You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:



- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see
  "Taxes -- Nonqualified Annuities"). Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.



- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the guaranteed amount of withdrawal available under the rider and such withdrawals may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix L for additional information.


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- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, a SecureSource(SM) rider may be of limited value to you.



KEY TERMS AND PROVISIONS OF THE SECURESOURCE(SM) RIDER ARE DESCRIBED BELOW:



WITHDRAWAL: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any withdrawal charge.



WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.



GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative withdrawals guaranteed by the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.



THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:



- At contract issue -- the GBA is equal to the initial purchase payment.



- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.



- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.



- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.



- When you make a withdrawal at any time and the amount withdrawn is:



  (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.



  (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.



GBA EXCESS WITHDRAWAL PROCESSING



The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:



(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and



(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.



REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by the rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.



THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:



- At contract issue -- the RBA is equal to the initial purchase payment.



- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment).



- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.



- When you make a withdrawal at any time and the amount withdrawn is:



   (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.


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   (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE
       APPLIED TO THE RBA. Please note that if the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.



RBA EXCESS WITHDRAWAL PROCESSING



The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.



If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:



1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and



2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.



GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.



During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.



THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:



- At contract issue -- the GBP is established as 7% of the GBA value.



- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.



- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.



- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.



- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.



- When you make a withdrawal at any time and the amount withdrawn is:



   (a) less than or equal to the total RBP -- the GBP remains unchanged.



   (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.



REMAINING BENEFIT PAYMENT (RBP): The amount available for withdrawal for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.



THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:



- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.



- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.



- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.



- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

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- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.



- When you make any withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.



SINGLE LIFE ONLY: COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner or annuitant. If the owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant. A spousal continuation or a change of contract ownership may reduce the amount of the lifetime withdrawal benefit and may change the covered person.



JOINT LIFE ONLY: COVERED SPOUSES: The contract owner and his or her legally married spouse as defined under federal law, as named on the application and as shown in the contract for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.



ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA):



- SINGLE LIFE: The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 68.



- JOINT LIFE: The age of the younger covered spouse at which time the lifetime benefit is established.



ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP under the lifetime withdrawal benefit is at any time the amount available for withdrawals in each contract year after the waiting period until the later of:



- SINGLE LIFE: death; or



- JOINT LIFE: death of the last surviving covered spouse; or



- the RBA is reduced to zero.



The maximum ALP is:



- SINGLE LIFE: $300,000;



- JOINT LIFE: $275,000.



Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.



During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.



THE ALP IS DETERMINED AT THE FOLLOWING TIMES:



- SINGLE LIFE: The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 68 -- the ALP is established as 6% of the total RBA.



- JOINT LIFE: The ALP is established as 5.5% of the total RBA on the earliest of the following dates:



   (a) the rider effective date if the younger covered spouse has already reached age 68.



   (b) the rider anniversary on/following the date the younger covered spouse reaches age 68.



   (c) upon the first death of a covered spouse, then



     (1) the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 68; or



     (2) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 68; or



     (3) the rider anniversary on/following the date the surviving covered spouse reaches age 68.



   (d) Following dissolution of marriage of the covered spouses,



     (1) the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 68; or

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     (2) the rider anniversary on/following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 68.



- When you make additional purchase payments -- each additional purchase payment increases the ALP by:



   - SINGLE LIFE: 6%;



   - JOINT LIFE: 5.5%,



   of the amount of the purchase payment.



- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



- SINGLE LIFE: At spousal continuation or contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).



- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by:



   - SINGLE LIFE: 6%;



   - JOINT LIFE: 5.5%,



   The step up reversal will only happen once during the waiting period, when the first withdrawal is made.



- When you make a withdrawal at any time and the amount withdrawn is:



(a) less than or equal to the RALP -- the ALP remains unchanged.



(b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.



ALP EXCESS WITHDRAWAL PROCESSING



The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or



   - SINGLE LIFE: 6%;



   - JOINT LIFE: 5.5%,



of the contract value immediately following the withdrawal.



REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.



THE RALP IS DETERMINED AT THE FOLLOWING TIMES:



- The RALP is established at the same time as the ALP, and:



   (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to:



     - SINGLE LIFE: 6%;



     - JOINT LIFE: 5.5%,



     of purchase payments.



   (b) At any other time -- the RALP is established equal to the ALP less all prior withdrawals made in the contract year but not less than zero.



- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments, multiplied by:



   - SINGLE LIFE: 6%;



   - JOINT LIFE: 5.5%.



- At the beginning of any other contract year -- the RALP is set equal to ALP.



- When you make additional purchase payments -- each additional purchase payment increases the RALP by:



   - SINGLE LIFE: 6%;



   - JOINT LIFE: 5.5%,



   of the purchase payment amount.



- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



- When you make any withdrawal -- the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL


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  PROCESSING IS APPLIED and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.



REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and the RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP on the most recent rider anniversary will not be subject to excess withdrawal processing provided that the following conditions are met:



- The RMD is for your contract alone;



- The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and



- The RMD amount is otherwise based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.



RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.



Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above. See Appendix F for additional information.



STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment.



The annual step up may be available as described below, subject to the following rules:



- The annual step up is effective on the step up date.



- Only one step up is allowed each contract year.



- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.



- On any rider anniversary where the RBA or, if established, the ALP would increase and the application of the step up would not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.



- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary as long as either the contract value is greater than the total RBA or:



   - SINGLE LIFE: 6%;



   - JOINT LIFE: 5.5%,



   of the contract value is greater than the ALP, if established, on the step-up date. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.



- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.



- Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.



The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:



- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.



- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.



- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.



- The total RBP will be reset as follows:



   (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.



   (b) At any other time, the RBP will be reset to the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.


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 68  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

- The ALP will be reset to the greater of the ALP immediately prior to the step up date or:



   - SINGLE LIFE: 6%;



   - JOINT LIFE: 5.5%,



  of the contract value on the step up date.



- The RALP will be reset as follows:



   (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.



   (b) At any other time, the RALP will be reset to the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.



SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH:



SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource(SM) - Single Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate; if the covered person changes due to the spousal continuation the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:



- The GBA, RBA and GBP values remain unchanged.



- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.



- If the ALP has not yet been established and the new covered person has not yet reached age 68 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 68 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.



- If the ALP has not yet been established but the new covered person is age 68 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior withdrawals made in the current contract year, but not less than zero.



- If the ALP has been established but the new covered person has not yet reached age 68 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 68. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to the ALP.



- If the ALP has been established and the new covered person is age 68 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.



Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.



JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource(SM) - Joint Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate. The surviving covered spouse can name a new beneficiary, however, a new covered spouse cannot be added to the rider.



SPOUSAL CONTINUATION STEP UP: At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.



RULES FOR WITHDRAWAL PROVISION OF YOUR CONTRACT: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be made from the variable subaccounts, the one-year fixed account (if applicable) and the DCA fixed account in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be made.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   69

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:



1) The ALP has not yet been established and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:



   (a) receive the remaining schedule of GBPs until the RBA equals zero; or



   (b) SINGLE LIFE: wait until the rider anniversary following the date the covered person reaches age 68, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or



   (c) JOINT LIFE: wait until the rider anniversary following the date the younger covered spouse reaches age 68, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.



We will notify you of this option. If no election is made, the ALP will be paid.



2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:



   (a) the remaining schedule of GBPs until the RBA equals zero; or



   (b) SINGLE LIFE: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or.



   (c) JOINT LIFE: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.



We will notify you of this option. If no election is made, the ALP will be paid.



3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.



4) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:



   - SINGLE LIFE: covered person;



   - JOINT LIFE: last surviving covered spouse.



Under any of these scenarios:



- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;



- We will no longer accept additional purchase payments;



- You will no longer be charged for the rider;



- Any attached death benefit riders will terminate; and



- SINGLE LIFE: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.



- JOINT LIFE: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.



The SecureSource(SM) rider and the contract will terminate under either of the following two scenarios:



- If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract value.



- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.



AT DEATH:



SINGLE LIFE: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.



If the contract value equals zero and the death benefit becomes payable, the following will occur:



- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.



- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.



- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

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 70  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.



- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.



JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.



If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or
3) continue the contract under the spousal continuation provision of the contract above.



If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.



If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:



- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.



- If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.



- If the RBA equals zero, the benefit terminates. No further payments will be made.



CONTRACT OWNERSHIP CHANGE:



SINGLE LIFE: If the contract changes ownership (see "Changing Ownership"), the GBA, RBA, GBP, RBP values will remain unchanged. If the covered person changes dues to the ownership change, the ALP and RALP will be reset as follows:



- If the ALP has not yet been established and the new covered person has not yet reached age 68 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 68. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.



- If the ALP has not yet been established but the new covered person is age 68 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set to the ALP less all prior withdrawals made in the current contract year but not less than zero.



- If the ALP has been established but the new covered person has not yet reached age 68 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 68. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to equal the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.



- If the ALP has been established and the new covered person is age 68 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.



Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.



JOINT LIFE: Ownership changes are only allowed between the covered spouses or their revocable trust(s). No other ownership changes are allowed as long as the rider is in force.



GUARANTEED WITHDRAWAL BENEFIT ANNUITY OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource(SM) rider.



Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   71
but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").



This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the number of years it will take to deplete the RBA by paying the GBP each year is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.



This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.



RIDER TERMINATION



The SecureSource(SM) rider cannot be terminated either by you or us except as follows:



1. SINGLE LIFE: After the death benefit is payable the rider will terminate if:



   (a) any one other than your spouse continues the contract, or



   (b) your spouse does not use the spousal continuation provision of the contract to continue the contract.



2. JOINT LIFE: After the death benefit is payable the rider will terminate if:



   (a) any one other than a covered spouse continues the contract, or



   (b) a covered spouse does not use the spousal continuation provision of the contract to continue the contract.



3. Annuity payouts under an annuity payout plan will terminate the rider.



4. Termination of the contract for any reason will terminate the rider.



OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED


If you bought a contract before May 1, 2007 with an optional living benefit, please use the following table to review the disclosure that applies to the optional living benefit rider you purchased. If you are uncertain as to which optional living benefit rider you purchased, ask your investment professional, or contact us at the telephone number or address shown on the first page of this prospectus.


IF YOU PURCHASED               AND YOU SELECTED ONE OF THE               DISCLOSURE FOR THIS BENEFIT MAY BE
A CONTRACT(1)...               FOLLOWING OPTIONAL LIVING BENEFITS...     FOUND IN THE FOLLOWING SECTION:
Before June 20, 2005           Guarantor(R) Withdrawal Benefit ("Rider   Appendix I
                               B")
June 20, 2005 - June 18,       Guarantor(R) Withdrawal Benefit ("Rider   Appendix I
2006                           A")
June 19, 2006 - August 5,      Guarantor Withdrawal Benefit for          Appendix H
2007                           Life(R)
On or after August 6, 2007     SecureSource(SM)                          Optional Living Benefits -
                                                                         SecureSource(SM) Rider
Before May 1, 2007             Income Assurer Benefit(R)                 Appendix J



(1) These dates are approximate and will vary by state; your actual contract and any riders are the controlling documents. If you are uncertain which rider you have, please contact your investment professional or us.


THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date. If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The DCA fixed account is not available during this period.

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 72  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)


Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 3.5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 5.0% investment rate for the 3.5% Table A. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 3.5% assumed interest rate results in a lower initial payout, but later payouts will increase more quickly when annuity unit values rise and decrease more rapidly when they decline.


Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS


You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit(R) rider.


- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.


- PLAN B - LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN (under the Income Assurer Benefit(R) rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.



- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND (not available under the Income Assurer Benefit(R) rider): We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.


- PLAN D

  - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

  - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit(R) rider, you may elect a payout period of 20 years only). We will make payouts only


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   73
  for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit(R) rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present date. The discount rate we use in the calculation will vary between 5.90% and 7.85% depending on the applicable contract option and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.").



- GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH A SECURESOURCE(SM) RIDER, THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) OR GUARANTOR(R) WITHDRAWAL BENEFIT RIDERS): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- SecureSource(SM) Riders", "Appendix H: Guarantor Withdrawal Benefit for Life(R) Rider" or "Appendix I:
  Guarantor(R) Withdrawal Benefit Rider"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will generally meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES


Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay federal income tax until there is a distribution from the contract. Certain exceptions apply. We will send a tax information reporting form for any year in which we made a distribution according to our records.



NONQUALIFIED ANNUITIES



Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered


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 74  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS
investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")



WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.



You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.



WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.



ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.



PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:



- because of your death or in the event of nonnatural ownership, the death of the annuitant;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if it is allocable to an investment before Aug. 14, 1982; or



- if annuity payouts are made under immediate annuities as defined by the Code.



TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.



QUALIFIED ANNUITIES



Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.



When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   75

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age 70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.



WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;



In the below situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.



- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;



- the payout is a RMD as defined under the Code;



- the payout is made on account of an eligible hardship; or



- the payout is a corrective distribution.



Payments made to a surviving spouse instead of being directly rolled over to an IRA are subject to mandatory 20% income tax withholding.



State withholding also may be imposed on taxable distributions.



PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:



- because of your death;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);


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 76  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only); or



- to pay certain medical or education expenses (IRAs only).



DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.



ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.



OTHER



PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when surrendered or paid out.



SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.



We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.



IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.



RIVERSOURCE LIFE OF NY'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes and there is no withholding. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.



TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.


VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   77

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or


- in our judgment, the funds no longer are suitable (or no longer most suitable) for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.


We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).


In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. (RiverSource Distributors) serves as the principal underwriter for the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT


- Only securities broker-dealers ("selling firms") registered with the SEC and members of FINRA may sell the contract.


- The contracts are continuously being offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. We agree to pay the selling firm (or an affiliated insurance agency) for contracts its investment professionals sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

PAYMENTS WE MAKE TO SELLING FIRMS


- We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 7.00% each time a purchase payment is made. We may also pay ongoing trail commissions of up to 1.25% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.


- We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

- In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

  - sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

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 78  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

  - marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

  - providing service to contract owners; and

  - funding other events sponsored by a selling firm that may encourage the selling firm's investment professionals to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.

SOURCES OF PAYMENTS TO SELLING FIRMS

- We pay the commissions and other compensation described above from our assets.

- Our assets may include:

  - revenues we receive from fees and expenses we charge contract owners. These fees and expenses include Contract Owner Transaction Expenses (withdrawal charges), Annual Variable Account Expenses (mortality and expense risk fees and variable account administrative charge) and Other Annual Expenses (annual contract administrative charge and fees for optional riders) (see "Expense Summary"); and,

  - compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The Funds"); and

  - compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds"); and

  - revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

  - fees and expenses we collect from contract owners, including withdrawal charges; and,

  - fees and expenses charged by the underlying funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICTS OF INTEREST

Compensation Payment Arrangements with Selling Firms can potentially:

- give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

- cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

- cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO INVESTMENT PROFESSIONALS

- The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.

- To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professional are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER

RiverSource Life of NY issues the contracts. We are located at 20 Madison Avenue Extension, Albany, NY 12203 and are a wholly-owned subsidiary of RiverSource Life Insurance Company which is a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business in the state of New York. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   79

LEGAL PROCEEDINGS


RiverSource Life of NY is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.



RiverSource Life of NY is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life of NY believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


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 80  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

                                   APPENDICES

                  TABLE OF CONTENTS AND CROSS-REFERENCE TABLE


APPENDIX NAME                                         PAGE #    CROSS-REFERENCE                                            PAGE #
 Appendix A: Example -- Withdrawal Charges            p.   82   Charges -- Withdrawal Charges                              p.  40
 Appendix B: Example -- Death Benefits                p.   87   Benefits in Case of Death                                  p.  55
 Appendix C: Example -- Accumulation Protector                  Optional Benefits -- Accumulation Protector Benefit(R)
 Benefit(R) Rider                                     p.   88   Rider                                                      p.  57
 Appendix D: Example -- SecureSource(SM) Riders       p.   90   Optional Benefits -- SecureSource(SM) Riders               p.  60
 Appendix E: SecureSource(SM) Riders -- Additional              Optional Benefits -- SecureSource(SM) Riders
 RMD Disclosure                                       p.   94                                                              p.  60
 Appendix F: Purchase Payment Credits for Eligible              Buying Your Contract -- Purchase Payment Credits
 Contracts                                            p.   95                                                              p.  38
 Appendix G: Asset Allocation Program for Contracts             N/A
 Purchased Before June 19, 2006                       p.   96
 Appendix H: Guarantor Withdrawal Benefit for                   N/A
 Life(R) Rider Disclosure                             p.   97
 Appendix I: Guarantor(R) Withdrawal Benefit Rider              N/A
 Disclosure                                           p.  109
 Appendix J: Income Assurer Benefit(R) Riders         p.  117   N/A
 Appendix K: Condensed Financial Information                    Condensed Financial Information (Unaudited)
 (Unaudited)                                          p.  126                                                              p.  14


The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, DCA fixed account, and one-year fixed account and the fees and charges that apply to your contract.


The examples of death benefits and optional riders in appendices B through D and H through J include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   81

APPENDIX A: EXAMPLE -- WITHDRAWAL CHARGES

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling:


   - up to 10% of your prior anniversary's contract value or your contract's remaining benefit payment if you elected the Guarantor(R) Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.



   - up to 10% of your prior anniversary's contract value or the greater of your contract's remaining benefit payment or remaining annual lifetime payment if you elected a SecureSource(SM) rider or the Guarantor Withdrawal Benefit for Life(R) rider, and the greater of your RALP and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.


2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

       PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, the one-year fixed account or the DCA fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.

The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for a contract with a seven-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.



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 82  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

FULL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:



This is an example of how we calculate the withdrawal charge on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule and the following history:



ASSUMPTIONS:



- We receive a single $50,000 purchase payment;



- During the fourth contract year you withdraw the contract for its total value. The withdrawal charge percentage in the fourth year after a purchase payment 7.0%; and



- You have made no prior withdrawals.



WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

--------------------------------------------------------------------------------


                                                                       CONTRACT WITH GAIN   CONTRACT WITH LOSS
                            Contract value just prior to withdrawal:        60,000.00            40,000.00
                                Contract value on prior anniversary:        58,000.00            42,000.00

WE CALCULATE THE WITHDRAWAL CHARGE AS FOLLOWS:

STEP 1.    First, we determine the amount of earnings available in
           the contract at the time of withdrawal as:
                       Contract value just prior to withdrawal (CV):        60,000.00            40,000.00
                  Less purchase payments received and not previously
                                                  withdrawn (PPNPW):        50,000.00            50,000.00
                                                                           ----------           ----------
                  Earnings in the contract (but not less than zero):        10,000.00                 0.00

STEP 2.    Next, we determine the Total Free Amount (TFA) available
           in the contract as the greatest of the following values:
                                           Earnings in the contract:        10,000.00                 0.00
                      10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                                                           ----------           ----------
                                       TFA (but not less than zero):        10,000.00             4,200.00

STEP 3.    Next we determine ACV, the amount by which the contract
           value withdrawn exceeds earnings.
                                           Contract value withdrawn:        60,000.00            40,000.00
                                      Less earnings in the contract:        10,000.00                 0.00
                                                                           ----------           ----------
                                       ACV (but not less than zero):        50,000.00            40,000.00

STEP 4.    Next we determine XSF, the amount by which 10% of the
           prior anniversary's contract value exceeds earnings.
                      10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                      Less earnings in the contract:        10,000.00                 0.00
                                                                           ----------           ----------
                                       XSF (but not less than zero):             0.00             4,200.00

STEP 5. Now we can determine how much of the PPNPW is being withdrawn (PPW) as follows:

           PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

                                                   XSF from Step 4 =             0.00             4,200.00
                                                   ACV from Step 3 =        50,000.00            40,000.00
                                                    CV from Step 1 =        60,000.00            40,000.00
                                                   TFA from Step 2 =        10,000.00             4,200.00
                                                 PPNPW from Step 1 =        50,000.00            50,000.00
                                                                           ----------           ----------
                                                               PPW =        50,000.00            50,000.00


--------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   83

                                                                       CONTRACT WITH GAIN   CONTRACT WITH LOSS
STEP 6.    We then calculate the withdrawal charge as a percentage
           of PPW. Note that for a contract with a loss, PPW may be
           greater than the amount you request to withdraw:
                                                                PPW:        50,000.00            50,000.00
                                                           less XSF:             0.00             4,200.00
                                                                           ----------           ----------
                       amount of PPW subject to a withdrawal charge:        50,000.00            45,800.00
                           multiplied by the withdrawal charge rate:           X 7.0%               X 7.0%
                                                                           ----------           ----------
                                                  withdrawal charge:         3,500.00             3,206.00

STEP 7.    The dollar amount you will receive as a result of your
           full withdrawal is determined as:
                                           Contract value withdrawn:        60,000.00            40,000.00
                                                  WITHDRAWAL CHARGE:        (3,500.00)           (3,206.00)
                    Contract charge (assessed upon full withdrawal):           (40.00)              (40.00)
                                                                           ----------           ----------
                                       NET FULL WITHDRAWAL PROCEEDS:        56,460.00            36,754.00


--------------------------------------------------------------------------------

 84  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

PARTIAL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:



This is an example of how we calculate the withdrawal charge on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule and the following history:



ASSUMPTIONS:



- We receive a single $50,000 purchase payment;



- During the fourth contract year you request a net partial withdrawal of $15,000.00. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and



- You have made no prior withdrawals.



WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

--------------------------------------------------------------------------------


                                                                       CONTRACT WITH GAIN   CONTRACT WITH LOSS
                            Contract value just prior to withdrawal:        60,000.00            40,000.00
                                Contract value on prior anniversary:        58,000.00            42,000.00

We determine the amount of contract value that must be withdrawn in order for the net partial withdrawal proceeds to match the amount requested. We start with an estimate of the amount of contract value to withdraw and calculate the resulting withdrawal charge and net partial withdrawal proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to withdraw that generates the desired net partial withdrawal proceeds.

WE CALCULATE THE WITHDRAWAL CHARGE FOR EACH ESTIMATE AS FOLLOWS:
--------------------------------------------------------------------------------------------------------------

STEP 1.    First, we determine the amount of earnings available in
           the contract at the time of withdrawal as:
                       Contract value just prior to withdrawal (CV):        60,000.00            40,000.00
                  Less purchase payments received and not previously
                                                  withdrawn (PPNPW):        50,000.00            50,000.00
                                                                           ----------           ----------
                  Earnings in the contract (but not less than zero):        10,000.00                 0.00

STEP 2.    Next, we determine the Total Free Amount (TFA) available
           in the contract as the greatest of the following values:
                                           Earnings in the contract:        10,000.00                 0.00
                      10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                                                           ----------           ----------
                                       TFA (but not less than zero):        10,000.00             4,200.00

STEP 3.    Next we determine ACV, the amount by which the contract
           value withdrawn exceeds earnings.
           Contract value withdrawn:                                        15,376.34            16,062.31
                                      Less earnings in the contract:        10,000.00                 0.00
                                                                           ----------           ----------
                                       ACV (but not less than zero):         5,376.34            16,062.31

STEP 4.    Next we determine XSF, the amount by which 10% of the
           prior anniversary's contract value exceeds earnings.
                      10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                      Less earnings in the contract:        10,000.00                 0.00
                                                                           ----------           ----------
                                       XSF (but not less than zero):             0.00             4,200.00

STEP 5. Now we can determine how much of the PPNPW is being withdrawn (PPW) as follows:

           PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)
                                                   XSF from Step 4 =             0.00             4,200.00
                                                   ACV from Step 3 =         5,376.34            16,062.31
                                                    CV from Step 1 =        60,000.00            40,000.00
                                                   TFA from Step 2 =        10,000.00             4,200.00
                                                 PPNPW from Step 1 =        50,000.00            50,000.00
                                                                           ----------           ----------
                                                               PPW =         5,376.34            19,375.80


--------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   85

                                                                       CONTRACT WITH GAIN   CONTRACT WITH LOSS
STEP 6.    We then calculate the withdrawal charge as a percentage
           of PPW. Note that for a contract with a loss, PPW may be
           greater than the amount you request to withdraw:
                                                                PPW:         5,376.34            19,375.80
                                                           less XSF:             0.00             4,200.00
                                                                           ----------           ----------
                       amount of PPW subject to a withdrawal charge:         5,376.34            15,175.80
                           multiplied by the withdrawal charge rate:            X 7.0%               X 7.0%
                                                                           ----------           ----------
                                                  withdrawal charge:           376.34             1,062.31

STEP 7.    The dollar amount you will receive as a result of your
           partial withdrawal is determined as:
                                           Contract value withdrawn:        15,376.34            16,062.31
                                                  WITHDRAWAL CHARGE:          (376.34)           (1,062.31)
                                                                           ----------           ----------
                                    NET PARTIAL WITHDRAWAL PROCEEDS:        15,000.00            15,000.00


--------------------------------------------------------------------------------

 86  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

APPENDIX B: EXAMPLE -- DEATH BENEFITS


EXAMPLE -- ROP DEATH BENEFIT


ASSUMPTIONS:


- You purchase the contract with a payment of $20,000; and



- on the first contract anniversary you make an additional purchase payment of $5,000; and



- During the second contract year the contract value falls to $22,000 and you take a $1,500 (including withdrawal charge) partial withdrawal; and



- During third contract year the contract value grows to $23,000.



  WE CALCULATE THE ROP DEATH BENEFIT AS FOLLOWS:
  1. Contract value at death:                                                                 $23,000.00
                                                                                              ----------
  2. Purchase payments minus adjusted partial withdrawals:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,704.54
             $22,000                                                                          ----------
         for a death benefit of:                                                              $23,295.45
                                                                                              ----------


  THE ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO
  VALUES:                                                             $23,295.45

EXAMPLE -- MAV DEATH BENEFIT

ASSUMPTIONS:




- You purchase the contract with a payment of $25,000; and



- on the first contract anniversary the contract value grows to $26,000; and



- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 (including withdrawal charge) partial withdrawal, leaving a contract value of $20,500.





  WE CALCULATE THE MAV DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES, AS
  FOLLOWS:
  1. CONTRACT VALUE AT DEATH:                                                                 $20,500.00
                                                                                              ----------
  2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,704.55
             $22,000
                                                                                              ----------
         for a death benefit of:                                                              $23,295.45
                                                                                              ----------
  3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
         Greatest of your contract anniversary values:                                        $26,000.00
         plus purchase payments made since the prior anniversary:                                  +0.00
         minus the death benefit adjusted partial withdrawals, calculated as:
         $1,500 X $26,000
         ----------------  =                                                                   -1,772.73
             $22,000                                                                          ----------
         for a death benefit of:                                                              $24,227.27
                                                                                              ----------


  THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH
  IS THE MAV:                                                         $24,227.27

--------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   87

APPENDIX C: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT(R) RIDER


AUTOMATIC STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) in the second, third and seventh contract anniversaries. These increases occur because of the automatic step up feature of the rider. The automatic step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:

- You purchase a contract with a payment of $125,000; and

- you make no additional purchase payments to the contract; and

- you take partial withdrawals from the contract on the fifth and eighth contract anniversaries in the amounts of $2,000 and $5,000, respectively; and

- contract values increase or decrease according to the hypothetical assumed net rate of return; and

- you do not exercise the elective step up option available under the rider; and

- you do not change asset allocation models.

Based on these assumptions, the waiting period expires at the end of the 10th contract year. The rider then ends. On the benefit date the hypothetical assumed contract value is $108,118 and the MCAV is $136,513, so the contract value would be reset to equal the MCAV, or $136,513.

                                                                              MCAV       HYPOTHETICAL    HYPOTHETICAL
CONTRACT                                       PURCHASE                     ADJUSTED       ASSUMED         ASSUMED
DURATION                                      PAYMENTS &      PARTIAL       PARTIAL        NET RATE        CONTRACT
IN YEARS                                       CREDITS      WITHDRAWALS    WITHDRAWAL     OF RETURN         VALUE          MCAV
 At Issue                                      $125,000       $  N/A         $  N/A           N/A          $125,000      $125,000
 1                                                    0            0              0          12.0%          140,000       125,000
 2                                                    0            0              0          15.0%          161,000       128,800(2)
 3                                                    0            0              0           3.0%          165,830       132,664(2)
 4                                                    0            0              0          -8.0%          152,564       132,664
 5                                                    0        2,000          2,046         -15.0%          127,679       130,618
 6                                                    0            0              0          20.0%          153,215       130,618
 7                                                    0            0              0          15.0%          176,197       140,958(2)
 8                                                    0        5,000          4,444         -10.0%          153,577       136,513
 9                                                    0            0              0         -20.0%          122,862       136,513
 10(1)                                                0            0              0         -12.0%          108,118       136,513

(1)  The APB benefit date.
(2) These values indicate where the automatic step up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

- If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

- Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.

ELECTIVE STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) on the first, second, third and seventh contract anniversaries. These increases occur only if you exercise the elective step up option within 30 days following the contract anniversary. The contract value on the date we receive your written request to step up must be greater than the MCAV on that date. The elective step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:

- You purchase a contract with a payment of $125,000; and

- you make no additional purchase payments to the contract; and
--------------------------------------------------------------------------------

 88  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

- you take partial withdrawals from the contract on the fifth, eighth and thirteenth contract anniversaries in the amounts of $2,000, $5,000 and $7,500, respectively; and

- contract values increase or decrease according to the hypothetical assumed net rate of return; and,

- the elective step up is exercised on the first, second, third and seventh contract anniversaries; and

- you do not change model portfolios.

Based on these assumptions, the 10 year waiting period restarts each time you exercise the elective step up option (on the first, second, third and seventh contract anniversaries in this example). The waiting period expires at the end of the 10th contract year following the last exercise of the elective step up option. When the waiting period expires, the rider ends. On the benefit date the hypothetical assumed contract values is $99,198 and the MCAV is $160,117, so the contract value would be reset to equal the MCAV, or $160,117.

               YEARS                                        MCAV       HYPOTHETICAL    HYPOTHETICAL
CONTRACT    REMAINING IN     PURCHASE                     ADJUSTED       ASSUMED         ASSUMED
DURATION    THE WAITING     PAYMENTS &      PARTIAL       PARTIAL        NET RATE        CONTRACT
IN YEARS       PERIOD        CREDITS      WITHDRAWALS    WITHDRAWAL     OF RETURN         VALUE          MCAV
 At Issue        10          $125,000       $  N/A        $   N/A           N/A          $125,000      $125,000
 1               10(2)              0            0              0          12.0%          140,000       140,000(3)
 2               10(2)              0            0              0          15.0%          161,000       161,000(3)
 3               10(2)              0            0              0           3.0%          165,830       165,830(3)
 4                9                 0            0              0          -8.0%          152,564       165,830
 5                8                 0        2,000          2,558         -15.0%          127,679       163,272
 6                7                 0            0              0          20.0%          153,215       163,272
 7               10(2)              0            0              0          15.0%          176,197       176,197(3)
 8                9                 0        5,000          5,556         -10.0%          153,577       170,642
 9                8                 0            0              0         -20.0%          122,862       170,642
 10               7                 0            0              0         -12.0%          108,118       170,642
 11               6                 0            0              0           3.0%          111,362       170,642
 12               5                 0            0              0           4.0%          115,817       170,642
 13               4                 0        7,500         10,524           5.0%          114,107       160,117
 14               3                 0            0              0           6.0%          120,954       160,117
 15               2                 0            0              0          -5.0%          114,906       160,117
 16               1                 0            0              0         -11.0%          102,266       160,117
 17(1)            0                 0            0              0          -3.0%           99,198       160,117

(1)  The APB benefit date.
(2)  The waiting period restarts when the elective step up is exercised.
(3)  These values indicate when the elective step up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

- If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

- Exercising the elective step up provision may result in an increase in the charge that you pay for this rider.

- Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.

--------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   89

APPENDIX D: EXAMPLE -- SECURESOURCE(SM) RIDERS



EXAMPLE #1: SINGLE LIFE BENEFIT: COVERED PERSON HAS NOT REACHED AGE 68 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.



ASSUMPTIONS:



- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.



- You are the sole owner and also the annuitant. You are age 63.



- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.



- You elect the Moderate model portfolio at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive model portfolio. The target model portfolio under the contract is the Moderate model portfolio.


                                                    HYPOTHETICAL
CONTRACT                                              ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                 PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                 PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 0.5                           0         5,000          92,000       100,000      95,000     7,000     2,000
 1                             0             0          90,000        90,000(1)   90,000(1)  6,300     6,300
 2                             0             0          81,000        90,000      90,000     6,300     6,300
 5                             0             0          75,000        90,000      90,000     6,300     6,300
 5.5                           0         5,400          70,000        90,000      84,600     6,300       900
 6                             0             0          69,000        90,000      84,600     6,300     6,300
 6.5                           0         6,300          62,000        90,000      78,300     6,300         0
 7                             0             0          64,000        90,000      78,300     6,300     6,300
 7.5                           0        10,000          51,000        51,000(4)   51,000(4)  3,570         0
 8                             0             0          55,000        55,000      55,000     3,850     3,850


CONTRACT                 LIFETIME WITHDRAWAL BENEFIT
DURATION                 ---------------------------
IN YEARS                  ALP           RALP
 At Issue                $  N/A        $  N/A
 0.5                        N/A           N/A
 1                          N/A           N/A
 2                          N/A           N/A
 5                        5,400(2)      5,400(2)
 5.5                      5,400             0
 6                        5,400         5,400
 6.5                      3,720(3)          0
 7                        3,840         3,840
 7.5                      3,060(4)          0
 8                        3,300         3,300



At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation, contract ownership change, or model portfolio changes), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.



(1) Allocation to the Moderately Aggressive model portfolio during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP (if established) is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate model portfolio if you are invested more aggressively than the Moderate model portfolio.


(2) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 68 as 6% of the RBA.


(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


--------------------------------------------------------------------------------

 90  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

EXAMPLE #2: SINGLE LIFE BENEFIT: COVERED PERSON HAS REACHED 68 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.



ASSUMPTIONS:



- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.



- You are the sole owner and also the annuitant. You are age 68.



- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.



- Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider. Your spouse is over age 68 and is the new covered person.


                                                     HYPOTHETICAL
CONTRACT                                               ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                  PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                  PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                 $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 1                              0             0         105,000       105,000     105,000     7,350     7,000(1)
 2                              0             0         110,000       110,000     110,000     7,700     7,000(1)
 3                              0             0         110,000       110,000     110,000     7,700     7,700(2)
 3.5                            0         6,600         110,000       110,000     103,400     7,700     1,100
 4                              0             0         115,000       115,000     115,000     8,050     8,050
 4.5                            0         8,050         116,000       115,000     106,950     8,050         0
 5                              0             0         120,000       120,000     120,000     8,400     8,400
 5.5                            0        10,000         122,000       120,000(4)  110,000(4)  8,400         0
 6                              0             0         125,000       125,000     125,000     8,750     8,750
 6.5                            0             0         110,000       125,000     125,000     8,750     8,750
 7                              0             0         105,000       125,000     125,000     8,750     8,750


CONTRACT                  LIFETIME WITHDRAWAL BENEFIT
DURATION                  ---------------------------
IN YEARS                   ALP           RALP
 At Issue                 $6,000        $6,000
 1                         6,300         6,000(1)
 2                         6,600         6,000(1)
 3                         6,600         6,600(2)
 3.5                       6,600             0
 4                         6,900         6,900
 4.5                       6,900(3)          0
 5                         7,200         7,200
 5.5                       7,200(4)          0
 6                         7,500         7,500
 6.5                       6,600(5)      6,600(5)
 7                         6,600         6,600



At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, contract ownership change, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,600 each year until the later of your spouse's death or the RBA is reduced to zero.



(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.


(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.


(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


(5) At spousal continuation, the ALP is reset to the lesser of the prior ALP or 6% of the contract value and the RALP is reset to the ALP.


--------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   91

EXAMPLE #3: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS NOT REACHED 68 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.



ASSUMPTIONS:



- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.



- You are age 62 and your spouse is age 63.



- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 5.5% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.



- You elect the Moderate model portfolio at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive model portfolio. The target model portfolio under the contract is the Moderate model portfolio.



- Your death occurs after 9 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.


                                                    HYPOTHETICAL
CONTRACT                                              ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                 PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                 PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 0.5                           0         5,000          92,000       100,000      95,000     7,000     2,000
 1                             0             0          90,000        90,000(1)   90,000(1)  6,300     6,300
 2                             0             0          81,000        90,000      90,000     6,300     6,300
 6                             0             0          75,000        90,000      90,000     6,300     6,300
 6.5                           0         4,950          70,000        90,000      85,050     6,300     1,350
 7                             0             0          69,000        90,000      85,050     6,300     6,300
 7.5                           0         6,300          62,000        90,000      78,750     6,300         0
 8                             0             0          64,000        90,000      78,750     6,300     6,300
 8.5                           0        10,000          51,000        51,000(4)   51,000(4)  3,570         0
 9                             0             0          55,000        55,000      55,000     3,850     3,850
 9.5                           0             0          54,000        55,000      55,000     3,850     3,850
 10                            0             0          52,000        55,000      55,000     3,850     3,850


CONTRACT                 LIFETIME WITHDRAWAL BENEFIT
DURATION                 ---------------------------
IN YEARS                  ALP           RALP
 At Issue                $  N/A        $  N/A
 0.5                        N/A           N/A
 1                          N/A           N/A
 2                          N/A           N/A
 6                        4,950(2)      4,950(2)
 6.5                      4,950             0
 7                        4,950         4,950
 7.5                      3,410(3)          0
 8                        3,520         3,520
 8.5                      2,805(4)          0
 9                        3,025         3,025
 9.5                      3,025         3,025
 10                       3,025         3,025



At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,025 each year until the later of your spouse's death or the RBA is reduced to zero.



(1) Allocation to the Moderately Aggressive model portfolio during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or 5.5% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate model portfolio if you are invested more aggressively than the Moderate model portfolio.


(2) The ALP and RALP are established on the contract anniversary date following the date the younger covered spouse reaches age 68 as 5.5% of the RBA.


(3) The $6,300 withdrawal is greater than the $4,950 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 5.5% of the contract value following the withdrawal.


(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,520 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 5.5% of the contract value following the withdrawal.


--------------------------------------------------------------------------------

 92  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

EXAMPLE #4: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS REACHED 68 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.



ASSUMPTIONS:



- You purchase the contract with a payment of $100,000 and make no additional payments to the contract



- You are age 71 and your spouse is age 70.



- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 5.5% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.



- Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.


                                                     HYPOTHETICAL
                                                       ASSUMED               BASIC WITHDRAWAL BENEFIT
CONTRACT                  PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
DURATION                  PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At issue                 $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 1                              0             0         105,000       105,000     105,000     7,350     7,000(1)
 2                              0             0         110,000       110,000     110,000     7,700     7,000(1)
 3                              0             0         110,000       110,000     110,000     7,700     7,700(2)
 3.5                            0         6,050         110,000       110,000     103,950     7,700     1,650
 4                              0             0         115,000       115,000     115,000     8,050     8,050
 4.5                            0         8,050         116,000       115,000     106,950     8,050         0
 5                              0             0         120,000       120,000     120,000     8,400     8,400
 5.5                            0        10,000         122,000       120,000(4)  110,000(4)  8,400         0
 6                              0             0         125,000       125,000     125,000     8,750     8,750
 6.5                            0             0         110,000       125,000     125,000     8,750     8,750
 7                              0             0         105,000       125,000     125,000     8,750     8,750


                          LIFETIME WITHDRAWAL BENEFIT
CONTRACT                  ---------------------------
DURATION                   ALP           RALP
 At issue                 $5,500        $5,500
 1                         5,775         5,500(1)
 2                         6,050         5,500(1)
 3                         6,050         6,050(2)
 3.5                       6,050             0
 4                         6,325         6,325
 4.5                       6,325(3)          0
 5                         6,600         6,600
 5.5                       6,600(4)          0
 6                         6,875         6,875
 6.5                       6,875         6,875
 7                         6,875         6,875



At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,875 each year until the later of your spouse's death or the RBA is reduced to zero.



(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.


(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.


(3) The $8,050 withdrawal is greater than the $6,325 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 5.5% of the contract value following the withdrawal.


(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $6,600 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 5.5% of the contract value following the withdrawal.


--------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   93

APPENDIX E: SECURESOURCE(SM) RIDERS -- ADDITIONAL RMD DISCLOSURE



This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under a SecureSource(SM) rider to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days' written notice to you.



For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:



(1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,



    - Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.



    - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.



    - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.



    - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the SecureSource(SM) rider.



(2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,



    - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.



    - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.



    - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.



    - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource()(SM) rider.



(3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,



    - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.



    - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.



The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:



(1) determined by us each calendar year;



(2) based solely on the value of the contract to which the SecureSource(SM) rider is attached as of the date we make the determination;



(3) based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and



(4) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:



     1. an individual retirement annuity (Section 408(b));



     2. a Roth individual retirement account (Section 408A);



     3. a SIMPLE IRA (Section 408(p));



     4. a Simplified Employee Pension plan (Section 408(k));



     5. custodial and investment only plans (Section 401(a));



     6. a tax-sheltered annuity rollover (Section 403(b)).



In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your SecureSource(SM) rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.



In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.



Please consult your tax advisor about the impact of these rules prior to purchasing the SecureSource(SM) riders.

--------------------------------------------------------------------------------

 94  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

APPENDIX F: PURCHASE PAYMENT CREDITS FOR ELIGIBLE CONTRACTS

Contracts with a seven-year withdrawal charge schedule purchased before June 19, 2006 will receive a purchase payment credit for any purchase payment made to the contract.

We apply a credit to your contract of 1% of your current purchase payment. We apply this credit immediately. We allocate the credit to the one-year fixed account and the subaccounts in the same proportions as your purchase payment.

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

--------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   95

APPENDIX G: ASSET ALLOCATION PROGRAM FOR CONTRACTS PURCHASED BEFORE JUNE 19,
2006

ASSET ALLOCATION PROGRAM


For contracts purchased before June 19, 2006, we offered an asset allocation program called Portfolio Navigator. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit(R) rider, Guarantor(R) Withdrawal Benefit rider or Income Assurer Benefit(R) rider, you are required to participate in the asset allocation program under the terms of the rider.


This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include the one-year fixed account (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts and/or the one-year fixed account that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts and/or one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Under the asset allocation program, the subaccounts and/or the one-year fixed account (if included) that make up the model portfolio you selected and the allocation percentages to those subaccounts and/or the one-year fixed account (if included) will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

- reallocate your current model portfolio to an updated version of your current model portfolio; or

- substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days' written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.

--------------------------------------------------------------------------------

 96  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

APPENDIX H: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER -- DISCLOSURE



GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER



The Guarantor Withdrawal Benefit for Life(R) rider is an optional benefit that you may select for an additional annual charge if(1):



- you purchase your contract on or after June 19, 2006; and



- you and the annuitant are 80 or younger on the date the contract is issued.



(1) The Guarantor Withdrawal Benefit for Life(R) rider is not available under an inherited qualified annuity.



You must elect the Guarantor Withdrawal Benefit for Life(R) rider when you purchase your contract. The rider effective date will be the contract issue date.



The Guarantor Withdrawal Benefit for Life(R) rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see "At Death" heading below) -- even if the contract value is zero.



Your contract provides for annuity payments to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract -- Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payments begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payments begin.



The Guarantor Withdrawal Benefit for Life(R) rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.



Under the terms of the Guarantor Withdrawal Benefit for Life(R) rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:



(1) The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)," "Remaining Benefit Payment (RBP)," "Guaranteed Benefit Amount (GBA)," and "Remaining Benefit Amount (RBA)." See these headings below for more information.



(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see "At Death" heading below) or until the RBA [under the basic withdrawal benefit] is reduced to zero. Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment
    (ALP)," "Remaining Annual Lifetime Payment (RALP)," "Covered Person," and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.



Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 68, or the rider effective date if the covered person is age 68 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below).



Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life(R) rider guarantees that you may take the following partial withdrawal amounts each contract year:



- After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;



- During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;



- After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;


--------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   97

- During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year;



If you withdraw less than allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).



If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below). Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the lifetime withdrawal benefit only, or both.



If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").



The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").



If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the third rider anniversary. You may take withdrawals after the waiting period without reversal of prior step ups.



You should consider whether the Guarantor Withdrawal Benefit for Life(R) rider is appropriate for you because:



- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:



  (a)Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:



     (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract); or



     (ii)The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.



  (b)Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.



  (c)When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below). Unless there has been a spousal continuation or ownership change, any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.



  (d)Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life(R) rider will terminate.



- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts and the one-year fixed account (if included) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts or the one-year fixed account (if included) that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your
  Contract -- Portfolio Navigator Asset Allocation Program.") Subject to state restrictions, we


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  reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make.



- LIMITATIONS ON PURCHASE PAYMENTS: We may also restrict cumulative additional purchase payments to $100,000.



- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit for Life(R) rider, you may not elect the Accumulation Protector Benefit(R) rider.



- NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit for Life(R) rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.



- INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.



You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.



- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see "Taxes -- Nonqualified Annuities"). Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income.



- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the guaranteed amount of withdrawal available under the rider and such withdrawals may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. Additionally, RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.



  For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:



  (1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,



     - Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.



     - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.



     - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.



     - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life(R) rider.



  (2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,



     - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.



     - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.



     - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.



     - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life(R) rider.


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  (3) If the ALP is established on a policy anniversary where your current
      ALERMDA is greater than the new RALP,



     - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.



     - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.



  The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:



  (1) determined by us each calendar year;



  (2) based solely on the value of the contract to which the Guarantor Withdrawal Benefit for Life(R) rider is attached as of the date we make the determination; and



  (3) is otherwise based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:



     1. an individual retirement annuity (Section 408(b));



     2. a Roth individual retirement account (Section 408A);



     3. a Simplified Employee Pension plan (Section 408(k));



     4. a tax-sheltered annuity rollover (Section 403(b)).



  We reserve the right to modify this administrative practice at any time and will give you 30 days' written notice of any such change.



  In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life(R) rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.



  In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.



- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, the Guarantor Withdrawal Benefit for Life(R) rider may be of limited value to you.



KEY TERMS AND PROVISIONS OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER ARE DESCRIBED BELOW:



PARTIAL WITHDRAWALS: A withdrawal of an amount that does not result in a full withdrawal of the contract. The partial withdrawal amount is a gross amount and will include any withdrawal charge.



WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.



GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.



The GBA is determined at the following times, calculated as described:



- At contract issue -- the GBA is equal to the initial purchase payment.



- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.



- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.



- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.



- When you make a partial withdrawal at any time and the amount withdrawn is:



   (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

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   (b)is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE
      APPLIED TO THE GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.



GBA EXCESS WITHDRAWAL PROCESSING



The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:



(a)is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and



(b)is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.



REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.



The RBA is determined at the following times, calculated as described:



- At contract issue -- the RBA is equal to the initial purchase payment.



- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment).



- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.



- When you make a partial withdrawal at any time and the amount withdrawn is:



   (a)less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.



   (b)is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.



RBA EXCESS WITHDRAWAL PROCESSING



The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.



If there have been multiple purchase payments, both the total RBA and the each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:



1.The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and



2.The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.



GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.



During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.



The GBP is determined at the following times, calculated as described:



- At contract issue -- the GBP is established as 7% of the GBA value.



- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.


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- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.



- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.



- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.



- When you make a partial withdrawal at any time and the amount withdrawn is:



   (a)less than or equal to the total RBP -- the GBP remains unchanged.



   (b)is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, these excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.



REMAINING BENEFIT PAYMENT (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount maybe less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.



The RBP is determined at the following times, calculated as described:



- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.



- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.



- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.



- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).



- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.



- When you make any partial withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCEDURES AND RBA EXCESS WITHDRAWAL PROCESSING IS APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.



COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The Covered Person is the oldest contract owner or annuitant. The covered person may change during the contract's life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.



ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date following the date the covered person reaches age 68.



ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see "At Death" heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.



During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.


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THE ALP IS DETERMINED AT THE FOLLOWING TIMES:



- The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 68 -- the ALP is established as 6% of the total RBA.



- When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.



- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



- At contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).



- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.



- When you make a partial withdrawal at any time and the amount withdrawn is:



   (a)less than or equal to the RALP -- the ALP remains unchanged.



   (b)is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.



ALP EXCESS WITHDRAWAL PROCESSING



The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.



REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not effect and the RALP is zero.



THE RALP IS DETERMINED AT THE FOLLOWING TIMES:



- The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 68, and:



   (a)During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments.



   (b)At any other time -- the RALP is established equal to the ALP.



- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments, multiplied by 6%.



- At the beginning of any other contract year -- the RALP is set equal to ALP.



- When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the amount of the purchase payment.



- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



- When you make a partial withdrawal -- the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCEDURES ARE APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.



REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from this contract and the RMD calculated separately for this contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP will not be subject to excess withdrawal processing provided that the following conditions are met:



- The RMD is the life expectancy RMD for this contract alone, and



- The RMD amount is based on the requirements of the Code section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of this rider.



RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.



Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above.



STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).


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ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.



The annual step up is subject to the following rules:



- The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.



- Only one step up is allowed each contract year.



- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.



- If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.



- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the after close of business, the step up date will be the next valuation day.



- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.



- Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP or RALP do not step up.



The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:



- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.



- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.



- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.



- The total RBP will be reset as follows:



   (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.



   (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.



- The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.



- The RALP will be reset as follows:



   (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.



   (b) At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.



SPOUSAL OPTION TO CONTINUE THE CONTRACT: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life(R) rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:



- The GBA, RBA, and GBP values remain unchanged.



- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.



- If the ALP has not yet been established and the new covered person has not yet reached age 68 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 68 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.



- If the ALP has not yet been established but the new covered person is age 68 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but will not be less than zero.



- If the ALP has been established but the new covered person has not yet reached age 68 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending


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 104  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS
  with the contract anniversary following the date the covered person reaches age 68. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.



- If the ALP has been established and the new covered person is age 68 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less any withdrawals made in the contract year, but not less than zero.



Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.



SPOUSAL CONTINUATION STEP UP: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or their investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse's request to step up. If the request is received after the after close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.



The spousal continuation step up is subject to the following rules:



- If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.



It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.



At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.



IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:



1) The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:



   (a) receive the remaining schedule of GBPs until the RBA equals zero; or



   (b) wait until the rider anniversary on/following the date the covered person reaches age 68, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.



   We will notify you of this option. If no election is made, the ALP will be paid.



2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to the RALP. In this scenario, you can choose to receive:



   (a) the remaining schedule of GBPs until the RBA equals zero; or



   (b) the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.



   We will notify you of this option. If no election is made, the ALP will be paid.



3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.



4) The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.



Under any of these scenarios:



- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;



- We will no longer accept additional purchase payments;



- You will no longer be charged for the rider;



- Any attached death benefit riders will terminate; and



- The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.



The Guarantor Withdrawal Benefit for Life(R) rider and the contract will terminate under either of the following two scenarios:



- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP and the RBP. This is full withdrawal of the contract.


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


- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.



AT DEATH: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see "Benefits in Case of Death") or the annuity payout option (see "Guaranteed Withdrawal Benefit Annuity Payout Option" heading below).



If the contract value equals zero and the death benefit becomes payable, the following will occur:



- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.



- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.



- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.



- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.



- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.



CONTRACT OWNERSHIP CHANGE: If the contract changes ownership (see "Changing Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset as follows:



- If the ALP has not yet been established and the new covered person has not yet reached age 68 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 68. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payment multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.



- If the ALP has not yet been established but the new covered person is age 68 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.



- If the ALP has been established but the new covered person has not yet reached age 68 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 68. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.



- If the ALP has been established and the new covered person is age 68 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.



Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.



GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life(R) rider.



Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").



This option may not be available if the contract is issued to qualify under
Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.


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 106  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.



RIDER TERMINATION



The Guarantor Withdrawal Benefit for Life(R) rider cannot be terminated either by you or us except as follows:



1. Annuity payouts under an annuity payout plan will terminate the rider.



2. Termination of the contract for any reason will terminate the rider.



EXAMPLES OF GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R)



EXAMPLE #1: COVERED PERSON HAS NOT REACHED AGE 68 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.



ASSUMPTIONS:



- You purchase the contract with a payment of $100,000.



- You are the sole owner and also the annuitant. Your age is 63.



- You make no additional payments to the contract.



- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


                                                     HYPOTHETICAL
CONTRACT                                               ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                  PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                  PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                 $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 0.5                            0         7,000          92,000       100,000      93,000     7,000         0
 1                              0             0          91,000       100,000      93,000     7,000     7,000
 1.5                            0         7,000          83,000       100,000      86,000     7,000         0
 2                              0             0          81,000       100,000      86,000     7,000     7,000
 5                              0             0          75,000       100,000      86,000     7,000     7,000
 5.5                            0         5,160          70,000       100,000      80,840     7,000     1,840
 6                              0             0          69,000       100,000      80,840     7,000     7,000
 6.5                            0         7,000          62,000       100,000      73,840     7,000         0
 7                              0             0          70,000       100,000      73,840     7,000     7,000
 7.5                            0        10,000          51,000        51,000(3)   51,000(3)  3,570         0
 8                              0             0          55,000        55,000      55,000     3,850     3,850


CONTRACT                  LIFETIME WITHDRAWAL BENEFIT
DURATION                  ----------------------------
IN YEARS                     ALP               RALP
 At Issue                   $  N/A            $  N/A
 0.5                           N/A               N/A
 1                             N/A               N/A
 1.5                           N/A               N/A
 2                             N/A               N/A
 5                           5,160(1)          5,160(1)
 5.5                         5,160                 0
 6                           5,160             5,160
 6.5                         3,720(2)              0
 7                           4,200             4,200
 7.5                         3,060(3)              0
 8                           3,300             3,300



At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.



(1) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 68.


(2) The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


(3) The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


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


EXAMPLE #2: COVERED PERSON HAS REACHED 68 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.



ASSUMPTIONS:



- You purchase the contract with a payment of $100,000.



- You are the sole owner and also the annuitant. You are age 68.



- You make no additional payments to the contract.



- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


                                                     HYPOTHETICAL
CONTRACT                                               ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                  PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                  PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                 $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 1                              0             0         105,000       105,000     105,000     7,350     7,000(1)
 2                              0             0         110,000       110,000     110,000     7,700     7,000(1)
 3                              0             0         110,000       110,000     110,000     7,700     7,700(2)
 3.5                            0         6,600         110,000       110,000     103,400     7,700     1,100
 4                              0             0         115,000       115,000     115,000     8,050     8,050
 4.5                            0         8,050         116,000       115,000     106,950     8,050         0
 5                              0             0         120,000       120,000     120,000     8,400     8,400
 5.5                            0        10,000         122,000       120,000(4)  110,000(4)  8,400         0
 6                              0             0         125,000       125,000     125,000     8,750     8,750


CONTRACT                  LIFETIME WITHDRAWAL BENEFIT
DURATION                  ----------------------------
IN YEARS                     ALP               RALP
 At Issue                   $6,000            $6,000
 1                           6,300             6,000(1)
 2                           6,600             6,000(1)
 3                           6,600             6,600(2)
 3.5                         6,600                 0
 4                           6,900             6,900
 4.5                         6,900(3)              0
 5                           7,200             7,200
 5.5                         7,200(4)              0
 6                           7,500             7,500



At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.



(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.


(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.


(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


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


APPENDIX I: GUARANTOR(R) WITHDRAWAL BENEFIT RIDER DISCLOSURE



GUARANTOR(R) WITHDRAWAL BENEFIT RIDER



We have offered two versions of the Guarantor(R) Withdrawal Benefit that have been referred to in previous disclosure as Rider A and Rider B. The description of the Guarantor(R) Withdrawal Benefit in this section applies to both Rider A and Rider B, unless noted otherwise. These riders are no longer available for purchase.



The Guarantor(R) Withdrawal Benefit is an optional benefit that was offered for an additional annual charge if(1):


RIDER A

- you purchase your contract on or after June 20, 2005 and prior to June 19, 2006; and

- you and the annuitant were 79 or younger on the date the contract was issued.

RIDER B

- you purchased your contract prior to June 20, 2005;

- you and the annuitant were 79 or younger on the date the contract was issued.


(1) The Guarantor(R) Withdrawal Benefit is not available under an inherited qualified annuity.



You must elect the Guarantor(R) Withdrawal Benefit rider when you purchase your contract (original rider). The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.



We will offer you the option of replacing the original rider with a new Guarantor(R) Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.



The Guarantor(R) Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.


If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

- withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

- the guaranteed benefit amount will be adjusted as described below; and

- the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges -- Withdrawal Charge"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").


Once elected, the Guarantor(R) Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor(R) Withdrawal Benefit rider, you may not select an Income Assurer Benefit(R) rider or the Accumulation Protector Benefit(R) rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").



You should consider whether the Guarantor(R) Withdrawal Benefit is appropriate for you because:


- USE OF ASSET ALLOCATION PROGRAM REQUIRED: You must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after June 19, 2006 (see "Making the Most of Your
  Contract -- Portfolio Navigator Asset Allocation Program"). The Portfolio

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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   109

  Navigator program and the asset allocation program limit your choice of subaccounts and one-year fixed account to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts or the one-year fixed account that are available under the contract to contract owners who do not elect this rider;


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Withdrawal Provisions"). Therefore, the Guarantor(R) Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;


- LIMITATIONS ON PURCHASE PAYMENTS: We limit the cumulative amount of additional purchase payments to $100,000.


- NON-CANCELABLE: Once elected, the Guarantor(R) Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.


- INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.

You should consult your tax advisor if you have any questions about the use of this rider in your tax situation:

- TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal.

  For owners subject to RMD rules under Section 401(a)(9), our current administrative practice under both the original and enhanced rider is to allow amounts you withdraw to satisfy these rules without applying prompt excess withdrawal processing under the terms of the rider, subject to the following rules:

  (1) If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.

  (2) Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

  (3) Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.


  (4) Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor(R) Withdrawal Benefit rider.


  The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

  (1) determined by us each calendar year;


  (2) based solely on the value of the contract to which the Guarantor(R) Withdrawal Benefit rider is attached as of the date we make the determination; and


  (3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:

     1. an individual retirement annuity (Section 408(b));

     2. a Roth individual retirement account (Section 408A);

     3. a Simplified Employee Pension plan (Section 408(k));

     4. a tax-sheltered annuity rollover (Section 403(b)).


  We reserve the right to modify our administrative practice described above and will give you 30 days' written notice of any such change.



  In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor(R) Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your


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 110  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

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  RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.

  RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

  In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT

The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES:

- At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:


  (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;



  (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:



  (c) under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:


GBA EXCESS WITHDRAWAL PROCEDURE

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT

The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES:

- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

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- When you make a partial withdrawal:


   (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;



   (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;



   (c) under the original rider after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;


RBA EXCESS WITHDRAWAL PROCEDURE

The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT

Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

RIDER A: Under the original rider, the GBP is equal to 7% of the GBA. Under the enhanced rider, the GBP is the lesser of (a) 7% of the GBA, or (b) the RBA. Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

RIDER B: Under both the original and enhanced riders, the GBP is the lesser of
(a) 7% of the GBA; or (b) the RBA. If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT

Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)

You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

- if you do not take any withdrawals during the first three contract years, you may step up annually beginning with the first contract anniversary;

- if you take any withdrawals during the first three contract years, the annual elective step up will not be available until the third contract anniversary;

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 112  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

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- if you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

- you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

RIDER A: You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the valuation date we receive your written request to step up.

- The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

RIDER B: You may only step up if your contract anniversary value is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the contract anniversary.

- The RBA will be increased to an amount equal to the contract anniversary value.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract anniversary value.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)

Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

- If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the first three contract years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

The annual step up will be determined as follows:

- The RBA will be increased to an amount equal to the contract value on the step up date.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

- The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   113

- The RBP will be reset as follows:

   (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

   (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but not less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP

If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

RIDER A: A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

RIDER B: A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up. Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION


Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(R) Withdrawal Benefit.


Under this option the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

- you will be paid according to the annuity payout option described above;

- we will no longer accept additional purchase payments;

- you will no longer be charged for the rider;

- any attached death benefit riders will terminate; and

- the death benefit becomes the remaining payments under the annuity payout option described above.


If the contract value falls to zero and the RBA is depleted, the Guarantor(R) Withdrawal Benefit rider and the contract will terminate.


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 114  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

EXAMPLE OF THE GUARANTOR(R) WITHDRAWAL BENEFIT (APPLIES TO RIDER A AND RIDER B)


ASSUMPTION:


- You purchase the contract with a payment of $100,000.



  The Guaranteed Benefit Amount (GBA) equals your purchase
  payment:                                                     $100,000
  The Guaranteed Benefit Payment (GBP) equals 7% of your
  GBA:
     0.07 X $100,000 =                                         $  7,000
  The Remaining Benefit Amount (RBA) equals your purchase
  payment:                                                     $100,000
  On the first contract anniversary the contract value grows to $110,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                  $110,000
  The GBA equals 100% of your contract value:                  $110,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 X $110,000 =                                         $  7,700
  During the fourth contract year you decide to take a
  partial withdrawal of $7,700.
  You took a partial withdrawal equal to your GBP, so your
  RBA equals the prior RBA less the amount of the partial
  withdrawal:
     $110,000 - $7,700 =                                       $102,300
  The GBA equals the GBA immediately prior to the partial
  withdrawal:                                                  $110,000
  The GBP equals 7% of your GBA:
     0.07 X $110,000 =                                         $  7,700
  On the fourth contract anniversary you make an additional
  purchase payment of $50,000.
  The new RBA for the contract is equal to your prior RBA
  plus 100% of the additional purchase payment:
     $102,300 + $50,000 =                                      $152,300
  The new GBA for the contract is equal to your prior GBA
  plus 100% of the additional purchase payment:
     $110,000 + $50,000 =                                      $160,000
  The new GBP for the contract is equal to your prior GBP
  plus 7% of the additional purchase payment:
     $7,700 + $3,500 =                                         $ 11,200
  On the fifth contract anniversary your contract value
  grows to $200,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                  $200,000
  The GBA equals 100% of your contract value:                  $200,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 X $200,000 =                                         $ 14,000
  During the seventh contract year your contract value grows to $230,000. You decide to take a partial withdrawal of
  $20,000. You took more than your GBP of $14,000 so your
  RBA gets reset to the lesser of:
     (1) your contract value immediately following the
        partial withdrawal;
         $230,000 - $20,000 =                                  $210,000
         OR
     (2) your prior RBA less the amount of the partial
        withdrawal.
         $200,000 - $20,000 =                                  $180,000
  Reset RBA = lesser of (1) or (2) =                           $180,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA                                        $200,000
         OR
     (2) your contract value immediately following the
        partial withdrawal;
         $230,000 - $20,000 =                                  $210,000
  Reset GBA = lesser of (1) or (2) =                           $200,000
  The Reset GBP is equal to 7% of your Reset GBA:
         0.07 X $200,000 =                                     $ 14,000


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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   115

  During the eighth contract year your contract value falls
  to $175,000. You decide to take a partial withdrawal of
  $25,000. You took more than your GBP of $14,000 so your
  RBA gets reset to the lesser of:
     (1) your contract value immediately following the
        partial withdrawal;
         $175,000 - $25,000 =                                  $150,000
         OR
     (2) your prior RBA less the amount of the partial
        withdrawal.
         $180,000 - $25,000 =                                  $155,000
  Reset RBA = lesser of (1) or (2) =                           $150,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA;                                       $200,000
         OR
     (2) your contract value immediately following the
        partial withdrawal;
         $175,000 - $25,000 =                                  $150,000
  Reset GBA = lesser of (1) or (2) =                           $150,000
  The Reset GBP is equal to 7% of your Reset GBA:
         0.07 X $150,000 =                                     $ 10,500


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 116  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

APPENDIX J: INCOME ASSURER BENEFIT(R) RIDERS



INCOME ASSURER BENEFIT(R) RIDERS



The following three optional Income Assurer Benefit(R) riders were available under your contract if you purchased your contract prior to May 1, 2007. These riders are no longer available for purchase.



- Income Assurer Benefit(R) - MAV;



- Income Assurer Benefit(R) - 5% Accumulation Benefit Base; or



- Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base.



The Income Assurer Benefit(R) riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.



The general information in this section applies to each Income Assurer Benefit(R) rider.



HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFIT(R) RIDERS IN THE SECTIONS BELOW:



GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(R) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit(R). Your annuitization payout will never be less than that provided by your contract value.



EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under contract data and will include the RiverSource Variable Portfolio - Cash Management Fund and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit(R) - 5% Accumulation Benefit Base and the Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base.


EXCLUDED PAYMENTS: These are purchase payments and any purchase payment credits paid in the last five years before exercise of the benefit which we will exclude from the calculation of the guaranteed income benefit base whenever they equal $50,000 or more, or if they equal 25% or more of total purchase payments and any purchase payment credits.

PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

(a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges) to the contract value on the date of (but prior to) the partial withdrawal; and

(b) is the benefit on the date of (but prior to) the partial withdrawal.


PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as Excluded Investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit(R) - 5% Accumulation Benefit Base and the Income Assurer
Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base.



WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. The 10-year waiting period will be restarted if you elect to change your model portfolio to one that causes the rider charge to increase more than 0.20% whenever the remaining waiting period just prior to the change is less than three years (see "Charges -- Income Assurer Benefit(R)").



THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER
BENEFIT(R):


EXERCISING THE RIDER

Rider exercise conditions are:


- you may only exercise the Income Assurer Benefit(R) rider within 30 days after any contract anniversary following the expiration of the waiting period;


--------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   117

- the annuitant on the retirement date must be between 50 to 86 years old; and

- you can only take an annuity payment in one of the following annuity payout plans:

  Plan A -- Life Annuity - No Refund;

  Plan B -- Life Annuity with Ten or Twenty Years Certain;


  Plan D -- Joint and Last Survivor Life Annuity - No Refund; Joint and Last
            Survivor Life Annuity with Twenty Years Certain; or


  Plan E -- Twenty Years Certain.


After the expiration of the waiting period, the Income Assurer Benefit(R) rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.


If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. EXCEPTION: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

- If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

- If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate for contracts purchased on or after June 19, 2006.(1) These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables"). Your annuity payouts remain fixed for the lifetime of the annuity payout period.


First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:





 Pt-1 (1 + I)
 ------------    = Pt
     1.05



Pt-1   = prior annuity payout
Pt     = current annuity payout
i      = annualized subaccount performance



Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.



(1) For all other contracts, the guaranteed annuity purchase rates are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate.


TERMINATING THE RIDER

Rider termination conditions are:

- you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

- you may terminate the rider any time after the expiration of the waiting period;

- the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and


- the rider will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.



* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(R) rider before this time, your benefits will continue according to the annuity payout plan you have selected.


--------------------------------------------------------------------------------

 118  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT(R) RIDERS DESCRIBED BELOW:



INCOME ASSURER BENEFIT(R) - MAV



The guaranteed income benefit base for the Income Assurer Benefit(R) - MAV is the greater of these three values:


     1. contract value; or

     2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

     3. the maximum anniversary value.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

  (a) current contract value; or

  (b) total payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.


IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:


     1. contract value less the market value adjusted excluded payments; or

     2. total purchase payments plus any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

     3. the MAV, less market value adjusted excluded payments.

MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and any purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, any credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.


INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE



The guaranteed income benefit base for the Income Assurer Benefit(R) - 5% Accumulation Benefit Base is the greater of these three values:


     1. contract value; or

     2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

     3. the 5% variable account floor.


5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit(R) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.


The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

- the total purchase payments and any purchase payment credits made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

- an amount equal to 5% of your initial purchase payment and any purchase payment credit allocated to the protected investment options.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and any purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

--------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   119

The amount of purchase payment and any purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

  (a) is the amount of purchase payment and any purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

  (b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

  (a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

  (b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

  (c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].

WHEN WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

     1. contract value less the market value adjusted excluded payments (described above); or

     2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

     3. the 5% variable account floor, less 5% adjusted excluded payments.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and any credit accumulated at 5% for the number of full contract years they have been in the contract.


INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE



The guaranteed income benefit base for the Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:


     1. the contract value;

     2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;

     3. the MAV (described above); or

     4. the 5% variable account floor (described above).

WHEN WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:

     1. contract value less the market value adjusted excluded payments (described above);

     2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;

     3. the MAV, less market value adjusted excluded payments (described above); or

     4. the 5% Variable Account Floor, less 5% adjusted excluded payments (described above).

--------------------------------------------------------------------------------

 120  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

EXAMPLES OF THE INCOME ASSURER BENEFIT(R) RIDERS



The purpose of these following examples is to illustrate the operation of the Income Assurer Benefit(R) Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "protected investment options") and the fees and charges that apply to your contract.


For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.


Remember that the riders require you to choose a Portfolio Navigator asset allocation model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some Portfolio Navigator model portfolios include protected investment options and excluded investment options (RiverSource Variable Portfolio - Cash Management Fund, and if available under the contract, the one-year fixed account). Excluded investment options are not included in calculating the 5% variable account floor under the Income Assurer Benefit(R) - 5% Accumulation Benefit Base rider and the Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator model portfolios.


ASSUMPTIONS:


- You purchase the contract during the 2006 calendar year with a payment of $100,000; and


- you invest all contract value in the subaccounts (protected investment options); and

- you make no additional purchase payments, partial withdrawals or changes in model portfolio; and

- the annuitant is male and age 55 at contract issue; and

- the joint annuitant is female and age 55 at contract issue.


EXAMPLE -- INCOME ASSURER BENEFIT(R) - MAV


Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

              ASSUMED                                    MAXIMUM               GUARANTEED
 CONTRACT     CONTRACT            PURCHASE             ANNIVERSARY           INCOME BENEFIT
ANNIVERSARY    VALUE              PAYMENTS            VALUE (MAV)(1)         BASE - MAV(2)
-------------------------------------------------------------------------------------------
     1        $108,000            $100,000               $108,000               $108,000
     2        125,000                none                 125,000                125,000
     3        132,000                none                 132,000                132,000
     4        150,000                none                 150,000                150,000
     5         85,000                none                 150,000                150,000
     6        121,000                none                 150,000                150,000
     7        139,000                none                 150,000                150,000
     8        153,000                none                 153,000                153,000
     9        140,000                none                 153,000                153,000
    10        174,000                none                 174,000                174,000
    11        141,000                none                 174,000                174,000
    12        148,000                none                 174,000                174,000
    13        208,000                none                 208,000                208,000
    14        198,000                none                 208,000                208,000
    15        203,000                none                 208,000                208,000
-------------------------------------------------------------------------------------------

(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.

--------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   121

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN


If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                  STANDARD PROVISIONS
              ------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY      ASSUMED        PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
--------------------------------------------------------------------------
    10           $174,000            $  772.56              $  774.30
    11            141,000               641.55                 642.96
    12            148,000               691.16                 692.64
    13            208,000               996.32                 998.40
    14            198,000               974.16                 976.14
    15            203,000             1,025.15               1,027.18
--------------------------------------------------------------------------

                                IAB - MAV PROVISIONS
             ----------------------------------------------------------
 CONTRACT                       NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY   IAB - MAV      PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE  BENEFIT BASE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
-----------  ----------------------------------------------------------
    10         $174,000           $  772.56              $  774.30
    11          174,000              791.70                 793.44
    12          174,000              812.58                 814.32
    13          208,000              996.32                 998.40
    14          208,000            1,023.36               1,025.44
    15          208,000            1,050.40               1,052.48
--------------------------------------------------------------------------

(1) Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to June 19, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after June 19, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                   STANDARD PROVISIONS                                 IAB - MAV PROVISIONS
              -----------------------------------------------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)            OLD TABLE(1)                           NEW TABLE(1)
ANNIVERSARY      ASSUMED           PLAN D - LAST           PLAN D - LAST        IAB - MAV         PLAN D - LAST
AT EXERCISE   CONTRACT VALUE   SURVIVOR NO REFUND(2)   SURVIVOR NO REFUND(2)   BENEFIT BASE   SURVIVOR NO REFUND(2)
-------------------------------------------------------------------------------------------------------------------
    10           $174,000             $629.88                 $622.92            $174,000            $629.88
    11            141,000              521.70                  516.06             174,000             643.80
    12            148,000              559.44                  553.52             174,000             657.72
    13            208,000              807.04                  796.64             208,000             807.04
    14            198,000              786.06                  778.14             208,000             825.76
    15            203,000              826.21                  818.09             208,000             846.56
-------------------------------------------------------------------------------------------------------------------


             ---------------------
 CONTRACT        OLD TABLE(1)
ANNIVERSARY      PLAN D - LAST
AT EXERCISE  SURVIVOR NO REFUND(2)
-----------  ---------------------
    10              $622.92
    11               636.84
    12               650.76
    13               796.64
    14               817.44
    15               838.24
-----------------------------------------------------------------------------------------------

(1) Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to June 19, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after June 19, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

--------------------------------------------------------------------------------

 122  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

EXAMPLE -- INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE


Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                GUARANTEED
                                                                                  INCOME
              ASSUMED                                                         BENEFIT BASE -
 CONTRACT     CONTRACT            PURCHASE            5% ACCUMULATION         5% ACCUMULATION
ANNIVERSARY    VALUE              PAYMENTS            BENEFIT BASE(1)         BENEFIT BASE(2)
---------------------------------------------------------------------------------------------
     1        $108,000            $100,000               $105,000                $108,000
     2        125,000                none                 110,250                 125,000
     3        132,000                none                 115,763                 132,000
     4        150,000                none                 121,551                 150,000
     5         85,000                none                 127,628                 127,628
     6        121,000                none                 134,010                 134,010
     7        139,000                none                 140,710                 140,710
     8        153,000                none                 147,746                 153,000
     9        140,000                none                 155,133                 155,133
    10        174,000                none                 162,889                 174,000
    11        141,000                none                 171,034                 171,034
    12        148,000                none                 179,586                 179,586
    13        208,000                none                 188,565                 208,000
    14        198,000                none                 197,993                 198,000
    15        203,000                none                 207,893                 207,893
---------------------------------------------------------------------------------------------

(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN


If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                  STANDARD PROVISIONS                    IAB - 5% RF PROVISIONS
              ---------------------------------------------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)           OLD TABLE(1)                           NEW TABLE(1)
ANNIVERSARY      ASSUMED        PLAN B - LIFE WITH     PLAN B - LIFE WITH     IAB - 5% RF     PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)    BENEFIT BASE    10 YEARS CERTAIN(2)
-----------------------------------------------------------------------------------------------------------------
    10           $174,000            $  772.56              $  774.30           $174,000          $   772.56
    11            141,000               641.55                 642.96            171,034              778.20
    12            148,000               691.16                 692.64            179,586              838.66
    13            208,000               996.32                 998.40            208,000              996.32
    14            198,000               974.16                 976.14            198,000              974.16
    15            203,000             1,025.15               1,027.18            207,893            1,049.86
-----------------------------------------------------------------------------------------------------------------


             -------------------
 CONTRACT       OLD TABLE(1)
ANNIVERSARY  PLAN B - LIFE WITH
AT EXERCISE  10 YEARS CERTAIN(2)
-----------  -------------------
    10            $  774.30
    11               779.91
    12               840.46
    13               998.40
    14               976.14
    15             1,051.94
-----------------------------------------------------------------------------------------------------------------

(1) Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to June 19, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after June 19, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

--------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   123

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                   STANDARD PROVISIONS
              --------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)            OLD TABLE(1)
ANNIVERSARY      ASSUMED           PLAN D - LAST           PLAN D - LAST
AT EXERCISE   CONTRACT VALUE   SURVIVOR NO REFUND(2)   SURVIVOR NO REFUND(2)
----------------------------------------------------------------------------
    10           $174,000             $629.88                 $622.92
    11            141,000              521.70                  516.06
    12            148,000              559.44                  553.52
    13            208,000              807.04                  796.64
    14            198,000              786.06                  778.14
    15            203,000              826.21                  818.09
----------------------------------------------------------------------------

                                IAB - 5% RF PROVISIONS
             ------------------------------------------------------------
 CONTRACT                       NEW TABLE(1)            OLD TABLE(1)
ANNIVERSARY  IAB - 5% RF        PLAN D - LAST           PLAN D - LAST
AT EXERCISE  BENEFIT BASE   SURVIVOR NO REFUND(2)   SURVIVOR NO REFUND(2)
-----------  ------------------------------------------------------------
    10         $174,000            $629.88                 $622.92
    11          171,034             632.83                  625.98
    12          179,586             678.83                  671.65
    13          208,000             807.04                  796.64
    14          198,000             786.06                  778.14
    15          207,893             846.12                  837.81
----------------------------------------------------------------------------

(1) Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to June 19, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after June 19, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


EXAMPLE -- INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE


Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                                              GUARANTEED
                                                                                                                INCOME
                                                                                                            BENEFIT BASE -
                                                                                                              GREATER OF
                       ASSUMED                                  MAXIMUM                                        MAV OR 5%
 CONTRACT             CONTRACT            PURCHASE            ANNIVERSARY           5% ACCUMULATION          ACCUMULATION
ANNIVERSARY             VALUE             PAYMENTS             VALUE(1)             BENEFIT BASE(1)         BENEFIT BASE(2)
---------------------------------------------------------------------------------------------------------------------------
     1                $108,000            $100,000             $108,000                $105,000                $108,000
     2                 125,000                none              125,000                 110,250                 125,000
     3                 132,000                none              132,000                 115,763                 132,000
     4                 150,000                none              150,000                 121,551                 150,000
     5                  85,000                none              150,000                 127,628                 150,000
     6                 121,000                none              150,000                 134,010                 150,000
     7                 139,000                none              150,000                 140,710                 150,000
     8                 153,000                none              153,000                 147,746                 153,000
     9                 140,000                none              153,000                 155,133                 155,133
    10                 174,000                none              174,000                 162,889                 174,000
    11                 141,000                none              174,000                 171,034                 174,000
    12                 148,000                none              174,000                 179,586                 179,586
    13                 208,000                none              208,000                 188,565                 208,000
    14                 198,000                none              208,000                 197,993                 208,000
    15                 203,000                none              208,000                 207,893                 208,000
---------------------------------------------------------------------------------------------------------------------------

(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

--------------------------------------------------------------------------------

 124  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                  STANDARD PROVISIONS                                IAB - MAX PROVISIONS
              ---------------------------------------------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)           OLD TABLE(1)                           NEW TABLE(1)
ANNIVERSARY      ASSUMED        PLAN B - LIFE WITH     PLAN B - LIFE WITH      IAB - MAX      PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)    BENEFIT BASE    10 YEARS CERTAIN(2)
-----------------------------------------------------------------------------------------------------------------
    10           $174,000            $  772.56              $  774.30           $174,000           $  772.56
    11            141,000               641.55                 642.96            174,000              791.70
    12            148,000               691.16                 692.64            179,586              838.66
    13            208,000               996.32                 998.40            208,000              996.32
    14            198,000               974.16                 976.14            208,000            1,023.36
    15            203,000             1,025.15               1,027.18            208,000            1,050.40
-----------------------------------------------------------------------------------------------------------------


             -------------------
 CONTRACT       OLD TABLE(1)
ANNIVERSARY  PLAN B - LIFE WITH
AT EXERCISE  10 YEARS CERTAIN(2)
-----------  -------------------
    10            $  774.30
    11               793.44
    12               840.46
    13               998.40
    14             1,025.44
    15             1,052.48
-----------------------------------------------------------------------------------------------------------------

(1) Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to June 19, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after June 19, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                   STANDARD PROVISIONS                                 IAB - MAX PROVISIONS
              -----------------------------------------------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)            OLD TABLE(1)                           NEW TABLE(1)
ANNIVERSARY      ASSUMED           PLAN D - LAST           PLAN D - LAST        IAB - MAX         PLAN D - LAST
AT EXERCISE   CONTRACT VALUE   SURVIVOR NO REFUND(2)   SURVIVOR NO REFUND(2)   BENEFIT BASE   SURVIVOR NO REFUND(2)
-------------------------------------------------------------------------------------------------------------------
    10           $174,000             $629.88                 $622.92            $174,000            $629.88
    11            141,000              521.70                  516.06             174,000             643.80
    12            148,000              559.44                  553.52             179,586             678.83
    13            208,000              807.04                  796.64             208,000             807.04
    14            198,000              786.06                  778.14             208,000             825.76
    15            203,000              826.21                  818.09             208,000             846.56
-------------------------------------------------------------------------------------------------------------------

             IAB - MAX PROVISIONS
             ---------------------
 CONTRACT        OLD TABLE(1)
ANNIVERSARY      PLAN D - LAST
AT EXERCISE  SURVIVOR NO REFUND(2)
-----------  ---------------------
    10              $622.92
    11               636.84
    12               671.65
    13               796.64
    14               817.44
    15               838.24
-------------------------------------------------------------------------------------------------------------------

(1) Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to June 19, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after June 19, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

--------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   125

APPENDIX K: CONDENSED FINANCIAL INFORMATION


(Unaudited)


The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.



VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                                2007         2006
------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (06/19/2006)
Accumulation unit value at beginning of period                    $1.13      $1.00
Accumulation unit value at end of period                          $1.14      $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                    $1.00         --
Accumulation unit value at end of period                          $1.05         --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (06/19/2006)
Accumulation unit value at beginning of period                    $1.10      $1.00
Accumulation unit value at end of period                          $1.21      $1.10
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
------------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                    $1.00         --
Accumulation unit value at end of period                          $1.03         --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                    $1.00         --
Accumulation unit value at end of period                          $1.05         --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          164         --
------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (06/19/2006)
Accumulation unit value at beginning of period                    $1.10      $1.00
Accumulation unit value at end of period                          $1.19      $1.10
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (06/19/2006)
Accumulation unit value at beginning of period                    $1.12      $1.00
Accumulation unit value at end of period                          $1.14      $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (05/01/2007)
Accumulation unit value at beginning of period                    $1.00         --
Accumulation unit value at end of period                          $1.16         --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (06/19/2006)
Accumulation unit value at beginning of period                    $1.17      $1.00
Accumulation unit value at end of period                          $1.21      $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (06/19/2006)
Accumulation unit value at beginning of period                    $1.24      $1.00
Accumulation unit value at end of period                          $1.30      $1.24
Number of accumulation units outstanding at end of period (000
  omitted)                                                          212         75
------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (06/19/2006)
Accumulation unit value at beginning of period                    $1.02      $1.00
Accumulation unit value at end of period                          $1.10      $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (06/19/2006)
Accumulation unit value at beginning of period                    $1.21      $1.00
Accumulation unit value at end of period                          $1.42      $1.21
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

 126  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                          2007           2006
------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $0.90             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (06/19/2006)
Accumulation unit value at beginning of period                          $1.03          $1.00
Accumulation unit value at end of period                                $1.24          $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --            207
------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (06/19/2006)
Accumulation unit value at beginning of period                          $1.15          $1.00
Accumulation unit value at end of period                                $1.08          $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (06/19/2006)
Accumulation unit value at beginning of period                          $1.08          $1.00
Accumulation unit value at end of period                                $1.08          $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             16
------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.13             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                358             --
------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.14             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (06/19/2006)
Accumulation unit value at beginning of period                          $1.13          $1.00
Accumulation unit value at end of period                                $1.08          $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                300             --
------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.10             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                          $1.06          $1.00
Accumulation unit value at end of period                                $1.07          $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                          $1.09          $1.00
Accumulation unit value at end of period                                $1.23          $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             42
------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                          $1.15          $1.00
Accumulation unit value at end of period                                $1.22          $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.10             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                          $1.16          $1.00
Accumulation unit value at end of period                                $1.19          $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $0.99             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                155             --
------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                          $1.10          $1.00
Accumulation unit value at end of period                                $1.28          $1.10
Number of accumulation units outstanding at end of period (000
  omitted)                                                                438            409
------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   127

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                          2007           2006
------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                          $1.08          $1.00
Accumulation unit value at end of period                                $1.35          $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                          $1.04          $1.00
Accumulation unit value at end of period                                $1.08          $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                                301             21
------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                          $1.09          $1.00
Accumulation unit value at end of period                                $1.25          $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                                155             68
------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                          $1.17          $1.00
Accumulation unit value at end of period                                $1.35          $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             21
------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                          $1.12          $1.00
Accumulation unit value at end of period                                $1.15          $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                          $1.13          $1.00
Accumulation unit value at end of period                                $1.08          $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                          $1.10          $1.00
Accumulation unit value at end of period                                $1.21          $1.10
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                          $1.14          $1.00
Accumulation unit value at end of period                                $1.17          $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --            131
------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                          $1.07          $1.00
Accumulation unit value at end of period                                $1.17          $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                255             94
------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                          $1.18          $1.00
Accumulation unit value at end of period                                $1.19          $1.18
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (06/19/2006)
Accumulation unit value at beginning of period                          $1.14          $1.00
Accumulation unit value at end of period                                $1.16          $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                190            130
------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $0.94             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.06             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                449             --
------------------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.03             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (06/19/2006)
Accumulation unit value at beginning of period                          $1.10          $1.00
Accumulation unit value at end of period                                $1.20          $1.10
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

 128  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                          2007           2006
------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (06/19/2006)
Accumulation unit value at beginning of period                          $1.14          $1.00
Accumulation unit value at end of period                                $1.16          $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (06/19/2006)
Accumulation unit value at beginning of period                          $1.11          $1.00
Accumulation unit value at end of period                                $1.14          $1.11
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (06/19/2006)
Accumulation unit value at beginning of period                          $1.23          $1.00
Accumulation unit value at end of period                                $1.56          $1.23
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                          $1.10          $1.00
Accumulation unit value at end of period                                $1.23          $1.10
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                          $1.17          $1.00
Accumulation unit value at end of period                                $1.23          $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                          $1.10          $1.00
Accumulation unit value at end of period                                $1.08          $1.10
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                          $1.07          $1.00
Accumulation unit value at end of period                                $1.16          $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                443            134
------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.04             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                429             --
------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (06/19/2006)
Accumulation unit value at beginning of period                          $1.07          $1.00
Accumulation unit value at end of period                                $1.05          $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (06/19/2006)
Accumulation unit value at beginning of period                          $1.21          $1.00
Accumulation unit value at end of period                                $1.30          $1.21
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (06/19/2006)
Accumulation unit value at beginning of period                          $1.13          $1.00
Accumulation unit value at end of period                                $0.97          $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             98
------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (06/19/2006)
Accumulation unit value at beginning of period                          $1.07          $1.00
Accumulation unit value at end of period                                $1.10          $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND (05/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $0.99             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                342             --
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (06/19/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                          $1.10          $1.00
Accumulation unit value at end of period                                $1.15          $1.10
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   129

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                          2007           2006
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (06/19/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                          $1.12          $1.00
Accumulation unit value at end of period                                $1.06          $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (06/19/2006)
Accumulation unit value at beginning of period                          $1.02          $1.00
Accumulation unit value at end of period                                $1.06          $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 91              1
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash
Management Fund at Dec. 31, 2007 were 3.42% and 3.48%, respectively.
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (06/19/2006)
Accumulation unit value at beginning of period                          $1.04          $1.00
Accumulation unit value at end of period                                $1.09          $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                                654            195
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (06/19/2006)
Accumulation unit value at beginning of period                          $1.13          $1.00
Accumulation unit value at end of period                                $1.20          $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                424            205
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (06/19/2006)
Accumulation unit value at beginning of period                          $1.02          $1.00
Accumulation unit value at end of period                                $1.09          $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                                289            164
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (06/19/2006)
Accumulation unit value at beginning of period                          $1.12          $1.00
Accumulation unit value at end of period                                $1.14          $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (06/19/2006)
Accumulation unit value at beginning of period                          $1.07          $1.00
Accumulation unit value at end of period                                $1.08          $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --              4
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (06/19/2006)
Accumulation unit value at beginning of period                          $1.06          $1.00
Accumulation unit value at end of period                                $1.08          $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                                216             81
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (06/19/2006)
Accumulation unit value at beginning of period                          $1.14          $1.00
Accumulation unit value at end of period                                $1.16          $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (06/19/2006)
Accumulation unit value at beginning of period                          $1.15          $1.00
Accumulation unit value at end of period                                $1.14          $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (06/19/2006)
Accumulation unit value at beginning of period                          $1.05          $1.00
Accumulation unit value at end of period                                $1.18          $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.00             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (06/19/2006)
Accumulation unit value at beginning of period                          $1.14          $1.00
Accumulation unit value at end of period                                $1.18          $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (06/19/2006)
Accumulation unit value at beginning of period                          $1.03          $1.00
Accumulation unit value at end of period                                $1.07          $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 55              5
------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

 130  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                          2007           2006
------------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (06/19/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS
  FUND)
Accumulation unit value at beginning of period                          $1.34          $1.00
Accumulation unit value at end of period                                $1.84          $1.34
Number of accumulation units outstanding at end of period (000
  omitted)                                                                106             66
------------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (06/19/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL
  OPPORTUNITY FUND)
Accumulation unit value at beginning of period                          $1.18          $1.00
Accumulation unit value at end of period                                $1.32          $1.18
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (06/19/2006)
Accumulation unit value at beginning of period                          $1.13          $1.00
Accumulation unit value at end of period                                $1.09          $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                238            201
------------------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $0.85             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 91             --
------------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.13             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (06/19/2006)
Accumulation unit value at beginning of period                          $1.23          $1.00
Accumulation unit value at end of period                                $1.01          $1.23
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --              1
------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP* (06/19/2006)
Accumulation unit value at beginning of period                          $1.23          $1.00
Accumulation unit value at end of period                                $1.42          $1.23
Number of accumulation units outstanding at end of period (000
  omitted)                                                                140             86
*Effective June 1, 2008, the Fund will change its name to Wanger International.
------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (06/19/2006)
Accumulation unit value at beginning of period                          $1.08          $1.00
Accumulation unit value at end of period                                $1.13          $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                                105             23
*Effective June 1, 2008, the Fund will change its name to Wanger USA.
------------------------------------------------------------------------------------------------



VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.19    $1.07    $1.03    $1.00
Accumulation unit value at end of period                       $1.18    $1.19    $1.07    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    1        6        6        1
-----------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.04       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.29    $1.13    $1.05    $1.00
Accumulation unit value at end of period                       $1.40    $1.29    $1.13    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.03       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.04       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   82       --       --       --
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   131

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.18    $1.08    $1.02    $1.00
Accumulation unit value at end of period                       $1.27    $1.18    $1.08    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --        2        2       --
-----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                 $1.14    $1.04    $1.02    $1.00
Accumulation unit value at end of period                       $1.15    $1.14    $1.04    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.15       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                 $1.22    $1.06    $1.03    $1.00
Accumulation unit value at end of period                       $1.26    $1.22    $1.06    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                 $1.60    $1.21    $1.05    $1.00
Accumulation unit value at end of period                       $1.67    $1.60    $1.21    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  105       43       28        1
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                 $1.01    $1.01    $1.01    $1.00
Accumulation unit value at end of period                       $1.08    $1.01    $1.01    $1.01
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   54       84       50        3
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                 $1.44    $1.18    $1.06    $1.00
Accumulation unit value at end of period                       $1.67    $1.44    $1.18    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $0.90       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/15/2004)
Accumulation unit value at beginning of period                 $0.98    $1.03    $1.03    $1.00
Accumulation unit value at end of period                       $1.16    $0.98    $1.03    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   49       99       36       --
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                 $1.24    $1.07    $1.04    $1.00
Accumulation unit value at end of period                       $1.16    $1.24    $1.07    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   27       --       --       --
-----------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (04/28/2006)
Accumulation unit value at beginning of period                 $1.07    $1.00       --       --
Accumulation unit value at end of period                       $1.07    $1.07       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   12       39       --       --
-----------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.12       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  185       --       --       --
-----------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.13       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (11/15/2004)
Accumulation unit value at beginning of period                 $1.28    $1.09    $1.06    $1.00
Accumulation unit value at end of period                       $1.23    $1.28    $1.09    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  137       --       --       --
-----------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.10       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

 132  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.18    $1.11    $1.04    $1.00
Accumulation unit value at end of period                       $1.18    $1.18    $1.11    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.07    $1.04    $1.02    $1.00
Accumulation unit value at end of period                       $1.20    $1.07    $1.04    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   11       20        8       --
-----------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.19    $1.04    $1.02    $1.00
Accumulation unit value at end of period                       $1.25    $1.19    $1.04    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.09       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    6       --       --       --
-----------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.38    $1.15    $1.05    $1.00
Accumulation unit value at end of period                       $1.41    $1.38    $1.15    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $0.98       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  111       --       --       --
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                 $1.30    $1.18    $1.03    $1.00
Accumulation unit value at end of period                       $1.50    $1.30    $1.18    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  291      197      105       43
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                 $1.11    $1.06    $1.02    $1.00
Accumulation unit value at end of period                       $1.38    $1.11    $1.06    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                 $1.03    $1.01    $1.00    $1.00
Accumulation unit value at end of period                       $1.05    $1.03    $1.01    $1.00
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  264       87       52        3
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                 $1.35    $1.22    $1.05    $1.00
Accumulation unit value at end of period                       $1.53    $1.35    $1.22    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   73       27       12       --
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                 $1.42    $1.23    $1.05    $1.00
Accumulation unit value at end of period                       $1.63    $1.42    $1.23    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --        6        3       --
-----------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                 $1.20    $1.03    $1.03    $1.00
Accumulation unit value at end of period                       $1.22    $1.20    $1.03    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                 $1.20    $1.04    $1.03    $1.00
Accumulation unit value at end of period                       $1.15    $1.20    $1.04    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                 $1.13    $1.06    $1.02    $1.00
Accumulation unit value at end of period                       $1.23    $1.13    $1.06    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                 $1.32    $1.13    $1.04    $1.00
Accumulation unit value at end of period                       $1.34    $1.32    $1.13    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   33       56       33       33
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   133

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                 $1.10    $1.00    $1.05    $1.00
Accumulation unit value at end of period                       $1.20    $1.10    $1.00    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  198       62       19        1
-----------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                 $1.34    $1.11    $1.04    $1.00
Accumulation unit value at end of period                       $1.34    $1.34    $1.11    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.32    $1.16    $1.04    $1.00
Accumulation unit value at end of period                       $1.34    $1.32    $1.16    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  138       44       18       --
-----------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $0.94       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.05       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  213       --       --       --
-----------------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.03       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                 $1.12    $1.06    $1.03    $1.00
Accumulation unit value at end of period                       $1.22    $1.12    $1.06    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                 $1.19    $1.07    $1.04    $1.00
Accumulation unit value at end of period                       $1.20    $1.19    $1.07    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                 $1.13    $1.03    $1.02    $1.00
Accumulation unit value at end of period                       $1.16    $1.13    $1.03    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                 $1.56    $1.21    $1.06    $1.00
Accumulation unit value at end of period                       $1.96    $1.56    $1.21    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.11    $1.05    $1.02    $1.00
Accumulation unit value at end of period                       $1.24    $1.11    $1.05    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   75       75       63       35
-----------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.38    $1.20    $1.07    $1.00
Accumulation unit value at end of period                       $1.44    $1.38    $1.20    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.27    $1.13    $1.04    $1.00
Accumulation unit value at end of period                       $1.23    $1.27    $1.13    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.08    $1.03    $1.02    $1.00
Accumulation unit value at end of period                       $1.17    $1.08    $1.03    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  319      107       61       27
-----------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.03       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  237       --       --       --
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

 134  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.17    $1.15    $1.04    $1.00
Accumulation unit value at end of period                       $1.14    $1.17    $1.15    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.46    $1.16    $1.05    $1.00
Accumulation unit value at end of period                       $1.56    $1.46    $1.16    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.28    $1.11    $1.05    $1.00
Accumulation unit value at end of period                       $1.10    $1.28    $1.11    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       14       --       --
-----------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.21    $1.17    $1.06    $1.00
Accumulation unit value at end of period                       $1.23    $1.21    $1.17    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND (05/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $0.99       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  173       --       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (11/15/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                 $1.17    $1.03    $1.04    $1.00
Accumulation unit value at end of period                       $1.22    $1.17    $1.03    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (11/15/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                 $1.29    $1.09    $1.05    $1.00
Accumulation unit value at end of period                       $1.21    $1.29    $1.09    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   35       37       29       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (11/15/2004)
Accumulation unit value at beginning of period                 $1.04    $1.01    $1.00    $1.00
Accumulation unit value at end of period                       $1.07    $1.04    $1.01    $1.00
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    3        6        4        1
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash
Management Fund at Dec. 31, 2007 were 2.76% and 2.80%, respectively.
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (11/15/2004)
Accumulation unit value at beginning of period                 $1.04    $1.01    $1.00    $1.00
Accumulation unit value at end of period                       $1.07    $1.04    $1.01    $1.00
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  475       98       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (11/15/2004)
Accumulation unit value at beginning of period                 $1.38    $1.17    $1.05    $1.00
Accumulation unit value at end of period                       $1.46    $1.38    $1.17    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  227      110       51       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND
  (05/01/2006)
Accumulation unit value at beginning of period                 $1.02    $1.00       --       --
Accumulation unit value at end of period                       $1.09    $1.02       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  180       57       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (11/15/2004)
Accumulation unit value at beginning of period                 $1.21    $1.10    $1.03    $1.00
Accumulation unit value at end of period                       $1.22    $1.21    $1.10    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (11/15/2004)
Accumulation unit value at beginning of period                 $1.12    $1.03    $1.01    $1.00
Accumulation unit value at end of period                       $1.13    $1.12    $1.03    $1.01
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   11       18        9        1
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (11/15/2004)
Accumulation unit value at beginning of period                 $1.08    $1.02    $1.01    $1.00
Accumulation unit value at end of period                       $1.09    $1.08    $1.02    $1.01
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  139       26       --       --
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   135

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (11/15/2004)
Accumulation unit value at beginning of period                 $1.22    $1.07    $1.03    $1.00
Accumulation unit value at end of period                       $1.23    $1.22    $1.07    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    1       15       15        2
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (11/15/2004)
Accumulation unit value at beginning of period                 $1.24    $1.06    $1.03    $1.00
Accumulation unit value at end of period                       $1.21    $1.24    $1.06    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (11/15/2004)
Accumulation unit value at beginning of period                 $1.11    $1.12    $1.04    $1.00
Accumulation unit value at end of period                       $1.24    $1.11    $1.12    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.00       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (11/15/2004)
Accumulation unit value at beginning of period                 $1.19    $1.05    $1.02    $1.00
Accumulation unit value at end of period                       $1.23    $1.19    $1.05    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (11/15/2004)
Accumulation unit value at beginning of period                 $1.02    $1.00    $1.00    $1.00
Accumulation unit value at end of period                       $1.06    $1.02    $1.00    $1.00
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   16        8       --       --
-----------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (11/15/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING
  MARKETS FUND)
Accumulation unit value at beginning of period                 $1.87    $1.42    $1.08    $1.00
Accumulation unit value at end of period                       $2.54    $1.87    $1.42    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   48       27       15       --
-----------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (11/15/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE
  PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND)
Accumulation unit value at beginning of period                 $1.45    $1.18    $1.06    $1.00
Accumulation unit value at end of period                       $1.60    $1.45    $1.18    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.20    $1.05    $1.03    $1.00
Accumulation unit value at end of period                       $1.16    $1.20    $1.05    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  201      143       72        1
-----------------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $0.85       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   45       --       --       --
-----------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.12       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.64    $1.21    $1.05    $1.00
Accumulation unit value at end of period                       $1.33    $1.64    $1.21    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --        4        4        1
-----------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP* (11/15/2004)
Accumulation unit value at beginning of period                 $1.75    $1.30    $1.08    $1.00
Accumulation unit value at end of period                       $2.00    $1.75    $1.30    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   67       37       22       --
*Effective June 1, 2008, the Fund will change its name to Wanger International.
-----------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (11/15/2004)
Accumulation unit value at beginning of period                 $1.21    $1.14    $1.04    $1.00
Accumulation unit value at end of period                       $1.25    $1.21    $1.14    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   60       25       17       --
*Effective June 1, 2008, the Fund will change its name to Wanger USA.
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

 136  RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..................... p.  3
Rating Agencies................................. p.  4
Revenues Received During Calendar Year 2007..... p.  4
Principal Underwriter........................... p.  5
Independent Registered Public Accounting Firm... p.  5
Condensed Financial Information (Unaudited)..... p.  6
Financial Statements


--------------------------------------------------------------------------------

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RIVERSOURCE INNOVATIONS SELECT VARIABLE ANNUITY -- NEW YORK -- PROSPECTUS   143

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Co. of New York
20 Madison Ave. Ext.
P.O. Box 5555
Albany, NY 12205-0555
(800) 504-0469


          RiverSource Distributors, Inc. (Distributor), Member FINRA.

 Insurance and annuity products are issued by RiverSource Life Insurance Co. of
                             New York, Albany, NY.


        (C)2008 RiverSource Life Insurance Company. All rights reserved.


45313 L (5/08)

PROSPECTUS


MAY 1, 2008


RIVERSOURCE(R)

ENDEAVOR SELECT VARIABLE ANNUITY
INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:   RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK (RIVERSOURCE LIFE OF NY)

             20 Madison Avenue Extension
             P.O. Box 5555
             Albany, NY 12205-0555
             Telephone: (800) 504-0469
             (Home Office)
             RIVERSOURCE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

This prospectus contains information that you should know before investing. Prospectuses are also available for:

AIM Variable Insurance Funds, Series II Shares
AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century(R) Variable Portfolios, Inc., Class II
Columbia Funds Variable Insurance Trust
Credit Suisse Trust
Dreyfus Investment Portfolios, Service Share Class
Dreyfus Variable Investment Fund, Service Share Class
Eaton Vance Variable Trust (VT)
Fidelity(R) Variable Insurance Products Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products
  Trust (FTVIPT) - Class 2
Goldman Sachs Variable Insurance Trust (VIT)
Janus Aspen Series: Series Shares
Legg Mason Variable Portfolios I, Inc.
MFS(R) Variable Insurance Trust(SM) - Service Class
Oppenheimer Variable Account Funds, Service Shares
PIMCO Variable Investment Trust (VIT)
Putnam Variable Trust - Class IB Shares

RiverSource Variable Series Trust (RVST) formerly known as
  RiverSource(R) Variable Portfolio Funds

The Universal Institutional Funds, Inc., Class II Shares
Van Kampen Life Investment Trust Class II Shares
Wanger Advisors Trust

Some funds may not be available in your contract. Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life of NY at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).


Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

This prospectus provides a general description of the contract and optional benefits. Your actual contract and any riders or endorsements are the controlling documents. RiverSource Life of NY has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

--------------------------------------------------------------------------------

       RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   1

RiverSource Life of NY offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and optional benefits that may be appropriate for you based on your individual financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges you will pay when buying, owning and withdrawing money from the contract we describe in this prospectus may be more or less than the fees and charges of other variable annuities we issue. A securities broker dealer authorized to sell the contract described in this prospectus (selling firm) may not offer all the variable annuities we issue. In addition, some selling firms may not permit their investment professionals to sell the contract and/or optional benefits described in this prospectus to persons over a certain age (which may be lower than age limits we set), or may otherwise restrict the sale of the optional benefits described in this prospectus by their investment professionals. You should ask your investment professional about his or her selling firm's ability to offer you other variable annuities we issue (which might have lower fees and charges than the contract described in this prospectus), and any limits the selling firm has placed on your investment professional's ability to offer you the contract and/or optional riders described in this prospectus.

TABLE OF CONTENTS


KEY TERMS.......................................   3
THE CONTRACT IN BRIEF...........................   5
EXPENSE SUMMARY.................................   7
CONDENSED FINANCIAL INFORMATION (UNAUDITED).....  15
FINANCIAL STATEMENTS............................  15
THE VARIABLE ACCOUNT AND THE FUNDS..............  15
THE FIXED ACCOUNT...............................  36
BUYING YOUR CONTRACT............................  37
CHARGES.........................................  39
VALUING YOUR INVESTMENT.........................  45
MAKING THE MOST OF YOUR CONTRACT................  46
WITHDRAWALS.....................................  55
TSA -- SPECIAL PROVISIONS.......................  55
CHANGING OWNERSHIP..............................  56
BENEFITS IN CASE OF DEATH.......................  56
OPTIONAL BENEFITS...............................  58
THE ANNUITY PAYOUT PERIOD.......................  73
TAXES...........................................  75
VOTING RIGHTS...................................  78
SUBSTITUTION OF INVESTMENTS.....................  78
ABOUT THE SERVICE PROVIDERS.....................  79
APPENDICES TABLE OF CONTENTS AND
  CROSS-REFERENCE TABLE.........................  81
APPENDIX A: EXAMPLE -- WITHDRAWAL CHARGES.......  82
APPENDIX B: EXAMPLE -- DEATH BENEFITS...........  87
APPENDIX C: EXAMPLE --
  ACCUMULATION PROTECTOR BENEFIT(R) RIDER.......  88
APPENDIX D: EXAMPLE --
  SECURESOURCE(SM) RIDER........................  90
APPENDIX E: SECURESOURCE(SM) RIDER -- ADDITIONAL
  RMD DISCLOSURE................................  94
APPENDIX F: PURCHASE PAYMENT CREDITS FOR
  ELIGIBLE CONTRACTS............................  96
APPENDIX G: ASSET ALLOCATION PROGRAM FOR
  CONTRACTS PURCHASED BEFORE JUNE 19, 2006......  97
APPENDIX H: GUARANTOR WITHDRAWAL
  BENEFIT FOR LIFE(R) RIDER DISCLOSURE..........  98
APPENDIX I: GUARANTOR(R) WITHDRAWAL
  BENEFIT RIDER DISCLOSURE...................... 110
APPENDIX J: INCOME ASSURER BENEFIT(R) RIDERS
  DISCLOSURE.................................... 117
APPENDIX K: CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)................................... 126
TABLE OF CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION........................ 137


--------------------------------------------------------------------------------

  2  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 3.5% but you may request we substitute an assumed investment rate of 5.0%. The 5.0% assumed investment rate is not available for any contracts with a five-year withdrawal charge schedule and a MAV Death Benefit.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: Our general account which includes the one-year fixed account and the DCA fixed account. Amounts you allocate to the fixed account earn interest rates we declare periodically.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of these funds.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

- Roth IRAs under Section 408A of the Code


- SIMPLE IRAs under Section 408(p) of the Code


- Simplified Employee Pension (SEP) plans under Section 408(k) of the Code


- Custodial and investment only plans under Section 401(a) of the Code


- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.


RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.


RIVERSOURCE LIFE OF NY: In this prospectus, "we," "us," "our" and "RiverSource Life of NY" refer to RiverSource Life Insurance Co. of New York.

--------------------------------------------------------------------------------

       RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   3

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

--------------------------------------------------------------------------------

  4  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

THE CONTRACT IN BRIEF

PURPOSE: The contract allows you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the one-year fixed account, the DCA fixed account and/or subaccounts of the variable account under the contract; however, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the contract. You may be able to purchase an optional benefit to reduce the investment risk you assume under the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

BUYING A CONTRACT: There are many factors to consider carefully before you buy a variable annuity and any optional benefit rider. Variable annuities -- with or without optional benefit riders -- are not right for everyone. MAKE SURE YOU HAVE ALL THE FACTS YOU NEED BEFORE YOU PURCHASE A VARIABLE ANNUITY OR CHOOSE AN OPTIONAL BENEFIT RIDER. Some of the factors you may wish to consider include:

- "Tax Free" Exchanges: It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

- Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.


- Taxes: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See "Taxes")


- Your age: If you are an older person, you may not necessarily have a need for tax deferral, retirement income or a death benefit. Older persons who are considering buying a contract including any optional benefits may find it helpful to consult with or include a family member, friend or other trusted advisor in the decision making process before buying a contract.


- How long you plan to keep the contract: The contract has withdrawal charges. (See "Charges") Does the contract meet your current and anticipated future needs for liquidity?


- If you can afford the contract: are your annual income and assets adequate to buy the contract and any optional benefit riders you may choose?


- The fees and expenses you will pay when buying, owning and withdrawing money from this contract. (See "Charges" )



- How and when you plan to take money from the contract: under current tax law, withdrawals, including withdrawals made under optional benefit riders, are taxed differently than annuity payouts. In addition, certain withdrawals may be subject to a federal income tax penalty. (See "Withdrawals")


- Your investment objectives, how much experience you have in managing investments and how much risk you are willing to accept.


- Short-term trading: if you plan to manage your investment in the contract by frequent or short-term trading, this contract is not suitable for you and you should not buy it. (See "Making the Most of Your Contract -- Transferring Among Accounts")


FREE LOOK PERIOD: You may return your contract to your investment professional or to our home office within the time stated on the first page of your contract and receive a full refund of the contract value. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

--------------------------------------------------------------------------------

       RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   5

ACCOUNTS: Generally, you may allocate your purchase payments among the:


- subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and the Funds")



- one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (See "The Fixed
  Account -- One-Year Fixed Account")



- DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account (see "The Fixed Account -- DCA Fixed Account").



TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. You may establish automated transfers among the accounts. Transfers into the DCA fixed account are not permitted. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (See "Making the Most of Your Contract -- Transferring Among Accounts")



WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (See "Withdrawals")



OPTIONAL BENEFITS: You can buy additional benefits with your contract. We offer optional living benefits, including: a guaranteed contract value on a future date (See "Optional Benefits -- Accumulation Protector Benefit(R) Rider") and a guaranteed minimum withdrawal benefit that permits you to withdraw a guaranteed amount from the contract over a period of time, which may include, under limited circumstances, the lifetime of a single person (SecureSource(SM) - Single Life) or the lifetime of you and your spouse (SecureSource(SM) - Joint Life) (See"Optional Benefits -- SecureSource(SM) Riders"). Optional living benefits require the use of a model portfolio which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of withdrawals that can be taken under the optional benefit during a contract year (See "Making the Most of Your Contract -- Portfolio Navigator"). We previously offered other optional living benefits (See "Optional
Benefits -- Optional Living Benefits Previously Offered"). Optional benefits may have eligibility requirements.



BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (See "Benefits in Case of Death")



ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The DCA fixed account is not available during the payout period. (See "The Annuity Payout Period")


--------------------------------------------------------------------------------

  6  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE
(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.

                    SEVEN-YEAR SCHEDULE                       FIVE-YEAR SCHEDULE
           YEARS FROM PURCHASE  WITHDRAWAL CHARGE   YEARS FROM PURCHASE  WITHDRAWAL CHARGE
             PAYMENT RECEIPT       PERCENTAGE         PAYMENT RECEIPT       PERCENTAGE
                    1                   8%                   1                   8%
                    2                   8                    2                   7
                    3                   7                    3                   6
                    4                   7                    4                   4
                    5                   6                    5                   2
                    6                   5               Thereafter               0
                    7                   3
                  Thereafter            0


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the contract options shown below and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout
Period -- Annuity Payout Plans.")


FOR CONTRACTS PURCHASED ON OR AFTER JUNE 19, 2006

                                                       AND YOUR AIR IS 3.5%, THEN                  AND YOUR AIR IS 5.0%, THEN
IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:             YOUR DISCOUNT RATE PERCENT (%) IS:          YOUR DISCOUNT RATE PERCENT (%) IS:
QUALIFIED
 Seven-year withdrawal charge schedule                            5.90%                                       7.40%
 Five-year withdrawal charge schedule                             6.15%                                       7.65%
NONQUALIFIED
 Seven-year withdrawal charge schedule                            6.10%                                       6.25%
 Five-year withdrawal charge schedule                             7.70%                                       7.85%

FOR ALL OTHER CONTRACTS

                                                       AND YOUR AIR IS 3.5%, THEN                  AND YOUR AIR IS 5.0%, THEN
IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:             YOUR DISCOUNT RATE PERCENT (%) IS:          YOUR DISCOUNT RATE PERCENT (%) IS:
QUALIFIED
 Seven-year withdrawal charge schedule                            6.00%                                       7.50%
 Five-year withdrawal charge schedule                             6.15%                                       7.65%
NONQUALIFIED
 Seven-year withdrawal charge schedule                            6.20%                                       6.35%
 Five-year withdrawal charge schedule                             7.70%                                       7.85%

--------------------------------------------------------------------------------

       RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   7

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR CONTRACTS PURCHASED ON OR AFTER JUNE 19, 2006

                                                          MORTALITY AND              VARIABLE ACCOUNT             TOTAL VARIABLE
                                                         EXPENSE RISK FEE          ADMINISTRATIVE CHARGE          ACCOUNT EXPENSE
QUALIFIED ANNUITIES
 ROP Death Benefit                                             0.90%                       0.15%                       1.05%
 MAV Death Benefit                                             1.10                        0.15                        1.25
NONQUALIFIED ANNUITIES
 ROP Death Benefit                                             1.05                        0.15                        1.20
 MAV Death Benefit                                             1.25                        0.15                        1.40

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR ALL OTHER CONTRACTS

                                                          MORTALITY AND              VARIABLE ACCOUNT             TOTAL VARIABLE
                                                         EXPENSE RISK FEE          ADMINISTRATIVE CHARGE          ACCOUNT EXPENSE
QUALIFIED ANNUITIES
 ROP Death Benefit                                             1.00%                       0.15%                         1.15%
 MAV Death Benefit                                             1.20                        0.15                          1.35
NONQUALIFIED ANNUITIES
 ROP Death Benefit                                             1.15                        0.15                          1.30
 MAV Death Benefit                                             1.35                        0.15                          1.50

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE FOR ALL CONTRACTS

QUALIFIED ANNUITIES
 ROP Death Benefit                                                1.20%               0.15%             1.35%
 MAV Death Benefit                                                1.40                0.15              1.55
NONQUALIFIED ANNUITIES
 ROP Death Benefit                                                1.35                0.15              1.50
 MAV Death Benefit                                                1.55                0.15              1.70

--------------------------------------------------------------------------------

  8  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

OTHER ANNUAL EXPENSES

 ANNUAL CONTRACT ADMINISTRATIVE CHARGE                         $40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary except at full withdrawal.)

OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED

If eligible, you may select one of the following optional living benefits. Each optional living benefit requires the use of an asset allocation model portfolio. The fees apply only if you elect one of these benefits.



ACCUMULATION PROTECTOR BENEFIT(R) RIDER FEE                   MAXIMUM: 1.75%    CURRENT: 0.55%



(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)



SECURESOURCE(R) -- SINGLE LIFE RIDER FEE                      MAXIMUM: 1.50%    CURRENT: 0.65%
SECURESOURCE(R) -- JOINT LIFE RIDER FEE                       MAXIMUM: 1.50%    CURRENT: 0.65%



(Charged annually on the contract anniversary as a percentage of the contract value or the total remaining benefit amount, whichever is greater.)


OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED

The following optional living benefits, except as noted, are no longer available for purchase. The fees apply only if you elected one of these benefits when you purchased your contract. Each optional living benefit requires the use of an asset allocation model portfolio.



GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER FEE            MAXIMUM: 1.50%    CURRENT: 0.65%



(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)



GUARANTOR(R) WITHDRAWAL BENEFIT RIDER FEE                     MAXIMUM: 1.50%    CURRENT: 0.55%



(As a percentage of contract value charged annually on the contract anniversary.)



INCOME ASSURER BENEFIT(R) - MAV RIDER FEE                     MAXIMUM: 1.50%    CURRENT: 0.30%
INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE      MAXIMUM: 1.75%    CURRENT: 0.60%
  RIDER FEE
INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5%              MAXIMUM: 2.00%    CURRENT: 0.65%
  ACCUMULATION BENEFIT BASE RIDER FEE



(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)


--------------------------------------------------------------------------------

       RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   9

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2007, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)


                                                                MINIMUM                       MAXIMUM
 Total expenses before fee waivers and/or expense
 reimbursements                                                  0.52%                         2.09%


(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                                   ACQUIRED FUND      GROSS TOTAL
                                                     MANAGEMENT        12B-1          OTHER          FEES AND           ANNUAL
                                                        FEES           FEES         EXPENSES        EXPENSES**         EXPENSES
 AIM V.I. Basic Value Fund, Series II Shares            0.67%          0.25%          0.29%               --%             1.21%
 AIM V.I. Capital Appreciation Fund, Series II          0.61           0.25           0.27                --              1.13
 Shares
 AIM V.I. Capital Development Fund, Series II           0.75           0.25           0.31                --              1.31(1)
 Shares
 AIM V.I. Global Health Care Fund, Series II Shares     0.75           0.25           0.32              0.01              1.33(1)
 AIM V.I. International Growth Fund, Series II          0.71           0.25           0.36              0.01              1.33(1)
 Shares
 AIM V.I. Mid Cap Core Equity Fund, Series II           0.72           0.25           0.29              0.03              1.29(1)
 Shares
 AllianceBernstein VPS Balanced Shares Portfolio        0.55           0.25           0.18                --              0.98
 (Class B)
 AllianceBernstein VPS Global Technology Portfolio      0.75           0.25           0.17                --              1.17
 (Class B)
 AllianceBernstein VPS Growth and Income Portfolio      0.55           0.25           0.04                --              0.84
 (Class B)
 AllianceBernstein VPS International Value              0.75           0.25           0.06                --              1.06
 Portfolio (Class B)
 American Century VP Inflation Protection, Class II     0.49           0.25           0.01                --              0.75
 American Century VP Mid Cap Value, Class II            0.90           0.25           0.01                --              1.16
 American Century VP Ultra(R), Class II                 0.90           0.25           0.01                --              1.16
 American Century VP Value, Class II                    0.83           0.25           0.01                --              1.09
 Columbia High Yield Fund, Variable Series, Class B     0.78           0.25           0.12                --              1.15(2)
 Columbia Marsico Growth Fund, Variable Series,         0.97             --           0.02                --              0.99
 Class A
 Columbia Marsico International Opportunities Fund,     1.02           0.25           0.12                --              1.39
 Variable Series, Class B
 Columbia Small Cap Value Fund, Variable Series,        0.80           0.25           0.09                --              1.14(3)
 Class B
 Credit Suisse Trust - Commodity Return Strategy        0.50           0.25           0.28                --              1.03(4)
 Portfolio
 Dreyfus Investment Portfolios MidCap Stock             0.75           0.25           0.05                --              1.05(5)
 Portfolio, Service Shares
 Dreyfus Variable Investment Fund Appreciation          0.75           0.25           0.05                --              1.05
 Portfolio, Service Shares
 Dreyfus Variable Investment Fund International         0.75           0.25           0.28                --              1.28
 Equity Portfolio, Service Shares
 Dreyfus Variable Investment Fund International         1.00           0.25           0.19                --              1.44
 Value Portfolio, Service Shares
 Eaton Vance VT Floating-Rate Income Fund               0.57           0.25           0.32                --              1.14
 Fidelity(R) VIP Contrafund(R) Portfolio Service        0.56           0.25           0.09                --              0.90
 Class 2
 Fidelity(R) VIP Growth Portfolio Service Class 2       0.56           0.25           0.09                --              0.90
 Fidelity(R) VIP Investment Grade Bond Portfolio        0.32           0.25           0.11                --              0.68
 Service Class 2
 Fidelity(R) VIP Mid Cap Portfolio Service Class 2      0.56           0.25           0.10                --              0.91
 Fidelity(R) VIP Overseas Portfolio Service Class 2     0.71           0.25           0.14                --              1.10


--------------------------------------------------------------------------------

  10  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND* (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                                   ACQUIRED FUND      GROSS TOTAL
                                                     MANAGEMENT        12B-1          OTHER          FEES AND           ANNUAL
                                                        FEES           FEES         EXPENSES        EXPENSES**         EXPENSES
 FTVIPT Franklin Income Securities Fund - Class 2       0.45%          0.25%          0.02%               --%             0.72%
 FTVIPT Franklin Rising Dividends Securities            0.58           0.25           0.02              0.01              0.86(6)
 Fund - Class 2
 FTVIPT Franklin Small-Mid Cap Growth Securities        0.47           0.25           0.28              0.01              1.01(6)
 Fund - Class 2
 FTVIPT Mutual Shares Securities Fund - Class 2         0.59           0.25           0.13                --              0.97
 FTVIPT Templeton Global Income Securities              0.50           0.25           0.14                --              0.89
 Fund - Class 2
 FTVIPT Templeton Growth Securities Fund - Class 2      0.73           0.25           0.03                --              1.01
 Goldman Sachs VIT Mid Cap Value                        0.80             --           0.07                --              0.87
 Fund - Institutional Shares
 Goldman Sachs VIT Structured U.S. Equity               0.65             --           0.07                --              0.72(7)
 Fund - Institutional Shares
 Janus Aspen Series Large Cap Growth Portfolio:         0.64           0.25           0.02              0.01              0.92
 Service Shares
 Legg Mason Partners Variable Small Cap Growth          0.75             --           0.35                --              1.10(8)
 Portfolio, Class I
 MFS(R) New Discovery Series - Service Class            0.90           0.25           0.11                --              1.26
 MFS(R) Total Return Series - Service Class             0.75           0.25           0.08                --              1.08(9)
 MFS(R) Utilities Series - Service Class                0.75           0.25           0.10                --              1.10(9)
 Oppenheimer Capital Appreciation Fund/VA, Service      0.64           0.25           0.02                --              0.91
 Shares
 Oppenheimer Global Securities Fund/VA, Service         0.62           0.25           0.02                --              0.89
 Shares
 Oppenheimer Main Street Small Cap Fund/VA, Service     0.70           0.25           0.02                --              0.97
 Shares
 Oppenheimer Strategic Bond Fund/VA, Service Shares     0.57           0.25           0.02              0.02              0.86(10)
 PIMCO VIT All Asset Portfolio, Advisor Share Class     0.18           0.25           0.25              0.69              1.37(11)
 Putnam VT Health Sciences Fund - Class IB Shares       0.70           0.25           0.13                --              1.08
 Putnam VT International Equity Fund - Class IB         0.73           0.25           0.11              0.01              1.10
 Shares
 Putnam VT Small Cap Value Fund - Class IB Shares       0.77           0.25           0.10              0.07              1.19
 Putnam VT Vista Fund - Class IB Shares                 0.65           0.25           0.11                --              1.01
 RVST RiverSource(R) Partners Variable                  0.70           0.13           0.16                --              0.99(12)
 Portfolio - Fundamental Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Fundamental Value Fund)
 RVST RiverSource(R) Partners Variable                  0.83           0.13           1.13                --              2.09(12)
 Portfolio - Select Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Select Value Fund)
 RVST RiverSource(R) Partners Variable                  0.97           0.13           0.18                --              1.28(12)
 Portfolio - Small Cap Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Small Cap Value Fund)
 RVST RiverSource(R) Variable Portfolio - Cash          0.33           0.13           0.14                --              0.60
 Management Fund
 RVST RiverSource(R) Variable                           0.45           0.13           0.16                --              0.74
 Portfolio - Diversified Bond Fund
 RVST RiverSource(R) Variable                           0.59           0.13           0.14                --              0.86
 Portfolio - Diversified Equity Income Fund
 RVST RiverSource(R) Variable Portfolio - Global        0.44           0.13           0.17                --              0.74(12)
 Inflation Protected Securities Fund
 RVST RiverSource(R) Variable Portfolio - Growth        0.60           0.13           0.16                --              0.89
 Fund
 RVST RiverSource(R) Variable Portfolio - High          0.59           0.13           0.15                --              0.87
 Yield Bond Fund
 RVST RiverSource(R) Variable Portfolio - Income        0.61           0.13           0.17                --              0.91
 Opportunities Fund
 RVST RiverSource(R) Variable Portfolio - Large Cap     0.58           0.13           0.15                --              0.86
 Equity Fund
 RVST RiverSource(R) Variable Portfolio - Mid Cap       0.58           0.13           0.15                --              0.86
 Growth Fund
 RVST RiverSource(R) Variable Portfolio - Mid Cap       0.73           0.13           0.17                --              1.03(12)
 Value Fund
 RVST RiverSource(R) Variable Portfolio - S&P 500       0.22           0.13           0.17                --              0.52(12)
 Index Fund
 RVST RiverSource(R) Variable Portfolio - Short         0.48           0.13           0.18                --              0.79
 Duration U.S. Government Fund
 RVST Threadneedle(R) Variable Portfolio - Emerging     1.11           0.13           0.26                --              1.50
 Markets Fund
 (previously RiverSource(R) Variable
 Portfolio - Emerging Markets Fund)
 RVST Threadneedle(R) Variable                          0.69           0.13           0.19                --              1.01
 Portfolio - International Opportunity Fund
 (previously RiverSource(R) Variable
 Portfolio - International Opportunity Fund)
 Van Kampen Life Investment Trust Comstock              0.56           0.25           0.03                --              0.84
 Portfolio, Class II Shares
 Van Kampen UIF Global Real Estate Portfolio, Class     0.85           0.35           0.38                --              1.58(13)
 II Shares


--------------------------------------------------------------------------------

      RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   11

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND* (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                                   ACQUIRED FUND      GROSS TOTAL
                                                     MANAGEMENT        12B-1          OTHER          FEES AND           ANNUAL
                                                        FEES           FEES         EXPENSES        EXPENSES**         EXPENSES
 Van Kampen UIF Mid Cap Growth Portfolio, Class II      0.75%          0.35%          0.35%               --%             1.45%(13)
 Shares
 Van Kampen UIF U.S. Real Estate Portfolio, Class       0.74           0.35           0.29                --              1.38(13)
 II Shares
 Wanger International Small Cap                         0.88             --           0.11                --              0.99
 (effective June 1, 2008, the Fund will change its
 name to Wanger International)
 Wanger U.S. Smaller Companies                          0.90             --           0.05                --              0.95
 (effective June 1, 2008, the Fund will change its
 name to Wanger USA)



* The Funds provided the information on their expenses and we have not independently verified the information.


** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. In addition, effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from affiliated money market funds on investments by the Fund in such affiliated money market funds. These waiver agreements are in effect through at least April 30, 2009. After fee waivers and expense reimbursements net expenses would be 1.30% for AIM V.I. Capital Development Fund, Series II Shares, 1.32% for AIM V.I. Global Health Care Fund, Series II Shares, 1.32% for AIM V.I. International Growth Fund, Series II Shares and 1.27% for AIM V.I. Mid Cap Core Equity Fund, Series II Shares.


(2) The Fund's investment adviser has contractually agreed to waive 0.19% of the distribution (12b-1) fees until April 30, 2009. In addition, the Fund's investment adviser has contractually agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual Fund operating expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, (if any)) do not exceed 0.60% annually through April 30, 2009. If these waivers were reflected in the above table, net expenses would be 0.66%. There is no guarantee that these waivers and/or limitations will continue after April 30, 2009.


(3) The Distributor and/or the Advisor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.10% of the Fund's average daily net assets. If the waiver were reflected in the above table, net expenses would be 1.10%. The Advisor or the Distributor may modify or terminate these arrangements at any time.


(4) Credit Suisse fee waivers are voluntary and may be discontinued at any time. After fee waivers and expense reimbursements net expenses would be 0.95% for Credit Suisse Trust - Commodity Return Strategy Portfolio.


(5) The Dreyfus Corporation has agreed, until May 1, 2009, to waive receipt of its fees and/or assume the expenses of the portfolio so that the net expenses (subject to certain exclusions) do not exceed 0.90% for Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares.


(6) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. After fee reductions net expenses would be 0.85% for FTVIPT Franklin Rising Dividends Securities Fund - Class 2 and 1.00% for FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2.


(7) The Investment Adviser has voluntarily agreed to reduce or limit "Other expenses" (subject to certain exclusions) equal on an annualized basis to 0.044% of the Fund's average daily net assets. The expense reduction may be terminated at any time at the option of the Investment Adviser. After expense reductions net expenses would be 0.71% for Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares.


(8) Because of voluntary waivers and/or reimbursements, actual total operating expenses are not expected to exceed 1.00%. These voluntary fee waivers and reimbursements do not cover brokerage, taxes, interest and extraordinary expenses and may be reduced or terminated at any time. After fee waivers and expense reimbursements net expenses would be 1.00%.


(9) MFS has agreed in writing to reduce its management fee to 0.65% for MFS Total Return Series annually on average daily net assets in excess of $3 billion and 0.70% for MFS Utilities Series annually on average daily net assets in excess of $1 billion. After fee reductions net expenses would be 1.05% for MFS Total Return Series - Service Class and 1.07% for MFS Utilities Series - Service Class. This written agreement will remain in effect until modified by the Fund's Board of Trustees.


(10) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2007, the transfer agent fees did not exceed this expense limitation. The Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the acquired fund fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund and OFI Master Loan Fund LLC. After fee waivers and expense reimbursements, the net expenses would be 0.82% for Oppenheimer Strategic Bond Fund/VA, Service Shares.


(11) PIMCO has contractually agreed through Dec. 31, 2008, to reduce its advisory fee to the extent that the "Acquired fund fees and expenses" attributable to advisory and administrative fees exceed 0.64% of the total assets invested in the acquired funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. After fee waivers and expense reimbursements, the net expenses would be 1.35%.


(12) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed: 0.98% for RVST RiverSource(R) Partners Variable
      Portfolio - Fundamental Value Fund, 1.03% for RVST RiverSource(R) Partners Variable Portfolio - Select Value Fund, 1.20% for RVST RiverSource(R) Partners Variable Portfolio - Small Cap Value Fund, 0.72% for RVST RiverSource(R) Variable Portfolio - Global Inflation Protected Securities Fund, 1.05% for RVST RiverSource(R) Variable Portfolio - Mid Cap Value Fund and 0.51% for RVST RiverSource(R) Variable Portfolio - S&P 500 Index Fund.


(13) After giving effect to the Adviser's voluntary fee waivers and/or expense reimbursement, the net expenses incurred by investors including certain investment related expenses, was 1.40% for Van Kampen UIF Global Real Estate Portfolio, Class II Shares, 1.16% for Van Kampen UIF Mid Cap Growth Portfolio, Class II Shares and 1.28% for Van Kampen UIF U.S. Real Estate Portfolio, Class II Shares.


--------------------------------------------------------------------------------

  12  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

CURRENTLY OFFERED


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds offered on or after May 1, 2007. They assume that you select the MAV Death Benefit and the Accumulation Protector Benefit(R) rider(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                      IF YOU WITHDRAW YOUR CONTRACT                    OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                AT THE END OF THE APPLICABLE TIME PERIOD:             AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY           1 YEAR     3 YEARS     5 YEARS     10 YEARS           1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Seven-year withdrawal charge
 schedule                      $1,340      $2,313      $3,277      $5,302             $540       $1,613      $2,677      $5,302
 Five-year withdrawal charge
 schedule                       1,371       2,300       3,013       5,527              571        1,700       2,813       5,527



QUALIFIED ANNUITY                      1 YEAR    3 YEARS    5 YEARS    10 YEARS          1 YEAR    3 YEARS    5 YEARS    10 YEARS
 Seven-year withdrawal charge
 schedule                              $1,324    $2,269     $3,209      $5,187            $524     $1,569     $2,609      $5,187
 Five-year withdrawal charge schedule  1,355      2,256      2,945       5,416             555      1,656      2,745       5,416


PREVIOUSLY OFFERED


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds for contracts we offered prior to May 1, 2007. They assume that you select the MAV Death Benefit and the Income Assurer Benefit(R) -- Greater of MAV or 5% Accumulation Benefit Base rider(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                      IF YOU WITHDRAW YOUR CONTRACT                    OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                AT THE END OF THE APPLICABLE TIME PERIOD:             AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY           1 YEAR     3 YEARS     5 YEARS     10 YEARS           1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Seven-year withdrawal charge
 schedule for contracts
 purchased on or after June
 19, 2006                      $1,370      $2,435      $3,533      $6,076             $570       $1,735      $2,933      $6,076
 Seven-year withdrawal charge
 schedule for all other
 contracts                      1,381       2,465       3,579       6,156              581        1,765       2,979       6,156
 Five-year withdrawal charge
 schedule                       1,401       2,423       3,272       6,315              601        1,823       3,072       6,315



QUALIFIED ANNUITY                      1 YEAR    3 YEARS    5 YEARS    10 YEARS          1 YEAR    3 YEARS    5 YEARS    10 YEARS
 Seven-year withdrawal charge
 schedule for contracts purchased on
 or after June 19, 2006                $1,355    $2,391     $3,462      $5,954            $555     $1,691     $2,862      $5,954
 Seven-year withdrawal charge
 schedule for all other contracts      1,365      2,420      3,509       6,035             565      1,720      2,909       6,035
 Five-year withdrawal charge schedule  1,386      2,379      3,203       6,196             586      1,779      3,003       6,196


--------------------------------------------------------------------------------

      RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   13

ALL CONTRACTS

MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                      IF YOU WITHDRAW YOUR CONTRACT                    OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                AT THE END OF THE APPLICABLE TIME PERIOD:             AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY           1 YEAR     3 YEARS     5 YEARS     10 YEARS           1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Seven-year withdrawal charge
 schedule for contracts
 purchased on or after June
 19, 2006                      $  979      $1,254      $1,554      $2,072             $179        $554       $  954      $2,072
 Seven-year withdrawal charge
 schedule for all other
 contracts                        989       1,285       1,607       2,180              189         585        1,007       2,180
 Five-year withdrawal charge
 schedule                       1,010       1,248       1,311       2,393              210         648        1,111       2,393



QUALIFIED ANNUITY                      1 YEAR    3 YEARS    5 YEARS    10 YEARS          1 YEAR    3 YEARS    5 YEARS    10 YEARS
 Seven-year withdrawal charge
 schedule for contracts purchased on
 or after June 19, 2006                 $964     $1,207     $1,475      $1,907            $164      $507      $  875      $1,907
 Seven-year withdrawal charge
 schedule for all other contracts        974      1,239      1,528       2,017             174       539         928       2,017
 Five-year withdrawal charge schedule    994      1,201      1,233       2,234             194       601       1,033       2,234



(1) In these examples, the $40 contract administrative charge is estimated as a .026% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.

--------------------------------------------------------------------------------

  14  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION


You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix K.


FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statements date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under New York law on Oct. 12, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life of NY.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example,

--------------------------------------------------------------------------------

      RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS 15 various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, RiverSource Partners Variable Portfolio funds, Threadneedle Variable Portfolio funds, and Disciplined Asset Allocation Portfolios funds. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2007.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

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  16  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authorities (FINRA).


  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

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      RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   17

UNLESS AN ASSET ALLOCATION PROGRAM WE OFFER IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS OR TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:



                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
AIM V.I. Basic Value Fund,         N             Y        Long-term growth of capital. Invests     Invesco Aim Advisors,
Series II Shares                                          at least 65% of its total assets in      Inc. adviser, advisory
                                                          equity securities of U.S. issuers that   entities affiliated
                                                          have market capitalizations of greater   with Invesco Aim
                                                          than $500 million and are believed to    Advisors, Inc.,
                                                          be undervalued in relation to            subadvisers.
                                                          long-term earning power or other
                                                          factors. The fund may invest up to 25%
                                                          of its total assets in foreign
                                                          securities.
AIM V.I. Capital                   Y             Y        Growth of capital. Invests principally   Invesco Aim Advisors,
Appreciation Fund, Series II                              in common stocks of companies likely     Inc. adviser, advisory
Shares                                                    to benefit from new or innovative        entities affiliated
                                                          products, services or processes as       with Invesco Aim
                                                          well as those with above-average         Advisors, Inc.,
                                                          long-term growth and excellent           subadvisers.
                                                          prospects for future growth. The fund
                                                          can invest up to 25% of its total
                                                          assets in foreign securities that
                                                          involve risks not associated with
                                                          investing solely in the United States.
AIM V.I. Capital Development       Y             Y        Long-term growth of capital. Invests     Invesco Aim Advisors,
Fund, Series II Shares                                    primarily in securities (including       Inc. adviser, advisory
                                                          common stocks, convertible securities    entities affiliated
                                                          and bonds) of small-and medium-sized     with Invesco Aim
                                                          companies. The Fund may invest up to     Advisors, Inc.,
                                                          25% of its total assets in foreign       subadvisers.
                                                          securities.
AIM V.I. Global Health Care        Y             Y        Capital Growth. The fund seeks to meet   Invesco Aim Advisors,
Fund, Series II Shares                                    its objective by investing, normally,    Inc. adviser, advisory
                                                          at least 80% of its assets in            entities affiliated
                                                          securities of health care industry       with Invesco Aim
                                                          companies. The fund may invest up to     Advisors, Inc.,
                                                          20% of its total assets in companies     subadvisers.
                                                          located in developing countries, i.e.,
                                                          those countries that are in the
                                                          initial stages of their industrial
                                                          cycles. The fund may also invest up to
                                                          5% of its total assets in
                                                          lower-quality debt securities, i.e.,
                                                          junk bonds.
AIM V.I. International             Y             Y        Long-term growth of capital. Invests     Invesco Aim Advisors,
Growth Fund, Series II                                    primarily in a diversified portfolio     Inc. adviser, advisory
Shares                                                    of international equity securities,      entities affiliated
                                                          whose issuers are considered to have     with Invesco Aim
                                                          strong earnings momentum. The fund may   Advisors, Inc.,
                                                          invest up to 20% of its total assets     subadvisers.
                                                          in security issuers located in
                                                          developing countries and in securities
                                                          exchangeable for or convertible into
                                                          equity securities of foreign
                                                          companies.


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  18  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
AIM V.I. Mid Cap Core Equity       N             Y        Long-term growth of capital. Invests     Invesco Aim Advisors,
Fund, Series II Shares                                    normally at least 80% of its net         Inc. adviser, advisory
                                                          assets, plus the amount of any           entities affiliated
                                                          borrowings for investment purposes, in   with Invesco Aim
                                                          equity securities, including             Advisors, Inc.,
                                                          convertible securities, of medium        subadvisers.
                                                          sized companies. The fund may invest
                                                          up to 20% of its net assets in equity
                                                          securities of companies in other
                                                          market capitalization ranges or in
                                                          investment grade debt securities. The
                                                          fund may also invest up to 25% of its
                                                          total assets in foreign securities.
AllianceBernstein VPS              N             Y        Total return consistent with             AllianceBernstein L.P.
Balanced Shares Portfolio                                 reasonable risk, through a combination
(Class B)                                                 of income and longer- term growth of
                                                          capital. Invests primarily in U.S.
                                                          government and agency obligations,
                                                          bonds, fixed-income and equity
                                                          securities of non-U.S. issuers
                                                          (including short-and long-term debt
                                                          securities and preferred stocks to the
                                                          extent the Advisor deems best adapted
                                                          to the current economic and market out
                                                          look), and common stocks.
AllianceBernstein VPS Global       Y             Y        Long-term growth of capital. The Fund    AllianceBernstein L.P.
Technology Portfolio (Class                               invests at least 80% of its net assets
B)                                                        in securities of companies that use
                                                          technology extensively in the
                                                          development of new or improved
                                                          products or processes. Invests in a
                                                          global portfolio of securities of U.S.
                                                          and foreign companies selected for
                                                          their growth potential.
AllianceBernstein VPS Growth       Y             Y        Long-term growth of capital. Invests     AllianceBernstein L.P.
and Income Portfolio (Class                               primarily in the equity securities of
B)                                                        domestic companies that the Advisor
                                                          deems to be undervalued.
AllianceBernstein VPS              Y             Y        Long-term growth of capital. Invests     AllianceBernstein L.P.
International Value                                       primarily in a diversified portfolio
Portfolio (Class B)                                       of equity securities of established
                                                          companies selected from more than 40
                                                          industries and from more than 40
                                                          developed and emerging market
                                                          countries.
American Century VP                N             Y        Long-term total return. To protect       American Century
Inflation Protection, Class                               against U.S. inflation.                  Investment Management,
II                                                                                                 Inc.


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      RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   19

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
American Century VP Mid Cap        Y             Y        Long-term capital growth with income     American Century
Value, Class II                                           as a secondary objective. Long-term      Investment Management,
                                                          capital growth with income as            Inc.
                                                          secondary objective. Invests primarily
                                                          in stocks of companies that management
                                                          believes are undervalued at the time
                                                          of purchase. The fund will invest at
                                                          least 80% of its assets in securities
                                                          of companies whose market
                                                          capitalization at the time of purchase
                                                          is within the capitalization range of
                                                          the Russell 3000 Index, excluding the
                                                          largest 100 such companies.
American Century VP                Y             Y        Long-term capital growth. Analytical     American Century
Ultra(R), Class II                                        research tools and techniques are used   Investment Management,
                                                          to identify the stocks of larger-sized   Inc.
                                                          companies that appear to have the best
                                                          opportunity of sustaining long-term
                                                          above average growth.
American Century VP Value,         Y             Y        Long-term capital growth, with income    American Century
Class II                                                  as a secondary objective. Invests        Investment Management,
                                                          primarily in stocks of companies that    Inc.
                                                          management believes to be undervalued
                                                          at the time of purchase.
Columbia High Yield Fund,          Y             Y        Total return, consisting of a high       Columbia Management
Variable Series, Class B                                  level of income and capital              Advisors, LLC,
                                                          appreciation. Under normal               advisor; MacKay
                                                          circumstances, the Fund invests at       Shields LLC,
                                                          least 80% of net assets in domestic      subadviser.
                                                          and foreign corporate below investment
                                                          grade debt securities. These
                                                          securities generally will be, at the
                                                          time of purchase, rated BB or below by
                                                          Standard & Poor's Corporation (S&P) or
                                                          Fitch, rated "Ba" or below by Moody's,
                                                          or unrated but determined by the
                                                          Advisor to be of comparable quality.
                                                          The Fund invests primarily in domestic
                                                          corporate below investment grade
                                                          securities (including private
                                                          placements), U.S. dollar-denominated
                                                          foreign corporate below investment
                                                          grade securities (including private
                                                          placements), zero-coupon bonds and
                                                          U.S. Government obligations. The Fund
                                                          may invest up to 20% of net assets in
                                                          equity securities that may include
                                                          convertible securities. The Fund is
                                                          not managed to a specific duration.


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  20  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Columbia Marsico Growth            Y             Y        Long-term growth of capital. Under       Columbia Management
Fund, Variable Series, Class                              normal circumstances, the Fund invests   Advisors, LLC,
A                                                         primarily in equity securities of        adviser; Marsico
                                                          large-capitalization companies that      Capital Management,
                                                          have market capitalizations of $5        LLC, sub-adviser.
                                                          billion or more at the time of
                                                          purchase. The Fund generally holds a
                                                          core position of between 35 and 50
                                                          common stocks. It may hold up to 25%
                                                          of total assets in foreign securities,
                                                          including in emerging market
                                                          securities.
Columbia Marsico                   Y             Y        Long-term growth of capital. Under       Columbia Management
International Opportunities                               normal circumstances, the Fund invests   Advisors, LLC,
Fund, Variable Series, Class                              at least 65% of total assets in common   adviser; Marsico
B                                                         stocks of foreign companies. The Fund    Capital Management,
                                                          may invest in companies of any size      LLC, sub-adviser.
                                                          throughout the world that are selected
                                                          for their long-term growth potential.
                                                          The Fund normally invests in issuers
                                                          from at least three different
                                                          countries not including the United
                                                          States. The Fund may invest in common
                                                          stocks of companies operating in or
                                                          economically tied to emerging markets
                                                          countries. Some issuers or securities
                                                          in the Fund's portfolio may be based
                                                          in or economically tied to the United
                                                          States.
Columbia Small Cap Value           Y             Y        Long-term capital appreciation. Under    Columbia Management
Fund, Variable Series, Class                              normal circumstances, the Fund invests   Advisors, LLC
B                                                         at least 80% of net assets in equity
                                                          securities of companies that have
                                                          market capitalizations in the range of
                                                          companies in the Russell 2000 Index at
                                                          the time of purchase that the Advisor
                                                          believes are undervalued and have the
                                                          potential for long-term growth. The
                                                          Fund may invest up to 20% of total
                                                          assets in foreign securities. The Fund
                                                          may also invest in real estate
                                                          investment trusts.


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      RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   21

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Credit Suisse Trust -              Y             Y        Total Return. Invests in                 Credit Suisse Asset
Commodity Return Strategy                                 commodity-linked derivative              Management, LLC
Portfolio                                                 instruments backed and fixed- income
                                                          securities. The portfolio invests in
                                                          commodity-linked derivative
                                                          instruments, such as commodity-linked
                                                          notes, swap agreements, commodity
                                                          options, futures and options on
                                                          futures that provide exposure to the
                                                          investment returns of the commodities
                                                          markets without investing directly in
                                                          physical commodities. The portfolio
                                                          invests all of its assets in
                                                          commodity-linked derivative
                                                          instruments, such as structured notes
                                                          and swaps, and fixed-income
                                                          securities, subject to applicable IRS
                                                          limits. The portfolio may also gain
                                                          exposure to commodity markets by
                                                          investing in the Credit Suisse Cayman
                                                          Commodity Fund II, a wholly owned
                                                          subsidiary of the Portfolio formed in
                                                          the Cayman Island.
Dreyfus Investment                 N             Y        Investment results greater than the      The Dreyfus
Portfolios MidCap Stock                                   total return performance of publicly     Corporation
Portfolio, Service Shares                                 traded common stocks of medium-sized
                                                          domestic companies in the aggregate,
                                                          as represented by the Standard &
                                                          Poor's Midcap 400 Index. The portfolio
                                                          normally invests at least 80% of its
                                                          assets in stocks of mid-size
                                                          companies. The portfolio invests in
                                                          growth and value stocks, which are
                                                          chosen through a disciplined
                                                          investment process that combines
                                                          computer modeling techniques,
                                                          fundamental analysis and risk
                                                          management. Consistency of returns
                                                          compared to the S&P 400 is a primary
                                                          goal of the investment process. The
                                                          portfolio's stock investments may
                                                          include common stocks, preferred
                                                          stocks, convertible securities and
                                                          depository receipts, including those
                                                          issued in initial public offerings or
                                                          shortly thereafter.


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  22  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Dreyfus Variable Investment        N             Y        Long-term capital growth consistent      The Dreyfus
Fund Appreciation Portfolio,                              with the preservation of capital. Its    Corporation; Fayez
Service Shares                                            secondary goal is current income. To     Sarofim & Co., sub-
                                                          pursue these goals, the portfolio        adviser.
                                                          normally invests at least 80% of its
                                                          assets in common stocks. The portfolio
                                                          focuses on "blue chip" companies with
                                                          total market capitalizations of more
                                                          than $5 billion at the time of
                                                          purchase, including multinational
                                                          companies. These established companies
                                                          have demonstrated sustained patterns
                                                          of profitability, strong balance
                                                          sheets, an expanding global presence
                                                          and the potential to achieve
                                                          predictable, above-average earnings
                                                          growth.
Dreyfus Variable Investment        Y             Y        Capital growth. To pursue this goal,     The Dreyfus
Fund International Equity                                 the portfolio primarily invests in       Corporation
Portfolio, Service Shares                                 growth stocks of foreign companies.
                                                          Normally, the portfolio invests at
                                                          least 80% of its assets in stocks,
                                                          including common stocks, preferred
                                                          stocks and convertible securities,
                                                          including those purchased in initial
                                                          public offering.
Dreyfus Variable Investment        Y             Y        Long-term capital growth. To pursue      The Dreyfus
Fund International Value                                  this goal, the portfolio normally        Corporation
Portfolio, Service Shares                                 invests at least 80% of its assets in
                                                          stocks. The portfolio ordinarily
                                                          invests most of its assets in
                                                          securities of foreign companies which
                                                          Dreyfus considers to be value
                                                          companies. The portfolio's stock
                                                          investments may include common stocks,
                                                          preferred stocks and convertible
                                                          securities, including those purchased
                                                          in initial public offerings or shortly
                                                          thereafter. The portfolio may invest
                                                          in companies of any size. The
                                                          portfolio may also invest in companies
                                                          located in emerging markets.


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      RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   23

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Eaton Vance VT Floating-           Y             Y        High level of current income. The Fund   Eaton Vance Management
Rate Income Fund                                          invests primarily in senior floating
                                                          rate loans ("Senior Loans"). Senior
                                                          Loans typically are of below
                                                          investment grade quality and have
                                                          below investment grade credit ratings,
                                                          which ratings are associated with
                                                          securities having high risk,
                                                          speculative characteristics. The Fund
                                                          invests at least 80% of its net assets
                                                          in income producing floating rate
                                                          loans and other floating rate debt
                                                          securities. The Fund may also purchase
                                                          investment grade fixed income debt
                                                          securities and money market
                                                          instruments. The Fund may invest up to
                                                          25% of its total assets in foreign
                                                          securities and may engage in certain
                                                          hedging transactions. The Fund may
                                                          purchase derivative instruments, such
                                                          as futures contracts and options
                                                          thereon, interest rate and credit
                                                          default swaps, credit linked notes and
                                                          currency hedging derivatives.
Fidelity(R) VIP                    Y             Y        Long-term capital appreciation.          Fidelity Management &
Contrafund(R) Portfolio                                   Normally invests primarily in common     Research Company
Service Class 2                                           stocks. Invests in securities of         (FMR), investment
                                                          companies whose value it believes is     manager; FMR U.K. and
                                                          not fully recognized by the public.      FMR Far East,
                                                          Invests in either "growth" stocks or     sub-advisers.
                                                          "value" stocks or both. The fund
                                                          invests in domestic and foreign
                                                          issuers.
Fidelity(R) VIP Growth             N             Y        Achieve capital appreciation. Normally   Fidelity Management &
Portfolio Service Class 2                                 invests primarily in common stocks.      Research Company
                                                          Invests in companies that it believes    (FMR), investment
                                                          have above-average growth potential      manager; FMR U.K., FMR
                                                          (stocks of these companies are often     Far East,
                                                          called "growth" stocks). The Fund        sub-advisers.
                                                          invests in domestic and foreign
                                                          issuers.
Fidelity(R) VIP Investment         Y             Y        High level of current income             Fidelity Management &
Grade Bond Portfolio Service                              consistent with the preservation of      Research Company
Class 2                                                   capital. Normally invests at least 80%   (FMR), investment
                                                          of assets in investment-grade debt       manager; FMR U.K., FMR
                                                          securities (those of medium and high     Far East,
                                                          quality) of all types and repurchase     sub-advisers.
                                                          agreements for those securities.
Fidelity(R) VIP Mid Cap            Y             Y        Long-term growth of capital. Normally    Fidelity Management &
Portfolio Service Class 2                                 invests primarily in common stocks.      Research Company
                                                          Normally invests at least 80% of         (FMR), investment
                                                          assets in securities of companies with   manager; FMR U.K., FMR
                                                          medium market capitalizations. May       Far East,
                                                          invest in companies with smaller or      sub-advisers.
                                                          larger market capitalizations. Invests
                                                          in domestic and foreign issuers. The
                                                          Fund invests in either "growth" or
                                                          "value" common stocks or both.


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  24  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Fidelity(R) VIP Overseas           Y             Y        Long-term growth of capital. Normally    Fidelity Management &
Portfolio Service Class 2                                 invests primarily in common stocks of    Research Company
                                                          foreign securities. Normally invests     (FMR), investment
                                                          at least 80% of assets in non-U.S.       manager; FMR U.K., FMR
                                                          securities.                              Far East, Fidelity
                                                                                                   International
                                                                                                   Investment Advisors
                                                                                                   (FIIA) and FIIA U.K.,
                                                                                                   sub-advisers.
FTVIPT Franklin Income             Y             Y        Maximize income while maintaining        Franklin Advisers,
Securities Fund - Class 2                                 prospects for capital appreciation.      Inc.
                                                          The Fund normally invests in both
                                                          equity and debt securities. The Fund
                                                          seeks income by investing in
                                                          corporate, foreign, and U.S. Treasury
                                                          bonds as well as stocks with dividend
                                                          yields the manager believes are
                                                          attractive.
FTVIPT Franklin Rising             N             Y        Long-term capital appreciation, with     Franklin Advisory
Dividends Securities                                      preservation of capital as an            Services, LLC
Fund - Class 2                                            important consideration. The Fund
                                                          normally invests at least 80% of its
                                                          net assets in investments of companies
                                                          that have paid rising dividends, and
                                                          normally invests predominantly in
                                                          equity securities.
FTVIPT Franklin Small - Mid        N             Y        Long-term capital growth. The Fund       Franklin Advisers,
Cap Growth Securities                                     normally invests at least 80% of its     Inc.
Fund - Class 2                                            net assets in investments of small
                                                          capitalization and mid capitalization
                                                          companies and normally invests
                                                          predominantly in equity securities.
FTVIPT Mutual Shares               N             Y        Capital appreciation, with income as a   Franklin Mutual
Securities Fund - Class 2                                 secondary goal. The Fund normally        Advisers, LLC
                                                          invests primarily in equity securities
                                                          of companies that the manager believes
                                                          are undervalued. The Fund also
                                                          invests, to a lesser extent in risk
                                                          arbitrage securities and distressed
                                                          companies.
FTVIPT Templeton Global            Y             Y        High current income consistent with      Franklin Advisers,
Income Securities Fund -                                  preservation of capital, with capital    Inc.
Class 2                                                   appreciation as a secondary
                                                          consideration. The Fund normally
                                                          invests mainly in debt securities of
                                                          governments and their political
                                                          subdivisions and agencies,
                                                          supranational organizations and
                                                          companies located anywhere in the
                                                          world, including emerging markets.


--------------------------------------------------------------------------------

      RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   25

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
FTVIPT Templeton Growth            Y             Y        Long-term capital growth. The Fund       Templeton Global
Securities Fund - Class 2                                 normally invests primarily in equity     Advisors Limited,
                                                          securities of companies located          adviser; Templeton
                                                          anywhere in the world, including those   Asset Management Ltd.,
                                                          in the U.S. and in emerging markets.     subadviser.
Goldman Sachs VIT Mid Cap          Y             Y        Long-term capital appreciation. The      Goldman Sachs Asset
Value Fund - Institutional                                Fund invests, under normal               Management, L.P.
Shares                                                    circumstances, at least 80% of its net
                                                          assets plus any borrowings for
                                                          investment purposes (measured at time
                                                          of purchase) ("Net Assets") in a
                                                          diversified portfolio of equity
                                                          investments in mid-cap issuers with
                                                          public stock market capitalizations
                                                          (based upon shares available for
                                                          trading on an unrestricted basis)
                                                          within the range of the market
                                                          capitalization of companies
                                                          constituting the Russell Midcap(R)
                                                          Value Index at the time of investment.
                                                          If the market capitalization of a
                                                          company held by the Fund moves outside
                                                          this range, the Fund may, but is not
                                                          required to, sell the securities. The
                                                          capitalization range of the Russell
                                                          Midcap(R) Value Index is currently
                                                          between $1.1 billion and $21 billion.
                                                          Although the Fund will invest
                                                          primarily in publicly traded U.S.
                                                          securities, it may invest up to 25% of
                                                          its Net Assets in foreign securities,
                                                          including securities of issuers in
                                                          countries with emerging markets or
                                                          economies ("emerging countries") and
                                                          securities quoted in foreign
                                                          currencies. The Fund may invest in the
                                                          aggregate up to 20% of its Net Assets
                                                          in companies with public stock market
                                                          capitalizations outside the range of
                                                          companies constituting the Russell
                                                          Midcap(R) Value Index at the time of
                                                          investment and in fixed-income
                                                          securities, such as government,
                                                          corporate and bank debt obligations.


--------------------------------------------------------------------------------

  26  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Goldman Sachs VIT Structured       Y             Y        Long-term growth of capital and          Goldman Sachs Asset
U.S. Equity                                               dividend income. The Fund invests,       Management, L.P.
Fund - Institutional Shares                               under normal circumstances, at least
                                                          80% of its net assets plus any
                                                          borrowings for investment purposes
                                                          (measured at the time of purchase)
                                                          ("Net Assets") in a diversified
                                                          portfolio of equity investments in
                                                          U.S. issuers, including foreign
                                                          companies that are traded in the
                                                          United States. However, it is
                                                          currently anticipated that, under
                                                          normal circumstances, the Fund will
                                                          invest at least 95% of its Net Assets
                                                          in such equity investments. The Fund's
                                                          investments are selected using a
                                                          variety of quantitative techniques,
                                                          derived from fundamental research
                                                          including but not limited to
                                                          valuation, momentum, profitability and
                                                          earnings quality, in seeking to
                                                          maximize the Fund's expected returns.
                                                          The Fund maintains risk, style,
                                                          capitalization and industry
                                                          characteristics similar to the S&P 500
                                                          Index. The S&P 500 Index is an index
                                                          of large-cap stocks designed to
                                                          reflect a broad representation of the
                                                          U.S. economy. The Fund seeks to
                                                          maximize expected return while
                                                          maintaining these and other
                                                          characteristics similar to the
                                                          benchmark. The Fund is not required to
                                                          limit its investments to securities in
                                                          the S&P 500 Index.
Janus Aspen Series Large Cap       Y             Y        Long-term growth of capital in a         Janus Capital
Growth Portfolio: Service                                 manner consistent with the               Management LLC
Shares                                                    preservation of capital. Invests under
                                                          normal circumstances at least 80% of
                                                          its net assets in common stocks of
                                                          large-sized companies. Large-sized
                                                          companies are those whose market
                                                          capitalization falls within the range
                                                          of companies in the Russell 1000(R)
                                                          Index at the time of purchase.
Legg Mason Partners Variable       Y             Y        Long-term growth of capital. Under       Legg Mason Partners
Small Cap Growth Portfolio,                               normal circumstances, the fund invests   Fund Advisor, LLC,
Class I                                                   at least 80% of its net assets in        adviser; ClearBridge
                                                          equity securities of companies with      Advisors, LLC,
                                                          small market capitalizations and         sub-adviser.
                                                          related investments.


--------------------------------------------------------------------------------

      RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   27

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
MFS(R) New Discovery               N             Y        Capital appreciation. Invests in         MFS Investment
Series - Service Class                                    stocks of companies MFS believes to      Management(R)
                                                          have above average earnings growth
                                                          potential compared to other companies
                                                          (growth companies). Growth companies
                                                          tend to have stock prices that are
                                                          high relative to their earnings,
                                                          dividends, book value, or other
                                                          financial measures. The Fund generally
                                                          focuses on companies with small
                                                          capitalizations.
MFS(R) Total Return                Y             Y        Total return. Invests primarily in       MFS Investment
Series - Service Class                                    equity and fixed income securities.      Management(R)
                                                          MFS invests between 40% and 75% of the
                                                          fund's net assets in equity securities
                                                          and at least 25% of the fund's total
                                                          assets in fixed-income senior
                                                          securities.
MFS(R) Utilities Series -          Y             Y        Total return. Normally invests at        MFS Investment
Service Class                                             least 80% of the fund's net assets in    Management(R)
                                                          securities of issuers in the utilities
                                                          industry. The Fund's assets may be
                                                          invested in companies of any size.
Oppenheimer Capital                Y             Y        Capital appreciation by investing in     OppenheimerFunds, Inc.
Appreciation Fund/VA,                                     securities of well-known, established
Service Shares                                            companies.
Oppenheimer Global                 Y             Y        Long-term capital appreciation.          OppenheimerFunds, Inc.
Securities Fund/VA, Service                               Invests mainly in common stocks of
Shares                                                    U.S. and foreign issuers that are
                                                          "growth-type" companies, cyclical
                                                          industries and special situations that
                                                          are considered to have appreciation
                                                          possibilities.
Oppenheimer Main Street            Y             Y        Capital appreciation. Invests mainly     OppenheimerFunds, Inc.
Small Cap Fund/VA, Service                                in common stocks of
Shares                                                    small-capitalization U.S. companies
                                                          that the fund's investment manager
                                                          believes have favorable business
                                                          trends or prospects.
Oppenheimer Strategic Bond         Y             Y        High level of current income             OppenheimerFunds, Inc.
Fund/VA, Service Shares                                   principally derived from interest on
                                                          debt securities. Invests mainly in
                                                          three market sectors: debt securities
                                                          of foreign governments and companies,
                                                          U.S. government securities and
                                                          lower-rated high yield securities of
                                                          U.S. and foreign companies.


--------------------------------------------------------------------------------

  28  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
PIMCO VIT All Asset                Y             Y        Maximum real return consistent with      Pacific Investment
Portfolio, Advisor Share                                  preservation of real capital and         Management Company LLC
Class                                                     prudent investment management period.
                                                          The Portfolio seeks to achieve its
                                                          investment objective by investing
                                                          under normal circumstances
                                                          substantially all of its assets in
                                                          Institutional Class shares of the
                                                          PIMCO Funds, an affiliated open-end
                                                          investment company, except the All
                                                          Asset and All Asset All Authority
                                                          Funds ("Underlying Funds"). Though it
                                                          is anticipated that the Portfolio will
                                                          not currently invest in the European
                                                          StockPLUS(R) TR Strategy, Far East
                                                          (ex-Japan) StocksPLUS(R) TR Strategy,
                                                          Japanese StocksPLUS(R) TR Strategy,
                                                          StocksPLUS(R) Municipal-Backed and
                                                          StocksPLUS(R) TR Short Strategy Funds,
                                                          the Portfolio may invest in these
                                                          Funds in the future, without
                                                          shareholder approval, at the
                                                          discretion of the Portfolio's asset
                                                          allocation sub-adviser.
Putnam VT Health Sciences          N             Y        Capital appreciation. The fund pursues   Putnam Investment
Fund - Class IB Shares                                    its goal by investing mainly in common   Management, LLC
                                                          stocks of companies in the health
                                                          sciences industries, with a focus on
                                                          growth stocks. Under normal
                                                          circumstances, the fund invests at
                                                          least 80% of its net assets in
                                                          securities of (a) companies that
                                                          derive at least 50% of their assets,
                                                          revenues or profits from the
                                                          pharmaceutical, health care services,
                                                          applied research and development and
                                                          medical equipment and supplies
                                                          industries, or (b) companies Putnam
                                                          Management thinks have the potential
                                                          for growth as a result of their
                                                          particular products, technology,
                                                          patents or other market advantages in
                                                          the health sciences industries.
Putnam VT International            N             Y        Capital appreciation. The fund pursues   Putnam Investment
Equity Fund - Class IB                                    its goal by investing mainly in common   Management, LLC
Shares                                                    stocks of companies outside the United
                                                          States that Putnam Management believes
                                                          have favorable investment potential.
                                                          Under normal circumstances, the fund
                                                          invests at least 80% of its net assets
                                                          in equity investments.
Putnam VT Small Cap Value          N             Y        Capital appreciation. The fund pursues   Putnam Investment
Fund - Class IB Shares                                    its goal by investing mainly in common   Management, LLC
                                                          stocks of U.S. companies, with a focus
                                                          on value stocks. Under normal
                                                          circumstances, the fund invests at
                                                          least 80% of its net assets in small
                                                          companies of a size similar to those
                                                          in the Russell 2000 Value Index.


--------------------------------------------------------------------------------

      RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   29

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Putnam VT Vista Fund - Class       N             Y        Capital appreciation. The fund pursues   Putnam Investment
IB Shares                                                 its goal by investing mainly in common   Management, LLC
                                                          stocks of U.S. companies, with a focus
                                                          on growth stocks.
RVST RiverSource Partners          Y             Y        Long-term capital growth. The Fund's     RiverSource
Variable                                                  assets are primarily invested in         Investments, LLC,
Portfolio - Fundamental                                   equity securities of U.S. companies.     adviser; Davis
Value Fund (previously                                    Under normal market conditions, the      Selected Advisers,
RiverSource Variable                                      Fund's assets will be invested           L.P., subadviser.
Portfolio - Fundamental                                   primarily in companies with market
Value Fund)                                               capitalizations of at least $5 billion
                                                          at the time of the Fund's investment.
                                                          The Fund may invest up to 25% of its
                                                          net assets in foreign investments.
RVST RiverSource Partners          Y             Y        Long-term growth of capital. Invests     RiverSource
Variable Portfolio - Select                               primarily in equity securities of mid    Investments, LLC,
Value Fund (previously                                    cap companies as well as companies       adviser; Systematic
RiverSource Variable                                      with larger and smaller market           Financial Management,
Portfolio - Select Value                                  capitalizations. The Fund considers      L.P. and WEDGE Capital
Fund)                                                     mid-cap companies to be either those     Management L.L.P.,
                                                          with a market capitalization of up to    sub-advisers.
                                                          $15 billion or those whose market
                                                          capitalization falls within range of
                                                          the Russell Midcap(R) Value Index.
RVST RiverSource Partners          Y             Y        Long-term capital appreciation. Under    RiverSource
Variable Portfolio - Small                                normal market conditions, at least 80%   Investments, LLC,
Cap Value Fund (previously                                of the Fund's net assets will be         adviser; River Road
RiverSource Variable                                      invested in small cap companies with     Asset Management, LLC,
Portfolio - Small Cap Value                               market capitalization, at the time of    Donald Smith & Co.,
Fund)                                                     investment, of up to $2.5 billion or     Inc., Franklin
                                                          that fall within the range of the        Portfolio Associates
                                                          Russell 2000(R) Value Index. The Fund    LLC, Barrow, Hanley,
                                                          may invest up to 25% of its net assets   Mewhinney & Strauss,
                                                          in foreign investments.                  Inc. and Denver
                                                                                                   Investment Advisors
                                                                                                   LLC, subadvisers.
RVST RiverSource Variable          Y             Y        Maximum current income consistent with   RiverSource
Portfolio - Cash Management                               liquidity and stability of principal.    Investments, LLC
Fund                                                      Invests primarily in money market
                                                          instruments, such as marketable debt
                                                          obligations issued by corporations or
                                                          the U.S. government or its agencies,
                                                          bank certificates of deposit, bankers'
                                                          acceptances, letters of credit, and
                                                          commercial paper, including
                                                          asset-backed commercial paper.


--------------------------------------------------------------------------------

  30  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
RVST RiverSource Variable          Y             Y        High level of current income while       RiverSource
Portfolio - Diversified Bond                              attempting to conserve the value of      Investments, LLC
Fund                                                      the investment for the longest period
                                                          of time. Under normal market
                                                          conditions, the Fund invests at least
                                                          80% of its net assets in bonds and
                                                          other debt securities. At least 50% of
                                                          the Fund's net assets will be invested
                                                          in securities like those included in
                                                          the Lehman Brothers Aggregate Bond
                                                          Index (Index), which are investment
                                                          grade and denominated in U.S. dollars.
                                                          The Index includes securities issued
                                                          by the U.S. government, corporate
                                                          bonds, and mortgage- and asset-backed
                                                          securities. Although the Fund
                                                          emphasizes high- and medium-quality
                                                          debt securities, it will assume some
                                                          credit risk to achieve higher yield
                                                          and/or capital appreciation by buying
                                                          lower-quality (junk) bonds. The Fund
                                                          may invest up to 25% of its net assets
                                                          in foreign investments, which may
                                                          include instruments in emerging
                                                          markets.
RVST RiverSource Variable          Y             Y        High level of current income and, as a   RiverSource
Portfolio - Diversified                                   secondary goal, steady growth of         Investments, LLC
Equity Income Fund                                        capital. Under normal market
                                                          conditions, the Fund invests at least
                                                          80% of its net assets in
                                                          dividend-paying common and preferred
                                                          stocks. The Fund may invest up to 25%
                                                          of its net assets in foreign
                                                          investments.
RVST RiverSource Variable          Y             Y        Total return that exceeds the rate of    RiverSource
Portfolio - Global Inflation                              inflation over the long-term.            Investments, LLC
Protected Securities Fund                                 Non-diversified mutual fund that,
                                                          under normal market conditions,
                                                          invests at least 80% of its net assets
                                                          in inflation-protected debt
                                                          securities. These securities include
                                                          inflation-indexed bonds of varying
                                                          maturities issued by U.S. and foreign
                                                          governments, their agencies or
                                                          instrumentalities, and corporations.
RVST RiverSource Variable          Y             Y        Long-term capital growth. Invests        RiverSource
Portfolio - Growth Fund                                   primarily in common stocks and           Investments, LLC
                                                          securities convertible into common
                                                          stocks that appear to offer growth
                                                          opportunities. These growth
                                                          opportunities could result from new
                                                          management, market developments, or
                                                          technological superiority. The Fund
                                                          may invest up to 25% of its net assets
                                                          in foreign investments.


--------------------------------------------------------------------------------

      RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   31

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
RVST RiverSource Variable          Y             Y        High current income, with capital        RiverSource
Portfolio - High Yield Bond                               growth as a secondary objective. Under   Investments, LLC
Fund                                                      normal market conditions, the Fund
                                                          invests at least 80% of its net assets
                                                          in high-yield debt instruments
                                                          (commonly referred to as "junk")
                                                          including corporate debt securities as
                                                          well as bank loans rated below
                                                          investment grade by a nationally
                                                          recognized statistical rating
                                                          organization, or if unrated,
                                                          determined to be of comparable
                                                          quality. Up to 25% of the Fund may be
                                                          invested in high yield debt
                                                          instruments of foreign issuers.
RVST RiverSource Variable          Y             Y        High total return through current        RiverSource
Portfolio - Income                                        income and capital appreciation. Under   Investments, LLC
Opportunities Fund                                        normal market conditions, the Fund
                                                          invests primarily in income-producing
                                                          debt securities with an emphasis on
                                                          the higher rated segment of the
                                                          high-yield (junk bond) market. These
                                                          income-producing debt securities
                                                          include corporate debt securities as
                                                          well as bank loans. The Fund will
                                                          purchase only securities rated B or
                                                          above, or unrated securities believed
                                                          to be of the same quality. If a
                                                          security falls below a B rating, the
                                                          Fund may continue to hold the
                                                          security. Up to 25% of the Fund may be
                                                          in foreign investments.
RVST RiverSource Variable          Y             Y        Capital appreciation. Under normal       RiverSource
Portfolio - Large Cap Equity                              market conditions, the Fund invests at   Investments, LLC
Fund                                                      least 80% of its net assets in equity
                                                          securities of companies with market
                                                          capitalization greater than $5 billion
                                                          at the time of purchase. The Fund may
                                                          invest up to 25% of its net assets in
                                                          foreign investments.
RVST RiverSource Variable          N             Y        Growth of capital. Under normal market   RiverSource
Portfolio - Mid Cap Growth                                conditions, the Fund invests at least    Investments, LLC
Fund                                                      80% of its net assets at the time of
                                                          purchase in equity securities of mid
                                                          capitalization companies. The
                                                          investment manager defines mid-cap
                                                          companies as those whose market
                                                          capitalization (number of shares
                                                          outstanding multiplied by the share
                                                          price) falls within the range of the
                                                          Russell Midcap(R) Growth Index.


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  32  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
RVST RiverSource Variable          Y             Y        Long-term growth of capital. Under       RiverSource
Portfolio - Mid Cap Value                                 normal circumstances, the Fund invests   Investments, LLC
Fund                                                      at least 80% of its net assets
                                                          (including the amount of any
                                                          borrowings for investment purposes) in
                                                          equity securities of medium-sized
                                                          companies. Medium-sized companies are
                                                          those whose market capitalizations at
                                                          the time of purchase fall within the
                                                          range of the Russell Midcap(R) Value
                                                          Index. The Fund may invest up to 25%
                                                          of its net assets in foreign
                                                          investments.
RVST RiverSource Variable          Y             Y        Long-term capital appreciation. The      RiverSource
Portfolio - S&P 500 Index                                 Fund seeks to provide investment         Investments, LLC
Fund                                                      results that correspond to the total
                                                          return (the combination of
                                                          appreciation and income) of
                                                          large-capitalization stocks of U.S.
                                                          companies. The Fund invests in common
                                                          stocks included in the Standard &
                                                          Poor's 500 Composite Stock Price Index
                                                          (S&P 500). The S&P 500 is made up
                                                          primarily of large-capitalization
                                                          companies that represent a broad
                                                          spectrum of the U.S. economy.
RVST RiverSource Variable          Y             Y        High level of current income and         RiverSource
Portfolio - Short Duration                                safety of principal consistent with      Investments, LLC
U.S. Government Fund                                      investment in U.S. government and
                                                          government agency securities. Under
                                                          normal market conditions, at least 80%
                                                          of the Fund's net assets are invested
                                                          in securities issued or guaranteed as
                                                          to principal and interest by the U.S.
                                                          government, its agencies or
                                                          instrumentalities.
RVST Threadneedle Variable         Y             Y        Long-term capital growth. The Fund's     RiverSource
Portfolio - Emerging Markets                              assets are primarily invested in         Investments, LLC,
Fund (previously RiverSource                              equity securities of emerging market     adviser; Threadneedle
Variable Portfolio -                                      companies. Under normal market           International Limited,
Emerging Markets Fund)                                    conditions, at least 80% of the Fund's   an indirect wholly-
                                                          net assets will be invested in           owned subsidiary of
                                                          securities of companies that are         Ameriprise Financial,
                                                          located in emerging market countries,    sub-adviser.
                                                          or that earn 50% or more of their
                                                          total revenues from goods and services
                                                          produced in emerging market countries
                                                          or from sales made in emerging market
                                                          countries.
RVST Threadneedle Variable         Y             Y        Capital appreciation. Invests            RiverSource
Portfolio - International                                 primarily in equity securities of        Investments, LLC,
Opportunity Fund (previously                              foreign issuers that are believed to     adviser; Threadneedle
RiverSource Variable                                      offer strong growth potential. The       International Limited,
Portfolio - International                                 Fund may invest in developed and in      an indirect wholly-
Opportunity Fund)                                         emerging markets.                        owned subsidiary of
                                                                                                   Ameriprise Financial,
                                                                                                   sub-adviser.


--------------------------------------------------------------------------------

      RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   33

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Van Kampen Life Investment         Y             Y        Capital growth and income through        Van Kampen Asset
Trust Comstock Portfolio,                                 investments in equity securities,        Management
Class II Shares                                           including common stocks, preferred
                                                          stocks and securities convertible into
                                                          common and preferred stocks. The
                                                          Portfolio emphasizes value style of
                                                          investing seeking well-established,
                                                          undervalued companies believed by the
                                                          Portfolio's investment adviser to
                                                          posses the potential for capital
                                                          growth and income.
Van Kampen UIF Global Real         Y             Y        Current income and capital               Morgan Stanley
Estate Portfolio, Class II                                appreciation. Invests primarily in       Investment Management
Shares                                                    equity securities of companies in the    Inc., doing business
                                                          real estate industry located             as Van Kampen,
                                                          throughout the world, including real     adviser; Morgan
                                                          estate operating companies, real         Stanley Investment
                                                          estate investment trusts and similar     Management Limited and
                                                          entities established outside the U.S.    Morgan Stanley
                                                          (foreign real estate companies).         Investment Management
                                                                                                   Company, sub-
                                                                                                   advisers.
Van Kampen UIF Mid Cap             Y             Y        Long-term capital growth. Invests        Morgan Stanley
Growth Portfolio, Class II                                primarily in growth-oriented equity      Investment Management
Shares                                                    securities of U.S. mid cap companies     Inc., doing business
                                                          and foreign companies, including         as Van Kampen.
                                                          emerging market securities.
Van Kampen UIF U.S. Real           N             Y        Above-average current income and         Morgan Stanley
Estate Portfolio, Class II                                long-term capital appreciation by        Investment Management
Shares                                                    investing primarily in equity            Inc., doing business
                                                          securities of companies in the U.S.      as Van Kampen.
                                                          real estate industry, including real
                                                          estate investment trusts.
                                                          Non-diversified Portfolio that invests
                                                          primarily in equity securities of
                                                          companies in the U.S. real estate
                                                          industry, including real estate
                                                          investment trusts.


--------------------------------------------------------------------------------

  34  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER

Wanger International Small         Y             Y        Long-term growth of capital. Invests     Columbia Wanger Asset
Cap                                                       primarily in stocks of companies based   Management, L.P.
Effective June 1, 2008, the                               outside the U.S. with market
Fund will change its name to                              capitalizations of less than $5
Wanger International.                                     billion at time of initial purchase.
                                                          Effective June 1, 2008:
                                                          Long-term growth of capital. Under
                                                          normal market circumstances, the Fund
                                                          invests a majority of its net assets
                                                          in small- and mid-sized companies with
                                                          market capitalizations under $5
                                                          billion at the time of investment.
                                                          However, if the Fund's investments in
                                                          such companies represent less than a
                                                          majority of its net assets, the Fund
                                                          may continue to hold and to make
                                                          additional investments in an existing
                                                          company in its portfolio even if that
                                                          company's capitalization has grown to
                                                          exceed $5 billion. Except as noted
                                                          above, under normal market
                                                          circumstances, the Fund may invest in
                                                          other companies with market
                                                          capitalizations above $5 billion,
                                                          provided that immediately after that
                                                          investment a majority of its net
                                                          assets would be invested in companies
                                                          with market capitalizations under $5
                                                          billion.

Wanger U.S. Smaller                Y             Y        Long-term growth of capital. Invests     Columbia Wanger Asset
Companies                                                 primarily in stocks of small- and        Management, L.P.
Effective June 1, 2008, the                               medium-size U.S. companies with market
Fund will change its name to                              capitalizations of less than $5
Wanger USA.                                               billion at time of initial purchase.
                                                          Effective June 1, 2008:
                                                          Long-term growth of capital. Under
                                                          normal market circumstances, the Fund
                                                          invests a majority of its net assets
                                                          in small- and mid-sized companies with
                                                          market capitalizations under $5
                                                          billion at the time of investment.
                                                          However, if the Fund's investments in
                                                          such companies represent less than a
                                                          majority of its net assets, the Fund
                                                          may continue to hold and to make
                                                          additional investments in an existing
                                                          company in its portfolio even if that
                                                          company's capitalization has grown to
                                                          exceed $5 billion. Except as noted
                                                          above, under normal market
                                                          circumstances, the Fund may invest in
                                                          other companies with market
                                                          capitalizations above $5 billion,
                                                          provided that immediately after that
                                                          investment a majority of its net
                                                          assets would be invested in companies
                                                          with market capitalizations under $5
                                                          billion.


--------------------------------------------------------------------------------

      RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   35

THE FIXED ACCOUNT


The fixed account is our general account. Amounts allocated to the fixed account become part of our general account. The fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life of NY annuities, product design, competition, and RiverSource Life of NY's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life of NY.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ONE-YEAR FIXED ACCOUNT

Unless an asset allocation program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account. The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see "Making the Most of Your Contract -- Transfer policies").

DCA FIXED ACCOUNT (APPLIES TO CONTRACTS ISSUED ON OR AFTER JUNE 19, 2006)

You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.

You may allocate your entire initial purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.

In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account to your investment allocations. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. We reserve the right to declare different annual effective rates:

- for the DCA fixed account and the one-year fixed account;

- for the DCA fixed accounts with terms of differing length;

- for amounts in the DCA fixed account you instruct us to transfer to the one-year fixed account;

- for amounts in the DCA fixed account you instruct us to transfer to the subaccounts.

The interest rates in effect for the DCA fixed account when we receive your purchase payment are guaranteed for the length of the term. When you allocate an additional purchase payment to an existing DCA fixed account term, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account of the same term on the date we receive your purchase payment. For DCA fixed accounts with an initial term (or, in the case of an additional purchase payment, a remaining term) of less than twelve months, the net effective interest rates we credit to the DCA fixed account balance will be less than the declared annual effective rates.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

- the DCA fixed account for a six month term;

- the DCA fixed account for a twelve month term;

- the Portfolio Navigator model portfolio in effect;

- if no Portfolio Navigator model portfolio is in effect, to the one-year fixed account or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account.

--------------------------------------------------------------------------------

  36  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:

- to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;

- to the Portfolio Navigator model portfolio then in effect;

- if no Portfolio Navigator model portfolio is in effect, then to the one-year fixed account or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account.

If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.

If you participate in a model portfolio, and you change to a different model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected model portfolio.

If your contract permits, and you discontinue your participation in a model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the asset allocation model portfolio in effect, or if no asset allocation model portfolio is in effect, in accordance with your investment instructions to us to the one-year fixed account and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of Your Contract -- Automated Dollar-Cost Averaging."

BUYING YOUR CONTRACT

Your investment professional will help you complete and submit an application and send it along with your initial purchase payment to our home office. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You may buy a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are age 85 or younger.

When you apply, you may select (if available):

- the one-year fixed account, the DCA fixed account and/or subaccounts in which you want to invest;

- how you want to make purchase payments;

- the length of the withdrawal charge schedule (5 or 7 years from our receipt of each purchase payment);

- a beneficiary;


- the optional Portfolio Navigator asset allocation program; and


- one of the following Death Benefits:

  - ROP Death Benefit; or

  - MAV Death Benefit.


In addition, you may also select (if available in your state):



ONE OF THE FOLLOWING OPTIONAL LIVING BENEFITS (ALL REQUIRE THE USE OF THE PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM):



- Accumulation Protector Benefit(R) rider



- SecureSource(SM) - Single Life rider



- SecureSource(SM) - Joint Life rider


--------------------------------------------------------------------------------

      RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   37

The contract provides for allocation of purchase payments to the one-year fixed account, the DCA fixed account and/or the subaccounts of the variable account in even 1% increments. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be allocated to the one-year fixed account if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

If your application is complete, we will process it and apply your purchase payment and any purchase payment credit to the one-year fixed account, the DCA fixed account and subaccounts you selected within two business days after we receive it at our home office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

You may make additional purchase payments to nonqualified and qualified annuities until the retirement date, subject to the contact's allowable maximum total purchase payments.

THE RETIREMENT DATE

Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin. The retirement date may not be earlier than 13 months after the effective contract date.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the retirement date must be:

- no later than the annuitant's 90th(1) birthday or the tenth contract anniversary, if purchased after age 80(1), or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, to comply with IRS regulations, the retirement date generally must be:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 90th(1) birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

(1) Applies to contracts purchased on or after June 19, 2006. For all other contracts, the retirement date must be no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75. Ask your investment professional which retirement date applies to you.

BENEFICIARY


We will pay the death benefit to your named beneficiary if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is more than one beneficiary we will pay each beneficiary's designated share when we receive their completed claim form. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim form. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)



If you select the SecureSource(SM) - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.


--------------------------------------------------------------------------------

  38  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may be limited under the terms of your contract or pursuant to state requirements.

MINIMUM INITIAL PURCHASE PAYMENT

  $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS

  $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*

  $1,000,000


* This limit applies in total to all RiverSource Life of NY annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code's limits on annual contributions also apply. We may also restrict cumulative additional purchase payments to $100,000 for contracts with a SecureSource(SM) rider, the Guarantor Withdrawal Benefit for Life(R) rider and will restrict cumulative purchase payments to $100,000 for contracts with the Guarantor(R) Withdrawal Benefit rider. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(R) rider.


HOW TO MAKE PURCHASE PAYMENTS

BY LETTER

Send your check along with your name and contract number to:

REGULAR MAIL:

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
P.O. Box 5555
Albany, NY 12205-0555

EXPRESS MAIL:

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
Albany, NY 12203

PURCHASE PAYMENT CREDITS

As of June 19, 2006, we no longer offer purchase payment credits. Purchase payment credits are available if you purchased a contract with the seven-year withdrawal charge schedule before June 19, 2006. See Appendix F for a description of the purchase payment credits that apply to your policy.

LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.

CHARGES

ALL CONTRACTS

CONTRACT ADMINISTRATIVE CHARGE


We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully withdrawn. We prorate this charge among the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value (1).



(1) For contracts purchased prior to Aug. 6, 2007, any amount deducted from the fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the fixed account in the contract year. In no instance will the charge from the fixed account exceed $30 in any contract year.


We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

--------------------------------------------------------------------------------

      RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   39

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE


We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the fixed account. We cannot increase these fees.


The mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

                                                                                                              QUALIFIED
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR CONTRACTS PURCHASED ON OR AFTER JUNE 19, 2006                       ANNUITIES
 ROP Death Benefit                                                                                              0.90%
 MAV Death Benefit                                                                                              1.10
 SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR ALL OTHER CONTRACTS
 ROP Death Benefit                                                                                              1.00%
 MAV Death Benefit                                                                                              1.20
 FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
 ROP Death Benefit                                                                                              1.20%
 MAV Death Benefit                                                                                              1.40

                                                                                         NONQUALIFIED
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR CONTRACTS PURCHASED ON OR AFTER JUNE 19, 2006   ANNUITIES
 ROP Death Benefit                                                                           1.05%
 MAV Death Benefit                                                                           1.25
 SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE FOR ALL OTHER CONTRACTS
 ROP Death Benefit                                                                           1.15%
 MAV Death Benefit                                                                           1.35
 FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
 ROP Death Benefit                                                                           1.35%
 MAV Death Benefit                                                                           1.55


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.


Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.

WITHDRAWAL CHARGE

If you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge applies to each purchase payment you make. The withdrawal charge lasts for 7 years or 5 years from our receipt of each purchase payment, depending on which withdrawal charge schedule you select when you purchase the contract (see "Expense Summary").


You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes a SecureSource(SM) rider, the Guarantor Withdrawal Benefit for Life(R) rider or the Guarantor(R) Withdrawal Benefit rider:



CONTRACTS WITHOUT SECURESOURCE(SM) RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER OR GUARANTOR(R) WITHDRAWAL BENEFIT RIDER



The TFA is the greater of:



- 10% of the contract value on the prior contract anniversary(1); or



- current contract earnings.


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  40  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

CONTRACTS WITH SECURESOURCE(SM) RIDER OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER



The TFA is the greatest of:



- 10% of the contract value on the prior contract anniversary(1);



- current contract earnings; or



- the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment.



CONTRACTS WITH GUARANTOR(R) WITHDRAWAL BENEFIT RIDER


The TFA is the greatest of:

- 10% of the contract value on the prior contract anniversary (1);

- current contract earnings; or

- the Remaining Benefit Payment

(1) We consider your initial purchase payment and any purchase payment credit to be the prior contract anniversary's contract value during the first contract year.

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1. We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2. We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this "first-in, first-out" rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.

EXAMPLE: Each time you make a purchase payment under the contract, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (THE WITHDRAWAL CHARGE PERCENTAGES FOR THE 5-YEAR AND 7-YEAR WITHDRAWAL CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY" ABOVE.) For example, if you select the 7-Year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (see "Expense Summary"), and then adding the total withdrawal charges.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. We pay you the amount you request.


Note that the withdrawal charge is assessed against the original amount of your purchase payments that are subject to a withdrawal charge, even if your contract has lost value. This means that purchase payments withdrawn may be greater than the amount of contract value you withdraw.



For an example, see Appendix A.


WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;


- if you elected the SecureSource(SM) rider or the Guarantor Withdrawal Benefit for Life(R) rider, the greater of your contract's Remaining Benefit Payment or Remaining Annual Lifetime Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;



- if you elected the Guarantor(R) Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;


- required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract currently in force; and

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      RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   41

- contracts settled using an annuity payout plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge.)


- withdrawals made as a result of one of the "Contingent events" described below (see your contract for additional conditions and restrictions);


- amounts we refund to you during the free look period;* and

- death benefits.

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on your contract option and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in a table in the "Expense Summary." (See "The Annuity Payout Period -- Annuity Payout Plans.")


POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED


ACCUMULATION PROTECTOR BENEFIT(R) RIDER FEE


We charge an annual fee of 0.55% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the fee from the contract value on the contract anniversary. We prorate this fee among the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. However, any amount deducted from the one-year fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the one-year fixed account in that contract year.


Once you elect the Accumulation Protector Benefit(R) rider, you may not cancel it and the fee will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.



Currently, the Accumulation Protector Benefit(R) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Accumulation Protector Benefit(R) rider charge will not exceed a maximum of 1.75%.



We will not change the Accumulation Protector Benefit(R) rider charge after the rider effective date unless:


(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge;

(b) you choose the spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next

--------------------------------------------------------------------------------

  42 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect. The waiting period for this rider will be restarted if you elect to change your model portfolio to one that causes the rider charge to increase more than 0.20% whenever the remaining waiting period just prior to the change is less than three years (see "Optional Benefits -- Accumulation Protector Benefit(R) Rider").


The fee does not apply after annuity payouts begin.


SECURESOURCE(SM) RIDER FEE



We charge an annual fee of 0.65% based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. The rider fee is the same whether you select the SecureSource(SM) -- Single Life rider or the SecureSource(SM) -- Joint Life rider.



We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. However, any amount deducted from the fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the fixed account in that contract year.



Once you elect a SecureSource(SM) rider, you may not cancel it and the fee will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.



Currently the SecureSource(SM) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The SecureSource(SM) rider charge will not exceed a maximum charge of 1.50%.



We will not change the SecureSource(SM) rider charge after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the SecureSource(SM) rider charge will not change until the end of the waiting period. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your Portfolio Navigator model portfolio;



(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge;



(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;



(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.



If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.



The fee does not apply after annuity payouts begin.



OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED



GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER FEE


We charge an annual fee of 0.65% of the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. However, any amount deducted from the fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the fixed account in that contract year.


Once you elect the Guarantor Withdrawal Benefit for Life(R) rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.


--------------------------------------------------------------------------------

      RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   43

Currently the Guarantor Withdrawal Benefit for Life(R) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor Withdrawal Benefit for Life(R) rider charge will not exceed a maximum charge of 1.50%.



We will not change the Guarantor Withdrawal Benefit for Life(R) rider charge after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the Guarantor Withdrawal Benefit for Life(R) rider charge will not change until the end of the waiting period. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your Portfolio Navigator model portfolio;


(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.


GUARANTOR(R) WITHDRAWAL BENEFIT RIDER FEE


We charge an annual fee of 0.55% of contract value for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. However, any amount deducted from the one-year fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the one-year fixed account in that contract year.


Once you elect the Guarantor(R) Withdrawal Benefit rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.



Currently the Guarantor(R) Withdrawal Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor(R) Withdrawal Benefit rider charge will not exceed a maximum charge of 1.50%.



We will not change the Guarantor(R) Withdrawal Benefit rider charge after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to step up before the third contract anniversary, the Guarantor(R) Withdrawal Benefit rider charge will not change until the third contract anniversary. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective step up or to elect to change your Portfolio Navigator model portfolio;


(b) you choose the spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

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  44  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

INCOME ASSURER BENEFIT(R) RIDER FEE



We charge an annual fee for this optional feature only if you select it. We determine the fee by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit(R) rider you select. There are three Income Assurer Benefit(R) rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit(R) Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit(R) is as follows:



                                                                MAXIMUM                       CURRENT
 Income Assurer Benefit(R) -- MAV                                1.50%                         0.30%
 Income Assurer Benefit(R) -- 5% Accumulation Benefit Base       1.75                          0.60
 Income Assurer Benefit(R) -- Greater of MAV or 5%
 Accumulation Benefit Base                                       2.00                          0.65



We deduct the fee from the contract value on your contract anniversary. We prorate this fee among the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. However, any amount deducted from the one-year fixed account will be limited to (1) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (2) any amounts allocated or transferred to the one-year fixed account in that contract year. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate Income Assurer Benefit()(R) fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.



Currently the Income Assurer Benefit(R) rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate charge for each model portfolio but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit(R) charge after the rider effective date, unless you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the charge and/or charge a separate charge for each model portfolio. If you decide to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the charge, you will pay the charge that is in effect on the valuation date we receive your written request to change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect. The waiting period for the rider will be restarted if you elect to change your model portfolio to one that causes the rider charge to increase more than 0.20% whenever the remaining waiting period just prior to the change is less than three years (see "Optional Benefits -- Income Assurer Benefit(R) Riders"). The fee does not apply after annuity payouts begin or the Income Assurer Benefit(R) terminates.


VALUING YOUR INVESTMENT

We value your accounts as follows:

THE FIXED ACCOUNT

THE FIXED ACCOUNT INCLUDES THE ONE-YEAR FIXED ACCOUNT AND THE DCA FIXED ACCOUNT.

We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:

- the sum of your purchase payments and any purchase payment credits allocated to the one-year fixed account and the DCA fixed account, and transfer amounts to the one-year fixed account;

- plus interest credited;

- minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit(R) rider;



  - SecureSource(SM) rider;



  - Guarantor Withdrawal Benefit for Life(R) rider;



  - Guarantor(R) Withdrawal Benefit rider;



  - Income Assurer Benefit(R) rider;


SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).

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      RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   45

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;

- transfers into or out of the subaccounts;

- partial withdrawals;

- withdrawal charges;

and the deduction of a prorated portion of:

- the contract administrative charge; and

- the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit(R) rider;



  - SecureSource(SM) rider;



  - Guarantor Withdrawal Benefit for Life(R) rider;



  - Guarantor()(R) Withdrawal Benefit rider; or



  - Income Assurer Benefit(R) rider.


Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account to one or more subaccounts. You can also obtain the benefits of dollar-cost averaging by setting up an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from the one-year fixed account into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn on the one-year fixed account will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

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  46  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                                      NUMBER
BY INVESTING AN EQUAL NUMBER                                      AMOUNT                 ACCUMULATION                OF UNITS
OF DOLLARS EACH MONTH ...                   MONTH                INVESTED                 UNIT VALUE                 PURCHASED
                                             Jan                   $100                      $20                       5.00
                                             Feb                    100                       18                       5.56
you automatically buy
more units when the
per unit market price is
low...                        ARROW

                                             Mar                    100                       17                       5.88
                                             Apr                    100                       15                       6.67
                                             May                    100                       16                       6.25
                                             Jun                    100                       18                       5.56
                                             Jul                    100                       17                       5.88
and fewer units
when the per unit
market price is high ...      ARROW

                                             Aug                    100                       19                       5.26
                                             Sept                   100                       21                       4.76
                                             Oct                    100                       20                       5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.


Dollar-cost averaging as described in this section is not available when a Portfolio Navigator model portfolio is in effect. However, subject to certain restrictions, dollar-cost averaging is available through the DCA fixed account. See the "DCA Fixed Account" and "Portfolio Navigator Asset Allocation Program" sections in this prospectus for details.


ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing or by any other method acceptable by us, to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.


Different rules apply to asset rebalancing under a Portfolio Navigator model portfolio (see "Portfolio Navigator Asset Allocation Program" and "Appendix G:
Asset Allocation Program for Contracts Purchased Before June 19, 2006" below).


As long as you are not participating in a Portfolio Navigator model portfolio, asset rebalancing is available for use with the DCA fixed account (see "DCA Fixed Account") only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the DCA fixed account, you must terminate the asset rebalancing program or the DCA fixed account, as you may choose.

PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM

The Portfolio Navigator Asset Allocation Program (PN program) described in this section replaces the previously offered asset allocation program described in Appendix G for owners of all contracts purchased on or after June 19, 2006 and for contract owners who choose to move from the previously offered asset allocation program to the PN program or who add the PN program on or after June 19, 2006. The PN program is available for nonqualified annuities and for qualified annuities.

The PN program allows you to allocate your contract value to a PN program model portfolio that consists of subaccounts, each of which invests in an underlying fund with a particular investment objective, and may include the one-year fixed account (if available under the PN program) that represent various asset classes (allocation options). The PN program also allows you to

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      RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   47
periodically update your model portfolio or transfer to a new model portfolio. You are required to participate in the PN program if your contract purchased on or after June 19, 2006 includes an optional Accumulation Protector Benefit(R) rider, SecureSource(SM) rider, Guarantor Withdrawal Benefit for Life(R) rider or Income Assurer Benefit(R) rider. If your contract does not include one of these riders, you also may elect to participate in the PN program. You should review any PN program information, including the terms of the PN program, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.



SERVICE PROVIDERS TO THE PN PROGRAM. RiverSource Investments, an affiliate of ours, serves as non-discretionary investment adviser for the PN program solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments enters into an investment advisory agreement with each contract owner participating in the PN program. In its role as investment adviser to the PN program, RiverSource Investments relies upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviews the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducts periodic due diligence and provides ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investment's role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investment's Form ADV, the SEC investment adviser registration form. The Disclosure Document is delivered to contract owners at or before the time they enroll in the PN program.


Currently, the PN program model portfolios are designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly owned subsidiary of Morningstar, Inc. RiverSource Investments may replace Morningstar Associates and may hire additional firms to assist with the development and periodic updates of the model portfolios in the future. Also, RiverSource Investments may elect to develop and periodically update the model portfolios without the assistance of a third party service provider.

The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.


We identify to Morningstar Associates the universe of allocation options that can be included in the model portfolios and, in limited circumstances, underlying funds of such allocation options (the universe of allocation options). The universe of allocation options may not include all allocation options available under your contract. We may modify from time to time such universe of allocation options. These modifications may reflect instructions from, or respond to actions taken by, any party making an allocation option available to us. For example, we may modify the universe of allocation options in response to the liquidation, merger or other closure of a fund. Once we identify this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictates to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio. However, as described below under "Potential Conflicts of Interest", there are certain conflicts of interest associated with RiverSource Investments and its affiliates' influence over the development and updating of the model portfolios.



POTENTIAL CONFLICTS OF INTEREST. In identifying the universe of allocation options, we and our affiliates, including RiverSource Investments, are subject to competing interests that may influence the allocation options we propose. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to the RiverSource Variable Series Trust and certain allocation options as well as compensation we or an affiliate of ours may receive for providing services in connection with the RiverSource Variable Series Trust and such allocation options or their underlying funds. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that RiverSource Investments does not advise are included in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.



As an affiliate of RiverSource Investments, the investment adviser to the RiverSource Variable Series Trust and certain allocation options, we may have an incentive to identify the RiverSource Variable Series Trust funds and such allocation options for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Series Trust monitors the performance of the RiverSource Variable Series Trust. In this role, RiverSource Investments may, from time to time, recommend certain changes to the board of directors of the RiverSource Variable Series Trust. These changes may include but not be limited to a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Series Trust fund. RiverSource Investments also may believe that certain RiverSource Variable Series Trust funds may benefit from additional assets or could be harmed by redemptions. All of these factors may impact RiverSource Investment's view regarding the composition and allocation of a model portfolio.


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  48  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may influence the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.

RiverSource Investments, we or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from the one-year fixed account than from other allocation options. We therefore may have an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.

Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.

PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which model portfolio most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the asset mix reflected in the model portfolio you select after completing the investor questionnaire is appropriate to your ability to withstand investment risk. Neither RiverSource Life of NY nor RiverSource Investments is responsible for your decision to participate in the PN program, your selection of a specific model portfolio or your decision to change to an updated or different model portfolio.

Currently, there are five PN model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. Each model portfolio specifies allocation percentages to each of the subaccounts and/or the one-year fixed account that make up that model portfolio. By participating in the PN program, you instruct us to invest your contract value in the subaccounts and/or the one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. By participating in the PN program, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.

If you initially allocate qualifying purchase payments to the DCA fixed account, when available (see "DCA Fixed Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the DCA fixed account into the model portfolio you have chosen.

Each model portfolio is evaluated periodically by Morningstar Associates, which may then provide updated recommendations to RiverSource Investments. As a result, the model portfolios may be updated from time to time (typically annually) with new allocation options and allocation percentages. When these reassessments are completed and changes to the model portfolios occur, you will receive a reassessment letter. This reassessment letter will notify you that the model portfolio has been reassessed and that, unless you instruct us not to do so, your contract value, less amounts allocated to the DCA fixed account, is scheduled to be reallocated according to the updated model portfolio. The reassessment letter will specify the scheduled reallocation date and will be sent to you at least 30 days prior to this date. Based on the written authorization you provided when you enrolled in the PN program, if you do not notify us otherwise, you will be deemed to have instructed us to reallocate your contract value, less amounts allocated to the DCA fixed account, according to the updated model portfolio. If you do not want your contract value, less amounts allocated to the DCA fixed account, to be reallocated according to the updated model portfolio, you must provide written or other authorized notification as specified in the reassessment letter.


In addition to this periodic reassessment and reallocation of the model portfolios, you may also request a change to your model portfolio up to twice per contract year by written request on an authorized form or by another method agreed to by us. Such changes include changing to a different model portfolio at any time or requesting to reallocate according to the updated version of your existing model portfolio other than according to the reassessment process described above. If your contract includes an optional Accumulation Protector Benefit(R) rider, Guarantor Withdrawal Benefit for Life(R) rider, Guarantor(R) Withdrawal Benefit rider or Income Assurer Benefit(R) rider and you make such a change (other than a scheduled periodic reallocation), we may charge you a higher fee for your rider. If your contract includes the Guarantor Withdrawal Benefit for Life(R) rider, we reserve the right to limit the number of model portfolios from which you can select, subject to state restrictions.


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      RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   49

We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:

- limit your choice of models based on the amount of your initial purchase payment we accept or when you take a withdrawal;

- cancel required participation in the program after 30 days written notice;

- substitute a fund of funds for your current model portfolio if permitted under applicable securities law; and

- discontinue the PN program. We will give you 30 days' written notice of any such change.

In addition, RiverSource Investments has the right to terminate its investment advisory agreement with you upon 30 days' written notice. If RiverSource Investments terminates its investment advisory agreement with you and other participants in the PN program, we would either have to find a replacement investment adviser or terminate the PN program unless otherwise permitted by applicable law, regulations or positions of the SEC staff.


The investment advisory agreement will terminate automatically in the event that we are notified of a death which results in a death benefit becoming payable under the contract. In this case, your investment advisory relationship with RiverSource Investments and the notification of future reassessments will cease, but prior instructions provided by you in connection with your participation in the PN program will continue (e.g. rebalancing instructions provided to insurer).


RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.

Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.

Quarterly rebalancing and periodic updating of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing or periodic updating of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.


PN PROGRAM UNDER THE ACCUMULATION PROTECTOR BENEFIT(R) RIDER, A SECURESOURCE(SM) RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER, GUARANTOR(R) WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT(R) RIDER



If you purchase the optional Accumulation Protector Benefit(R) rider, an optional SecureSource(SM) rider, the optional Guarantor Withdrawal Benefit for Life(R) rider, the optional Guarantor(R) Withdrawal Benefit rider or the optional Income Assurer Benefit(R) rider, you are required to participate in the PN program under the terms of each rider.



- ACCUMULATION PROTECTOR BENEFIT(R) RIDER: You cannot terminate the Accumulation Protector Benefit(R) rider. As long as the Accumulation Protector Benefit(R) rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit(R) rider automatically ends at the end of the waiting period as does the requirement that you participate in the PN program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT(R) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE WAITING PERIOD.



- SECURESOURCE(SM) RIDER OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER: The SecureSource(SM) riders and the Guarantor Withdrawal Benefit for Life(R) rider require that your contract value be invested in one of the model portfolios for the life of the contract. Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make. Because you cannot terminate a SecureSource(SM) rider or the Guarantor Withdrawal Benefit for Life(R) rider once you have selected it, you must terminate your contract by requesting a full


--------------------------------------------------------------------------------

  50 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE SECURESOURCE(SM) RIDER OR THE GUARANTOR(R) WITHDRAWAL BENEFIT FOR LIFE(R) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



- GUARANTOR(R) WITHDRAWAL BENEFIT RIDER: Because the Guarantor(R) Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor(R) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR(R) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



- INCOME ASSURER BENEFIT(R) RIDER: You can terminate the Income Assurer Benefit(R) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit(SM) rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(R) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT(R) RIDER IS IN EFFECT.


OPTIONAL PN PROGRAM


If you do not select the optional Accumulation Protector Benefit(R) rider, an optional SecureSource(SM) rider, the optional Guarantor Withdrawal Benefit for Life(R) rider, the optional Guarantor(R) Withdrawal Benefit rider or the optional Income Assurer Benefit(R) rider with your contract, you may elect to participate in the PN program.


You may elect the PN program at any time. You may cancel your participation in the PN program at any time by giving us written notice or by any other method authorized by us. Upon cancellation, automated rebalancing associated with the PN program will end. You may ask us in writing to allocate the variable subaccount portion of your policy value according to the percentage that you then choose (see "Asset Rebalancing"). You can elect to participate in the PN program again at any time.


You will also cancel the PN program if you initiate transfers other than transfers to one of the current model portfolios or transfers from the DCA fixed account (see "DCA Fixed Account"). Partial withdrawals do not cancel the PN program. Your participation in the PN program will terminate on the date you make a full withdrawal from your contract, on your retirement date or when your contract terminates for any reason.


TRANSFERRING AMONG ACCOUNTS

The transfer rights discussed in this section do not apply while a Portfolio Navigator model portfolio is in effect.

You may transfer contract value from any one subaccount, the one-year fixed account or the DCA fixed account to another subaccount before annuity payouts begin. (Certain restrictions apply to transfers involving the one-year fixed account.) You may not transfer contract value to the DCA fixed account.

The date your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts, you may not make a transfer from any subaccount back to the one-year fixed account for six months following that transfer. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from the one-year fixed account to the subaccounts once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. We reserve the right to further limit transfers to or from

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      RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   51
  the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may not transfer contract values from the subaccounts or the one-year fixed account into the DCA fixed account. However, you may transfer contract values from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account, as described above. (See "DCA Fixed Account.")

- Once annuity payouts begin, you may not make transfers to or from the one-year fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. When annuity payments begin, you must transfer all contract value out of your DCA accounts.

- We reserve the right to limit the number of transfers you may make in a contract year to 12.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE OR LESS RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower, too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;


- limiting the dollar amount that you may transfer at any one time;


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  52  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

- suspending the transfer privilege; or



- modifying instructions under an automatic transfer program to exclude a restricted fund if you do not provide new instructions.


Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners, uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

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      RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   53

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our home office:

REGULAR MAIL:
RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
P.O. Box 5555
Albany, NY 12205-0555

EXPRESS MAIL:
RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
Albany, NY 12203

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers among your one-year fixed account or the subaccounts or automated partial withdrawals from the one-year fixed account, DCA fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

- Transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- If a Portfolio Navigator model portfolio is in effect, you are not allowed to set up automated transfers except in connection with a DCA Fixed Account (see "The Fixed Account -- DCA Fixed Account" and "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program").

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

 3 BY PHONE

Call between 8 a.m. and 4:30 p.m. Eastern time:
(800) 504-0469

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                 Contract value or entire account balance
Withdrawals:              $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone

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  54  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS
withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our home office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. If we receive your withdrawal request at our home office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges or any applicable optional rider charges (see "Charges"), IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")



Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected a SecureSource(SM) rider, the Guarantor Withdrawal Benefit for Life(R) rider or the Guarantor(R) Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the rider, your benefits may be reduced (see "Optional Benefits").


In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see
"Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES


If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, the DCA fixed account and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. After executing a partial withdrawal, the value in the one-year fixed account and each subaccount must be either zero or at least $50.



(1) If you elected a SecureSource(SM) rider, you do not have the option to request from which account to withdraw.


RECEIVING PAYMENT

By regular or express mail:

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

  - the withdrawal amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.


TSA -- SPECIAL PROVISIONS


PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

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      RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   55

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:


  - you are at least age 59 1/2; or



  - you are disabled as defined in the Code; or



  - you severed employment with the employer who purchased the contract; or



  - the distribution is because of your death; or



  - effective Jan. 1, 2009 the distribution is due to plan termination; or



  - effective Jan. 1, 2009 you are military reservist.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP


You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our home office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.


If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit()(R), the rider will terminate upon transfer of ownership of the annuity contract. The SecureSource()(R) -- Joint Life rider, if selected, only allows transfer of the ownership of the annuity contract between covered spouses or their revocable trust(s); no other ownership changes are allowed while this rider is in force. The Accumulation Protector Benefit()(R) rider, the SecureSource(SM) -- Single Life rider, the Guarantor Withdrawal Benefit for Life()(R) rider and the Guarantor(@) Withdrawal Benefit rider will continue upon transfer of ownership of the annuity contract (see "Optional Benefits").


BENEFITS IN CASE OF DEATH

You must select a death benefit at the time you purchase your contract. There are two death benefit options available under your contact:

- Return of Purchase Payments (ROP) Death Benefit; or

- Maximum Anniversary Value (MAV) Death Benefit.

If both you and the annuitant are age 79 or younger at contract issue, you may select either death benefit. If either you or the annuitant are age 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that you elect in your contract. The death benefit you elect determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under both options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

For an example of how each death benefit is calculated, see Appendix C.

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  56  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

  ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV       =   PW X DB
    DEATH BENEFITS)                                                  ------------
                                                                     CV

  PW = the partial withdrawal including any applicable withdrawal charge.

  DB = the death benefit on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

MAXIMUM ANNIVERSARY VALUE (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments and purchase payment credits made to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments and any purchase payment credits, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, we will pay the beneficiary the greater of these two values:

1. contract value; or

2. total purchase payments and any purchase payment credits minus adjusted partial withdrawals.

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, we will pay the beneficiary the greatest of these three values:

1. contract value;

2. total purchase payments and any purchase payment credits minus adjusted partial withdrawals; or

3. the MAV on the date of death.

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(R), if selected, will terminate. The SecureSource(SM) - Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The Accumulation Protector Benefit(R) rider, the SecureSource(SM) - Single Life rider, the Guarantor Withdrawal Benefit for Life(R) rider and the Guarantor(R) Withdrawal Benefit rider, if selected, will continue (see "Optional Benefits").


If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.


Additionally, if your beneficiary is not your spouse, the optional SecureSource(SM) riders, if one is selected, will terminate.


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      RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   57

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


  Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(R), if selected, will terminate. The SecureSource(SM) -- Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The Accumulation Protector Benefit(R) rider, the SecureSource(SM) -- Single Life rider, the Guarantor Withdrawal Benefit for Life(R) and the Guarantor(R) Withdrawal Benefit rider, if selected, will continue (see "Optional Benefits").


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five-year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.


  Additionally, the optional SecureSource(SM) riders, if one is selected, will terminate.


- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED


ACCUMULATION PROTECTOR BENEFIT(R) RIDER



The Accumulation Protector Benefit(R) rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit(R) rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:



ON THE BENEFIT DATE, IF:                         THEN YOUR ACCUMULATION PROTECTOR BENEFIT(R) RIDER BENEFIT IS:
The Minimum Contract Accumulation Value          The contract value is increased on the benefit date to equal
(defined below) as determined under the          the Minimum Contract Accumulation Value as determined under
Accumulation Protector Benefit(R) rider is       the Accumulation Protector Benefit(R) rider on the benefit
greater than your contract value,                date.
The contract value is equal to or greater than   Zero; in this case, the Accumulation Protector Benefit(R)
the Minimum Contract Accumulation Value as       rider ends without value and no benefit is payable.
determined under the Accumulation Protector
Benefit(R) rider,



If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit(R) rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit(R) rider on the valuation date your contract value reached zero.



You may elect the Accumulation Protector Benefit(R) rider at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit(R) rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit(R) rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further charges for the rider will be deducted. The Accumulation Protector Benefit(R) rider may not be purchased with the optional SecureSource(SM) rider, the optional Guarantor Withdrawal Benefit for Life(R) rider, Guarantor(R) Withdrawal Benefit rider or any Income Assurer Benefit(R) rider. When the rider ends, you may be able to purchase another optional rider we


--------------------------------------------------------------------------------

  58 RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS then offer by written request received within 30 days of that contract anniversary date. The Accumulation Protector Benefit(R) rider may not be available in all states.



You should consider whether an Accumulation Protector Benefit(R) rider is appropriate for you because:


- you must participate in the Portfolio Navigator program if you purchase a contract on or after June 19, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this rider before June 19, 2006, you must participate in the asset allocation program (see "Appendix G: Asset Allocation Program for Contracts Purchased Before June 19, 2006"), however, you may elect to participate in the Portfolio Navigator program after June 19, 2006. The Portfolio Navigator program and the asset allocation program limits your choice of subaccounts and the one-year fixed account to those that are in the asset allocation model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts or the one-year fixed account that are available under the contract to contract owners who do not elect this rider;


- you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(R) rider;



- if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified
  Annuities -- Required Minimum Distributions"). Partial withdrawals, including those used to satisfy required minimum distributions, will reduce any potential benefit that the Accumulation Protector Benefit(R) rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;



- if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit(R) rider, which is the length of the waiting period under the Accumulation Protector Benefit(R) rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit(SM) rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit(R) rider may provide;



- the 10 year waiting period under the Accumulation Protector Benefit(R) rider will restart if you exercise the elective step up option (described below) or your surviving spouse exercises the spousal continuation elective step up (described below); and



- the 10 year waiting period under the Accumulation Protector Benefit(R) rider will be restarted on the latest contract anniversary if you elect to change model portfolios to one that causes the Accumulation Protector Benefit(R) rider charge to increase more than 0.20% whenever the remaining waiting period just prior to the change is less than three years.



Be sure to discuss with your investment professional whether a Accumulation Protector Benefit(R) rider is appropriate for your situation.



HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT(R):


BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.


MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit(R) rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.


ADJUSTMENTS FOR PARTIAL WITHDRAWALS: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

WAITING PERIOD: The waiting period for the rider is 10 years.


The 10 year waiting period under the Accumulation Protector Benefit()(R) rider will be restarted on the latest contract anniversary if you elect to change asset allocation models to one that causes the Accumulation Protector Benefit()(R) rider charge to increase more than 0.20% whenever the remaining waiting period just prior to the change is less than three years.


Your initial MCAV is equal to your initial purchase payment and any purchase payment credit. It is increased by the amount of any subsequent purchase payments and any purchase payment credits received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.

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AUTOMATIC STEP UP

On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION

Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.


When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit(R) rider at that time for new contract holders. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(R) rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.


The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

SPOUSAL CONTINUATION


If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(R) rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.


TERMINATING THE RIDER

The rider will terminate under the following conditions:

  The rider will terminate before the benefit date without paying a benefit on the date:

  - you take a full withdrawal; or

  - annuitization begins; or

  - the contract terminates as a result of the death benefit being paid.

  The rider will terminate on the benefit date.


For an example, see Appendix C.



SECURESOURCE(SM) RIDERS



There are two optional SecureSource(SM) riders available under your contract:



- SecureSource(SM) - Single Life; or



- SecureSource(SM) - Joint Life.



The information in this section applies to both SecureSource(SM) riders, unless otherwise noted.



The SecureSource(SM) - Single Life rider covers one person. The
SecureSource(SM) - Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource(SM) - Single Life rider or the SecureSource(SM) - Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.


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The SecureSource(SM) rider is an optional benefit that you may select for an additional annual charge if(1):



- SINGLE LIFE: you and the annuitant are 80 or younger on the date the contract is issued; or



- JOINT LIFE: you and your spouse are 80 or younger on the date the contract is issued.



(1) The SecureSource(SM) rider is not available under an inherited qualified annuity.



The SecureSource(SM) rider guarantees (unless the rider is terminated. See "Rider Termination" heading below.) that regardless of the investment performance of your contract you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:



- SINGLE LIFE: you have recovered at minimum all of your purchase payments or, if later, until death (see "At Death" heading below) -- even if the contract value is zero.



- JOINT LIFE: you have recovered at minimum all of your purchase payments or, if later, until the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below), even if the contract value is zero.



Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract -- Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.



The SecureSource(SM) rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.



Under the terms of the SecureSource(SM) rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting Period" heading below) and whether or not the lifetime withdrawal benefit has become effective:



(1) The basic withdrawal benefit gives you the right to take limited withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments (unless the rider is terminated. See "Rider Termination" heading below). Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment
    (GBP)", "Remaining Benefit Payment (RBP)", "Guaranteed Benefit Amount (GBA)" and "Remaining Benefit Amount (RBA)." See these headings below for more information.



(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited withdrawals until the later of:



    - SINGLE LIFE: death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below);



    - JOINT LIFE: death of the last surviving covered spouse (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below).



      Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment (ALP)", "Remaining Annual Lifetime Payment (RALP)", "Single Life only: Covered Person", "Joint Life only: Covered Spouses" and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.



Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the:



- SINGLE LIFE: covered person reaches age 68, or the rider effective date if the covered person is age 68 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below);



- JOINT LIFE: younger covered spouse reaches age 68, or the rider effective date if the younger covered spouse is age 68 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" and "Annual Lifetime Payments (ALP)" headings below).



Provided annuity payouts have not begun, the SecureSource(SM) rider guarantees that you may take the following withdrawal amounts each contract year:



- Before the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;



- After the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawal of the sum of both the RALP and the RBP in a contract year.


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If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your withdrawals in each contract year do not exceed the annual withdrawal amount allowed under the rider:



- SINGLE LIFE: and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for withdrawal will not decrease;



- JOINT LIFE: the guaranteed amounts available for withdrawal will not decrease.



If you withdraw more than the allowed withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).



Please note that basic withdrawal benefit and lifetime withdrawal benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.



If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").



The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").



If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.



You should consider whether a SecureSource(SM) rider is appropriate for you because:



- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:



  (a) SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:



     (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contact); or



     (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.



     JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).



  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.



  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on



     (i) SINGLE LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change; or



     (ii) JOINT LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below).



     Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.



  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.



- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts and one-year fixed account (if included) to those that are in the

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  62  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

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  model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts or the one-year fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program.") You may make two elective model portfolio changes per contract year; we reserve the right to limit elective model portfolio changes if required to comply with the written instructions of a fund (see "Market Timing").



  You can allocate your contract value to any available model portfolio during the following times: (1) prior to your first withdrawal and (2) following a benefit reset as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your model portfolio to any available model portfolio.



  Immediately following a withdrawal your contract value will be reallocated to the target model portfolio as shown in your contract if your current model portfolio is more aggressive than the target model portfolio. This automatic reallocation is not included in the total number of allowed model changes per contract year and will not cause your rider fee to increase. The target model portfolio is currently the Moderate model. We reserve the right to change the target model portfolio to a model portfolio that is more aggressive than the current target model portfolio after 30 days written notice.



  After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your model portfolio to the target model portfolio or any model portfolio that is more conservative than the target model portfolio without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to a model portfolio that is more aggressive than the target model portfolio, your rider benefit will be reset as follows:



  (a) the total GBA will be reset to the lesser of its current value or the contract value; and



  (b) the total RBA will be reset to the lesser of its current value or the contract value; and



  (c) the ALP, if established, will be reset to the lesser of its current value or:



     - SINGLE LIFE: 6%;



     - JOINT LIFE: 5.5%,



     of the contract value; and



  (d) the GBP will be recalculated as described below, based on the reset GBA and RBA; and



  (e) the RBP will be recalculated as the reset GBP less all prior withdrawals made during the current contract year, but not be less than zero; and



  (f) the RALP will be recalculated as the reset ALP less all prior withdrawals made during the current contract year, but not be less than zero.



  You may request to change your model portfolio by written request on an authorized form or by another method agreed to by us.



- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER YOUR CONTRACT: You may elect only the SecureSource(SM) - Single Life rider or the SecureSource(SM) - Joint Life rider. If you elect the SecureSource(SM) rider, you may not elect the Accumulation Protector Benefit(R) rider.



- NON-CANCELABLE: Once elected, the SecureSource(SM) rider may not be cancelled (except as provided under "Rider Termination" heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below). Dissolution of marriage does not terminate the SecureSource(SM) - Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource(SM) - Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only: Covered Spouses" below).



- JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
  Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal continuation provision of the contract upon the owner's death, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary. For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.



  If you select the SecureSource(SM) - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.



- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative additional purchase payments to $100,000.


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- INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the
  amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.



You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:



- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see
  "Taxes -- Nonqualified Annuities"). Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.



- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix E for additional information.



- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, a SecureSource(SM) rider may be of limited value to you.



KEY TERMS AND PROVISIONS OF THE SECURESOURCE(SM) RIDER ARE DESCRIBED BELOW:



WITHDRAWAL: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any withdrawal charge.



WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.



GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative withdrawals guaranteed by the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.



THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:



- At contract issue -- the GBA is equal to the initial purchase payment.



- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.



- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.



- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.



- When you make a withdrawal at any time and the amount withdrawn is:



  (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.



  (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.


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GBA EXCESS WITHDRAWAL PROCESSING



The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:



(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and



(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.



REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by the rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.



THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:



- At contract issue -- the RBA is equal to the initial purchase payment.



- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment).



- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.



- When you make a withdrawal at any time and the amount withdrawn is:



   (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.



   (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. Please note that if the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.



RBA EXCESS WITHDRAWAL PROCESSING



The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.



If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:



1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and



2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.



GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.



During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.



THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:



- At contract issue -- the GBP is established as 7% of the GBA value.



- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.



- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.



- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).


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- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.



- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.



- When you make a withdrawal at any time and the amount withdrawn is:



   (a) less than or equal to the total RBP -- the GBP remains unchanged.



   (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.



REMAINING BENEFIT PAYMENT (RBP): The amount available for withdrawal for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.



THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:



- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.



- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.



- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.



- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).



- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.



- When you make any withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.



SINGLE LIFE ONLY: COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner or annuitant. If the owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant. A spousal continuation or a change of contract ownership may reduce the amount of the lifetime withdrawal benefit and may change the covered person.



JOINT LIFE ONLY: COVERED SPOUSES: The contract owner and his or her legally married spouse as defined under federal law, as named on the application and as shown in the contract for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.



ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA):



- SINGLE LIFE: The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 68.



- JOINT LIFE: The age of the younger covered spouse at which time the lifetime benefit is established.



ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP under the lifetime withdrawal benefit is at any time the amount available for withdrawals in each contract year after the waiting period until the later of:



- SINGLE LIFE: death; or



- JOINT LIFE: death of the last surviving covered spouse; or



- the RBA is reduced to zero.


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The maximum ALP is:



- SINGLE LIFE: $300,000;



- JOINT LIFE: $275,000.



Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.



During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.



THE ALP IS DETERMINED AT THE FOLLOWING TIMES:



- SINGLE LIFE: The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 68 -- the ALP is established as 6% of the total RBA.



- JOINT LIFE: The ALP is established as 5.5% of the total RBA on the earliest of the following dates:



   (a) the rider effective date if the younger covered spouse has already reached age 68.



   (b) the rider anniversary on/following the date the younger covered spouse reaches age 68.



   (c) upon the first death of a covered spouse, then



     (1) the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 68; or



     (2) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 68; or



     (3) the rider anniversary on/following the date the surviving covered spouse reaches age 68.



   (d) Following dissolution of marriage of the covered spouses,



     (1) the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 68; or



     (2) the rider anniversary on/following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 68.



- When you make additional purchase payments -- each additional purchase payment increases the ALP by:



   - SINGLE LIFE: 6%;



   - JOINT LIFE: 5.5%,



   of the amount of the purchase payment.



- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



- SINGLE LIFE: At spousal continuation or contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).



- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by:



   - SINGLE LIFE: 6%;



   - JOINT LIFE: 5.5%,



   The step up reversal will only happen once during the waiting period, when the first withdrawal is made.



- When you make a withdrawal at any time and the amount withdrawn is:



(a) less than or equal to the RALP -- the ALP remains unchanged.



(b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.



ALP EXCESS WITHDRAWAL PROCESSING



The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or



   - SINGLE LIFE: 6%;



   - JOINT LIFE: 5.5%,



of the contract value immediately following the withdrawal.



REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less


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than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.



THE RALP IS DETERMINED AT THE FOLLOWING TIMES:



- The RALP is established at the same time as the ALP, and:



   (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to:



     - SINGLE LIFE: 6%;



     - JOINT LIFE: 5.5%,



     of purchase payments.



   (b) At any other time -- the RALP is established equal to the ALP less all prior withdrawals made in the contract year but not less than zero.



- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments, multiplied by:



   - SINGLE LIFE: 6%;



   - JOINT LIFE: 5.5%.



- At the beginning of any other contract year -- the RALP is set equal to ALP.



- When you make additional purchase payments -- each additional purchase payment increases the RALP by:



   - SINGLE LIFE: 6%;



   - JOINT LIFE: 5.5%,



   of the purchase payment amount.



- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



- When you make any withdrawal -- the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.



REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and the RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP on the most recent rider anniversary will not be subject to excess withdrawal processing provided that the following conditions are met:



- The RMD is for your contract alone;



- The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and



- The RMD amount is otherwise based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.



RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.



Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above. See Appendix F for additional information.



STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment.



The annual step up may be available as described below, subject to the following rules:



- The annual step up is effective on the step up date.



- Only one step up is allowed each contract year.



- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.



- On any rider anniversary where the RBA or, if established, the ALP would increase and the application of the step up would not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

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- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary as long as either the contract value is greater than the total RBA or:



   - SINGLE LIFE: 6%;



   - JOINT LIFE: 5.5%,



   of the contract value is greater than the ALP, if established, on the step-up date. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.



- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.



- Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.



The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:



- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.



- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.



- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.



- The total RBP will be reset as follows:



   (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.



   (b) At any other time, the RBP will be reset to the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.



- The ALP will be reset to the greater of the ALP immediately prior to the step up date or:



   - SINGLE LIFE: 6%;



   - JOINT LIFE: 5.5%,



  of the contract value on the step up date.



- The RALP will be reset as follows:



   (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.



   (b) At any other time, the RALP will be reset to the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.



SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH:



SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource(SM) - Single Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate; if the covered person changes due to spousal continuation, the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:



- The GBA, RBA and GBP values remain unchanged.



- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.



- If the ALP has not yet been established and the new covered person has not yet reached age 68 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 68 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.



- If the ALP has not yet been established but the new covered person is age 68 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior withdrawals made in the current contract year, but not less than zero.



- If the ALP has been established but the new covered person has not yet reached age 68 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 68. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to the ALP.


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- If the ALP has been established and the new covered person is age 68 or older as of the date of continuation - the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.



Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.



JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource(SM) - Joint Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate. The surviving covered spouse can name a new beneficiary, however, a new covered spouse cannot be added to the rider.



SPOUSAL CONTINUATION STEP UP: At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.



RULES FOR WITHDRAWAL PROVISION OF YOUR CONTRACT: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be made from the variable subaccounts, the one-year fixed account (if applicable) and the DCA fixed account in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be made.



IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:



1) The ALP has not yet been established and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:



   (a) receive the remaining schedule of GBPs until the RBA equals zero; or



   (b) SINGLE LIFE: wait until the rider anniversary on/following the date the covered person reaches age 68, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or



   (c) JOINT LIFE: wait until the rider anniversary on/following the date the younger covered spouse reaches age 68, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.



We will notify you of this option. If no election is made, the ALP will be paid.



2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:



   (a) the remaining schedule of GBPs until the RBA equals zero; or



   (b) SINGLE LIFE: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or.



   (c) JOINT LIFE: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.



We will notify you of this option. If no election is made, the ALP will be paid.



3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.



4) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:



   - SINGLE LIFE: covered person;



   - JOINT LIFE: last surviving covered spouse.



Under any of these scenarios:



- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;



- We will no longer accept additional purchase payments;



- You will no longer be charged for the rider;



- Any attached death benefit riders will terminate; and



- SINGLE LIFE: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.


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- JOINT LIFE: If the owner had been receiving the ALP, upon the first death the
  ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.



The SecureSource(SM) rider and the contract will terminate under either of the following two scenarios:



- If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract value.



- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.



AT DEATH:



SINGLE LIFE: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.



If the contract value equals zero and the death benefit becomes payable, the following will occur:



- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.



- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.



- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.



- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.



- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.



JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.



If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or
3) continue the contract under the spousal continuation provision of the contract above.



If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.



If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:



- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.



- If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.



- If the RBA equals zero, the benefit terminates. No further payments will be made.



CONTRACT OWNERSHIP CHANGE:



SINGLE LIFE: If the contract changes ownership (see "Changing Ownership"), the GBA, RBA, GBP, RBP values will remain unchanged. If the covered person changes due to the ownership change, the ALP and RALP will be reset as follows:



- If the ALP has not yet been established and the new covered person has not yet reached age 68 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 68. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.



- If the ALP has not yet been established but the new covered person is age 68 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date


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  occurs at any other time, the RALP will be set to the ALP less all prior withdrawals made in the current contract year but not less than zero.



- If the ALP has been established but the new covered person has not yet reached age 68 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 68. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to equal the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.



- If the ALP has been established and the new covered person is age 68 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.



Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.



JOINT LIFE: Ownership changes are only allowed between the covered spouses or their revocable trust(s). No other ownership changes are allowed as long as the rider is in force.



GUARANTEED WITHDRAWAL BENEFIT ANNUITY OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource(SM) rider.



Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").



This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the number of years it will take to deplete the RBA by paying the GBP each year is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.



This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.



RIDER TERMINATION



The SecureSource(SM) rider cannot be terminated either by you or us except as follows:



1. SINGLE LIFE: After the death benefit is payable the rider will terminate if:



   (a) any one other than your spouse continues the contract, or



   (b) your spouse does not use the spousal continuation provision of the contract to continue the contract.



2. JOINT LIFE: After the death benefit is payable the rider will terminate if:



   (a) any one other than a covered spouse continues the contract, or



   (b) a covered spouse does not use the spousal continuation provision of the contract to continue the contract.



3. Annuity payouts under an annuity payout plan will terminate the rider.



4. Termination of the contract for any reason will terminate the rider.



OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED


If you bought a contract before May 1, 2007 with an optional living benefit, please use the following table to review the disclosure that applies to the optional living benefit rider you purchased. If you are uncertain as to which optional living benefit

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  72  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS
rider you purchased, ask your investment professional, or contact us at the telephone number or address shown on the first page of this prospectus.


IF YOU PURCHASED               AND YOU SELECTED ONE OF THE               DISCLOSURE FOR THIS BENEFIT MAY BE
A CONTRACT(1)...               FOLLOWING OPTIONAL LIVING BENEFITS...     FOUND IN THE FOLLOWING SECTION:
Before June 19, 2006           Guarantor(R) Withdrawal Benefit           Appendix I
June 19, 2006 -- August 5,     Guarantor Withdrawal Benefit for          Appendix H
2007                           Life(R)
On or after August 6, 2007     SecureSource(SM)                          Optional Living Benefits -
                                                                         SecureSource(SM) Riders
Before May 1, 2007             Income Assurer Benefit(R)                 Appendix J


(1) These dates are approximate and will vary by state; your actual contract and any riders are the controlling documents. If you are uncertain which rider you have, please contact your investment professional or us.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date. If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The DCA fixed account is not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 3.5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 5.0% investment rate (if your contract does not have a 5-year withdrawal charge schedule and a MAV Death Benefit) for the 3.5% Table A. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 3.5% assumed interest rate results in a lower initial payout, but later payouts will increase more quickly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

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ANNUITY PAYOUT PLANS


You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit(R) rider.


- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.


- PLAN B - LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN (under the Income Assurer Benefit(R) rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.



- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND (not available under the Income Assurer Benefit(R) rider): We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.


- PLAN D

  - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

  - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit(R) rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit(R) rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation will vary between 5.90% and 7.85% depending on the applicable contract option and the applicable assumed investment rate. (See
  "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.").



- GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH A SECURESOURCE(SM) RIDER, THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER OR GUARANTOR(R) WITHDRAWAL BENEFIT RIDER): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- SecureSource(SM) riders", "Appendix H: Guarantor Withdrawal Benefit for Life(R) Rider" or "Appendix H:
  Guarantor(R) Withdrawal Benefit Rider"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

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  74  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES


Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay federal income tax until there is a distribution from the contract. Certain exceptions apply. We will send a tax information reporting form for any year in which we made a distribution according to our records.



NONQUALIFIED ANNUITIES



Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout
Period -- Annuity Payout Plans.")



WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.



You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.



WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.



ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.


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      RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   75

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:



- because of your death or in the event of nonnatural ownership, the death of the annuitant;



-  because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



-  if it is allocable to an investment before Aug. 14, 1982; or



-  if annuity payouts are made under immediate annuities as defined by the Code.



TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.



QUALIFIED ANNUITIES



Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.



When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.



ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.



WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.


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Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;



In the below situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.



- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;



-  the payout is a RMD as defined under the Code;



-  the payout is made on account of an eligible hardship; or



-  the payout is a corrective distribution.



Payments made to a surviving spouse instead of being directly rolled over to an IRA are subject to mandatory 20% income tax withholding.



State withholding also may be imposed on taxable distributions.



PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:



-  because of your death;



-  because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only); or



-  to pay certain medical or education expenses (IRAs only).



DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.



ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.



OTHER



PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when surrendered or paid out.



SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.



We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.



IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.



RIVERSOURCE LIFE OF NY'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made


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      RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   77
against the subaccounts for federal income taxes and there is no withholding. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.



TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.


VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or


- in our judgment, the funds no longer are suitable (or no longer most suitable) for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.


We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).


In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

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ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. serves as the principal underwriter for the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT


- Only securities broker-dealers ("selling firms") registered with the SEC members of FINRA may sell the contract.


- The contracts are continuously being offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. We agree to pay the selling firm (or an affiliated insurance agency) for contracts its investment professionals sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

PAYMENTS WE MAKE TO SELLING FIRMS


- We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 5.25% each time a purchase payment is made. We may also pay ongoing trail commissions of up to 1.25% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.


- We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

- In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

  - sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

  - marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

  - providing service to contract owners; and

  - funding other events sponsored by a selling firm that may encourage the selling firm's investment professionals to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.

SOURCES OF PAYMENTS TO SELLING FIRMS

We pay the commissions and other compensation described above from our assets. Our assets may include:

- revenues we receive from fees and expenses we charge contract owners. These fees and expenses include Contract Owner Transaction Expenses (withdrawal charges), Annual Variable Account Expenses (mortality and expense risk fees and variable account administrative charge) and Other Annual Expenses (annual contract administrative charge and fees for optional riders) (see "Expense Summary"); and

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds - The Funds"); and

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds - The Funds"); and

- revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including withdrawal charges; and,

- fees and expenses charged by the underlying funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

--------------------------------------------------------------------------------

      RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   79

POTENTIAL CONFLICTS OF INTEREST

Compensation Payment Arrangements with Selling Firms can potentially:

- give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

- cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

- cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO INVESTMENT PROFESSIONALS

- The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.

- To inform yourself of any potential conflicts of interest, ask your investment professional before you buy, how the selling firm and its investment professional are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER

RiverSource Life of NY issues the contracts. We are located at 20 Madison Avenue Extension, Albany, NY 12203 and are a wholly-owned subsidiary of RiverSource Life Insurance Company which is a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business in the state of New York. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS


RiverSource Life of NY is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.



RiverSource Life of NY is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life of NY believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


--------------------------------------------------------------------------------

  80  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

                                   APPENDICES

                  TABLE OF CONTENTS AND CROSS-REFERENCE TABLE


APPENDIX NAME                                           PAGE #   CROSS-REFERENCE                                           PAGE #
 Appendix A: Example -- Withdrawal Charges              p. 82    Charges -- Withdrawal Charges                              p. 40
 Appendix B: Example -- Death Benefits                  p. 87    Benefits in Case of Death                                  p. 56
 Appendix C: Example -- Accumulation Protector
 Benefit(R) Rider                                       p. 88    Optional Benefits -- Accumulation Protector Benefit(R)     p. 58
                                                                 Rider
 Appendix D -- Example -- SecureSource(SM) Riders       p. 90    Optional Benefits -- SecureSource(SM) Riders               p. 60
 Appendix E -- SecureSource(SM) Riders -- Additional
 RMD Disclosure                                         P. 94    Optional Benefits -- SecureSource(SM) Riders               p. 60
 Appendix F: Purchase Payment Credits for Eligible
 Contracts                                              p. 96    Buying Your Contract -- Purchase Payment Credits           p. 39
 Appendix G: Asset Allocation Program for Contracts
 Purchased Before June 19, 2006                         p. 97    N/A
 Appendix H: Guarantor Withdrawal Benefit for Life(R)
 Rider Disclosure                                       p. 98
 Appendix I: Guarantor(R) Withdrawal Benefit Rider
 Disclosure                                             p. 110   N/A
 Appendix J: Income Assurer Benefit(R) Riders           p. 117   N/A
 Appendix K: Condensed Financial Information
 (Unaudited)                                            p. 126   Condensed Financial Information (Unaudited)               p. 126


The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, DCA fixed account, and one-year fixed account and the fees and charges that apply to your contract.


The examples of death benefits and optional riders in appendices B through D and H through J include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


--------------------------------------------------------------------------------

      RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   81

APPENDIX A: EXAMPLE -- WITHDRAWAL CHARGES

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling:


   - up to 10% of your prior anniversary's contract value or your contract's remaining benefit payment if you elected the Guarantor(R) Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.



   - up to 10% of your prior anniversary's contract value or the greater of your contract's remaining benefit payment or remaining annual lifetime payment if you elected a SecureSource(SM) rider, or the Guarantor Withdrawal Benefit for Life(R) rider, and the greater of your RALP and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.


2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

       PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, the one-year fixed account or the DCA fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.

The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for a contract with a seven-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.

--------------------------------------------------------------------------------

  82  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

FULL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:



This is an example of how we calculate the withdrawal charge on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule and the following history:



ASSUMPTIONS:



- We receive a single $50,000 purchase payment;



- During the fourth contract year you withdraw the contract for its total value. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and



- You have made no prior withdrawals.



WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

--------------------------------------------------------------------------------


                                                                            CONTRACT WITH GAIN   CONTRACT WITH LOSS
                                 Contract value just prior to withdrawal:       $60,000.00           $40,000.00
                                     Contract value on prior anniversary:        58,000.00            42,000.00



WE CALCULATE THE WITHDRAWAL CHARGE AS FOLLOWS:

--------------------------------------------------------------------------------


                                                                            CONTRACT WITH GAIN   CONTRACT WITH LOSS
STEP 1.  First, we determine the amount of earnings available in the contract at the time of withdrawal as:
                            Contract value just prior to withdrawal (CV):       $60,000.00           $40,000.00
             Less purchase payments received and not previously withdrawn
                                                                 (PPNPW):        50,000.00            50,000.00
                                                                                ----------           ----------
                       Earnings in the contract (but not less than zero):        10,000.00                 0.00

STEP 2.  Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
                                                Earnings in the contract:        10,000.00                 0.00
                           10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                                                                ----------           ----------
                                            TFA (but not less than zero):        10,000.00             4,200.00

STEP 3.  Next we determine ACV, the amount by which the contract value withdrawn exceeds earnings.
                                                Contract value withdrawn:        60,000.00            40,000.00
                                           Less earnings in the contract:        10,000.00                 0.00
                                                                                ----------           ----------
                                            ACV (but not less than zero):        50,000.00            40,000.00

STEP 4.  Next we determine XSF, the amount by which 10% of the prior anniversary's contract value exceeds earnings.
                           10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                           Less earnings in the contract:        10,000.00                 0.00
                                                                                ----------           ----------
                                            XSF (but not less than zero):             0.00             4,200.00

STEP 5.  Now we can determine how much of the PPNPW is being withdrawn
         (PPW) as follows:

         PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

                                                        XSF from Step 4 =             0.00             4,200.00
                                                        ACV from Step 3 =        50,000.00            40,000.00
                                                         CV from Step 1 =        60,000.00            40,000.00
                                                        TFA from Step 2 =        10,000.00             4,200.00
                                                      PPNPW from Step 1 =        50,000.00            50,000.00
                                                                                ----------           ----------
                                                                    PPW =        50,000.00            50,000.00


--------------------------------------------------------------------------------

      RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   83

                                                                            CONTRACT WITH GAIN   CONTRACT WITH LOSS
STEP 6.  We then calculate the withdrawal charge as a percentage of PPW.
         Note that for a contract with a loss, PPW may be greater than the amount you request to withdraw:
                                                                     PPW:       $50,000.00           $50,000.00
                                                                less XSF:             0.00             4,200.00
                                                                                ----------           ----------
                            amount of PPW subject to a withdrawal charge:        50,000.00            45,800.00
                                multiplied by the withdrawal charge rate:           X 7.0%               X 7.0%
                                                                                ----------           ----------
                                                       withdrawal charge:         3,500.00             3,206.00

STEP 7.  The dollar amount you will receive as a result of your full withdrawal is determined as:
                                                Contract value withdrawn:        60,000.00            40,000.00
                                                       WITHDRAWAL CHARGE:        (3,500.00)           (3,206.00)
                         Contract charge (assessed upon full withdrawal):           (40.00)              (40.00)
                                                                                ----------           ----------
                                            NET FULL WITHDRAWAL PROCEEDS:        56,460.00            36,754.00


--------------------------------------------------------------------------------

  84  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

PARTIAL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:



This is an example of how we calculate the withdrawal charge on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule and the following history:



ASSUMPTIONS:



- We receive a single $50,000 purchase payment;



- During the fourth contract year you request a net partial withdrawal of $15,000.00. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and



- You have made no prior withdrawals.



WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

--------------------------------------------------------------------------------


                                                                            CONTRACT WITH GAIN   CONTRACT WITH LOSS
                                 Contract value just prior to withdrawal:       $60,000.00           $40,000.00
                                     Contract value on prior anniversary:        58,000.00            42,000.00



We determine the amount of contract value that must be withdrawn in order for the net partial withdrawal proceeds to match the amount requested. We start with an estimate of the amount of contract value to withdraw and calculate the resulting withdrawal charge and net partial withdrawal proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to withdraw that generates the desired net partial withdrawal proceeds.



WE CALCULATE THE WITHDRAWAL CHARGE FOR EACH ESTIMATE AS FOLLOWS:

--------------------------------------------------------------------------------



STEP 1.  First, we determine the amount of earnings available in the contract at the time of withdrawal as:
                            Contract value just prior to withdrawal (CV):       $60,000.00           $40,000.00
             Less purchase payments received and not previously withdrawn
                                                                 (PPNPW):        50,000.00            50,000.00
                                                                                ----------           ----------
                       Earnings in the contract (but not less than zero):        10,000.00                 0.00

STEP 2.  Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
                                                Earnings in the contract:        10,000.00                 0.00
                           10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                                                                ----------           ----------
                                            TFA (but not less than zero):        10,000.00             4,200.00

STEP 3.  Next we determine ACV, the amount by which the contract value withdrawn exceeds earnings.
                                                Contract value withdrawn:        15,376.34            16,062.31
                                           Less earnings in the contract:        10,000.00                 0.00
                                                                                ----------           ----------
                                            ACV (but not less than zero):         5,376.34            16,062.31

STEP 4.  Next we determine XSF, the amount by which 10% of the prior anniversary's contract value exceeds earnings.
                           10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                           Less earnings in the contract:        10,000.00                 0.00
                                                                                ----------           ----------
                                            XSF (but not less than zero):             0.00             4,200.00


--------------------------------------------------------------------------------

      RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   85

                                                                            CONTRACT WITH GAIN   CONTRACT WITH LOSS

STEP 5.  Now we can determine how much of the PPNPW is being withdrawn
         (PPW) as follows:

         PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

                                                        XSF from Step 4 =       $     0.00           $ 4,200.00
                                                        ACV from Step 3 =         5,376.34            16,062.31
                                                         CV from Step 1 =        60,000.00            40,000.00
                                                        TFA from Step 2 =        10,000.00             4,200.00
                                                      PPNPW from Step 1 =        50,000.00            50,000.00
                                                                                ----------           ----------
                                                                    PPW =         5,376.34            19,375.80

STEP 6.  We then calculate the withdrawal charge as a percentage of PPW.
         Note that for a contract with a loss, PPW may be greater than the amount you request to withdraw:
                                                                     PPW:         5,376.34            19,375.80
                                                                less XSF:             0.00             4,200.00
                                                                                ----------           ----------
                            amount of PPW subject to a withdrawal charge:         5,376.34            15,175.80
                                multiplied by the withdrawal charge rate:           X 7.0%               X 7.0%
                                                                                ----------           ----------
                                                       withdrawal charge:           376.34             1,062.31
STEP 7.  The dollar amount you will receive as a result of your partial withdrawal is determined as:
                                                Contract value withdrawn:        15,376.34            16,062.31
                                                       WITHDRAWAL CHARGE:          (376.34)           (1,062.31)
                                                                                ----------           ----------
                                         NET PARTIAL WITHDRAWAL PROCEEDS:        15,000.00            15,000.00


--------------------------------------------------------------------------------

  86  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

APPENDIX B: EXAMPLE -- DEATH BENEFITS

EXAMPLE -- ROP DEATH BENEFIT

ASSUMPTIONS:


- You purchase the contract with a payment of $20,000; and



- on the first contract anniversary you make an additional purchase payment of $5,000; and



- during the second contract year the contract value falls to $22,000 and you take a $1,500 (including withdrawal charge) partial withdrawal; and



- during the third contract year the contract value grows to $23,000.



  WE CALCULATE THE ROP DEATH BENEFIT AS FOLLOWS:
  CONTRACT VALUE AT DEATH:                                                                    $23,000.00
                                                                                              ----------
  Purchase payments minus adjusted partial withdrawals:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,704.54
             $22,000                                                                          ----------
         for a death benefit of:                                                              $23,295.45
                                                                                              ----------


  THE ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO
  VALUES:                                                             $23,295.45

EXAMPLE -- MAV DEATH BENEFIT

ASSUMPTIONS:


- You purchase the contract with a payment of $25,000; and



- on the first contract anniversary the contract value grows to $26,000; and



- during second contract year the contract value falls to $22,000, at which point you take a $1,500 (including withdrawal charge) partial withdrawal, leaving a contract value of $20,500.



  WE CALCULATE THE MAV DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES, AS
  FOLLOWS:
  1. CONTRACT VALUE AT DEATH:                                                                 $20,500.00
                                                                                              ----------
  2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,704.55
             $22,000
                                                                                              ----------
         for a death benefit of:                                                              $23,295.45
                                                                                              ----------
  3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
         Greatest of your contract anniversary values:                                        $26,000.00
         plus purchase payments made since the prior anniversary:                                  +0.00
         minus the death benefit adjusted partial withdrawals, calculated as:
         $1,500 X $26,000
         ----------------  =                                                                   -1,772.73
             $22,000                                                                          ----------
         for a death benefit of:                                                              $24,227.27
                                                                                              ----------


  THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH
  IS THE MAV:                                                         $24,227.27

--------------------------------------------------------------------------------

      RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   87

APPENDIX C: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT(R) RIDER


AUTOMATIC STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) in the second, third and seventh contract anniversaries. These increases occur because of the automatic step up feature of the rider. The automatic step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:

- You purchase a contract with a payment of $125,000; and

- you make no additional purchase payments to the contract; and

- you take partial withdrawals from the contract on the fifth and eighth contract anniversaries in the amounts of $2,000 and $5,000, respectively; and

- contract values increase or decrease according to the hypothetical assumed net rate of return; and

- you do not exercise the elective step up option available under the rider; and

- you do not change asset allocation models.

Based on these assumptions, the waiting period expires at the end of the 10th contract year. The rider then ends. On the benefit date the hypothetical assumed contract value is $108,118 and the MCAV is $136,513, so the contract value would be reset to equal the MCAV, or $136,513.

                                                                              MCAV       HYPOTHETICAL    HYPOTHETICAL
CONTRACT                                       PURCHASE                     ADJUSTED       ASSUMED         ASSUMED
DURATION                                      PAYMENTS &      PARTIAL       PARTIAL        NET RATE        CONTRACT
IN YEARS                                       CREDITS      WITHDRAWALS    WITHDRAWAL     OF RETURN         VALUE          MCAV
 At Issue                                      $125,000       $  N/A         $  N/A            N/A         $125,000      $125,000
 1                                                    0            0              0           12.0%         140,000       125,000
 2                                                    0            0              0           15.0%         161,000       128,800(2)
 3                                                    0            0              0            3.0%         165,830       132,664(2)
 4                                                    0            0              0           -8.0%         152,564       132,664
 5                                                    0        2,000          2,046          -15.0%         127,679       130,618
 6                                                    0            0              0           20.0%         153,215       130,618
 7                                                    0            0              0           15.0%         176,197       140,958(2)
 8                                                    0        5,000          4,444          -10.0%         153,577       136,513
 9                                                    0            0              0          -20.0%         122,862       136,513
 10(1)                                                0            0              0          -12.0%         108,118       136,513

(1)  The APB benefit date.
(2) These values indicate where the automatic step up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

- If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

- Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.

ELECTIVE STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) on the first, second, third and seventh contract anniversaries. These increases occur only if you exercise the elective step up option within 30 days following the contract anniversary. The contract value on the date we receive your written request to step up must be greater than the MCAV on that date. The elective step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:

- You purchase a contract with a payment of $125,000; and

- you make no additional purchase payments to the contract; and
--------------------------------------------------------------------------------

  88  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

- you take partial withdrawals from the contract on the fifth, eighth and thirteenth contract anniversaries in the amounts of $2,000, $5,000 and $7,500, respectively; and

- contract values increase or decrease according to the hypothetical assumed net rate of return; and

- the elective step up is exercised on the first, second, third and seventh contract anniversaries; and

- you do not change model portfolios.

Based on these assumptions, the 10 year waiting period restarts each time you exercise the elective step up option (on the first, second, third and seventh contract anniversaries in this example). The waiting period expires at the end of the 10th contract year following the last exercise of the elective step up option. When the waiting period expires, the rider ends. On the benefit date the hypothetical assumed contract values is $99,198 and the MCAV is $160,117, so the contract value would be reset to equal the MCAV, or $160,117.

               YEARS                                        MCAV       HYPOTHETICAL    HYPOTHETICAL
CONTRACT    REMAINING IN     PURCHASE                     ADJUSTED       ASSUMED         ASSUMED
DURATION    THE WAITING     PAYMENTS &      PARTIAL       PARTIAL        NET RATE        CONTRACT
IN YEARS       PERIOD        CREDITS      WITHDRAWALS    WITHDRAWAL     OF RETURN         VALUE          MCAV
 At Issue        10          $125,000       $  N/A         $  N/A            N/A         $125,000      $125,000
 1               10(2)              0            0              0           12.0%         140,000       140,000(3)
 2               10(2)              0            0              0           15.0%         161,000       161,000(3)
 3               10(2)              0            0              0            3.0%         165,830       165,830(3)
 4                9                 0            0              0           -8.0%         152,564       165,830
 5                8                 0        2,000          2,558          -15.0%         127,679       163,272
 6                7                 0            0              0           20.0%         153,215       163,272
 7               10(2)              0            0              0           15.0%         176,197       176,197(3)
 8                9                 0        5,000          5,556          -10.0%         153,577       170,642
 9                8                 0            0              0          -20.0%         122,862       170,642
 10               7                 0            0              0          -12.0%         108,118       170,642
 11               6                 0            0              0            3.0%         111,362       170,642
 12               5                 0            0              0            4.0%         115,817       170,642
 13               4                 0        7,500         10,524            5.0%         114,107       160,117
 14               3                 0            0              0            6.0%         120,954       160,117
 15               2                 0            0              0           -5.0%         114,906       160,117
 16               1                 0            0              0          -11.0%         102,266       160,117
 17(1)            0                 0            0              0           -3.0%          99,198       160,117

(1)  The APB benefit date.
(2)  The waiting period restarts when the elective step up is exercised.
(3)  These values indicate when the elective step up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

- If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

- Exercising the elective step up provision may result in an increase in the charge that you pay for this rider.

- Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.

--------------------------------------------------------------------------------

      RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   89

APPENDIX D: EXAMPLE -- SECURESOURCE(SM) RIDERS



EXAMPLE #1: SINGLE LIFE BENEFIT: COVERED PERSON HAS NOT REACHED AGE 68 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.



ASSUMPTIONS:



- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.



- You are the sole owner and also the annuitant. You are age 63.



- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.



- You elect the Moderate model portfolio at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive model portfolio. The target model portfolio under the contract is the Moderate model portfolio.


                                                    HYPOTHETICAL
CONTRACT                                              ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                 PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                 PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 0.5                           0         5,000          92,000       100,000      95,000     7,000     2,000
 1                             0             0          90,000        90,000(1)   90,000(1)  6,300     6,300
 2                             0             0          81,000        90,000      90,000     6,300     6,300
 5                             0             0          75,000        90,000      90,000     6,300     6,300
 5.5                           0         5,400          70,000        90,000      84,600     6,300       900
 6                             0             0          69,000        90,000      84,600     6,300     6,300
 6.5                           0         6,300          62,000        90,000      78,300     6,300         0
 7                             0             0          64,000        90,000      78,300     6,300     6,300
 7.5                           0        10,000          51,000        51,000(4)   51,000(4)  3,570         0
 8                             0             0          55,000        55,000      55,000     3,850     3,850


CONTRACT                 LIFETIME WITHDRAWAL BENEFIT
DURATION                 ---------------------------
IN YEARS                  ALP           RALP
 At Issue                $  N/A        $  N/A
 0.5                        N/A           N/A
 1                          N/A           N/A
 2                          N/A           N/A
 5                        5,400(2)      5,400(2)
 5.5                      5,400             0
 6                        5,400         5,400
 6.5                      3,720(3)          0
 7                        3,840         3,840
 7.5                      3,060(4)          0
 8                        3,300         3,300



At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation, contract ownership change, or model portfolio changes), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.



(1) Allocation to the Moderately Aggressive model portfolio during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP (if established) is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate model portfolio if you are invested more aggressively than the Moderate model portfolio.


(2) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 68 as 6% of the RBA.


(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


--------------------------------------------------------------------------------

  90  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

EXAMPLE #2: SINGLE LIFE BENEFIT: COVERED PERSON HAS REACHED 68 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.



ASSUMPTIONS:



- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.



- You are the sole owner and also the annuitant. You are age 68.



- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.



- Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider. Your spouse is over age 68 and is the new covered person.


                                                     HYPOTHETICAL
CONTRACT                                               ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                  PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                  PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                 $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 1                              0             0         105,000       105,000     105,000     7,350     7,000(1)
 2                              0             0         110,000       110,000     110,000     7,700     7,000(1)
 3                              0             0         110,000       110,000     110,000     7,700     7,700(2)
 3.5                            0         6,600         110,000       110,000     103,400     7,700     1,100
 4                              0             0         115,000       115,000     115,000     8,050     8,050
 4.5                            0         8,050         116,000       115,000     106,950     8,050         0
 5                              0             0         120,000       120,000     120,000     8,400     8,400
 5.5                            0        10,000         122,000       120,000(4)  110,000(4)  8,400         0
 6                              0             0         125,000       125,000     125,000     8,750     8,750
 6.5                            0             0         110,000       125,000     125,000     8,750     8,750
 7                              0             0         105,000       125,000     125,000     8,750     8,750


CONTRACT                  LIFETIME WITHDRAWAL BENEFIT
DURATION                  ---------------------------
IN YEARS                   ALP           RALP
 At Issue                 $6,000        $6,000
 1                         6,300         6,000(1)
 2                         6,600         6,000(1)
 3                         6,600         6,600(2)
 3.5                       6,600             0
 4                         6,900         6,900
 4.5                       6,900(3)          0
 5                         7,200         7,200
 5.5                       7,200(4)          0
 6                         7,500         7,500
 6.5                       6,600(5)      6,600(5)
 7                         6,600         6,600



At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, contract ownership change, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,600 each year until the later of your spouse's death or the RBA is reduced to zero.



(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.


(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.


(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


(5) At spousal continuation, the ALP is reset to the lesser of the prior ALP or 6% of the contract value and the RALP is reset to the ALP.


--------------------------------------------------------------------------------

      RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   91

EXAMPLE #3: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS NOT REACHED 68 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.



ASSUMPTIONS:



- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.



- You are age 62 and your spouse is age 63.



- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 5.5% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.



- You elect the Moderate model portfolio at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive model portfolio. The target model portfolio under the contract is the Moderate model portfolio.



- Your death occurs after 9 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.


                                                    HYPOTHETICAL
CONTRACT                                              ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                 PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                 PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 0.5                           0         5,000          92,000       100,000      95,000     7,000     2,000
 1                             0             0          90,000        90,000(1)   90,000(1)  6,300     6,300
 2                             0             0          81,000        90,000      90,000     6,300     6,300
 6                             0             0          75,000        90,000      90,000     6,300     6,300
 6.5                           0         4,950          70,000        90,000      85,050     6,300     1,350
 7                             0             0          69,000        90,000      85,050     6,300     6,300
 7.5                           0         6,300          62,000        90,000      78,750     6,300         0
 8                             0             0          64,000        90,000      78,750     6,300     6,300
 8.5                           0        10,000          51,000        51,000(4)   51,000(4)  3,570         0
 9                             0             0          55,000        55,000      55,000     3,850     3,850
 9.5                           0             0          54,000        55,000      55,000     3,850     3,850
 10                            0             0          52,000        55,000      55,000     3,850     3,850


CONTRACT                 LIFETIME WITHDRAWAL BENEFIT
DURATION                 ---------------------------
IN YEARS                  ALP           RALP
 At Issue                $  N/A        $  N/A
 0.5                        N/A           N/A
 1                          N/A           N/A
 2                          N/A           N/A
 6                        4,950(2)      4,950(2)
 6.5                      4,950             0
 7                        4,950         4,950
 7.5                      3,410(3)          0
 8                        3,520         3,520
 8.5                      2,805(4)          0
 9                        3,025         3,025
 9.5                      3,025         3,025
 10                       3,025         3,025



At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,025 each year until the later of your spouse's death or the RBA is reduced to zero.



(1) Allocation to the Moderately Aggressive model portfolio during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or 5.5% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate model portfolio if you are invested more aggressively than the Moderate model portfolio.


(2) The ALP and RALP are established on the contract anniversary date following the date the younger covered spouse reaches age 68 as 5.5% of the RBA.


(3) The $6,300 withdrawal is greater than the $4,950 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 5.5% of the contract value following the withdrawal.


(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,520 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 5.5% of the contract value following the withdrawal.


--------------------------------------------------------------------------------

  92  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

EXAMPLE #4: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS REACHED 68 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.



ASSUMPTIONS:



- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.



- You are age 71 and your spouse is age 70.



- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 5.5% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.



- Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.


                                                     HYPOTHETICAL
                                                       ASSUMED               BASIC WITHDRAWAL BENEFIT
CONTRACT                  PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
DURATION                  PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At issue                 $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 1                              0             0         105,000       105,000     105,000     7,350     7,000(1)
 2                              0             0         110,000       110,000     110,000     7,700     7,000(1)
 3                              0             0         110,000       110,000     110,000     7,700     7,700(2)
 3.5                            0         6,050         110,000       110,000     103,950     7,700     1,650
 4                              0             0         115,000       115,000     115,000     8,050     8,050
 4.5                            0         8,050         116,000       115,000     106,950     8,050         0
 5                              0             0         120,000       120,000     120,000     8,400     8,400
 5.5                            0        10,000         122,000       120,000(4)  110,000(4)  8,400         0
 6                              0             0         125,000       125,000     125,000     8,750     8,750
 6.5                            0             0         110,000       125,000     125,000     8,750     8,750
 7                              0             0         105,000       125,000     125,000     8,750     8,750


                          LIFETIME WITHDRAWAL BENEFIT
CONTRACT                  ---------------------------
DURATION                   ALP           RALP
 At issue                 $5,500        $5,500
 1                         5,775         5,500(1)
 2                         6,050         5,500(1)
 3                         6,050         6,050(2)
 3.5                       6,050             0
 4                         6,325         6,325
 4.5                       6,325(3)          0
 5                         6,600         6,600
 5.5                       6,600(4)          0
 6                         6,875         6,875
 6.5                       6,875         6,875
 7                         6,875         6,875



At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,875 each year until the later of your spouse's death or the RBA is reduced to zero.



(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.


(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.


(3) The $8,050 withdrawal is greater than the $6,325 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 5.5% of the contract value following the withdrawal.


(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $6,600 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 5.5% of the contract value following the withdrawal.


--------------------------------------------------------------------------------

      RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   93

APPENDIX E: SECURESOURCE(SM) RIDERS -- ADDITIONAL RMD DISCLOSURE



This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under a SecureSource(SM) rider to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days' written notice to you.



For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:



(1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,



    - Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.



    - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.



    - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.



    - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the SecureSource(SM) rider.



(2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,



    - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.



    - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.



    - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.



    - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource(SM) rider.



(3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,



    - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.



    - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.



The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:



(1) determined by us each calendar year;



(2) based solely on the value of the contract to which the SecureSource(SM) rider is attached as of the date we make the determination;



(3) based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and



(4) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:



     1. an individual retirement annuity (Section 408(b));



     2. a Roth individual retirement account (Section 408A);



     3. a SIMPLE IRA (Section 408(p));



     4. a Simplified Employee Pension plan (Section 408(k));



     5. custodial and investment only plans (Sections 401(a));



     6. a tax-sheltered annuity rollover (Section 403(b)).



In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your SecureSource(SM) rider may not be sufficient to satisfy the requirements under the Code for these types of


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distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.



In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.



Please consult your tax advisor about the impact of these rules prior to purchasing the SecureSource(SM) rider.


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APPENDIX F: PURCHASE PAYMENT CREDITS FOR ELIGIBLE CONTRACTS

Contracts with a seven-year withdrawal charge schedule purchased before June 19, 2006 will receive a purchase payment credit for any purchase payment made to the contract.

We apply a credit to your contract of 1% of your current purchase payment. We apply this credit immediately. We allocate the credit to the one-year fixed account and the subaccounts in the same proportions as your purchase payment.

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

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APPENDIX G: ASSET ALLOCATION PROGRAM FOR CONTRACTS PURCHASED BEFORE JUNE 19,
2006

ASSET ALLOCATION PROGRAM


For contracts purchased before June 19, 2006, we offered an asset allocation program called Portfolio Navigator. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit(R) rider, Guarantor(R) Withdrawal Benefit rider or Income Assurer Benefit(R) rider, you are required to participate in the asset allocation program under the terms of the rider.


This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include the one-year fixed account (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts and/or the one-year fixed account that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts and/or one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Under the asset allocation program, the subaccounts and/or the one-year fixed account (if included) that make up the model portfolio you selected and the allocation percentages to those subaccounts and/or the one-year fixed account (if included) will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

- reallocate your current model portfolio to an updated version of your current model portfolio; or

- substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days' written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.

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APPENDIX H: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) DISCLOSURE



GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER



The Guarantor Withdrawal Benefit for Life(R) rider is an optional benefit that you may select for an additional annual charge if:



- you purchase your contract on or after June 19, 2006(1); and



- you and the annuitant are 80 or younger on the date the contract is issued.



(1) The Guarantor Withdrawal Benefit for Life(R) rider is not available under an inherited qualified annuity.



You must elect the Guarantor Withdrawal Benefit for Life(R) rider when you purchase your contract. The rider effective date will be the contract issue date.



The Guarantor Withdrawal Benefit for Life(R) rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see "At Death" heading below) -- even if the contract value is zero.



Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract -- Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.



The Guarantor Withdrawal Benefit for Life(R) rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and do not intend to elect an annuity payout and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.



Under the terms of the Guarantor Withdrawal Benefit for Life(R) rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:



(1) The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)," "Remaining Benefit Payment (RBP)," "Guaranteed Benefit Amount (GBA)," and "Remaining Benefit Amount (RBA)." See these headings below for more information.



(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero. Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment
    (ALP)," "Remaining Annual Lifetime Payment (RALP)," "Covered Person," and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.



Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 68, or the rider effective date if the covered person is age 68 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below).



Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life(R) rider guarantees that you may take the following partial withdrawal amounts each contract year:



- After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;



- During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;



- After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;



- During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year;


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If you withdraw less than allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).



If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below). Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.



If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").



The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").



If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the third rider anniversary. You may take withdrawals after the waiting period without reversal of prior step ups.



You should consider whether the Guarantor Withdrawal Benefit for Life(R) rider is appropriate for you because:



- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:



  (a) Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:



     (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract); or



     (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.



  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.



  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.



  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life(R) rider will terminate.



- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts and the one-year fixed account (if included) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts or the one-year fixed account (if included) that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your
  Contract -- Portfolio Navigator Asset Allocation Program.") Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make.



- LIMITATIONS ON PURCHASE PAYMENTS: We may also restrict cumulative additional purchase payments to $100,000.



- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit for Life(R) rider, you may not elect the Accumulation Protector Benefit(R) rider.

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


- NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit for Life(R) rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.



- INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal procedures described below for the GBA, RBA and ALP.



You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.



- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see "Taxes -- Nonqualified Annuities"). Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income.



- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. Additionally, RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take you RMD and not be subject to excess withdrawal processing.



  For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:



  (1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,



     - Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.



     - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.



     - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.



     - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life(R) rider.



  (2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,



     - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.



     - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.



     - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.



     - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life(R) rider.



  (3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,



     - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.



     - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.


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  The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:



  (1) determined by us each calendar year;



  (2) based solely on the value of the contract to which the Guarantor(SM) Withdrawal Benefit for Life(R) rider is attached as of the date we make the determination; and



  (3) is otherwise based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:



     1. an individual retirement annuity (Section 408(b));



     2. a Roth individual retirement account (Section 408A);



     3. a Simplified Employee Pension plan (Section 408(k));



     4. a tax-sheltered annuity rollover (Section 403(b)).



  We reserve the right to modify this administrative practice at any time and will give you 30 days' written notice of any such change.



  In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life(R) rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.



  In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.



- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, the Guarantor Withdrawal Benefit for Life(R) rider may be of limited value to you.



KEY TERMS AND PROVISIONS OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER ARE DESCRIBED BELOW:



PARTIAL WITHDRAWALS: A withdrawal of an amount that does not result in a full withdrawal of the contract. The partial withdrawal amount is a gross amount and will include any withdrawal charge.



WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.



GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.



THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:



- At contract issue -- the GBA is equal to the initial purchase payment.



- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.



- At step up -- (see "'Annual Step Up" and "'Spousal Continuation Step Up" headings below).



- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.



- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.



- When you make a partial withdrawal at any time and the amount withdrawn is:



  (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.



  (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.


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GBA EXCESS WITHDRAWAL PROCESSING



The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:



(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and



(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.



REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.



THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:



- At contract issue -- the RBA is equal to the initial purchase payment.



- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment).



- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.



- When you make a partial withdrawal at any time and the amount withdrawn is:



  (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.



  (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.



RBA EXCESS WITHDRAWAL PROCESSING



The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.



If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:



1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and



2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.



GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.



During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.



THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:



- At contract issue -- the GBP is established as 7% of the GBA value.



- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.



- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.



- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

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


- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.



- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.



- When you make a partial withdrawal at any time and the amount withdrawn is:



  (a) less than or equal to the total RBP -- the GBP remains unchanged.



  (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.



REMAINING BENEFIT PAYMENT (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount maybe less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.



THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:



- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.



- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.



- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.



- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).



- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.



- When you make any partial withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.



COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The covered person is the oldest contract owner or annuitant. The covered person may change during the contract's life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.



ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 68.



ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see "At Death" heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.



During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.



THE ALP IS DETERMINED AT THE FOLLOWING TIMES:



- The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 68 -- the ALP is established as 6% of the total RBA.


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     RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   103

- When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.



- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



- At contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).



- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.



- When you make a partial withdrawal at any time and the amount withdrawn is:



  (a) less than or equal to the RALP -- the ALP remains unchanged.



  (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. If the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.



ALP EXCESS WITHDRAWAL PROCESSING



The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.



REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not effect and the RALP is zero.



THE RALP IS DETERMINED AT THE FOLLOWING TIMES:



- The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 68, and:



  (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments.



  (b) At any other time -- the RALP is established equal to the ALP.



- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments, multiplied by 6%.



- At the beginning of any other contract year -- the RALP is set equal to ALP.



- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



- When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the amount of the purchase payment.



- When you make any partial withdrawal -- the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.



REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from this contract and the RMD calculated separately for this contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP will not be subject to excess withdrawal processing provided that the following conditions are met:



- The RMD is the life expectancy RMD for this contract alone, and



- The RMD amount is based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of this rider.



RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.



Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above.



See Appendix E for additional information.



STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or

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  104  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS
provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.



The annual step up is subject to the following rules:



- The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.



- Only one step up is allowed each contract year.



- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the annual step up will not be available until the end of the waiting period.



- If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.



- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.



- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.



- Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP and RALP do not step up.



The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:



- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.



- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.



- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.



- The total RBP will be reset as follows:



  (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.



  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.



- The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.



- The RALP will be reset as follows:



  (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.



  (b) At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.



SPOUSAL OPTION TO CONTINUE THE CONTRACT: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life(R) rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:



- The GBA, RBA, and GBP values remain unchanged.



- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.



- If the ALP has not yet been established and the new covered person has not yet reached age 68 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 68 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.



- If the ALP has not yet been established but the new covered person is age 68 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but will not be less than zero.



- If the ALP has been established but the new covered person has not yet reached age 68 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 68. At the end of this time period, the ALP


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     RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   105
  will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.



- If the ALP has been established and the new covered person is age 68 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.



Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.



SPOUSAL CONTINUATION STEP UP: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse's investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse's request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.



The spousal continuation step up is subject to the following rules:



- If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.



It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.



At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.



IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:



1) The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:



   (a) receive the remaining schedule of GBPs until the RBA equals zero; or



   (b) wait until the rider anniversary on/following the date the covered person reaches age 68, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.



We will notify you of this option. If no election is made, the ALP will be paid.



2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:



   (a) the remaining schedule of GBPs until the RBA equals zero; or



   (b) the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.



We will notify you of this option. If no election is made, the ALP will be paid.



3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.



4) The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.



Under any of these scenarios:



- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;



- We will no longer accept additional purchase payments;



- You will no longer be charged for the rider;



- Any attached death benefit riders will terminate; and



- The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.



The Guarantor Withdrawal Benefit for Life(R) rider and the contract will terminate under either of the following two scenarios:



- If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract.


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  106  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.



AT DEATH: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see "Benefits in Case of Death") or the annuity payout option (see "Guaranteed Withdrawal Benefit Annuity Payout Option" heading below).



If the contract value equals zero and the death benefit becomes payable, the following will occur:



- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.



- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.



- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.



- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.



- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.



CONTRACT OWNERSHIP CHANGE: If the contract changes ownership (see "Changing Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset as follows:



- If the ALP has not yet been established and the new covered person has not yet reached age 68 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 68. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.



- If the ALP has not yet been established but the new covered person is age 68 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.



- If the ALP has been established but the new covered person has not yet reached age 68 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 68. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.



- If the ALP has been established and the new covered person is age 68 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to equal the ALP less all prior withdrawals made in the current contract year but not less than zero.



Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.



GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life(R) rider.



Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").



This option may not be available if the contract is issued to qualify under
Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the


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     RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   107
time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.



This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.



RIDER TERMINATION



The Guarantor Withdrawal Benefit for Life(R) rider cannot be terminated either by you or us except as follows:



1. Annuity payouts under an annuity payout plan will terminate the rider.



2. Termination of the contract for any reason will terminate the rider.



EXAMPLES OF GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R)



EXAMPLE #1: COVERED PERSON HAS NOT REACHED AGE 68 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.



ASSUMPTIONS:



- You purchase the contract with a payment of $100,000.



- You are the sole owner and also the annuitant. Your age is 63.



- You make no additional payments to the contract.



- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


                                                     HYPOTHETICAL
CONTRACT                                               ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                  PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                  PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                 $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 0.5                            0         7,000          92,000       100,000      93,000     7,000         0
 1                              0             0          91,000       100,000      93,000     7,000     7,000
 1.5                            0         7,000          83,000       100,000      86,000     7,000         0
 2                              0             0          81,000       100,000      86,000     7,000     7,000
 5                              0             0          75,000       100,000      86,000     7,000     7,000
 5.5                            0         5,160          70,000       100,000      80,840     7,000     1,840
 6                              0             0          69,000       100,000      80,840     7,000     7,000
 6.5                            0         7,000          62,000       100,000      73,840     7,000         0
 7                              0             0          70,000       100,000      73,840     7,000     7,000
 7.5                            0        10,000          51,000        51,000(3)   51,000(3)  3,570         0
 8                              0             0          55,000        55,000      55,000     3,850     3,850


CONTRACT                  LIFETIME WITHDRAWAL BENEFIT
DURATION                  ----------------------------
IN YEARS                     ALP               RALP
 At Issue                   $  N/A            $  N/A
 0.5                           N/A               N/A
 1                             N/A               N/A
 1.5                           N/A               N/A
 2                             N/A               N/A
 5                           5,160(1)          5,160(1)
 5.5                         5,160                 0
 6                           5,160             5,160
 6.5                         3,720(2)              0
 7                           4,200             4,200
 7.5                         3,060(3)              0
 8                           3,300             3,300



At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.



(1) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 68.


(2) The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


(3) The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


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  108  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

EXAMPLE #2: COVERED PERSON HAS REACHED 68 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.



ASSUMPTIONS:



- You purchase the contract with a payment of $100,000.



- You are the sole owner and also the annuitant. You are age 68.



- You make no additional payments to the contract.



- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


                                                     HYPOTHETICAL
CONTRACT                                               ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                  PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                  PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                 $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 1                              0             0         105,000       105,000     105,000     7,350     7,000(1)
 2                              0             0         110,000       110,000     110,000     7,700     7,000(1)
 3                              0             0         110,000       110,000     110,000     7,700     7,700(2)
 3.5                            0         6,600         110,000       110,000     103,400     7,700     1,100
 4                              0             0         115,000       115,000     115,000     8,050     8,050
 4.5                            0         8,050         116,000       115,000     106,950     8,050         0
 5                              0             0         120,000       120,000     120,000     8,400     8,400
 5.5                            0        10,000         122,000       120,000(4)  110,000(4)  8,400         0
 6                              0             0         125,000       125,000     125,000     8,750     8,750


CONTRACT                  LIFETIME WITHDRAWAL BENEFIT
DURATION                  ----------------------------
IN YEARS                     ALP               RALP
 At Issue                   $6,000            $6,000
 1                           6,300             6,000(1)
 2                           6,600             6,000(1)
 3                           6,600             6,600(2)
 3.5                         6,600                 0
 4                           6,900             6,900
 4.5                         6,900(3)              0
 5                           7,200             7,200
 5.5                         7,200(4)              0
 6                           7,500             7,500



At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.



(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.


(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.


(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


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     RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   109

APPENDIX I: GUARANTOR(R) WITHDRAWAL BENEFIT DISCLOSURE



GUARANTOR(R) WITHDRAWAL BENEFIT RIDER



The Guarantor(R) Withdrawal Benefit is an optional benefit that was offered for an additional annual charge if (1):


- you purchased your contract prior to June 19, 2006(2); and

- you and the annuitant were 79 or younger on the date the contract was issued.


(1) The Guarantor(R) Withdrawal Benefit is not available under an inherited qualified annuity.



(2) This rider is no longer available for purchase. See the Guarantor Withdrawal Benefit for Life(R) section in this prospectus for information about the currently offered version of this benefit. See the rider attached to your contract for the actual terms of the benefit you purchased.



You must elect the Guarantor(R) Withdrawal Benefit rider when you purchase your contract (original rider). This benefit may not be available in your state. The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.



We will offer you the option of replacing the original rider with a new Guarantor(R) Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.



The Guarantor(R) Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three years, and the GBP in all other years.


If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

- withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

- the guaranteed benefit amount will be adjusted as described below; and

- the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges -- Withdrawal Charge"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").


Once elected, the Guarantor(R) Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor(R) Withdrawal Benefit rider, you may not select an Income Assurer Benefit(R) rider or the Accumulation Protector Benefit(R) rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").



You should consider whether the Guarantor(R) Withdrawal Benefit is appropriate for you because:



- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, the Guarantor(R) Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;


- LIMITATIONS ON PURCHASE PAYMENTS: We limit the cumulative amount of additional purchase payments to $100,000.


- INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.


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  110  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

You should consult your tax advisor if you have any questions about the use of this rider in your tax situation:

- TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal.

  For owners subject to RMD rules under Section 401(a)(9), our current administrative practice is to allow amounts you withdraw to satisfy these rules without applying prompt excess withdrawal processing under the terms of the rider, subject to the following rules:

  (1) If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.

  (2) Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

  (3) Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.


  (4) Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor()(R) Withdrawal Benefit rider.


  The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

  (1) determined by us each calendar year;


  (2) based solely on the value of the contract to which the Guarantor()(R) Withdrawal Benefit rider is attached as of the date we make the determination; and



  (3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:


     1. an individual retirement annuity (Section 408(b));

     2. a Roth individual retirement account (Section 408A);

     3. a Simplified Employee Pension plan (Section 408(k));

     4. a tax-sheltered annuity rollover (Section 403(b)).

  We reserve the right to discontinue our administrative practice described above and will give you 30 days' written notice of any such change.


  In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor(R) Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.


  RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

  In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

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     RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   111

GUARANTEED BENEFIT AMOUNT

The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES:

- At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:


  (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;



  (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;



  (c) under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;



GBA EXCESS WITHDRAWAL PROCESSING


The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT

The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES:

- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:


  (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;



  (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;



  (c) under the original rider after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;


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  112  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

RBA EXCESS WITHDRAWAL PROCESSING


The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:


The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.


GUARANTEED BENEFIT PAYMENT

Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

Under the original rider, the GBP is equal to 7% of the GBA. Under the enhanced rider, the GBP is the lesser of (a) 7% of the GBA, or (b) the RBA. Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT

Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)

You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

- If you do not take any withdrawals during the first three contract years, you may step up annually beginning with the first contract anniversary;

- If you take any withdrawals during the first three contract years, the annual elective step up will not be available until the third contract anniversary;

- If you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the valuation date we receive your written request to step up.

- The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

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     RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   113

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)

Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

- If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the first three contract years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

The annual step up will be determined as follows:

- The RBA will be increased to an amount equal to the contract value on the step up date.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

- The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

- The RBP will be reset as follows:

  (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but not less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP

If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the

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  114  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS
spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION


Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(R) Withdrawal Benefit.


Under this option the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

- you will be paid according to the annuity payout option described above;

- we will no longer accept additional purchase payments;

- you will no longer be charged for the rider;

- any attached death benefit riders will terminate; and

- the death benefit becomes the remaining payments under the annuity payout option described above.


If the contract value falls to zero and the RBA is depleted, the Guarantor(R) Withdrawal Benefit rider and the contract will terminate.



EXAMPLE OF THE GUARANTOR(R) WITHDRAWAL BENEFIT


ASSUMPTION:


- You purchase the contract with a payment of $100,000.



  The Guaranteed Benefit Amount (GBA) equals your purchase
  payment:                                                     $100,000
  The Guaranteed Benefit Payment (GBP) equals 7% of your
  GBA:
     0.07 X $100,000 =                                         $  7,000
  The Remaining Benefit Amount (RBA) equals your purchase
  payment:                                                     $100,000
  On the first contract anniversary the contract value grows to $110,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                  $110,000
  The GBA equals 100% of your contract value:                  $110,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 X $110,000 =                                         $  7,700
  During the fourth contract year you decide to take a
  partial withdrawal of $7,700.
  You took a partial withdrawal equal to your GBP, so your
  RBA equals the prior RBA less the amount
  of the partial withdrawal:
     $110,000 - $7,700 =                                       $102,300
  The GBA equals the GBA immediately prior to the partial
  withdrawal:                                                  $110,000
  The GBP equals 7% of your GBA:
     0.07 X $110,000 =                                         $  7,700


--------------------------------------------------------------------------------

     RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   115

  On the fourth contract anniversary you make an additional
  purchase payment of $50,000.
  The new RBA for the contract is equal to your prior RBA
  plus 100% of the additional purchase payment:
     $102,300 + $50,000 =                                      $152,300
  The new GBA for the contract is equal to your prior GBA
  plus 100% of the additional purchase payment:
     $110,000 + $50,000 =                                      $160,000
  The new GBP for the contract is equal to your prior GBP
  plus 7% of the additional purchase payment:
     $7,700 + $3,500 =                                         $ 11,200
  On the fifth contract anniversary your contract value
  grows to $200,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                  $200,000
  The GBA equals 100% of your contract value:                  $200,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 X $200,000 =                                         $ 14,000
  During the seventh contract year your contract value grows to $230,000. You decide to take a partial withdrawal of
  $20,000. You took more than your GBP of $14,000 so your
  RBA gets reset to the lesser of:
     (1) your contract value immediately following the
        partial withdrawal;
         $230,000 - $20,000 =                                  $210,000
         OR
     (2) your prior RBA less the amount of the partial
        withdrawal.
         $200,000 - $20,000 =                                  $180,000
  Reset RBA = lesser of (1) or (2) =                           $180,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA                                        $200,000
         OR
     (2) your contract value immediately following the
        partial withdrawal;
         $230,000 - $20,000 =                                  $210,000
  Reset GBA = lesser of (1) or (2) =                           $200,000
  The Reset GBP is equal to 7% of your Reset GBA:
         0.07 X $200,000 =                                     $ 14,000
  During the eighth contract year your contract value falls
  to $175,000. You decide to take a partial withdrawal of
  $25,000. You took more than your GBP of $14,000 so your
  RBA gets reset to the lesser of:
     (1) your contract value immediately following the
        partial withdrawal;
         $175,000 - $25,000 =                                  $150,000
         OR
     (2) your prior RBA less the amount of the partial
        withdrawal.
         $180,000 - $25,000 =                                  $155,000
  Reset RBA = lesser of (1) or (2) =                           $150,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA;                                       $200,000
         OR
     (2) your contract value immediately following the
        partial withdrawal;
         $175,000 - $25,000 =                                  $150,000
  Reset GBA = lesser of (1) or (2) =                           $150,000
  The Reset GBP is equal to 7% of your Reset GBA:
         0.07 X $150,000 =                                     $ 10,500


--------------------------------------------------------------------------------

  116  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

APPENDIX J: INCOME ASSURER BENEFIT(R) RIDERS



INCOME ASSURER BENEFIT(R) RIDERS



The following three optional Income Assurer Benefit(R) riders were available under your contract if you purchased your contract prior to May 1, 2007. These riders are no longer available for purchase.



- Income Assurer Benefit(R) - MAV;



- Income Assurer Benefit(R) - 5% Accumulation Benefit Base; or



- Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base.



The Income Assurer Benefit(R) riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.



The general information in this section applies to each Income Assurer Benefit(R) rider.



HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFIT(R) RIDERS IN THE SECTIONS BELOW:



GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(R) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit(R). Your annuitization payout will never be less than that provided by your contract value.



EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under contract data and will include the RiverSource Variable Portfolio - Cash Management Fund and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit(R) - 5% Accumulation Benefit Base and the Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base.


EXCLUDED PAYMENTS: These are purchase payments and any purchase payment credits paid in the last five years before exercise of the benefit which we will exclude from the calculation of the guaranteed income benefit base whenever they equal $50,000 or more, or if they equal 25% or more of total purchase payments and any purchase payment credits.

PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

  (a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior
      to) the partial withdrawal; and

  (b) is the benefit on the date of (but prior to) the partial withdrawal.


PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as Excluded Investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit(R) - 5% Accumulation Benefit Base and the Income Assurer
Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base.



WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. The 10-year waiting period will be restarted if you elect to change your model portfolio to one that causes the rider charge to increase more than 0.20% whenever the remaining waiting period just prior to the change is less than three years (see "Charges - Income Assurer Benefit(R)").



THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER
BENEFIT(R):


EXERCISING THE RIDER

Rider exercise conditions are:


- you may only exercise the Income Assurer Benefit(R) rider within 30 days after any contract anniversary following the expiration of the waiting period; and


--------------------------------------------------------------------------------

     RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   117

- the annuitant on the retirement date must be between 50 to 86 years old; and

- you can only take an annuity payment in one of the following annuity payout plans:

  Plan A -- Life Annuity - No Refund;

  Plan B -- Life Annuity with Ten or Twenty Years Certain;

  Plan D -- Joint and Last Survivor Life Annuity - No Refund;
        Joint and Last Survivor Life Annuity with Twenty Years Certain; or

  Plan E -- Twenty Years Certain.


After the expiration of the waiting period, the Income Assurer Benefit()(R) rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.


If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. EXCEPTION: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

- If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

- If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate for contracts purchased on or after June 19, 2006.(1) These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables"). Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

 Pt-1 (1 + I)
 ------------    = Pt
     1.05

Pt-1   = prior annuity payout
Pt     = current annuity payout
i      = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

(1) For all other contracts, the guaranteed annuity purchase rates are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate.

TERMINATING THE RIDER

Rider termination conditions are:

- you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

- you may terminate the rider any time after the expiration of the waiting period;

- the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and


- the rider will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.



*The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit rider before this time, your benefits will continue according to the annuity payout plan you have selected.


--------------------------------------------------------------------------------

  118  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT(R) RIDERS DESCRIBED BELOW:



INCOME ASSURER BENEFIT(R) - MAV



The guaranteed income benefit base for the Income Assurer Benefit(R) - MAV is the greater of these three values:


1. contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3. the maximum anniversary value.


MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:


  (a) current contract value; or

  (b) total payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and any purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

WHEN WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the market value adjusted excluded payments; or

2. total purchase payments plus any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

3. the MAV, less market value adjusted excluded payments.

MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and any purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, any credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.


INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE



The guaranteed income benefit base for the Income Assurer Benefit(R) -- 5% Accumulation Benefit Base is the greater of these three values:


1. contract value; or

2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor.


5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit(R) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.


The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

- the total purchase payments and any purchase payment credits made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

- an amount equal to 5% of your initial purchase payment and any purchase payment credit allocated to the protected investment options.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and any purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

--------------------------------------------------------------------------------

     RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   119

The amount of purchase payment and any purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

  (a) is the amount of purchase payment and any purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

  (b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

  (a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

  (b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

  (c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].

WHEN WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

     1. contract value less the market value adjusted excluded payments (described above); or

     2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or

     3. the 5% variable account floor, less 5% adjusted excluded payments.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and any credit accumulated at 5% for the number of full contract years they have been in the contract.


INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE



The guaranteed income benefit base for the Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:


     1. the contract value;

     2. the total purchase payments and any purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;

     3. the MAV (described above); or

     4. the 5% variable account floor (described above).

WHEN WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:

     1. contract value less the market value adjusted excluded payments (described above);

     2. total purchase payments and any purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;

     3. the MAV, less market value adjusted excluded payments (described above); or

     4. the 5% Variable Account Floor, less 5% adjusted excluded payments (described above).

--------------------------------------------------------------------------------

  120  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

EXAMPLES OF THE INCOME ASSURER BENEFIT(R) RIDERS



The purpose of these examples is to illustrate the operation of the Income Assurer Benefit(R) Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "protected investment options") and the fees and charges that apply to your contract.


For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity -- No Refund.


Remember that the riders require you to choose a Portfolio Navigator model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some Portfolio Navigator model portfolios include protected investment options and excluded investment options (RiverSource Variable Portfolio - Cash Management Fund, and if available under the contract and the one-year fixed account). Excluded investment options are not included in calculating the 5% variable account floor under the Income Assurer Benefit(R) - 5% Accumulation Benefit Base rider and the Income Assurer Benefit(R) - Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator model portfolios.


ASSUMPTIONS:


- You purchase the contract during the 2006 calendar year with a payment of $100,000; and


- you invest all contract value in the subaccounts (protected investment options); and

- you make no additional purchase payments, partial withdrawals or changes in model portfolio; and

- the annuitant is male and age 55 at contract issue; and

- the joint annuitant is female and age 55 at contract issue.


EXAMPLE -- INCOME ASSURER BENEFIT(R) - MAV


Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

              ASSUMED                                    MAXIMUM                GUARANTEED
 CONTRACT     CONTRACT            PURCHASE             ANNIVERSARY            INCOME BENEFIT
ANNIVERSARY    VALUE              PAYMENTS            VALUE (MAV)(1)          BASE - MAV(2)
-----------------------------------------------------------------------------------------------
     1        $108,000            $100,000               $108,000                $108,000
     2        125,000                none                 125,000                 125,000
     3        132,000                none                 132,000                 132,000
     4        150,000                none                 150,000                 150,000
     5         85,000                none                 150,000                 150,000
     6        121,000                none                 150,000                 150,000
     7        139,000                none                 150,000                 150,000
     8        153,000                none                 153,000                 153,000
     9        140,000                none                 153,000                 153,000
    10        174,000                none                 174,000                 174,000
    11        141,000                none                 174,000                 174,000
    12        148,000                none                 174,000                 174,000
    13        208,000                none                 208,000                 208,000
    14        198,000                none                 208,000                 208,000
    15        203,000                none                 208,000                 208,000
-----------------------------------------------------------------------------------------------

(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.

--------------------------------------------------------------------------------

     RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   121

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                  STANDARD PROVISIONS
              ------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY      ASSUMED        PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
--------------------------------------------------------------------------
    10           $174,000            $  772.56              $  774.30
    11            141,000               641.55                 642.96
    12            148,000               691.16                 692.64
    13            208,000               996.32                 998.40
    14            198,000               974.16                 976.14
    15            203,000             1,025.15               1,027.18
--------------------------------------------------------------------------

                                IAB - MAV PROVISIONS
             ----------------------------------------------------------
 CONTRACT                       NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY   IAB - MAV      PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE  BENEFIT BASE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
-----------  ----------------------------------------------------------
    10         $174,000           $  772.56              $  774.30
    11          174,000              791.70                 793.44
    12          174,000              812.58                 814.32
    13          208,000              996.32                 998.40
    14          208,000            1,023.36               1,025.44
    15          208,000            1,050.40               1,052.48
--------------------------------------------------------------------------

(1) Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to June 19, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after June 19, 2006, the references to New Table apply to your contract.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                   STANDARD PROVISIONS                                 IAB - MAV PROVISIONS
              -----------------------------------------------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)            OLD TABLE(1)                           NEW TABLE(1)
ANNIVERSARY      ASSUMED           PLAN D - LAST           PLAN D - LAST        IAB - MAV         PLAN D - LAST
AT EXERCISE   CONTRACT VALUE   SURVIVOR NO REFUND(2)   SURVIVOR NO REFUND(2)   BENEFIT BASE   SURVIVOR NO REFUND(2)
-------------------------------------------------------------------------------------------------------------------
    10           $174,000             $629.88                 $622.92            $174,000            $629.88
    11            141,000              521.70                  516.06             174,000             643.80
    12            148,000              559.44                  553.52             174,000             657.72
    13            208,000              807.04                  796.64             208,000             807.04
    14            198,000              786.06                  778.14             208,000             825.76
    15            203,000              826.21                  818.09             208,000             846.56
-------------------------------------------------------------------------------------------------------------------

             IAB - MAV PROVISIONS
             ---------------------
 CONTRACT        OLD TABLE(1)
ANNIVERSARY      PLAN D - LAST
AT EXERCISE  SURVIVOR NO REFUND(2)
-----------  ---------------------
    10              $622.92
    11               636.84
    12               650.76
    13               796.64
    14               817.44
    15               838.24
-----------------------------------------------------------------------------------------------

(1) Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to June 19, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after June 19, 2006, the references to New Table apply to your contract.

(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.


NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

--------------------------------------------------------------------------------

  122  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

EXAMPLE -- INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE


Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                   GUARANTEED
                                                                                     INCOME
              ASSUMED                                                            BENEFIT BASE -
 CONTRACT     CONTRACT             PURCHASE              5% ACCUMULATION         5% ACCUMULATION
ANNIVERSARY    VALUE               PAYMENTS              BENEFIT BASE(1)         BENEFIT BASE(2)
------------------------------------------------------------------------------------------------
     1        $108,000             $100,000                 $105,000                $108,000
     2        125,000                  none                  110,250                 125,000
     3        132,000                  none                  115,763                 132,000
     4        150,000                  none                  121,551                 150,000
     5         85,000                  none                  127,628                 127,628
     6        121,000                  none                  134,010                 134,010
     7        139,000                  none                  140,710                 140,710
     8        153,000                  none                  147,746                 153,000
     9        140,000                  none                  155,133                 155,133
    10        174,000                  none                  162,889                 174,000
    11        141,000                  none                  171,034                 171,034
    12        148,000                  none                  179,586                 179,586
    13        208,000                  none                  188,565                 208,000
    14        198,000                  none                  197,993                 198,000
    15        203,000                  none                  207,893                 207,893
------------------------------------------------------------------------------------------------

(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                  STANDARD PROVISIONS
              ------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY      ASSUMED        PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
--------------------------------------------------------------------------
    10           $174,000            $  772.56              $  774.30
    11            141,000               641.55                 642.96
    12            148,000               691.16                 692.64
    13            208,000               996.32                 998.40
    14            198,000               974.16                 976.14
    15            203,000             1,025.15               1,027.18
--------------------------------------------------------------------------

                               IAB - 5% RF PROVISIONS
             ----------------------------------------------------------
 CONTRACT                       NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY  IAB - 5% RF     PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE  BENEFIT BASE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
-----------  ----------------------------------------------------------
    10         $174,000          $   772.56              $  774.30
    11          171,034              778.20                 779.91
    12          179,586              838.66                 840.46
    13          208,000              996.32                 998.40
    14          198,000              974.16                 976.14
    15          207,893            1,049.86               1,051.94
--------------------------------------------------------------------------

(1) Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to June 19, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after June 19, 2006, the references to New Table apply to your contract.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

--------------------------------------------------------------------------------

     RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   123

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                   STANDARD PROVISIONS
              --------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)            OLD TABLE(1)
ANNIVERSARY      ASSUMED           PLAN D - LAST           PLAN D - LAST
AT EXERCISE   CONTRACT VALUE   SURVIVOR NO REFUND(2)   SURVIVOR NO REFUND(2)
----------------------------------------------------------------------------
    10           $174,000             $629.88                 $622.92
    11            141,000              521.70                  516.06
    12            148,000              559.44                  553.52
    13            208,000              807.04                  796.64
    14            198,000              786.06                  778.14
    15            203,000              826.21                  818.09
----------------------------------------------------------------------------

                                IAB - 5% RF PROVISIONS
             ------------------------------------------------------------
 CONTRACT                       NEW TABLE(1)            OLD TABLE(1)
ANNIVERSARY  IAB - 5% RF        PLAN D - LAST           PLAN D - LAST
AT EXERCISE  BENEFIT BASE   SURVIVOR NO REFUND(2)   SURVIVOR NO REFUND(2)
-----------  ------------------------------------------------------------
    10         $174,000            $629.88                 $622.92
    11          171,034             632.83                  625.98
    12          179,586             678.83                  671.65
    13          208,000             807.04                  796.64
    14          198,000             786.06                  778.14
    15          207,893             846.12                  837.81
----------------------------------------------------------------------------

(1) Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to June 19, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after June 19, 2006, the references to New Table apply to your contract.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


EXAMPLE -- INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE


Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                                    GUARANTEED
                                                                                                      INCOME
                                                                                                  BENEFIT BASE -
                                                                                                    GREATER OF
              ASSUMED                                 MAXIMUM                                        MAV OR 5%
 CONTRACT     CONTRACT           PURCHASE           ANNIVERSARY           5% ACCUMULATION          ACCUMULATION
ANNIVERSARY    VALUE             PAYMENTS            VALUE(1)             BENEFIT BASE(1)         BENEFIT BASE(2)
-----------------------------------------------------------------------------------------------------------------
     1        $108,000           $100,000            $108,000                $105,000                $108,000
     2        125,000               none              125,000                 110,250                 125,000
     3        132,000               none              132,000                 115,763                 132,000
     4        150,000               none              150,000                 121,551                 150,000
     5         85,000               none              150,000                 127,628                 150,000
     6        121,000               none              150,000                 134,010                 150,000
     7        139,000               none              150,000                 140,710                 150,000
     8        153,000               none              153,000                 147,746                 153,000
     9        140,000               none              153,000                 155,133                 155,133
    10        174,000               none              174,000                 162,889                 174,000
    11        141,000               none              174,000                 171,034                 174,000
    12        148,000               none              174,000                 179,586                 179,586
    13        208,000               none              208,000                 188,565                 208,000
    14        198,000               none              208,000                 197,993                 208,000
    15        203,000               none              208,000                 207,893                 208,000
-----------------------------------------------------------------------------------------------------------------

(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

--------------------------------------------------------------------------------

  124  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                  STANDARD PROVISIONS
              ------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY      ASSUMED        PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
--------------------------------------------------------------------------
    10           $174,000            $  772.56              $  774.30
    11            141,000               641.55                 642.96
    12            148,000               691.16                 692.64
    13            208,000               996.32                 998.40
    14            198,000               974.16                 976.14
    15            203,000             1,025.15               1,027.18
--------------------------------------------------------------------------

                                IAB - MAX PROVISIONS
             ----------------------------------------------------------
 CONTRACT                       NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY   IAB - MAX      PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE  BENEFIT BASE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
-----------  ----------------------------------------------------------
    10         $174,000          $   772.56             $   774.30
    11          174,000              791.70                 793.44
    12          179,586              838.66                 840.46
    13          208,000              996.32                 998.40
    14          208,000            1,023.36               1,025.44
    15          208,000            1,050.40               1,052.48
--------------------------------------------------------------------------

(1) Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to June 19, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after June 19, 2006, the references to New Table apply to your contract.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                    STANDARD PROVISIONS                                   IAB - MAX PROVISIONS
              ---------------------------------------------------------------------------------------------------------
 CONTRACT                           NEW TABLE(1)             OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY      ASSUMED            PLAN D - LAST            PLAN D - LAST         IAB - MAX          PLAN D - LAST
AT EXERCISE   CONTRACT VALUE    SURVIVOR NO REFUND(2)    SURVIVOR NO REFUND(2)    BENEFIT BASE    SURVIVOR NO REFUND(2)
-----------------------------------------------------------------------------------------------------------------------
    10           $174,000             $  629.88                $  622.92            $174,000            $  629.88
    11            141,000                521.70                   516.06             174,000               643.80
    12            148,000                559.44                   553.52             179,586               678.83
    13            208,000                807.04                   796.64             208,000               807.04
    14            198,000                786.06                   778.14             208,000               825.76
    15            203,000                826.21                   818.09             208,000               846.56
-----------------------------------------------------------------------------------------------------------------------

             IAB - MAX PROVISIONS
             ---------------------
 CONTRACT        OLD TABLE(1)
ANNIVERSARY      PLAN D - LAST
AT EXERCISE  SURVIVOR NO REFUND(2)
-----------  ---------------------
    10             $  622.92
    11                636.84
    12                671.65
    13                796.64
    14                817.44
    15                838.24
---------------------------------------------------------------------------------------------------

(1) Effective June 19, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to June 19, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after June 19, 2006, the references to New Table apply to your contract.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

--------------------------------------------------------------------------------

     RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   125

APPENDIX K: CONDENSED FINANCIAL INFORMATION


(Unaudited)




The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.



VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                               2007         2006
-----------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (06/19/2006)
Accumulation unit value at beginning of period                    $1.13      $1.00
Accumulation unit value at end of period                          $1.14      $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
-----------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                    $1.00         --
Accumulation unit value at end of period                          $1.05         --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
-----------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (06/19/2006)
Accumulation unit value at beginning of period                    $1.10      $1.00
Accumulation unit value at end of period                          $1.21      $1.10
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
-----------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                    $1.00         --
Accumulation unit value at end of period                          $1.03         --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
-----------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                    $1.00         --
Accumulation unit value at end of period                          $1.05         --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          164         --
-----------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (06/19/2006)
Accumulation unit value at beginning of period                    $1.10      $1.00
Accumulation unit value at end of period                          $1.19      $1.10
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
-----------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (06/19/2006)
Accumulation unit value at beginning of period                    $1.12      $1.00
Accumulation unit value at end of period                          $1.14      $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
-----------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (05/01/2007)
Accumulation unit value at beginning of period                    $1.00         --
Accumulation unit value at end of period                          $1.16         --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
-----------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (06/19/2006)
Accumulation unit value at beginning of period                    $1.17      $1.00
Accumulation unit value at end of period                          $1.21      $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
-----------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (06/19/2006)
Accumulation unit value at beginning of period                    $1.24      $1.00
Accumulation unit value at end of period                          $1.30      $1.24
Number of accumulation units outstanding at end of period (000
  omitted)                                                          212         75
-----------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (06/19/2006)
Accumulation unit value at beginning of period                    $1.02      $1.00
Accumulation unit value at end of period                          $1.10      $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
-----------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period                    $1.00         --
Accumulation unit value at end of period                          $0.90         --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --
-----------------------------------------------------------------------------------


--------------------------------------------------------------------------------

  126  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                         2007           2006
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (06/19/2006)
Accumulation unit value at beginning of period                          $1.03          $1.00
Accumulation unit value at end of period                                $1.24          $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --            207
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (06/19/2006)
Accumulation unit value at beginning of period                          $1.15          $1.00
Accumulation unit value at end of period                                $1.08          $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (06/19/2006)
Accumulation unit value at beginning of period                          $1.08          $1.00
Accumulation unit value at end of period                                $1.08          $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             16
-----------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.13             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                358             --
-----------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.14             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (06/19/2006)
Accumulation unit value at beginning of period                          $1.13          $1.00
Accumulation unit value at end of period                                $1.08          $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                300             --
-----------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.10             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                          $1.06          $1.00
Accumulation unit value at end of period                                $1.07          $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                          $1.15          $1.00
Accumulation unit value at end of period                                $1.22          $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.10             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                          $1.16          $1.00
Accumulation unit value at end of period                                $1.19          $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $0.99             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                155             --
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                          $1.10          $1.00
Accumulation unit value at end of period                                $1.28          $1.10
Number of accumulation units outstanding at end of period (000
  omitted)                                                                438            409
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                          $1.08          $1.00
Accumulation unit value at end of period                                $1.35          $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                          $1.04          $1.00
Accumulation unit value at end of period                                $1.08          $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                                301             21
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   127

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                         2007           2006
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                          $1.09          $1.00
Accumulation unit value at end of period                                $1.25          $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                                155             68
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                          $1.17          $1.00
Accumulation unit value at end of period                                $1.35          $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             21
-----------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                          $1.12          $1.00
Accumulation unit value at end of period                                $1.15          $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                          $1.13          $1.00
Accumulation unit value at end of period                                $1.08          $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                          $1.10          $1.00
Accumulation unit value at end of period                                $1.21          $1.10
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                          $1.14          $1.00
Accumulation unit value at end of period                                $1.17          $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --            131
-----------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                          $1.07          $1.00
Accumulation unit value at end of period                                $1.17          $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                255             94
-----------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                          $1.18          $1.00
Accumulation unit value at end of period                                $1.19          $1.18
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (06/19/2006)
Accumulation unit value at beginning of period                          $1.14          $1.00
Accumulation unit value at end of period                                $1.16          $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                190            130
-----------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $0.94             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.06             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                449             --
-----------------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.03             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (06/19/2006)
Accumulation unit value at beginning of period                          $1.14          $1.00
Accumulation unit value at end of period                                $1.16          $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (06/19/2006)
Accumulation unit value at beginning of period                          $1.11          $1.00
Accumulation unit value at end of period                                $1.14          $1.11
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (06/19/2006)
Accumulation unit value at beginning of period                          $1.23          $1.00
Accumulation unit value at end of period                                $1.56          $1.23
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

  128  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                         2007           2006
-----------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                          $1.10          $1.00
Accumulation unit value at end of period                                $1.23          $1.10
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                          $1.17          $1.00
Accumulation unit value at end of period                                $1.23          $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                          $1.10          $1.00
Accumulation unit value at end of period                                $1.08          $1.10
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                          $1.07          $1.00
Accumulation unit value at end of period                                $1.16          $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                443            134
-----------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.04             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                429             --
-----------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (06/19/2006)
Accumulation unit value at beginning of period                          $1.07          $1.00
Accumulation unit value at end of period                                $1.05          $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (06/19/2006)
Accumulation unit value at beginning of period                          $1.21          $1.00
Accumulation unit value at end of period                                $1.30          $1.21
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (06/19/2006)
Accumulation unit value at beginning of period                          $1.13          $1.00
Accumulation unit value at end of period                                $0.97          $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             98
-----------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (06/19/2006)
Accumulation unit value at beginning of period                          $1.07          $1.00
Accumulation unit value at end of period                                $1.10          $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND (05/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $0.99             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                342             --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (06/19/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                          $1.10          $1.00
Accumulation unit value at end of period                                $1.15          $1.10
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (06/19/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                          $1.12          $1.00
Accumulation unit value at end of period                                $1.06          $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (06/19/2006)
Accumulation unit value at beginning of period                          $1.02          $1.00
Accumulation unit value at end of period                                $1.06          $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 91              1
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio -- Cash
Management Fund at Dec. 31, 2007 were 3.40% and 3.46%, respectively.
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (06/19/2006)
Accumulation unit value at beginning of period                          $1.04          $1.00
Accumulation unit value at end of period                                $1.09          $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                                654            195
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   129

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                         2007           2006
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (06/19/2006)
Accumulation unit value at beginning of period                          $1.13          $1.00
Accumulation unit value at end of period                                $1.20          $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                424            205
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND
  (06/19/2006)
Accumulation unit value at beginning of period                          $1.02          $1.00
Accumulation unit value at end of period                                $1.09          $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                                289            164
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (06/19/2006)
Accumulation unit value at beginning of period                          $1.12          $1.00
Accumulation unit value at end of period                                $1.14          $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (06/19/2006)
Accumulation unit value at beginning of period                          $1.07          $1.00
Accumulation unit value at end of period                                $1.08          $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --              4
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (06/19/2006)
Accumulation unit value at beginning of period                          $1.06          $1.00
Accumulation unit value at end of period                                $1.08          $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                                216             81
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (06/19/2006)
Accumulation unit value at beginning of period                          $1.14          $1.00
Accumulation unit value at end of period                                $1.16          $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (06/19/2006)
Accumulation unit value at beginning of period                          $1.05          $1.00
Accumulation unit value at end of period                                $1.18          $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.00             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (06/19/2006)
Accumulation unit value at beginning of period                          $1.14          $1.00
Accumulation unit value at end of period                                $1.18          $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (06/19/2006)
Accumulation unit value at beginning of period                          $1.03          $1.00
Accumulation unit value at end of period                                $1.07          $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 55              5
-----------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (06/19/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                          $1.34          $1.00
Accumulation unit value at end of period                                $1.84          $1.34
Number of accumulation units outstanding at end of period (000
  omitted)                                                                106             66
-----------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (06/19/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND)
Accumulation unit value at beginning of period                          $1.18          $1.00
Accumulation unit value at end of period                                $1.32          $1.18
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (06/19/2006)
Accumulation unit value at beginning of period                          $1.13          $1.00
Accumulation unit value at end of period                                $1.09          $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                238            201
-----------------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $0.85             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 91             --
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

  130  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                         2007           2006
-----------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $1.00             --
Accumulation unit value at end of period                                $1.13             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --             --
-----------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (06/19/2006)
Accumulation unit value at beginning of period                          $1.23          $1.00
Accumulation unit value at end of period                                $1.01          $1.23
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --              1
-----------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP* (06/19/2006)
Accumulation unit value at beginning of period                          $1.23          $1.00
Accumulation unit value at end of period                                $1.42          $1.23
Number of accumulation units outstanding at end of period (000
  omitted)                                                                140             86
*Effective June 1, 2008, the Fund will change its name to Wanger International.
-----------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (06/19/2006)
Accumulation unit value at beginning of period                          $1.08          $1.00
Accumulation unit value at end of period                                $1.13          $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                                105             23
*Effective June 1, 2008, the Fund will change its name to Wanger USA.
-----------------------------------------------------------------------------------------------



VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.19    $1.07    $1.03    $1.00
Accumulation unit value at end of period                       $1.18    $1.19    $1.07    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    1        6        6        1
-----------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.04       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.29    $1.13    $1.05    $1.00
Accumulation unit value at end of period                       $1.40    $1.29    $1.13    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.03       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.04       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   82       --       --       --
-----------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.18    $1.08    $1.02    $1.00
Accumulation unit value at end of period                       $1.27    $1.18    $1.08    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --        2        2       --
-----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                 $1.14    $1.04    $1.02    $1.00
Accumulation unit value at end of period                       $1.15    $1.14    $1.04    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.15       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                 $1.22    $1.06    $1.03    $1.00
Accumulation unit value at end of period                       $1.26    $1.22    $1.06    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   131

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                 $1.60    $1.21    $1.05    $1.00
Accumulation unit value at end of period                       $1.67    $1.60    $1.21    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  105       43       28        1
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                 $1.01    $1.01    $1.01    $1.00
Accumulation unit value at end of period                       $1.08    $1.01    $1.01    $1.01
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   54       84       50        3
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $0.90       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/15/2004)
Accumulation unit value at beginning of period                 $0.98    $1.03    $1.03    $1.00
Accumulation unit value at end of period                       $1.16    $0.98    $1.03    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   49       99       36       --
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                 $1.24    $1.07    $1.04    $1.00
Accumulation unit value at end of period                       $1.16    $1.24    $1.07    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   27       --       --       --
-----------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (04/28/2006)
Accumulation unit value at beginning of period                 $1.07    $1.00       --       --
Accumulation unit value at end of period                       $1.07    $1.07       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   12       39       --       --
-----------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.12       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  185       --       --       --
-----------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.13       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (11/15/2004)
Accumulation unit value at beginning of period                 $1.28    $1.09    $1.06    $1.00
Accumulation unit value at end of period                       $1.23    $1.28    $1.09    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  137       --       --       --
-----------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.10       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.18    $1.11    $1.04    $1.00
Accumulation unit value at end of period                       $1.18    $1.18    $1.11    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.19    $1.04    $1.02    $1.00
Accumulation unit value at end of period                       $1.25    $1.19    $1.04    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.09       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    6       --       --       --
-----------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.38    $1.15    $1.05    $1.00
Accumulation unit value at end of period                       $1.41    $1.38    $1.15    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $0.98       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  111       --       --       --
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

  132  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                 $1.30    $1.18    $1.03    $1.00
Accumulation unit value at end of period                       $1.50    $1.30    $1.18    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  291      197      105       43
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                 $1.11    $1.06    $1.02    $1.00
Accumulation unit value at end of period                       $1.38    $1.11    $1.06    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                 $1.03    $1.01    $1.00    $1.00
Accumulation unit value at end of period                       $1.05    $1.03    $1.01    $1.00
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  264       87       52        3
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                 $1.35    $1.22    $1.05    $1.00
Accumulation unit value at end of period                       $1.53    $1.35    $1.22    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   73       27       12       --
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                 $1.42    $1.23    $1.05    $1.00
Accumulation unit value at end of period                       $1.63    $1.42    $1.23    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --        6        3       --
-----------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                 $1.20    $1.03    $1.03    $1.00
Accumulation unit value at end of period                       $1.22    $1.20    $1.03    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                 $1.20    $1.04    $1.03    $1.00
Accumulation unit value at end of period                       $1.15    $1.20    $1.04    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                 $1.13    $1.06    $1.02    $1.00
Accumulation unit value at end of period                       $1.23    $1.13    $1.06    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                 $1.32    $1.13    $1.04    $1.00
Accumulation unit value at end of period                       $1.34    $1.32    $1.13    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   33       56       33       33
-----------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                 $1.10    $1.00    $1.05    $1.00
Accumulation unit value at end of period                       $1.20    $1.10    $1.00    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  198       62       19        1
-----------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                 $1.34    $1.11    $1.04    $1.00
Accumulation unit value at end of period                       $1.34    $1.34    $1.11    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.32    $1.16    $1.04    $1.00
Accumulation unit value at end of period                       $1.34    $1.32    $1.16    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  138       44       18       --
-----------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $0.94       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.05       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  213       --       --       --
-----------------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.03       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   133

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                 $1.19    $1.07    $1.04    $1.00
Accumulation unit value at end of period                       $1.20    $1.19    $1.07    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                 $1.13    $1.03    $1.02    $1.00
Accumulation unit value at end of period                       $1.16    $1.13    $1.03    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                 $1.56    $1.21    $1.06    $1.00
Accumulation unit value at end of period                       $1.96    $1.56    $1.21    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.11    $1.05    $1.02    $1.00
Accumulation unit value at end of period                       $1.24    $1.11    $1.05    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   75       75       63       35
-----------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.38    $1.20    $1.07    $1.00
Accumulation unit value at end of period                       $1.44    $1.38    $1.20    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.27    $1.13    $1.04    $1.00
Accumulation unit value at end of period                       $1.23    $1.27    $1.13    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.08    $1.03    $1.02    $1.00
Accumulation unit value at end of period                       $1.17    $1.08    $1.03    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  319      107       61       27
-----------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.03       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  237       --       --       --
-----------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.17    $1.15    $1.04    $1.00
Accumulation unit value at end of period                       $1.14    $1.17    $1.15    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.46    $1.16    $1.05    $1.00
Accumulation unit value at end of period                       $1.56    $1.46    $1.16    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.28    $1.11    $1.05    $1.00
Accumulation unit value at end of period                       $1.10    $1.28    $1.11    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       14       --       --
-----------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.21    $1.17    $1.06    $1.00
Accumulation unit value at end of period                       $1.23    $1.21    $1.17    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND (05/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $0.99       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  173       --       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (11/15/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                 $1.17    $1.03    $1.04    $1.00
Accumulation unit value at end of period                       $1.22    $1.17    $1.03    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

  134  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (11/15/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                 $1.29    $1.09    $1.05    $1.00
Accumulation unit value at end of period                       $1.21    $1.29    $1.09    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   35       37       29       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (11/15/2004)
Accumulation unit value at beginning of period                 $1.04    $1.01    $1.00    $1.00
Accumulation unit value at end of period                       $1.07    $1.04    $1.01    $1.00
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    3        6        4        1
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash
Management Fund at Dec. 31, 2007 were 2.75% and 2.78%, respectively.
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (11/15/2004)
Accumulation unit value at beginning of period                 $1.04    $1.01    $1.00    $1.00
Accumulation unit value at end of period                       $1.07    $1.04    $1.01    $1.00
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  475       98       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (11/15/2004)
Accumulation unit value at beginning of period                 $1.38    $1.17    $1.05    $1.00
Accumulation unit value at end of period                       $1.46    $1.38    $1.17    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  227      110       51       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND
  (05/01/2006)
Accumulation unit value at beginning of period                 $1.02    $1.00       --       --
Accumulation unit value at end of period                       $1.09    $1.02       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  180       57       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (11/15/2004)
Accumulation unit value at beginning of period                 $1.21    $1.10    $1.03    $1.00
Accumulation unit value at end of period                       $1.22    $1.21    $1.10    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (11/15/2004)
Accumulation unit value at beginning of period                 $1.12    $1.03    $1.01    $1.00
Accumulation unit value at end of period                       $1.13    $1.12    $1.03    $1.01
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   11       18        9        1
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (11/15/2004)
Accumulation unit value at beginning of period                 $1.08    $1.02    $1.01    $1.00
Accumulation unit value at end of period                       $1.09    $1.08    $1.02    $1.01
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  139       26       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (11/15/2004)
Accumulation unit value at beginning of period                 $1.22    $1.07    $1.03    $1.00
Accumulation unit value at end of period                       $1.23    $1.22    $1.07    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    1       15       15        2
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (11/15/2004)
Accumulation unit value at beginning of period                 $1.11    $1.12    $1.04    $1.00
Accumulation unit value at end of period                       $1.24    $1.11    $1.12    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.00       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (11/15/2004)
Accumulation unit value at beginning of period                 $1.19    $1.05    $1.02    $1.00
Accumulation unit value at end of period                       $1.23    $1.19    $1.05    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (11/15/2004)
Accumulation unit value at beginning of period                 $1.02    $1.00    $1.00    $1.00
Accumulation unit value at end of period                       $1.06    $1.02    $1.00    $1.00
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   16        8       --       --
-----------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (11/15/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                 $1.87    $1.42    $1.08    $1.00
Accumulation unit value at end of period                       $2.54    $1.87    $1.42    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   48       27       15       --
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   135

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (11/15/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND)
Accumulation unit value at beginning of period                 $1.45    $1.18    $1.06    $1.00
Accumulation unit value at end of period                       $1.60    $1.45    $1.18    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.20    $1.05    $1.03    $1.00
Accumulation unit value at end of period                       $1.16    $1.20    $1.05    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  201      143       72        1
-----------------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $0.85       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   45       --       --       --
-----------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.12       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period                 $1.64    $1.21    $1.05    $1.00
Accumulation unit value at end of period                       $1.33    $1.64    $1.21    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --        4        4        1
-----------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP* (11/15/2004)
Accumulation unit value at beginning of period                 $1.75    $1.30    $1.08    $1.00
Accumulation unit value at end of period                       $2.00    $1.75    $1.30    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   67       37       22       --
*Effective June 1, 2008, the Fund will change its name to Wanger International.
-----------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (11/15/2004)
Accumulation unit value at beginning of period                 $1.21    $1.14    $1.04    $1.00
Accumulation unit value at end of period                       $1.25    $1.21    $1.14    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   60       25       17       --
*Effective June 1, 2008, the Fund will change its name to Wanger USA.
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

  136  RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..................... p.  3
Rating Agencies................................. p.  4
Revenues Received During Calendar Year 2007..... p.  4
Principal Underwriter........................... p.  5
Independent Registered Public Accounting Firm... p.  5
Condensed Financial Information (Unaudited)..... p.  6
Financial Statements


--------------------------------------------------------------------------------

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     RIVERSOURCE ENDEAVOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS   143

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
P.O. Box 5555
Albany, NY 12205-0555
(800) 504-0469


          RiverSource Distributors, Inc. (Distributor), Member FINRA.

 Insurance and annuity products are issued by RiverSource Life Insurance Co. of
                             New York, Albany, NY.


        (C)2008 RiverSource Life Insurance Company. All rights reserved.


273480 K (5/08)

PART B.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR



                        RIVERSOURCE(R)ENDEAVOR PLUS (SM)

                                VARIABLE ANNUITY



                         RIVERSOURCE(R) ENDEAVOR SELECT

                                VARIABLE ANNUITY



                        RIVERSOURCE(R) FLEXCHOICE SELECT

                                VARIABLE ANNUITY



                        RIVERSOURCE(R) INNOVATIONS SELECT

                                VARIABLE ANNUITY



                           RIVERSOURCE(R) INNOVATIONS

                                VARIABLE ANNUITY



                             RIVERSOURCE OF NEW YORK

                           VARIABLE ANNUITY ACCOUNT 2

                   (previously ACL Variable Annuity Account 2)



                                   MAY 1, 2008


RiverSource of New York Variable Annuity Account 2 is a separate account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY).

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained from your investment professional, or by writing or calling us at the address and telephone number below. This SAI contains financial information for all the subaccounts of the RiverSource of New York Variable Annuity Account 2. Not all subaccounts shown will apply to your specific contract.

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension

P.O. Box 5144


Albany, NY 12205


(800) 541-2251


S-6314 F (5/08)

TABLE OF CONTENTS

Calculating Annuity Payouts.....................................................   p.  3
Rating Agencies.................................................................   p.  4
Revenues Received During Calendar Year 2007.....................................   p.  4
Principal Underwriter...........................................................   p.  5
Independent Registered Public Accounting Firm...................................   p.  5
Condensed Financial Information (Unaudited).....................................   p.  6
Financial Statements







 2    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

CALCULATING ANNUITY PAYOUTS

VARIABLE ANNUITY PAYOUTS

We do the following calculations separately for each of the subaccounts of the variable account. The separate monthly payouts, added together, make up your total variable annuity payout.


INITIAL PAYOUT: To compute your first monthly payout, we:



-  determine the dollar value of your contract on the valuation date; then



- apply the result to the annuity table contained in the contract or another table at least as favorable.


The annuity table shows the amount of the first monthly payout for each $1,000 of value which depends on factors built into the table, as described below.


ANNUITY UNITS: We then convert the value of your subaccount to annuity units. To compute the number of units credited to you, we divide the first monthly payout by the annuity unit value (see below) on the valuation date. The number of units in your subaccount is fixed. The value of the units fluctuates with the performance of the underlying fund.



SUBSEQUENT PAYOUTS: To compute later payouts, we multiply:



-  the annuity unit value on the valuation date; by



-  the fixed number of annuity units credited to you.



ANNUITY UNIT VALUES: We originally set this value at $1 for each subaccount. To calculate later values we multiply the last annuity value by the product of:



-  the net investment factor; and



-  the neutralizing factor.



The purpose of the neutralizing factor is to offset the effect of the assumed rate built into the annuity table. With an assumed investment rate of 3.5%, the neutralizing factor is 0.999906 for a one day valuation period.



NET INVESTMENT FACTOR: We determine the net investment factor by:



- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then



-  dividing that sum by the previous adjusted net asset value per share; and



- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.




Because the net asset value of the fund may fluctuate, the net investment factor may be greater or less than one, and the annuity unit value may increase or decrease. You bear this investment risk in a subaccount.

FIXED ANNUITY PAYOUTS


We guarantee your fixed annuity payout amounts. Once calculated, your payout will remain the same and never change. To calculate your annuity payouts we:



- take the value of your one-year fixed account at the retirement date or the date you selected to begin receiving your annuity payouts; then



- using an annuity table, we apply the value according to the annuity payout plan you select.


The annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The values in the table will be equal to or greater than the table in your contract.


                        RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    3

RATING AGENCIES


We receive ratings from independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. The ratings reflect each agency's estimation of our ability to meet our contractual obligations such as making annuity payouts and paying death benefits and other distributions. As such, the ratings relate to our general account and not to the subaccounts. This information generally does not relate to the management or performance of the subaccounts.



For detailed information on the agency ratings given to RiverSource Life of NY, contact your investment professional. You also may view our current ratings by visiting the agency websites directly at:


A.M. Best                                                                       www.ambest.com
Fitch                                                                     www.fitchratings.com
Moody's                                                               www.moodys.com/insurance
Standard & Poor's                                                     www.standardandpoors.com



A.M. Best -- Rates insurance companies for their financial strength.


Fitch -- Rates insurance companies for their claims-paying ability.


Moody's -- Rates insurance companies for their financial strength.


Standard & Poor's -- Rates insurance companies for their financial strength.



REVENUES RECEIVED DURING CALENDAR YEAR 2007



The following table shows the unaffiliated funds ranked according to highest to lowest total dollar amounts the funds and their affiliates paid to us and/or our affiliates in 2007. Some of these funds may not be available under your contract or policy. Please see your contract or policy prospectus regarding the investment options available to you.


--------------------------------------------------------------------------------------------
Fidelity(R) Variable Insurance Products                                       $17,462,401.41
Wanger Advisors Trust                                                         $11,509,856.38
Franklin(R) Templeton(R) Variable Insurance Products Trust                    $ 9,560,097.11
AllianceBernstein Variable Products Series Fund, Inc.                         $ 8,766,549.37
Oppenheimer Variable Account Funds                                            $ 8,400,283.32
American Century(R) Variable Portfolios, Inc.                                 $ 7,155,648.04
Goldman Sachs Variable Insurance Trust                                        $ 6,741,110.56
Columbia Funds Variable Insurance Trust                                       $ 4,291,538.97
Janus Aspen Series                                                            $ 3,627,203.09
AIM Variable Insurance Funds                                                  $ 3,595,282.87
Van Kampen Life Investment Trust                                              $ 3,525,593.85
MFS(R) Variable Insurance Trust(SM)                                           $ 3,488,140.95
PIMCO Variable Insurance Trust                                                $ 3,146,446.19
Putnam Variable Trust                                                         $ 2,394,170.95
Eaton Vance Variable Trust                                                    $ 1,970,638.76
Wells Fargo Advantage Variable Trust Funds                                    $ 1,936,347.23
The Universal Institutional Funds, Inc.                                       $ 1,464,234.07
Credit Suisse Trust                                                           $ 1,327,427.86
Lazard Retirement Series, Inc.                                                $ 1,129,901.36
Neuberger Berman Advisers Management Trust                                    $ 1,018,249.18
Third Avenue Variable Series Trust                                            $   925,701.33
Evergreen Variable Annuity Trust                                              $   872,574.31
Royce Capital Fund                                                            $   709,223.53
Pioneer Variable Contracts Trust                                              $   383,186.94
Dreyfus Investment Portfolios/Dreyfus Variable Investment Fund                $   212,278.47
Calvert Variable Series, Inc.                                                 $   192,660.23
STI Classic Variable Trust                                                    $    53,436.94
Legg Mason Partners Variable Portfolios                                       $    11,785.47
Premier VIT                                                                   $     8,122.39
Lincoln Variable Insurance Products Trust                                     $     4,827.25
J.P. Morgan Series Trust II                                                   $     3,261.37
--------------------------------------------------------------------------------------------




If the revenue received from affiliated funds were included in the table above, payment to us or our affiliates by the RiverSource Variable Series Trust Funds
(RVST) (previously RiverSource Variable Portfolio Funds) or their affiliates would be at the top of the list.



 4    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

PRINCIPAL UNDERWRITER


RiverSource Distributors, Inc. (RiverSource Distributors) serves as principal underwriter for the contracts, which it offers on a continuous basis. RiverSource Distributors is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (NASD). RiverSource Distributors is an affiliate of ours. The contracts are offered to the public through certain securities broker-dealers and through entities that may offer the contracts but are exempt from registration that have entered into selling agreements with RiverSource Distributors and whose personnel are legally authorized to sell annuity products. Both RiverSource Distributors and RiverSource Life of NY are ultimately controlled by Ameriprise Financial, Inc. The principal business address of RiverSource Distributors, Inc. is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.



Prior to Jan. 1, 2007, Ameriprise Financial Services, Inc. served as the principal underwriter for the contracts. The aggregate dollar amount of underwriting commissions paid to Ameriprise Financial Services, Inc. for the variable account in 2006 was $14,651,291 and in 2005 was $10,411,805. Ameriprise Financial Services, Inc. retained no underwriting commission from the sale of the contracts.



Effective Jan. 1, 2007, RiverSource Distributors became the principal underwriter for the contracts. RiverSource Distributors retains no underwriting commissions from the sale of the contracts. The aggregate dollar amount of underwriting commissions paid to RiverSource Distributors for the variable account in 2007 was $16,934,492.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, independent registered public accounting firm, has audited the financial statements of RiverSource Life Insurance Co. of New York at Dec. 31, 2007 and 2006, and for each of the three years in the period ended Dec. 31, 2007, and the individual financial statements of the segregated asset subaccounts of RiverSource of New York Variable Annuity Account 2, at Dec. 31, 2007, and for each of the periods indicated therein, as set forth in their reports thereon appearing elsewhere herein. We've included our financial statements in the SAI in reliance upon such reports given on the authority of Ernst & Young LLP as experts in accounting and auditing.



                        RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    5

CONDENSED FINANCIAL INFORMATION

(Unaudited)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each price level is noted in parentheses.

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                2007    2006    2005    2004    2003
-------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (03/17/2003)
Accumulation unit value at beginning of period                    $1.86   $1.67   $1.60   $1.46   $1.00
Accumulation unit value at end of period                          $1.87   $1.86   $1.67   $1.60   $1.46
Number of accumulation units outstanding at end of period (000
  omitted)                                                            3       3       3       3       2
-------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (03/17/2003)
Accumulation unit value at beginning of period                    $2.00   $1.74   $1.61   $1.41   $1.00
Accumulation unit value at end of period                          $2.19   $2.00   $1.74   $1.61   $1.41
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --      --      --      --      --
-------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES II SHARES (04/28/2006)
Accumulation unit value at beginning of period                    $1.08   $1.00      --      --      --
Accumulation unit value at end of period                          $1.16   $1.08      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --      --      --      --      --
-------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (03/17/2003)
Accumulation unit value at beginning of period                    $1.43   $1.30   $1.26   $1.17   $1.00
Accumulation unit value at end of period                          $1.46   $1.43   $1.30   $1.26   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                            2       2       2       2       2
-------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (03/17/2003)
Accumulation unit value at beginning of period                    $1.62   $1.51   $1.47   $1.41   $1.00
Accumulation unit value at end of period                          $1.92   $1.62   $1.51   $1.47   $1.41
Number of accumulation units outstanding at end of period (000
  omitted)                                                            7       8       8       8       2
-------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (03/17/2003)
Accumulation unit value at beginning of period                    $1.81   $1.56   $1.51   $1.37   $1.00
Accumulation unit value at end of period                          $1.87   $1.81   $1.56   $1.51   $1.37
Number of accumulation units outstanding at end of period (000
  omitted)                                                            1       1       1       1       1
-------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (03/17/2003)
Accumulation unit value at beginning of period                    $1.54   $1.56   $1.37   $1.28   $1.00
Accumulation unit value at end of period                          $1.73   $1.54   $1.56   $1.37   $1.28
Number of accumulation units outstanding at end of period (000
  omitted)                                                            2       2       2       2       2
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                    $1.94   $1.75   $1.52   $1.33   $1.00
Accumulation unit value at end of period                          $2.25   $1.94   $1.75   $1.52   $1.33
Number of accumulation units outstanding at end of period (000
  omitted)                                                          115     173     185     198      18
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                    $1.56   $1.48   $1.42   $1.39   $1.00
Accumulation unit value at end of period                          $1.96   $1.56   $1.48   $1.42   $1.39
Number of accumulation units outstanding at end of period (000
  omitted)                                                            2       2       2       2       2
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                    $2.38   $2.14   $1.83   $1.48   $1.00
Accumulation unit value at end of period                          $2.71   $2.38   $2.14   $1.83   $1.48
Number of accumulation units outstanding at end of period (000
  omitted)                                                           49      52      71      75       5
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                    $2.42   $2.08   $1.77   $1.57   $1.00
Accumulation unit value at end of period                          $2.81   $2.42   $2.08   $1.77   $1.57
Number of accumulation units outstanding at end of period (000
  omitted)                                                           36      70      71      71       2
-------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                    $2.37   $1.98   $1.76   $1.35   $1.00
Accumulation unit value at end of period                          $1.85   $2.37   $1.98   $1.76   $1.35
Number of accumulation units outstanding at end of period (000
  omitted)                                                            9      10      10      11       8
-------------------------------------------------------------------------------------------------------


 6    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                2007    2006    2005    2004    2003
-------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                    $2.27   $1.96   $1.82   $1.48   $1.00
Accumulation unit value at end of period                          $2.19   $2.27   $1.96   $1.82   $1.48
Number of accumulation units outstanding at end of period (000
  omitted)                                                            2       2       2       2       2
-------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                    $1.81   $1.68   $1.62   $1.47   $1.00
Accumulation unit value at end of period                          $2.00   $1.81   $1.68   $1.62   $1.47
Number of accumulation units outstanding at end of period (000
  omitted)                                                           12      44      44      44       3
-------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                    $1.83   $1.56   $1.42   $1.28   $1.00
Accumulation unit value at end of period                          $1.87   $1.83   $1.56   $1.42   $1.28
Number of accumulation units outstanding at end of period (000
  omitted)                                                           83     149     155     163      42
-------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                    $2.20   $1.83   $1.68   $1.43   $1.00
Accumulation unit value at end of period                          $2.52   $2.20   $1.83   $1.68   $1.43
Number of accumulation units outstanding at end of period (000
  omitted)                                                            5       5       6       7       3
-------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning of period                    $1.49   $1.40   $1.36   $1.26   $1.00
Accumulation unit value at end of period                          $1.64   $1.49   $1.40   $1.36   $1.26
Number of accumulation units outstanding at end of period (000
  omitted)                                                            5       6       8       9       2
-------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning of period                    $1.72   $1.54   $1.48   $1.41   $1.00
Accumulation unit value at end of period                          $1.74   $1.72   $1.54   $1.48   $1.41
Number of accumulation units outstanding at end of period (000
  omitted)                                                            1       1       1       1      --
-------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning of period                    $1.45   $1.31   $1.29   $1.18   $1.00
Accumulation unit value at end of period                          $1.49   $1.45   $1.31   $1.29   $1.18
Number of accumulation units outstanding at end of period (000
  omitted)                                                           26      26      27      28       2
-------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning of period                    $2.57   $1.98   $1.72   $1.33   $1.00
Accumulation unit value at end of period                          $3.24   $2.57   $1.98   $1.72   $1.33
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --      --      --      --      --
-------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                    $1.59   $1.49   $1.44   $1.36   $1.00
Accumulation unit value at end of period                          $1.79   $1.59   $1.49   $1.44   $1.36
Number of accumulation units outstanding at end of period (000
  omitted)                                                           31      69      69      68       4
-------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                    $2.39   $2.06   $1.82   $1.55   $1.00
Accumulation unit value at end of period                          $2.51   $2.39   $2.06   $1.82   $1.55
Number of accumulation units outstanding at end of period (000
  omitted)                                                            1       1       1       1      --
-------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                    $1.39   $1.29   $1.27   $1.18   $1.00
Accumulation unit value at end of period                          $1.37   $1.39   $1.29   $1.27   $1.18
Number of accumulation units outstanding at end of period (000
  omitted)                                                           12      13      14      15      10
-------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                    $2.23   $1.97   $1.81   $1.53   $1.00
Accumulation unit value at end of period                          $2.18   $2.23   $1.97   $1.81   $1.53
Number of accumulation units outstanding at end of period (000
  omitted)                                                           11      12      13      13       9
-------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                    $1.31   $1.23   $1.21   $1.13   $1.00
Accumulation unit value at end of period                          $1.42   $1.31   $1.23   $1.21   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                          168     182     214     234      48
-------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning of period                    $1.76   $1.54   $1.48   $1.34   $1.00
Accumulation unit value at end of period                          $1.64   $1.76   $1.54   $1.48   $1.34
Number of accumulation units outstanding at end of period (000
  omitted)                                                           11      11      11      11      11
-------------------------------------------------------------------------------------------------------


                        RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    7

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                2007    2006    2005    2004    2003
-------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning of period                    $2.25   $1.78   $1.60   $1.39   $1.00
Accumulation unit value at end of period                          $2.42   $2.25   $1.78   $1.60   $1.39
Number of accumulation units outstanding at end of period (000
  omitted)                                                            7      42      42      42       6
-------------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning of period                    $1.63   $1.48   $1.42   $1.33   $1.00
Accumulation unit value at end of period                          $1.62   $1.63   $1.48   $1.42   $1.33
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --      --      --      --      --
-------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning of period                    $1.87   $1.79   $1.61   $1.37   $1.00
Accumulation unit value at end of period                          $1.92   $1.87   $1.79   $1.61   $1.37
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --      --      --      --      --
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (03/17/2003)
Accumulation unit value at beginning of period                    $1.04   $1.01   $0.99   $0.99   $1.00
Accumulation unit value at end of period                          $1.08   $1.04   $1.01   $0.99   $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                          111       1       1       1      --
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (03/17/2003)
Accumulation unit value at beginning of period                    $1.09   $1.05   $1.04   $1.01   $1.00
Accumulation unit value at end of period                          $1.14   $1.09   $1.05   $1.04   $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                            8      65      65      65       1
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (03/17/2003)
Accumulation unit value at beginning of period                    $2.37   $2.00   $1.78   $1.52   $1.00
Accumulation unit value at end of period                          $2.54   $2.37   $2.00   $1.78   $1.52
Number of accumulation units outstanding at end of period (000
  omitted)                                                           12      82      82      82       9
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (03/17/2003)
Accumulation unit value at beginning of period                    $1.59   $1.44   $1.34   $1.25   $1.00
Accumulation unit value at end of period                          $1.62   $1.59   $1.44   $1.34   $1.25
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --      --      --      --      --
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (03/17/2006)
Accumulation unit value at beginning of period                    $1.08   $1.00      --      --      --
Accumulation unit value at end of period                          $1.10   $1.08      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --      --      --      --      --
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (03/17/2003)
Accumulation unit value at beginning of period                    $1.72   $1.50   $1.45   $1.33   $1.00
Accumulation unit value at end of period                          $1.78   $1.72   $1.50   $1.45   $1.33
Number of accumulation units outstanding at end of period (000
  omitted)                                                            5      53      55      56       1
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (03/17/2003)
Accumulation unit value at beginning of period                    $1.03   $1.00   $0.99   $0.99   $1.00
Accumulation unit value at end of period                          $1.07   $1.03   $1.00   $0.99   $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                            9       9      10      14      11
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (03/17/2003)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                    $2.22   $1.86   $1.78   $1.50   $1.00
Accumulation unit value at end of period                          $2.09   $2.22   $1.86   $1.78   $1.50
Number of accumulation units outstanding at end of period (000
  omitted)                                                            3       3       3       3      --
-------------------------------------------------------------------------------------------------------





 8    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                            2007    2006
-------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.13   $1.00
Accumulation unit value at end of period                                      $1.14   $1.13
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $1.05      --
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.10   $1.00
Accumulation unit value at end of period                                      $1.21   $1.10
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $1.03      --
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $1.05      --
Number of accumulation units outstanding at end of period (000 omitted)         164      --
-------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.10   $1.00
Accumulation unit value at end of period                                      $1.19   $1.10
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (06/19/2006)
Accumulation unit value at beginning of period                                $1.12   $1.00
Accumulation unit value at end of period                                      $1.14   $1.12
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (05/01/2007)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $1.16      --
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (06/19/2006)
Accumulation unit value at beginning of period                                $1.17   $1.00
Accumulation unit value at end of period                                      $1.21   $1.17
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (06/19/2006)
Accumulation unit value at beginning of period                                $1.24   $1.00
Accumulation unit value at end of period                                      $1.30   $1.24
Number of accumulation units outstanding at end of period (000 omitted)         212      75
-------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (06/19/2006)
Accumulation unit value at beginning of period                                $1.02   $1.00
Accumulation unit value at end of period                                      $1.10   $1.02
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (06/19/2006)
Accumulation unit value at beginning of period                                $1.21   $1.00
Accumulation unit value at end of period                                      $1.42   $1.21
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $0.90      --
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (06/19/2006)
Accumulation unit value at beginning of period                                $1.03   $1.00
Accumulation unit value at end of period                                      $1.24   $1.03
Number of accumulation units outstanding at end of period (000 omitted)          --     207
-------------------------------------------------------------------------------------------


                        RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    9

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                            2007    2006
-------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (06/19/2006)
Accumulation unit value at beginning of period                                $1.15   $1.00
Accumulation unit value at end of period                                      $1.08   $1.15
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (06/19/2006)
Accumulation unit value at beginning of period                                $1.08   $1.00
Accumulation unit value at end of period                                      $1.08   $1.08
Number of accumulation units outstanding at end of period (000 omitted)          --      16
-------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $1.13      --
Number of accumulation units outstanding at end of period (000 omitted)         358      --
-------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $1.14      --
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (06/19/2006)
Accumulation unit value at beginning of period                                $1.13   $1.00
Accumulation unit value at end of period                                      $1.08   $1.13
Number of accumulation units outstanding at end of period (000 omitted)         300      --
-------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $1.10      --
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.06   $1.00
Accumulation unit value at end of period                                      $1.07   $1.06
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.09   $1.00
Accumulation unit value at end of period                                      $1.23   $1.09
Number of accumulation units outstanding at end of period (000 omitted)          --      42
-------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.15   $1.00
Accumulation unit value at end of period                                      $1.22   $1.15
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES
  (05/01/2007)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $1.10      --
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.16   $1.00
Accumulation unit value at end of period                                      $1.19   $1.16
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $0.99      --
Number of accumulation units outstanding at end of period (000 omitted)         155      --
-------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                                $1.10   $1.00
Accumulation unit value at end of period                                      $1.28   $1.10
Number of accumulation units outstanding at end of period (000 omitted)         438     409
-------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                                $1.08   $1.00
Accumulation unit value at end of period                                      $1.35   $1.08
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------


 10    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                            2007    2006
-------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                                $1.04   $1.00
Accumulation unit value at end of period                                      $1.08   $1.04
Number of accumulation units outstanding at end of period (000 omitted)         301      21
-------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                                $1.09   $1.00
Accumulation unit value at end of period                                      $1.25   $1.09
Number of accumulation units outstanding at end of period (000 omitted)         155      68
-------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                                $1.17   $1.00
Accumulation unit value at end of period                                      $1.35   $1.17
Number of accumulation units outstanding at end of period (000 omitted)          --      21
-------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                                $1.12   $1.00
Accumulation unit value at end of period                                      $1.15   $1.12
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                                $1.13   $1.00
Accumulation unit value at end of period                                      $1.08   $1.13
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                                $1.10   $1.00
Accumulation unit value at end of period                                      $1.21   $1.10
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                                $1.14   $1.00
Accumulation unit value at end of period                                      $1.17   $1.14
Number of accumulation units outstanding at end of period (000 omitted)          --     131
-------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                                $1.07   $1.00
Accumulation unit value at end of period                                      $1.17   $1.07
Number of accumulation units outstanding at end of period (000 omitted)         255      94
-------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                                $1.18   $1.00
Accumulation unit value at end of period                                      $1.19   $1.18
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.14   $1.00
Accumulation unit value at end of period                                      $1.16   $1.14
Number of accumulation units outstanding at end of period (000 omitted)         190     130
-------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $0.94      --
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $1.06      --
Number of accumulation units outstanding at end of period (000 omitted)         449      --
-------------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $1.03      --
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (06/19/2006)
Accumulation unit value at beginning of period                                $1.10   $1.00
Accumulation unit value at end of period                                      $1.20   $1.10
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    11

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                            2007    2006
-------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (06/19/2006)
Accumulation unit value at beginning of period                                $1.14   $1.00
Accumulation unit value at end of period                                      $1.16   $1.14
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (06/19/2006)
Accumulation unit value at beginning of period                                $1.11   $1.00
Accumulation unit value at end of period                                      $1.14   $1.11
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (06/19/2006)
Accumulation unit value at beginning of period                                $1.23   $1.00
Accumulation unit value at end of period                                      $1.56   $1.23
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.10   $1.00
Accumulation unit value at end of period                                      $1.23   $1.10
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.17   $1.00
Accumulation unit value at end of period                                      $1.23   $1.17
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.10   $1.00
Accumulation unit value at end of period                                      $1.08   $1.10
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.07   $1.00
Accumulation unit value at end of period                                      $1.16   $1.07
Number of accumulation units outstanding at end of period (000 omitted)         443     134
-------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $1.04      --
Number of accumulation units outstanding at end of period (000 omitted)         429      --
-------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.07   $1.00
Accumulation unit value at end of period                                      $1.05   $1.07
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.21   $1.00
Accumulation unit value at end of period                                      $1.30   $1.21
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.13   $1.00
Accumulation unit value at end of period                                      $0.97   $1.13
Number of accumulation units outstanding at end of period (000 omitted)          --      98
-------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.07   $1.00
Accumulation unit value at end of period                                      $1.10   $1.07
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (06/19/2006)
Accumulation unit value at beginning of period                                $1.02   $1.00
Accumulation unit value at end of period                                      $1.06   $1.02
Number of accumulation units outstanding at end of period (000 omitted)          91       1
-------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (06/19/2006)
Accumulation unit value at beginning of period                                $1.04   $1.00
Accumulation unit value at end of period                                      $1.09   $1.04
Number of accumulation units outstanding at end of period (000 omitted)         654     195
-------------------------------------------------------------------------------------------


 12    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                            2007    2006
-------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (06/19/2006)
Accumulation unit value at beginning of period                                $1.13   $1.00
Accumulation unit value at end of period                                      $1.20   $1.13
Number of accumulation units outstanding at end of period (000 omitted)         424     205
-------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (06/19/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                                $1.34   $1.00
Accumulation unit value at end of period                                      $1.84   $1.34
Number of accumulation units outstanding at end of period (000 omitted)         106      66
-------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND (05/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $0.99      --
Number of accumulation units outstanding at end of period (000 omitted)         342      --
-------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND
  (06/19/2006)
Accumulation unit value at beginning of period                                $1.02   $1.00
Accumulation unit value at end of period                                      $1.09   $1.02
Number of accumulation units outstanding at end of period (000 omitted)         289     164
-------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (06/19/2006)
Accumulation unit value at beginning of period                                $1.12   $1.00
Accumulation unit value at end of period                                      $1.14   $1.12
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (06/19/2006)
Accumulation unit value at beginning of period                                $1.07   $1.00
Accumulation unit value at end of period                                      $1.08   $1.07
Number of accumulation units outstanding at end of period (000 omitted)          --       4
-------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (06/19/2006)
Accumulation unit value at beginning of period                                $1.06   $1.00
Accumulation unit value at end of period                                      $1.08   $1.06
Number of accumulation units outstanding at end of period (000 omitted)         216      81
-------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (06/19/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND)
Accumulation unit value at beginning of period                                $1.18   $1.00
Accumulation unit value at end of period                                      $1.32   $1.18
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (06/19/2006)
Accumulation unit value at beginning of period                                $1.14   $1.00
Accumulation unit value at end of period                                      $1.16   $1.14
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (06/19/2006)
Accumulation unit value at beginning of period                                $1.15   $1.00
Accumulation unit value at end of period                                      $1.14   $1.15
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (06/19/2006)
Accumulation unit value at beginning of period                                $1.05   $1.00
Accumulation unit value at end of period                                      $1.18   $1.05
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $1.00      --
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (06/19/2006)
Accumulation unit value at beginning of period                                $1.14   $1.00
Accumulation unit value at end of period                                      $1.18   $1.14
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    13

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                            2007    2006
-------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (06/19/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                                $1.10   $1.00
Accumulation unit value at end of period                                      $1.15   $1.10
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (06/19/2006)
Accumulation unit value at beginning of period                                $1.03   $1.00
Accumulation unit value at end of period                                      $1.07   $1.03
Number of accumulation units outstanding at end of period (000 omitted)          55       5
-------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (06/19/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                                $1.12   $1.00
Accumulation unit value at end of period                                      $1.06   $1.12
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.13   $1.00
Accumulation unit value at end of period                                      $1.09   $1.13
Number of accumulation units outstanding at end of period (000 omitted)         238     201
-------------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $0.85      --
Number of accumulation units outstanding at end of period (000 omitted)          91      --
-------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $1.13      --
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.23   $1.00
Accumulation unit value at end of period                                      $1.01   $1.23
Number of accumulation units outstanding at end of period (000 omitted)          --       1
-------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP* (06/19/2006)
Accumulation unit value at beginning of period                                $1.23   $1.00
Accumulation unit value at end of period                                      $1.42   $1.23
Number of accumulation units outstanding at end of period (000 omitted)         140      86
*Effective June 1, 2008, the Fund will change its name to Wanger
  International.
-------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (06/19/2006)
Accumulation unit value at beginning of period                                $1.08   $1.00
Accumulation unit value at end of period                                      $1.13   $1.08
Number of accumulation units outstanding at end of period (000 omitted)         105      23
*Effective June 1, 2008, the Fund will change its name to Wanger USA.
-------------------------------------------------------------------------------------------





 14    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.10% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                               2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.86   $1.66   $1.59   $1.45   $1.00
Accumulation unit value at end of period                         $1.86   $1.86   $1.66   $1.59   $1.45
Number of accumulation units outstanding at end of period (000
  omitted)                                                          83      83      83      55      10
------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $2.00   $1.74   $1.61   $1.41   $1.00
Accumulation unit value at end of period                         $2.18   $2.00   $1.74   $1.61   $1.41
Number of accumulation units outstanding at end of period (000
  omitted)                                                          33      33      34      21       6
------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES II SHARES (04/28/2006)
Accumulation unit value at beginning of period                   $1.08   $1.00      --      --      --
Accumulation unit value at end of period                         $1.15   $1.08      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           7       7      --      --      --
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (03/17/2003)
Accumulation unit value at beginning of period                   $1.43   $1.29   $1.26   $1.17   $1.00
Accumulation unit value at end of period                         $1.45   $1.43   $1.29   $1.26   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                          84      50      50      49      33
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (03/17/2003)
Accumulation unit value at beginning of period                   $1.61   $1.50   $1.47   $1.41   $1.00
Accumulation unit value at end of period                         $1.91   $1.61   $1.50   $1.47   $1.41
Number of accumulation units outstanding at end of period (000
  omitted)                                                          78      87      87      72      --
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (03/17/2003)
Accumulation unit value at beginning of period                   $1.80   $1.55   $1.50   $1.37   $1.00
Accumulation unit value at end of period                         $1.87   $1.80   $1.55   $1.50   $1.37
Number of accumulation units outstanding at end of period (000
  omitted)                                                         163     194     210     216     147
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (03/17/2003)
Accumulation unit value at beginning of period                   $1.53   $1.56   $1.37   $1.28   $1.00
Accumulation unit value at end of period                         $1.72   $1.53   $1.56   $1.37   $1.28
Number of accumulation units outstanding at end of period (000
  omitted)                                                           5      25      24      25       6
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $1.93   $1.75   $1.52   $1.33   $1.00
Accumulation unit value at end of period                         $2.24   $1.93   $1.75   $1.52   $1.33
Number of accumulation units outstanding at end of period (000
  omitted)                                                       1,129   1,239   1,247   1,212     331
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $1.55   $1.47   $1.41   $1.39   $1.00
Accumulation unit value at end of period                         $1.95   $1.55   $1.47   $1.41   $1.39
Number of accumulation units outstanding at end of period (000
  omitted)                                                          87      87      85      58       9
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $2.37   $2.13   $1.82   $1.48   $1.00
Accumulation unit value at end of period                         $2.70   $2.37   $2.13   $1.82   $1.48
Number of accumulation units outstanding at end of period (000
  omitted)                                                         344     393     385     393      58
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $2.41   $2.07   $1.76   $1.57   $1.00
Accumulation unit value at end of period                         $2.79   $2.41   $2.07   $1.76   $1.57
Number of accumulation units outstanding at end of period (000
  omitted)                                                          81      92      93      96      14
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $2.36   $1.98   $1.76   $1.35   $1.00
Accumulation unit value at end of period                         $1.84   $2.36   $1.98   $1.76   $1.35
Number of accumulation units outstanding at end of period (000
  omitted)                                                          40      52      54      46      --
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $2.26   $1.95   $1.81   $1.48   $1.00
Accumulation unit value at end of period                         $2.18   $2.26   $1.95   $1.81   $1.48
Number of accumulation units outstanding at end of period (000
  omitted)                                                          89      97      90      91      25
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $1.80   $1.68   $1.62   $1.47   $1.00
Accumulation unit value at end of period                         $1.99   $1.80   $1.68   $1.62   $1.47
Number of accumulation units outstanding at end of period (000
  omitted)                                                          74      73      68      65      28
------------------------------------------------------------------------------------------------------


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    15

VARIABLE ACCOUNT CHARGES OF 1.10% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                               2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $1.82   $1.56   $1.42   $1.28   $1.00
Accumulation unit value at end of period                         $1.86   $1.82   $1.56   $1.42   $1.28
Number of accumulation units outstanding at end of period (000
  omitted)                                                         555     618     644     640     260
------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $2.19   $1.83   $1.68   $1.43   $1.00
Accumulation unit value at end of period                         $2.50   $2.19   $1.83   $1.68   $1.43
Number of accumulation units outstanding at end of period (000
  omitted)                                                          87      68      74      56       9
------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning of period                   $1.48   $1.40   $1.35   $1.26   $1.00
Accumulation unit value at end of period                         $1.63   $1.48   $1.40   $1.35   $1.26
Number of accumulation units outstanding at end of period (000
  omitted)                                                         123     127     130     137      55
------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning of period                   $1.71   $1.53   $1.48   $1.41   $1.00
Accumulation unit value at end of period                         $1.73   $1.71   $1.53   $1.48   $1.41
Number of accumulation units outstanding at end of period (000
  omitted)                                                          64      63      66      67      20
------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning of period                   $1.45   $1.31   $1.29   $1.17   $1.00
Accumulation unit value at end of period                         $1.49   $1.45   $1.31   $1.29   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                         782     834     860     841     397
------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning of period                   $2.56   $1.97   $1.71   $1.33   $1.00
Accumulation unit value at end of period                         $3.23   $2.56   $1.97   $1.71   $1.33
Number of accumulation units outstanding at end of period (000
  omitted)                                                          36      36      40      45      42
------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.58   $1.49   $1.43   $1.36   $1.00
Accumulation unit value at end of period                         $1.78   $1.58   $1.49   $1.43   $1.36
Number of accumulation units outstanding at end of period (000
  omitted)                                                         415     441     466     438     125
------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $2.38   $2.05   $1.82   $1.55   $1.00
Accumulation unit value at end of period                         $2.50   $2.38   $2.05   $1.82   $1.55
Number of accumulation units outstanding at end of period (000
  omitted)                                                          85      98      94      84      19
------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.38   $1.28   $1.27   $1.18   $1.00
Accumulation unit value at end of period                         $1.36   $1.38   $1.28   $1.27   $1.18
Number of accumulation units outstanding at end of period (000
  omitted)                                                          47      67      70      62       6
------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $2.22   $1.96   $1.81   $1.53   $1.00
Accumulation unit value at end of period                         $2.17   $2.22   $1.96   $1.81   $1.53
Number of accumulation units outstanding at end of period (000
  omitted)                                                         252     335     349     321      27
------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.30   $1.23   $1.21   $1.13   $1.00
Accumulation unit value at end of period                         $1.41   $1.30   $1.23   $1.21   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                         794     888     904     868     200
------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.76   $1.53   $1.47   $1.34   $1.00
Accumulation unit value at end of period                         $1.63   $1.76   $1.53   $1.47   $1.34
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      20      20      21       2
------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $2.25   $1.78   $1.60   $1.39   $1.00
Accumulation unit value at end of period                         $2.41   $2.25   $1.78   $1.60   $1.39
Number of accumulation units outstanding at end of period (000
  omitted)                                                           3       5       6       4       1
------------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.62   $1.47   $1.42   $1.33   $1.00
Accumulation unit value at end of period                         $1.61   $1.62   $1.47   $1.42   $1.33
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------


 16    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.10% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                               2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.86   $1.78   $1.61   $1.37   $1.00
Accumulation unit value at end of period                         $1.91   $1.86   $1.78   $1.61   $1.37
Number of accumulation units outstanding at end of period (000
  omitted)                                                           2       2       2       2       1
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (03/17/2003)
Accumulation unit value at beginning of period                   $1.04   $1.00   $0.99   $0.99   $1.00
Accumulation unit value at end of period                         $1.08   $1.04   $1.00   $0.99   $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                          47      49      52      54      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (03/17/2003)
Accumulation unit value at beginning of period                   $1.09   $1.06   $1.05   $1.01   $1.00
Accumulation unit value at end of period                         $1.14   $1.09   $1.06   $1.05   $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                         207     216     224     223     160
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (03/17/2003)
Accumulation unit value at beginning of period                   $2.36   $2.00   $1.78   $1.52   $1.00
Accumulation unit value at end of period                         $2.53   $2.36   $2.00   $1.78   $1.52
Number of accumulation units outstanding at end of period (000
  omitted)                                                          66      66      61      60       2
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (03/17/2003)
Accumulation unit value at beginning of period                   $1.58   $1.44   $1.34   $1.25   $1.00
Accumulation unit value at end of period                         $1.61   $1.58   $1.44   $1.34   $1.25
Number of accumulation units outstanding at end of period (000
  omitted)                                                          28      34      35      20      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (03/17/2006)
Accumulation unit value at beginning of period                   $1.08   $1.00      --      --      --
Accumulation unit value at end of period                         $1.10   $1.08      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (03/17/2003)
Accumulation unit value at beginning of period                   $1.71   $1.50   $1.45   $1.33   $1.00
Accumulation unit value at end of period                         $1.78   $1.71   $1.50   $1.45   $1.33
Number of accumulation units outstanding at end of period (000
  omitted)                                                         326     410     467     506     159
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (03/17/2003)
Accumulation unit value at beginning of period                   $1.03   $1.00   $0.99   $1.00   $1.00
Accumulation unit value at end of period                         $1.07   $1.03   $1.00   $0.99   $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                         388     354     378     382     136
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (03/17/2003)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                   $2.21   $1.86   $1.78   $1.50   $1.00
Accumulation unit value at end of period                         $2.08   $2.21   $1.86   $1.78   $1.50
Number of accumulation units outstanding at end of period (000
  omitted)                                                           3       5       5       2      --
------------------------------------------------------------------------------------------------------





                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    17

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                   2007    2006    2005    2004
--------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.20   $1.07   $1.03   $1.00
Accumulation unit value at end of period                             $1.20   $1.20   $1.07   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              75      77      76       6
--------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.05      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.30   $1.13   $1.05   $1.00
Accumulation unit value at end of period                             $1.42   $1.30   $1.13   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.03      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.04      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              24      --      --      --
--------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.19   $1.09   $1.03   $1.00
Accumulation unit value at end of period                             $1.29   $1.19   $1.09   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              17      18      18       2
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                       $1.15   $1.05   $1.02   $1.00
Accumulation unit value at end of period                             $1.17   $1.15   $1.05   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                              10      10      15      --
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.16      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                       $1.24   $1.07   $1.03   $1.00
Accumulation unit value at end of period                             $1.28   $1.24   $1.07   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                       $1.62   $1.22   $1.05   $1.00
Accumulation unit value at end of period                             $1.69   $1.62   $1.22   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                             190     198     126       3
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                       $1.02   $1.01   $1.01   $1.00
Accumulation unit value at end of period                             $1.10   $1.02   $1.01   $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                             321     335     241       7
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                       $1.46   $1.18   $1.06   $1.00
Accumulation unit value at end of period                             $1.70   $1.46   $1.18   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $0.90      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/15/2004)
Accumulation unit value at beginning of period                       $0.99   $1.04   $1.03   $1.00
Accumulation unit value at end of period                             $1.18   $0.99   $1.04   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                             362     448     191       5
--------------------------------------------------------------------------------------------------


 18    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                   2007    2006    2005    2004
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                       $1.26   $1.07   $1.04   $1.00
Accumulation unit value at end of period                             $1.18   $1.26   $1.07   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --       3      --
--------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (04/28/2006)
Accumulation unit value at beginning of period                       $1.07   $1.00      --      --
Accumulation unit value at end of period                             $1.07   $1.07      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              80      83      --      --
--------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.12      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              48      --      --      --
--------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.14      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (11/15/2004)
Accumulation unit value at beginning of period                       $1.30   $1.10   $1.06   $1.00
Accumulation unit value at end of period                             $1.25   $1.30   $1.10   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                              35      --      --      --
--------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.10      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.19   $1.12   $1.04   $1.00
Accumulation unit value at end of period                             $1.20   $1.19   $1.12   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                              10      10       9      --
--------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.08   $1.05   $1.02   $1.00
Accumulation unit value at end of period                             $1.22   $1.08   $1.05   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                              80      96      46       1
--------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.21   $1.05   $1.02   $1.00
Accumulation unit value at end of period                             $1.27   $1.21   $1.05   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.09      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.40   $1.16   $1.05   $1.00
Accumulation unit value at end of period                             $1.44   $1.40   $1.16   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $0.99      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              18      --      --      --
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                       $1.31   $1.19   $1.03   $1.00
Accumulation unit value at end of period                             $1.52   $1.31   $1.19   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                             731     811     496       6
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                       $1.12   $1.06   $1.02   $1.00
Accumulation unit value at end of period                             $1.40   $1.12   $1.06   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --       3      --
--------------------------------------------------------------------------------------------------


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    19

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                   2007    2006    2005    2004
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                       $1.04   $1.01   $1.00   $1.00
Accumulation unit value at end of period                             $1.07   $1.04   $1.01   $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                             313     289     206       3
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                       $1.37   $1.23   $1.05   $1.00
Accumulation unit value at end of period                             $1.56   $1.37   $1.23   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                             105     109      43      --
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                       $1.44   $1.23   $1.05   $1.00
Accumulation unit value at end of period                             $1.66   $1.44   $1.23   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                              25      34      33       3
--------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                       $1.21   $1.04   $1.03   $1.00
Accumulation unit value at end of period                             $1.24   $1.21   $1.04   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                       $1.22   $1.05   $1.03   $1.00
Accumulation unit value at end of period                             $1.17   $1.22   $1.05   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --       3      --
--------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                       $1.14   $1.06   $1.03   $1.00
Accumulation unit value at end of period                             $1.26   $1.14   $1.06   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --       8      --
--------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                       $1.33   $1.14   $1.04   $1.00
Accumulation unit value at end of period                             $1.36   $1.33   $1.14   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                              14      25      --      --
--------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                       $1.12   $1.00   $1.05   $1.00
Accumulation unit value at end of period                             $1.23   $1.12   $1.00   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                             144     139      82       2
--------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                       $1.35   $1.12   $1.04   $1.00
Accumulation unit value at end of period                             $1.37   $1.35   $1.12   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.34   $1.17   $1.05   $1.00
Accumulation unit value at end of period                             $1.37   $1.34   $1.17   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                             195     193     105       3
--------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $0.94      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.06      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              59      --      --      --
--------------------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.03      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                       $1.13   $1.07   $1.03   $1.00
Accumulation unit value at end of period                             $1.24   $1.13   $1.07   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------


 20    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                   2007    2006    2005    2004
--------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                       $1.21   $1.08   $1.04   $1.00
Accumulation unit value at end of period                             $1.22   $1.21   $1.08   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                               9       9      --      --
--------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                       $1.15   $1.04   $1.02   $1.00
Accumulation unit value at end of period                             $1.18   $1.15   $1.04   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                               5       5       5      --
--------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                       $1.58   $1.22   $1.06   $1.00
Accumulation unit value at end of period                             $1.99   $1.58   $1.22   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.13   $1.06   $1.02   $1.00
Accumulation unit value at end of period                             $1.27   $1.13   $1.06   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                             212     244     139       4
--------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.40   $1.21   $1.07   $1.00
Accumulation unit value at end of period                             $1.47   $1.40   $1.21   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.29   $1.13   $1.05   $1.00
Accumulation unit value at end of period                             $1.25   $1.29   $1.13   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                              62      62      62      --
--------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.10   $1.03   $1.02   $1.00
Accumulation unit value at end of period                             $1.19   $1.10   $1.03   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                             409     393     265       5
--------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.04      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              53      --      --      --
--------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.18   $1.16   $1.04   $1.00
Accumulation unit value at end of period                             $1.16   $1.18   $1.16   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --       2      --
--------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.48   $1.17   $1.06   $1.00
Accumulation unit value at end of period                             $1.58   $1.48   $1.17   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.29   $1.12   $1.05   $1.00
Accumulation unit value at end of period                             $1.12   $1.29   $1.12   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                              11      16       2      --
--------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.22   $1.17   $1.06   $1.00
Accumulation unit value at end of period                             $1.25   $1.22   $1.17   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (11/15/2004)
Accumulation unit value at beginning of period                       $1.05   $1.01   $1.00   $1.00
Accumulation unit value at end of period                             $1.09   $1.05   $1.01   $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                              16     106     105      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (11/15/2004)
Accumulation unit value at beginning of period                       $1.05   $1.01   $1.00   $1.00
Accumulation unit value at end of period                             $1.09   $1.05   $1.01   $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                             117      79      10      --
--------------------------------------------------------------------------------------------------


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    21

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                   2007    2006    2005    2004
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (11/15/2004)
Accumulation unit value at beginning of period                       $1.39   $1.18   $1.05   $1.00
Accumulation unit value at end of period                             $1.49   $1.39   $1.18   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                             411     426     198      --
--------------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (11/15/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                       $1.89   $1.43   $1.08   $1.00
Accumulation unit value at end of period                             $2.59   $1.89   $1.43   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                              93     130      79       2
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND (05/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $0.99      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              45      --      --      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (05/01/2006)
Accumulation unit value at beginning of period                       $1.03   $1.00      --      --
Accumulation unit value at end of period                             $1.10   $1.03      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              57      44      --      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (11/15/2004)
Accumulation unit value at beginning of period                       $1.22   $1.11   $1.03   $1.00
Accumulation unit value at end of period                             $1.24   $1.22   $1.11   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (11/15/2004)
Accumulation unit value at beginning of period                       $1.14   $1.04   $1.01   $1.00
Accumulation unit value at end of period                             $1.15   $1.14   $1.04   $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                              48      51      35      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (11/15/2004)
Accumulation unit value at beginning of period                       $1.10   $1.03   $1.01   $1.00
Accumulation unit value at end of period                             $1.11   $1.10   $1.03   $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                              45      28      --      --
--------------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (11/15/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND)
Accumulation unit value at beginning of period                       $1.46   $1.19   $1.06   $1.00
Accumulation unit value at end of period                             $1.63   $1.46   $1.19   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (11/15/2004)
Accumulation unit value at beginning of period                       $1.23   $1.08   $1.03   $1.00
Accumulation unit value at end of period                             $1.25   $1.23   $1.08   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              83      87      87       9
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (11/15/2004)
Accumulation unit value at beginning of period                       $1.26   $1.07   $1.03   $1.00
Accumulation unit value at end of period                             $1.24   $1.26   $1.07   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (11/15/2004)
Accumulation unit value at beginning of period                       $1.12   $1.13   $1.04   $1.00
Accumulation unit value at end of period                             $1.26   $1.12   $1.13   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.00      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (11/15/2004)
Accumulation unit value at beginning of period                       $1.20   $1.06   $1.02   $1.00
Accumulation unit value at end of period                             $1.25   $1.20   $1.06   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------


 22    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                   2007    2006    2005    2004
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (11/15/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                       $1.19   $1.04   $1.04   $1.00
Accumulation unit value at end of period                             $1.24   $1.19   $1.04   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (11/15/2004)
Accumulation unit value at beginning of period                       $1.04   $1.01   $1.00   $1.00
Accumulation unit value at end of period                             $1.08   $1.04   $1.01   $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                              31      32      25      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (11/15/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                       $1.31   $1.10   $1.05   $1.00
Accumulation unit value at end of period                             $1.23   $1.31   $1.10   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                             246     248     149       5
--------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.22   $1.06   $1.03   $1.00
Accumulation unit value at end of period                             $1.18   $1.22   $1.06   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                             645     652     343       8
--------------------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $0.85      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              12      --      --      --
--------------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.13      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.65   $1.22   $1.05   $1.00
Accumulation unit value at end of period                             $1.35   $1.65   $1.22   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                              12      11      20      --
--------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP* (11/15/2004)
Accumulation unit value at beginning of period                       $1.77   $1.30   $1.09   $1.00
Accumulation unit value at end of period                             $2.03   $1.77   $1.30   $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                             147     178     115       4
*Effective June 1, 2008, the Fund will change its name to Wanger
  International.
--------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (11/15/2004)
Accumulation unit value at beginning of period                       $1.22   $1.14   $1.04   $1.00
Accumulation unit value at end of period                             $1.27   $1.22   $1.14   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                             148     145      82       2
*Effective June 1, 2008, the Fund will change its name to Wanger
  USA.
--------------------------------------------------------------------------------------------------





                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    23

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                            2007    2006
-------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.13   $1.00
Accumulation unit value at end of period                                      $1.13   $1.13
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $1.05      --
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.10   $1.00
Accumulation unit value at end of period                                      $1.20   $1.10
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $1.03      --
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $1.04      --
Number of accumulation units outstanding at end of period (000 omitted)         197      --
-------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.10   $1.00
Accumulation unit value at end of period                                      $1.19   $1.10
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (06/19/2006)
Accumulation unit value at beginning of period                                $1.12   $1.00
Accumulation unit value at end of period                                      $1.13   $1.12
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (05/01/2007)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $1.16      --
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (06/19/2006)
Accumulation unit value at beginning of period                                $1.17   $1.00
Accumulation unit value at end of period                                      $1.21   $1.17
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (06/19/2006)
Accumulation unit value at beginning of period                                $1.24   $1.00
Accumulation unit value at end of period                                      $1.30   $1.24
Number of accumulation units outstanding at end of period (000 omitted)         241      64
-------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (06/19/2006)
Accumulation unit value at beginning of period                                $1.02   $1.00
Accumulation unit value at end of period                                      $1.10   $1.02
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (06/19/2006)
Accumulation unit value at beginning of period                                $1.21   $1.00
Accumulation unit value at end of period                                      $1.41   $1.21
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $0.90      --
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (06/19/2006)
Accumulation unit value at beginning of period                                $1.03   $1.00
Accumulation unit value at end of period                                      $1.23   $1.03
Number of accumulation units outstanding at end of period (000 omitted)          --     174
-------------------------------------------------------------------------------------------


 24    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                            2007    2006
-------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (06/19/2006)
Accumulation unit value at beginning of period                                $1.15   $1.00
Accumulation unit value at end of period                                      $1.08   $1.15
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (06/19/2006)
Accumulation unit value at beginning of period                                $1.08   $1.00
Accumulation unit value at end of period                                      $1.08   $1.08
Number of accumulation units outstanding at end of period (000 omitted)          --      15
-------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $1.12      --
Number of accumulation units outstanding at end of period (000 omitted)         412      --
-------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $1.14      --
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (06/19/2006)
Accumulation unit value at beginning of period                                $1.12   $1.00
Accumulation unit value at end of period                                      $1.08   $1.12
Number of accumulation units outstanding at end of period (000 omitted)         354      --
-------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $1.10      --
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.06   $1.00
Accumulation unit value at end of period                                      $1.06   $1.06
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.09   $1.00
Accumulation unit value at end of period                                      $1.23   $1.09
Number of accumulation units outstanding at end of period (000 omitted)          --      38
-------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.15   $1.00
Accumulation unit value at end of period                                      $1.21   $1.15
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES
  (05/01/2007)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $1.09      --
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.16   $1.00
Accumulation unit value at end of period                                      $1.19   $1.16
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $0.99      --
Number of accumulation units outstanding at end of period (000 omitted)         158      --
-------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                                $1.10   $1.00
Accumulation unit value at end of period                                      $1.28   $1.10
Number of accumulation units outstanding at end of period (000 omitted)         442     303
-------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                                $1.08   $1.00
Accumulation unit value at end of period                                      $1.35   $1.08
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    25

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                            2007    2006
-------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                                $1.04   $1.00
Accumulation unit value at end of period                                      $1.07   $1.04
Number of accumulation units outstanding at end of period (000 omitted)         300      --
-------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                                $1.09   $1.00
Accumulation unit value at end of period                                      $1.24   $1.09
Number of accumulation units outstanding at end of period (000 omitted)         183      59
-------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                                $1.16   $1.00
Accumulation unit value at end of period                                      $1.35   $1.16
Number of accumulation units outstanding at end of period (000 omitted)          --      17
-------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                                $1.12   $1.00
Accumulation unit value at end of period                                      $1.15   $1.12
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                                $1.12   $1.00
Accumulation unit value at end of period                                      $1.08   $1.12
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                                $1.10   $1.00
Accumulation unit value at end of period                                      $1.21   $1.10
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                                $1.14   $1.00
Accumulation unit value at end of period                                      $1.17   $1.14
Number of accumulation units outstanding at end of period (000 omitted)          --     111
-------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                                $1.07   $1.00
Accumulation unit value at end of period                                      $1.17   $1.07
Number of accumulation units outstanding at end of period (000 omitted)         275      89
-------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                                $1.18   $1.00
Accumulation unit value at end of period                                      $1.19   $1.18
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.14   $1.00
Accumulation unit value at end of period                                      $1.16   $1.14
Number of accumulation units outstanding at end of period (000 omitted)         219     111
-------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $0.94      --
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $1.06      --
Number of accumulation units outstanding at end of period (000 omitted)         517      --
-------------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $1.03      --
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (06/19/2006)
Accumulation unit value at beginning of period                                $1.09   $1.00
Accumulation unit value at end of period                                      $1.20   $1.09
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------


 26    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                            2007    2006
-------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (06/19/2006)
Accumulation unit value at beginning of period                                $1.14   $1.00
Accumulation unit value at end of period                                      $1.15   $1.14
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (06/19/2006)
Accumulation unit value at beginning of period                                $1.10   $1.00
Accumulation unit value at end of period                                      $1.13   $1.10
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (06/19/2006)
Accumulation unit value at beginning of period                                $1.23   $1.00
Accumulation unit value at end of period                                      $1.55   $1.23
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.09   $1.00
Accumulation unit value at end of period                                      $1.23   $1.09
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.17   $1.00
Accumulation unit value at end of period                                      $1.22   $1.17
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.10   $1.00
Accumulation unit value at end of period                                      $1.07   $1.10
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.07   $1.00
Accumulation unit value at end of period                                      $1.16   $1.07
Number of accumulation units outstanding at end of period (000 omitted)         421      74
-------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $1.04      --
Number of accumulation units outstanding at end of period (000 omitted)         470      --
-------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.07   $1.00
Accumulation unit value at end of period                                      $1.05   $1.07
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.21   $1.00
Accumulation unit value at end of period                                      $1.30   $1.21
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.12   $1.00
Accumulation unit value at end of period                                      $0.97   $1.12
Number of accumulation units outstanding at end of period (000 omitted)          --      79
-------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.07   $1.00
Accumulation unit value at end of period                                      $1.10   $1.07
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (06/19/2006)
Accumulation unit value at beginning of period                                $1.02   $1.00
Accumulation unit value at end of period                                      $1.05   $1.02
Number of accumulation units outstanding at end of period (000 omitted)          29      --
-------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (06/19/2006)
Accumulation unit value at beginning of period                                $1.04   $1.00
Accumulation unit value at end of period                                      $1.09   $1.04
Number of accumulation units outstanding at end of period (000 omitted)         668     208
-------------------------------------------------------------------------------------------


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    27

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                            2007    2006
-------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (06/19/2006)
Accumulation unit value at beginning of period                                $1.13   $1.00
Accumulation unit value at end of period                                      $1.20   $1.13
Number of accumulation units outstanding at end of period (000 omitted)         490     180
-------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (06/19/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                                $1.34   $1.00
Accumulation unit value at end of period                                      $1.83   $1.34
Number of accumulation units outstanding at end of period (000 omitted)         124      57
-------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND (05/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $0.99      --
Number of accumulation units outstanding at end of period (000 omitted)         391      --
-------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND
  (06/19/2006)
Accumulation unit value at beginning of period                                $1.02   $1.00
Accumulation unit value at end of period                                      $1.09   $1.02
Number of accumulation units outstanding at end of period (000 omitted)         301     148
-------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (06/19/2006)
Accumulation unit value at beginning of period                                $1.12   $1.00
Accumulation unit value at end of period                                      $1.14   $1.12
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (06/19/2006)
Accumulation unit value at beginning of period                                $1.07   $1.00
Accumulation unit value at end of period                                      $1.08   $1.07
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (06/19/2006)
Accumulation unit value at beginning of period                                $1.06   $1.00
Accumulation unit value at end of period                                      $1.08   $1.06
Number of accumulation units outstanding at end of period (000 omitted)         254      81
-------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (06/19/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND)
Accumulation unit value at beginning of period                                $1.18   $1.00
Accumulation unit value at end of period                                      $1.31   $1.18
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (06/19/2006)
Accumulation unit value at beginning of period                                $1.14   $1.00
Accumulation unit value at end of period                                      $1.16   $1.14
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (06/19/2006)
Accumulation unit value at beginning of period                                $1.15   $1.00
Accumulation unit value at end of period                                      $1.13   $1.15
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (06/19/2006)
Accumulation unit value at beginning of period                                $1.05   $1.00
Accumulation unit value at end of period                                      $1.18   $1.05
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $1.00      --
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (06/19/2006)
Accumulation unit value at beginning of period                                $1.13   $1.00
Accumulation unit value at end of period                                      $1.18   $1.13
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------


 28    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                            2007    2006
-------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (06/19/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                                $1.10   $1.00
Accumulation unit value at end of period                                      $1.15   $1.10
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (06/19/2006)
Accumulation unit value at beginning of period                                $1.03   $1.00
Accumulation unit value at end of period                                      $1.07   $1.03
Number of accumulation units outstanding at end of period (000 omitted)          32      --
-------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (06/19/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                                $1.12   $1.00
Accumulation unit value at end of period                                      $1.06   $1.12
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.13   $1.00
Accumulation unit value at end of period                                      $1.09   $1.13
Number of accumulation units outstanding at end of period (000 omitted)         277     176
-------------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $0.85      --
Number of accumulation units outstanding at end of period (000 omitted)         106      --
-------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                                $1.00      --
Accumulation unit value at end of period                                      $1.13      --
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (06/19/2006)
Accumulation unit value at beginning of period                                $1.23   $1.00
Accumulation unit value at end of period                                      $1.01   $1.23
Number of accumulation units outstanding at end of period (000 omitted)          --      --
-------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP* (06/19/2006)
Accumulation unit value at beginning of period                                $1.23   $1.00
Accumulation unit value at end of period                                      $1.41   $1.23
Number of accumulation units outstanding at end of period (000 omitted)         161      72
*Effective June 1, 2008, the Fund will change its name to Wanger
  International.
-------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (06/19/2006)
Accumulation unit value at beginning of period                                $1.08   $1.00
Accumulation unit value at end of period                                      $1.12   $1.08
Number of accumulation units outstanding at end of period (000 omitted)         120      14
*Effective June 1, 2008, the Fund will change its name to Wanger USA.
-------------------------------------------------------------------------------------------





                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    29

VARIABLE ACCOUNT CHARGES OF 1.25% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                               2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.85   $1.66   $1.59   $1.45   $1.00
Accumulation unit value at end of period                         $1.85   $1.85   $1.66   $1.59   $1.45
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --       1       1      36      --
------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.05      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.99   $1.73   $1.60   $1.41   $1.00
Accumulation unit value at end of period                         $2.17   $1.99   $1.73   $1.60   $1.41
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      27      --
------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES II SHARES (04/28/2006)
Accumulation unit value at beginning of period                   $1.08   $1.00      --      --      --
Accumulation unit value at end of period                         $1.15   $1.08      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.03      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.04      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         104      --      --      --      --
------------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (06/19/2006)
Accumulation unit value at beginning of period                   $1.10   $1.00      --      --      --
Accumulation unit value at end of period                         $1.19   $1.10      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (03/17/2003)
Accumulation unit value at beginning of period                   $1.42   $1.29   $1.26   $1.17   $1.00
Accumulation unit value at end of period                         $1.44   $1.42   $1.29   $1.26   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (03/17/2003)
Accumulation unit value at beginning of period                   $1.60   $1.50   $1.46   $1.41   $1.00
Accumulation unit value at end of period                         $1.90   $1.60   $1.50   $1.46   $1.41
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (03/17/2003)
Accumulation unit value at beginning of period                   $1.79   $1.55   $1.50   $1.36   $1.00
Accumulation unit value at end of period                         $1.85   $1.79   $1.55   $1.50   $1.36
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      27      --
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (06/19/2006)
Accumulation unit value at beginning of period                   $1.24   $1.00      --      --      --
Accumulation unit value at end of period                         $1.29   $1.24      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         122      44      --      --      --
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (03/17/2003)
Accumulation unit value at beginning of period                   $1.52   $1.55   $1.37   $1.28   $1.00
Accumulation unit value at end of period                         $1.71   $1.52   $1.55   $1.37   $1.28
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (06/19/2006)
Accumulation unit value at beginning of period                   $1.02   $1.00      --      --      --
Accumulation unit value at end of period                         $1.10   $1.02      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (06/19/2006)
Accumulation unit value at beginning of period                   $1.21   $1.00      --      --      --
Accumulation unit value at end of period                         $1.41   $1.21      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------


 30    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.25% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                               2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $0.90      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (06/19/2006)
Accumulation unit value at beginning of period                   $1.03   $1.00      --      --      --
Accumulation unit value at end of period                         $1.23   $1.03      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --     119      --      --      --
------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (06/19/2006)
Accumulation unit value at beginning of period                   $1.15   $1.00      --      --      --
Accumulation unit value at end of period                         $1.08   $1.15      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (06/19/2006)
Accumulation unit value at beginning of period                   $1.08   $1.00      --      --      --
Accumulation unit value at end of period                         $1.08   $1.08      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      13      --      --      --
------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.12      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         216      --      --      --      --
------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.14      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (06/19/2006)
Accumulation unit value at beginning of period                   $1.12   $1.00      --      --      --
Accumulation unit value at end of period                         $1.08   $1.12      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         184      --      --      --      --
------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.10      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                   $1.06   $1.00      --      --      --
Accumulation unit value at end of period                         $1.06   $1.06      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                   $1.09   $1.00      --      --      --
Accumulation unit value at end of period                         $1.23   $1.09      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      24      --      --      --
------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                   $1.15   $1.00      --      --      --
Accumulation unit value at end of period                         $1.21   $1.15      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.09      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning of period                   $1.16   $1.00      --      --      --
Accumulation unit value at end of period                         $1.19   $1.16      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $0.99      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          87      --      --      --      --
------------------------------------------------------------------------------------------------------


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    31

VARIABLE ACCOUNT CHARGES OF 1.25% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                               2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $1.92   $1.74   $1.51   $1.33   $1.00
Accumulation unit value at end of period                         $2.22   $1.92   $1.74   $1.51   $1.33
Number of accumulation units outstanding at end of period (000
  omitted)                                                         423     417     311     255      --
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $1.55   $1.47   $1.41   $1.38   $1.00
Accumulation unit value at end of period                         $1.93   $1.55   $1.47   $1.41   $1.38
Number of accumulation units outstanding at end of period (000
  omitted)                                                          19      19      19      19      15
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                   $1.04   $1.00      --      --      --
Accumulation unit value at end of period                         $1.07   $1.04      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         157       8      --      --      --
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $2.35   $2.12   $1.82   $1.48   $1.00
Accumulation unit value at end of period                         $2.68   $2.35   $2.12   $1.82   $1.48
Number of accumulation units outstanding at end of period (000
  omitted)                                                          80      51      33      33       3
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $2.40   $2.06   $1.76   $1.57   $1.00
Accumulation unit value at end of period                         $2.77   $2.40   $2.06   $1.76   $1.57
Number of accumulation units outstanding at end of period (000
  omitted)                                                           5      11       6       6      --
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $2.34   $1.97   $1.76   $1.35   $1.00
Accumulation unit value at end of period                         $1.83   $2.34   $1.97   $1.76   $1.35
Number of accumulation units outstanding at end of period (000
  omitted)                                                           7       7       9      10      --
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                   $1.12   $1.00      --      --      --
Accumulation unit value at end of period                         $1.15   $1.12      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                   $1.12   $1.00      --      --      --
Accumulation unit value at end of period                         $1.08   $1.12      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $2.25   $1.94   $1.81   $1.48   $1.00
Accumulation unit value at end of period                         $2.17   $2.25   $1.94   $1.81   $1.48
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $1.79   $1.67   $1.62   $1.47   $1.00
Accumulation unit value at end of period                         $1.97   $1.79   $1.67   $1.62   $1.47
Number of accumulation units outstanding at end of period (000
  omitted)                                                          17      18      18      19      15
------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $1.81   $1.55   $1.42   $1.28   $1.00
Accumulation unit value at end of period                         $1.85   $1.81   $1.55   $1.42   $1.28
Number of accumulation units outstanding at end of period (000
  omitted)                                                         201     252     215     142      --
------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $2.18   $1.82   $1.67   $1.43   $1.00
Accumulation unit value at end of period                         $2.49   $2.18   $1.82   $1.67   $1.43
Number of accumulation units outstanding at end of period (000
  omitted)                                                           8       9       9      10      --
------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                   $1.07   $1.00      --      --      --
Accumulation unit value at end of period                         $1.17   $1.07      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         152      68      --      --      --
------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (06/19/2006)
Accumulation unit value at beginning of period                   $1.18   $1.00      --      --      --
Accumulation unit value at end of period                         $1.19   $1.18      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------


 32    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.25% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                               2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (06/19/2006)
Accumulation unit value at beginning of period                   $1.14   $1.00      --      --      --
Accumulation unit value at end of period                         $1.16   $1.14      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         114      73      --      --      --
------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $0.94      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.06      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         265      --      --      --      --
------------------------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.03      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning of period                   $1.47   $1.39   $1.35   $1.26   $1.00
Accumulation unit value at end of period                         $1.62   $1.47   $1.39   $1.35   $1.26
Number of accumulation units outstanding at end of period (000
  omitted)                                                          16      18      20      23      --
------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning of period                   $1.70   $1.53   $1.47   $1.40   $1.00
Accumulation unit value at end of period                         $1.72   $1.70   $1.53   $1.47   $1.40
Number of accumulation units outstanding at end of period (000
  omitted)                                                          15      15      15      15      15
------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning of period                   $1.44   $1.30   $1.29   $1.17   $1.00
Accumulation unit value at end of period                         $1.48   $1.44   $1.30   $1.29   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                         130     122     126     172      20
------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning of period                   $2.54   $1.97   $1.71   $1.33   $1.00
Accumulation unit value at end of period                         $3.20   $2.54   $1.97   $1.71   $1.33
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.58   $1.48   $1.43   $1.36   $1.00
Accumulation unit value at end of period                         $1.77   $1.58   $1.48   $1.43   $1.36
Number of accumulation units outstanding at end of period (000
  omitted)                                                          22      22      22      60      17
------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $2.37   $2.04   $1.81   $1.54   $1.00
Accumulation unit value at end of period                         $2.48   $2.37   $2.04   $1.81   $1.54
Number of accumulation units outstanding at end of period (000
  omitted)                                                           8       8       8       8       7
------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.38   $1.28   $1.27   $1.18   $1.00
Accumulation unit value at end of period                         $1.35   $1.38   $1.28   $1.27   $1.18
Number of accumulation units outstanding at end of period (000
  omitted)                                                          10      10      10      10      --
------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $2.21   $1.95   $1.80   $1.53   $1.00
Accumulation unit value at end of period                         $2.15   $2.21   $1.95   $1.80   $1.53
Number of accumulation units outstanding at end of period (000
  omitted)                                                          42      37      37      53      10
------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.30   $1.22   $1.21   $1.13   $1.00
Accumulation unit value at end of period                         $1.40   $1.30   $1.22   $1.21   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                         636     494     444     313      --
------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.04      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         247      --      --      --      --
------------------------------------------------------------------------------------------------------


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    33

VARIABLE ACCOUNT CHARGES OF 1.25% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                               2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.75   $1.53   $1.47   $1.34   $1.00
Accumulation unit value at end of period                         $1.62   $1.75   $1.53   $1.47   $1.34
Number of accumulation units outstanding at end of period (000
  omitted)                                                          21      21      22      22      22
------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (06/19/2006)
Accumulation unit value at beginning of period                   $1.07   $1.00      --      --      --
Accumulation unit value at end of period                         $1.05   $1.07      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $2.23   $1.77   $1.60   $1.39   $1.00
Accumulation unit value at end of period                         $2.39   $2.23   $1.77   $1.60   $1.39
Number of accumulation units outstanding at end of period (000
  omitted)                                                           3       3       3       3       3
------------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.61   $1.47   $1.41   $1.33   $1.00
Accumulation unit value at end of period                         $1.60   $1.61   $1.47   $1.41   $1.33
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (06/19/2006)
Accumulation unit value at beginning of period                   $1.12   $1.00      --      --      --
Accumulation unit value at end of period                         $0.97   $1.12      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      51      --      --      --
------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.85   $1.78   $1.60   $1.37   $1.00
Accumulation unit value at end of period                         $1.90   $1.85   $1.78   $1.60   $1.37
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (03/17/2003)
Accumulation unit value at beginning of period                   $1.03   $1.00   $0.99   $0.99   $1.00
Accumulation unit value at end of period                         $1.07   $1.03   $1.00   $0.99   $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                           1       1      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (03/17/2003)
Accumulation unit value at beginning of period                   $1.08   $1.05   $1.04   $1.01   $1.00
Accumulation unit value at end of period                         $1.12   $1.08   $1.05   $1.04   $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                         402     211      63      67      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (03/17/2003)
Accumulation unit value at beginning of period                   $2.35   $1.99   $1.77   $1.52   $1.00
Accumulation unit value at end of period                         $2.51   $2.35   $1.99   $1.77   $1.52
Number of accumulation units outstanding at end of period (000
  omitted)                                                         122      62       2       2      --
------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (06/19/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                   $1.34   $1.00      --      --      --
Accumulation unit value at end of period                         $1.83   $1.34      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          64      37      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND (05/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $0.99      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         203      --      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (06/19/2006)
Accumulation unit value at beginning of period                   $1.02   $1.00      --      --      --
Accumulation unit value at end of period                         $1.09   $1.02      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         160     110      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (03/17/2003)
Accumulation unit value at beginning of period                   $1.57   $1.43   $1.34   $1.25   $1.00
Accumulation unit value at end of period                         $1.60   $1.57   $1.43   $1.34   $1.25
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------


 34    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.25% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                               2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (06/19/2006)
Accumulation unit value at beginning of period                   $1.07   $1.00      --      --      --
Accumulation unit value at end of period                         $1.08   $1.07      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --       4      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (06/19/2006)
Accumulation unit value at beginning of period                   $1.06   $1.00      --      --      --
Accumulation unit value at end of period                         $1.08   $1.06      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         142      56      --      --      --
------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (06/19/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND)
Accumulation unit value at beginning of period                   $1.18   $1.00      --      --      --
Accumulation unit value at end of period                         $1.31   $1.18      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (03/17/2006)
Accumulation unit value at beginning of period                   $1.08   $1.00      --      --      --
Accumulation unit value at end of period                         $1.10   $1.08      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (06/19/2006)
Accumulation unit value at beginning of period                   $1.15   $1.00      --      --      --
Accumulation unit value at end of period                         $1.13   $1.15      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (06/19/2006)
Accumulation unit value at beginning of period                   $1.05   $1.00      --      --      --
Accumulation unit value at end of period                         $1.18   $1.05      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.00      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (03/17/2003)
Accumulation unit value at beginning of period                   $1.70   $1.49   $1.45   $1.33   $1.00
Accumulation unit value at end of period                         $1.76   $1.70   $1.49   $1.45   $1.33
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --       1       1       1      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (06/19/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                   $1.10   $1.00      --      --      --
Accumulation unit value at end of period                         $1.15   $1.10      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (03/17/2003)
Accumulation unit value at beginning of period                   $1.02   $0.99   $0.99   $1.00   $1.00
Accumulation unit value at end of period                         $1.06   $1.02   $0.99   $0.99   $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                          67      66      59      56       2
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (03/17/2003)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                   $2.20   $1.85   $1.77   $1.50   $1.00
Accumulation unit value at end of period                         $2.07   $2.20   $1.85   $1.77   $1.50
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (06/19/2006)
Accumulation unit value at beginning of period                   $1.13   $1.00      --      --      --
Accumulation unit value at end of period                         $1.09   $1.13      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         143     123      --      --      --
------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $0.85      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          53      --      --      --      --
------------------------------------------------------------------------------------------------------


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    35

VARIABLE ACCOUNT CHARGES OF 1.25% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                               2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.13      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (06/19/2006)
Accumulation unit value at beginning of period                   $1.23   $1.00      --      --      --
Accumulation unit value at end of period                         $1.01   $1.23      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --       1      --      --      --
------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP* (06/19/2006)
Accumulation unit value at beginning of period                   $1.23   $1.00      --      --      --
Accumulation unit value at end of period                         $1.41   $1.23      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          82      48      --      --      --
*Effective June 1, 2008, the Fund will change its name to
  Wanger International.
------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (06/19/2006)
Accumulation unit value at beginning of period                   $1.08   $1.00      --      --      --
Accumulation unit value at end of period                         $1.12   $1.08      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          61       8      --      --      --
*Effective June 1, 2008, the Fund will change its name to
  Wanger USA.
------------------------------------------------------------------------------------------------------





 36    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                               2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.84   $1.65   $1.59   $1.45   $1.00
Accumulation unit value at end of period                         $1.84   $1.84   $1.65   $1.59   $1.45
Number of accumulation units outstanding at end of period (000
  omitted)                                                          43      40      45      24      20
------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.05      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.98   $1.73   $1.60   $1.41   $1.00
Accumulation unit value at end of period                         $2.16   $1.98   $1.73   $1.60   $1.41
Number of accumulation units outstanding at end of period (000
  omitted)                                                          10      10       4       4       1
------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES II SHARES (04/28/2006)
Accumulation unit value at beginning of period                   $1.08   $1.00      --      --      --
Accumulation unit value at end of period                         $1.15   $1.08      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.03      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.04      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          34      --      --      --      --
------------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                   $1.19   $1.09   $1.03   $1.00      --
Accumulation unit value at end of period                         $1.28   $1.19   $1.09   $1.03      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           7       6       8       1      --
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (03/17/2003)
Accumulation unit value at beginning of period                   $1.42   $1.29   $1.26   $1.17   $1.00
Accumulation unit value at end of period                         $1.44   $1.42   $1.29   $1.26   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                          49      50      50      34      11
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (03/17/2003)
Accumulation unit value at beginning of period                   $1.60   $1.50   $1.46   $1.41   $1.00
Accumulation unit value at end of period                         $1.89   $1.60   $1.50   $1.46   $1.41
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (03/17/2003)
Accumulation unit value at beginning of period                   $1.79   $1.55   $1.50   $1.36   $1.00
Accumulation unit value at end of period                         $1.85   $1.79   $1.55   $1.50   $1.36
Number of accumulation units outstanding at end of period (000
  omitted)                                                           6       6       6       6       4
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                   $1.62   $1.21   $1.05   $1.00      --
Accumulation unit value at end of period                         $1.69   $1.62   $1.21   $1.05      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         206     225     116       2      --
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (03/17/2003)
Accumulation unit value at beginning of period                   $1.52   $1.55   $1.37   $1.28   $1.00
Accumulation unit value at end of period                         $1.70   $1.52   $1.55   $1.37   $1.28
Number of accumulation units outstanding at end of period (000
  omitted)                                                          23      23      23      23      22
------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                   $1.02   $1.01   $1.01   $1.00      --
Accumulation unit value at end of period                         $1.10   $1.02   $1.01   $1.01      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         402     422     276       4      --
------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                   $1.46   $1.18   $1.06   $1.00      --
Accumulation unit value at end of period                         $1.69   $1.46   $1.18   $1.06      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    37

VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                               2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $0.90      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/15/2004)
Accumulation unit value at beginning of period                   $0.99   $1.04   $1.03   $1.00      --
Accumulation unit value at end of period                         $1.18   $0.99   $1.04   $1.03      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         339     448     145       4      --
------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                   $1.25   $1.07   $1.04   $1.00      --
Accumulation unit value at end of period                         $1.17   $1.25   $1.07   $1.04      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          15      15      --      --      --
------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (04/28/2006)
Accumulation unit value at beginning of period                   $1.07   $1.00      --      --      --
Accumulation unit value at end of period                         $1.07   $1.07      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         120     111      --      --      --
------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.12      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          65      --      --      --      --
------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.14      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (11/15/2004)
Accumulation unit value at beginning of period                   $1.29   $1.10   $1.06   $1.00      --
Accumulation unit value at end of period                         $1.24   $1.29   $1.10   $1.06      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          48      --      --      --      --
------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.10      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                   $1.19   $1.12   $1.04   $1.00      --
Accumulation unit value at end of period                         $1.19   $1.19   $1.12   $1.04      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                   $1.07   $1.05   $1.02   $1.00      --
Accumulation unit value at end of period                         $1.21   $1.07   $1.05   $1.02      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          73      94      32       1      --
------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                   $1.20   $1.05   $1.02   $1.00      --
Accumulation unit value at end of period                         $1.27   $1.20   $1.05   $1.02      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.09      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                   $1.40   $1.16   $1.05   $1.00      --
Accumulation unit value at end of period                         $1.43   $1.40   $1.16   $1.05      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $0.98      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          25      --      --      --      --
------------------------------------------------------------------------------------------------------

 38    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                               2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $1.91   $1.74   $1.51   $1.33   $1.00
Accumulation unit value at end of period                         $2.22   $1.91   $1.74   $1.51   $1.33
Number of accumulation units outstanding at end of period (000
  omitted)                                                         506     571     301      41       8
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $1.54   $1.47   $1.41   $1.38   $1.00
Accumulation unit value at end of period                         $1.93   $1.54   $1.47   $1.41   $1.38
Number of accumulation units outstanding at end of period (000
  omitted)                                                           5       5       4      --      --
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                   $1.04   $1.01   $1.00   $1.00      --
Accumulation unit value at end of period                         $1.07   $1.04   $1.01   $1.00      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         442     416     269      --      --
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $2.35   $2.12   $1.82   $1.48   $1.00
Accumulation unit value at end of period                         $2.67   $2.35   $2.12   $1.82   $1.48
Number of accumulation units outstanding at end of period (000
  omitted)                                                         176     181     124      64      22
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $2.39   $2.06   $1.76   $1.57   $1.00
Accumulation unit value at end of period                         $2.77   $2.39   $2.06   $1.76   $1.57
Number of accumulation units outstanding at end of period (000
  omitted)                                                          12      12       9       1      --
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $2.34   $1.96   $1.75   $1.35   $1.00
Accumulation unit value at end of period                         $1.83   $2.34   $1.96   $1.75   $1.35
Number of accumulation units outstanding at end of period (000
  omitted)                                                          53      53      52      32       9
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                   $1.21   $1.03   $1.03   $1.00      --
Accumulation unit value at end of period                         $1.24   $1.21   $1.03   $1.03      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                   $1.21   $1.05   $1.03   $1.00      --
Accumulation unit value at end of period                         $1.16   $1.21   $1.05   $1.03      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $2.24   $1.94   $1.81   $1.48   $1.00
Accumulation unit value at end of period                         $2.16   $2.24   $1.94   $1.81   $1.48
Number of accumulation units outstanding at end of period (000
  omitted)                                                          19      19      19      11       4
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $1.79   $1.67   $1.61   $1.47   $1.00
Accumulation unit value at end of period                         $1.97   $1.79   $1.67   $1.61   $1.47
Number of accumulation units outstanding at end of period (000
  omitted)                                                          80      80      67      25      16
------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $1.81   $1.55   $1.42   $1.27   $1.00
Accumulation unit value at end of period                         $1.85   $1.81   $1.55   $1.42   $1.27
Number of accumulation units outstanding at end of period (000
  omitted)                                                         113     115     111      44       1
------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $2.18   $1.82   $1.67   $1.43   $1.00
Accumulation unit value at end of period                         $2.48   $2.18   $1.82   $1.67   $1.43
Number of accumulation units outstanding at end of period (000
  omitted)                                                          26      26      26      14       1
------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                   $1.11   $1.00   $1.05   $1.00      --
Accumulation unit value at end of period                         $1.22   $1.11   $1.00   $1.05      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         175     155      92       1      --
------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                   $1.35   $1.12   $1.04   $1.00      --
Accumulation unit value at end of period                         $1.36   $1.35   $1.12   $1.04      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------

                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    39

VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                               2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (11/15/2004)
Accumulation unit value at beginning of period                   $1.33   $1.16   $1.04   $1.00      --
Accumulation unit value at end of period                         $1.36   $1.33   $1.16   $1.04      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         191     188      84       2      --
------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $0.94      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.06      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          81      --      --      --      --
------------------------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.03      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning of period                   $1.47   $1.39   $1.35   $1.25   $1.00
Accumulation unit value at end of period                         $1.61   $1.47   $1.39   $1.35   $1.25
Number of accumulation units outstanding at end of period (000
  omitted)                                                           6       6       6       6       4
------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning of period                   $1.70   $1.52   $1.47   $1.40   $1.00
Accumulation unit value at end of period                         $1.72   $1.70   $1.52   $1.47   $1.40
Number of accumulation units outstanding at end of period (000
  omitted)                                                           2       2       2       2       1
------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning of period                   $1.43   $1.30   $1.29   $1.17   $1.00
Accumulation unit value at end of period                         $1.47   $1.43   $1.30   $1.29   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                          17      16      16      12       6
------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning of period                   $2.54   $1.96   $1.71   $1.33   $1.00
Accumulation unit value at end of period                         $3.19   $2.54   $1.96   $1.71   $1.33
Number of accumulation units outstanding at end of period (000
  omitted)                                                           1       2       1      --      --
------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.57   $1.48   $1.43   $1.36   $1.00
Accumulation unit value at end of period                         $1.77   $1.57   $1.48   $1.43   $1.36
Number of accumulation units outstanding at end of period (000
  omitted)                                                         250     299     199      32       8
------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $2.36   $2.04   $1.81   $1.54   $1.00
Accumulation unit value at end of period                         $2.47   $2.36   $2.04   $1.81   $1.54
Number of accumulation units outstanding at end of period (000
  omitted)                                                           7       7       7       6      --
------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.37   $1.27   $1.27   $1.18   $1.00
Accumulation unit value at end of period                         $1.35   $1.37   $1.27   $1.27   $1.18
Number of accumulation units outstanding at end of period (000
  omitted)                                                           8       8       8       8       1
------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $2.21   $1.95   $1.80   $1.53   $1.00
Accumulation unit value at end of period                         $2.15   $2.21   $1.95   $1.80   $1.53
Number of accumulation units outstanding at end of period (000
  omitted)                                                          25      25      21      15       5
------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.29   $1.22   $1.21   $1.13   $1.00
Accumulation unit value at end of period                         $1.40   $1.29   $1.22   $1.21   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                         389     367     272      42       2
------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.04      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          72      --      --      --      --
------------------------------------------------------------------------------------------------------

 40    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                               2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.74   $1.52   $1.47   $1.34   $1.00
Accumulation unit value at end of period                         $1.62   $1.74   $1.52   $1.47   $1.34
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                   $1.18   $1.16   $1.04   $1.00      --
Accumulation unit value at end of period                         $1.15   $1.18   $1.16   $1.04      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $2.23   $1.77   $1.60   $1.39   $1.00
Accumulation unit value at end of period                         $2.38   $2.23   $1.77   $1.60   $1.39
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.61   $1.46   $1.41   $1.33   $1.00
Accumulation unit value at end of period                         $1.60   $1.61   $1.46   $1.41   $1.33
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                   $1.29   $1.11   $1.05   $1.00      --
Accumulation unit value at end of period                         $1.11   $1.29   $1.11   $1.05      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           8       7      --      --      --
------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.85   $1.77   $1.60   $1.37   $1.00
Accumulation unit value at end of period                         $1.89   $1.85   $1.77   $1.60   $1.37
Number of accumulation units outstanding at end of period (000
  omitted)                                                           6       6       6       6       4
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (03/17/2003)
Accumulation unit value at beginning of period                   $1.03   $1.00   $0.99   $0.99   $1.00
Accumulation unit value at end of period                         $1.07   $1.03   $1.00   $0.99   $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                          20      19      19       5       5
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (03/17/2003)
Accumulation unit value at beginning of period                   $1.08   $1.05   $1.04   $1.01   $1.00
Accumulation unit value at end of period                         $1.12   $1.08   $1.05   $1.04   $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                          98      18       1       1       1
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (03/17/2003)
Accumulation unit value at beginning of period                   $2.35   $1.99   $1.77   $1.52   $1.00
Accumulation unit value at end of period                         $2.50   $2.35   $1.99   $1.77   $1.52
Number of accumulation units outstanding at end of period (000
  omitted)                                                         297     318     136      --      --
------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (11/15/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                   $1.89   $1.43   $1.08   $1.00      --
Accumulation unit value at end of period                         $2.57   $1.89   $1.43   $1.08      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         109     150      71       1      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND (05/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $0.99      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          61      --      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (05/01/2006)
Accumulation unit value at beginning of period                   $1.03   $1.00      --      --      --
Accumulation unit value at end of period                         $1.09   $1.03      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          60      13      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (03/17/2003)
Accumulation unit value at beginning of period                   $1.57   $1.43   $1.33   $1.25   $1.00
Accumulation unit value at end of period                         $1.60   $1.57   $1.43   $1.33   $1.25
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    41

VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                               2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (11/15/2004)
Accumulation unit value at beginning of period                   $1.13   $1.04   $1.01   $1.00      --
Accumulation unit value at end of period                         $1.14   $1.13   $1.04   $1.01      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          82      79      68      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (11/15/2004)
Accumulation unit value at beginning of period                   $1.09   $1.03   $1.01   $1.00      --
Accumulation unit value at end of period                         $1.11   $1.09   $1.03   $1.01      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          53       8      --      --      --
------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (11/15/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND)
Accumulation unit value at beginning of period                   $1.46   $1.19   $1.06   $1.00      --
Accumulation unit value at end of period                         $1.62   $1.46   $1.19   $1.06      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (11/15/2004)
Accumulation unit value at beginning of period                   $1.23   $1.08   $1.03   $1.00      --
Accumulation unit value at end of period                         $1.25   $1.23   $1.08   $1.03      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          52      45      57       5      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (11/15/2004)
Accumulation unit value at beginning of period                   $1.25   $1.06   $1.03   $1.00      --
Accumulation unit value at end of period                         $1.23   $1.25   $1.06   $1.03      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (11/15/2004)
Accumulation unit value at beginning of period                   $1.11   $1.13   $1.04   $1.00      --
Accumulation unit value at end of period                         $1.25   $1.11   $1.13   $1.04      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.00      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (03/17/2003)
Accumulation unit value at beginning of period                   $1.70   $1.49   $1.45   $1.33   $1.00
Accumulation unit value at end of period                         $1.76   $1.70   $1.49   $1.45   $1.33
Number of accumulation units outstanding at end of period (000
  omitted)                                                          78      79      80      49       3
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (11/15/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                   $1.18   $1.03   $1.04   $1.00      --
Accumulation unit value at end of period                         $1.24   $1.18   $1.03   $1.04      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (03/17/2003)
Accumulation unit value at beginning of period                   $1.02   $0.99   $0.99   $0.99   $1.00
Accumulation unit value at end of period                         $1.06   $1.02   $0.99   $0.99   $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                         106     106     109      32       1
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (03/17/2003)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                   $2.20   $1.85   $1.77   $1.50   $1.00
Accumulation unit value at end of period                         $2.06   $2.20   $1.85   $1.77   $1.50
Number of accumulation units outstanding at end of period (000
  omitted)                                                         141     157      76       2      --
------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period                   $1.21   $1.06   $1.03   $1.00      --
Accumulation unit value at end of period                         $1.17   $1.21   $1.06   $1.03      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         666     707     335       6      --
------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $0.85      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          13      --      --      --      --
------------------------------------------------------------------------------------------------------


 42    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                               2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.12      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period                   $1.65   $1.21   $1.05   $1.00      --
Accumulation unit value at end of period                         $1.35   $1.65   $1.21   $1.05      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          11      13      14      --      --
------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP* (11/15/2004)
Accumulation unit value at beginning of period                   $1.76   $1.30   $1.09   $1.00      --
Accumulation unit value at end of period                         $2.02   $1.76   $1.30   $1.09      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         150     187     100       2      --
*Effective June 1, 2008, the Fund will change its name to
  Wanger International.
------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (11/15/2004)
Accumulation unit value at beginning of period                   $1.22   $1.14   $1.04   $1.00      --
Accumulation unit value at end of period                         $1.26   $1.22   $1.14   $1.04      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         172     174      79       1      --
*Effective June 1, 2008, the Fund will change its name to
  Wanger USA.
------------------------------------------------------------------------------------------------------





                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    43

VARIABLE ACCOUNT CHARGES OF 1.35% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                               2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.84   $1.65   $1.59   $1.45   $1.00
Accumulation unit value at end of period                         $1.84   $1.84   $1.65   $1.59   $1.45
Number of accumulation units outstanding at end of period (000
  omitted)                                                         238     256     245     136      19
------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.05      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.98   $1.72   $1.60   $1.41   $1.00
Accumulation unit value at end of period                         $2.16   $1.98   $1.72   $1.60   $1.41
Number of accumulation units outstanding at end of period (000
  omitted)                                                          41      45      46      44      15
------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES II SHARES (04/28/2006)
Accumulation unit value at beginning of period                   $1.08   $1.00      --      --      --
Accumulation unit value at end of period                         $1.15   $1.08      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.03      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.04      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         171      --      --      --      --
------------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                   $1.19   $1.09   $1.03   $1.00      --
Accumulation unit value at end of period                         $1.28   $1.19   $1.09   $1.03      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          50      58      56      11      --
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (03/17/2003)
Accumulation unit value at beginning of period                   $1.45   $1.32   $1.29   $1.20   $1.00
Accumulation unit value at end of period                         $1.47   $1.45   $1.32   $1.29   $1.20
Number of accumulation units outstanding at end of period (000
  omitted)                                                          71      66      65      65      49
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (03/17/2003)
Accumulation unit value at beginning of period                   $1.60   $1.49   $1.46   $1.41   $1.00
Accumulation unit value at end of period                         $1.89   $1.60   $1.49   $1.46   $1.41
Number of accumulation units outstanding at end of period (000
  omitted)                                                           8      12      12      12       8
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (03/17/2003)
Accumulation unit value at beginning of period                   $1.80   $1.56   $1.51   $1.37   $1.00
Accumulation unit value at end of period                         $1.86   $1.80   $1.56   $1.51   $1.37
Number of accumulation units outstanding at end of period (000
  omitted)                                                         228     234     229     227      35
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                   $1.62   $1.21   $1.05   $1.00      --
Accumulation unit value at end of period                         $1.68   $1.62   $1.21   $1.05      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         437     378     220      16      --
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (03/17/2003)
Accumulation unit value at beginning of period                   $1.52   $1.55   $1.37   $1.28   $1.00
Accumulation unit value at end of period                         $1.70   $1.52   $1.55   $1.37   $1.28
Number of accumulation units outstanding at end of period (000
  omitted)                                                          28      29      27      35       2
------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                   $1.01   $1.01   $1.01   $1.00      --
Accumulation unit value at end of period                         $1.10   $1.01   $1.01   $1.01      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         399     439     315      16      --
------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                   $1.45   $1.18   $1.06   $1.00      --
Accumulation unit value at end of period                         $1.69   $1.45   $1.18   $1.06      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------


 44    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.35% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                               2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $0.90      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/15/2004)
Accumulation unit value at beginning of period                   $0.99   $1.04   $1.03   $1.00      --
Accumulation unit value at end of period                         $1.18   $0.99   $1.04   $1.03      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         622     935     387      37      --
------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                   $1.25   $1.07   $1.04   $1.00      --
Accumulation unit value at end of period                         $1.17   $1.25   $1.07   $1.04      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          28      28      --      --      --
------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (04/28/2006)
Accumulation unit value at beginning of period                   $1.07   $1.00      --      --      --
Accumulation unit value at end of period                         $1.07   $1.07      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          84     101      --      --      --
------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.12      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         350      --      --      --      --
------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.14      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (11/15/2004)
Accumulation unit value at beginning of period                   $1.29   $1.10   $1.06   $1.00      --
Accumulation unit value at end of period                         $1.24   $1.29   $1.10   $1.06      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         261      --      --      --      --
------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.10      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                   $1.19   $1.12   $1.04   $1.00      --
Accumulation unit value at end of period                         $1.19   $1.19   $1.12   $1.04      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           7       7       7      --      --
------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                   $1.07   $1.05   $1.02   $1.00      --
Accumulation unit value at end of period                         $1.21   $1.07   $1.05   $1.02      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         139     201      95      11      --
------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                   $1.20   $1.05   $1.02   $1.00      --
Accumulation unit value at end of period                         $1.27   $1.20   $1.05   $1.02      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           7       7       8      --      --
------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.09      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                   $1.40   $1.16   $1.05   $1.00      --
Accumulation unit value at end of period                         $1.43   $1.40   $1.16   $1.05      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $0.98      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         104      --      --      --      --
------------------------------------------------------------------------------------------------------

                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    45

VARIABLE ACCOUNT CHARGES OF 1.35% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                               2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $1.91   $1.74   $1.51   $1.33   $1.00
Accumulation unit value at end of period                         $2.21   $1.91   $1.74   $1.51   $1.33
Number of accumulation units outstanding at end of period (000
  omitted)                                                       1,920   2,109   1,681   1,343     177
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $1.54   $1.46   $1.41   $1.38   $1.00
Accumulation unit value at end of period                         $1.92   $1.54   $1.46   $1.41   $1.38
Number of accumulation units outstanding at end of period (000
  omitted)                                                          78      79      80      80       3
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                   $1.04   $1.01   $1.00   $1.00      --
Accumulation unit value at end of period                         $1.07   $1.04   $1.01   $1.00      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         501     323     200       6      --
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $2.34   $2.11   $1.82   $1.48   $1.00
Accumulation unit value at end of period                         $2.67   $2.34   $2.11   $1.82   $1.48
Number of accumulation units outstanding at end of period (000
  omitted)                                                         342     334     251     248      58
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $2.39   $2.06   $1.75   $1.57   $1.00
Accumulation unit value at end of period                         $2.76   $2.39   $2.06   $1.75   $1.57
Number of accumulation units outstanding at end of period (000
  omitted)                                                         156     167     157     112       4
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $2.40   $2.01   $1.80   $1.38   $1.00
Accumulation unit value at end of period                         $1.87   $2.40   $2.01   $1.80   $1.38
Number of accumulation units outstanding at end of period (000
  omitted)                                                          30      28      24      25      18
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                   $1.21   $1.03   $1.03   $1.00      --
Accumulation unit value at end of period                         $1.24   $1.21   $1.03   $1.03      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                   $1.21   $1.05   $1.03   $1.00      --
Accumulation unit value at end of period                         $1.16   $1.21   $1.05   $1.03      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $2.24   $1.94   $1.81   $1.48   $1.00
Accumulation unit value at end of period                         $2.15   $2.24   $1.94   $1.81   $1.48
Number of accumulation units outstanding at end of period (000
  omitted)                                                         116     154     154     152       8
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $1.79   $1.67   $1.61   $1.47   $1.00
Accumulation unit value at end of period                         $1.96   $1.79   $1.67   $1.61   $1.47
Number of accumulation units outstanding at end of period (000
  omitted)                                                         326     327     321     277      71
------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $1.80   $1.54   $1.42   $1.27   $1.00
Accumulation unit value at end of period                         $1.84   $1.80   $1.54   $1.42   $1.27
Number of accumulation units outstanding at end of period (000
  omitted)                                                         778     936     868     842     171
------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $2.21   $1.84   $1.70   $1.45   $1.00
Accumulation unit value at end of period                         $2.52   $2.21   $1.84   $1.70   $1.45
Number of accumulation units outstanding at end of period (000
  omitted)                                                         134     137     139     135      17
------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                   $1.11   $1.00   $1.05   $1.00      --
Accumulation unit value at end of period                         $1.22   $1.11   $1.00   $1.05      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         335     257     120       5      --
------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                   $1.35   $1.12   $1.04   $1.00      --
Accumulation unit value at end of period                         $1.36   $1.35   $1.12   $1.04      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------

 46    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.35% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                               2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (11/15/2004)
Accumulation unit value at beginning of period                   $1.33   $1.16   $1.04   $1.00      --
Accumulation unit value at end of period                         $1.36   $1.33   $1.16   $1.04      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         461     425     200      20      --
------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $0.94      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.06      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         445      --      --      --      --
------------------------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.03      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning of period                   $1.47   $1.39   $1.35   $1.25   $1.00
Accumulation unit value at end of period                         $1.61   $1.47   $1.39   $1.35   $1.25
Number of accumulation units outstanding at end of period (000
  omitted)                                                          87      87      80      78      --
------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning of period                   $1.70   $1.52   $1.47   $1.40   $1.00
Accumulation unit value at end of period                         $1.71   $1.70   $1.52   $1.47   $1.40
Number of accumulation units outstanding at end of period (000
  omitted)                                                          83      83      82      70      --
------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning of period                   $1.43   $1.30   $1.28   $1.17   $1.00
Accumulation unit value at end of period                         $1.47   $1.43   $1.30   $1.28   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                       1,199   1,378   1,378   1,360     227
------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning of period                   $2.53   $1.96   $1.70   $1.33   $1.00
Accumulation unit value at end of period                         $3.19   $2.53   $1.96   $1.70   $1.33
Number of accumulation units outstanding at end of period (000
  omitted)                                                           2       2       2       2      --
------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.57   $1.48   $1.43   $1.36   $1.00
Accumulation unit value at end of period                         $1.76   $1.57   $1.48   $1.43   $1.36
Number of accumulation units outstanding at end of period (000
  omitted)                                                       1,042   1,092     952     756     166
------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $2.36   $2.04   $1.81   $1.54   $1.00
Accumulation unit value at end of period                         $2.47   $2.36   $2.04   $1.81   $1.54
Number of accumulation units outstanding at end of period (000
  omitted)                                                          79      84      60      54       1
------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.37   $1.27   $1.26   $1.18   $1.00
Accumulation unit value at end of period                         $1.35   $1.37   $1.27   $1.26   $1.18
Number of accumulation units outstanding at end of period (000
  omitted)                                                          42      48      44      47      26
------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $2.20   $1.95   $1.80   $1.53   $1.00
Accumulation unit value at end of period                         $2.14   $2.20   $1.95   $1.80   $1.53
Number of accumulation units outstanding at end of period (000
  omitted)                                                         239     235     225     225      28
------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.29   $1.22   $1.21   $1.13   $1.00
Accumulation unit value at end of period                         $1.39   $1.29   $1.22   $1.21   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                       1,099   1,014     877     569     137
------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.03      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         376      --      --      --      --
------------------------------------------------------------------------------------------------------

                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    47

VARIABLE ACCOUNT CHARGES OF 1.35% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                               2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.74   $1.52   $1.47   $1.34   $1.00
Accumulation unit value at end of period                         $1.61   $1.74   $1.52   $1.47   $1.34
Number of accumulation units outstanding at end of period (000
  omitted)                                                          17      17      17      17       7
------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                   $1.17   $1.16   $1.04   $1.00      --
Accumulation unit value at end of period                         $1.15   $1.17   $1.16   $1.04      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $2.22   $1.76   $1.59   $1.39   $1.00
Accumulation unit value at end of period                         $2.38   $2.22   $1.76   $1.59   $1.39
Number of accumulation units outstanding at end of period (000
  omitted)                                                           6       6       6       5       2
------------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.61   $1.46   $1.41   $1.33   $1.00
Accumulation unit value at end of period                         $1.59   $1.61   $1.46   $1.41   $1.33
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                   $1.29   $1.11   $1.05   $1.00      --
Accumulation unit value at end of period                         $1.11   $1.29   $1.11   $1.05      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          28     100      --      --      --
------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.84   $1.77   $1.60   $1.37   $1.00
Accumulation unit value at end of period                         $1.89   $1.84   $1.77   $1.60   $1.37
Number of accumulation units outstanding at end of period (000
  omitted)                                                           1       1       1       1       1
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (03/17/2003)
Accumulation unit value at beginning of period                   $1.03   $1.00   $0.98   $0.99   $1.00
Accumulation unit value at end of period                         $1.06   $1.03   $1.00   $0.98   $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                         188      40     199     174       5
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (03/17/2003)
Accumulation unit value at beginning of period                   $1.08   $1.05   $1.04   $1.01   $1.00
Accumulation unit value at end of period                         $1.12   $1.08   $1.05   $1.04   $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                       1,013     601     320     332     119
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (03/17/2003)
Accumulation unit value at beginning of period                   $2.34   $1.98   $1.77   $1.52   $1.00
Accumulation unit value at end of period                         $2.50   $2.34   $1.98   $1.77   $1.52
Number of accumulation units outstanding at end of period (000
  omitted)                                                         538     457     183      20      14
------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (11/15/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                   $1.89   $1.43   $1.08   $1.00      --
Accumulation unit value at end of period                         $2.57   $1.89   $1.43   $1.08      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         221     260     146      16      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND (05/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $0.99      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         332      --      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (05/01/2006)
Accumulation unit value at beginning of period                   $1.03   $1.00      --      --      --
Accumulation unit value at end of period                         $1.09   $1.03      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         250     170      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (03/17/2003)
Accumulation unit value at beginning of period                   $1.57   $1.43   $1.33   $1.25   $1.00
Accumulation unit value at end of period                         $1.59   $1.57   $1.43   $1.33   $1.25
Number of accumulation units outstanding at end of period (000
  omitted)                                                          13      13      13      13      13
------------------------------------------------------------------------------------------------------


 48    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.35% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                               2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (11/15/2004)
Accumulation unit value at beginning of period                   $1.13   $1.04   $1.01   $1.00      --
Accumulation unit value at end of period                         $1.14   $1.13   $1.04   $1.01      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          31      30      17      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (11/15/2004)
Accumulation unit value at beginning of period                   $1.09   $1.03   $1.01   $1.00      --
Accumulation unit value at end of period                         $1.11   $1.09   $1.03   $1.01      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         213      92      --      --      --
------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (11/15/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND)
Accumulation unit value at beginning of period                   $1.46   $1.19   $1.06   $1.00      --
Accumulation unit value at end of period                         $1.62   $1.46   $1.19   $1.06      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (11/15/2004)
Accumulation unit value at beginning of period                   $1.23   $1.08   $1.03   $1.00      --
Accumulation unit value at end of period                         $1.25   $1.23   $1.08   $1.03      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         242     277     276      37      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (11/15/2004)
Accumulation unit value at beginning of period                   $1.25   $1.06   $1.03   $1.00      --
Accumulation unit value at end of period                         $1.23   $1.25   $1.06   $1.03      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (11/15/2004)
Accumulation unit value at beginning of period                   $1.11   $1.13   $1.04   $1.00      --
Accumulation unit value at end of period                         $1.25   $1.11   $1.13   $1.04      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.00      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (03/17/2003)
Accumulation unit value at beginning of period                   $1.69   $1.49   $1.45   $1.33   $1.00
Accumulation unit value at end of period                         $1.75   $1.69   $1.49   $1.45   $1.33
Number of accumulation units outstanding at end of period (000
  omitted)                                                         471     469     465     433      72
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (11/15/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                   $1.18   $1.03   $1.04   $1.00      --
Accumulation unit value at end of period                         $1.24   $1.18   $1.03   $1.04      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (03/17/2003)
Accumulation unit value at beginning of period                   $1.01   $0.99   $0.99   $0.99   $1.00
Accumulation unit value at end of period                         $1.05   $1.01   $0.99   $0.99   $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                         396     502     485     348     271
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (03/17/2003)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                   $2.19   $1.85   $1.77   $1.49   $1.00
Accumulation unit value at end of period                         $2.06   $2.19   $1.85   $1.77   $1.49
Number of accumulation units outstanding at end of period (000
  omitted)                                                         272     285     204      36       4
------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period                   $1.21   $1.06   $1.03   $1.00      --
Accumulation unit value at end of period                         $1.17   $1.21   $1.06   $1.03      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                       1,217   1,213     648      56      --
------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $0.85      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          94      --      --      --      --
------------------------------------------------------------------------------------------------------


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    49

VARIABLE ACCOUNT CHARGES OF 1.35% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                               2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.12      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period                   $1.65   $1.21   $1.05   $1.00      --
Accumulation unit value at end of period                         $1.34   $1.65   $1.21   $1.05      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           7       7       2       1      --
------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP* (11/15/2004)
Accumulation unit value at beginning of period                   $1.76   $1.30   $1.09   $1.00      --
Accumulation unit value at end of period                         $2.02   $1.76   $1.30   $1.09      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         335     362     220      22      --
*Effective June 1, 2008, the Fund will change its name to
  Wanger International.
------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (11/15/2004)
Accumulation unit value at beginning of period                   $1.21   $1.14   $1.04   $1.00      --
Accumulation unit value at end of period                         $1.26   $1.21   $1.14   $1.04      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         311     253     146      15      --
*Effective June 1, 2008, the Fund will change its name to
  Wanger USA.
------------------------------------------------------------------------------------------------------





 50    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                      2007    2006    2005    2004    2003    2002    2001    2000    1999    1998
---------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (03/17/2003)
Accumulation unit value at beginning
  of period                             $1.84   $1.65   $1.59   $1.45   $1.00      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.84   $1.84   $1.65   $1.59   $1.45      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                31      34      37      38      29      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning
  of period                             $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.05      --      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (03/17/2003)
Accumulation unit value at beginning
  of period                             $1.97   $1.72   $1.60   $1.41   $1.00      --      --      --      --      --
Accumulation unit value at end of
period                                  $2.15   $1.97   $1.72   $1.60   $1.41      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES I SHARES (11/04/1998)
Accumulation unit value at beginning
  of period                             $1.28   $1.11   $1.07   $1.00   $0.81   $0.98   $1.28   $1.52   $1.15   $1.00
Accumulation unit value at end of
period                                  $1.36   $1.28   $1.11   $1.07   $1.00   $0.81   $0.98   $1.28   $1.52   $1.15
Number of accumulation units
outstanding at
end of period (000 omitted)               591     719     540     627     775     866     932     724     381       6
---------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES II SHARES (04/28/2006)
Accumulation unit value at beginning
  of period                             $1.08   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.15   $1.08      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning
  of period                             $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.03      --      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES I SHARES (11/04/1998)
Accumulation unit value at beginning
  of period                             $1.65   $1.31   $1.12   $0.92   $0.72   $0.87   $1.15   $1.59   $1.04   $1.00
Accumulation unit value at end of
period                                  $1.87   $1.65   $1.31   $1.12   $0.92   $0.72   $0.87   $1.15   $1.59   $1.04
Number of accumulation units
outstanding at
end of period (000 omitted)                77     103     154     207     258     270     344     266     230       4
---------------------------------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning
  of period                             $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.04      --      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)               120      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (06/19/2006)
Accumulation unit value at beginning
  of period                             $1.10   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.18   $1.10      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (03/17/2003)
Accumulation unit value at beginning
  of period                             $1.41   $1.28   $1.26   $1.17   $1.00      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.43   $1.41   $1.28   $1.26   $1.17      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                12      13      13      22      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (03/17/2003)
Accumulation unit value at beginning
  of period                             $1.59   $1.49   $1.46   $1.41   $1.00      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.88   $1.59   $1.49   $1.46   $1.41      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                 3       3       4       4      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    51

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                      2007    2006    2005    2004    2003    2002    2001    2000    1999    1998
---------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (03/17/2003)
Accumulation unit value at beginning
  of period                             $1.79   $1.55   $1.51   $1.37   $1.00      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.85   $1.79   $1.55   $1.51   $1.37      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                16      19      23      15       4      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (06/19/2006)
Accumulation unit value at beginning
  of period                             $1.24   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.29   $1.24      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)               158      87      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (03/17/2003)
Accumulation unit value at beginning
  of period                             $1.51   $1.55   $1.36   $1.28   $1.00      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.70   $1.51   $1.55   $1.36   $1.28      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                91     105     109     110      37      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INCOME & GROWTH, CLASS I (11/04/1998)
Accumulation unit value at beginning
  of period                             $1.37   $1.19   $1.15   $1.03   $0.81   $1.02   $1.13   $1.28   $1.10   $1.00
Accumulation unit value at end of
period                                  $1.35   $1.37   $1.19   $1.15   $1.03   $0.81   $1.02   $1.13   $1.28   $1.10
Number of accumulation units
outstanding at
end of period (000 omitted)               119     190     239     256     318     389     403     278     180       8
---------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (06/19/2006)
Accumulation unit value at beginning
  of period                             $1.02   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.10   $1.02      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (06/19/2006)
Accumulation unit value at beginning
  of period                             $1.21   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.41   $1.21      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning
  of period                             $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $0.90      --      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (06/19/2006)
Accumulation unit value at beginning
  of period                             $1.03   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.23   $1.03      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                30     186      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS I (11/04/1998)
Accumulation unit value at beginning
  of period                             $1.89   $1.61   $1.56   $1.38   $1.09   $1.26   $1.13   $0.97   $1.00   $1.00
Accumulation unit value at end of
period                                  $1.76   $1.89   $1.61   $1.56   $1.38   $1.09   $1.26   $1.13   $0.97   $1.00
Number of accumulation units
outstanding at
end of period (000 omitted)                66      81     136     144     168     184     192     199     116       3
---------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (06/19/2006)
Accumulation unit value at beginning
  of period                             $1.15   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.08   $1.15      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (06/19/2006)
Accumulation unit value at beginning
  of period                             $1.08   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.08   $1.08      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                --      63      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------


 52    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                      2007    2006    2005    2004    2003    2002    2001    2000    1999    1998
---------------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning
  of period                             $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.12      --      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)               266      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning
  of period                             $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.14      --      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (06/19/2006)
Accumulation unit value at beginning
  of period                             $1.12   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.08   $1.12      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)               223      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning
  of period                             $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.10      --      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning
  of period                             $1.06   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.06   $1.06      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning
  of period                             $1.09   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.23   $1.09      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                 7      37      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning
  of period                             $1.15   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.21   $1.15      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning
  of period                             $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.09      --      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (06/19/2006)
Accumulation unit value at beginning
  of period                             $1.16   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.19   $1.16      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning
  of period                             $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $0.98      --      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)               103      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (03/17/2003)
Accumulation unit value at beginning
  of period                             $1.91   $1.74   $1.51   $1.33   $1.00      --      --      --      --      --
Accumulation unit value at end of
period                                  $2.21   $1.91   $1.74   $1.51   $1.33      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)               362     367     137     138      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    53

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                      2007    2006    2005    2004    2003    2002    2001    2000    1999    1998
---------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (03/17/2003)
Accumulation unit value at beginning
  of period                             $1.54   $1.46   $1.41   $1.38   $1.00      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.92   $1.54   $1.46   $1.41   $1.38      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                54      55      55      55       6      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (06/19/2006)
Accumulation unit value at beginning
  of period                             $1.04   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.07   $1.04      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)               213      16      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (03/17/2003)
Accumulation unit value at beginning
  of period                             $2.34   $2.11   $1.81   $1.48   $1.00      --      --      --      --      --
Accumulation unit value at end of
period                                  $2.66   $2.34   $2.11   $1.81   $1.48      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)               178     147     116     126      29      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (03/17/2003)
Accumulation unit value at beginning
  of period                             $2.38   $2.05   $1.75   $1.57   $1.00      --      --      --      --      --
Accumulation unit value at end of
period                                  $2.75   $2.38   $2.05   $1.75   $1.57      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                11      17      29      37      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning
  of period                             $2.33   $1.96   $1.75   $1.35   $1.00      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.82   $2.33   $1.96   $1.75   $1.35      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (06/19/2006)
Accumulation unit value at beginning
  of period                             $1.12   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.14   $1.12      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (06/19/2006)
Accumulation unit value at beginning
  of period                             $1.12   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.08   $1.12      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning
  of period                             $2.23   $1.94   $1.81   $1.48   $1.00      --      --      --      --      --
Accumulation unit value at end of
period                                  $2.15   $2.23   $1.94   $1.81   $1.48      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                 9       9       2       2       2      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning
  of period                             $1.78   $1.66   $1.61   $1.47   $1.00      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.96   $1.78   $1.66   $1.61   $1.47      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                15       8       8       8       3      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning
  of period                             $1.80   $1.54   $1.41   $1.27   $1.00      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.84   $1.80   $1.54   $1.41   $1.27      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)               320     471     412     403     134      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning
  of period                             $2.17   $1.81   $1.67   $1.43   $1.00      --      --      --      --      --
Accumulation unit value at end of
period                                  $2.47   $2.17   $1.81   $1.67   $1.43      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                14      14      16      17       2      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------


 54    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                      2007    2006    2005    2004    2003    2002    2001    2000    1999    1998
---------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (06/19/2006)
Accumulation unit value at beginning
  of period                             $1.07   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.17   $1.07      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)               206     131      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (06/19/2006)
Accumulation unit value at beginning
  of period                             $1.17   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.19   $1.17      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (06/19/2006)
Accumulation unit value at beginning
  of period                             $1.14   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.16   $1.14      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)               165     136      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning
  of period                             $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $0.94      --      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES BALANCED PORTFOLIO: INSTITUTIONAL SHARES (11/04/1998)
Accumulation unit value at beginning
  of period                             $1.69   $1.54   $1.45   $1.36   $1.21   $1.31   $1.39   $1.44   $1.15   $1.00
Accumulation unit value at end of
period                                  $1.84   $1.69   $1.54   $1.45   $1.36   $1.21   $1.31   $1.39   $1.44   $1.15
Number of accumulation units
outstanding at
end of period (000 omitted)             1,090   1,482   2,071   2,464   2,892   3,214   3,536   3,145   1,783      37
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning
  of period                             $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.06      --      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)               322      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES WORLDWIDE GROWTH PORTFOLIO: INSTITUTIONAL SHARES (11/04/1998)
Accumulation unit value at beginning
  of period                             $1.31   $1.12   $1.07   $1.04   $0.85   $1.16   $1.51   $1.82   $1.12   $1.00
Accumulation unit value at end of
period                                  $1.41   $1.31   $1.12   $1.07   $1.04   $0.85   $1.16   $1.51   $1.82   $1.12
Number of accumulation units
outstanding at
end of period (000 omitted)               299     369     468     558     636     677     746     648     280      11
---------------------------------------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
Accumulation unit value at beginning
  of period                             $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.03      --      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning
  of period                             $1.47   $1.38   $1.35   $1.25   $1.00      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.60   $1.47   $1.38   $1.35   $1.25      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning
  of period                             $1.69   $1.52   $1.47   $1.40   $1.00      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.71   $1.69   $1.52   $1.47   $1.40      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                15      15      15      15      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning
  of period                             $1.43   $1.30   $1.28   $1.17   $1.00      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.46   $1.43   $1.30   $1.28   $1.17      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                67      70      77      79      13      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    55

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                      2007    2006    2005    2004    2003    2002    2001    2000    1999    1998
---------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning
  of period                             $2.53   $1.96   $1.70   $1.33   $1.00      --      --      --      --      --
Accumulation unit value at end of
period                                  $3.18   $2.53   $1.96   $1.70   $1.33      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                 2       2       2       2      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
OPCAP EQUITY PORTFOLIO (11/04/1998)
Accumulation unit value at beginning
  of period                             $1.35   $1.18   $1.12   $1.02   $0.80   $1.03   $1.13   $1.04   $1.03   $1.00
Accumulation unit value at end of
period                                  $1.38   $1.35   $1.18   $1.12   $1.02   $0.80   $1.03   $1.13   $1.04   $1.03
Number of accumulation units
outstanding at
end of period (000 omitted)                50      84     110     118     143     149     162     164     101       3
---------------------------------------------------------------------------------------------------------------------
OPCAP MANAGED PORTFOLIO (10/27/1997)
Accumulation unit value at beginning
  of period                             $1.38   $1.28   $1.23   $1.13   $0.94   $1.15   $1.22   $1.13   $1.09   $1.03
Accumulation unit value at end of
period                                  $1.40   $1.38   $1.28   $1.23   $1.13   $0.94   $1.15   $1.22   $1.13   $1.09
Number of accumulation units
outstanding at
end of period (000 omitted)               246     421     614     736     941     989   1,278   1,378   1,293   1,274
---------------------------------------------------------------------------------------------------------------------
OPCAP SMALL CAP PORTFOLIO (11/04/1998)
Accumulation unit value at beginning
  of period                             $2.29   $1.87   $1.90   $1.63   $1.16   $1.50   $1.41   $0.99   $1.02   $1.00
Accumulation unit value at end of
period                                  $2.27   $2.29   $1.87   $1.90   $1.63   $1.16   $1.50   $1.41   $0.99   $1.02
Number of accumulation units
outstanding at
end of period (000 omitted)                65      87     111     121     154     148     177     187     125       8
---------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA (11/04/1998)
Accumulation unit value at beginning
  of period                             $1.46   $1.37   $1.32   $1.26   $0.97   $1.35   $1.56   $1.59   $1.14   $1.00
Accumulation unit value at end of
period                                  $1.64   $1.46   $1.37   $1.32   $1.26   $0.97   $1.35   $1.56   $1.59   $1.14
Number of accumulation units
outstanding at
end of period (000 omitted)               320     418     524     586     633     657     742     507     329      12
---------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning
  of period                             $1.57   $1.48   $1.43   $1.36   $1.00      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.76   $1.57   $1.48   $1.43   $1.36      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)               145     171     183     169       8      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning
  of period                             $2.35   $2.03   $1.81   $1.54   $1.00      --      --      --      --      --
Accumulation unit value at end of
period                                  $2.46   $2.35   $2.03   $1.81   $1.54      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                18      26      29      32      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA (11/04/1998)
Accumulation unit value at beginning
  of period                             $1.41   $1.31   $1.30   $1.21   $0.99   $1.02   $1.02   $1.07   $1.04   $1.00
Accumulation unit value at end of
period                                  $1.39   $1.41   $1.31   $1.30   $1.21   $0.99   $1.02   $1.02   $1.07   $1.04
Number of accumulation units
outstanding at
end of period (000 omitted)               144     195     247     266     280     318     408     344     253       6
---------------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning
  of period                             $1.37   $1.27   $1.26   $1.18   $1.00      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.34   $1.37   $1.27   $1.26   $1.18      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                10       9       9       9       4      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning
  of period                             $2.20   $1.94   $1.80   $1.53   $1.00      --      --      --      --      --
Accumulation unit value at end of
period                                  $2.14   $2.20   $1.94   $1.80   $1.53      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                72     100     111     111       3      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning
  of period                             $1.29   $1.22   $1.21   $1.13   $1.00      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.39   $1.29   $1.22   $1.21   $1.13      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)               577     463     401     371     141      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------


 56    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                      2007    2006    2005    2004    2003    2002    2001    2000    1999    1998
---------------------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning
  of period                             $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.03      --      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)               304      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
PUTNAM VT DIVERSIFIED INCOME FUND - CLASS IA SHARES (10/27/1997)
Accumulation unit value at beginning
  of period                             $1.44   $1.37   $1.34   $1.24   $1.05   $1.00   $0.98   $0.99   $0.99   $1.01
Accumulation unit value at end of
period                                  $1.48   $1.44   $1.37   $1.34   $1.24   $1.05   $1.00   $0.98   $0.99   $0.99
Number of accumulation units
outstanding at
end of period (000 omitted)                69      78     117     240     290     372     472     546     605     662
---------------------------------------------------------------------------------------------------------------------
PUTNAM VT DIVERSIFIED INCOME FUND - CLASS IB SHARES (11/04/1998)
Accumulation unit value at beginning
  of period                             $1.46   $1.40   $1.37   $1.28   $1.08   $1.03   $1.01   $1.03   $1.02   $1.00
Accumulation unit value at end of
period                                  $1.50   $1.46   $1.40   $1.37   $1.28   $1.08   $1.03   $1.01   $1.03   $1.02
Number of accumulation units
outstanding at
end of period (000 omitted)               158     275     358     412     451     546     676     553     428      14
---------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IA SHARES (10/27/1997)
Accumulation unit value at beginning
  of period                             $1.58   $1.38   $1.33   $1.21   $0.96   $1.20   $1.30   $1.21   $1.21   $1.07
Accumulation unit value at end of
period                                  $1.47   $1.58   $1.38   $1.33   $1.21   $0.96   $1.20   $1.30   $1.21   $1.21
Number of accumulation units
outstanding at
end of period (000 omitted)               176     224     350     558     731     878   1,284   1,528   1,585   1,538
---------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (11/04/1998)
Accumulation unit value at beginning
  of period                             $1.36   $1.19   $1.15   $1.05   $0.83   $1.04   $1.13   $1.06   $1.06   $1.00
Accumulation unit value at end of
period                                  $1.26   $1.36   $1.19   $1.15   $1.05   $0.83   $1.04   $1.13   $1.06   $1.06
Number of accumulation units
outstanding at
end of period (000 omitted)               458     727     997   1,260   1,479   1,621   1,769   1,720     866      17
---------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (06/19/2006)
Accumulation unit value at beginning
  of period                             $1.07   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.04   $1.07      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
PUTNAM VT HIGH YIELD FUND - CLASS IA SHARES (10/27/1997)
Accumulation unit value at beginning
  of period                             $1.36   $1.25   $1.23   $1.12   $0.90   $0.91   $0.89   $0.99   $0.94   $1.02
Accumulation unit value at end of
period                                  $1.39   $1.36   $1.25   $1.23   $1.12   $0.90   $0.91   $0.89   $0.99   $0.94
Number of accumulation units
outstanding at
end of period (000 omitted)                88     104     170     304     390     473     674     770     859   1,150
---------------------------------------------------------------------------------------------------------------------
PUTNAM VT HIGH YIELD FUND - CLASS IB SHARES (11/04/1998)
Accumulation unit value at beginning
  of period                             $1.47   $1.35   $1.33   $1.22   $0.98   $1.00   $0.98   $1.08   $1.04   $1.00
Accumulation unit value at end of
period                                  $1.49   $1.47   $1.35   $1.33   $1.22   $0.98   $1.00   $0.98   $1.08   $1.04
Number of accumulation units
outstanding at
end of period (000 omitted)                96     125     187     207     221     263     324     305     235      14
---------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning
  of period                             $2.22   $1.76   $1.59   $1.39   $1.00      --      --      --      --      --
Accumulation unit value at end of
period                                  $2.37   $2.22   $1.76   $1.59   $1.39      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                34      34      34      34      30      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
PUTNAM VT NEW OPPORTUNITIES FUND - CLASS IA SHARES (10/27/1997)
Accumulation unit value at beginning
  of period                             $1.24   $1.16   $1.07   $0.98   $0.75   $1.09   $1.57   $2.16   $1.29   $1.05
Accumulation unit value at end of
period                                  $1.30   $1.24   $1.16   $1.07   $0.98   $0.75   $1.09   $1.57   $2.16   $1.29
Number of accumulation units
outstanding at
end of period (000 omitted)                57      74     123     206     261     317     513     516     471     411
---------------------------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning
  of period                             $1.60   $1.46   $1.41   $1.33   $1.00      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.59   $1.60   $1.46   $1.41   $1.33      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    57

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                      2007    2006    2005    2004    2003    2002    2001    2000    1999    1998
---------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (06/19/2006)
Accumulation unit value at beginning
  of period                             $1.12   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $0.97   $1.12      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                11      92      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning
  of period                             $1.84   $1.77   $1.60   $1.37   $1.00      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.88   $1.84   $1.77   $1.60   $1.37      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                 1       1       1       1       1      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
PUTNAM VT VOYAGER FUND - CLASS IB SHARES (11/04/1998)
Accumulation unit value at beginning
  of period                             $1.15   $1.10   $1.06   $1.02   $0.83   $1.14   $1.50   $1.82   $1.17   $1.00
Accumulation unit value at end of
period                                  $1.19   $1.15   $1.10   $1.06   $1.02   $0.83   $1.14   $1.50   $1.82   $1.17
Number of accumulation units
outstanding at
end of period (000 omitted)               410     528     760     883     995   1,116   1,324   1,073     538      14
---------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - BALANCED FUND (10/24/1997)
Accumulation unit value at beginning
  of period                             $1.31   $1.16   $1.14   $1.05   $0.89   $1.03   $1.17   $1.22   $1.07   $0.97
Accumulation unit value at end of
period                                  $1.32   $1.31   $1.16   $1.14   $1.05   $0.89   $1.03   $1.17   $1.22   $1.07
Number of accumulation units
outstanding at
end of period (000 omitted)               572     737   1,170   1,724   2,090   2,318   2,216   2,219   1,962   1,650
---------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (10/24/1997)
Accumulation unit value at beginning
  of period                             $1.10   $1.07   $1.06   $1.06   $1.07   $1.08   $1.05   $1.01   $1.01   $1.00
Accumulation unit value at end of
period                                  $1.14   $1.10   $1.07   $1.06   $1.06   $1.07   $1.08   $1.05   $1.01   $1.01
Number of accumulation units
outstanding at
end of period (000 omitted)               224     273     379      45      41      47      50      59      --      13
---------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (10/24/1997)
Accumulation unit value at beginning
  of period                             $1.23   $1.20   $1.19   $1.15   $1.12   $1.08   $1.01   $0.97   $0.97   $0.97
Accumulation unit value at end of
period                                  $1.28   $1.23   $1.20   $1.19   $1.15   $1.12   $1.08   $1.01   $0.97   $0.97
Number of accumulation units
outstanding at
end of period (000 omitted)               761     702     548     664     701     794     943   1,016     898     566
---------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (03/17/2003)
Accumulation unit value at beginning
  of period                             $2.34   $1.98   $1.77   $1.52   $1.00      --      --      --      --      --
Accumulation unit value at end of
period                                  $2.49   $2.34   $1.98   $1.77   $1.52      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)               164     116       5       5       1      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (06/19/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning
  of period                             $1.34   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.83   $1.34      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                89      62      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND (05/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning
  of period                             $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $0.99      --      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)               247      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (06/19/2006)
Accumulation unit value at beginning
of period                               $1.02   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.09   $1.02      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)               219     233      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (03/17/2003)
Accumulation unit value at beginning
  of period                             $1.56   $1.43   $1.33   $1.25   $1.00      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.59   $1.56   $1.43   $1.33   $1.25      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------


 58    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                      2007    2006    2005    2004    2003    2002    2001    2000    1999    1998
---------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (06/19/2006)
Accumulation unit value at beginning
  of period                             $1.07   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.07   $1.07      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                --       5      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (06/19/2006)
Accumulation unit value at beginning
  of period                             $1.06   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.07   $1.06      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)               182      95      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (10/24/1997)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND)
Accumulation unit value at beginning
  of period                             $1.35   $1.10   $0.98   $0.85   $0.67   $0.83   $1.18   $1.60   $1.11   $0.97
Accumulation unit value at end of
period                                  $1.50   $1.35   $1.10   $0.98   $0.85   $0.67   $0.83   $1.18   $1.60   $1.11
Number of accumulation units
outstanding at
end of period (000 omitted)                59      92     137     182     222     231     257     192     143      56
---------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (10/24/1997)
Accumulation unit value at beginning
  of period                             $1.21   $1.06   $1.02   $0.97   $0.76   $0.99   $1.23   $1.51   $1.24   $1.01
Accumulation unit value at end of
period                                  $1.23   $1.21   $1.06   $1.02   $0.97   $0.76   $0.99   $1.23   $1.51   $1.24
Number of accumulation units
outstanding at
end of period (000 omitted)               231     313     327     497     584     650     963     970     861     753
---------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (06/19/2006)
Accumulation unit value at beginning
  of period                             $1.15   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.13   $1.15      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (03/17/2006)
Accumulation unit value at beginning
  of period                             $0.96   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.07   $0.96      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)               137     186      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND (05/01/2007)
Accumulation unit value at beginning
  of period                             $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.00      --      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (03/17/2003)
Accumulation unit value at beginning
  of period                             $1.69   $1.49   $1.44   $1.33   $1.00      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.75   $1.69   $1.49   $1.44   $1.33      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                32      32      32      38      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (06/19/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning
  of period                             $1.10   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.15   $1.10      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (03/17/2003)
Accumulation unit value at beginning
  of period                             $1.01   $0.99   $0.99   $0.99   $1.00      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.05   $1.01   $0.99   $0.99   $0.99      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                56      52      53      53      10      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (03/17/2003)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning
  of period                             $2.19   $1.84   $1.77   $1.49   $1.00      --      --      --      --      --
Accumulation unit value at end of
period                                  $2.05   $2.19   $1.84   $1.77   $1.49      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                10      10      10      10       2      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    59

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                      2007    2006    2005    2004    2003    2002    2001    2000    1999    1998
---------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (06/19/2006)
Accumulation unit value at beginning
  of period                             $1.13   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.08   $1.13      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)               205     214      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning
  of period                             $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $0.85      --      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                73      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning
  of period                             $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.12      --      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (06/19/2006)
Accumulation unit value at beginning
  of period                             $1.23   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.00   $1.23      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                --      --      --      --      --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP* (06/19/2006)
Accumulation unit value at beginning
  of period                             $1.23   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.41   $1.23      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)               109      95      --      --      --      --      --      --      --      --
*Effective June 1, 2008, the Fund will change its name to Wanger International.
---------------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (06/19/2006)
Accumulation unit value at beginning
  of period                             $1.08   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of
period                                  $1.12   $1.08      --      --      --      --      --      --      --      --
Number of accumulation units
outstanding at
end of period (000 omitted)                67      19      --      --      --      --      --      --      --      --
*Effective June 1, 2008, the Fund will change its name to Wanger USA.
---------------------------------------------------------------------------------------------------------------------





 60    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.50% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                   2007    2006    2005    2004
--------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.19   $1.07   $1.03   $1.00
Accumulation unit value at end of period                             $1.19   $1.19   $1.07   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              66      83      84      11
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.05      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.29   $1.13   $1.05   $1.00
Accumulation unit value at end of period                             $1.41   $1.29   $1.13   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.03      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.04      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             116      --      --      --
--------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.18   $1.08   $1.03   $1.00
Accumulation unit value at end of period                             $1.27   $1.18   $1.08   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              16      22      22       3
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                       $1.15   $1.04   $1.02   $1.00
Accumulation unit value at end of period                             $1.16   $1.15   $1.04   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                              15      16      16      --
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.15      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                       $1.23   $1.06   $1.03   $1.00
Accumulation unit value at end of period                             $1.27   $1.23   $1.06   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                       $1.61   $1.21   $1.05   $1.00
Accumulation unit value at end of period                             $1.68   $1.61   $1.21   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                             369     284     157       6
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                       $1.01   $1.01   $1.01   $1.00
Accumulation unit value at end of period                             $1.09   $1.01   $1.01   $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                             435     421     264      13
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                       $1.45   $1.18   $1.06   $1.00
Accumulation unit value at end of period                             $1.68   $1.45   $1.18   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $0.90      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/15/2004)
Accumulation unit value at beginning of period                       $0.98   $1.03   $1.03   $1.00
Accumulation unit value at end of period                             $1.17   $0.98   $1.03   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                             537     685     259       9
--------------------------------------------------------------------------------------------------


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    61

VARIABLE ACCOUNT CHARGES OF 1.50% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                   2007    2006    2005    2004
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                       $1.25   $1.07   $1.04   $1.00
Accumulation unit value at end of period                             $1.17   $1.25   $1.07   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                              42      --      --      --
--------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (04/28/2006)
Accumulation unit value at beginning of period                       $1.07   $1.00      --      --
Accumulation unit value at end of period                             $1.07   $1.07      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              79     132      --      --
--------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.12      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             256      --      --      --
--------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.14      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (11/15/2004)
Accumulation unit value at beginning of period                       $1.29   $1.10   $1.06   $1.00
Accumulation unit value at end of period                             $1.24   $1.29   $1.10   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                             188      --      --      --
--------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.10      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.18   $1.12   $1.04   $1.00
Accumulation unit value at end of period                             $1.18   $1.18   $1.12   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                              12      13      12      --
--------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.07   $1.04   $1.02   $1.00
Accumulation unit value at end of period                             $1.21   $1.07   $1.04   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                             120     148      60       2
--------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.20   $1.05   $1.02   $1.00
Accumulation unit value at end of period                             $1.26   $1.20   $1.05   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.09      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.39   $1.15   $1.05   $1.00
Accumulation unit value at end of period                             $1.42   $1.39   $1.15   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $0.98      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             107      --      --      --
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                       $1.30   $1.19   $1.03   $1.00
Accumulation unit value at end of period                             $1.50   $1.30   $1.19   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                           1,407   1,303     722      11
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                       $1.11   $1.06   $1.02   $1.00
Accumulation unit value at end of period                             $1.39   $1.11   $1.06   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------


 62    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.50% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                   2007    2006    2005    2004
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                       $1.03   $1.01   $1.00   $1.00
Accumulation unit value at end of period                             $1.06   $1.03   $1.01   $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                             526     288     139       7
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                       $1.36   $1.23   $1.05   $1.00
Accumulation unit value at end of period                             $1.54   $1.36   $1.23   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                             251     188      78      --
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                       $1.43   $1.23   $1.05   $1.00
Accumulation unit value at end of period                             $1.64   $1.43   $1.23   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                              29      49      37       6
--------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                       $1.20   $1.03   $1.03   $1.00
Accumulation unit value at end of period                             $1.23   $1.20   $1.03   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                               1       1       1      --
--------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                       $1.21   $1.05   $1.03   $1.00
Accumulation unit value at end of period                             $1.16   $1.21   $1.05   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                       $1.13   $1.06   $1.02   $1.00
Accumulation unit value at end of period                             $1.24   $1.13   $1.06   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                               5       5       5      --
--------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                       $1.32   $1.13   $1.04   $1.00
Accumulation unit value at end of period                             $1.35   $1.32   $1.13   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                              44     114       2      --
--------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                       $1.11   $1.00   $1.05   $1.00
Accumulation unit value at end of period                             $1.21   $1.11   $1.00   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                             339     265      69       5
--------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                       $1.34   $1.12   $1.04   $1.00
Accumulation unit value at end of period                             $1.35   $1.34   $1.12   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.33   $1.16   $1.04   $1.00
Accumulation unit value at end of period                             $1.35   $1.33   $1.16   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                             440     366     189       6
--------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $0.94      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.05      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             319      --      --      --
--------------------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.03      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                       $1.12   $1.06   $1.03   $1.00
Accumulation unit value at end of period                             $1.23   $1.12   $1.06   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    63

VARIABLE ACCOUNT CHARGES OF 1.50% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                   2007    2006    2005    2004
--------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                       $1.20   $1.08   $1.04   $1.00
Accumulation unit value at end of period                             $1.21   $1.20   $1.08   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                       $1.14   $1.03   $1.02   $1.00
Accumulation unit value at end of period                             $1.16   $1.14   $1.03   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                               2       2       2      --
--------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                       $1.57   $1.22   $1.06   $1.00
Accumulation unit value at end of period                             $1.97   $1.57   $1.22   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.12   $1.05   $1.02   $1.00
Accumulation unit value at end of period                             $1.25   $1.12   $1.05   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                             299     295     179       7
--------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.39   $1.20   $1.07   $1.00
Accumulation unit value at end of period                             $1.45   $1.39   $1.20   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                              24      --      --      --
--------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.28   $1.13   $1.05   $1.00
Accumulation unit value at end of period                             $1.24   $1.28   $1.13   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                             151     141     139      --
--------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.09   $1.03   $1.02   $1.00
Accumulation unit value at end of period                             $1.18   $1.09   $1.03   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                             594     406     177      11
--------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.03      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             304      --      --      --
--------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.17   $1.16   $1.04   $1.00
Accumulation unit value at end of period                             $1.15   $1.17   $1.16   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.47   $1.17   $1.05   $1.00
Accumulation unit value at end of period                             $1.57   $1.47   $1.17   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.28   $1.11   $1.05   $1.00
Accumulation unit value at end of period                             $1.10   $1.28   $1.11   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                              41      70      --      --
--------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.21   $1.17   $1.06   $1.00
Accumulation unit value at end of period                             $1.24   $1.21   $1.17   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (11/15/2004)
Accumulation unit value at beginning of period                       $1.04   $1.01   $1.00   $1.00
Accumulation unit value at end of period                             $1.07   $1.04   $1.01   $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                             305       8       4      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (11/15/2004)
Accumulation unit value at beginning of period                       $1.04   $1.01   $1.00   $1.00
Accumulation unit value at end of period                             $1.08   $1.04   $1.01   $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                             591     402      --      --
--------------------------------------------------------------------------------------------------


 64    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.50% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                   2007    2006    2005    2004
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (11/15/2004)
Accumulation unit value at beginning of period                       $1.38   $1.17   $1.05   $1.00
Accumulation unit value at end of period                             $1.47   $1.38   $1.17   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                             826     650     259      --
--------------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (11/15/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                       $1.88   $1.43   $1.08   $1.00
Accumulation unit value at end of period                             $2.56   $1.88   $1.43   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                             181     188     103       4
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND (05/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $0.99      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             244      --      --      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (05/01/2006)
Accumulation unit value at beginning of period                       $1.03   $1.00      --      --
Accumulation unit value at end of period                             $1.09   $1.03      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             276     239      --      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (11/15/2004)
Accumulation unit value at beginning of period                       $1.21   $1.11   $1.03   $1.00
Accumulation unit value at end of period                             $1.23   $1.21   $1.11   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (11/15/2004)
Accumulation unit value at beginning of period                       $1.13   $1.03   $1.01   $1.00
Accumulation unit value at end of period                             $1.13   $1.13   $1.03   $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                              39      34      11      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (11/15/2004)
Accumulation unit value at beginning of period                       $1.09   $1.02   $1.01   $1.00
Accumulation unit value at end of period                             $1.10   $1.09   $1.02   $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                             201     121      --      --
--------------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (11/15/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND)
Accumulation unit value at beginning of period                       $1.45   $1.19   $1.06   $1.00
Accumulation unit value at end of period                             $1.61   $1.45   $1.19   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (11/15/2004)
Accumulation unit value at beginning of period                       $1.22   $1.08   $1.03   $1.00
Accumulation unit value at end of period                             $1.24   $1.22   $1.08   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              85     120     122      18
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (11/15/2004)
Accumulation unit value at beginning of period                       $1.25   $1.06   $1.03   $1.00
Accumulation unit value at end of period                             $1.22   $1.25   $1.06   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (11/15/2004)
Accumulation unit value at beginning of period                       $1.11   $1.13   $1.04   $1.00
Accumulation unit value at end of period                             $1.24   $1.11   $1.13   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.00      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (11/15/2004)
Accumulation unit value at beginning of period                       $1.19   $1.05   $1.02   $1.00
Accumulation unit value at end of period                             $1.24   $1.19   $1.05   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                              12      13      13      --
--------------------------------------------------------------------------------------------------


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    65

VARIABLE ACCOUNT CHARGES OF 1.50% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                   2007    2006    2005    2004
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (11/15/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                       $1.18   $1.03   $1.04   $1.00
Accumulation unit value at end of period                             $1.23   $1.18   $1.03   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (11/15/2004)
Accumulation unit value at beginning of period                       $1.03   $1.00   $1.00   $1.00
Accumulation unit value at end of period                             $1.07   $1.03   $1.00   $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                              45      20       9      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (11/15/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                       $1.30   $1.10   $1.05   $1.00
Accumulation unit value at end of period                             $1.22   $1.30   $1.10   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                             332     301     202       9
--------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.21   $1.06   $1.03   $1.00
Accumulation unit value at end of period                             $1.16   $1.21   $1.06   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                           1,039     926     445      16
--------------------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $0.85      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              68      --      --      --
--------------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.12      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.64   $1.21   $1.05   $1.00
Accumulation unit value at end of period                             $1.34   $1.64   $1.21   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                              11       8       7      --
--------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP* (11/15/2004)
Accumulation unit value at beginning of period                       $1.76   $1.30   $1.08   $1.00
Accumulation unit value at end of period                             $2.01   $1.76   $1.30   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                             268     254     146       7
*Effective June 1, 2008, the Fund will change its name to Wanger International.
--------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (11/15/2004)
Accumulation unit value at beginning of period                       $1.21   $1.14   $1.04   $1.00
Accumulation unit value at end of period                             $1.26   $1.21   $1.14   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                             241     172     100       4
*Effective June 1, 2008, the Fund will change its name to Wanger USA.
--------------------------------------------------------------------------------------------------





 66    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.55% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                               2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.83   $1.64   $1.58   $1.45   $1.00
Accumulation unit value at end of period                         $1.82   $1.83   $1.64   $1.58   $1.45
Number of accumulation units outstanding at end of period (000
  omitted)                                                          13      13      13       9      --
------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.04      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.96   $1.71   $1.59   $1.40   $1.00
Accumulation unit value at end of period                         $2.14   $1.96   $1.71   $1.59   $1.40
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES II SHARES (04/28/2006)
Accumulation unit value at beginning of period                   $1.08   $1.00      --      --      --
Accumulation unit value at end of period                         $1.15   $1.08      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.03      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.04      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          54      --      --      --      --
------------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                   $1.18   $1.08   $1.03   $1.00      --
Accumulation unit value at end of period                         $1.27   $1.18   $1.08   $1.03      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           1       1       1      --      --
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (03/17/2003)
Accumulation unit value at beginning of period                   $1.40   $1.28   $1.25   $1.17   $1.00
Accumulation unit value at end of period                         $1.42   $1.40   $1.28   $1.25   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (03/17/2003)
Accumulation unit value at beginning of period                   $1.58   $1.48   $1.45   $1.41   $1.00
Accumulation unit value at end of period                         $1.87   $1.58   $1.48   $1.45   $1.41
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (03/17/2003)
Accumulation unit value at beginning of period                   $1.77   $1.54   $1.49   $1.36   $1.00
Accumulation unit value at end of period                         $1.83   $1.77   $1.54   $1.49   $1.36
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                   $1.61   $1.21   $1.05   $1.00      --
Accumulation unit value at end of period                         $1.67   $1.61   $1.21   $1.05      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          77      30      25      --      --
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (03/17/2003)
Accumulation unit value at beginning of period                   $1.51   $1.54   $1.36   $1.28   $1.00
Accumulation unit value at end of period                         $1.68   $1.51   $1.54   $1.36   $1.28
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                   $1.01   $1.01   $1.01   $1.00      --
Accumulation unit value at end of period                         $1.09   $1.01   $1.01   $1.01      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          72      78      67      --      --
------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                   $1.45   $1.18   $1.06   $1.00      --
Accumulation unit value at end of period                         $1.68   $1.45   $1.18   $1.06      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    67

VARIABLE ACCOUNT CHARGES OF 1.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                               2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $0.90      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/15/2004)
Accumulation unit value at beginning of period                   $0.98   $1.03   $1.03   $1.00      --
Accumulation unit value at end of period                         $1.17   $0.98   $1.03   $1.03      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          62      60      35      --      --
------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                   $1.25   $1.07   $1.04   $1.00      --
Accumulation unit value at end of period                         $1.16   $1.25   $1.07   $1.04      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (04/28/2006)
Accumulation unit value at beginning of period                   $1.07   $1.00      --      --      --
Accumulation unit value at end of period                         $1.07   $1.07      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          25      40      --      --      --
------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.12      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         113      --      --      --      --
------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.14      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (11/15/2004)
Accumulation unit value at beginning of period                   $1.29   $1.10   $1.06   $1.00      --
Accumulation unit value at end of period                         $1.24   $1.29   $1.10   $1.06      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          84      --      --      --      --
------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.10      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                   $1.18   $1.12   $1.04   $1.00      --
Accumulation unit value at end of period                         $1.18   $1.18   $1.12   $1.04      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                   $1.07   $1.04   $1.02   $1.00      --
Accumulation unit value at end of period                         $1.20   $1.07   $1.04   $1.02      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           7      12       7      --      --
------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                   $1.20   $1.05   $1.02   $1.00      --
Accumulation unit value at end of period                         $1.26   $1.20   $1.05   $1.02      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.09      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                   $1.39   $1.15   $1.05   $1.00      --
Accumulation unit value at end of period                         $1.42   $1.39   $1.15   $1.05      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $0.98      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          54      --      --      --      --
------------------------------------------------------------------------------------------------------


 68    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                               2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $1.90   $1.73   $1.50   $1.33   $1.00
Accumulation unit value at end of period                         $2.19   $1.90   $1.73   $1.50   $1.33
Number of accumulation units outstanding at end of period (000
  omitted)                                                         194     139      66      20      --
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $1.53   $1.46   $1.40   $1.38   $1.00
Accumulation unit value at end of period                         $1.91   $1.53   $1.46   $1.40   $1.38
Number of accumulation units outstanding at end of period (000
  omitted)                                                           8       8       2       1      --
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                   $1.03   $1.01   $1.00   $1.00      --
Accumulation unit value at end of period                         $1.06   $1.03   $1.01   $1.00      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         203     110      67      --      --
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $2.33   $2.10   $1.81   $1.47   $1.00
Accumulation unit value at end of period                         $2.64   $2.33   $2.10   $1.81   $1.47
Number of accumulation units outstanding at end of period (000
  omitted)                                                          85      65      30      19      --
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $2.37   $2.04   $1.75   $1.57   $1.00
Accumulation unit value at end of period                         $2.73   $2.37   $2.04   $1.75   $1.57
Number of accumulation units outstanding at end of period (000
  omitted)                                                           5       3       2       1       1
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $2.32   $1.95   $1.75   $1.35   $1.00
Accumulation unit value at end of period                         $1.80   $2.32   $1.95   $1.75   $1.35
Number of accumulation units outstanding at end of period (000
  omitted)                                                          10      10      10       8      --
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                   $1.20   $1.03   $1.03   $1.00      --
Accumulation unit value at end of period                         $1.23   $1.20   $1.03   $1.03      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                   $1.21   $1.05   $1.03   $1.00      --
Accumulation unit value at end of period                         $1.16   $1.21   $1.05   $1.03      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $2.22   $1.93   $1.80   $1.48   $1.00
Accumulation unit value at end of period                         $2.13   $2.22   $1.93   $1.80   $1.48
Number of accumulation units outstanding at end of period (000
  omitted)                                                          10      10       7       5      --
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $1.77   $1.66   $1.61   $1.46   $1.00
Accumulation unit value at end of period                         $1.94   $1.77   $1.66   $1.61   $1.46
Number of accumulation units outstanding at end of period (000
  omitted)                                                          12      12       8       5      --
------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $1.79   $1.54   $1.41   $1.27   $1.00
Accumulation unit value at end of period                         $1.82   $1.79   $1.54   $1.41   $1.27
Number of accumulation units outstanding at end of period (000
  omitted)                                                         152     167     153     151      --
------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $2.16   $1.80   $1.66   $1.42   $1.00
Accumulation unit value at end of period                         $2.45   $2.16   $1.80   $1.66   $1.42
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                   $1.11   $1.00   $1.05   $1.00      --
Accumulation unit value at end of period                         $1.21   $1.11   $1.00   $1.05      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         110      45      22      --      --
------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                   $1.34   $1.12   $1.04   $1.00      --
Accumulation unit value at end of period                         $1.35   $1.34   $1.12   $1.04      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    69

VARIABLE ACCOUNT CHARGES OF 1.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                               2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (11/15/2004)
Accumulation unit value at beginning of period                   $1.33   $1.16   $1.04   $1.00      --
Accumulation unit value at end of period                         $1.35   $1.33   $1.16   $1.04      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          80      31      19      --      --
------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $0.94      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.05      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         137      --      --      --      --
------------------------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.03      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning of period                   $1.46   $1.38   $1.34   $1.25   $1.00
Accumulation unit value at end of period                         $1.59   $1.46   $1.38   $1.34   $1.25
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning of period                   $1.68   $1.51   $1.46   $1.40   $1.00
Accumulation unit value at end of period                         $1.70   $1.68   $1.51   $1.46   $1.40
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning of period                   $1.42   $1.29   $1.28   $1.17   $1.00
Accumulation unit value at end of period                         $1.45   $1.42   $1.29   $1.28   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                          34      29      13      13      --
------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning of period                   $2.51   $1.95   $1.70   $1.33   $1.00
Accumulation unit value at end of period                         $3.16   $2.51   $1.95   $1.70   $1.33
Number of accumulation units outstanding at end of period (000
  omitted)                                                           5       5       5       4      --
------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.56   $1.47   $1.42   $1.36   $1.00
Accumulation unit value at end of period                         $1.75   $1.56   $1.47   $1.42   $1.36
Number of accumulation units outstanding at end of period (000
  omitted)                                                          25      28      26       5      --
------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $2.34   $2.02   $1.80   $1.54   $1.00
Accumulation unit value at end of period                         $2.44   $2.34   $2.02   $1.80   $1.54
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.36   $1.27   $1.26   $1.18   $1.00
Accumulation unit value at end of period                         $1.33   $1.36   $1.27   $1.26   $1.18
Number of accumulation units outstanding at end of period (000
  omitted)                                                           1       1       1       1       1
------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $2.18   $1.94   $1.79   $1.53   $1.00
Accumulation unit value at end of period                         $2.12   $2.18   $1.94   $1.79   $1.53
Number of accumulation units outstanding at end of period (000
  omitted)                                                          41      39      16      15      --
------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.28   $1.21   $1.20   $1.13   $1.00
Accumulation unit value at end of period                         $1.38   $1.28   $1.21   $1.20   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                         371     276     233     196       1
------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.03      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         135      --      --      --      --
------------------------------------------------------------------------------------------------------


 70    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                               2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.73   $1.51   $1.46   $1.34   $1.00
Accumulation unit value at end of period                         $1.60   $1.73   $1.51   $1.46   $1.34
Number of accumulation units outstanding at end of period (000
  omitted)                                                           7       7       2       1      --
------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                   $1.17   $1.16   $1.04   $1.00      --
Accumulation unit value at end of period                         $1.14   $1.17   $1.16   $1.04      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $2.21   $1.76   $1.59   $1.39   $1.00
Accumulation unit value at end of period                         $2.36   $2.21   $1.76   $1.59   $1.39
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.59   $1.45   $1.41   $1.33   $1.00
Accumulation unit value at end of period                         $1.58   $1.59   $1.45   $1.41   $1.33
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                   $1.28   $1.11   $1.05   $1.00      --
Accumulation unit value at end of period                         $1.10   $1.28   $1.11   $1.05      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          10       7      --      --      --
------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.83   $1.76   $1.59   $1.37   $1.00
Accumulation unit value at end of period                         $1.87   $1.83   $1.76   $1.59   $1.37
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (03/17/2003)
Accumulation unit value at beginning of period                   $1.02   $0.99   $0.98   $0.99   $1.00
Accumulation unit value at end of period                         $1.05   $1.02   $0.99   $0.98   $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                           5       3       1       2       2
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (03/17/2003)
Accumulation unit value at beginning of period                   $1.07   $1.04   $1.04   $1.01   $1.00
Accumulation unit value at end of period                         $1.11   $1.07   $1.04   $1.04   $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                         259     113      15       5       1
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (03/17/2003)
Accumulation unit value at beginning of period                   $2.32   $1.97   $1.76   $1.52   $1.00
Accumulation unit value at end of period                         $2.47   $2.32   $1.97   $1.76   $1.52
Number of accumulation units outstanding at end of period (000
  omitted)                                                          92      48      34      --      --
------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (11/15/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                   $1.88   $1.42   $1.08   $1.00      --
Accumulation unit value at end of period                         $2.55   $1.88   $1.42   $1.08      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          37      19      16      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND (05/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $0.99      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         106      --      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (05/01/2006)
Accumulation unit value at beginning of period                   $1.03   $1.00      --      --      --
Accumulation unit value at end of period                         $1.09   $1.03      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          95      37      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (03/17/2003)
Accumulation unit value at beginning of period                   $1.55   $1.42   $1.33   $1.24   $1.00
Accumulation unit value at end of period                         $1.58   $1.55   $1.42   $1.33   $1.24
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    71

VARIABLE ACCOUNT CHARGES OF 1.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                               2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (11/15/2004)
Accumulation unit value at beginning of period                   $1.13   $1.03   $1.01   $1.00      --
Accumulation unit value at end of period                         $1.13   $1.13   $1.03   $1.01      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          18      19      17      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (11/15/2004)
Accumulation unit value at beginning of period                   $1.09   $1.02   $1.01   $1.00      --
Accumulation unit value at end of period                         $1.10   $1.09   $1.02   $1.01      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          78      15      --      --      --
------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (11/15/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND)
Accumulation unit value at beginning of period                   $1.45   $1.19   $1.06   $1.00      --
Accumulation unit value at end of period                         $1.61   $1.45   $1.19   $1.06      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (11/15/2004)
Accumulation unit value at beginning of period                   $1.22   $1.08   $1.03   $1.00      --
Accumulation unit value at end of period                         $1.24   $1.22   $1.08   $1.03      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           8       8       8      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (11/15/2004)
Accumulation unit value at beginning of period                   $1.24   $1.06   $1.03   $1.00      --
Accumulation unit value at end of period                         $1.22   $1.24   $1.06   $1.03      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (11/15/2004)
Accumulation unit value at beginning of period                   $1.11   $1.13   $1.04   $1.00      --
Accumulation unit value at end of period                         $1.24   $1.11   $1.13   $1.04      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.00      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (03/17/2003)
Accumulation unit value at beginning of period                   $1.68   $1.48   $1.44   $1.33   $1.00
Accumulation unit value at end of period                         $1.74   $1.68   $1.48   $1.44   $1.33
Number of accumulation units outstanding at end of period (000
  omitted)                                                           7       7       7       6       1
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (11/15/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                   $1.18   $1.03   $1.04   $1.00      --
Accumulation unit value at end of period                         $1.23   $1.18   $1.03   $1.04      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (03/17/2003)
Accumulation unit value at beginning of period                   $1.01   $0.98   $0.98   $0.99   $1.00
Accumulation unit value at end of period                         $1.04   $1.01   $0.98   $0.98   $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                          45      39      34      28       2
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (03/17/2003)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                   $2.17   $1.84   $1.76   $1.49   $1.00
Accumulation unit value at end of period                         $2.04   $2.17   $1.84   $1.76   $1.49
Number of accumulation units outstanding at end of period (000
  omitted)                                                          17      16      17      --      --
------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period                   $1.21   $1.06   $1.03   $1.00      --
Accumulation unit value at end of period                         $1.16   $1.21   $1.06   $1.03      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         155     101      75      --      --
------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $0.85      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          26      --      --      --      --
------------------------------------------------------------------------------------------------------


 72    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                               2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                   $1.00      --      --      --      --
Accumulation unit value at end of period                         $1.12      --      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period                   $1.64   $1.21   $1.05   $1.00      --
Accumulation unit value at end of period                         $1.34   $1.64   $1.21   $1.05      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           1       1      --      --      --
------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP* (11/15/2004)
Accumulation unit value at beginning of period                   $1.75   $1.30   $1.08   $1.00      --
Accumulation unit value at end of period                         $2.01   $1.75   $1.30   $1.08      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          52      27      24      --      --
*Effective June 1, 2008, the Fund will change its name to Wanger International.
------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (11/15/2004)
Accumulation unit value at beginning of period                   $1.21   $1.14   $1.04   $1.00      --
Accumulation unit value at end of period                         $1.25   $1.21   $1.14   $1.04      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          47      20      18      --      --
*Effective June 1, 2008, the Fund will change its name to Wanger USA.
------------------------------------------------------------------------------------------------------





                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    73

VARIABLE ACCOUNT CHARGES OF 1.65% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                               2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.82   $1.64   $1.58   $1.45   $1.00
Accumulation unit value at end of period                         $1.81   $1.82   $1.64   $1.58   $1.45
Number of accumulation units outstanding at end of period (000
  omitted)                                                          46      47      42      14       9
------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.96   $1.71   $1.59   $1.40   $1.00
Accumulation unit value at end of period                         $2.13   $1.96   $1.71   $1.59   $1.40
Number of accumulation units outstanding at end of period (000
  omitted)                                                           3       3       3       4       4
------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES II SHARES (04/28/2006)
Accumulation unit value at beginning of period                   $1.08   $1.00      --      --      --
Accumulation unit value at end of period                         $1.14   $1.08      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (03/17/2003)
Accumulation unit value at beginning of period                   $1.40   $1.27   $1.25   $1.17   $1.00
Accumulation unit value at end of period                         $1.41   $1.40   $1.27   $1.25   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                          14      14      14      15      --
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (03/17/2003)
Accumulation unit value at beginning of period                   $1.58   $1.48   $1.45   $1.40   $1.00
Accumulation unit value at end of period                         $1.86   $1.58   $1.48   $1.45   $1.40
Number of accumulation units outstanding at end of period (000
  omitted)                                                          33      33      33      35      30
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (03/17/2003)
Accumulation unit value at beginning of period                   $1.76   $1.53   $1.49   $1.36   $1.00
Accumulation unit value at end of period                         $1.82   $1.76   $1.53   $1.49   $1.36
Number of accumulation units outstanding at end of period (000
  omitted)                                                         418     355     362     364     283
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (03/17/2003)
Accumulation unit value at beginning of period                   $1.50   $1.54   $1.36   $1.28   $1.00
Accumulation unit value at end of period                         $1.68   $1.50   $1.54   $1.36   $1.28
Number of accumulation units outstanding at end of period (000
  omitted)                                                          76      78      66      68      35
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $1.89   $1.72   $1.50   $1.33   $1.00
Accumulation unit value at end of period                         $2.18   $1.89   $1.72   $1.50   $1.33
Number of accumulation units outstanding at end of period (000
  omitted)                                                         192     163     159     160      26
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $1.52   $1.45   $1.40   $1.38   $1.00
Accumulation unit value at end of period                         $1.90   $1.52   $1.45   $1.40   $1.38
Number of accumulation units outstanding at end of period (000
  omitted)                                                         135     133     133     134      --
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $2.32   $2.10   $1.81   $1.47   $1.00
Accumulation unit value at end of period                         $2.63   $2.32   $2.10   $1.81   $1.47
Number of accumulation units outstanding at end of period (000
  omitted)                                                         445     424     430     446     321
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $2.36   $2.04   $1.74   $1.57   $1.00
Accumulation unit value at end of period                         $2.72   $2.36   $2.04   $1.74   $1.57
Number of accumulation units outstanding at end of period (000
  omitted)                                                          16      15      15      17      --
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $2.37   $2.00   $1.79   $1.38   $1.00
Accumulation unit value at end of period                         $1.84   $2.37   $2.00   $1.79   $1.38
Number of accumulation units outstanding at end of period (000
  omitted)                                                          22      22      22      28      21
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $2.21   $1.92   $1.80   $1.48   $1.00
Accumulation unit value at end of period                         $2.12   $2.21   $1.92   $1.80   $1.48
Number of accumulation units outstanding at end of period (000
  omitted)                                                          43      31      30      27       8
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $1.77   $1.65   $1.60   $1.46   $1.00
Accumulation unit value at end of period                         $1.93   $1.77   $1.65   $1.60   $1.46
Number of accumulation units outstanding at end of period (000
  omitted)                                                          84      88      93     104      65
------------------------------------------------------------------------------------------------------


 74    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.65% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                               2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $1.78   $1.53   $1.41   $1.27   $1.00
Accumulation unit value at end of period                         $1.82   $1.78   $1.53   $1.41   $1.27
Number of accumulation units outstanding at end of period (000
  omitted)                                                         311     312     308     320      68
------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (03/17/2003)
Accumulation unit value at beginning of period                   $2.19   $1.83   $1.69   $1.45   $1.00
Accumulation unit value at end of period                         $2.48   $2.19   $1.83   $1.69   $1.45
Number of accumulation units outstanding at end of period (000
  omitted)                                                          70      50      51      47       9
------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning of period                   $1.45   $1.38   $1.34   $1.25   $1.00
Accumulation unit value at end of period                         $1.59   $1.45   $1.38   $1.34   $1.25
Number of accumulation units outstanding at end of period (000
  omitted)                                                           4       4       4       4       4
------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning of period                   $1.68   $1.51   $1.46   $1.40   $1.00
Accumulation unit value at end of period                         $1.69   $1.68   $1.51   $1.46   $1.40
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning of period                   $1.42   $1.29   $1.28   $1.17   $1.00
Accumulation unit value at end of period                         $1.45   $1.42   $1.29   $1.28   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                         127     131     121     123      80
------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (03/17/2003)
Accumulation unit value at beginning of period                   $2.50   $1.94   $1.70   $1.33   $1.00
Accumulation unit value at end of period                         $3.14   $2.50   $1.94   $1.70   $1.33
Number of accumulation units outstanding at end of period (000
  omitted)                                                           4       4       4       4       1
------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.55   $1.47   $1.42   $1.35   $1.00
Accumulation unit value at end of period                         $1.74   $1.55   $1.47   $1.42   $1.35
Number of accumulation units outstanding at end of period (000
  omitted)                                                         241     170     171     173       9
------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $2.33   $2.02   $1.80   $1.54   $1.00
Accumulation unit value at end of period                         $2.43   $2.33   $2.02   $1.80   $1.54
Number of accumulation units outstanding at end of period (000
  omitted)                                                          53      54      52      52       1
------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.36   $1.26   $1.26   $1.18   $1.00
Accumulation unit value at end of period                         $1.33   $1.36   $1.26   $1.26   $1.18
Number of accumulation units outstanding at end of period (000
  omitted)                                                          81      17      20      21       1
------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $2.18   $1.93   $1.79   $1.53   $1.00
Accumulation unit value at end of period                         $2.11   $2.18   $1.93   $1.79   $1.53
Number of accumulation units outstanding at end of period (000
  omitted)                                                         357     358     359     362     268
------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.28   $1.21   $1.20   $1.13   $1.00
Accumulation unit value at end of period                         $1.37   $1.28   $1.21   $1.20   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                         376     310     299     307      75
------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.72   $1.51   $1.46   $1.33   $1.00
Accumulation unit value at end of period                         $1.59   $1.72   $1.51   $1.46   $1.33
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $2.20   $1.75   $1.59   $1.39   $1.00
Accumulation unit value at end of period                         $2.34   $2.20   $1.75   $1.59   $1.39
Number of accumulation units outstanding at end of period (000
  omitted)                                                           7       8       8       9      --
------------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.59   $1.45   $1.40   $1.33   $1.00
Accumulation unit value at end of period                         $1.57   $1.59   $1.45   $1.40   $1.33
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    75

VARIABLE ACCOUNT CHARGES OF 1.65% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                               2007    2006    2005    2004    2003
------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (03/17/2003)
Accumulation unit value at beginning of period                   $1.82   $1.76   $1.59   $1.36   $1.00
Accumulation unit value at end of period                         $1.86   $1.82   $1.76   $1.59   $1.36
Number of accumulation units outstanding at end of period (000
  omitted)                                                           8       8       8       8       8
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (03/17/2003)
Accumulation unit value at beginning of period                   $1.02   $0.99   $0.98   $0.99   $1.00
Accumulation unit value at end of period                         $1.05   $1.02   $0.99   $0.98   $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                          81     117     107      97      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (03/17/2003)
Accumulation unit value at beginning of period                   $1.06   $1.04   $1.03   $1.00   $1.00
Accumulation unit value at end of period                         $1.10   $1.06   $1.04   $1.03   $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                          44      44      28      28      28
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (03/17/2003)
Accumulation unit value at beginning of period                   $2.32   $1.97   $1.76   $1.51   $1.00
Accumulation unit value at end of period                         $2.46   $2.32   $1.97   $1.76   $1.51
Number of accumulation units outstanding at end of period (000
  omitted)                                                          11      11      10       9       1
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (03/17/2003)
Accumulation unit value at beginning of period                   $1.55   $1.42   $1.33   $1.24   $1.00
Accumulation unit value at end of period                         $1.57   $1.55   $1.42   $1.33   $1.24
Number of accumulation units outstanding at end of period (000
  omitted)                                                          --      --      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (03/17/2006)
Accumulation unit value at beginning of period                   $1.08   $1.00      --      --      --
Accumulation unit value at end of period                         $1.09   $1.08      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           3       3      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (03/17/2003)
Accumulation unit value at beginning of period                   $1.67   $1.48   $1.44   $1.33   $1.00
Accumulation unit value at end of period                         $1.73   $1.67   $1.48   $1.44   $1.33
Number of accumulation units outstanding at end of period (000
  omitted)                                                          66      89      90      80      29
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (03/17/2003)
Accumulation unit value at beginning of period                   $1.00   $0.98   $0.98   $0.99   $1.00
Accumulation unit value at end of period                         $1.04   $1.00   $0.98   $0.98   $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                         100     101     101      85      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (03/17/2003)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                   $2.17   $1.83   $1.76   $1.49   $1.00
Accumulation unit value at end of period                         $2.03   $2.17   $1.83   $1.76   $1.49
Number of accumulation units outstanding at end of period (000
  omitted)                                                           3       3       5       7       3
------------------------------------------------------------------------------------------------------





 76    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                   2007    2006    2005    2004
--------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.19   $1.07   $1.03   $1.00
Accumulation unit value at end of period                             $1.18   $1.19   $1.07   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                               1       6       6       1
--------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.04      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.29   $1.13   $1.05   $1.00
Accumulation unit value at end of period                             $1.40   $1.29   $1.13   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.03      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.04      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              82      --      --      --
--------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.18   $1.08   $1.02   $1.00
Accumulation unit value at end of period                             $1.27   $1.18   $1.08   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --       2       2      --
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                       $1.14   $1.04   $1.02   $1.00
Accumulation unit value at end of period                             $1.15   $1.14   $1.04   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.15      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                       $1.22   $1.06   $1.03   $1.00
Accumulation unit value at end of period                             $1.26   $1.22   $1.06   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period                       $1.60   $1.21   $1.05   $1.00
Accumulation unit value at end of period                             $1.67   $1.60   $1.21   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                             105      43      28       1
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                       $1.01   $1.01   $1.01   $1.00
Accumulation unit value at end of period                             $1.08   $1.01   $1.01   $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                              54      84      50       3
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                       $1.44   $1.18   $1.06   $1.00
Accumulation unit value at end of period                             $1.67   $1.44   $1.18   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $0.90      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/15/2004)
Accumulation unit value at beginning of period                       $0.98   $1.03   $1.03   $1.00
Accumulation unit value at end of period                             $1.16   $0.98   $1.03   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              49      99      36      --
--------------------------------------------------------------------------------------------------


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    77

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                   2007    2006    2005    2004
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (11/15/2004)
Accumulation unit value at beginning of period                       $1.24   $1.07   $1.04   $1.00
Accumulation unit value at end of period                             $1.16   $1.24   $1.07   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                              27      --      --      --
--------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (04/28/2006)
Accumulation unit value at beginning of period                       $1.07   $1.00      --      --
Accumulation unit value at end of period                             $1.07   $1.07      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              12      39      --      --
--------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.12      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             185      --      --      --
--------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.13      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (11/15/2004)
Accumulation unit value at beginning of period                       $1.28   $1.09   $1.06   $1.00
Accumulation unit value at end of period                             $1.23   $1.28   $1.09   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                             137      --      --      --
--------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.10      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.18   $1.11   $1.04   $1.00
Accumulation unit value at end of period                             $1.18   $1.18   $1.11   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.07   $1.04   $1.02   $1.00
Accumulation unit value at end of period                             $1.20   $1.07   $1.04   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                              11      20       8      --
--------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.19   $1.04   $1.02   $1.00
Accumulation unit value at end of period                             $1.25   $1.19   $1.04   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.09      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                               6      --      --      --
--------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.38   $1.15   $1.05   $1.00
Accumulation unit value at end of period                             $1.41   $1.38   $1.15   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $0.98      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             111      --      --      --
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                       $1.30   $1.18   $1.03   $1.00
Accumulation unit value at end of period                             $1.50   $1.30   $1.18   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                             291     197     105      43
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                       $1.11   $1.06   $1.02   $1.00
Accumulation unit value at end of period                             $1.38   $1.11   $1.06   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------


 78    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                   2007    2006    2005    2004
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                       $1.03   $1.01   $1.00   $1.00
Accumulation unit value at end of period                             $1.05   $1.03   $1.01   $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                             264      87      52       3
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                       $1.35   $1.22   $1.05   $1.00
Accumulation unit value at end of period                             $1.53   $1.35   $1.22   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                              73      27      12      --
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                       $1.42   $1.23   $1.05   $1.00
Accumulation unit value at end of period                             $1.63   $1.42   $1.23   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --       6       3      --
--------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                       $1.20   $1.03   $1.03   $1.00
Accumulation unit value at end of period                             $1.22   $1.20   $1.03   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                       $1.20   $1.04   $1.03   $1.00
Accumulation unit value at end of period                             $1.15   $1.20   $1.04   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                       $1.13   $1.06   $1.02   $1.00
Accumulation unit value at end of period                             $1.23   $1.13   $1.06   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                       $1.32   $1.13   $1.04   $1.00
Accumulation unit value at end of period                             $1.34   $1.32   $1.13   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                              33      56      33      33
--------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                       $1.10   $1.00   $1.05   $1.00
Accumulation unit value at end of period                             $1.20   $1.10   $1.00   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                             198      62      19       1
--------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period                       $1.34   $1.11   $1.04   $1.00
Accumulation unit value at end of period                             $1.34   $1.34   $1.11   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.32   $1.16   $1.04   $1.00
Accumulation unit value at end of period                             $1.34   $1.32   $1.16   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                             138      44      18      --
--------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $0.94      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.05      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             213      --      --      --
--------------------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.03      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                       $1.12   $1.06   $1.03   $1.00
Accumulation unit value at end of period                             $1.22   $1.12   $1.06   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    79

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                   2007    2006    2005    2004
--------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                       $1.19   $1.07   $1.04   $1.00
Accumulation unit value at end of period                             $1.20   $1.19   $1.07   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                       $1.13   $1.03   $1.02   $1.00
Accumulation unit value at end of period                             $1.16   $1.13   $1.03   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period                       $1.56   $1.21   $1.06   $1.00
Accumulation unit value at end of period                             $1.96   $1.56   $1.21   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.11   $1.05   $1.02   $1.00
Accumulation unit value at end of period                             $1.24   $1.11   $1.05   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                              75      75      63      35
--------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.38   $1.20   $1.07   $1.00
Accumulation unit value at end of period                             $1.44   $1.38   $1.20   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.27   $1.13   $1.04   $1.00
Accumulation unit value at end of period                             $1.23   $1.27   $1.13   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.08   $1.03   $1.02   $1.00
Accumulation unit value at end of period                             $1.17   $1.08   $1.03   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                             319     107      61      27
--------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.03      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             237      --      --      --
--------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.17   $1.15   $1.04   $1.00
Accumulation unit value at end of period                             $1.14   $1.17   $1.15   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.46   $1.16   $1.05   $1.00
Accumulation unit value at end of period                             $1.56   $1.46   $1.16   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.28   $1.11   $1.05   $1.00
Accumulation unit value at end of period                             $1.10   $1.28   $1.11   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      14      --      --
--------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.21   $1.17   $1.06   $1.00
Accumulation unit value at end of period                             $1.23   $1.21   $1.17   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (11/15/2004)
Accumulation unit value at beginning of period                       $1.04   $1.01   $1.00   $1.00
Accumulation unit value at end of period                             $1.07   $1.04   $1.01   $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                               3       6       4       1
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (11/15/2004)
Accumulation unit value at beginning of period                       $1.04   $1.01   $1.00   $1.00
Accumulation unit value at end of period                             $1.07   $1.04   $1.01   $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                             475      98      --      --
--------------------------------------------------------------------------------------------------


 80    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                   2007    2006    2005    2004
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (11/15/2004)
Accumulation unit value at beginning of period                       $1.38   $1.17   $1.05   $1.00
Accumulation unit value at end of period                             $1.46   $1.38   $1.17   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                             227     110      51      --
--------------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (11/15/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                       $1.87   $1.42   $1.08   $1.00
Accumulation unit value at end of period                             $2.54   $1.87   $1.42   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                              48      27      15      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND (05/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $0.99      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             173      --      --      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (05/01/2006)
Accumulation unit value at beginning of period                       $1.02   $1.00      --      --
Accumulation unit value at end of period                             $1.09   $1.02      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             180      57      --      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (11/15/2004)
Accumulation unit value at beginning of period                       $1.21   $1.10   $1.03   $1.00
Accumulation unit value at end of period                             $1.22   $1.21   $1.10   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (11/15/2004)
Accumulation unit value at beginning of period                       $1.12   $1.03   $1.01   $1.00
Accumulation unit value at end of period                             $1.13   $1.12   $1.03   $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                              11      18       9       1
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (11/15/2004)
Accumulation unit value at beginning of period                       $1.08   $1.02   $1.01   $1.00
Accumulation unit value at end of period                             $1.09   $1.08   $1.02   $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                             139      26      --      --
--------------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (11/15/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND)
Accumulation unit value at beginning of period                       $1.45   $1.18   $1.06   $1.00
Accumulation unit value at end of period                             $1.60   $1.45   $1.18   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (11/15/2004)
Accumulation unit value at beginning of period                       $1.22   $1.07   $1.03   $1.00
Accumulation unit value at end of period                             $1.23   $1.22   $1.07   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                               1      15      15       2
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (11/15/2004)
Accumulation unit value at beginning of period                       $1.24   $1.06   $1.03   $1.00
Accumulation unit value at end of period                             $1.21   $1.24   $1.06   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (11/15/2004)
Accumulation unit value at beginning of period                       $1.11   $1.12   $1.04   $1.00
Accumulation unit value at end of period                             $1.24   $1.11   $1.12   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.00      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (11/15/2004)
Accumulation unit value at beginning of period                       $1.19   $1.05   $1.02   $1.00
Accumulation unit value at end of period                             $1.23   $1.19   $1.05   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    81

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                   2007    2006    2005    2004
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (11/15/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                       $1.17   $1.03   $1.04   $1.00
Accumulation unit value at end of period                             $1.22   $1.17   $1.03   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (11/15/2004)
Accumulation unit value at beginning of period                       $1.02   $1.00   $1.00   $1.00
Accumulation unit value at end of period                             $1.06   $1.02   $1.00   $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                              16       8      --      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (11/15/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                       $1.29   $1.09   $1.05   $1.00
Accumulation unit value at end of period                             $1.21   $1.29   $1.09   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                              35      37      29      --
--------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.20   $1.05   $1.03   $1.00
Accumulation unit value at end of period                             $1.16   $1.20   $1.05   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                             201     143      72       1
--------------------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $0.85      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              45      --      --      --
--------------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                       $1.00      --      --      --
Accumulation unit value at end of period                             $1.12      --      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --      --      --      --
--------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period                       $1.64   $1.21   $1.05   $1.00
Accumulation unit value at end of period                             $1.33   $1.64   $1.21   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                              --       4       4       1
--------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP* (11/15/2004)
Accumulation unit value at beginning of period                       $1.75   $1.30   $1.08   $1.00
Accumulation unit value at end of period                             $2.00   $1.75   $1.30   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                              67      37      22      --
*Effective June 1, 2008, the Fund will change its name to Wanger International.
--------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (11/15/2004)
Accumulation unit value at beginning of period                       $1.21   $1.14   $1.04   $1.00
Accumulation unit value at end of period                             $1.25   $1.21   $1.14   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                              60      25      17      --
*Effective June 1, 2008, the Fund will change its name to Wanger USA.
--------------------------------------------------------------------------------------------------





 82    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.80% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                                 2007
----------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.97
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.96
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.02
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.97
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.99
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.97
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.94
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.91
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.04
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.90
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.99
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.01
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.01
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.95
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    83

VARIABLE ACCOUNT CHARGES OF 1.80% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                 2007
----------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.05
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES
(10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.02
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES
(10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.97
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.99
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.00
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.01
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.97
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.00
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.98
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.01
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.97
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.96
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.94
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.99
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------


 84    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.80% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                 2007
----------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.99
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.98
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.04
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.97
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.95
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.94
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.02
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.01
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.00
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.01
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.96
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (10/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.05
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND (10/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.98
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    85

VARIABLE ACCOUNT CHARGES OF 1.80% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                 2007
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND
(10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.03
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.94
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.98
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.99
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (10/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.00
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.95
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.96
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.96
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (10/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.95
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND
(10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.01
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (10/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.93
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.94
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.88
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------


 86    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.80% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                 2007
----------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.99
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP* (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.97
Number of accumulation units outstanding at end of period (000 omitted)               --
*Effective June 1, 2008, the Fund will change its name to Wanger International.
----------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.97
Number of accumulation units outstanding at end of period (000 omitted)               --
*Effective June 1, 2008, the Fund will change its name to Wanger USA.
----------------------------------------------------------------------------------------





                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    87

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                                 2007
----------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.97
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.96
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.02
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.97
Number of accumulation units outstanding at end of period (000 omitted)                2
----------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.99
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.97
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.94
Number of accumulation units outstanding at end of period (000 omitted)                5
----------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.91
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.04
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.90
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.99
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.01
Number of accumulation units outstanding at end of period (000 omitted)                6
----------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.01
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.95
Number of accumulation units outstanding at end of period (000 omitted)                5
----------------------------------------------------------------------------------------


 88    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                 2007
----------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.05
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES
(10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.02
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES
(10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.97
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.99
Number of accumulation units outstanding at end of period (000 omitted)                3
----------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.00
Number of accumulation units outstanding at end of period (000 omitted)                7
----------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.01
Number of accumulation units outstanding at end of period (000 omitted)                7
----------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.97
Number of accumulation units outstanding at end of period (000 omitted)                3
----------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.00
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.97
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.01
Number of accumulation units outstanding at end of period (000 omitted)                5
----------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.97
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.96
Number of accumulation units outstanding at end of period (000 omitted)                3
----------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.94
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.99
Number of accumulation units outstanding at end of period (000 omitted)                7
----------------------------------------------------------------------------------------


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    89

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                 2007
----------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.99
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.98
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.04
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.97
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.95
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.94
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.02
Number of accumulation units outstanding at end of period (000 omitted)                7
----------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.01
Number of accumulation units outstanding at end of period (000 omitted)                7
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.00
Number of accumulation units outstanding at end of period (000 omitted)                7
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.01
Number of accumulation units outstanding at end of period (000 omitted)               14
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.96
Number of accumulation units outstanding at end of period (000 omitted)                8
----------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (10/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.05
Number of accumulation units outstanding at end of period (000 omitted)                2
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND (10/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.98
Number of accumulation units outstanding at end of period (000 omitted)                5
----------------------------------------------------------------------------------------


 90    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                 2007
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND
(10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.03
Number of accumulation units outstanding at end of period (000 omitted)                6
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.94
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.98
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.99
Number of accumulation units outstanding at end of period (000 omitted)                2
----------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (10/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.00
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.95
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.96
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.96
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (10/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.95
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND
(10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.01
Number of accumulation units outstanding at end of period (000 omitted)                3
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (10/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.93
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.94
Number of accumulation units outstanding at end of period (000 omitted)                4
----------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.88
Number of accumulation units outstanding at end of period (000 omitted)                1
----------------------------------------------------------------------------------------


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    91

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                 2007
----------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.99
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP* (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.97
Number of accumulation units outstanding at end of period (000 omitted)                3
*Effective June 1, 2008, the Fund will change its name to Wanger International.
----------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.97
Number of accumulation units outstanding at end of period (000 omitted)                2
*Effective June 1, 2008, the Fund will change its name to Wanger USA.
----------------------------------------------------------------------------------------





 92    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 2.00% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.


YEAR ENDED DEC. 31,                                                                 2007
----------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.97
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.96
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.02
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.97
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.99
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.97
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.94
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.91
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.04
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.90
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.99
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.00
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.01
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.95
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    93

VARIABLE ACCOUNT CHARGES OF 2.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                 2007
----------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.05
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES
(10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.02
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES
(10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.97
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.99
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.00
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.01
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.97
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.00
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.97
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.01
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.97
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.96
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.94
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.99
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------


 94    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 2.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                 2007
----------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.99
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.98
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.04
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.97
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.95
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.94
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.02
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.01
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.00
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.01
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.96
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (10/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.05
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND (10/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.98
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    95

VARIABLE ACCOUNT CHARGES OF 2.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                 2007
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND
(10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.03
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.94
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.98
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.99
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (10/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.00
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.95
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.96
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.96
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (10/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.95
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND
(10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $1.01
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (10/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.93
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.94
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.88
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------


 96    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

VARIABLE ACCOUNT CHARGES OF 2.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)


YEAR ENDED DEC. 31,                                                                 2007
----------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.99
Number of accumulation units outstanding at end of period (000 omitted)               --
----------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP* (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.97
Number of accumulation units outstanding at end of period (000 omitted)               --
*Effective June 1, 2008, the Fund will change its name to Wanger International.
----------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (10/01/2007)
Accumulation unit value at beginning of period                                     $1.00
Accumulation unit value at end of period                                           $0.97
Number of accumulation units outstanding at end of period (000 omitted)               --
*Effective June 1, 2008, the Fund will change its name to Wanger USA.
----------------------------------------------------------------------------------------





                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    97

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


THE BOARD OF DIRECTORS

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
We have audited the accompanying individual statements of assets and liabilities of the 105 segregated asset subaccounts of RiverSource of New York Variable Annuity Account 2, referred to in Note 1, as of December 31, 2007, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the management of RiverSource Life Insurance Co. of New York. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of RiverSource of New York Variable Annuity Account 2's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of RiverSource of New York Variable Annuity Account 2's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the affiliated and unaffiliated mutual fund managers. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of the 105 segregated asset subaccounts of RiverSource of New York Variable Annuity Account 2, referred to in Note 1, at December 31, 2007, and the individual results of their operations and the changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                 (-s- ERNST & YOUNG LLP)

Minneapolis, Minnesota

April 24, 2008



 98    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Statements of Assets and Liabilities

                                                                          SEGREGATED ASSET SUBACCOUNTS
                                                 -----------------------------------------------------------------------------
                                                       AIM VI           AIM VI       AIM VI          AIM VI           AIM VI
                                                     BASIC VAL,       CAP APPR,     CAP DEV,        CORE EQ,         CORE EQ,
DEC. 31, 2007                                          SER II           SER II       SER II           SER I           SER II
 ASSETS
Investments, at value(1),(2)                         $1,009,111          $1,650      $189,635       $806,038           $9,072
Dividends receivable                                         --              --            --             --               --
Accounts receivable from RiverSource Life of
  NY for contract purchase payments                         390              --            --             --               --
Receivable for share redemptions                          1,148               2           204          9,089                8
------------------------------------------------------------------------------------------------------------------------------
Total assets                                          1,010,649           1,652       189,839        815,127            9,080
------------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                        1,020               3           181            885                7
    Administrative charge                                   129              --            24            106                1
    Contract terminations                                    --              --            --          8,098               --
Payable for investments purchased                           390              --            --             --               --
------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                         1,539               3           205          9,089                8
------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                                 1,008,838              --       188,542        806,038            8,277
Net assets applicable to contracts in payment
  period                                                     --              --            --             --               --
Net assets applicable to seed money                         272           1,649         1,092             --              795
------------------------------------------------------------------------------------------------------------------------------
Total net assets                                     $1,009,110          $1,649      $189,634       $806,038           $9,072
------------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                                    79,961              57        10,234         27,689              314
(2) Investments, at cost                             $  915,125          $1,612      $143,669       $703,379           $7,921
------------------------------------------------------------------------------------------------------------------------------


                                                                          SEGREGATED ASSET SUBACCOUNTS
                                                 -----------------------------------------------------------------------------
                                                       AIM VI           AIM VI       AIM VI          AIM VI           AB VPS
                                                 GLOBAL HLTH CARE,    INTL GRO,     INTL GRO,   MID CAP CORE EQ,   BAL SHARES,
DEC. 31, 2007 (CONTINUED)                              SER II           SER I        SER II          SER II            CL B
 ASSETS
Investments, at value(1),(2)                             $1,070        $143,361    $1,114,361       $117,080         $367,267
Dividends receivable                                         --              --            --             --               --
Accounts receivable from RiverSource Life of
  NY for contract purchase payments                          --              --         4,241             --               --
Receivable for share redemptions                              1             175         1,329            627              397
------------------------------------------------------------------------------------------------------------------------------
Total assets                                              1,071         143,536     1,119,931        117,707          367,664
------------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                            1             155         1,088            119              351
    Administrative charge                                    --              19           139             15               47
    Contract terminations                                    --               1           102            493               --
Payable for investments purchased                            --              --         4,241             --               --
------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                             1             175         5,570            627              398
------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                                        --         143,361     1,113,929        116,592          366,776
Net assets applicable to contracts in payment
  period                                                     --              --            --             --               --
Net assets applicable to seed money                       1,070              --           432            488              490
------------------------------------------------------------------------------------------------------------------------------
Total net assets                                         $1,070        $143,361    $1,114,361       $117,080         $367,266
------------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                                        45           4,263        33,525          8,102           18,558
(2) Investments, at cost                                 $1,042        $ 91,653    $1,126,615       $107,039         $335,387
------------------------------------------------------------------------------------------------------------------------------




See accompanying notes to financial statements.


                       RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    99

STATEMENTS OF ASSETS AND LIABILITIES

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                 ----------------------------------------------------------------------
                                                      AB VPS         AB VPS        AB VPS         AB VPS        AC VP
                                                   GLOBAL TECH,    GRO & INC,     INTL VAL,    LG CAP GRO,   INC & GRO,
DEC. 31, 2007 (CONTINUED)                              CL B           CL B          CL B           CL B         CL I
 ASSETS
Investments, at value(1),(2)                          $247,891     $1,529,880    $3,278,069       $381,124    $160,979
Dividends receivable                                        --             --            --             --          --
Accounts receivable from RiverSource Life of NY
  for contract purchase payments                            --             --        11,106             --          --
Receivable for share redemptions                           264          1,887         3,820            473         213
-----------------------------------------------------------------------------------------------------------------------
Total assets                                           248,155      1,531,767     3,292,995        381,597     161,192
-----------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                         231          1,692         3,270            425         189
    Administrative charge                                   32            195           412             49          23
    Contract terminations                                   --             --           137             --           1
Payable for investments purchased                           --             --        11,106             --          --
-----------------------------------------------------------------------------------------------------------------------
Total liabilities                                          263          1,887        14,925            474         213
-----------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                                  246,920      1,528,482     3,277,788        380,833     160,892
Net assets applicable to contracts in payment
  period                                                    --             --            --             --          87
Net assets applicable to seed money                        972          1,398           282            290          --
-----------------------------------------------------------------------------------------------------------------------
Total net assets                                      $247,892     $1,529,880    $3,278,070       $381,123    $160,979
-----------------------------------------------------------------------------------------------------------------------
(1) Investment shares                                   12,205         57,623       131,755         12,721      19,028
(2) Investments, at cost                              $173,729     $1,263,141    $2,916,180       $265,404    $132,718
-----------------------------------------------------------------------------------------------------------------------


                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                 ----------------------------------------------------------------------
                                                      AC VP           AC VP         AC VP         AC VP         AC VP
                                                 INFLATION PROT,      INTL,     MID CAP VAL,      ULTRA,        VAL,
DEC. 31, 2007 (CONTINUED)                             CL II           CL II         CL II         CL II         CL I
 ASSETS
Investments, at value(1),(2)                        $1,853,238           $928        $  937     $2,356,691    $116,405
Dividends receivable                                     5,958             --            --             --          --
Accounts receivable from RiverSource Life of NY
  for contract purchase payments                            --             --            --             --          --
Receivable for share redemptions                         5,755              1             1          7,787         142
-----------------------------------------------------------------------------------------------------------------------
Total assets                                         1,864,951            929           938      2,364,478     116,547
-----------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                       1,911              1             2          2,462         127
    Administrative charge                                  237             --            --            305          15
    Contract terminations                                3,607             --            --          5,020           1
Payable for investments purchased                        5,958             --            --             --          --
-----------------------------------------------------------------------------------------------------------------------
Total liabilities                                       11,713              1             2          7,787         143
-----------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                                1,844,400             --            --      2,356,214     116,404
Net assets applicable to contracts in payment
  period                                                    --             --            --             --          --
Net assets applicable to seed money                      8,838            928           936            477          --
-----------------------------------------------------------------------------------------------------------------------
Total net assets                                    $1,853,238           $928        $  936     $2,356,691    $116,404
-----------------------------------------------------------------------------------------------------------------------
(1) Investment shares                                  175,662             78            72        195,414      15,583
(2) Investments, at cost                            $1,805,612           $595        $1,047     $1,956,284    $106,509
-----------------------------------------------------------------------------------------------------------------------




See accompanying notes to financial statements.


 100    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF ASSETS AND LIABILITIES

                                                                    SEGREGATED ASSET SUBACCOUNTS
                                              -----------------------------------------------------------------------
                                                  AC VP          COL HI      COL MARSICO    COL MARSICO      COL SM
                                                  VAL,         YIELD, VS       GRO, VS     INTL OPP, VS   CAP VAL, VS
DEC. 31, 2007 (CONTINUED)                         CL II           CL B           CL A          CL B           CL B
 ASSETS
Investments, at value(1),(2)                    $131,901        $430,874      $2,555,067       $1,138      $2,084,390
Dividends receivable                                  --              --              --           --              --
Accounts receivable from RiverSource Life of
  NY for contract purchase payments                   --              --           9,018           --          11,241
Receivable for share redemptions                     166             603           4,660            1           2,481
---------------------------------------------------------------------------------------------------------------------
Total assets                                     132,067         431,477       2,568,745        1,139       2,098,112
---------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                   149             438           2,511            1           2,023
    Administrative charge                             17              55             321           --             259
    Contract terminations                             --             110           1,828           --             198
Payable for investments purchased                     --              --           9,018           --          11,241
---------------------------------------------------------------------------------------------------------------------
Total liabilities                                    166             603          13,678            1          13,721
---------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                            131,255         430,351       2,554,851           --       2,084,112
Net assets applicable to contracts in
  payment period                                      --              --              --           --              --
Net assets applicable to seed money                  646             523             216        1,138             279
---------------------------------------------------------------------------------------------------------------------
Total net assets                                $131,901        $430,874      $2,555,067       $1,138      $2,084,391
---------------------------------------------------------------------------------------------------------------------
(1) Investment shares                             17,681          38,713         114,680           45         115,735
(2) Investments, at cost                        $143,442        $429,971      $2,417,612       $1,073      $2,274,014
---------------------------------------------------------------------------------------------------------------------


                                                                    SEGREGATED ASSET SUBACCOUNTS
                                              -----------------------------------------------------------------------
                                                                DREY IP        DREY IP       DREY VIF       DREY VIF
                                              CS COMMODITY   MIDCAP STOCK,    TECH GRO,        APPR,        INTL EQ,
DEC. 31, 2007 (CONTINUED)                        RETURN           SERV           SERV          SERV           SERV
 ASSETS
Investments, at value(1),(2)                      $1,058         $34,489        $528,884      $10,980          $7,343
Dividends receivable                                  --              --              --           --              --
Accounts receivable from RiverSource Life of
  NY for contract purchase payments                   --              --              --           --              --
Receivable for share redemptions                       1              39           1,009           13              10
---------------------------------------------------------------------------------------------------------------------
Total assets                                       1,059          34,528         529,893       10,993           7,353
---------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                     1              34             547           11               9
    Administrative charge                             --               4              68            1               1
    Contract terminations                             --              --             395           --              --
Payable for investments purchased                     --              --              --           --              --
---------------------------------------------------------------------------------------------------------------------
Total liabilities                                      1              38           1,010           12              10
---------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                                 --          33,898         528,643        9,491           6,302
Net assets applicable to contracts in
  payment period                                      --              --              --           --              --
Net assets applicable to seed money                1,058             592             240        1,490           1,041
---------------------------------------------------------------------------------------------------------------------
Total net assets                                  $1,058         $34,490        $528,883      $10,981          $7,343
---------------------------------------------------------------------------------------------------------------------
(1) Investment shares                                 91           2,232          49,801          246             318
(2) Investments, at cost                          $  998         $39,406        $440,209      $ 8,954          $6,723
---------------------------------------------------------------------------------------------------------------------




See accompanying notes to financial statements.


                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    101

STATEMENTS OF ASSETS AND LIABILITIES

                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                   ----------------------------------------------------------------
                                                    DREY VIF      EV VT        FID VIP      FID VIP       FID VIP
                                                    INTL VAL,   FLOATING-    CONTRAFUND,   GRO, SERV    INVEST GR,
DEC. 31, 2007 (CONTINUED)                             SERV       RATE INC     SERV CL 2       CL 2       SERV CL 2
 ASSETS
Investments, at value(1),(2)                           $1,217    $919,274    $15,528,321    $744,387    $3,441,399
Dividends receivable                                       --       4,923             --          --            --
Accounts receivable from RiverSource Life of NY
    for contract purchase payments                         --       6,059         10,940          --        12,118
Receivable for share redemptions                            1       1,425         23,400         881         7,701
-------------------------------------------------------------------------------------------------------------------
Total assets                                            1,218     931,681     15,562,661     745,268     3,461,218
-------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                          2         902         15,287         786         3,450
    Administrative charge                                  --         114          1,977          94           433
    Contract terminations                                  --         409          6,136          --         3,818
Payable for investments purchased                          --      10,982         10,940          --        12,118
-------------------------------------------------------------------------------------------------------------------
Total liabilities                                           2      12,407         34,340         880        19,819
-------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                                      --     913,353     15,527,880     743,432     3,441,171
Net assets applicable to contracts in payment
  period                                                   --          --             --          --            --
Net assets applicable to seed money                     1,216       5,921            441         956           228
-------------------------------------------------------------------------------------------------------------------
Total net assets                                       $1,216    $919,274    $15,528,321    $744,388    $3,441,399
-------------------------------------------------------------------------------------------------------------------
(1) Investment shares                                      70      95,959        565,489      16,672       274,434
(2) Investments, at cost                               $1,154    $946,080    $16,009,116    $507,517    $3,363,739
-------------------------------------------------------------------------------------------------------------------


                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                   ----------------------------------------------------------------
                                                     FID VIP     FID VIP    FTVIPT FRANK     FTVIPT    FTVIPT FRANK
                                                    MID CAP,    OVERSEAS,    GLOBAL REAL   FRANK INC   RISING DIVD,
DEC. 31, 2007 (CONTINUED)                           SERV CL 2   SERV CL 2     EST, CL 2    SEC, CL 2       CL 2
 ASSETS
Investments, at value(1),(2)                       $5,611,367    $982,439       $314,240      $2,608          $958
Dividends receivable                                       --          --             --          --            --
Accounts receivable from RiverSource Life of NY
    for contract purchase payments                      5,081          --             --          --            --
Receivable for share redemptions                        6,573       1,682            348           3             1
-------------------------------------------------------------------------------------------------------------------
Total assets                                        5,623,021     984,121        314,588       2,611           959
-------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                      5,758         936            309           3            --
    Administrative charge                                 712         126             40          --            --
    Contract terminations                                 104         620             --          --            --
Payable for investments purchased                       5,081          --             --          --            --
-------------------------------------------------------------------------------------------------------------------
Total liabilities                                      11,655       1,682            349           3            --
-------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                               5,610,934     981,927        314,117       1,491            --
Net assets applicable to contracts in payment
  period                                                   --          --             --          --            --
Net assets applicable to seed money                       432         512            122       1,117           959
-------------------------------------------------------------------------------------------------------------------
Total net assets                                   $5,611,366    $982,439       $314,239      $2,608          $959
-------------------------------------------------------------------------------------------------------------------
(1) Investment shares                                 157,490      39,110         12,585         151            50
(2) Investments, at cost                           $4,566,441    $703,802       $330,746      $2,380          $877
-------------------------------------------------------------------------------------------------------------------




See accompanying notes to financial statements.


 102    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF ASSETS AND LIABILITIES

                                                                         SEGREGATED ASSET SUBACCOUNTS
                                                 ---------------------------------------------------------------------------
                                                 FTVIPT FRANK    FTVIPT FRANK         FTVIPT          FTVIPT        FTVIPT
                                                  SM CAP VAL,     SM MID CAP       MUTUAL SHARES     TEMP FOR    TEMP GLOBAL
DEC. 31, 2007 (CONTINUED)                            CL 2          GRO, CL 2         SEC, CL 2       SEC, CL 2    INC, CL 2
 ASSETS
Investments, at value(1),(2)                       $620,936       $1,220,773        $4,754,663        $861,539    $2,627,208
Dividends receivable                                     --               --                --              --            --
Accounts receivable from RiverSource Life of
  NY for contract purchase payments                      --            1,432                23              --        11,823
Receivable for share redemptions                        697            1,429             5,636             982         5,541
----------------------------------------------------------------------------------------------------------------------------
Total assets                                        621,633        1,223,634         4,760,322         862,521     2,644,572
----------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                      619            1,269             4,781             872         2,625
    Administrative charge                                79              160               607             110           330
    Contract terminations                                --               --               248              --         2,586
Payable for investments purchased                        --            1,432                23              --        11,823
----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                       698            2,861             5,659             982        17,364
----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                               620,808        1,220,317         4,754,463         861,431     2,626,983
Net assets applicable to contracts in payment
  period                                                 --               --                --              --            --
Net assets applicable to seed money                     127              456               200             108           225
----------------------------------------------------------------------------------------------------------------------------
Total net assets                                   $620,935       $1,220,773        $4,754,663        $861,539    $2,627,208
----------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                                36,312           53,286           235,496          42,545       157,130
(2) Investments, at cost                           $539,010       $  980,289        $3,886,530        $604,380    $2,422,401
----------------------------------------------------------------------------------------------------------------------------


                                                                         SEGREGATED ASSET SUBACCOUNTS
                                                 ---------------------------------------------------------------------------
                                                    FTVIPT          GS VIT            GS VIT           JANUS     JANUS ASPEN
                                                   TEMP GRO      MID CAP VAL,    STRUCTD U.S. EQ,   ASPEN BAL,   LG CAP GRO,
DEC. 31, 2007 (CONTINUED)                          SEC, CL 2         INST              INST            INST          SERV
 ASSETS
Investments, at value(1),(2)                           $976       $2,839,295             $ 902      $2,003,290    $2,971,897
Dividends receivable                                     --               --                --              --            --
Accounts receivable from RiverSource Life of
  NY for contract purchase payments                      --            7,568                --              --         9,358
Receivable for share redemptions                          1            3,361                 1          26,279         4,309
----------------------------------------------------------------------------------------------------------------------------
Total assets                                            977        2,850,224               903       2,029,569     2,985,564
----------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                        1            2,856                 1           2,195         2,905
    Administrative charge                                --              356                --             264           373
    Contract terminations                                --              150                --          23,820         1,031
Payable for investments purchased                        --            7,568                --              --         9,358
----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                         1           10,930                 1          26,279        13,667
----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                                    --        2,839,084                --       2,002,718     2,971,606
Net assets applicable to contracts in payment
  period                                                 --               --                --             572            --
Net assets applicable to seed money                     976              210               902              --           291
----------------------------------------------------------------------------------------------------------------------------
Total net assets                                       $976       $2,839,294             $ 902      $2,003,290    $2,971,897
----------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                                    63          202,517                69          66,665       113,997
(2) Investments, at cost                               $870       $3,266,296            $1,048      $1,659,256    $2,910,500
----------------------------------------------------------------------------------------------------------------------------




See accompanying notes to financial statements.


                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    103

STATEMENTS OF ASSETS AND LIABILITIES

                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                --------------------------------------------------------------------
                                                JANUS ASPEN    LM PTNRS          MFS           MFS          MFS
                                                 WORLD GRO,   VAR SM CAP   INV GRO STOCK,   NEW DIS,   TOTAL RETURN,
DEC. 31, 2007 (CONTINUED)                           INST       GRO, CL I       SERV CL       SERV CL      SERV CL
 ASSETS
Investments, at value(1),(2)                      $423,454       $  975       $388,835      $319,172     $3,518,283
Dividends receivable                                    --           --             --            --             --
Accounts receivable from RiverSource Life of
  NY for contract purchase payments                     --           --             --            --             --
Receivable for share redemptions                    11,012            1            401           337          3,799
--------------------------------------------------------------------------------------------------------------------
Total assets                                       434,466          976        389,236       319,509      3,522,082
--------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                     472           --            353           297          3,353
    Administrative charge                               57           --             49            40            446
    Contract terminations                           10,483           --             --            --             --
Payable for investments purchased                       --           --             --            --             --
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                   11,012           --            402           337          3,799
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                              422,472           --        388,341       318,556      3,517,591
Net assets applicable to contracts in payment
  period                                               982           --             --            --             --
Net assets applicable to seed money                     --          976            493           616            692
--------------------------------------------------------------------------------------------------------------------
Total net assets                                  $423,454       $  976       $388,834      $319,172     $3,518,283
--------------------------------------------------------------------------------------------------------------------
(1) Investment shares                               11,986           65         33,607        19,569        164,099
(2) Investments, at cost                          $439,599       $1,034       $287,374      $267,850     $3,245,478
--------------------------------------------------------------------------------------------------------------------


                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                --------------------------------------------------------------------
                                                    MFS                                                    OPPEN
                                                 UTILITIES,      OPCAP          OPCAP         OPCAP       CAP APPR
DEC. 31, 2007 (CONTINUED)                         SERV CL         EQ           MANAGED       SM CAP          VA
 ASSETS
Investments, at value(1),(2)                      $159,409      $69,641       $344,516      $147,618       $525,543
Dividends receivable                                    --           --             --            --             --
Accounts receivable from RiverSource Life of
  NY for contract purchase payments                     --           --             --            --             --
Receivable for share redemptions                       164           86            448           180         29,334
--------------------------------------------------------------------------------------------------------------------
Total assets                                       159,573       69,727        344,964       147,798        554,877
--------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                     144           76            399           160            610
    Administrative charge                               20            9             48            19             73
    Contract terminations                               --            1              1             1         28,651
Payable for investments purchased                       --           --             --            --             --
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                      164           86            448           180         29,334
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                              157,826       69,641        344,516       147,618        525,543
Net assets applicable to contracts in payment
  period                                                --           --             --            --             --
Net assets applicable to seed money                  1,583           --             --            --             --
--------------------------------------------------------------------------------------------------------------------
Total net assets                                  $159,409      $69,641       $344,516      $147,618       $525,543
--------------------------------------------------------------------------------------------------------------------
(1) Investment shares                                4,673        1,920          8,905         5,057         11,139
(2) Investments, at cost                          $ 84,930      $66,873       $363,366      $143,076       $441,654
--------------------------------------------------------------------------------------------------------------------




See accompanying notes to financial statements.


 104    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF ASSETS AND LIABILITIES

                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                   ---------------------------------------------------------------
                                                       OPPEN          OPPEN       OPPEN      OPPEN        OPPEN
                                                      CAP APPR     GLOBAL SEC    HI INC     HI INC     MAIN ST SM
DEC. 31, 2007 (CONTINUED)                             VA, SERV      VA, SERV       VA      VA, SERV   CAP VA, SERV
 ASSETS
Investments, at value(1),(2)                         $4,570,191      $653,334   $199,713   $286,004    $2,483,312
Dividends receivable                                         --            --         --         --            --
Accounts receivable from RiverSource Life of NY
  for contract purchase payments                            736         1,426         --         --            --
Receivable for share redemptions                          5,242           741        242        336         2,937
------------------------------------------------------------------------------------------------------------------
Total assets                                          4,576,169       655,501    199,955    286,340     2,486,249
------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                        4,655           658        215        299         2,621
    Administrative charge                                   588            83         26         37           316
    Contract terminations                                    --            --          1         --            --
Payable for investments purchased                           736         1,426         --         --            --
------------------------------------------------------------------------------------------------------------------
Total liabilities                                         5,979         2,167        242        336         2,937
------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                                 4,569,183       651,942    199,712    286,004     2,482,726
Net assets applicable to contracts in payment
  period                                                     --            --          1         --            --
Net assets applicable to seed money                       1,007         1,392         --         --           586
------------------------------------------------------------------------------------------------------------------
Total net assets                                     $4,570,190      $653,334   $199,713   $286,004    $2,483,312
------------------------------------------------------------------------------------------------------------------
(1) Investment shares                                    97,695        18,013     25,121     36,249       137,732
(2) Investments, at cost                             $3,541,525      $512,673   $224,393   $300,242    $1,971,910
------------------------------------------------------------------------------------------------------------------


                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                   ---------------------------------------------------------------
                                                       OPPEN        PIMCO VIT    PUT VT     PUT VT       PUT VT
                                                     STRATEGIC     ALL ASSET,   DIV INC,   DIV INC,    GRO & INC,
DEC. 31, 2007 (CONTINUED)                          BOND VA, SERV   ADVISOR CL     CL IA      CL IB        CL IA
 ASSETS
Investments, at value(1),(2)                         $8,728,245    $2,729,582   $101,535   $237,883      $258,135
Dividends receivable                                         --            --         --         --            --
Accounts receivable from RiverSource Life of NY
  for contract purchase payments                         15,666        11,529         --         --            --
Receivable for share redemptions                         20,939         6,031        121        334           308
------------------------------------------------------------------------------------------------------------------
Total assets                                          8,764,850     2,747,142    101,656    238,217       258,443
------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                        8,628         2,676        108        295           275
    Administrative charge                                 1,108           342         13         36            33
    Contract terminations                                11,203         3,013         --          3            --
Payable for investments purchased                        15,666        11,529         --         --            --
------------------------------------------------------------------------------------------------------------------
Total liabilities                                        36,605        17,560        121        334           308
------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                                 8,728,014     2,729,357    101,535    237,883       258,135
Net assets applicable to contracts in payment
  period                                                     --            --         --         --            --
Net assets applicable to seed money                         231           225         --         --            --
------------------------------------------------------------------------------------------------------------------
Total net assets                                     $8,728,245    $2,729,582   $101,535   $237,883      $258,135
------------------------------------------------------------------------------------------------------------------
(1) Investment shares                                 1,544,822       232,503     11,538     27,343        11,088
(2) Investments, at cost                             $7,998,192    $2,767,169   $110,167   $246,049      $285,871
------------------------------------------------------------------------------------------------------------------




See accompanying notes to financial statements.


                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    105

STATEMENTS OF ASSETS AND LIABILITIES

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                    ----------------------------------------------------------------
                                                      PUT VT         PUT VT          PUT VT       PUT VT     PUT VT
                                                    GRO & INC,   HLTH SCIENCES,    HI YIELD,    HI YIELD,   INTL EQ,
DEC. 31, 2007 (CONTINUED)                              CL IB          CL IB          CL IA        CL IB       CL IB
 ASSETS
Investments, at value(1),(2)                         $668,578         $664          $122,525     $143,359   $141,782
Dividends receivable                                       --           --                --           --         --
Accounts receivable from RiverSource Life of NY
  for contract purchase payments                           --           --                --           --         --
Receivable for share redemptions                          801           --               146          176        163
--------------------------------------------------------------------------------------------------------------------
Total assets                                          669,379          664           122,671      143,535    141,945
--------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                        713           --               130          156        145
    Administrative charge                                  87           --                16           19         18
    Contract terminations                                   1           --                --            1         --
Payable for investments purchased                          --           --                --           --         --
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                         801           --               146          176        163
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation
  period                                              668,261           --           122,513      143,359    141,071
Net assets applicable to contracts in payment
  period                                                   --           --                12           --         --
Net assets applicable to seed money                       317          664                --           --        711
--------------------------------------------------------------------------------------------------------------------
Total net assets                                     $668,578         $664          $122,525     $143,359   $141,782
--------------------------------------------------------------------------------------------------------------------
(1) Investment shares                                  28,918           50            16,424       19,399      7,478
(2) Investments, at cost                             $718,336         $595          $154,719     $166,595   $103,046
--------------------------------------------------------------------------------------------------------------------


                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                    ----------------------------------------------------------------
                                                      PUT VT         PUT VT          PUT VT       PUT VT     PUT VT
                                                     NEW OPP,       RESEARCH,     SM CAP VAL,     VISTA,    VOYAGER,
DEC. 31, 2007 (CONTINUED)                              CL IA          CL IB          CL IB        CL IB       CL IB
 ASSETS
Investments, at value(1),(2)                          $73,866         $597          $119,543      $33,310   $489,186
Dividends receivable                                       --           --                --           --         --
Accounts receivable from RiverSource Life of NY
  for contract purchase payments                           --           --                99           --         --
Receivable for share redemptions                           88           --               140           40        592
--------------------------------------------------------------------------------------------------------------------
Total assets                                           73,954          597           119,782       33,350    489,778
--------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                         79            1               125           37        528
    Administrative charge                                   9           --                15            4         63
    Contract terminations                                  --           --                --           --          1
Payable for investments purchased                          --           --                99           --         --
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                          88            1               239           41        592
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation
  period                                               73,866           --           119,183       32,699    489,186
Net assets applicable to contracts in payment
  period                                                   --           --                --           --         --
Net assets applicable to seed money                        --          596               360          610         --
--------------------------------------------------------------------------------------------------------------------
Total net assets                                      $73,866         $596          $119,543      $33,309   $489,186
--------------------------------------------------------------------------------------------------------------------
(1) Investment shares                                   3,428           45             6,376        2,183     15,417
(2) Investments, at cost                              $87,219         $465          $144,024      $21,558   $658,611
--------------------------------------------------------------------------------------------------------------------




See accompanying notes to financial statements.


 106    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF ASSETS AND LIABILITIES

                                                                       SEGREGATED ASSET SUBACCOUNTS
                                                  ----------------------------------------------------------------------
                                                                                                   RVS VP       THDL VP
                                                     RVS VP           RVS VP          RVS VP       DIV EQ        EMER
DEC. 31, 2007 (CONTINUED)                              BAL           CASH MGMT       DIV BOND        INC         MKTS
 ASSETS
Investments, at value(1),(2)                         $763,605       $1,229,622      $5,954,057   $6,509,088   $2,475,437
Dividends receivable                                       --              451           1,665           --           --
Accounts receivable from RiverSource Life of NY
  for contract purchase payments                           --              295          28,079       16,471        3,548
Receivable for share redemptions                           --               --              --           --           --
------------------------------------------------------------------------------------------------------------------------
Total assets                                          763,605        1,230,368       5,983,801    6,525,559    2,478,985
------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                        814            1,175           5,940        6,465        2,543
    Administrative charge                                  98              145             749          819          320
    Contract terminations                               9,771              164           4,905          246        5,536
Payable for investments purchased                          --               --              --           --           --
------------------------------------------------------------------------------------------------------------------------
Total liabilities                                      10,683            1,484          11,594        7,530        8,399
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                                 752,922        1,219,626       5,966,129    6,517,889    2,470,367
Net assets applicable to contracts in payment
  period                                                   --               --              --           --           --
Net assets applicable to seed money                        --            9,258           6,078          140          219
------------------------------------------------------------------------------------------------------------------------
Total net assets                                     $752,922       $1,228,884      $5,972,207   $6,518,029   $2,470,586
------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                                  50,599        1,230,327         566,859      400,691      110,084
(2) Investments, at cost                             $817,537       $1,229,839      $5,923,179   $6,069,778   $1,810,332
------------------------------------------------------------------------------------------------------------------------


                                                                       SEGREGATED ASSET SUBACCOUNTS
                                                  ----------------------------------------------------------------------
                                                  RVS PTNRS VP        RVS VP                       RVS VP       RVS VP
                                                   FUNDAMENTAL   GLOBAL INFLATION     RVS VP      HI YIELD        INC
DEC. 31, 2007 (CONTINUED)                              VAL           PROT SEC           GRO         BOND          OPP
 ASSETS
Investments, at value(1),(2)                       $2,124,357       $2,067,407         $65,510     $275,095   $1,659,630
Dividends receivable                                       --               --              --          153          790
Accounts receivable from RiverSource Life of NY
  for contract purchase payments                        8,385           10,196              --           14        7,392
Receivable for share redemptions                           --               --              --           --           --
------------------------------------------------------------------------------------------------------------------------
Total assets                                        2,132,742        2,077,603          65,510      275,262    1,667,812
------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                      2,076            2,056              56          281        1,645
    Administrative charge                                 266              260               8           35          208
    Contract terminations                                 201            3,798              --           --          532
Payable for investments purchased                          --               --              --           --           --
------------------------------------------------------------------------------------------------------------------------
Total liabilities                                       2,543            6,114              64          316        2,385
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                               2,130,034        2,065,231          64,484      260,499    1,659,561
Net assets applicable to contracts in payment
  period                                                   --               --              --           --           --
Net assets applicable to seed money                       165            6,258             962       14,447        5,866
------------------------------------------------------------------------------------------------------------------------
Total net assets                                   $2,130,199       $2,071,489         $65,446     $274,946   $1,665,427
------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                                 189,621          201,128           8,561       42,462      168,341
(2) Investments, at cost                           $2,190,379       $1,989,092         $51,119     $284,745   $1,711,042
------------------------------------------------------------------------------------------------------------------------




See accompanying notes to financial statements.


                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    107

STATEMENTS OF ASSETS AND LIABILITIES

                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                  ------------------------------------------------------------------
                                                    THDL VP       RVS VP        RVS VP        RVS VP        RVS VP
                                                     INTL         LG CAP        LG CAP        MID CAP       MID CAP
DEC. 31, 2007 (CONTINUED)                             OPP           EQ            VAL           GRO           VAL
 ASSETS
Investments, at value(1),(2)                         $89,114     $873,721           $718      $148,266          $898
Dividends receivable                                      --           --             --            --            --
Accounts receivable from RiverSource Life of NY
  for contract purchase payments                          --        2,132             --            --            --
Receivable for share redemptions                          --           --             --            --            --
--------------------------------------------------------------------------------------------------------------------
Total assets                                          89,114      875,853            718       148,266           898
--------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                        96          901             --           157            --
    Administrative charge                                 11          111             --            19            --
    Contract terminations                                  1            2             --             1            --
Payable for investments purchased                         --           --             --            --            --
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                        108        1,014             --           177            --
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                                 88,007      873,927             --       147,434            --
Net assets applicable to contracts in payment
  period                                                  --           --             --            --            --
Net assets applicable to seed money                      999          912            718           655           898
--------------------------------------------------------------------------------------------------------------------
Total net assets                                     $89,006     $874,839           $718      $148,089          $898
--------------------------------------------------------------------------------------------------------------------
(1) Investment shares                                  6,057       34,575             65        11,538            61
(2) Investments, at cost                             $71,555     $793,895           $712      $141,493          $935
--------------------------------------------------------------------------------------------------------------------


                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                  ------------------------------------------------------------------
                                                                                RVS VP     RVS PTNRS VP    VANK LIT
                                                    RVS VP     RVS PTNRS VP      SHORT        SM CAP       COMSTOCK,
DEC. 31, 2007 (CONTINUED)                           S&P 500     SELECT VAL     DURATION         VAL          CL II
 ASSETS
Investments, at value(1),(2)                      $1,751,832         $927     $1,435,091    $1,669,907    $5,520,596
Dividends receivable                                      --           --            374            --            --
Accounts receivable from RiverSource Life of NY
  for contract purchase payments                          --           --          1,473         3,479        15,101
Receivable for share redemptions                          --           --             --            --         6,384
--------------------------------------------------------------------------------------------------------------------
Total assets                                       1,751,832          927      1,436,938     1,673,386     5,542,081
--------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                     1,687           --          1,379         1,695         5,546
    Administrative charge                                223           --            182           211           695
    Contract terminations                                 --           --              6            --           143
Payable for investments purchased                         --           --             --            --        15,101
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                      1,910           --          1,567         1,906        21,485
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                              1,749,365           --      1,429,306     1,671,031     5,520,434
Net assets applicable to contracts in payment
  period                                                  --           --             --            --            --
Net assets applicable to seed money                      557          927          6,065           449           162
--------------------------------------------------------------------------------------------------------------------
Total net assets                                  $1,749,922         $927     $1,435,371    $1,671,480    $5,520,596
--------------------------------------------------------------------------------------------------------------------
(1) Investment shares                                178,190           87        140,240       122,495       400,043
(2) Investments, at cost                          $1,406,555         $989     $1,439,861    $1,760,616    $5,484,365
--------------------------------------------------------------------------------------------------------------------




See accompanying notes to financial statements.


 108    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF ASSETS AND LIABILITIES

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                              ---------------------------------------------------------------------------
                                                  VANK UIF         VANK UIF        VANK UIF
                                              GLOBAL REAL EST,   MID CAP GRO,   U.S. REAL EST,      WANGER       WANGER
DEC. 31, 2007 (CONTINUED)                           CL II            CL II           CL II       INTL SM CAP   U.S. SM CO
 ASSETS
Investments, at value(1),(2)                      $496,357          $  980          $57,316       $2,756,732   $1,633,509
Dividends receivable                                    --              --               --               --           --
Accounts receivable from RiverSource Life of
  NY for contract purchase payments                  4,312              --              971            4,741        3,226
Receivable for share redemptions                       587               1               63            3,218        1,882
-------------------------------------------------------------------------------------------------------------------------
Total assets                                       501,256             981           58,350        2,764,691    1,638,617
-------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                     478               1               56            2,771        1,630
    Administrative charge                               61              --                7              349          206
    Contract terminations                               48              --               --               97           46
Payable for investments purchased                    4,312              --              971            4,741        3,226
-------------------------------------------------------------------------------------------------------------------------
Total liabilities                                    4,899               1            1,034            7,958        5,108
-------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                              496,228              --           56,514        2,756,253    1,633,148
Net assets applicable to contracts in
  payment period                                        --              --               --               --           --
Net assets applicable to seed money                    129             980              802              480          361
-------------------------------------------------------------------------------------------------------------------------
Total net assets                                  $496,357          $  980          $57,316       $2,756,733   $1,633,509
-------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                               45,454              68            2,627           62,596       45,050
(2) Investments, at cost                          $543,162          $1,002          $61,152       $2,216,544   $1,605,414
-------------------------------------------------------------------------------------------------------------------------




See accompanying notes to financial statements.



                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    109

STATEMENTS OF OPERATIONS

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                              ---------------------------------------------------------------------------
                                                    AIM VI          AIM VI       AIM VI         AIM VI           AIM VI
                                                  BASIC VAL,       CAP APPR,    CAP DEV,       CORE EQ,         CORE EQ,
PERIOD ENDED DEC. 31, 2007                          SER II         SER II(1)     SER II          SER I           SER II
 INVESTMENT INCOME
Dividend income                                    $  3,483            $ --       $   --       $  9,518             $ 86
Variable account expenses                            14,171               8        2,447         12,817               93
-------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                     (10,688)             (8)      (2,447)        (3,299)              (7)
-------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                             121,695             240       24,605        198,145              391
    Cost of investments sold                         99,856             239       18,741        172,025              345
-------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                        21,839               1        5,864         26,120               46
Distributions from capital gains                     58,789              --       15,320             --               --
Net change in unrealized appreciation or
  depreciation of investments                       (65,836)             38       (2,810)        37,698              517
-------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                       14,792              39       18,374         63,818              563
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                        $  4,104            $ 31      $15,927       $ 60,519             $556
-------------------------------------------------------------------------------------------------------------------------


                                                                      SEGREGATED ASSET SUBACCOUNTS
                                              ---------------------------------------------------------------------------
                                                    AIM VI          AIM VI       AIM VI         AIM VI           AB VPS
                                              GLOBAL HLTH CARE,    INTL GRO,   INTL GRO,   MID CAP CORE EQ,   BAL SHARES,
PERIOD ENDED DEC. 31, 2007 (CONTINUED)            SER II(1)          SER I     SER II(1)        SER II            CL B
 INVESTMENT INCOME
Dividend income                                        $ --         $   597     $  4,090        $    57          $ 7,531
Variable account expenses                                 5           2,246        6,034          1,651            4,125
-------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                          (5)         (1,649)      (1,944)        (1,594)           3,406
-------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                                 233          61,347       57,020         28,052           28,155
    Cost of investments sold                            233          39,289       57,544         25,469           25,650
-------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                            --          22,058         (524)         2,583            2,505
Distributions from capital gains                         --              --           --          1,718            6,898
Net change in unrealized appreciation or
  depreciation of investments                            28             349      (12,254)         7,239           (6,748)
-------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                           28          22,407      (12,778)        11,540            2,655
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                            $ 23         $20,758     $(14,722)       $ 9,946          $ 6,061
-------------------------------------------------------------------------------------------------------------------------


                                                                      SEGREGATED ASSET SUBACCOUNTS
                                              ---------------------------------------------------------------------------
                                                    AB VPS          AB VPS       AB VPS         AB VPS           AC VP
                                                 GLOBAL TECH,     GRO & INC,   INTL VAL,      LG CAP GRO,      INC & GRO,
YEAR ENDED DEC. 31, 2007 (CONTINUED)                 CL B            CL B         CL B           CL B             CL I
 INVESTMENT INCOME
Dividend income                                     $    --        $ 18,595     $ 26,275        $    --         $  4,590
Variable account expenses                             2,948          21,956       36,676          5,683            3,362
-------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                      (2,948)         (3,361)     (10,401)        (5,683)           1,228
-------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                              31,308         109,175      340,114         65,513          110,318
    Cost of investments sold                         24,676          87,122      275,513         50,303           87,332
-------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                         6,632          22,053       64,601         15,210           22,986
Distributions from capital gains                         --          76,488       98,483             --               --
Net change in unrealized appreciation or
  depreciation of investments                        35,293         (51,848)     (82,716)        33,494          (24,578)
-------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                       41,925          46,693       80,368         48,704           (1,592)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                         $38,977        $ 43,332     $ 69,967        $43,021        $    (364)
-------------------------------------------------------------------------------------------------------------------------




See accompanying notes to financial statements.


 110    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF OPERATIONS

                                                                     SEGREGATED ASSET SUBACCOUNTS
                                           --------------------------------------------------------------------------------
                                                AC VP            AC VP           AC VP            AC VP            AC VP
                                           INFLATION PROT,       INTL,       MID CAP VAL,         ULTRA,            VAL,
PERIOD ENDED DEC. 31, 2007 (CONTINUED)          CL II            CL II         CL II(1)           CL II             CL I
 INVESTMENT INCOME
Dividend income                                $ 81,122             $  5          $   5         $       --         $ 2,388
Variable account expenses                        24,661                6              4             43,575           1,992
---------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                  56,461               (1)             1            (43,575)            396
---------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                         326,011               12            232          2,413,156          34,624
    Cost of investments sold                    330,404                8            233          2,141,703          28,737
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                    (4,393)               4             (1)           271,453           5,887
Distributions from capital gains                     --               --             --                 --          12,381
Net change in unrealized appreciation or
  depreciation of investments                    89,533              134           (110)           371,006         (26,041)
---------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                   85,140              138           (111)           642,459          (7,773)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                    $141,601             $137          $(110)        $  598,884        $ (7,377)
---------------------------------------------------------------------------------------------------------------------------


                                                                     SEGREGATED ASSET SUBACCOUNTS
                                           --------------------------------------------------------------------------------
                                                AC VP             COL             COL              COL              COL
                                                 VAL,          HI YIELD,     MARSICO GRO,   MARSICO INTL OPP,   SM CAP VAL,
PERIOD ENDED DEC. 31, 2007 (CONTINUED)          CL II           VS CL B       VS CL A(1)        VS CL B(1)        VS CL B
 INVESTMENT INCOME
Dividend income                                $  1,544         $ 37,262       $    310               $  1       $     811
Variable account expenses                         1,814            8,021         13,873                  4          10,905
---------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                    (270)          29,241        (13,563)                (3)        (10,094)
---------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                           1,931          381,405        222,568                232          79,195
    Cost of investments sold                      1,956          384,010        211,930                233          85,289
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                       (25)          (2,605)        10,638                 (1)         (6,094)
Distributions from capital gains                  8,820               --             --                 30          32,715
Net change in unrealized appreciation or
  depreciation of investments                   (19,129)         (25,021)       137,455                 65        (189,789)
---------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                  (10,334)         (27,626)       148,093                 94        (163,168)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                    $(10,604)        $  1,615       $134,530               $ 91       $(173,262)
---------------------------------------------------------------------------------------------------------------------------


                                                                     SEGREGATED ASSET SUBACCOUNTS
                                           --------------------------------------------------------------------------------
                                                  CS            DREY IP         DREY IP          DREY VIF         DREY VIF
                                              COMMODITY      MIDCAP STOCK,     TECH GRO,          APPR,           INTL EQ,
PERIOD ENDED DEC. 31, 2007 (CONTINUED)        RETURN(1)           SERV           SERV              SERV           SERV(1)
 INVESTMENT INCOME
Dividend income                                     $31           $  108       $     --               $144            $ --
Variable account expenses                             4              489          9,901                147              60
---------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                      27             (381)        (9,901)                (3)            (60)
---------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                               7            5,720        535,931                161             367
    Cost of investments sold                          7            5,819        460,457                134             359
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                        --              (99)        75,474                 27               8
Distributions from capital gains                     --            4,224             --                 --              --
Net change in unrealized appreciation or
  depreciation of investments                        60           (3,637)        45,104                551             620
---------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                       60              488        120,578                578             628
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                         $87           $  107       $110,677               $575            $568
---------------------------------------------------------------------------------------------------------------------------




See accompanying notes to financial statements.


                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    111

STATEMENTS OF OPERATIONS

                                                                     SEGREGATED ASSET SUBACCOUNTS
                                            -----------------------------------------------------------------------------
                                              DREY VIF         EV VT            FID VIP          FID VIP        FID VIP
                                              INTL VAL,    FLOATING-RATE      CONTRAFUND,         GRO,        INVEST GR,
PERIOD ENDED DEC. 31, 2007 (CONTINUED)          SERV           INC(1)          SERV CL 2        SERV CL 2      SERV CL 2
 INVESTMENT INCOME
Dividend income                                   $ 14        $ 23,884        $   110,582       $   2,526      $ 66,025
Variable account expenses                            6           4,868            199,313           9,468        30,872
-------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                      8          19,016            (88,731)         (6,942)       35,153
-------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                             14          48,226          3,654,184          17,760       339,540
    Cost of investments sold                        13          49,311          3,105,673          13,124       338,635
-------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                        1          (1,085)           548,511           4,636           905
Distributions from capital gains                   126              --          3,780,699             465            --
Net change in unrealized appreciation or
  depreciation of investments                     (111)        (26,806)        (1,972,561)        149,642        49,355
-------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                      16         (27,891)         2,356,649         154,743        50,260
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                       $ 24        $ (8,875)       $ 2,267,918       $ 147,801      $ 85,413
-------------------------------------------------------------------------------------------------------------------------


                                                                     SEGREGATED ASSET SUBACCOUNTS
                                            -----------------------------------------------------------------------------
                                               FID VIP        FID VIP        FTVIPT FRANK     FTVIPT FRANK   FTVIPT FRANK
                                              MID CAP,       OVERSEAS,     GLOBAL REAL EST,     INC SEC,     RISING DIVD,
YEAR ENDED DEC. 31, 2007 (CONTINUED)          SERV CL 2      SERV CL 2           CL 2             CL 2           CL 2
 INVESTMENT INCOME
Dividend income                               $ 25,336        $ 29,838           $  8,620            $ 81          $ 24
Variable account expenses                       70,495          13,680              4,875              30             6
-------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                (45,159)         16,158              3,745              51            18
-------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                        509,392         505,807             42,229              39            13
    Cost of investments sold                   423,750         391,346             32,636              34            11
-------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                   85,642         114,461              9,593               5             2
Distributions from capital gains               433,027          72,654             25,166              15            15
Net change in unrealized appreciation or
  depreciation of investments                  159,679         (36,831)          (125,618)            (21)          (67)
-------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                 678,348         150,284            (90,859)             (1)          (50)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                   $633,189        $166,442          $ (87,114)           $ 50          $(32)
-------------------------------------------------------------------------------------------------------------------------


                                                                     SEGREGATED ASSET SUBACCOUNTS
                                            -----------------------------------------------------------------------------
                                            FTVIPT FRANK    FTVIPT FRANK        FTVIPT           FTVIPT         FTVIPT
                                             SM CAP VAL,     SM MID CAP      MUTUAL SHARES      TEMP FOR      TEMP GLOBAL
YEAR ENDED DEC. 31, 2007 (CONTINUED)            CL 2         GRO, CL 2         SEC, CL 2        SEC, CL 2      INC, CL 2
 INVESTMENT INCOME
Dividend income                               $  4,304        $     --        $    90,976        $ 14,601      $ 58,785
Variable account expenses                        8,949          17,202             77,001          10,210        27,656
-------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                 (4,645)        (17,202)            13,975           4,391        31,129
-------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                        120,783         122,761          2,341,138          44,820       380,468
    Cost of investments sold                    91,668         101,709          1,927,133          31,132       356,491
-------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                   29,115          21,052            414,005          13,688        23,977
Distributions from capital gains                44,255          92,628            222,739          33,303            --
Net change in unrealized appreciation or
  depreciation of investments                  (94,780)         15,834           (444,635)         46,223       135,449
-------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                 (21,410)        129,514            192,109          93,214       159,426
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                   $(26,055)       $112,312        $   206,084        $ 97,605      $190,555
-------------------------------------------------------------------------------------------------------------------------




See accompanying notes to financial statements.


 112    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF OPERATIONS

                                                                     SEGREGATED ASSET SUBACCOUNTS
                                              -------------------------------------------------------------------------
                                                 FTVIPT        GS VIT          GS VIT                      JANUS ASPEN
                                                TEMP GRO    MID CAP VAL,    STRUCTD U.S.    JANUS ASPEN    LG CAP GRO,
PERIOD ENDED DEC. 31, 2007 (CONTINUED)         SEC, CL 2        INST         EQ, INST(1)     BAL, INST       SERV(1)
 INVESTMENT INCOME
Dividend income                                     $ 10      $  22,705            $ 10      $  56,553       $  8,520
Variable account expenses                              6         35,087               4         33,126         15,806
-----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                        4        (12,382)              6         23,427         (7,286)
-----------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                               11        702,250               4        750,635        157,570
    Cost of investments sold                           9        663,273               5        629,740        156,149
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                          2         38,977              (1)       120,895          1,421
Distributions from capital gains                      33        420,153              71             --             --
Net change in unrealized appreciation or
  depreciation of investments                        (37)      (394,773)           (146)        61,106         61,397
-----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                        (2)        64,357             (76)       182,001         62,818
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                         $  2      $  51,975           $ (70)     $ 205,428       $ 55,532
-----------------------------------------------------------------------------------------------------------------------


                                                                     SEGREGATED ASSET SUBACCOUNTS
                                              -------------------------------------------------------------------------
                                              JANUS ASPEN     LM PTNRS           MFS            MFS            MFS
                                               WORLD GRO,    VAR SM CAP    INV GRO STOCK,     NEW DIS,    TOTAL RETURN,
PERIOD ENDED DEC. 31, 2007 (CONTINUED)            INST      GRO, CL I(1)       SERV CL        SERV CL        SERV CL
 INVESTMENT INCOME
Dividend income                                $   3,546           $ --         $   318        $    --      $  88,455
Variable account expenses                          6,906              4           4,678          4,176         46,876
-----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                   (3,360)            (4)         (4,360)        (4,176)        41,579
-----------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                          110,822            305          26,409          9,292        512,596
    Cost of investments sold                     114,405            305          21,885          7,347        465,262
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                     (3,583)            --           4,524          1,945         47,334
Distributions from capital gains                      --             66              --         23,422         92,203
Net change in unrealized appreciation or
  depreciation of investments                     46,456            (59)         35,282        (17,994)       (79,442)
-----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                    42,873              7          39,806          7,373         60,095
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                    $  39,513           $  3        $ 35,446       $  3,197      $ 101,674
-----------------------------------------------------------------------------------------------------------------------


                                                                     SEGREGATED ASSET SUBACCOUNTS
                                              -------------------------------------------------------------------------
                                                  MFS                                                         OPPEN
                                               UTILITIES,       OPCAP           OPCAP          OPCAP         CAP APPR
YEAR ENDED DEC. 31, 2007 (CONTINUED)            SERV CL          EQ            MANAGED         SM CAP           VA
 INVESTMENT INCOME
Dividend income                                  $ 1,160        $   560       $  10,005      $      --      $   1,418
Variable account expenses                          1,814          1,318           6,711          2,516          8,657
-----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                     (654)          (758)          3,294         (2,516)        (7,239)
-----------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                           10,272         50,724         256,434         64,775        179,472
    Cost of investments sold                       8,074         43,462         259,886         54,283        153,851
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                      2,198          7,262          (3,452)        10,492         25,621
Distributions from capital gains                   9,958         14,335          33,740         40,040             --
Net change in unrealized appreciation or
  depreciation of investments                     21,537        (16,913)        (26,082)       (46,909)        55,972
-----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                    33,693          4,684           4,206          3,623         81,593
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                     $ 33,039        $ 3,926       $   7,500      $   1,107      $  74,354
-----------------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.


                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    113

STATEMENTS OF OPERATIONS

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                              ---------------------------------------------------------------------------
                                                   OPPEN              OPPEN           OPPEN        OPPEN         OPPEN
                                               CAP APPR VA,      GLOBAL SEC VA,       HI INC    HI INC VA,    MAIN ST SM
YEAR ENDED DEC. 31, 2007 (CONTINUED)               SERV               SERV              VA         SERV      CAP VA, SERV
 INVESTMENT INCOME
Dividend income                                  $     427          $  7,985        $  19,266    $  16,090    $    4,541
Variable account expenses                           61,292             9,279            3,523        3,760        39,200
-------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                    (60,865)           (1,294)          15,743       12,330       (34,659)
-------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                            517,539           153,042           85,050       47,804       334,490
    Cost of investments sold                       417,811           115,397           93,558       49,579       250,796
-------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                       99,728            37,645           (8,508)      (1,775)       83,694
Distributions from capital gains                        --            33,394               --           --        98,202
Net change in unrealized appreciation or
  depreciation of investments                      484,351           (34,525)          (9,711)     (19,619)     (212,927)
-------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                     584,079            36,514          (18,219)     (21,394)      (31,031)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                      $ 523,214          $ 35,220        $  (2,476)   $  (9,064)   $  (65,690)
-------------------------------------------------------------------------------------------------------------------------


                                                                      SEGREGATED ASSET SUBACCOUNTS
                                              ---------------------------------------------------------------------------
                                                   OPPEN            PIMCO VIT         PUT VT      PUT VT        PUT VT
                                              STRATEGIC BOND   ALL ASSET, ADVISOR    DIV INC,    DIV INC,     GRO & INC,
PERIOD ENDED DEC. 31, 2007 (CONTINUED)           VA, SERV             CL(1)           CL IA        CL IB         CL IA
 INVESTMENT INCOME
Dividend income                                  $ 224,212          $134,324        $   5,445    $  19,534      $  5,354
Variable account expenses                           98,621            14,387            1,503        5,062         4,474
-------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                    125,591           119,937            3,942       14,472           880
-------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                            748,544           146,435           15,479      194,489        81,504
    Cost of investments sold                       705,079           145,561           16,952      203,849        82,163
-------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                       43,465               874           (1,473)      (9,360)         (659)
Distributions from capital gains                        --                --               --           --        51,226
Net change in unrealized appreciation or
  depreciation of investments                      416,330           (37,587)             371        3,949       (70,699)
-------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                     459,795           (36,713)          (1,102)      (5,411)      (20,132)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                      $ 585,386          $ 83,224        $   2,840    $   9,061     $ (19,252)
-------------------------------------------------------------------------------------------------------------------------


                                                                      SEGREGATED ASSET SUBACCOUNTS
                                              ---------------------------------------------------------------------------
                                                  PUT VT             PUT VT           PUT VT      PUT VT        PUT VT
                                                GRO & INC,       HLTH SCIENCES,     HI YIELD,    HI YIELD,     INTL EQ,
YEAR ENDED DEC. 31, 2007 (CONTINUED)               CL IB              CL IB           CL IA        CL IB         CL IB
 INVESTMENT INCOME
Dividend income                                  $  13,601              $  5         $ 10,923     $ 14,166       $ 6,218
Variable account expenses                           13,384                 5            1,903        2,394         2,006
-------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                        217                --            9,020       11,772         4,212
-------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                            425,016                 9           23,690       53,485       149,882
    Cost of investments sold                       414,618                 8           29,559       61,799       125,021
-------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                       10,398                 1           (5,869)      (8,314)       24,861
Distributions from capital gains                   156,292                --               --           --        26,920
Net change in unrealized appreciation or
  depreciation of investments                     (218,690)              (11)            (445)        (535)      (46,560)
-------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                     (52,000)              (10)          (6,314)      (8,849)        5,221
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                      $ (51,783)            $ (10)         $ 2,706     $  2,923       $ 9,433
-------------------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.


 114    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF OPERATIONS

                                                                     SEGREGATED ASSET SUBACCOUNTS
                                              -------------------------------------------------------------------------
                                                 PUT VT           PUT VT           PUT VT         PUT VT        PUT VT
                                                NEW OPP,         RESEARCH,      SM CAP VAL,       VISTA,       VOYAGER,
YEAR ENDED DEC. 31, 2007 (CONTINUED)              CL IA            CL IB           CL IB          CL IB         CL IB
 INVESTMENT INCOME
Dividend income                                   $  138               $ 2         $  5,101          $  --     $     --
Variable account expenses                          1,166                 4            7,347            490        8,005
-----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                   (1,028)               (2)          (2,246)          (490)      (8,005)
-----------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                           23,197                 8          972,302            676      154,763
    Cost of investments sold                      27,721                 6          980,239            429      211,274
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                     (4,524)                2           (7,937)           247      (56,511)
Distributions from capital gains                      --                --          102,030             --           --
Net change in unrealized appreciation or
  depreciation of investments                      9,613                (1)         (73,607)         1,011       88,029
-----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                     5,089                 1           20,486          1,258       31,518
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                      $ 4,061              $ (1)        $ 18,240          $ 768     $ 23,513
-----------------------------------------------------------------------------------------------------------------------


                                                                     SEGREGATED ASSET SUBACCOUNTS
                                              -------------------------------------------------------------------------
                                                 RVS VP           RVS VP           RVS VP         RVS VP       THDL VP
YEAR ENDED DEC. 31, 2007 (CONTINUED)               BAL           CASH MGMT        DIV BOND      DIV EQ INC    EMER MKTS
 INVESTMENT INCOME
Dividend income                                 $ 24,240        $   49,145       $  226,276     $   91,315     $ 12,964
Variable account expenses                         12,144            13,924           63,543         76,176       29,687
-----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                   12,096            35,221          162,733         15,139      (16,723)
-----------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                          228,999         1,250,015        1,383,849      1,216,307      782,194
    Cost of investments sold                     238,169         1,250,020        1,395,701      1,081,052      610,833
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                     (9,170)               (5)         (11,852)       135,255      171,361
Distributions from capital gains                  19,244                --               --         71,240      105,971
Net change in unrealized appreciation or
  depreciation of investments                    (17,272)             (218)          30,678        115,702      449,887
-----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                    (7,198)             (223)          18,826        322,197      727,219
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                     $  4,898        $   34,998       $  181,559     $  337,336     $710,496
-----------------------------------------------------------------------------------------------------------------------


                                                                     SEGREGATED ASSET SUBACCOUNTS
                                              -------------------------------------------------------------------------
                                              RVS PTNRS VP        RVS VP
                                               FUNDAMENTAL   GLOBAL INFLATION      RVS VP         RVS VP        RVS VP
PERIOD ENDED DEC. 31, 2007 (CONTINUED)           VAL(1)          PROT SEC           GRO       HI YIELD BOND    INC OPP
 INVESTMENT INCOME
Dividend income                                 $  9,476        $   43,470           $  691       $ 20,530     $ 83,077
Variable account expenses                         11,198            24,438              817          3,724       15,870
-----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                   (1,722)           19,032             (126)        16,806       67,207
-----------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                           89,492         1,174,223           11,013         52,169      189,348
    Cost of investments sold                      91,942         1,182,415            8,946         51,309      192,034
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                     (2,450)           (8,192)           2,067            860       (2,686)
Distributions from capital gains                   4,060                --               --             --        2,364
Net change in unrealized appreciation or
  depreciation of investments                    (66,022)          101,224             (692)       (16,195)     (63,995)
-----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                   (64,412)           93,032            1,375        (15,335)     (64,317)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                     $(66,134)       $  112,064          $ 1,249       $  1,471     $  2,890
-----------------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.


                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    115

STATEMENTS OF OPERATIONS

                                                                     SEGREGATED ASSET SUBACCOUNTS
                                           --------------------------------------------------------------------------------
                                                THDL VP          RVS VP          RVS VP          RVS VP          RVS VP
PERIOD ENDED DEC. 31, 2007 (CONTINUED)         INTL OPP         LG CAP EQ      LG CAP VAL      MID CAP GRO   MID CAP VAL(1)
 INVESTMENT INCOME
Dividend income                                  $   990        $ 12,836           $  11          $    95          $   13
Variable account expenses                          1,467          13,333              --            2,397              43
---------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                     (477)           (497)             11           (2,302)            (30)
---------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                           56,579         261,632           4,054           69,643          15,880
    Cost of investments sold                      46,407         234,264           4,024           68,189          16,063
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                     10,172          27,368              30            1,454            (183)
Distributions from capital gains                      --           5,768              53            1,718              10
Net change in unrealized appreciation or
  depreciation of investments                      2,163         (10,698)            (74)          19,661             (37)
---------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                    12,335          22,438               9           22,833            (210)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                     $ 11,858        $ 21,941           $  20         $ 20,531          $ (240)
---------------------------------------------------------------------------------------------------------------------------


                                                                     SEGREGATED ASSET SUBACCOUNTS
                                           --------------------------------------------------------------------------------
                                                                                                                VANK LIT
                                                RVS VP        RVS PTNRS VP       RVS VP       RVS PTNRS VP      COMSTOCK,
YEAR ENDED DEC. 31, 2007 (CONTINUED)            S&P 500        SELECT VAL    SHORT DURATION    SM CAP VAL         CL II
 INVESTMENT INCOME
Dividend income                                $  29,830            $  9        $ 56,049        $  14,117      $   89,902
Variable account expenses                         23,484              --          17,445           23,160          75,879
---------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                    6,346               9          38,604           (9,043)         14,023
---------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                          433,881             461         204,020          309,541       1,578,703
    Cost of investments sold                     356,578             463         207,575          294,589       1,459,089
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                     77,303              (2)         (3,555)          14,952         119,614
Distributions from capital gains                  14,079              96              --           49,172         124,747
Net change in unrealized appreciation or
  depreciation of investments                    (30,000)            (79)         15,865         (155,783)       (421,959)
---------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                    61,382              15          12,310          (91,659)       (177,598)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                    $  67,728            $ 24        $ 50,914        $(100,702)     $ (163,575)
---------------------------------------------------------------------------------------------------------------------------


                                                                     SEGREGATED ASSET SUBACCOUNTS
                                           --------------------------------------------------------------------------------
                                               VANK UIF         VANK UIF        VANK UIF
                                           GLOBAL REAL EST,   MID CAP GRO,   U.S. REAL EST,      WANGER          WANGER
PERIOD ENDED DEC. 31, 2007 (CONTINUED)         CL II(1)         CL II(1)          CL II        INTL SM CAP     U.S. SM CO
 INVESTMENT INCOME
Dividend income                                $     725           $  --        $    668        $  21,060         $    --
Variable account expenses                          2,768               5             931           34,470          17,149
---------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                   (2,043)             (5)           (263)         (13,410)        (17,149)
---------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                          200,721           6,009          24,197          669,586         173,418
    Cost of investments sold                     201,842           6,010          20,521          532,461         163,701
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                     (1,121)             (1)          3,676          137,125           9,717
Distributions from capital gains                     175              37           6,202          189,640          55,296
Net change in unrealized appreciation or
  depreciation of investments                    (46,805)            (22)        (22,162)          35,212         (36,330)
---------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                   (47,751)             14         (12,284)         361,977          28,683
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                    $ (49,794)          $   9        $(12,547)       $ 348,567        $ 11,534
---------------------------------------------------------------------------------------------------------------------------



   (1) For the period May 1, 2007 (commencement of operations) to Dec. 31, 2007.

See accompanying notes to financial statements.


 116    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS


                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                        --------------------------------------------------------
                                                          AIM VI       AIM VI     AIM VI      AIM VI     AIM VI
                                                        BASIC VAL,   CAP APPR,   CAP DEV,    CORE EQ,   CORE EQ,
PERIOD ENDED DEC. 31, 2007                                SER II     SER II(2)    SER II      SER I      SER II


 OPERATIONS
----------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                         $  (10,688)    $   (8)   $ (2,447)  $  (3,299)   $   (7)
Net realized gain (loss) on sales of investments            21,839          1       5,864      26,120        46
Distributions from capital gains                            58,789         --      15,320          --        --
Net change in unrealized appreciation or depreciation
  of investments                                           (65,836)        38      (2,810)     37,698       517
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                 4,104         31      15,927      60,519       556
----------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                   2,396      1,850         613       5,676       314
Net transfers(1)                                           (34,548)        (7)       (382)     (3,265)       (7)
Adjustments to net assets allocated to contracts in
  payment period                                                --         --          --          --        --
Contract terminations:
    Surrender benefits and contract charges                (17,756)      (225)     (9,527)   (175,156)     (290)
    Death benefits                                         (20,378)        --          --      (1,589)       --
----------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions             (70,286)     1,618      (9,296)   (174,334)       17
----------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                          1,075,292         --     183,003     919,853     8,499
----------------------------------------------------------------------------------------------------------------
Net assets at end of year                               $1,009,110     $1,649    $189,634   $ 806,038    $9,072
----------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                     642,352         --      91,855     718,870     7,165
Contract purchase payments                                   1,347         --          40       4,144       264
Net transfers(1)                                           (23,589)        --        (272)     (2,550)       --
Contract terminations:
    Surrender benefits and contract charges                 (9,993)        --      (4,582)   (128,541)     (258)
    Death benefits                                         (12,746)        --          --      (1,163)       --
----------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                           597,371         --      87,041     590,760     7,171
----------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    117

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       SEGREGATED ASSET SUBACCOUNTS
                                               ---------------------------------------------------------------------------
                                                     AIM VI          AIM VI      AIM VI          AIM VI           AB VPS
                                               GLOBAL HLTH CARE,   INTL GRO,    INTL GRO,   MID CAP CORE EQ,   BAL SHARES,
PERIOD ENDED DEC. 31, 2007 (CONTINUED)             SER II(2)         SER I      SER II(2)        SER II            CL B


 OPERATIONS
Investment income (loss) -- net                      $   (5)        $ (1,649)  $   (1,944)      $ (1,594)        $  3,406
Net realized gain (loss) on sales of
  investments                                            --           22,058         (524)         2,583            2,505
Distributions from capital gains                         --               --           --          1,718            6,898
Net change in unrealized appreciation or
  depreciation of investments                            28              349      (12,254)         7,239           (6,748)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                              23           20,758      (14,722)         9,946            6,061
--------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                            1,275            3,094      395,789            162           12,856
Net transfers(1)                                         (3)           4,827      740,773        (16,128)          63,702
Adjustments to net assets allocated to
  contracts in payment period                            --               --           --             --               --
Contract terminations:
    Surrender benefits and contract charges            (225)         (54,416)      (7,479)        (1,780)         (15,800)
    Death benefits                                       --             (812)          --         (2,536)          (7,927)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                        1,047          (47,307)   1,129,083        (20,282)          52,831
--------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                          --          169,910           --        127,416          308,374
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                            $1,070         $143,361   $1,114,361       $117,080         $367,266
--------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                   --          102,842           --        106,877          220,537
Contract purchase payments                               --            1,667      381,431            127            8,895
Net transfers(1)                                         --            2,802      693,308        (12,562)          46,341
Contract terminations:
    Surrender benefits and contract charges              --          (30,130)      (5,731)        (1,431)         (10,984)
    Death benefits                                       --             (442)          --         (2,023)          (6,854)
--------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                         --           76,739    1,069,008         90,988          257,935
--------------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



 118    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                   -----------------------------------------------------------------
                                                      AB VPS        AB VPS       AB VPS        AB VPS        AC VP
                                                   GLOBAL TECH,   GRO & INC,    INTL VAL,   LG CAP GRO,   INC & GRO,
YEAR ENDED DEC. 31, 2007 (CONTINUED)                   CL B          CL B         CL B          CL B         CL I
 OPERATIONS
Investment income (loss) -- net                      $ (2,948)    $   (3,361)  $  (10,401)    $ (5,683)    $   1,228
Net realized gain (loss) on sales of investments        6,632         22,053       64,601       15,210        22,986
Distributions from capital gains                           --         76,488       98,483           --            --
Net change in unrealized appreciation or
  depreciation of investments                          35,293        (51,848)     (82,716)      33,494       (24,578)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                      38,977         43,332       69,967       43,021          (364)
--------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                              1,456          1,376      910,920          279         2,808
Net transfers(1)                                          (48)       123,240      138,566         (915)       (1,251)
Adjustments to net assets allocated to contracts
  in payment period                                        --             --           --           --            --
Contract terminations:
    Surrender benefits and contract charges           (22,022)       (81,258)     (39,634)     (57,722)     (100,810)
    Death benefits                                         --             --       (8,875)          --          (934)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions        (20,614)        43,358    1,000,977      (58,358)     (100,187)
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                       229,529      1,443,190    2,207,126      396,460       261,530
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                            $247,892     $1,529,880   $3,278,070     $381,123     $ 160,979
--------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                143,086        809,684    1,427,689      261,889       190,350
Contract purchase payments                                340            465      626,706          181         1,886
Net transfers(1)                                           --         65,349       95,316         (536)         (468)
Contract terminations:
    Surrender benefits and contract charges           (13,272)       (44,186)     (24,462)     (36,466)      (71,994)
    Death benefits                                         --             --       (5,350)          --          (655)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                      130,154        831,312    2,119,899      225,068       119,119
--------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    119

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       SEGREGATED ASSET SUBACCOUNTS
                                                     ---------------------------------------------------------------
                                                          AC VP        AC VP       AC VP         AC VP        AC VP
                                                     INFLATION PROT,   INTL,   MID CAP VAL,      ULTRA,       VAL,
PERIOD ENDED DEC. 31, 2007 (CONTINUED)                    CL II        CL II     CL II(2)        CL II        CL I
 OPERATIONS
Investment income (loss) -- net                         $   56,461      $ (1)     $    1      $   (43,575)  $    396
Net realized gain (loss) on sales of investments            (4,393)        4          (1)         271,453      5,887
Distributions from capital gains                                --        --          --               --     12,381
Net change in unrealized appreciation or
  depreciation of investments                               89,533       134        (110)         371,006    (26,041)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                          141,601       137        (110)         598,884     (7,377)
--------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                  35,637        --       1,275          582,223        180
Net transfers(1)                                           (77,001)       (6)         (4)      (2,111,195)      (269)
Adjustments to net assets allocated to contracts in
  payment period                                                --        --          --               --         83
Contract terminations:
    Surrender benefits and contract charges                (28,137)       --        (225)         (47,691)   (29,238)
    Death benefits                                         (31,780)       --          --          (14,602)      (629)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions            (101,281)       (6)      1,046       (1,591,265)   (29,873)
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                          1,812,918       797          --        3,349,072    153,654
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                               $1,853,238      $928      $  936      $ 2,356,691   $116,404
--------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                   1,779,013        --          --        3,359,806     81,369
Contract purchase payments                                  34,147        --          --          563,410         94
Net transfers(1)                                           (71,983)       --          --       (1,862,744)       (13)
Contract terminations:
    Surrender benefits and contract charges                (27,153)       --          --          (45,250)   (15,160)
    Death benefits                                         (30,991)       --          --          (14,399)      (320)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                         1,683,033        --          --        2,000,823     65,970
--------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



 120    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                 ---------------------------------------------------------------------
                                                   AC VP       COL           COL              COL              COL
                                                   VAL,     HI YIELD,   MARSICO GRO,   MARSICO INTL OPP,   SM CAP VAL,
PERIOD ENDED DEC. 31, 2007 (CONTINUED)             CL II     VS CL B     VS CL A(2)        VS CL B(2)        VS CL B
 OPERATIONS
Investment income (loss) -- net                  $   (270)  $  29,241    $  (13,563)         $   (3)        $  (10,094)
Net realized gain (loss) on sales of
  investments                                         (25)     (2,605)       10,638              (1)            (6,094)
Distributions from capital gains                    8,820          --            --              30             32,715
Net change in unrealized appreciation or
  depreciation of investments                     (19,129)    (25,021)      137,455              65           (189,789)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                 (10,604)      1,615       134,530              91           (173,262)
----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                         87,866      88,186       930,594           1,275            763,511
Net transfers(1)                                       (2)   (291,485)    1,504,209              (3)         1,505,019
Adjustments to net assets allocated to
  contracts in payment period                          --          --            --              --                 --
Contract terminations:
    Surrender benefits and contract charges          (114)    (12,933)      (14,266)           (225)           (11,918)
    Death benefits                                     --      (9,426)           --              --                 --
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     87,750    (225,658)    2,420,537           1,047          2,256,612
----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                    54,755     654,917            --              --              1,041
----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $131,901   $ 430,874    $2,555,067          $1,138         $2,084,391
----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year             43,214     612,581            --              --                 --
Contract purchase payments                         69,404      80,530       873,736              --            626,830
Net transfers(1)                                       --    (270,790)    1,413,559              --          1,200,050
Contract terminations:
    Surrender benefits and contract charges            --     (11,950)      (12,298)             --             (8,974)
    Death benefits                                     --      (8,644)           --              --                 --
----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  112,618     401,727     2,274,997              --          1,817,906
----------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    121

STATEMENTS OF CHANGES IN NET ASSETS


                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                   --------------------------------------------------------------
                                                                     DREY IP       DREY IP    DREY VIF   DREY VIF
                                                   CS COMMODITY   MIDCAP STOCK,   TECH GRO,     APPR,    INTL EQ,
PERIOD ENDED DEC. 31, 2007 (CONTINUED)               RETURN(2)         SERV          SERV       SERV      SERV(2)
 OPERATIONS
Investment income (loss) -- net                       $   27         $  (381)     $  (9,901)   $    (3)   $  (60)
Net realized gain (loss) on sales of investments          --             (99)        75,474         27         8
Distributions from capital gains                          --           4,224             --         --        --
Net change in unrealized appreciation or
  depreciation of investments                             60          (3,637)        45,104        551       620
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                         87             107        110,677        575       568
-----------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                               975              --        127,598         --     7,082
Net transfers(1)                                          (4)          2,813       (460,309)        (1)       (3)
Adjustments to net assets allocated to contracts
  in payment period                                       --              --             --         --        --
Contract terminations:
    Surrender benefits and contract charges               --              (9)       (11,172)        (8)     (304)
    Death benefits                                        --          (3,896)        (3,173)        --        --
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions           971          (1,092)      (347,056)        (9)    6,775
-----------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                           --          35,475        765,262     10,415        --
-----------------------------------------------------------------------------------------------------------------
Net assets at end of year                             $1,058         $34,490      $ 528,883    $10,981    $7,343
-----------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                    --          29,361        710,976      7,491        --
Contract purchase payments                                --              --        115,388         --     5,781
Net transfers(1)                                          --           2,393       (377,476)        --        --
Contract terminations:
    Surrender benefits and contract charges               --              (7)        (9,899)        (8)       --
    Death benefits                                        --          (3,227)        (2,860)        --        --
-----------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                          --          28,520        436,129      7,483     5,781
-----------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.



 122    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS


                                                                       SEGREGATED ASSET SUBACCOUNTS
                                                     ----------------------------------------------------------------
                                                      DREY VIF       EV VT         FID VIP      FID VIP      FID VIP
                                                     INTL VAL,   FLOATING-RATE   CONTRAFUND,      GRO,     INVEST GR,
PERIOD ENDED DEC. 31, 2007 (CONTINUED)                  SERV         INC(2)       SERV CL 2    SERV CL 2    SERV CL 2
 OPERATIONS
Investment income (loss) -- net                        $    8       $ 19,016     $   (88,731)   $ (6,942)  $   35,153
Net realized gain (loss) on sales of investments            1         (1,085)        548,511       4,636          905
Distributions from capital gains                          126             --       3,780,699         465           --
Net change in unrealized appreciation or
  depreciation of investments                            (111)       (26,806)     (1,972,561)    149,642       49,355
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                          24         (8,875)      2,267,918     147,801       85,413
---------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                225        417,593       2,506,241       9,606      853,793
Net transfers(1)                                           (9)       535,621      (2,416,825)     (3,394)     938,474
Adjustments to net assets allocated to contracts in
  payment period                                           --             --              --          --           --
Contract terminations:
    Surrender benefits and contract charges                --        (25,065)       (513,037)     (3,698)     (37,039)
    Death benefits                                         --             --         (34,108)         --      (16,209)
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions            216        928,149        (457,729)      2,514    1,739,019
---------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                           976             --      13,718,132     594,073    1,616,967
---------------------------------------------------------------------------------------------------------------------
Net assets at end of year                              $1,216       $919,274     $15,528,321    $744,388   $3,441,399
---------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                     --             --       8,200,087     386,177    1,558,529
Contract purchase payments                                 --        395,430       1,705,199       5,160      814,885
Net transfers(1)                                           --        535,804      (1,464,955)     (1,859)     904,662
Contract terminations:
    Surrender benefits and contract charges                --         (5,239)       (261,112)     (2,070)     (35,095)
    Death benefits                                         --             --         (22,710)         --      (15,409)
---------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                           --        925,995       8,156,509     387,408    3,227,572
---------------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.



                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    123

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                 --------------------------------------------------------------------
                                                   FID VIP      FID VIP    FTVIPT FRANK   FTVIPT FRANK   FTVIPT FRANK
                                                  MID CAP,     OVERSEAS,    GLOBAL REAL     INC SEC,     RISING DIVD,
YEAR ENDED DEC. 31, 2007 (CONTINUED)              SERV CL 2    SERV CL 2     EST, CL 2        CL 2           CL 2
 OPERATIONS
Investment income (loss) -- net                  $  (45,159)  $   16,158     $   3,745       $   51          $ 18
Net realized gain (loss) on sales of
  investments                                        85,642      114,461         9,593            5             2
Distributions from capital gains                    433,027       72,654        25,166           15            15
Net change in unrealized appreciation or
  depreciation of investments                       159,679      (36,831)     (125,618)         (21)          (67)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                   633,189      166,442       (87,114)          50           (32)
---------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                          698,637       66,623         3,750          225            --
Net transfers(1)                                    111,141     (295,106)        2,351           (5)           (7)
Adjustments to net assets allocated to
  contracts in payment period                            --           --            --           --            --
Contract terminations:
    Surrender benefits and contract charges        (262,375)     (43,597)      (34,354)          (2)           --
    Death benefits                                   (7,525)      (9,325)           --           --            --
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      539,878     (281,405)      (28,253)         218            (7)
---------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   4,438,299    1,097,402       429,606        2,340           998
---------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $5,611,366   $  982,439     $ 314,239       $2,608          $959
---------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            2,097,016      512,436       182,242        1,215            --
Contract purchase payments                          423,114       41,097         1,816           --            --
Net transfers(1)                                     57,940     (152,679)        1,311           --            --
Contract terminations:
    Surrender benefits and contract charges        (106,163)     (18,276)      (14,745)          (1)           --
    Death benefits                                   (4,840)      (6,205)           --           --            --
---------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  2,467,067      376,373       170,624        1,214            --
---------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



 124    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    SEGREGATED ASSET SUBACCOUNTS
                                               ---------------------------------------------------------------------
                                               FTVIPT FRANK   FTVIPT FRANK       FTVIPT        FTVIPT       FTVIPT
                                                SM CAP VAL,    SM MID CAP    MUTUAL SHARES    TEMP FOR   TEMP GLOBAL
YEAR ENDED DEC. 31, 2007 (CONTINUED)               CL 2         GRO, CL 2      SEC, CL 2     SEC, CL 2    INC, CL 2
 OPERATIONS
Investment income (loss) -- net                  $ (4,645)     $  (17,202)    $    13,975     $  4,391    $   31,129
Net realized gain (loss) on sales of
  investments                                      29,115          21,052         414,005       13,688        23,977
Distributions from capital gains                   44,255          92,628         222,739       33,303            --
Net change in unrealized appreciation or
  depreciation of investments                     (94,780)         15,834        (444,635)      46,223       135,449
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                       (26,055)        112,312         206,084       97,605       190,555
--------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                          1,048          24,598         398,269        3,990     1,102,882
Net transfers(1)                                  (46,600)        (50,763)     (1,267,006)     103,492       (56,870)
Adjustments to net assets allocated to
  contracts in payment period                          --              --              --           --            --
Contract terminations:
    Surrender benefits and contract charges       (27,921)        (29,083)       (568,716)     (22,421)      (35,630)
    Death benefits                                     --          (3,946)         (4,669)          --        (8,312)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                    (73,473)        (59,194)     (1,442,122)      85,061     1,002,070
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   720,463       1,167,655       5,990,701      678,873     1,434,583
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $620,935      $1,220,773     $ 4,754,663     $861,539    $2,627,208
--------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            321,368         654,174       3,458,288      309,031     1,305,273
Contract purchase payments                            440          13,126         287,595        1,719       973,284
Net transfers(1)                                  (22,397)        (24,752)       (837,199)      43,162       (46,326)
Contract terminations:
    Surrender benefits and contract charges       (11,752)        (15,508)       (302,413)      (9,504)      (30,866)
    Death benefits                                     --          (3,424)         (2,518)          --        (7,328)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  287,659         623,616       2,603,753      344,408     2,194,037
--------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    125

STATEMENTS OF CHANGES IN NET ASSETS


                                                                     SEGREGATED ASSET SUBACCOUNTS
                                               -----------------------------------------------------------------------
                                                 FTVIPT       GS VIT           GS VIT                      JANUS ASPEN
                                                TEMP GRO   MID CAP VAL,   STRUCTD U.S. EQ,   JANUS ASPEN   LG CAP GRO,
PERIOD ENDED DEC. 31, 2007 (CONTINUED)         SEC, CL 2       INST            INST(2)        BAL, INST      SERV(2)
 OPERATIONS
Investment income (loss) -- net                   $  4      $  (12,382)         $   6         $   23,427    $   (7,286)
Net realized gain (loss) on sales of
  investments                                        2          38,977             (1)           120,895         1,421
Distributions from capital gains                    33         420,153             71                 --            --
Net change in unrealized appreciation or
  depreciation of investments                      (37)       (394,773)          (146)            61,106        61,397
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                          2          51,975            (70)           205,428        55,532
----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                         225         964,613            975             12,354     1,064,273
Net transfers(1)                                    (6)       (304,647)            (3)          (155,063)    1,867,861
Adjustments to net assets allocated to
  contracts in payment period                       --              --             --                 --            --
Contract terminations:
    Surrender benefits and contract charges         --         (36,385)            --           (539,842)      (15,769)
    Death benefits                                  --         (10,352)            --            (18,398)           --
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                     219         613,229            972           (700,949)    2,916,365
----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                    755       2,174,090             --          2,498,811            --
----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $976      $2,839,294          $ 902         $2,003,290    $2,971,897
----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              --       1,697,577             --          1,481,708            --
Contract purchase payments                          --         757,945             --              6,800     1,033,956
Net transfers(1)                                    --        (225,155)            --            (84,865)    1,795,915
Contract terminations:
    Surrender benefits and contract charges         --         (26,879)            --           (304,080)      (14,460)
    Death benefits                                  --          (7,339)            --             (9,973)           --
----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    --       2,196,149             --          1,089,590     2,815,411
----------------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.



 126    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                ----------------------------------------------------------------------
                                                JANUS ASPEN     LM PTNRS           MFS           MFS          MFS
                                                 WORLD GRO,    VAR SM CAP    INV GRO STOCK,   NEW DIS,   TOTAL RETURN,
PERIOD ENDED DEC. 31, 2007 (CONTINUED)              INST      GRO, CL I(2)       SERV CL       SERV CL      SERV CL
 OPERATIONS
Investment income (loss) -- net                   $ (3,360)      $   (4)        $ (4,360)     $ (4,176)    $   41,579
Net realized gain (loss) on sales of
  investments                                       (3,583)          --            4,524         1,945         47,334
Distributions from capital gains                        --           66               --        23,422         92,203
Net change in unrealized appreciation or
  depreciation of investments                       46,456          (59)          35,282       (17,994)       (79,442)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                         39,513            3           35,446         3,197        101,674
----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                           1,745        1,275              221         3,562         49,047
Net transfers(1)                                        96           (2)           7,818           608        (33,108)
Adjustments to net assets allocated to
  contracts in payment period                           --           --               --            --             --
Contract terminations:
    Surrender benefits and contract charges        (94,899)        (300)         (13,768)       (4,621)      (340,811)
    Death benefits                                  (5,835)          --           (7,894)           --         (7,850)
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     (98,893)         973          (13,623)         (451)      (332,722)
----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                    482,834           --          367,011       316,426      3,749,331
----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $423,454       $  976         $388,834      $319,172     $3,518,283
----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year             368,585           --          248,365       188,049      2,612,608
Contract purchase payments                           1,200           --              135         2,041         32,882
Net transfers(1)                                       (90)          --            6,865           278        (23,193)
Contract terminations:
    Surrender benefits and contract charges        (66,889)          --           (8,595)       (2,546)      (226,563)
    Death benefits                                  (4,008)          --           (6,864)           --         (6,842)
----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                   298,798           --          239,906       187,822      2,388,892
----------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    127

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       SEGREGATED ASSET SUBACCOUNTS
                                                         --------------------------------------------------------
                                                             MFS                                          OPPEN
                                                         UTILITIES,     OPCAP      OPCAP       OPCAP     CAP APPR
YEAR ENDED DEC. 31, 2007 (CONTINUED)                       SERV CL       EQ       MANAGED     SM CAP        VA
 OPERATIONS
Investment income (loss) -- net                           $   (654)   $   (758)  $   3,294   $ (2,516)  $  (7,239)
Net realized gain (loss) on sales of investments             2,198       7,262      (3,452)    10,492      25,621
Distributions from capital gains                             9,958      14,335      33,740     40,040          --
Net change in unrealized appreciation or depreciation
  of investments                                            21,537     (16,913)    (26,082)   (46,909)     55,972
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                33,039       3,926       7,500      1,107      74,354
-----------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                   1,303         180         150      3,974       1,712
Net transfers(1)                                              (676)    (11,691)        174      3,244     (18,342)
Adjustments to net assets allocated to contracts in
  payment period                                                --          --          --         --          --
Contract terminations:
    Surrender benefits and contract charges                 (2,761)    (34,859)   (244,129)   (58,828)   (136,874)
    Death benefits                                              --        (632)       (574)      (665)     (6,171)
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions              (2,134)    (47,002)   (244,379)   (52,275)   (159,675)
-----------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                            128,504     112,717     581,395    198,786     610,864
-----------------------------------------------------------------------------------------------------------------
Net assets at end of year                                 $159,409    $ 69,641   $ 344,516   $147,618   $ 525,543
-----------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                      50,033      83,806     420,917     86,881     418,132
Contract purchase payments                                     193         131         107      1,729       1,086
Net transfers(1)                                              (232)     (8,255)         48      1,281     (11,130)
Contract terminations:
    Surrender benefits and contract charges                   (806)    (24,797)   (175,062)   (24,661)    (84,891)
    Death benefits                                              --        (446)       (401)      (277)     (3,692)
-----------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                            49,188      50,439     245,609     64,953     319,505
-----------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



 128    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                 --------------------------------------------------------------------
                                                     OPPEN           OPPEN         OPPEN       OPPEN         OPPEN
                                                 CAP APPR VA,   GLOBAL SEC VA,    HI INC    HI INC VA,    MAIN ST SM
YEAR ENDED DEC. 31, 2007 (CONTINUED)                 SERV            SERV           VA         SERV      CAP VA, SERV
 OPERATIONS
Investment income (loss) -- net                   $  (60,865)      $  (1,294)    $ 15,743    $ 12,330     $  (34,659)
Net realized gain (loss) on sales of
  investments                                         99,728          37,645       (8,508)     (1,775)        83,694
Distributions from capital gains                          --          33,394           --          --         98,202
Net change in unrealized appreciation or
  depreciation of investments                        484,351         (34,525)      (9,711)    (19,619)      (212,927)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                    523,214          35,220       (2,476)     (9,064)       (65,690)
---------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                            60,535          36,355          811       1,000         42,794
Net transfers(1)                                    (154,405)         30,770        1,719      98,582        (52,545)
Adjustments to net assets allocated to
  contracts in payment period                             --              --           --          --             --
Contract terminations:
    Surrender benefits and contract charges         (142,253)       (102,418)     (73,459)    (42,992)      (206,529)
    Death benefits                                    (7,511)             --       (1,608)         --         (4,225)
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      (243,634)        (35,293)     (72,537)     56,590       (220,505)
---------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                    4,290,610         653,407      274,726     238,478      2,769,507
---------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $4,570,190       $ 653,334     $199,713    $286,004     $2,483,312
---------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year             2,906,002         276,470      194,822     173,232      1,344,077
Contract purchase payments                            47,345          24,812          563         714         23,918
Net transfers(1)                                    (105,379)         12,521        1,112      69,921        (24,963)
Contract terminations:
    Surrender benefits and contract charges          (83,878)        (40,031)     (51,648)    (31,151)       (88,874)
    Death benefits                                    (6,367)             --       (1,132)         --         (3,245)
---------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                   2,757,723         273,772      143,717     212,716      1,250,913
---------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    129

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                   ------------------------------------------------------------------
                                                        OPPEN         PIMCO VIT      PUT VT      PUT VT      PUT VT
                                                   STRATEGIC BOND     ALL ASSET,    DIV INC,    DIV INC,   GRO & INC,
PERIOD ENDED DEC. 31, 2007 (CONTINUED)                VA, SERV      ADVISOR CL(2)     CL IA      CL IB        CL IA
 OPERATIONS
Investment income (loss) -- net                      $  125,591       $  119,937    $  3,942   $  14,472    $    880
Net realized gain (loss) on sales of investments         43,465              874      (1,473)     (9,360)       (659)
Distributions from capital gains                             --               --          --          --      51,226
Net change in unrealized appreciation or
  depreciation of investments                           416,330          (37,587)        371       3,949     (70,699)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                       585,386           83,224       2,840       9,061     (19,252)
---------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                            1,429,257        1,039,101          --       1,139          --
Net transfers(1)                                        735,793        1,622,546         129         820         261
Adjustments to net assets allocated to contracts
  in payment period                                          --               --          --          --          --
Contract terminations:
    Surrender benefits and contract charges            (370,927)         (15,289)    (13,996)   (172,790)    (77,015)
    Death benefits                                      (27,750)              --          --      (3,402)         --
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions        1,766,373        2,646,358     (13,867)   (174,233)    (76,754)
---------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                       6,376,486               --     112,562     403,055     354,141
---------------------------------------------------------------------------------------------------------------------
Net assets at end of year                            $8,728,245       $2,729,582    $101,535   $ 237,883    $258,135
---------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                5,108,794               --      78,399     275,312     224,003
Contract purchase payments                            1,200,359        1,031,777          --         772          --
Net transfers(1)                                        596,369        1,617,557          15         447          (9)
Contract terminations:
    Surrender benefits and contract charges            (277,804)         (13,974)     (9,643)   (116,028)    (48,336)
    Death benefits                                      (22,792)              --          --      (2,298)         --
---------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                      6,604,926        2,635,360      68,771     158,205     175,658
---------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



 130    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       SEGREGATED ASSET SUBACCOUNTS
                                                      --------------------------------------------------------------
                                                        PUT VT         PUT VT         PUT VT      PUT VT     PUT VT
                                                      GRO & INC,   HLTH SCIENCES,   HI YIELD,   HI YIELD,   INTL EQ,
YEAR ENDED DEC. 31, 2007 (CONTINUED)                     CL IB          CL IB         CL IA       CL IB       CL IB
 OPERATIONS
Investment income (loss) -- net                       $      217        $ --         $  9,020    $ 11,772   $  4,212
Net realized gain (loss) on sales of investments          10,398           1           (5,869)     (8,314)    24,861
Distributions from capital gains                         156,292          --               --          --     26,920
Net change in unrealized appreciation or
  depreciation of investments                           (218,690)        (11)            (445)       (535)   (46,560)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                             (51,783)        (10)           2,706       2,923      9,433
--------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                   672          --               --         330        360
Net transfers(1)                                         (46,055)         (3)              37         282    (77,749)
Adjustments to net assets allocated to contracts in
  payment period                                              --          --               --          --         --
Contract terminations:
    Surrender benefits and contract charges             (310,716)         --          (21,780)    (41,119)    (7,860)
    Death benefits                                       (46,174)         --               --      (3,383)        --
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions          (402,273)         (3)         (21,743)    (43,890)   (85,249)
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                        1,122,634         677          141,562     184,326    217,598
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                             $  668,578        $664         $122,525    $143,359   $141,782
--------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                   804,183          --          103,810     125,149     97,092
Contract purchase payments                                   415          --               --         218        158
Net transfers(1)                                         (35,993)         --               (5)        128    (33,414)
Contract terminations:
    Surrender benefits and contract charges             (226,768)         --          (15,627)    (27,247)    (4,493)
    Death benefits                                       (27,236)         --               --      (2,260)        --
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                         514,601          --           88,178      95,988     59,343
--------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    131

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                       --------------------------------------------------------
                                                        PUT VT      PUT VT       PUT VT      PUT VT     PUT VT
                                                       NEW OPP,   RESEARCH,   SM CAP VAL,    VISTA,    VOYAGER,
YEAR ENDED DEC. 31, 2007 (CONTINUED)                     CL IA      CL IB        CL IB       CL IB      CL IB
 OPERATIONS
Investment income (loss) -- net                        $ (1,028)     $ (2)     $  (2,246)   $  (490)  $  (8,005)
Net realized gain (loss) on sales of investments         (4,524)        2         (7,937)       247     (56,511)
Distributions from capital gains                             --        --        102,030         --          --
Net change in unrealized appreciation or depreciation
  of investments                                          9,613        (1)       (73,607)     1,011      88,029
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                              4,061        (1)        18,240        768      23,513
---------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                   --        --        269,286         --       1,018
Net transfers(1)                                             54        (3)      (790,332)       (17)    (42,434)
Adjustments to net assets allocated to contracts in
  payment period                                             --        --             --         --          --
Contract terminations:
    Surrender benefits and contract charges             (22,130)       --         (7,269)      (160)    (95,348)
    Death benefits                                           --        --         (4,061)        --      (2,385)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions          (22,076)       (3)      (532,376)      (177)   (139,149)
---------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                          91,881       600        633,679     32,718     604,822
---------------------------------------------------------------------------------------------------------------
Net assets at end of year                              $ 73,866      $596      $ 119,543    $33,309   $ 489,186
---------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                   73,881        --        532,585     17,488     527,872
Contract purchase payments                                   --        --        223,257         --         882
Net transfers(1)                                            (30)       --       (638,002)        --     (36,323)
Contract terminations:
    Surrender benefits and contract charges             (17,085)       --         (5,810)       (82)    (80,222)
    Death benefits                                           --        --         (3,046)        --      (2,009)
---------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                         56,766        --        108,984     17,406     410,200
---------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.


 132    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                     -------------------------------------------------------------
                                                       RVS VP      RVS VP       RVS VP       RVS VP       THDL VP
YEAR ENDED DEC. 31, 2007 (CONTINUED)                    BAL       CASH MGMT    DIV BOND    DIV EQ INC    EMER MKTS
 OPERATIONS
Investment income (loss) -- net                      $  12,096   $   35,221   $  162,733   $   15,139   $  (16,723)
Net realized gain (loss) on sales of investments        (9,170)          (5)     (11,852)     135,255      171,361
Distributions from capital gains                        19,244           --           --       71,240      105,971
Net change in unrealized appreciation or
  depreciation of investments                          (17,272)        (218)      30,678      115,702      449,887
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                        4,898       34,998      181,559      337,336      710,496
------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                 420      443,832    2,619,364    1,854,242      676,416
Net transfers(1)                                          (518)   1,063,472      108,310     (371,073)    (636,223)
Adjustments to net assets allocated to contracts in
  payment period                                            --           --           --           --           --
Contract terminations:
    Surrender benefits and contract charges           (219,461)    (985,207)    (189,336)     (90,897)     (30,202)
    Death benefits                                        (588)      (2,313)      (5,239)     (12,037)      (7,204)
------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions        (220,147)     519,784    2,533,099    1,380,235        2,787
------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                        968,171      674,102    3,257,549    4,800,458    1,757,303
------------------------------------------------------------------------------------------------------------------
Net assets at end of year                            $ 752,922   $1,228,884   $5,972,207   $6,518,029   $2,470,586
------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                 737,335      626,399    2,953,080    2,732,424      995,823
Contract purchase payments                                 316      417,873    2,418,592    1,174,593      389,332
Net transfers(1)                                            (3)   1,006,906      102,446     (162,861)    (293,067)
Contract terminations:
    Surrender benefits and contract charges           (165,328)    (921,857)    (159,873)     (49,285)     (14,838)
    Death benefits                                        (435)      (2,060)      (4,461)      (6,721)      (3,657)
------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                       571,885    1,127,261    5,309,784    3,688,150    1,073,593
------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    133

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                 ----------------------------------------------------------------------
                                                 RVS PTNRS VP        RVS VP
                                                  FUNDAMENTAL   GLOBAL INFLATION    RVS VP       RVS VP        RVS VP
PERIOD ENDED DEC. 31, 2007 (CONTINUED)              VAL(2)          PROT SEC         GRO     HI YIELD BOND     INC OPP
 OPERATIONS
Investment income (loss) -- net                   $   (1,722)      $   19,032      $  (126)     $ 16,806     $   67,207
Net realized gain (loss) on sales of
  investments                                         (2,450)          (8,192)       2,067           860         (2,686)
Distributions from capital gains                       4,060               --           --            --          2,364
Net change in unrealized appreciation or
  depreciation of investments                        (66,022)         101,224         (692)      (16,195)       (63,995)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                    (66,134)         112,064        1,249         1,471          2,890
-----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                           786,265        1,288,834          600        15,101        857,967
Net transfers(1)                                   1,427,658         (538,424)      (1,007)      (19,901)       177,438
Adjustments to net assets allocated to
  contracts in payment period                             --               --           --            --             --
Contract terminations:
    Surrender benefits and contract charges          (17,590)         (31,323)      (9,068)       (4,313)       (21,829)
    Death benefits                                        --           (3,207)          --        (1,851)        (1,314)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     2,196,333          715,880       (9,475)      (10,964)     1,012,262
-----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                           --        1,243,545       73,672       284,439        650,275
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $2,130,199       $2,071,489      $65,446      $274,946     $1,665,427
-----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                    --        1,214,161       46,261       244,272        603,976
Contract purchase payments                           776,061        1,237,623           --         7,757        781,925
Net transfers(1)                                   1,384,639         (525,796)        (604)      (18,217)       158,838
Contract terminations:
    Surrender benefits and contract charges          (10,909)         (29,682)      (5,484)       (3,407)       (18,470)
    Death benefits                                        --           (3,141)          --        (1,552)        (1,190)
-----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                   2,149,791        1,893,165       40,173       228,853      1,525,079
-----------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



 134    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                  -----------------------------------------------------------------
                                                   THDL VP     RVS VP       RVS VP        RVS VP         RVS VP
PERIOD ENDED DEC. 31, 2007 (CONTINUED)            INTL OPP    LG CAP EQ   LG CAP VAL   MID CAP GRO   MID CAP VAL(2)
 OPERATIONS
Investment income (loss) -- net                   $   (477)  $     (497)    $    11      $ (2,302)       $   (30)
Net realized gain (loss) on sales of investments    10,172       27,368          30         1,454           (183)
Distributions from capital gains                        --        5,768          53         1,718             10
Net change in unrealized appreciation or
  depreciation of investments                        2,163      (10,698)        (74)       19,661            (37)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                   11,858       21,941          20        20,531           (240)
-------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                           2,561        2,048          --         1,884          6,975
Net transfers(1)                                   (11,828)     (87,528)      4,178        (1,685)           163
Adjustments to net assets allocated to contracts
  in payment period                                     --           --          --            --             --
Contract terminations:
    Surrender benefits and contract charges        (37,660)     (99,762)         --       (50,726)        (6,000)
    Death benefits                                    (740)     (20,238)     (4,208)         (602)            --
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     (47,667)    (205,480)        (30)      (51,129)         1,138
-------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                    124,815    1,058,378         728       178,687             --
-------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $ 89,006   $  874,839     $   718      $148,089        $   898
-------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              92,109      867,396          --       186,272             --
Contract purchase payments                           1,259          971          --         1,777             --
Net transfers(1)                                    (8,087)     (67,844)      3,363        (1,493)            --
Contract terminations:
    Surrender benefits and contract charges        (25,909)     (78,823)         --       (48,497)            --
    Death benefits                                    (510)     (16,294)     (3,363)         (569)            --
-------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    58,862      705,406          --       137,490             --
-------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    135

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                ----------------------------------------------------------------------
                                                                                                             VANK LIT
                                                  RVS VP     RVS PTNRS VP       RVS VP       RVS PTNRS VP    COMSTOCK,
YEAR ENDED DEC. 31, 2007 (CONTINUED)              S&P 500     SELECT VAL    SHORT DURATION    SM CAP VAL       CL II
 OPERATIONS
Investment income (loss) -- net                 $    6,346       $   9        $   38,604      $   (9,043)   $   14,023
Net realized gain (loss) on sales of
  investments                                       77,303          (2)           (3,555)         14,952       119,614
Distributions from capital gains                    14,079          96                --          49,172       124,747
Net change in unrealized appreciation or
  depreciation of investments                      (30,000)        (79)           15,865        (155,783)     (421,959)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                         67,728          24            50,914        (100,702)     (163,575)
----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                          10,454         675           137,207          28,064     1,287,997
Net transfers(1)                                   (54,648)        (11)           93,469         (26,339)     (828,267)
Adjustments to net assets allocated to
  contracts in payment period                           --          --                --              --            --
Contract terminations:
    Surrender benefits and contract charges       (176,931)       (450)         (167,881)        (35,386)      (91,647)
    Death benefits                                 (49,387)         --                --          (8,738)      (22,746)
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    (270,512)        214            62,795         (42,399)      345,337
----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                  1,952,706         689         1,321,662       1,814,581     5,338,834
----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $1,749,922       $ 927        $1,435,371      $1,671,480    $5,520,596
----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year           1,153,702          --         1,294,612       1,065,607     4,455,376
Contract purchase payments                           5,549          --           125,022          20,531     1,084,862
Net transfers(1)                                   (32,419)         --            88,941           1,868      (662,151)
Contract terminations:
    Surrender benefits and contract charges       (101,968)         --          (158,338)        (19,594)      (69,479)
    Death benefits                                 (27,278)         --                --          (6,391)      (18,194)
----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                   997,586          --         1,350,237       1,062,021     4,790,414
----------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



 136    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS


                                                                      SEGREGATED ASSET SUBACCOUNTS
                                              ---------------------------------------------------------------------------
                                                  VANK UIF         VANK UIF        VANK UIF
                                              GLOBAL REAL EST,   MID CAP GRO,   U.S. REAL EST,      WANGER       WANGER
PERIOD ENDED DEC. 31, 2007 (CONTINUED)            CL II(2)         CL II(2)          CL II       INTL SM CAP   U.S. SM CO
 OPERATIONS
Investment income (loss) -- net                   $ (2,043)         $    (5)       $   (263)      $  (13,410)  $  (17,149)
Net realized gain (loss) on sales of
  investments                                       (1,121)              (1)          3,676          137,125        9,717
Distributions from capital gains                       175               37           6,202          189,640       55,296
Net change in unrealized appreciation or
  depreciation of investments                      (46,805)             (22)        (22,162)          35,212      (36,330)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                        (49,794)               9         (12,547)         348,567       11,534
-------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                         196,443            6,975           5,496          757,377      316,870
Net transfers(1)                                   358,852               (4)         (5,249)        (509,470)     307,779
Adjustments to net assets allocated to
  contracts in payment period                           --               --              --               --           --
Contract terminations:
    Surrender benefits and contract charges         (9,144)          (6,000)           (778)         (41,513)     (23,176)
    Death benefits                                      --               --          (5,047)         (11,051)      (5,709)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                     546,151              971          (5,578)         195,343      595,764
-------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                         --               --          75,441        2,212,823    1,026,211
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $496,357          $   980        $ 57,316       $2,756,733   $1,633,509
-------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                  --               --          45,709        1,347,524      851,900
Contract purchase payments                         203,352               --           3,471          482,757      256,262
Net transfers(1)                                   381,989               --          (3,712)        (289,798)     243,788
Contract terminations:
    Surrender benefits and contract charges         (2,740)              --            (475)         (19,725)     (13,470)
    Death benefits                                      --               --          (2,987)          (5,945)      (4,455)
-------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                   582,601               --          42,006        1,514,813    1,334,025
-------------------------------------------------------------------------------------------------------------------------




  (1) Includes transfer activity from (to) other subaccounts and transfers from
      (to) RiverSource Life of NY's fixed account.

  (2) For the period May 1, 2007 (commencement of operations) to Dec. 31, 2007.


See accompanying notes to financial statements.



                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    137

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       SEGREGATED ASSET SUBACCOUNTS
                                                        ---------------------------------------------------------
                                                          AIM VI      AIM VI      AIM VI      AIM VI      AIM VI
                                                        BASIC VAL,   CAP DEV,    CORE EQ,    CORE EQ,   INTL GRO,
PERIOD ENDED DEC. 31, 2006                                SER II      SER II      SER I     SER II(2)     SER I
 OPERATIONS
Investment income (loss) -- net                         $  (12,207)  $ (2,140)  $  (6,832)    $  (10)    $ (1,009)
Net realized gain (loss) on sales of investments             6,147      1,272      (2,101)        (1)      16,355
Distributions from capital gains                            45,443      3,197          --         --           --
Net change in unrealized appreciation or depreciation
  of investments                                            70,450     20,900     116,688        634       28,279
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                               109,833     23,229     107,755        623       43,625
-----------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                  27,048        150         398      1,010          391
Net transfers(1)                                             2,088     10,347     424,208      6,928       (2,861)
Contract terminations:
    Surrender benefits and contract charges                (18,047)    (1,732)   (185,988)       (62)     (65,532)
    Death benefits                                              --         --     (26,783)        --       (6,718)
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions              11,089      8,765     211,835      7,876      (74,720)
-----------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                            954,370    151,009     600,263         --      201,005
-----------------------------------------------------------------------------------------------------------------
Net assets at end of year                               $1,075,292   $183,003   $ 919,853     $8,499     $169,910
-----------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                     636,182     87,067     539,877         --      153,860
Contract purchase payments                                  16,096         --         342        297          279
Net transfers(1)                                             1,374      5,718     357,695      6,932       (2,050)
Contract terminations:
    Surrender benefits and contract charges                (11,300)      (930)   (156,537)       (64)     (44,578)
    Death benefits                                              --         --     (22,507)        --       (4,669)
-----------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                           642,352     91,855     718,870      7,165      102,842
-----------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



 138    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                -----------------------------------------------------------------------
                                                     AIM VI           AB VPS        AB VPS        AB VPS       AB VPS
                                                MID CAP CORE EQ,   BAL SHARES,   GLOBAL TECH,   GRO & INC,    INTL VAL,
YEAR ENDED DEC. 31, 2006 (CONTINUED)                 SER II            CL B          CL B          CL B         CL B
 OPERATIONS
Investment income (loss) -- net                     $   (761)        $  2,575      $ (2,721)    $   (3,698)  $   (2,243)
Net realized gain (loss) on sales of
  investments                                            403              601           514         13,915       34,755
Distributions from capital gains                      12,609            7,703            --         69,137       26,478
Net change in unrealized appreciation or
  depreciation of investments                         (1,243)          17,508        17,289        114,159      378,361
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                           11,008           28,387        15,082        193,513      437,351
-----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                             3,972              820           453         11,343    1,156,039
Net transfers(1)                                        (949)          (4,659)           --        (12,581)    (178,792)
Contract terminations:
    Surrender benefits and contract charges           (2,067)          (1,434)       (1,381)       (31,354)     (17,601)
    Death benefits                                        --               --            --             --       (4,294)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions           956           (5,273)         (928)       (32,592)     955,352
-----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                      115,452          285,260       215,375      1,282,269      814,423
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                           $127,416         $308,374      $229,529     $1,443,190   $2,207,126
-----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year               106,310          225,732       143,709        829,897      671,779
Contract purchase payments                             3,249              447           294          6,920      897,186
Net transfers(1)                                        (827)          (4,542)           --         (7,713)    (126,143)
Contract terminations:
    Surrender benefits and contract charges           (1,855)          (1,100)         (917)       (19,420)     (12,178)
    Death benefits                                        --               --            --             --       (2,955)
-----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                     106,877          220,537       143,086        809,684    1,427,689
-----------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    139

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       SEGREGATED ASSET SUBACCOUNTS
                                                     ---------------------------------------------------------------
                                                        AB VPS        AC VP          AC VP        AC VP      AC VP
                                                     LG CAP GRO,   INC & GRO,   INFLATION PROT,   INTL,     ULTRA,
YEAR ENDED DEC. 31, 2006 (CONTINUED)                     CL B         CL I           CL II        CL II      CL II
 OPERATIONS
Investment income (loss) -- net                        $ (5,449)    $  1,312       $   34,631      $  1   $  (28,767)
Net realized gain (loss) on sales of investments          3,581        9,881           (2,720)        2          393
Distributions from capital gains                             --           --               --        --           --
Net change in unrealized appreciation or
  depreciation of investments                            (3,986)      28,026          (24,538)      146       (3,620)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                        (5,854)      39,219            7,373       149      (31,994)
--------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                  227        2,899          497,247       300    2,039,049
Net transfers(1)                                         20,983        7,969          115,719        (3)     276,727
Contract terminations:
    Surrender benefits and contract charges              (8,273)     (70,529)         (25,607)       --      (20,706)
    Death benefits                                           --       (2,427)         (10,301)       --       (5,257)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions           12,937      (62,088)         577,058       297    2,289,813
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                         389,377      284,399        1,228,487       351    1,091,253
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                              $396,460     $261,530       $1,812,918      $797   $3,349,072
--------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                  251,860      239,105        1,213,470        --    1,053,497
Contract purchase payments                                  143        2,371          486,922        --    2,048,223
Net transfers(1)                                         15,385        6,455          114,171        --      284,620
Contract terminations:
    Surrender benefits and contract charges              (5,499)     (55,801)         (25,329)       --      (20,979)
    Death benefits                                           --       (1,780)         (10,221)       --       (5,555)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                        261,889      190,350        1,779,013        --    3,359,806
--------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



 140    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                     -------------------------------------------------------------
                                                       AC VP     AC VP        COL          COL          DREY IP
                                                       VAL,       VAL,     HI YIELD,   SM CAP VAL,   MIDCAP STOCK,
PERIOD ENDED DEC. 31, 2006 (CONTINUED)                 CL I      CL II    VS CL B(2)     VS CL B          SERV
 OPERATIONS
Investment income (loss) -- net                      $    282   $  (324)   $  7,900       $   (1)       $  (397)
Net realized gain (loss) on sales of investments       15,614       (44)        279            2             39
Distributions from capital gains                       19,211       252       4,381           26          5,273
Net change in unrealized appreciation or
  depreciation of investments                          (7,019)    7,538      25,924          125         (2,790)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                      28,088     7,422      38,484          152          2,125
------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                353    30,600     213,918          400            300
Net transfers(1)                                       (1,668)   13,772     413,906           (6)           543
Contract terminations:
    Surrender benefits and contract charges           (90,733)     (108)     (8,273)          --            (10)
    Death benefits                                     (1,651)       --      (3,118)          --             --
------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions        (93,699)   44,264     616,433          394            833
------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                       219,265     3,069          --          495         32,517
------------------------------------------------------------------------------------------------------------------
Net assets at end of year                            $153,654   $54,755    $654,917       $1,041        $35,475
------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                135,908     2,557          --           --         28,852
Contract purchase payments                                212    28,065     209,798           --             --
Net transfers(1)                                         (969)   12,592     413,693           --            518
Contract terminations:
    Surrender benefits and contract charges           (52,900)       --      (7,832)          --             (9)
    Death benefits                                       (882)       --      (3,078)          --             --
------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                       81,369    43,214     612,581           --         29,361
------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    141

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                       ----------------------------------------------------------
                                                        DREY IP    DREY VIF    DREY VIF     FID VIP      FID VIP
                                                       TECH GRO,     APPR,    INTL VAL,   CONTRAFUND,      GRO,
YEAR ENDED DEC. 31, 2006 (CONTINUED)                      SERV       SERV        SERV      SERV CL 2    SERV CL 2
 OPERATIONS
Investment income (loss) -- net                         $ (6,811)   $    (4)     $  3     $   (28,628)   $ (7,152)
Net realized gain (loss) on sales of investments           2,706          9         1         109,966       1,764
Distributions from capital gains                              --         --        44       1,062,421          --
Net change in unrealized appreciation or depreciation
  of investments                                          29,124      1,336       114         (29,720)     34,292
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                              25,019      1,341       162       1,114,039      28,904
-----------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                               459,652        600       300       4,187,158       2,790
Net transfers(1)                                          25,999         (5)       (7)        (42,204)      5,856
Contract terminations:
    Surrender benefits and contract charges               (5,219)       (10)       --        (219,412)     (2,966)
    Death benefits                                        (1,092)        --        --         (11,734)         --
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions           479,340        585       293       3,913,808       5,680
-----------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                          260,903      8,489       521       8,690,285     559,489
-----------------------------------------------------------------------------------------------------------------
Net assets at end of year                               $765,262    $10,415      $976     $13,718,132    $594,073
-----------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                   249,509      7,500        --       5,410,575     382,988
Contract purchase payments                               439,696         --        --       2,938,063       1,640
Net transfers(1)                                          27,537         --        --         (18,731)      3,389
Contract terminations:
    Surrender benefits and contract charges               (4,724)        (9)       --        (123,313)     (1,840)
    Death benefits                                        (1,042)        --        --          (6,507)         --
-----------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                         710,976      7,491        --       8,200,087     386,177
-----------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



 142    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                 ----------------------------------------------------------------------
                                                   FID VIP      FID VIP      FID VIP      FTVIPT FRANK     FTVIPT FRANK
                                                 INVEST GR,    MID CAP,     OVERSEAS,   GLOBAL REAL EST,     INC SEC,
YEAR ENDED DEC. 31, 2006 (CONTINUED)              SERV CL 2    SERV CL 2    SERV CL 2         CL 2             CL 2
 OPERATIONS
Investment income (loss) -- net                  $   19,793   $  (46,934)  $   (5,316)      $  2,463          $   40
Net realized gain (loss) on sales of
  investments                                        (1,557)      39,140       20,595          3,477               2
Distributions from capital gains                      2,430      404,709        5,543         28,754               9
Net change in unrealized appreciation or
  depreciation of investments                        23,544       (8,847)     127,920         34,758             274
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                    44,210      388,068      148,742         69,452             325
-----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                          584,074      904,846      127,607             --             300
Net transfers(1)                                     81,135       29,783      (44,572)         6,067              (4)
Contract terminations:
    Surrender benefits and contract charges         (23,772)     (85,949)     (10,872)        (5,284)             (2)
    Death benefits                                  (10,331)      (2,081)          --             --              --
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      631,106      846,599       72,163            783             294
-----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     941,651    3,203,632      876,497        359,371           1,721
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $1,616,967   $4,438,299   $1,097,402       $429,606          $2,340
-----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              932,596    1,571,028      454,425        181,558           1,217
Contract purchase payments                          579,959      549,875       86,303             --              --
Net transfers(1)                                     79,494       15,897      (23,055)         3,205              --
Contract terminations:
    Surrender benefits and contract charges         (23,356)     (38,827)      (5,237)        (2,521)             (2)
    Death benefits                                  (10,164)        (957)          --             --              --
-----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  1,558,529    2,097,016      512,436        182,242           1,215
-----------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    143

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    SEGREGATED ASSET SUBACCOUNTS
                                               ----------------------------------------------------------------------
                                               FTVIPT FRANK   FTVIPT FRANK   FTVIPT FRANK       FTVIPT        FTVIPT
                                               RISING DIVD,    SM CAP VAL,    SM MID CAP    MUTUAL SHARES    TEMP FOR
YEAR ENDED DEC. 31, 2006 (CONTINUED)               CL 2           CL 2         GRO, CL 2      SEC, CL 2     SEC, CL 2
 OPERATIONS
Investment income (loss) -- net                   $   (11)      $ (4,500)     $  (15,023)     $   (3,577)    $   (678)
Net realized gain (loss) on sales of
  investments                                         344          9,291           6,674          65,253        9,165
Distributions from capital gains                        3         24,081              --         160,015           --
Net change in unrealized appreciation or
  depreciation of investments                           3         65,148          87,277         586,058      106,246
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                           339         94,020          78,928         807,749      114,733
---------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                            400         30,625          22,615         890,890        1,565
Net transfers(1)                                   (3,031)        26,617          18,707           5,811       (6,730)
Contract terminations:
    Surrender benefits and contract charges             5        (19,598)         (9,711)       (186,473)     (20,128)
    Death benefits                                     --             --              --              --           --
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                     (2,626)        37,644          31,611         710,228      (25,293)
---------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     3,285        588,799       1,057,116       4,472,724      589,433
---------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $   998       $720,463      $1,167,655      $5,990,701     $678,873
---------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              2,680        303,241         638,302       2,902,489      321,601
Contract purchase payments                             --         14,315          12,944         665,351          815
Net transfers(1)                                   (2,680)        12,762           8,490           3,324       (3,415)
Contract terminations:
    Surrender benefits and contract charges            --         (8,950)         (5,562)       (112,876)      (9,970)
    Death benefits                                     --             --              --              --           --
---------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                       --        321,368         654,174       3,458,288      309,031
---------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



 144    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   SEGREGATED ASSET SUBACCOUNTS
                                                ------------------------------------------------------------------
                                                   FTVIPT       FTVIPT       GS VIT                    JANUS ASPEN
                                                TEMP GLOBAL    TEMP GRO   MID CAP VAL,   JANUS ASPEN    WORLD GRO,
YEAR ENDED DEC. 31, 2006 (CONTINUED)             INC, CL 2    SEC, CL 2       INST        BAL, INST        INST
 OPERATIONS
Investment income (loss) -- net                  $    9,706      $  1      $      787     $   17,610    $   1,384
Net realized gain (loss) on sales of
  investments                                         1,090         1           5,840         71,706      (35,605)
Distributions from capital gains                         --        13         214,010             --           --
Net change in unrealized appreciation or
  depreciation of investments                        80,218       108          (6,406)       148,932      106,788
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                          91,014       123         214,231        238,248       72,567
------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                          928,986       300       1,293,016          5,201          956
Net transfers(1)                                     25,172        (3)        (31,379)       (39,934)      (4,129)
Contract terminations:
    Surrender benefits and contract charges         (12,223)       --         (14,100)      (666,960)     (97,916)
    Death benefits                                   (3,094)       --          (3,229)      (235,943)     (14,613)
------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      938,841       297       1,244,308       (937,636)    (115,702)
------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     404,728       335         715,551      3,198,199      525,969
------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $1,434,583      $755      $2,174,090     $2,498,811    $ 482,834
------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              404,762        --         615,387      2,070,527      468,153
Contract purchase payments                          891,674        --       1,121,453          3,287          806
Net transfers(1)                                     23,023        --         (25,443)       (23,946)      (4,068)
Contract terminations:
    Surrender benefits and contract charges         (11,244)       --         (11,236)      (419,221)     (83,926)
    Death benefits                                   (2,942)       --          (2,584)      (148,939)     (12,380)
------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  1,305,273        --       1,697,577      1,481,708      368,585
------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    145

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       SEGREGATED ASSET SUBACCOUNTS
                                                    -----------------------------------------------------------------
                                                          MFS           MFS          MFS            MFS
                                                    INV GRO STOCK,   NEW DIS,   TOTAL RETURN,   UTILITIES,     OPCAP
YEAR ENDED DEC. 31, 2006 (CONTINUED)                    SERV CL       SERV CL      SERV CL        SERV CL       EQ
 OPERATIONS
Investment income (loss) -- net                        $ (4,318)     $ (3,711)    $   30,286     $    780    $ (1,257)
Net realized gain (loss) on sales of investments          2,367         2,478          7,904        4,116       6,002
Distributions from capital gains                             --         5,234        110,916        4,457       7,730
Net change in unrealized appreciation or
  depreciation of investments                            22,836        29,861        198,854       20,938       4,128
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                        20,885        33,862        347,960       30,291      16,603
---------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                               11,025        12,869         63,170          820         360
Net transfers(1)                                             (2)         (983)        10,404        1,652      10,581
Contract terminations:
    Surrender benefits and contract charges             (11,920)       (6,714)       (89,381)      (9,701)    (43,757)
    Death benefits                                           --            --             --           --      (1,646)
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions             (897)        5,172        (15,807)      (7,229)    (34,462)
---------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                         347,023       277,392      3,417,178      105,442     130,576
---------------------------------------------------------------------------------------------------------------------
Net assets at end of year                              $367,011      $316,426     $3,749,331     $128,504    $112,717
---------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                  249,025       181,367      2,623,994       53,232     110,356
Contract purchase payments                                7,689        11,131         47,172          259         294
Net transfers(1)                                             --          (443)         7,410          821       8,734
Contract terminations:
    Surrender benefits and contract charges              (8,349)       (4,006)       (65,968)      (4,279)    (34,357)
    Death benefits                                           --            --             --           --      (1,221)
---------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                        248,365       188,049      2,612,608       50,033      83,806
---------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



 146    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                   ----------------------------------------------------------------
                                                                            OPPEN         OPPEN           OPPEN
                                                     OPCAP       OPCAP     CAP APPR   CAP APPR VA,   GLOBAL SEC VA,
YEAR ENDED DEC. 31, 2006 (CONTINUED)                MANAGED     SM CAP        VA          SERV            SERV
 OPERATIONS
Investment income (loss) -- net                    $   3,343   $ (2,946)  $  (6,769)   $  (45,979)      $ (3,056)
Net realized gain (loss) on sales of investments      (7,826)    13,470      (2,881)       19,645          6,482
Distributions from capital gains                      79,393     11,764          --            --         28,559
Net change in unrealized appreciation or
  depreciation of investments                        (25,572)    20,755      46,844       264,955         58,773
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                     49,338     43,043      37,194       238,621         90,758
-------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                               286      1,371       1,282       603,397         61,288
Net transfers(1)                                     (16,863)     8,712      15,362        52,550          3,094
Contract terminations:
    Surrender benefits and contract charges         (205,160)   (55,129)   (134,730)      (91,150)       (14,195)
    Death benefits                                   (30,026)    (6,008)    (27,376)       (4,266)            --
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      (251,763)   (51,054)   (145,462)      560,531         50,187
-------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                      783,820    206,797     719,132     3,491,458        512,462
-------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $ 581,395   $198,786   $ 610,864    $4,290,610       $653,407
-------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year               613,520    110,548     523,924     2,470,264        251,247
Contract purchase payments                               218        637         909       457,541         30,206
Net transfers(1)                                     (13,618)     4,246      10,540        42,353          1,530
Contract terminations:
    Surrender benefits and contract charges         (156,254)   (25,594)    (97,871)      (61,320)        (6,513)
    Death benefits                                   (22,949)    (2,956)    (19,370)       (2,836)            --
-------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                     420,917     86,881     418,132     2,906,002        276,470
-------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    147

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                    ---------------------------------------------------------------
                                                      OPPEN       OPPEN         OPPEN          OPPEN        PUT VT
                                                     HI INC    HI INC VA,    MAIN ST SM      STRATEGIC     DIV INC,
YEAR ENDED DEC. 31, 2006 (CONTINUED)                   VA         SERV      CAP VA, SERV   BOND VA, SERV     CL IA
 OPERATIONS
Investment income (loss) -- net                     $ 19,481    $ 13,433     $  (36,246)     $  134,075    $  6,786
Net realized gain (loss) on sales of investments      (8,732)       (296)        29,555           6,689      (6,572)
Distributions from capital gains                          --          --         76,751              --          --
Net change in unrealized appreciation or
  depreciation of investments                         12,237       4,327        250,791         194,022       5,846
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                     22,986      17,464        320,851         334,786       6,060
-------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                               582         850         99,181       1,167,690          --
Net transfers(1)                                       2,338       6,633        (11,837)        138,624          42
Contract terminations:
    Surrender benefits and contract charges          (65,283)    (10,901)       (66,349)       (229,485)    (53,965)
    Death benefits                                    (8,349)         --             --          (6,207)         --
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions       (70,712)     (3,418)        20,995       1,070,622     (53,923)
-------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                      322,452     224,432      2,427,661       4,971,078     160,425
-------------------------------------------------------------------------------------------------------------------
Net assets at end of year                           $274,726    $238,478     $2,769,507      $6,376,486    $112,562
-------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year               246,725     175,853      1,332,280       4,146,484     117,428
Contract purchase payments                               438         647         48,678       1,037,135          --
Net transfers(1)                                       1,751       5,077         (5,577)        115,244          30
Contract terminations:
    Surrender benefits and contract charges          (47,961)     (8,345)       (31,304)       (185,058)    (39,059)
    Death benefits                                    (6,131)         --             --          (5,011)         --
-------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                     194,822     173,232      1,344,077       5,108,794      78,399
-------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



 148    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                    ----------------------------------------------------------------
                                                      PUT VT      PUT VT       PUT VT         PUT VT         PUT VT
                                                     DIV INC,   GRO & INC,   GRO & INC,   HLTH SCIENCES,   HI YIELD,
YEAR ENDED DEC. 31, 2006 (CONTINUED)                  CL IB        CL IA        CL IB          CL IB         CL IA
 OPERATIONS
Investment income (loss) -- net                     $  21,761    $  12,449   $    3,200       $    (6)      $ 13,703
Net realized gain (loss) on sales of investments       (7,211)       7,311       22,651            60        (28,940)
Distributions from capital gains                           --           --       31,092            --             --
Net change in unrealized appreciation or
  depreciation of investments                           6,929       31,773       96,597           (83)        29,565
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                      21,479       51,533      153,540           (29)        14,328
--------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                              1,208           --        1,288           300             --
Net transfers(1)                                        3,738      (14,839)      58,839        (2,731)             6
Contract terminations:
    Surrender benefits and contract charges          (114,472)    (155,546)    (290,651)          (11)       (81,675)
    Death benefits                                     (9,236)      (9,406)     (96,817)           --         (3,367)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions       (118,762)    (179,791)    (327,341)       (2,442)       (85,036)
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                       500,338      482,399    1,296,435         3,148        212,270
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                           $ 403,055    $ 354,141   $1,122,634       $   677       $141,562
--------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                358,206      349,525    1,069,814         2,411        169,770
Contract purchase payments                                862           --        1,061            --             --
Net transfers(1)                                        2,662      (10,844)      46,233        (2,411)             4
Contract terminations:
    Surrender benefits and contract charges           (80,115)    (108,103)    (234,053)           --        (63,403)
    Death benefits                                     (6,303)      (6,575)     (78,872)           --         (2,561)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                      275,312      224,003      804,183            --        103,810
--------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    149

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                      ---------------------------------------------------------
                                                        PUT VT     PUT VT     PUT VT      PUT VT       PUT VT
                                                      HI YIELD,   INTL EQ,   NEW OPP,   RESEARCH,   SM CAP VAL,
YEAR ENDED DEC. 31, 2006 (CONTINUED)                    CL IB       CL IB      CL IA      CL IB        CL IB
 OPERATIONS
Investment income (loss) -- net                        $ 16,036   $ (1,238)  $ (1,324)     $ (1)      $ (2,555)
Net realized gain (loss) on sales of investments        (16,207)     1,473    (19,529)        2          2,774
Distributions from capital gains                             --         --         --        --            315
Net change in unrealized appreciation or
  depreciation of investments                            18,955     45,075     28,448        58         49,044
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                             18,784     45,310      7,595        59         49,578
---------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                  585        200         --        --        597,308
Net transfers(1)                                          2,158     (1,013)      (129)       (6)       (14,291)
Contract terminations:
    Surrender benefits and contract charges             (81,128)    (1,113)   (55,347)       --         (2,157)
    Death benefits                                       (8,443)        --     (3,165)       --             --
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions          (86,828)    (1,926)   (58,641)       (6)       580,860
---------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                         252,370    174,214    142,927       547          3,241
---------------------------------------------------------------------------------------------------------------
Net assets at end of year                              $184,326   $217,598   $ 91,881      $600       $633,679
---------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                  186,731     98,182    123,283        --          2,458
Contract purchase payments                                  426         --         --        --        544,314
Net transfers(1)                                          1,567       (515)       (87)       --        (13,126)
Contract terminations:
    Surrender benefits and contract charges             (57,644)      (575)   (46,658)       --         (1,061)
    Death benefits                                       (5,931)        --     (2,657)       --             --
---------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                        125,149     97,092     73,881        --        532,585
---------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



 150    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                       ---------------------------------------------------------
                                                        PUT VT     PUT VT
                                                        VISTA,    VOYAGER,     RVS VP       RVS VP      RVS VP
YEAR ENDED DEC. 31, 2006 (CONTINUED)                    CL IB      CL IB         BAL      CASH MGMT    DIV BOND
 OPERATIONS
Investment income (loss) -- net                        $  (464)  $  (9,212)  $   11,811   $  23,959   $   61,125
Net realized gain (loss) on sales of investments           202    (140,762)     (33,008)         --       (5,959)
Distributions from capital gains                            --          --       53,137          --           --
Net change in unrealized appreciation or depreciation
  of investments                                         1,511     166,278       98,038           1       25,581
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                             1,249      16,304      129,978      23,960       80,747
----------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                 150        (533)       1,180      27,772    1,788,827
Net transfers(1)                                            (2)    (14,200)    (169,033)     21,991      183,967
Contract terminations:
    Surrender benefits and contract charges               (146)   (173,912)    (345,478)   (293,542)    (198,882)
    Death benefits                                          --     (60,715)     (10,070)     (9,006)     (19,154)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions               2    (249,360)    (523,401)   (252,785)   1,754,758
----------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                         31,467     837,878    1,361,594     902,927    1,422,044
----------------------------------------------------------------------------------------------------------------
Net assets at end of year                              $32,718   $ 604,822   $  968,171   $ 674,102   $3,257,549
----------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                  17,571     760,197    1,169,645     872,068    1,274,667
Contract purchase payments                                  --        (472)         987      23,450    1,679,911
Net transfers(1)                                            --     (12,318)    (140,952)     21,287      174,710
Contract terminations:
    Surrender benefits and contract charges                (83)   (161,751)    (284,136)   (282,010)    (160,464)
    Death benefits                                          --     (57,784)      (8,209)     (8,396)     (15,744)
----------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                        17,488     527,872      737,335     626,399    2,953,080
----------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    151

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                  --------------------------------------------------------------------
                                                                                 RVS VP
                                                    RVS VP       THDL VP    GLOBAL INFLATION    RVS VP       RVS VP
PERIOD ENDED DEC. 31, 2006 (CONTINUED)            DIV EQ INC    EMER MKTS      PROT SEC(3)       GRO     HI YIELD BOND
 OPERATIONS
Investment income (loss) -- net                   $    3,484   $  (11,722)     $   21,683      $  (203)     $ 14,707
Net realized gain (loss) on sales of investments      16,452       31,258           1,466          497            18
Distributions from capital gains                     273,684      195,122              43           --            --
Net change in unrealized appreciation or
  depreciation of investments                        237,156      146,692         (22,909)       6,356         6,976
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                    530,776      361,350             283        6,650        21,701
----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                         2,739,654      932,510       1,218,081          150       100,130
Net transfers(1)                                     (43,570)    (136,606)         43,597          364         7,478
Contract terminations:
    Surrender benefits and contract charges          (28,639)     (11,842)        (18,416)      (2,340)       (7,643)
    Death benefits                                   (10,702)      (3,258)             --           --        (3,120)
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     2,656,743      780,804       1,243,262       (1,826)       96,845
----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                    1,612,939      615,149              --       68,848       165,893
----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $4,800,458   $1,757,303      $1,243,545      $73,672      $284,439
----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year             1,019,547      430,795              --       47,585       157,104
Contract purchase payments                         1,765,617      654,027       1,175,925           --        87,275
Net transfers(1)                                     (32,093)     (79,727)         42,048          260         6,878
Contract terminations:
    Surrender benefits and contract charges          (15,771)      (7,238)         (3,812)      (1,584)       (4,110)
    Death benefits                                    (4,876)      (2,034)             --           --        (2,875)
----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                   2,732,424      995,823       1,214,161       46,261       244,272
----------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



 152    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                     -----------------------------------------------------------
                                                      RVS VP     THDL VP     RVS VP       RVS VP        RVS VP
YEAR ENDED DEC. 31, 2006 (CONTINUED)                  INC OPP   INTL OPP    LG CAP EQ   LG CAP VAL   MID CAP GRO
 OPERATIONS
Investment income (loss) -- net                      $ 10,715   $    578   $   (1,962)     $  7        $ (1,780)
Net realized gain (loss) on sales of investments          458      3,533      (19,942)       --          (2,869)
Distributions from capital gains                           49         --           --        34           6,980
Net change in unrealized appreciation or
  depreciation of investments                          12,798     25,504      151,686        71         (12,914)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                      24,020     29,615      129,782       112         (10,583)
----------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                            619,373        607       12,683       300             225
Net transfers(1)                                       16,216      5,025      121,995        (5)        243,759
Contract terminations:
    Surrender benefits and contract charges           (15,484)   (59,403)    (146,061)       --         (53,611)
    Death benefits                                         --     (1,883)     (16,966)       --          (1,444)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions        620,105    (55,654)     (28,349)      295         188,929
----------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                         6,150    150,854      956,945       321             341
----------------------------------------------------------------------------------------------------------------
Net assets at end of year                            $650,275   $124,815   $1,058,378      $728        $178,687
----------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                     --    136,819      892,051        --              --
Contract purchase payments                            590,896        323       10,817        --              --
Net transfers(1)                                       15,032      4,295      109,474        --         244,050
Contract terminations:
    Surrender benefits and contract charges            (1,952)   (47,911)    (129,831)       --         (56,287)
    Death benefits                                         --     (1,417)     (15,115)       --          (1,491)
----------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                      603,976     92,109      867,396        --         186,272
----------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    153

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                ----------------------------------------------------------------------
                                                                                                             VANK LIT
                                                  RVS VP     RVS PTNRS VP       RVS VP       RVS PTNRS VP    COMSTOCK,
YEAR ENDED DEC. 31, 2006 (CONTINUED)              S&P 500     SELECT VAL    SHORT DURATION    SM CAP VAL       CL II
 OPERATIONS
Investment income (loss) -- net                 $    3,486       $  8         $   31,736      $  (14,441)   $  (15,687)
Net realized gain (loss) on sales of
  investments                                       22,465         --             (3,756)          8,063         8,022
Distributions from capital gains                     8,518         63                 --         179,165       162,352
Net change in unrealized appreciation or
  depreciation of investments                      206,022         12              3,864          72,609       403,344
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                        240,491         83             31,844         245,396       558,031
----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                          26,258        300             54,401         625,596     2,854,518
Net transfers(1)                                   (10,731)        (4)            22,569         (39,800)      (50,898)
Contract terminations:
    Surrender benefits and contract charges       (103,112)        --            (40,956)        (20,827)      (40,940)
    Death benefits                                      --         --                 --          (4,269)      (11,734)
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     (87,585)       296             36,014         560,700     2,750,946
----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                  1,799,800        310          1,253,804       1,008,485     2,029,857
----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $1,952,706       $689         $1,321,662      $1,814,581    $5,338,834
----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year           1,209,893         --          1,261,003         700,335     1,917,813
Contract purchase payments                          16,602         --             50,125         403,819     2,631,234
Net transfers(1)                                    (6,719)        --             22,337         (24,187)      (47,364)
Contract terminations:
    Surrender benefits and contract charges        (66,074)        --            (38,853)        (12,259)      (36,110)
    Death benefits                                      --         --                 --          (2,101)      (10,197)
----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                 1,153,702         --          1,294,612       1,065,607     4,455,376
----------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



 154    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

STATEMENTS OF CHANGES IN NET ASSETS


                                                                       SEGREGATED ASSET SUBACCOUNTS
                                                                -----------------------------------------
                                                                   VANK UIF
                                                                U.S. REAL EST,      WANGER       WANGER
YEAR ENDED DEC. 31, 2006 (CONTINUED)                                 CL II       INTL SM CAP   U.S. SM CO
 OPERATIONS
Investment income (loss) -- net                                    $   (253)      $  (14,222)  $   (9,740)
Net realized gain (loss) on sales of investments                      3,324           42,218        1,971
Distributions from capital gains                                      4,334               --       20,646
Net change in unrealized appreciation or depreciation of
  investments                                                        13,002          425,240       34,035
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                         20,407          453,236       46,912
---------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                           16,649        1,134,718      442,159
Net transfers(1)                                                    (17,065)        (170,399)      44,740
Contract terminations:
    Surrender benefits and contract charges                          (2,204)         (16,782)      (9,875)
    Death benefits                                                       --           (4,217)      (3,222)
---------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                       (2,620)         943,320      473,802
---------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                      57,654          816,267      505,497
---------------------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 75,441       $2,212,823   $1,026,211
---------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                               47,272          627,450      443,029
Contract purchase payments                                           12,280          843,941      379,932
Net transfers(1)                                                    (12,407)        (110,470)      39,563
Contract terminations:
    Surrender benefits and contract charges                          (1,436)         (10,664)      (7,877)
    Death benefits                                                       --           (2,733)      (2,747)
---------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                     45,709        1,347,524      851,900
---------------------------------------------------------------------------------------------------------




  (1) Includes transfer activity from (to) other subaccounts and transfers from
      (to) RiverSource Life of NY's fixed account.
  (2) For the period April 28, 2006 (commencement of operations) to Dec. 31,
      2006.
  (3) For the period May 1, 2006 (commencement of operations) to Dec. 31, 2006.

See accompanying notes to financial statements.


                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    155

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
RiverSource of New York Variable Annuity Account 2 (the Account) was established under New York law and the subaccounts are registered together as a single unit investment trust of RiverSource Life Insurance Co. of New York (RiverSource Life of NY) under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the New York State Insurance Department.

The Account is used as a funding vehicle for individual variable annuity contracts issued by RiverSource Life of NY. The following is a list of each variable annuity product funded through the Account.


RiverSource(R) Endeavor Plus(SM) Variable Annuity (Endeavor Plus)

RiverSource(R) Endeavor Select Variable Annuity (Endeavor Select) RiverSource(R) FlexChoice Select Variable Annuity (FlexChoice Select) RiverSource(R) Innovations Select Variable Annuity (Innovations Select) RiverSource(R) Innovations Variable Annuity (Innovations)
RiverSource(R) Personal Portfolio Variable Annuity (Personal Portfolio)* RiverSource(R) Personal Portfolio Plus(2) Variable Annuity (Port Plus(2))*

   * New contracts are no longer being issued for this product. As a result, an annual contract prospectus and statement of additional information are no longer distributed. An annual report for this product is distributed to all current contract holders.

The Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding subaccount name are provided below.

SUBACCOUNT                         FUND
---------------------------------------------------------------------------------------------
AIM VI Basic Val, Ser II           AIM V.I. Basic Value Fund, Series II Shares
AIM VI Cap Appr, Ser II            AIM V.I. Capital Appreciation Fund, Series II Shares
AIM VI Cap Dev, Ser II             AIM V.I. Capital Development Fund, Series II Shares
AIM VI Core Eq, Ser I              AIM V.I. Core Equity Fund, Series I Shares
AIM VI Core Eq, Ser II             AIM V.I. Core Equity Fund, Series II Shares
AIM VI Global Hlth Care, Ser II    AIM V.I. Global Health Care Fund, Series II Shares
AIM VI Intl Gro, Ser I             AIM V.I. International Growth Fund, Series I Shares
AIM VI Intl Gro, Ser II            AIM V.I. International Growth Fund, Series II Shares
AIM VI Mid Cap Core Eq, Ser II     AIM V.I. Mid Cap Core Equity Fund, Series II Shares
AB VPS Bal Shares, Cl B            AllianceBernstein VPS Balanced Shares Portfolio (Class B)
AB VPS Global Tech, Cl B           AllianceBernstein VPS Global Technology Portfolio (Class
                                   B)
AB VPS Gro & Inc, Cl B             AllianceBernstein VPS Growth and Income Portfolio (Class
                                   B)
AB VPS Intl Val, Cl B              AllianceBernstein VPS International Value Portfolio (Class
                                   B)
AB VPS Lg Cap Gro, Cl B            AllianceBernstein VPS Large Cap Growth Portfolio (Class B)
AC VP Inc & Gro, Cl I              American Century VP Income & Growth, Class I
AC VP Inflation Prot, Cl II        American Century VP Inflation Protection, Class II
AC VP Intl, Cl II                  American Century VP International, Class II
AC VP Mid Cap Val, Cl II           American Century VP Mid Cap Value, Class II
AC VP Ultra, Cl II                 American Century VP Ultra(R), Class II
AC VP Val, Cl I                    American Century VP Value, Class I
AC VP Val, Cl II                   American Century VP Value, Class II
Col Hi Yield, VS Cl B              Columbia High Yield Fund, Variable Series, Class B
Col Marsico Gro, VS Cl A           Columbia Marsico Growth Fund, Variable Series, Class A
Col Marsico Intl Opp, VS Cl B      Columbia Marsico International Opportunities Fund,
                                   Variable Series, Class B
Col Sm Cap Val, VS Cl B            Columbia Small Cap Value Fund, Variable Series, Class B
CS Commodity Return                Credit Suisse Trust - Commodity Return Strategy Portfolio
Drey IP MidCap Stock, Serv         Dreyfus Investment Portfolios MidCap Stock Portfolio,
                                   Service Shares
Drey IP Tech Gro, Serv             Dreyfus Investment Portfolios Technology Growth Portfolio,
                                   Service Shares
Drey VIF Appr, Serv                Dreyfus Variable Investment Fund Appreciation Portfolio,
                                   Service Shares
Drey VIF Intl Eq, Serv             Dreyfus Variable Investment Fund International Equity
                                   Portfolio, Service Shares
Drey VIF Intl Val, Serv            Dreyfus Variable Investment Fund International Value
                                   Portfolio, Service Shares
EV VT Floating-Rate Inc            Eaton Vance VT Floating-Rate Income Fund
Fid VIP Contrafund, Serv Cl 2      Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2
Fid VIP Gro, Serv Cl 2             Fidelity(R) VIP Growth Portfolio Service Class 2
Fid VIP Invest Gr, Serv Cl 2       Fidelity(R) VIP Investment Grade Bond Portfolio Service
                                   Class 2
Fid VIP Mid Cap, Serv Cl 2         Fidelity(R) VIP Mid Cap Portfolio Service Class 2
Fid VIP Overseas, Serv Cl 2        Fidelity(R) VIP Overseas Portfolio Service Class 2
FTVIPT Frank Global Real Est, Cl   FTVIPT Franklin Global Real Estate Securities Fund - Class
  2                                2
---------------------------------------------------------------------------------------------

 156    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

SUBACCOUNT                         FUND
---------------------------------------------------------------------------------------------
FTVIPT Frank Inc Sec, Cl 2         FTVIPT Franklin Income Securities Fund - Class 2
FTVIPT Frank Rising Divd, Cl 2     FTVIPT Franklin Rising Dividends Securities Fund - Class 2
FTVIPT Frank Sm Cap Val, Cl 2      FTVIPT Franklin Small Cap Value Securities Fund - Class 2
FTVIPT Frank Sm Mid Cap Gro, Cl 2  FTVIPT Franklin Small-Mid Cap Growth Securities
                                   Fund - Class 2
FTVIPT Mutual Shares Sec, Cl 2     FTVIPT Mutual Shares Securities Fund - Class 2
FTVIPT Temp For Sec, Cl 2          FTVIPT Templeton Foreign Securities Fund - Class 2
FTVIPT Temp Global Inc, Cl 2       FTVIPT Templeton Global Income Securities Fund - Class 2
FTVIPT Temp Gro Sec, Cl 2          FTVIPT Templeton Growth Securities Fund - Class 2
GS VIT Mid Cap Val, Inst           Goldman Sachs VIT Mid Cap Value Fund - Institutional
                                   Shares
GS VIT Structd U.S. Eq, Inst       Goldman Sachs VIT Structured U.S. Equity
                                   Fund - Institutional Shares
Janus Aspen Bal, Inst              Janus Aspen Series Balanced Portfolio: Institutional
                                   Shares
Janus Aspen Lg Cap Gro, Serv       Janus Aspen Series Large Cap Growth Portfolio: Service
                                   Shares
Janus Aspen World Gro, Inst        Janus Aspen Series Worldwide Growth Portfolio:
                                   Institutional Shares
LM Ptnrs Var Sm Cap Gro, Cl I      Legg Mason Partners Variable Small Cap Growth Portfolio,
                                   Class I
MFS Inv Gro Stock, Serv Cl         MFS(R) Investors Growth Stock Series - Service Class
MFS New Dis, Serv Cl               MFS(R) New Discovery Series - Service Class
MFS Total Return, Serv Cl          MFS(R) Total Return Series - Service Class
MFS Utilities, Serv Cl             MFS(R) Utilities Series - Service Class
OpCap Eq                           OpCap Equity Portfolio
OpCap Managed                      OpCap Managed Portfolio
OpCap Sm Cap                       OpCap Small Cap Portfolio
Oppen Cap Appr VA                  Oppenheimer Capital Appreciation Fund/VA
Oppen Cap Appr VA, Serv            Oppenheimer Capital Appreciation Fund/VA, Service Shares
Oppen Global Sec VA, Serv          Oppenheimer Global Securities Fund/VA, Service Shares
Oppen Hi Inc VA                    Oppenheimer High Income Fund/VA
Oppen Hi Inc VA, Serv              Oppenheimer High Income Fund/VA, Service Shares
Oppen Main St Sm Cap VA, Serv      Oppenheimer Main Street Small Cap Fund/VA, Service Shares
Oppen Strategic Bond VA, Serv      Oppenheimer Strategic Bond Fund/VA, Service Shares
PIMCO VIT All Asset, Advisor Cl    PIMCO VIT All Asset Portfolio, Advisor Share Class
Put VT Div Inc, Cl IA              Putnam VT Diversified Income Fund - Class IA Shares
Put VT Div Inc, Cl IB              Putnam VT Diversified Income Fund - Class IB Shares
Put VT Gro & Inc, Cl IA            Putnam VT Growth and Income Fund - Class IA Shares
Put VT Gro & Inc, Cl IB            Putnam VT Growth and Income Fund - Class IB Shares
Put VT Hlth Sciences, Cl IB        Putnam VT Health Sciences Fund - Class IB Shares
Put VT Hi Yield, Cl IA             Putnam VT High Yield Fund - Class IA Shares
Put VT Hi Yield, Cl IB             Putnam VT High Yield Fund - Class IB Shares
Put VT Intl Eq, Cl IB              Putnam VT International Equity Fund - Class IB Shares
Put VT New Opp, Cl IA              Putnam VT New Opportunities Fund - Class IA Shares
Put VT Research, Cl IB             Putnam VT Research Fund - Class IB Shares
Put VT Sm Cap Val, Cl IB           Putnam VT Small Cap Value Fund - Class IB Shares
Put VT Vista, Cl IB                Putnam VT Vista Fund - Class IB Shares
Put VT Voyager, Cl IB              Putnam VT Voyager Fund - Class IB Shares
RVS VP Bal                         RVST RiverSource(R) Variable Portfolio - Balanced Fund
RVS VP Cash Mgmt                   RVST RiverSource(R) Variable Portfolio - Cash Management
                                   Fund
RVS VP Div Bond                    RVST RiverSource(R) Variable Portfolio - Diversified Bond
                                   Fund
RVS VP Div Eq Inc                  RVST RiverSource(R) Variable Portfolio - Diversified
                                   Equity Income Fund
THDL VP Emer Mkts                  RVST Threadneedle(R) Variable Portfolio - Emerging Markets
                                   Fund
                                    (previously RiverSource(R) Variable Portfolio - Emerging
                                   Markets Fund)
RVS Ptnrs VP Fundamental Val       RVST RiverSource(R) Partners Variable
                                   Portfolio - Fundamental Value Fund
                                    (previously RiverSource(R) Variable
                                   Portfolio - Fundamental Value Fund)
RVS VP Global Inflation Prot Sec   RVST RiverSource(R) Variable Portfolio - Global Inflation
                                   Protected Securities Fund
RVS VP Gro                         RVST RiverSource(R) Variable Portfolio - Growth Fund
RVS VP Hi Yield Bond               RVST RiverSource(R) Variable Portfolio - High Yield Bond
                                   Fund
RVS VP Inc Opp                     RVST RiverSource(R) Variable Portfolio - Income
                                   Opportunities Fund
THDL VP Intl Opp                   RVST Threadneedle(R) Variable Portfolio - International
                                   Opportunity Fund
                                    (previously RiverSource(R) Variable
                                   Portfolio - International Opportunity Fund)
RVS VP Lg Cap Eq                   RVST RiverSource(R) Variable Portfolio - Large Cap Equity
                                   Fund
RVS VP Lg Cap Val                  RVST RiverSource(R) Variable Portfolio - Large Cap Value
                                   Fund
RVS VP Mid Cap Gro                 RVST RiverSource(R) Variable Portfolio - Mid Cap Growth
                                   Fund
RVS VP Mid Cap Val                 RVST RiverSource(R) Variable Portfolio - Mid Cap Value
                                   Fund
RVS VP S&P 500                     RVST RiverSource(R) Variable Portfolio - S&P 500 Index
                                   Fund
RVS Ptnrs VP Select Val            RVST RiverSource(R) Partners Variable Portfolio - Select
                                   Value Fund
                                    (previously RiverSource(R) Variable Portfolio - Select
                                   Value Fund)
RVS VP Short Duration              RVST RiverSource(R) Variable Portfolio - Short Duration
                                   U.S. Government Fund
---------------------------------------------------------------------------------------------


                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    157

SUBACCOUNT                         FUND
---------------------------------------------------------------------------------------------
RVS Ptnrs VP Sm Cap Val            RVST RiverSource(R) Partners Variable Portfolio - Small
                                   Cap Value Fund (previously RiverSource(R) Variable
                                   Portfolio - Small Cap Value Fund)
VanK LIT Comstock, Cl II           Van Kampen Life Investment Trust Comstock Portfolio, Class
                                   II Shares
VanK UIF Global Real Est, Cl II    Van Kampen UIF Global Real Estate Portfolio, Class II
                                   Shares
VanK UIF Mid Cap Gro, Cl II        Van Kampen UIF Mid Cap Growth Portfolio, Class II Shares
VanK UIF U.S. Real Est, Cl II      Van Kampen UIF U.S. Real Estate Portfolio, Class II Shares
Wanger Intl Sm Cap                 Wanger International Small Cap(1)
Wanger U.S. Sm Co                  Wanger U.S. Smaller Companies(2)
---------------------------------------------------------------------------------------------




   (1) Effective June 1, 2008, the Fund will change its name to Wanger International.


   (2) Effective June 1, 2008, the Fund will change its name to Wanger USA.


The assets of each subaccount of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life of NY.

RiverSource Life of NY issues the contracts that are distributed by banks and financial institutions either directly or through a network of third-party marketers.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
INVESTMENTS IN THE FUNDS
Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

VARIABLE PAYOUT
Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 5% unless the annuitant elects otherwise, in which case the rate would be 3.5%, as regulated by the laws of the respective states. The mortality risk is fully borne by RiverSource Life of NY and may result in additional amounts being transferred into the variable annuity account by RiverSource Life of NY to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

FEDERAL INCOME TAXES

RiverSource Life of NY is taxed as a life insurance company. The Account is treated as part of RiverSource Life of NY for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life of NY will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.


USE OF ESTIMATES
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.


 158    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

3. VARIABLE ACCOUNT EXPENSES
RiverSource Life of NY makes contractual assurances to the Account that possible future adverse changes in administrative expenses and mortality experience of the contract owners and annuitants will not affect the Account.

RiverSource Life of NY deducts a daily mortality and expense risk fee and a daily administrative charge equal, on an annual basis, to the following percent of the average daily net assets of each subaccount.

PRODUCT                        MORTALITY AND EXPENSE RISK FEE                       ADMINISTRATIVE CHARGE
---------------------------------------------------------------------------------------------------------
Endeavor Plus                  0.90% to 1.75%                                                0.15%
                               (depending on the contract and death benefit
                               option selected)
---------------------------------------------------------------------------------------------------------
Endeavor Select                0.90% to 1.55%                                                0.15%
                               (depending on the contract and death benefit
                               option selected)
---------------------------------------------------------------------------------------------------------
FlexChoice Select              1.55% to 1.85%                                                0.15%
                               (depending on the contract and death benefit
                               option selected)
---------------------------------------------------------------------------------------------------------
Innovations                    0.85% to 1.50%                                                0.15%
                               (depending on the contract and death benefit
                               option selected)
---------------------------------------------------------------------------------------------------------
Innovations Select             0.90% to 1.55%                                                0.15%
                               (depending on the contract and death benefit
                               option selected)
---------------------------------------------------------------------------------------------------------
Personal Portfolio             1.25%                                                         0.15%
---------------------------------------------------------------------------------------------------------
Port Plus(2)                   1.25%                                                         0.15%
---------------------------------------------------------------------------------------------------------


4. CONTRACT CHARGES
RiverSource Life of NY deducts a contract administrative charge of $30 to $40 per year depending upon the product selected. This charge reimburses RiverSource Life of NY for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying contract value.

Optional riders are available on certain products and if selected, the related fees are deducted annually from the contract value on the contract anniversary. Additional information can be found in the applicable product's prospectus.

5. WITHDRAWAL CHARGES
RiverSource Life of NY may use a withdrawal charge to help it recover certain expenses related to the sale of the annuity. When applicable, a withdrawal charge will apply for a maximum number of years, as depicted in the withdrawal charge schedule included in the applicable product's prospectus. Charges by RiverSource Life of NY for withdrawals are not identified on an individual segregated asset account basis. Such charges are not treated as a separate expense of the subaccounts. They are ultimately deducted from contract withdrawal benefits paid by RiverSource Life of NY.

6. RELATED PARTY TRANSACTIONS

Management fees are paid indirectly to RiverSource Investments, LLC, an affiliate of RiverSource Life of NY, in its capacity as investment manager for the following RiverSource Variable Series Trust (RVST) (previously RiverSource(R) Variable Portfolio Funds) funds shown in the table below. The Fund's Investment Management Services Agreement provides for a fee at a percentage of each Fund's average daily net assets that declines annually as each Fund's net assets increase. The annual percentage range for each Fund is as follows:


FUND                                                                        PERCENTAGE RANGE
--------------------------------------------------------------------------------------------
RVST RiverSource(R) Variable Portfolio - Balanced Fund                      0.530% to 0.350%
RVST RiverSource(R) Variable Portfolio - Cash Management Fund               0.330% to 0.150%
RVST RiverSource(R) Variable Portfolio - Diversified Bond Fund              0.480% to 0.290%
RVST RiverSource(R) Variable Portfolio - Diversified Equity Income
  Fund                                                                      0.600% to 0.375%
RVST Threadneedle(R) Variable Portfolio - Emerging Markets Fund             1.100% to 0.900%
RVST RiverSource(R) Partners Variable Portfolio - Fundamental Value
  Fund                                                                      0.730% to 0.600%
RVST RiverSource(R) Variable Portfolio - Global Inflation Protected
  Securities Fund                                                           0.440% to 0.250%
RVST RiverSource(R) Variable Portfolio - Growth Fund                        0.600% to 0.375%
RVST RiverSource(R) Variable Portfolio - High Yield Bond Fund               0.590% to 0.360%
RVST RiverSource(R) Variable Portfolio - Income Opportunities Fund          0.610% to 0.380%
RVST Threadneedle(R) Variable Portfolio - International Opportunity
  Fund                                                                      0.800% to 0.570%
RVST RiverSource(R) Variable Portfolio - Large Cap Equity Fund              0.600% to 0.375%
RVST RiverSource(R) Variable Portfolio - Large Cap Value Fund               0.600% to 0.375%
RVST RiverSource(R) Variable Portfolio - Mid Cap Growth Fund                0.700% to 0.475%
RVST RiverSource(R) Variable Portfolio - Mid Cap Value Fund                 0.700% to 0.475%
RVST RiverSource(R) Variable Portfolio - S&P 500 Index Fund                 0.220% to 0.120%
RVST RiverSource(R) Partners Variable Portfolio - Select Value Fund         0.780% to 0.650%
RVST RiverSource(R) Variable Portfolio - Short Duration U.S.
  Government Fund                                                           0.480% to 0.250%
RVST RiverSource(R) Partners Variable Portfolio - Small Cap Value
  Fund                                                                      0.970% to 0.870%
--------------------------------------------------------------------------------------------





                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    159

For the following Funds the fee may be adjusted upward or downward by a performance incentive adjustment. The adjustment is based on a comparison of the performance of each Fund to an index of similar funds up to a maximum percentage of each Fund's average daily net assets after deducting 0.50% from the performance difference. If the performance difference is less than 0.50%, the adjustment will be zero. The maximum performance incentive adjustment is 0.08% for RVST RiverSource(R) Variable Portfolio - Balanced Fund and is 0.12% for the following Funds:



RVST RiverSource(R) Variable Portfolio - Diversified Equity Income Fund


RVST Threadneedle(R) Variable Portfolio - Emerging Markets Fund


RVST RiverSource(R) Partners Variable Portfolio - Fundamental Value Fund


RVST RiverSource(R) Variable Portfolio - Growth Fund


RVST Threadneedle(R) Variable Portfolio - International Opportunity Fund


RVST RiverSource(R) Variable Portfolio - Large Cap Equity Fund


RVST RiverSource(R) Variable Portfolio - Large Cap Value Fund


RVST RiverSource(R) Variable Portfolio - Mid Cap Growth Fund


RVST RiverSource(R) Variable Portfolio - Mid Cap Value Fund


RVST RiverSource(R) Partners Variable Portfolio - Select Value Fund


RVST RiverSource(R) Partners Variable Portfolio - Small Cap Value Fund



The Funds have a Transfer Agency and Servicing Agreement with RiverSource Service Corporation. The fee under this agreement is uniform for all RVST funds at an annual rate of 0.06% of each Fund's average daily net assets.


The Funds have an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays the Distributor a fee at an annual rate of up to 0.125% of each Fund's average daily net assets.


The following RVST funds, as shown in the table below, have an Administrative Services Agreement with Ameriprise Financial, Inc. (Ameriprise Financial). Under this agreement, each Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of each Fund's average daily net assets that declines annually as each Fund's net assets increase. The annual percentage range for each Fund is as follows:


FUND                                                               PERCENTAGE RANGE
-----------------------------------------------------------------------------------
RVST RiverSource(R) Variable Portfolio - Balanced Fund             0.060% to 0.030%
RVST RiverSource(R) Variable Portfolio - Cash Management
  Fund                                                             0.060% to 0.030%
RVST RiverSource(R) Variable Portfolio - Diversified Bond
  Fund                                                             0.070% to 0.040%
RVST RiverSource(R) Variable Portfolio - Diversified Equity
  Income Fund                                                      0.060% to 0.030%
RVST Threadneedle(R) Variable Portfolio - Emerging Markets
  Fund                                                             0.080% to 0.050%
RVST RiverSource(R) Partners Variable
  Portfolio - Fundamental Value Fund                               0.060% to 0.030%
RVST RiverSource(R) Variable Portfolio - Global Inflation
  Protected Securities Fund                                        0.070% to 0.040%
RVST RiverSource(R) Variable Portfolio - Growth Fund               0.060% to 0.030%
RVST RiverSource(R) Variable Portfolio - High Yield Bond
  Fund                                                             0.070% to 0.040%
RVST RiverSource(R) Variable Portfolio - Income
  Opportunities Fund                                               0.070% to 0.040%
RVST Threadneedle(R) Variable Portfolio - International
  Opportunity Fund                                                 0.080% to 0.050%
RVST RiverSource(R) Variable Portfolio - Large Cap Equity
  Fund                                                             0.060% to 0.030%
RVST RiverSource(R) Variable Portfolio - Large Cap Value
  Fund                                                             0.060% to 0.030%
RVST RiverSource(R) Variable Portfolio - Mid Cap Growth Fund       0.060% to 0.030%
RVST RiverSource(R) Variable Portfolio - Mid Cap Value Fund        0.060% to 0.030%
RVST RiverSource(R) Variable Portfolio - S&P 500 Index Fund        0.060% to 0.030%
RVST RiverSource(R) Partners Variable Portfolio - Select
  Value Fund                                                       0.060% to 0.030%
RVST RiverSource(R) Variable Portfolio - Short Duration U.S.
  Government Fund                                                  0.070% to 0.040%
RVST RiverSource(R) Partners Variable Portfolio - Small Cap
  Value Fund                                                       0.080% to 0.050%
-----------------------------------------------------------------------------------




The RVST funds, as shown in the table above, pay custodian fees to Ameriprise Trust Company, an affiliate of RiverSource Life of NY.



In addition to the fees and expenses which each RVST fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and each Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary.



 160    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

7. INVESTMENT TRANSACTIONS
The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2007 were as follows:

 SUBACCOUNT                      FUND                                                 PURCHASES
------------------------------------------------------------------------------------------------
AIM VI Basic Val, Ser II         AIM V.I. Basic Value Fund, Series II Shares          $   99,511
                                 AIM V.I. Capital Appreciation Fund, Series II
AIM VI Cap Appr, Ser II          Shares                                                    1,851
                                 AIM V.I. Capital Development Fund, Series II
AIM VI Cap Dev, Ser II           Shares                                                   28,183
AIM VI Core Eq, Ser I            AIM V.I. Core Equity Fund, Series I Shares               20,511
AIM VI Core Eq, Ser II           AIM V.I. Core Equity Fund, Series II Shares                 401
AIM VI Global Hlth Care, Ser II  AIM V.I. Global Health Care Fund, Series II Shares        1,275
                                 AIM V.I. International Growth Fund, Series I
AIM VI Intl Gro, Ser I           Shares                                                   12,391
                                 AIM V.I. International Growth Fund, Series II
AIM VI Intl Gro, Ser II          Shares                                                1,184,159
                                 AIM V.I. Mid Cap Core Equity Fund, Series II
AIM VI Mid Cap Core Eq, Ser II   Shares                                                    7,894
                                 AllianceBernstein VPS Balanced Shares Portfolio
AB VPS Bal Shares, Cl B          (Class B)                                                91,291
                                 AllianceBernstein VPS Global Technology Portfolio
AB VPS Global Tech, Cl B         (Class B)                                                 7,745
                                 AllianceBernstein VPS Growth and Income Portfolio
AB VPS Gro & Inc, Cl B           (Class B)                                               225,659
                                 AllianceBernstein VPS International Value
AB VPS Intl Val, Cl B            Portfolio (Class B)                                   1,429,173
                                 AllianceBernstein VPS Large Cap Growth Portfolio
AB VPS Lg Cap Gro, Cl B          (Class B)                                                 1,473
AC VP Inc & Gro, Cl I            American Century VP Income & Growth, Class I             11,359
AC VP Inflation Prot, Cl II      American Century VP Inflation Protection, Class II      281,191
AC VP Intl, Cl II                American Century VP International, Class II                   5
AC VP Mid Cap Val, Cl II         American Century VP Mid Cap Value, Class II               1,280
AC VP Ultra, Cl II               American Century VP Ultra(R), Class II                  778,316
AC VP Val, Cl I                  American Century VP Value, Class I                       17,529
AC VP Val, Cl II                 American Century VP Value, Class II                      98,231
Col Hi Yield, VS Cl B            Columbia High Yield Fund, Variable Series, Class B      184,989
                                 Columbia Marsico Growth Fund, Variable Series,
Col Marsico Gro, VS Cl A         Class A                                               2,629,542
                                 Columbia Marsico International Opportunities Fund,
Col Marsico Intl Opp, VS Cl B    Variable Series, Class B                                  1,306
                                 Columbia Small Cap Value Fund, Variable Series,
Col Sm Cap Val, VS Cl B          Class B                                               2,358,428
                                 Credit Suisse Trust - Commodity Return Strategy
CS Commodity Return              Portfolio                                                 1,005
                                 Dreyfus Investment Portfolios MidCap Stock
Drey IP MidCap Stock, Serv       Portfolio, Service Shares                                 8,471
                                 Dreyfus Investment Portfolios Technology Growth
Drey IP Tech Gro, Serv           Portfolio, Service Shares                               178,974
                                 Dreyfus Variable Investment Fund Appreciation
Drey VIF Appr, Serv              Portfolio, Service Shares                                   148
                                 Dreyfus Variable Investment Fund International
Drey VIF Intl Eq, Serv           Equity Portfolio, Service Shares                          7,082
                                 Dreyfus Variable Investment Fund International
Drey VIF Intl Val, Serv          Value Portfolio, Service Shares                             365
EV VT Floating-Rate Inc          Eaton Vance VT Floating-Rate Income Fund                995,391
                                 Fidelity(R) VIP Contrafund(R) Portfolio Service
Fid VIP Contrafund, Serv Cl 2    Class 2                                               6,888,423
Fid VIP Gro, Serv Cl 2           Fidelity(R) VIP Growth Portfolio Service Class 2         13,796
                                 Fidelity(R) VIP Investment Grade Bond Portfolio
Fid VIP Invest Gr, Serv Cl 2     Service Class 2                                       2,113,713
Fid VIP Mid Cap, Serv Cl 2       Fidelity(R) VIP Mid Cap Portfolio Service Class 2     1,437,139
Fid VIP Overseas, Serv Cl 2      Fidelity(R) VIP Overseas Portfolio Service Class 2      313,214
FTVIPT Frank Global Real Est,    FTVIPT Franklin Global Real Estate Securities
  Cl 2                           Fund - Class 2                                           42,888
FTVIPT Frank Inc Sec, Cl 2       FTVIPT Franklin Income Securities Fund - Class 2            323
                                 FTVIPT Franklin Rising Dividends Securities
FTVIPT Frank Rising Divd, Cl 2   Fund - Class 2                                               38
                                 FTVIPT Franklin Small Cap Value Securities
FTVIPT Frank Sm Cap Val, Cl 2    Fund - Class 2                                           86,921
FTVIPT Frank Sm Mid Cap Gro, Cl  FTVIPT Franklin Small-Mid Cap Growth Securities
  2                              Fund - Class 2                                          138,993
FTVIPT Mutual Shares Sec, Cl 2   FTVIPT Mutual Shares Securities Fund - Class 2        1,135,730
FTVIPT Temp For Sec, Cl 2        FTVIPT Templeton Foreign Securities Fund - Class 2      167,575
                                 FTVIPT Templeton Global Income Securities
FTVIPT Temp Global Inc, Cl 2     Fund - Class 2                                        1,413,667
FTVIPT Temp Gro Sec, Cl 2        FTVIPT Templeton Growth Securities Fund - Class 2           267
                                 Goldman Sachs VIT Mid Cap Value
GS VIT Mid Cap Val, Inst         Fund - Institutional Shares                           1,723,251
                                 Goldman Sachs VIT Structured U.S. Equity
GS VIT Structd U.S. Eq, Inst     Fund - Institutional Shares                               1,053
                                 Janus Aspen Series Balanced Portfolio:
Janus Aspen Bal, Inst            Institutional Shares                                     73,113
                                 Janus Aspen Series Large Cap Growth Portfolio:
Janus Aspen Lg Cap Gro, Serv     Service Shares                                        3,066,649
                                 Janus Aspen Series Worldwide Growth Portfolio:
Janus Aspen World Gro, Inst      Institutional Shares                                      8,569
                                 Legg Mason Partners Variable Small Cap Growth
LM Ptnrs Var Sm Cap Gro, Cl I    Portfolio, Class I                                        1,339
                                 MFS(R) Investors Growth Stock Series - Service
MFS Inv Gro Stock, Serv Cl       Class                                                     8,427
MFS New Dis, Serv Cl             MFS(R) New Discovery Series - Service Class              28,087
MFS Total Return, Serv Cl        MFS(R) Total Return Series - Service Class              313,656
MFS Utilities, Serv Cl           MFS(R) Utilities Series - Service Class                  17,441
OpCap Eq                         OpCap Equity Portfolio                                   17,299
OpCap Managed                    OpCap Managed Portfolio                                  49,089
OpCap Sm Cap                     OpCap Small Cap Portfolio                                50,024
Oppen Cap Appr VA                Oppenheimer Capital Appreciation Fund/VA                 12,558
                                 Oppenheimer Capital Appreciation Fund/VA, Service
Oppen Cap Appr VA, Serv          Shares                                                  213,041
                                 Oppenheimer Global Securities Fund/VA, Service
Oppen Global Sec VA, Serv        Shares                                                  149,849
Oppen Hi Inc VA                  Oppenheimer High Income Fund/VA                          28,256
------------------------------------------------------------------------------------------------

                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    161

 SUBACCOUNT                      FUND                                                 PURCHASES
------------------------------------------------------------------------------------------------
Oppen Hi Inc VA, Serv            Oppenheimer High Income Fund/VA, Service Shares        $116,724
                                 Oppenheimer Main Street Small Cap Fund/VA, Service
Oppen Main St Sm Cap VA, Serv    Shares                                                  177,528
Oppen Strategic Bond VA, Serv    Oppenheimer Strategic Bond Fund/VA, Service Shares    2,640,507
PIMCO VIT All Asset, Advisor Cl  PIMCO VIT All Asset Portfolio, Advisor Share Class    2,912,730
                                 Putnam VT Diversified Income Fund - Class IA
Put VT Div Inc, Cl IA            Shares                                                    5,554
                                 Putnam VT Diversified Income Fund - Class IB
Put VT Div Inc, Cl IB            Shares                                                   34,728
Put VT Gro & Inc, Cl IA          Putnam VT Growth and Income Fund - Class IA Shares       56,856
Put VT Gro & Inc, Cl IB          Putnam VT Growth and Income Fund - Class IB Shares      179,252
Put VT Hlth Sciences, Cl IB      Putnam VT Health Sciences Fund - Class IB Shares              6
Put VT Hi Yield, Cl IA           Putnam VT High Yield Fund - Class IA Shares              10,967
Put VT Hi Yield, Cl IB           Putnam VT High Yield Fund - Class IB Shares              21,367
                                 Putnam VT International Equity Fund - Class IB
Put VT Intl Eq, Cl IB            Shares                                                   95,765
Put VT New Opp, Cl IA            Putnam VT New Opportunities Fund - Class IA Shares           92
Put VT Research, Cl IB           Putnam VT Research Fund - Class IB Shares                     3
Put VT Sm Cap Val, Cl IB         Putnam VT Small Cap Value Fund - Class IB Shares        539,709
Put VT Vista, Cl IB              Putnam VT Vista Fund - Class IB Shares                       10
Put VT Voyager, Cl IB            Putnam VT Voyager Fund - Class IB Shares                  7,609
                                 RVST RiverSource(R) Variable Portfolio - Balanced
RVS VP Bal                       Fund                                                     49,794
                                 RVST RiverSource(R) Variable Portfolio - Cash
RVS VP Cash Mgmt                 Management Fund                                       1,807,439
                                 RVST RiverSource(R) Variable
RVS VP Div Bond                  Portfolio - Diversified Bond Fund                     4,070,722
                                 RVST RiverSource(R) Variable
RVS VP Div Eq Inc                Portfolio - Diversified Equity Income Fund            2,667,974
                                 RVST Threadneedle(R) Variable Portfolio - Emerging
THDL VP Emer Mkts                Markets Fund                                            875,328
                                 RVST RiverSource(R) Partners Variable
RVS Ptnrs VP Fundamental Val     Portfolio - Fundamental Value Fund                    2,282,321
RVS VP Global Inflation Prot     RVST RiverSource(R) Variable Portfolio - Global
  Sec                            Inflation Protected Securities Fund                   1,904,619
                                 RVST RiverSource(R) Variable Portfolio - Growth
RVS VP Gro                       Fund                                                      1,409
                                 RVST RiverSource(R) Variable Portfolio - High
RVS VP Hi Yield Bond             Yield Bond Fund                                          59,642
                                 RVST RiverSource(R) Variable Portfolio - Income
RVS VP Inc Opp                   Opportunities Fund                                    1,268,425
                                 RVST Threadneedle(R) Variable
THDL VP Intl Opp                 Portfolio - International Opportunity Fund                8,401
                                 RVST RiverSource(R) Variable Portfolio - Large Cap
RVS VP Lg Cap Eq                 Equity Fund                                              59,131
                                 RVST RiverSource(R) Variable Portfolio - Large Cap
RVS VP Lg Cap Val                Value Fund                                                4,088
                                 RVST RiverSource(R) Variable Portfolio - Mid Cap
RVS VP Mid Cap Gro               Growth Fund                                              17,905
                                 RVST RiverSource(R) Variable Portfolio - Mid Cap
RVS VP Mid Cap Val               Value Fund                                               16,998
                                 RVST RiverSource(R) Variable Portfolio - S&P 500
RVS VP S&P 500                   Index Fund                                              183,737
                                 RVST RiverSource(R) Partners Variable
RVS Ptnrs VP Select Val          Portfolio - Select Value Fund                               780
                                 RVST RiverSource(R) Variable Portfolio - Short
RVS VP Short Duration            Duration U.S. Government Fund                           307,816
                                 RVST RiverSource(R) Partners Variable
RVS Ptnrs VP Sm Cap Val          Portfolio - Small Cap Value Fund                        303,435
                                 Van Kampen Life Investment Trust Comstock
VanK LIT Comstock, Cl II         Portfolio, Class II Shares                            2,062,810
                                 Van Kampen UIF Global Real Estate Portfolio, Class
VanK UIF Global Real Est, Cl II  II Shares                                               745,004
                                 Van Kampen UIF Mid Cap Growth Portfolio, Class II
VanK UIF Mid Cap Gro, Cl II      Shares                                                    7,012
                                 Van Kampen UIF U.S. Real Estate Portfolio, Class
VanK UIF U.S. Real Est, Cl II    II Shares                                                24,558
Wanger Intl Sm Cap               Wanger International Small Cap                        1,041,159
Wanger U.S. Sm Co                Wanger U.S. Smaller Companies                           807,329
------------------------------------------------------------------------------------------------





 162    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

8. ACCUMULATION UNIT VALUES, UNITS OUTSTANDING AND NET ASSETS
The following is a summary of accumulation unit values at Dec. 31, 2007:

                                                  AIM VI            AIM VI         AIM VI             AIM VI            AIM VI
                                                BASIC VAL,        CAP APPR,       CAP DEV,           CORE EQ,          CORE EQ,
PRICE LEVEL                                       SER II            SER II         SER II              SER I            SER II
                                           --------------------------------------------------------------------------------------
1.00%                                             $1.87             $  --           $2.19              $  --             $1.16
1.05%                                              1.14              1.05            1.21                 --                --
1.10%                                              1.86                --            2.18                 --              1.15
1.15%                                              1.20              1.05            1.42                 --                --
1.20%                                              1.13              1.05            1.20                 --                --
1.25%                                              1.85              1.05            2.17                 --              1.15
1.30%                                              1.84              1.05            2.16                 --              1.15
1.35%                                              1.84              1.05            2.16                 --              1.15
1.40%                                              1.84              1.05            2.15               1.36              1.15
1.50%                                              1.19              1.05            1.41                 --                --
1.55%                                              1.82              1.04            2.14                 --              1.15
1.65%                                              1.81                --            2.13                 --              1.14
1.70%                                              1.18              1.04            1.40                 --                --
1.80%                                                --              0.97            0.96                 --                --
1.90%                                                --              0.97            0.96                 --                --
2.00%                                                --              0.97            0.96                 --                --
---------------------------------------------------------------------------------------------------------------------------------



                                                  AIM VI            AIM VI         AIM VI             AIM VI            AB VPS
                                            GLOBAL HLTH CARE,     INTL GRO,       INTL GRO,      MID CAP CORE EQ,     BAL SHARES,
PRICE LEVEL                                       SER II            SER I          SER II             SER II             CL B
                                           --------------------------------------------------------------------------------------
1.00%                                             $  --             $  --           $  --              $  --             $1.46
1.05%                                              1.03                --            1.05               1.19              1.14
1.10%                                                --                --              --                 --              1.45
1.15%                                              1.03                --            1.04               1.29              1.17
1.20%                                              1.03                --            1.04               1.19              1.13
1.25%                                              1.03                --            1.04               1.19              1.44
1.30%                                              1.03                --            1.04               1.28              1.44
1.35%                                              1.03                --            1.04               1.28              1.47
1.40%                                              1.03              1.87            1.04               1.18              1.43
1.50%                                              1.03                --            1.04               1.27              1.16
1.55%                                              1.03                --            1.04               1.27              1.42
1.65%                                                --                --              --                 --              1.41
1.70%                                              1.03                --            1.04               1.27              1.15
1.80%                                              1.02                --            0.97                 --                --
1.90%                                              1.02                --            0.97                 --                --
2.00%                                              1.02                --            0.97                 --                --
---------------------------------------------------------------------------------------------------------------------------------



                                                 AB VPS            AB VPS         AB VPS             AB VPS             AC VP
                                              GLOBAL TECH,       GRO & INC,      INTL VAL,         LG CAP GRO,       INC & GRO,
PRICE LEVEL                                       CL B              CL B           CL B               CL B              CL I
                                          --------------------------------------------------------------------------------------
1.00%                                            $1.92             $1.87           $  --              $1.73             $  --
1.05%                                             1.16              1.21            1.30                 --                --
1.10%                                             1.91              1.87              --               1.72                --
1.15%                                             1.16              1.28            1.69                 --                --
1.20%                                             1.16              1.21            1.30                 --                --
1.25%                                             1.90              1.85            1.29               1.71                --
1.30%                                             1.89              1.85            1.69               1.70                --
1.35%                                             1.89              1.86            1.68               1.70                --
1.40%                                             1.88              1.85            1.29               1.70              1.35
1.50%                                             1.15              1.27            1.68                 --                --
1.55%                                             1.87              1.83            1.67               1.68                --
1.65%                                             1.86              1.82              --               1.68                --
1.70%                                             1.15              1.26            1.67                 --                --
1.80%                                             0.99              0.97            0.94                 --                --
1.90%                                             0.99              0.97            0.94                 --                --
2.00%                                             0.99              0.97            0.94                 --                --
--------------------------------------------------------------------------------------------------------------------------------




                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    163

                                                  AC VP             AC VP           AC VP              AC VP             AC VP
                                             INFLATION PROT,        INTL,       MID CAP VAL,          ULTRA,             VAL,
PRICE LEVEL                                       CL II             CL II           CL II              CL II             CL I
                                           --------------------------------------------------------------------------------------
1.00%                                             $  --             $  --           $  --              $  --             $  --
1.05%                                              1.10              1.42            0.90               1.24                --
1.10%                                                --                --              --                 --                --
1.15%                                              1.10              1.70            0.90               1.18                --
1.20%                                              1.10              1.41            0.90               1.23                --
1.25%                                              1.10              1.41            0.90               1.23                --
1.30%                                              1.10              1.69            0.90               1.18                --
1.35%                                              1.10              1.69            0.90               1.18                --
1.40%                                              1.10              1.41            0.90               1.23              1.76
1.50%                                              1.09              1.68            0.90               1.17                --
1.55%                                              1.09              1.68            0.90               1.17                --
1.65%                                                --                --              --                 --                --
1.70%                                              1.08              1.67            0.90               1.16                --
1.80%                                                --                --            0.91               1.04                --
1.90%                                                --                --            0.91               1.04                --
2.00%                                                --                --            0.91               1.04                --
---------------------------------------------------------------------------------------------------------------------------------



                                                  AC VP              COL             COL                COL               COL
                                                   VAL,           HI YIELD,     MARSICO GRO,     MARSICO INTL OPP,    SM CAP VAL,
PRICE LEVEL                                       CL II            VS CL B         VS CL A            VS CL B           VS CL B
                                           --------------------------------------------------------------------------------------
1.00%                                             $  --             $  --           $  --              $  --             $  --
1.05%                                              1.08              1.08            1.13               1.14              1.08
1.10%                                                --                --              --                 --                --
1.15%                                              1.18              1.07            1.12               1.14              1.25
1.20%                                              1.08              1.08            1.12               1.14              1.08
1.25%                                              1.08              1.08            1.12               1.14              1.08
1.30%                                              1.17              1.07            1.12               1.14              1.24
1.35%                                              1.17              1.07            1.12               1.14              1.24
1.40%                                              1.08              1.08            1.12               1.14              1.08
1.50%                                              1.17              1.07            1.12               1.14              1.24
1.55%                                              1.16              1.07            1.12               1.14              1.24
1.65%                                                --                --              --                 --                --
1.70%                                              1.16              1.07            1.12               1.13              1.23
1.80%                                              0.90              0.99            1.01               1.01              0.95
1.90%                                              0.90              0.99            1.01               1.01              0.95
2.00%                                              0.90              0.99            1.00               1.01              0.95
---------------------------------------------------------------------------------------------------------------------------------



                                                                   DREY IP
                                                                    MIDCAP         DREY IP           DREY VIF          DREY VIF
                                                    CS              STOCK,        TECH GRO,            APPR,           INTL EQ,
PRICE LEVEL                                  COMMODITY RETURN        SERV           SERV               SERV              SERV
                                           --------------------------------------------------------------------------------------
1.00%                                             $  --             $  --           $  --              $  --             $  --
1.05%                                              1.10              1.07            1.23               1.22              1.10
1.10%                                                --                --              --                 --                --
1.15%                                              1.10              1.20            1.22               1.27              1.09
1.20%                                              1.10              1.06            1.23               1.21              1.09
1.25%                                              1.10              1.06            1.23               1.21              1.09
1.30%                                              1.10              1.19            1.21               1.27              1.09
1.35%                                              1.10              1.19            1.21               1.27              1.09
1.40%                                              1.10              1.06            1.23               1.21              1.09
1.50%                                              1.10              1.18            1.21               1.26              1.09
1.55%                                              1.10              1.18            1.20               1.26              1.09
1.65%                                                --                --              --                 --                --
1.70%                                              1.10              1.18            1.20               1.25              1.09
1.80%                                              1.05                --              --                 --              1.02
1.90%                                              1.05                --              --                 --              1.02
2.00%                                              1.05                --              --                 --              1.02
---------------------------------------------------------------------------------------------------------------------------------




 164    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

                                               DREY VIF           EV VT           FID VIP          FID VIP        FID VIP
                                               INTL VAL,      FLOATING-RATE     CONTRAFUND,         GRO,         INVEST GR,
PRICE LEVEL                                      SERV              INC           SERV CL 2        SERV CL 2      SERV CL 2
                                            --------------------------------------------------------------------------------
1.00%                                            $  --            $  --            $2.25            $1.96          $  --
1.05%                                             1.19             0.99             1.28             1.35           1.08
1.10%                                               --               --             2.24             1.95             --
1.15%                                             1.44             0.99             1.52             1.40           1.07
1.20%                                             1.19             0.99             1.28             1.35           1.07
1.25%                                             1.19             0.99             2.22             1.93           1.07
1.30%                                             1.43             0.98             2.22             1.93           1.07
1.35%                                             1.43             0.98             2.21             1.92           1.07
1.40%                                             1.19             0.98             2.21             1.92           1.07
1.50%                                             1.42             0.98             1.50             1.39           1.06
1.55%                                             1.42             0.98             2.19             1.91           1.06
1.65%                                               --               --             2.18             1.90             --
1.70%                                             1.41             0.98             1.50             1.38           1.05
1.80%                                             0.97             0.99             1.00               --           1.01
1.90%                                             0.97             0.99             1.00               --           1.01
2.00%                                             0.97             0.99             1.00               --           1.01
----------------------------------------------------------------------------------------------------------------------------



                                                                               FTVIPT FRANK
                                               FID VIP          FID VIP        GLOBAL REAL      FTVIPT FRANK    FTVIPT FRANK
                                              MID CAP,         OVERSEAS,           EST,           INC SEC,      RISING DIVD,
PRICE LEVEL                                   SERV CL 2        SERV CL 2           CL 2             CL 2            CL 2
                                           ---------------------------------------------------------------------------------
1.00%                                           $2.71            $2.81            $1.85            $  --           $  --
1.05%                                            1.25             1.35               --             1.15            1.08
1.10%                                            2.70             2.79             1.84               --              --
1.15%                                            1.56             1.66               --             1.24            1.17
1.20%                                            1.24             1.35               --             1.15            1.08
1.25%                                            2.68             2.77             1.83             1.15            1.08
1.30%                                            2.67             2.77             1.83             1.24            1.16
1.35%                                            2.67             2.76             1.87             1.24            1.16
1.40%                                            2.66             2.75             1.82             1.14            1.08
1.50%                                            1.54             1.64               --             1.23            1.16
1.55%                                            2.64             2.73             1.80             1.23            1.16
1.65%                                            2.63             2.72             1.84               --              --
1.70%                                            1.53             1.63               --             1.22            1.15
1.80%                                            0.97             1.00               --             0.98              --
1.90%                                            0.97             1.00               --             0.97              --
2.00%                                            0.97             1.00               --             0.97              --
----------------------------------------------------------------------------------------------------------------------------



                                             FTVIPT FRANK     FTVIPT FRANK         FTVIPT          FTVIPT          FTVIPT
                                              SM CAP VAL,      SM MID CAP      MUTUAL SHARES      TEMP FOR      TEMP GLOBAL
PRICE LEVEL                                      CL 2           GRO, CL 2        SEC, CL 2        SEC, CL 2      INC, CL 2
                                            --------------------------------------------------------------------------------
1.00%                                            $2.19            $2.00            $1.87            $2.52          $  --
1.05%                                               --             1.21             1.17               --           1.17
1.10%                                             2.18             1.99             1.86             2.50             --
1.15%                                               --             1.26             1.36               --           1.23
1.20%                                               --             1.21             1.17               --           1.17
1.25%                                             2.17             1.97             1.85             2.49           1.17
1.30%                                             2.16             1.97             1.85             2.48           1.22
1.35%                                             2.15             1.96             1.84             2.52           1.22
1.40%                                             2.15             1.96             1.84             2.47           1.17
1.50%                                               --             1.24             1.35               --           1.21
1.55%                                             2.13             1.94             1.82             2.45           1.21
1.65%                                             2.12             1.93             1.82             2.48             --
1.70%                                               --             1.23             1.34               --           1.20
1.80%                                               --               --               --               --           1.01
1.90%                                               --               --               --               --           1.01
2.00%                                               --               --               --               --           1.01
----------------------------------------------------------------------------------------------------------------------------




                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    165

                                                                                   GS VIT
                                                FTVIPT           GS VIT         STRUCTD U.S.                    JANUS ASPEN
                                               TEMP GRO       MID CAP VAL,          EQ,          JANUS ASPEN    LG CAP GRO,
PRICE LEVEL                                    SEC, CL 2          INST              INST          BAL, INST         SERV
                                            --------------------------------------------------------------------------------
1.00%                                            $  --            $  --            $  --            $  --          $  --
1.05%                                             1.19             1.16             0.94               --           1.06
1.10%                                               --               --               --               --             --
1.15%                                             1.37             1.37             0.94               --           1.06
1.20%                                             1.19             1.16             0.94               --           1.06
1.25%                                             1.19             1.16             0.94               --           1.06
1.30%                                             1.36             1.36             0.94               --           1.06
1.35%                                             1.36             1.36             0.94               --           1.06
1.40%                                             1.19             1.16             0.94             1.84           1.06
1.50%                                             1.35             1.35             0.94               --           1.05
1.55%                                             1.35             1.35             0.94               --           1.05
1.65%                                               --               --               --               --             --
1.70%                                             1.34             1.34             0.94               --           1.05
1.80%                                             0.97             0.96             0.94               --           0.99
1.90%                                             0.97             0.96             0.94               --           0.99
2.00%                                             0.97             0.96             0.94               --           0.99
----------------------------------------------------------------------------------------------------------------------------



                                              JANUS ASPEN       LM PTNRS            MFS              MFS            MFS
                                              WORLD GRO,       VAR SM CAP      INV GRO STOCK,     NEW DIS,     TOTAL RETURN,
PRICE LEVEL                                      INST           GRO, CL I         SERV CL          SERV CL        SERV CL
                                            --------------------------------------------------------------------------------
1.00%                                            $  --            $  --            $1.64            $1.74          $1.49
1.05%                                               --             1.03             1.20             1.16           1.14
1.10%                                               --               --             1.63             1.73           1.49
1.15%                                               --             1.03             1.24             1.22           1.18
1.20%                                               --             1.03             1.20             1.15           1.13
1.25%                                               --             1.03             1.62             1.72           1.48
1.30%                                               --             1.03             1.61             1.72           1.47
1.35%                                               --             1.03             1.61             1.71           1.47
1.40%                                             1.41             1.03             1.60             1.71           1.46
1.50%                                               --             1.03             1.23             1.21           1.16
1.55%                                               --             1.03             1.59             1.70           1.45
1.65%                                               --               --             1.59             1.69           1.45
1.70%                                               --             1.03             1.22             1.20           1.16
1.80%                                               --             0.99               --               --           0.98
1.90%                                               --             0.99               --               --           0.98
2.00%                                               --             0.99               --               --           0.98
----------------------------------------------------------------------------------------------------------------------------



                                                  MFS                                                              OPPEN
                                              UTILITIES,          OPCAP            OPCAP            OPCAP         CAP APPR
PRICE LEVEL                                     SERV CL            EQ             MANAGED          SM CAP            VA
                                            --------------------------------------------------------------------------------
1.00%                                            $3.24            $  --            $  --            $  --          $  --
1.05%                                             1.56               --               --               --             --
1.10%                                             3.23               --               --               --             --
1.15%                                             1.99               --               --               --             --
1.20%                                             1.55               --               --               --             --
1.25%                                             3.20               --               --               --             --
1.30%                                             3.19               --               --               --             --
1.35%                                             3.19               --               --               --             --
1.40%                                             3.18             1.38             1.40             2.27           1.64
1.50%                                             1.97               --               --               --             --
1.55%                                             3.16               --               --               --             --
1.65%                                             3.14               --               --               --             --
1.70%                                             1.96               --               --               --             --
1.80%                                             1.04               --               --               --             --
1.90%                                             1.04               --               --               --             --
2.00%                                             1.04               --               --               --             --
----------------------------------------------------------------------------------------------------------------------------




 166    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

                                               OPPEN             OPPEN             OPPEN            OPPEN            OPPEN
                                           CAP APPR VA,     GLOBAL SEC VA,        HI INC         HI INC VA,        MAIN ST SM
PRICE LEVEL                                    SERV              SERV               VA              SERV          CAP VA, SERV
                                          -------------------------------------------------------------------------------------
1.00%                                          $1.79             $2.51             $  --            $1.37            $2.18
1.05%                                           1.23              1.23                --               --             1.08
1.10%                                           1.78              2.50                --             1.36             2.17
1.15%                                           1.27              1.47                --               --             1.25
1.20%                                           1.23              1.22                --               --             1.07
1.25%                                           1.77              2.48                --             1.35             2.15
1.30%                                           1.77              2.47                --             1.35             2.15
1.35%                                           1.76              2.47                --             1.35             2.14
1.40%                                           1.76              2.46              1.39             1.34             2.14
1.50%                                           1.25              1.45                --               --             1.24
1.55%                                           1.75              2.44                --             1.33             2.12
1.65%                                           1.74              2.43                --             1.33             2.11
1.70%                                           1.24              1.44                --               --             1.23
1.80%                                           0.97              0.95                --               --             0.94
1.90%                                           0.97              0.95                --               --             0.94
2.00%                                           0.97              0.95                --               --             0.94
-------------------------------------------------------------------------------------------------------------------------------



                                               OPPEN           PIMCO VIT          PUT VT           PUT VT            PUT VT
                                             STRATEGIC        ALL ASSET,         DIV INC,         DIV INC,         GRO & INC,
PRICE LEVEL                                BOND VA, SERV      ADVISOR CL           CL IA            CL IB            CL IA
                                          -------------------------------------------------------------------------------------
1.00%                                          $1.42             $  --             $  --            $  --            $  --
1.05%                                           1.16              1.04                --               --               --
1.10%                                           1.41                --                --               --               --
1.15%                                           1.19              1.04                --               --               --
1.20%                                           1.16              1.04                --               --               --
1.25%                                           1.40              1.04                --               --               --
1.30%                                           1.40              1.04                --               --               --
1.35%                                           1.39              1.03                --               --               --
1.40%                                           1.39              1.03              1.48             1.50             1.47
1.50%                                           1.18              1.03                --               --               --
1.55%                                           1.38              1.03                --               --               --
1.65%                                           1.37                --                --               --               --
1.70%                                           1.17              1.03                --               --               --
1.80%                                           1.02              1.01                --               --               --
1.90%                                           1.02              1.01                --               --               --
2.00%                                           1.02              1.01                --               --               --
-------------------------------------------------------------------------------------------------------------------------------



                                              PUT VT            PUT VT            PUT VT           PUT VT            PUT VT
                                            GRO & INC,      HLTH SCIENCES,       HI YIELD,        HI YIELD,         INTL EQ,
PRICE LEVEL                                    CL IB             CL IB             CL IA            CL IB            CL IB
                                          -------------------------------------------------------------------------------------
1.00%                                          $1.64             $  --             $  --            $  --            $2.42
1.05%                                             --              1.05                --               --             1.30
1.10%                                           1.63                --                --               --             2.41
1.15%                                             --              1.16                --               --             1.58
1.20%                                             --              1.05                --               --             1.30
1.25%                                           1.62              1.05                --               --             2.39
1.30%                                           1.62              1.15                --               --             2.38
1.35%                                           1.61              1.15                --               --             2.38
1.40%                                           1.26              1.04              1.39             1.49             2.37
1.50%                                             --              1.15                --               --             1.57
1.55%                                           1.60              1.14                --               --             2.36
1.65%                                           1.59                --                --               --             2.34
1.70%                                             --              1.14                --               --             1.56
1.80%                                             --                --                --               --               --
1.90%                                             --                --                --               --               --
2.00%                                             --                --                --               --               --
-------------------------------------------------------------------------------------------------------------------------------




                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    167

                                              PUT VT              PUT VT               PUT VT            PUT VT         PUT VT
                                             NEW OPP,            RESEARCH,           SM CAP VAL,         VISTA,        VOYAGER,
PRICE LEVEL                                    CL IA               CL IB                CL IB            CL IB           CL IB
                                         -----------------------------------------------------------------------------------------
1.00%                                          $  --               $1.62                $  --            $1.92           $  --
1.05%                                             --                  --                 0.97             1.10              --
1.10%                                             --                1.61                   --             1.91              --
1.15%                                             --                  --                 1.12             1.25              --
1.20%                                             --                  --                 0.97             1.10              --
1.25%                                             --                1.60                 0.97             1.90              --
1.30%                                             --                1.60                 1.11             1.89              --
1.35%                                             --                1.59                 1.11             1.89              --
1.40%                                           1.30                1.59                 0.97             1.88            1.19
1.50%                                             --                  --                 1.10             1.24              --
1.55%                                             --                1.58                 1.10             1.87              --
1.65%                                             --                1.57                   --             1.86              --
1.70%                                             --                  --                 1.10             1.23              --
1.80%                                             --                  --                   --               --              --
1.90%                                             --                  --                   --               --              --
2.00%                                             --                  --                   --               --              --
----------------------------------------------------------------------------------------------------------------------------------



                                              RVS VP              RVS VP               RVS VP            RVS VP         THDL VP
PRICE LEVEL                                     BAL              CASH MGMT            DIV BOND         DIV EQ INC      EMER MKTS
                                         -----------------------------------------------------------------------------------------
1.00%                                          $  --               $1.08                $1.14            $2.54           $  --
1.05%                                             --                1.06                 1.09             1.20            1.84
1.10%                                             --                1.08                 1.14             2.53              --
1.15%                                             --                1.09                 1.09             1.49            2.59
1.20%                                             --                1.05                 1.09             1.20            1.83
1.25%                                             --                1.07                 1.12             2.51            1.83
1.30%                                             --                1.07                 1.12             2.50            2.57
1.35%                                             --                1.06                 1.12             2.50            2.57
1.40%                                           1.32                1.14                 1.28             2.49            1.83
1.50%                                             --                1.07                 1.08             1.47            2.56
1.55%                                             --                1.05                 1.11             2.47            2.55
1.65%                                             --                1.05                 1.10             2.46              --
1.70%                                             --                1.07                 1.07             1.46            2.54
1.80%                                             --                1.00                 1.01             0.96            1.05
1.90%                                             --                1.00                 1.01             0.96            1.05
2.00%                                             --                1.00                 1.01             0.96            1.05
----------------------------------------------------------------------------------------------------------------------------------



                                           RVS PTNRS VP           RVS VP                                 RVS VP
                                            FUNDAMENTAL      GLOBAL INFLATION          RVS VP           HI YIELD        RVS VP
PRICE LEVEL                                     VAL              PROT SEC                GRO              BOND          INC OPP
                                         -----------------------------------------------------------------------------------------
1.00%                                          $  --               $  --                $1.62            $  --           $  --
1.05%                                           0.99                1.09                 1.14             1.08            1.08
1.10%                                             --                  --                 1.61               --              --
1.15%                                           0.99                1.10                 1.24             1.15            1.11
1.20%                                           0.99                1.09                 1.14             1.08            1.08
1.25%                                           0.99                1.09                 1.60             1.08            1.08
1.30%                                           0.99                1.09                 1.60             1.14            1.11
1.35%                                           0.99                1.09                 1.59             1.14            1.11
1.40%                                           0.99                1.09                 1.59             1.07            1.07
1.50%                                           0.99                1.09                 1.23             1.13            1.10
1.55%                                           0.99                1.09                 1.58             1.13            1.10
1.65%                                             --                  --                 1.57               --              --
1.70%                                           0.99                1.09                 1.22             1.13            1.09
1.80%                                           0.98                1.03                 0.94             0.98            0.99
1.90%                                           0.98                1.03                 0.94             0.98            0.99
2.00%                                           0.98                1.03                 0.94             0.98            0.99
----------------------------------------------------------------------------------------------------------------------------------




 168    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

                                              THDL VP             RVS VP               RVS VP            RVS VP         RVS VP
PRICE LEVEL                                  INTL OPP            LG CAP EQ           LG CAP VAL       MID CAP GRO     MID CAP VAL
                                         -----------------------------------------------------------------------------------------
1.00%                                          $  --               $1.10                $  --            $  --           $  --
1.05%                                           1.32                1.16                 1.14             1.18            1.00
1.10%                                             --                1.10                   --               --              --
1.15%                                           1.63                1.25                 1.24             1.26            1.00
1.20%                                           1.31                1.16                 1.13             1.18            1.00
1.25%                                           1.31                1.10                 1.13             1.18            1.00
1.30%                                           1.62                1.25                 1.23             1.25            1.00
1.35%                                           1.62                1.25                 1.23             1.25            1.00
1.40%                                           1.50                1.23                 1.13             1.07            1.00
1.50%                                           1.61                1.24                 1.22             1.24            1.00
1.55%                                           1.61                1.24                 1.22             1.24            1.00
1.65%                                             --                1.09                   --               --              --
1.70%                                           1.60                1.23                 1.21             1.24            1.00
1.80%                                           1.00                0.95                   --               --            0.96
1.90%                                           1.00                0.95                   --               --            0.96
2.00%                                           1.00                0.95                   --               --            0.96
----------------------------------------------------------------------------------------------------------------------------------



                                                                                                       RVS PTNRS       VANK LIT
                                              RVS VP           RVS PTNRS VP            RVS VP              VP          COMSTOCK,
PRICE LEVEL                                   S&P 500           SELECT VAL         SHORT DURATION      SM CAP VAL        CL II
                                         -----------------------------------------------------------------------------------------
1.00%                                          $1.78               $  --                $1.07            $2.09           $  --
1.05%                                           1.18                1.15                 1.07             1.06            1.09
1.10%                                           1.78                  --                 1.07             2.08              --
1.15%                                           1.25                1.24                 1.08             1.23            1.18
1.20%                                           1.18                1.15                 1.07             1.06            1.09
1.25%                                           1.76                1.15                 1.06             2.07            1.09
1.30%                                           1.76                1.24                 1.06             2.06            1.17
1.35%                                           1.75                1.24                 1.05             2.06            1.17
1.40%                                           1.75                1.15                 1.05             2.05            1.08
1.50%                                           1.24                1.23                 1.07             1.22            1.16
1.55%                                           1.74                1.23                 1.04             2.04            1.16
1.65%                                           1.73                  --                 1.04             2.03              --
1.70%                                           1.23                1.22                 1.06             1.21            1.16
1.80%                                           0.96                0.95                 1.01             0.93            0.94
1.90%                                           0.96                0.95                 1.01             0.93            0.94
2.00%                                           0.96                0.95                 1.01             0.93            0.94
----------------------------------------------------------------------------------------------------------------------------------




                                             VANK UIF            VANK UIF             VANK UIF
                                         GLOBAL REAL EST,      MID CAP GRO,        U.S. REAL EST,        WANGER         WANGER
PRICE LEVEL                                    CL II               CL II                CL II         INTL SM CAP     U.S. SM CO
                                         -----------------------------------------------------------------------------------------
1.00%                                          $  --               $  --                $  --            $  --           $  --
1.05%                                           0.85                1.13                 1.01             1.42            1.13
1.10%                                             --                  --                   --               --              --
1.15%                                           0.85                1.13                 1.35             2.03            1.27
1.20%                                           0.85                1.13                 1.01             1.41            1.12
1.25%                                           0.85                1.13                 1.01             1.41            1.12
1.30%                                           0.85                1.12                 1.35             2.02            1.26
1.35%                                           0.85                1.12                 1.34             2.02            1.26
1.40%                                           0.85                1.12                 1.00             1.41            1.12
1.50%                                           0.85                1.12                 1.34             2.01            1.26
1.55%                                           0.85                1.12                 1.34             2.01            1.25
1.65%                                             --                  --                   --               --              --
1.70%                                           0.85                1.12                 1.33             2.00            1.25
1.80%                                           0.88                0.99                   --             0.97            0.97
1.90%                                           0.88                0.99                   --             0.97            0.97
2.00%                                           0.88                0.99                   --             0.97            0.97
----------------------------------------------------------------------------------------------------------------------------------





                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    169

The following is a summary of units outstanding at Dec. 31, 2007:


                                             AIM VI               AIM VI                AIM VI            AIM VI         AIM VI
                                           BASIC VAL,           CAP APPR,              CAP DEV,          CORE EQ,       CORE EQ,
PRICE LEVEL                                  SER II               SER II                SER II            SER I          SER II
                                       --------------------------------------------------------------------------------------------
1.00%                                         2,702                   --                     --               --              --
1.05%                                            --                   --                     --               --              --
1.10%                                        82,574                   --                 32,764               --           7,171
1.15%                                        74,882                   --                     --               --              --
1.20%                                            --                   --                     --               --              --
1.25%                                            --                   --                     --               --              --
1.30%                                        43,074                   --                  9,531               --              --
1.35%                                       237,522                   --                 41,321               --              --
1.40%                                        30,613                   --                     --          590,760              --
1.50%                                        65,584                   --                     --               --              --
1.55%                                        13,498                   --                     --               --              --
1.65%                                        46,309                   --                  3,425               --              --
1.70%                                           613                   --                     --               --              --
1.80%                                            --                   --                     --               --              --
1.90%                                            --                   --                     --               --              --
2.00%                                            --                   --                     --               --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total                                       597,371                   --                 87,041          590,760           7,171
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                          AIM VI
                                             AIM VI               AIM VI                AIM VI           MID CAP         AB VPS
                                       GLOBAL HLTH CARE,        INTL GRO,             INTL GRO,          CORE EQ,      BAL SHARES,
PRICE LEVEL                                  SER II               SER I                 SER II            SER II          CL B
                                       --------------------------------------------------------------------------------------------
1.00%                                            --                   --                     --               --           2,151
1.05%                                            --                   --                163,912               --              --
1.10%                                            --                   --                     --               --          84,188
1.15%                                            --                   --                 24,110           17,137           9,851
1.20%                                            --                   --                196,645               --              --
1.25%                                            --                   --                104,039               --              --
1.30%                                            --                   --                 34,425            6,997          48,968
1.35%                                            --                   --                171,401           49,684          71,463
1.40%                                            --               76,739                120,013               --          11,687
1.50%                                            --                   --                116,479           15,633          15,444
1.55%                                            --                   --                 53,768            1,344              --
1.65%                                            --                   --                     --               --          14,183
1.70%                                            --                   --                 82,312              193              --
1.80%                                            --                   --                     --               --              --
1.90%                                            --                   --                  1,904               --              --
2.00%                                            --                   --                     --               --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total                                            --               76,739              1,069,008           90,988         257,935
-----------------------------------------------------------------------------------------------------------------------------------

                                             AB VPS               AB VPS                AB VPS            AB VPS          AC VP
                                          GLOBAL TECH,          GRO & INC,            INTL VAL,        LG CAP GRO,     INC & GRO,
PRICE LEVEL                                   CL B                 CL B                  CL B              CL B           CL I
                                       --------------------------------------------------------------------------------------------
1.00%                                         7,459                  962                     --            1,957              --
1.05%                                            --                   --                211,578               --              --
1.10%                                        78,202              162,536                     --            4,943              --
1.15%                                            --                   --                189,903               --              --
1.20%                                            --                   --                241,181               --              --
1.25%                                            --                   --                121,646               --              --
1.30%                                            --                5,765                205,741           23,478              --
1.35%                                         8,149              228,489                436,861           27,852              --
1.40%                                         3,449               15,621                158,188           91,133         119,119
1.50%                                            --                   --                368,626               --              --
1.55%                                            --                   --                 77,111               --              --
1.65%                                        32,895              417,939                     --           75,705              --
1.70%                                            --                   --                104,533               --              --
1.80%                                            --                   --                     --               --              --
1.90%                                            --                   --                  4,531               --              --
2.00%                                            --                   --                     --               --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total                                       130,154              831,312              2,119,899          225,068         119,119
-----------------------------------------------------------------------------------------------------------------------------------





 170    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

                                             AC VP               AC VP                AC VP              AC VP             AC VP
                                        INFLATION PROT,          INTL,            MID CAP VAL,           ULTRA,            VAL,
PRICE LEVEL                                  CL II               CL II                CL II              CL II             CL I
                                       ---------------------------------------------------------------------------------------------
1.00%                                             --                 --                    --                 --                --
1.05%                                             --                 --                    --                 --                --
1.10%                                             --                 --                    --                 --                --
1.15%                                        321,088                 --                    --            361,780                --
1.20%                                             --                 --                    --                 --                --
1.25%                                             --                 --                    --                 --                --
1.30%                                        401,645                 --                    --            339,083                --
1.35%                                        398,608                 --                    --            622,351                --
1.40%                                             --                 --                    --             30,102            65,970
1.50%                                        435,317                 --                    --            536,509                --
1.55%                                         72,084                 --                    --             62,345                --
1.65%                                             --                 --                    --                 --                --
1.70%                                         54,291                 --                    --             48,653                --
1.80%                                             --                 --                    --                 --                --
1.90%                                             --                 --                    --                 --                --
2.00%                                             --                 --                    --                 --                --
------------------------------------------------------------------------------------------------------------------------------------
Total                                      1,683,033                 --                    --          2,000,823            65,970
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                          COL
                                             AC VP                COL                  COL            MARSICO INTL          COL
                                             VAL,              HI YIELD,          MARSICO GRO,            OPP,          SM CAP VAL,
PRICE LEVEL                                  CL II              VS CL B              VS CL A            VS CL B           VS CL B
                                       ---------------------------------------------------------------------------------------------
1.00%                                             --                 --                    --                 --                --
1.05%                                             --                 --               358,331                 --           300,235
1.10%                                             --                 --                    --                 --                --
1.15%                                             --             80,343                47,889                 --            35,260
1.20%                                             --                 --               412,107                 --           353,750
1.25%                                             --                 --               216,203                 --           183,618
1.30%                                         15,149            120,319                64,796                 --            47,833
1.35%                                         28,065             84,180               350,052                 --           260,923
1.40%                                             --                 --               265,622                 --           223,464
1.50%                                         42,262             79,159               255,788                 --           188,031
1.55%                                             --             25,450               113,302                 --            83,602
1.65%                                             --                 --                    --                 --                --
1.70%                                         27,142             12,276               185,350                 --           136,634
1.80%                                             --                 --                    --                 --                --
1.90%                                             --                 --                 5,557                 --             4,556
2.00%                                             --                 --                    --                 --                --
------------------------------------------------------------------------------------------------------------------------------------
Total                                        112,618            401,727             2,274,997                 --         1,817,906
------------------------------------------------------------------------------------------------------------------------------------


                                              CS                DREY IP              DREY IP            DREY VIF         DREY VIF
                                           COMMODITY         MIDCAP STOCK,          TECH GRO,            APPR,           INTL EQ,
PRICE LEVEL                                 RETURN               SERV                 SERV                SERV             SERV
                                       ---------------------------------------------------------------------------------------------
1.00%                                             --                 --                    --                 --                --
1.05%                                             --                 --                    --                 --                --
1.10%                                             --                 --                    --                 --                --
1.15%                                             --              9,528                79,584                 --                --
1.20%                                             --                 --                    --                 --                --
1.25%                                             --                 --                    --                 --                --
1.30%                                             --                 --                72,858                 --                --
1.35%                                             --              7,107               138,901              7,483                --
1.40%                                             --                 --                 7,139                 --                --
1.50%                                             --             11,885               119,767                 --                --
1.55%                                             --                 --                 7,190                 --                --
1.65%                                             --                 --                    --                 --                --
1.70%                                             --                 --                10,690                 --             5,781
1.80%                                             --                 --                    --                 --                --
1.90%                                             --                 --                    --                 --                --
2.00%                                             --                 --                    --                 --                --
------------------------------------------------------------------------------------------------------------------------------------
Total                                             --             28,520               436,129              7,483             5,781
------------------------------------------------------------------------------------------------------------------------------------





                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    171

                                            DREY VIF           EV VT             FID VIP            FID VIP            FID VIP
                                            INTL VAL,      FLOATING-RATE       CONTRAFUND,            GRO,           INVEST GR,
PRICE LEVEL                                   SERV              INC             SERV CL 2          SERV CL 2          SERV CL 2
                                         -----------------------------------------------------------------------------------------
1.00%                                              --              --             115,029             1,839                  --
1.05%                                              --         155,236             438,087                --             301,058
1.10%                                              --              --           1,129,191            86,890                  --
1.15%                                              --          18,188             730,963                --             313,101
1.20%                                              --         158,296             442,080                --             299,565
1.25%                                              --          86,819             422,732            18,557             157,079
1.30%                                              --          24,917             505,711             4,638             441,894
1.35%                                              --         104,347           1,919,773            78,256             501,448
1.40%                                              --         103,253             362,042            54,123             213,243
1.50%                                              --         106,945           1,406,634                --             526,397
1.55%                                              --          54,197             194,255             7,833             202,713
1.65%                                              --              --             192,025           135,272                  --
1.70%                                              --         110,789             291,138                --             263,911
1.80%                                              --              --                  --                --                  --
1.90%                                              --           3,008               6,849                --               7,163
2.00%                                              --              --                  --                --                  --
----------------------------------------------------------------------------------------------------------------------------------
Total                                              --         925,995           8,156,509           387,408           3,227,572
----------------------------------------------------------------------------------------------------------------------------------


                                             FID VIP          FID VIP         FTVIPT FRANK        FTVIPT FRANK      FTVIPT FRANK
                                            MID CAP,      OVERSEAS, SERV    GLOBAL REAL EST,        INC SEC,        RISING DIVD,
PRICE LEVEL                                 SERV CL 2          CL 2               CL 2                CL 2              CL 2
                                         -----------------------------------------------------------------------------------------
1.00%                                          49,086          35,671               9,308                --                  --
1.05%                                         154,688              --                  --                --                  --
1.10%                                         343,870          81,172              39,762                --                  --
1.15%                                         104,959          25,008                  --                --                  --
1.20%                                         182,775              --                  --                --                  --
1.25%                                          79,526           4,958               7,185                --                  --
1.30%                                         176,126          11,666              52,906                --                  --
1.35%                                         341,889         156,112              30,075                --                  --
1.40%                                         178,113          11,474                  --                --                  --
1.50%                                         251,009          29,285                  --             1,214                  --
1.55%                                          84,668           4,820               9,852                --                  --
1.65%                                         445,119          15,989              21,536                --                  --
1.70%                                          72,648             218                  --                --                  --
1.80%                                              --              --                  --                --                  --
1.90%                                           2,591              --                  --                --                  --
2.00%                                              --              --                  --                --                  --
----------------------------------------------------------------------------------------------------------------------------------
Total                                       2,467,067         376,373             170,624             1,214                  --
----------------------------------------------------------------------------------------------------------------------------------


                                          FTVIPT FRANK     FTVIPT FRANK          FTVIPT              FTVIPT            FTVIPT
                                           SM CAP VAL,      SM MID CAP     MUTUAL SHARES SEC,       TEMP FOR      TEMP GLOBAL INC,
PRICE LEVEL                                   CL 2           GRO, CL 2            CL 2             SEC, CL 2            CL 2
                                         -----------------------------------------------------------------------------------------
1.00%                                           1,794          11,603              82,741             4,916                  --
1.05%                                              --              --                  --                --             254,515
1.10%                                          89,297          73,558             554,619            86,853                  --
1.15%                                              --              --              14,368                --             144,029
1.20%                                              --              --                  --                --             275,114
1.25%                                              --          17,194             200,984             8,416             152,108
1.30%                                          18,855          79,585             113,142            25,756             174,678
1.35%                                         115,682         325,732             777,746           134,289             335,467
1.40%                                           8,696          15,426             319,730            13,741             205,816
1.50%                                              --           4,533              44,250                --             339,251
1.55%                                          10,176          12,006             152,105                --             109,946
1.65%                                          43,159          83,979             310,762            70,437                  --
1.70%                                              --              --              33,306                --             198,294
1.80%                                              --              --                  --                --                  --
1.90%                                              --              --                  --                --               4,819
2.00%                                              --              --                  --                --                  --
----------------------------------------------------------------------------------------------------------------------------------
Total                                         287,659         623,616           2,603,753           344,408           2,194,037
----------------------------------------------------------------------------------------------------------------------------------





 172    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

                                             FTVIPT           GS VIT             GS VIT                              JANUS ASPEN
                                          TEMP GRO SEC,    MID CAP VAL,     STRUCTD U.S. EQ,      JANUS ASPEN        LG CAP GRO,
PRICE LEVEL                                   CL 2             INST               INST             BAL, INST            SERV
                                         -----------------------------------------------------------------------------------------
1.00%                                             --                --                --                  --                 --
1.05%                                             --           189,536                --                  --            449,351
1.10%                                             --                --                --                  --                 --
1.15%                                             --           194,702                --                  --             59,234
1.20%                                             --           219,225                --                  --            516,652
1.25%                                             --           114,496                --                  --            265,406
1.30%                                             --           190,741                --                  --             81,381
1.35%                                             --           461,288                --                  --            444,859
1.40%                                             --           164,808                --           1,089,590            322,081
1.50%                                             --           440,375                --                  --            318,784
1.55%                                             --            79,970                --                  --            137,252
1.65%                                             --                --                --                  --                 --
1.70%                                             --           137,759                --                  --            213,489
1.80%                                             --                --                --                  --                 --
1.90%                                             --             3,249                --                  --              6,922
2.00%                                             --                --                --                  --                 --
----------------------------------------------------------------------------------------------------------------------------------
Total                                             --         2,196,149                --           1,089,590          2,815,411
----------------------------------------------------------------------------------------------------------------------------------


                                           JANUS ASPEN     LM PTNRS VAR            MFS                MFS                MFS
                                           WORLD GRO,       SM CAP GRO,      INV GRO STOCK,         NEW DIS,        TOTAL RETURN,
PRICE LEVEL                                   INST             CL I              SERV CL            SERV CL            SERV CL
                                         -----------------------------------------------------------------------------------------
1.00%                                             --                --             4,629                 985             25,650
1.05%                                             --                --                --                  --                 --
1.10%                                             --                --           123,172              63,706            781,869
1.15%                                             --                --                --               8,795              4,921
1.20%                                             --                --                --                  --                 --
1.25%                                             --                --            15,601              15,261            129,720
1.30%                                             --                --             6,105               1,710             16,579
1.35%                                             --                --            86,563              82,764          1,199,213
1.40%                                        298,798                --                --              14,601             67,480
1.50%                                             --                --                --                  --              1,989
1.55%                                             --                --                --                  --             34,158
1.65%                                             --                --             3,836                  --            127,313
1.70%                                             --                --                --                  --                 --
1.80%                                             --                --                --                  --                 --
1.90%                                             --                --                --                  --                 --
2.00%                                             --                --                --                  --                 --
----------------------------------------------------------------------------------------------------------------------------------
Total                                        298,798                --           239,906             187,822          2,388,892
----------------------------------------------------------------------------------------------------------------------------------


                                               MFS                                                                      OPPEN
                                           UTILITIES,          OPCAP                                 OPCAP            CAP APPR
PRICE LEVEL                                  SERV CL            EQ            OPCAP MANAGED          SM CAP              VA
                                         -----------------------------------------------------------------------------------------
1.00%                                             --                --                --                  --                 --
1.05%                                             --                --                --                  --                 --
1.10%                                         35,635                --                --                  --                 --
1.15%                                             --                --                --                  --                 --
1.20%                                             --                --                --                  --                 --
1.25%                                             --                --                --                  --                 --
1.30%                                          1,433                --                --                  --                 --
1.35%                                          1,622                --                --                  --                 --
1.40%                                          1,675            50,439           245,609              64,953            319,505
1.50%                                             --                --                --                  --                 --
1.55%                                          5,092                --                --                  --                 --
1.65%                                          3,731                --                --                  --                 --
1.70%                                             --                --                --                  --                 --
1.80%                                             --                --                --                  --                 --
1.90%                                             --                --                --                  --                 --
2.00%                                             --                --                --                  --                 --
----------------------------------------------------------------------------------------------------------------------------------
Total                                         49,188            50,439           245,609              64,953            319,505
----------------------------------------------------------------------------------------------------------------------------------





                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    173

                                             OPPEN               OPPEN              OPPEN              OPPEN              OPPEN
                                          CAP APPR VA,      GLOBAL SEC VA,         HI INC            HI INC VA,        MAIN ST SM
PRICE LEVEL                                   SERV               SERV                VA                 SERV          CAP VA, SERV
                                      ----------------------------------------------------------------------------------------------
1.00%                                         31,011                583                 --             12,369              10,929
1.05%                                             --                 --                 --                 --                  --
1.10%                                        414,807             85,144                 --             47,263             251,918
1.15%                                        212,175                 --                 --                 --              61,862
1.20%                                             --                 --                 --                 --                  --
1.25%                                         22,406              7,746                 --              9,839              41,680
1.30%                                        250,102              6,791                 --              8,112              24,732
1.35%                                      1,041,620             78,503                 --             42,325             238,639
1.40%                                        145,074             18,104            143,717             10,024              71,768
1.50%                                        298,753             23,521                 --                 --             151,492
1.55%                                         25,425                 --                 --              1,353              40,832
1.65%                                        241,422             53,380                 --             81,431             357,061
1.70%                                         74,928                 --                 --                 --                  --
1.80%                                             --                 --                 --                 --                  --
1.90%                                             --                 --                 --                 --                  --
2.00%                                             --                 --                 --                 --                  --
------------------------------------------------------------------------------------------------------------------------------------
Total                                      2,757,723            273,772            143,717            212,716           1,250,913
------------------------------------------------------------------------------------------------------------------------------------




                                             OPPEN            PIMCO VIT            PUT VT              PUT VT            PUT VT
                                           STRATEGIC         ALL ASSET,           DIV INC,            DIV INC,         GRO & INC,
PRICE LEVEL                              BOND VA, SERV       ADVISOR CL             CL IA              CL IB              CL IA
                                        --------------------------------------------------------------------------------------------
1.00%                                        168,230                 --                --                  --                 --
1.05%                                        443,182            428,566                --                  --                 --
1.10%                                        794,422                 --                --                  --                 --
1.15%                                        409,381             53,218                --                  --                 --
1.20%                                        420,958            470,346                --                  --                 --
1.25%                                        635,666            246,827                --                  --                 --
1.30%                                        389,465             72,256                --                  --                 --
1.35%                                      1,098,767            376,325                --                  --                 --
1.40%                                        577,341            304,160            68,771             158,205            175,658
1.50%                                        594,029            304,369                --                  --                 --
1.55%                                        371,339            135,328                --                  --                 --
1.65%                                        376,115                 --                --                  --                 --
1.70%                                        318,894            236,661                --                  --                 --
1.80%                                             --                 --                --                  --                 --
1.90%                                          7,137              7,304                --                  --                 --
2.00%                                             --                 --                --                  --                 --
------------------------------------------------------------------------------------------------------------------------------------
Total                                      6,604,926          2,635,360            68,771             158,205            175,658
------------------------------------------------------------------------------------------------------------------------------------


                                             PUT VT            PUT VT              PUT VT              PUT VT            PUT VT
                                           GRO & INC,      HLTH SCIENCES,         HI YIELD,          HI YIELD,          INTL EQ,
PRICE LEVEL                                  CL IB              CL IB               CL IA              CL IB              CL IB
                                        --------------------------------------------------------------------------------------------
1.00%                                         11,067                 --                --                  --              6,521
1.05%                                             --                 --                --                  --                 --
1.10%                                             --                 --                --                  --              3,178
1.15%                                             --                 --                --                  --                 --
1.20%                                             --                 --                --                  --                 --
1.25%                                         21,173                 --                --                  --              3,361
1.30%                                             --                 --                --                  --                 --
1.35%                                         16,844                 --                --                  --              6,015
1.40%                                        458,185                 --            88,178              95,988             33,545
1.50%                                             --                 --                --                  --                 --
1.55%                                          7,332                 --                --                  --                 --
1.65%                                             --                 --                --                  --              6,723
1.70%                                             --                 --                --                  --                 --
1.80%                                             --                 --                --                  --                 --
1.90%                                             --                 --                --                  --                 --
2.00%                                             --                 --                --                  --                 --
------------------------------------------------------------------------------------------------------------------------------------
Total                                        514,601                 --            88,178              95,988             59,343
------------------------------------------------------------------------------------------------------------------------------------





 174    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

                                             PUT VT            PUT VT              PUT VT              PUT VT            PUT VT
                                            NEW OPP,          RESEARCH,          SM CAP VAL,           VISTA,           VOYAGER,
PRICE LEVEL                                  CL IA              CL IB               CL IB              CL IB              CL IB
                                        --------------------------------------------------------------------------------------------
1.00%                                             --                 --                  --                 --                 --
1.05%                                             --                 --                  --                 --                 --
1.10%                                             --                 --                  --              1,947                 --
1.15%                                             --                 --              11,414                 --                 --
1.20%                                             --                 --                  --                 --                 --
1.25%                                             --                 --                  --                 --                 --
1.30%                                             --                 --               8,368              5,668                 --
1.35%                                             --                 --              27,761                879                 --
1.40%                                         56,766                 --              10,845              1,087            410,200
1.50%                                             --                 --              40,563                 --                 --
1.55%                                             --                 --              10,033                 --                 --
1.65%                                             --                 --                  --              7,825                 --
1.70%                                             --                 --                  --                 --                 --
1.80%                                             --                 --                  --                 --                 --
1.90%                                             --                 --                  --                 --                 --
2.00%                                             --                 --                  --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
Total                                         56,766                 --             108,984             17,406            410,200
------------------------------------------------------------------------------------------------------------------------------------


                                             RVS VP            RVS VP              RVS VP              RVS VP            THDL VP
PRICE LEVEL                                   BAL             CASH MGMT           DIV BOND           DIV EQ INC         EMER MKTS
                                        --------------------------------------------------------------------------------------------
1.00%                                             --            110,786               8,153             11,683                 --
1.05%                                             --             90,878             653,581            423,552            106,206
1.10%                                             --             46,971             206,615             66,322                 --
1.15%                                             --             15,834             116,715            411,191             92,807
1.20%                                             --             28,518             668,184            489,997            124,381
1.25%                                             --              1,023             401,819            122,110             64,418
1.30%                                             --             19,922              97,909            297,026            108,672
1.35%                                             --            188,258           1,012,951            538,018            220,783
1.40%                                        571,885            224,485             761,159            163,520             88,802
1.50%                                             --            304,854             590,742            826,190            181,033
1.55%                                             --              4,580             258,785             92,306             36,559
1.65%                                             --             81,404              44,309             11,001                 --
1.70%                                             --              3,221             474,519            227,460             47,548
1.80%                                             --                 --                  --                 --                 --
1.90%                                             --              6,527              14,343              7,774              2,384
2.00%                                             --                 --                  --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
Total                                        571,885          1,127,261           5,309,784          3,688,150          1,073,593
------------------------------------------------------------------------------------------------------------------------------------


                                                               RVS VP
                                          RVS PTNRS VP    GLOBAL INFLATION         RVS VP              RVS VP            RVS VP
PRICE LEVEL                             FUNDAMENTAL VAL       PROT SEC               GRO           HI YIELD BOND         INC OPP
                                        --------------------------------------------------------------------------------------------
1.00%                                             --                 --                  --                 --                 --
1.05%                                        342,233            288,660                  --                 --            215,946
1.10%                                             --                 --              27,596                 --                 --
1.15%                                         45,065             57,417                  --             48,363             44,856
1.20%                                        391,346            301,358                  --                 --            253,665
1.25%                                        203,162            160,075                  --                 --            142,337
1.30%                                         60,919             60,209                  --             81,523             52,761
1.35%                                        332,027            250,096              12,577             31,087            213,360
1.40%                                        247,248            219,085                  --                 --            182,053
1.50%                                        243,709            275,685                  --             38,719            200,511
1.55%                                        106,464             94,919                  --             18,229             77,995
1.65%                                             --                 --                  --                 --                 --
1.70%                                        172,569            179,804                  --             10,932            139,102
1.80%                                             --                 --                  --                 --                 --
1.90%                                          5,049              5,857                  --                 --              2,493
2.00%                                             --                 --                  --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
Total                                      2,149,791          1,893,165              40,173            228,853          1,525,079
------------------------------------------------------------------------------------------------------------------------------------





                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    175

                                           THDL VP             RVS VP              RVS VP              RVS VP            RVS VP
PRICE LEVEL                                INTL OPP           LG CAP EQ          LG CAP VAL         MID CAP GRO        MID CAP VAL
                                      ----------------------------------------------------------------------------------------------
1.00%                                            --                 --                   --                 --                 --
1.05%                                            --                 --                   --                 --                 --
1.10%                                            --                 --                   --                 --                 --
1.15%                                            --             82,620                   --                 --                 --
1.20%                                            --                 --                   --                 --                 --
1.25%                                            --                 --                   --                 --                 --
1.30%                                            --             51,993                   --                 --                 --
1.35%                                            --            242,481                   --                 --                 --
1.40%                                        58,862            231,376                   --            137,490                 --
1.50%                                            --             85,192                   --                 --                 --
1.55%                                            --              8,004                   --                 --                 --
1.65%                                            --              2,574                   --                 --                 --
1.70%                                            --              1,166                   --                 --                 --
1.80%                                            --                 --                   --                 --                 --
1.90%                                            --                 --                   --                 --                 --
2.00%                                            --                 --                   --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
Total                                        58,862            705,406                   --            137,490                 --
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                        VANK LIT
                                            RVS VP          RVS PTNRS VP           RVS VP          RVS PTNRS  VP        COMSTOCK,
PRICE LEVEL                                S&P 500           SELECT VAL        SHORT DURATION        SM CAP VAL           CL II
                                      ----------------------------------------------------------------------------------------------
1.00%                                         4,983                 --                8,968              2,667                 --
1.05%                                            --                 --               55,431                 --            238,229
1.10%                                       326,422                 --              388,167              3,463                 --
1.15%                                            --                 --               30,972            245,838            644,537
1.20%                                            --                 --               31,909                 --            277,260
1.25%                                            --                 --               67,281                 --            143,135
1.30%                                        77,924                 --              105,689            140,735            666,470
1.35%                                       470,860                 --              396,042            271,641          1,216,900
1.40%                                        32,131                 --               55,962             10,262            205,363
1.50%                                        11,918                 --               45,296            332,461          1,038,982
1.55%                                         7,118                 --               45,008             16,589            154,778
1.65%                                        66,230                 --              100,325              3,226                 --
1.70%                                            --                 --               16,227             35,139            200,897
1.80%                                            --                 --                   --                 --                 --
1.90%                                            --                 --                2,960                 --              3,863
2.00%                                            --                 --                   --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
Total                                       997,586                 --            1,350,237          1,062,021          4,790,414
------------------------------------------------------------------------------------------------------------------------------------


                                           VANK UIF           VANK UIF            VANK UIF
                                       GLOBAL REAL EST,     MID CAP GRO,       U.S. REAL EST,          WANGER            WANGER
PRICE LEVEL                                 CL II               CL II               CL II           INTL SM CAP        U.S. SM CO
                                      ----------------------------------------------------------------------------------------------
1.00%                                            --                 --                   --                 --                 --
1.05%                                        90,647                 --                   --            140,427            105,477
1.10%                                            --                 --                   --                 --                 --
1.15%                                        11,682                 --               12,258            147,121            147,742
1.20%                                       106,425                 --                   --            160,665            119,790
1.25%                                        53,237                 --                   --             81,576             61,022
1.30%                                        13,392                 --               11,418            150,464            171,658
1.35%                                        93,965                 --                6,834            334,686            311,222
1.40%                                        72,778                 --                   --            109,443             66,888
1.50%                                        68,436                 --               10,794            268,131            241,379
1.55%                                        25,728                 --                  702             52,396             46,961
1.65%                                            --                 --                   --                 --                 --
1.70%                                        44,974                 --                   --             66,730             59,985
1.80%                                            --                 --                   --                 --                 --
1.90%                                         1,337                 --                   --              3,174              1,901
2.00%                                            --                 --                   --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
Total                                       582,601                 --               42,006          1,514,813          1,334,025
------------------------------------------------------------------------------------------------------------------------------------





 176    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

The following is a summary of net assets at Dec. 31, 2007:

                                            AIM VI             AIM VI             AIM VI              AIM VI           AIM VI
                                          BASIC VAL,          CAP APPR,          CAP DEV,            CORE EQ,         CORE EQ,
PRICE LEVEL                                 SER II             SER II             SER II              SER I            SER II
                                      ------------------------------------------------------------------------------------------
1.00%                                     $    5,094              $  --             $    97          $      --           $  114
1.05%                                             87                129                  92                 --               --
1.10%                                        153,777                 --              71,521                 --            8,277
1.15%                                         90,011                129                  71                 --               --
1.20%                                             86                129                  92                 --               --
1.25%                                             70                129                 129                 --              114
1.30%                                         79,442                129              20,608                 --              114
1.35%                                        437,056                129              89,128                 --              114
1.40%                                         56,199                129                  95            806,038              113
1.50%                                         77,962                129                  70                 --               --
1.55%                                         24,601                129                  94                 --              113
1.65%                                         83,999                 --               7,283                 --              113
1.70%                                            726                129                  70                 --               --
1.80%                                             --                120                  95                 --               --
1.90%                                             --                120                  95                 --               --
2.00%                                             --                119                  94                 --               --
--------------------------------------------------------------------------------------------------------------------------------
Total                                     $1,009,110             $1,649            $189,634           $806,038           $9,072
--------------------------------------------------------------------------------------------------------------------------------


                                            AIM VI             AIM VI             AIM VI              AIM VI           AB VPS
                                      GLOBAL HLTH CARE,       INTL GRO,          INTL GRO,       MID CAP CORE EQ,    BAL SHARES,
PRICE LEVEL                                 SER II              SER I             SER II              SER II            CL B
                                      ------------------------------------------------------------------------------------------
1.00%                                          $  --          $      --           $      --          $      --         $  3,163
1.05%                                             77                 --             171,335                 90              114
1.10%                                             --                 --                  --                 --          122,107
1.15%                                             77                 --              25,185             22,096           11,543
1.20%                                             77                 --             205,349                 90              114
1.25%                                             77                 --             108,255                 90               75
1.30%                                             77                 --              35,922              8,980           70,344
1.35%                                             77                 --             178,812             63,624          105,001
1.40%                                             77            143,361             124,770                 90           16,708
1.50%                                             77                 --             120,981             19,936           17,900
1.55%                                             77                 --              55,910              1,775               74
1.65%                                             --                 --                  --                 --           20,037
1.70%                                             77                 --              85,556                309               86
1.80%                                            100                 --                 144                 --               --
1.90%                                            100                 --               1,998                 --               --
2.00%                                            100                 --                 144                 --               --
--------------------------------------------------------------------------------------------------------------------------------
Total                                         $1,070           $143,361          $1,114,361           $117,080         $367,266
--------------------------------------------------------------------------------------------------------------------------------

                                            AB VPS             AB VPS             AB VPS              AB VPS            AC VP
                                         GLOBAL TECH,        GRO & INC,          INTL VAL,         LG CAP GRO,       INC & GRO,
PRICE LEVEL                                  CL B               CL B               CL B                CL B             CL I
                                      ------------------------------------------------------------------------------------------
1.00%                                       $ 14,326         $    1,849           $      --           $  3,429          $    --
1.05%                                             85                183             274,642                 --               --
1.10%                                        149,470            303,188                  --              8,509               --
1.15%                                             85                128             321,679                 --               --
1.20%                                             86                183             312,351                 --               --
1.25%                                             87                121             157,420                124               --
1.30%                                             87             10,652             346,944             40,026               --
1.35%                                         15,390            424,586             735,533             47,357               --
1.40%                                          6,497             28,958             204,158            154,635          160,979
1.50%                                             85                127             617,756                 --               --
1.55%                                             86                124             129,005                123               --
1.65%                                         61,235            759,295                  --            126,920               --
1.70%                                             85                126             174,030                 --               --
1.80%                                             96                120                  94                 --               --
1.90%                                             96                120               4,364                 --               --
2.00%                                             96                120                  94                 --               --
--------------------------------------------------------------------------------------------------------------------------------
Total                                       $247,892         $1,529,880          $3,278,070           $381,123         $160,979
--------------------------------------------------------------------------------------------------------------------------------




                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    177

                                            AC VP               AC VP              AC VP              AC VP             AC VP
                                       INFLATION PROT,          INTL,          MID CAP VAL,           ULTRA,            VAL,
PRICE LEVEL                                 CL II               CL II              CL II              CL II             CL I
                                      ------------------------------------------------------------------------------------------
1.00%                                     $       --               $ --                $ --         $       --          $    --
1.05%                                          2,215                107                  66                 85               --
1.10%                                             --                 --                  --                 --               --
1.15%                                        354,181                 84                  67            428,566               --
1.20%                                          2,210                107                  67                 84               --
1.25%                                          2,209                107                  67                 84               --
1.30%                                        440,960                 84                  66            399,795               --
1.35%                                        436,944                 84                  66            732,636               --
1.40%                                          2,204                106                  66             37,002          116,404
1.50%                                        474,927                 83                  66            628,628               --
1.55%                                         78,522                 83                  66             72,937               --
1.65%                                             --                 --                  --                 --               --
1.70%                                         58,866                 83                  66             56,649               --
1.80%                                             --                 --                  91                 75               --
1.90%                                             --                 --                  91                 75               --
2.00%                                             --                 --                  91                 75               --
--------------------------------------------------------------------------------------------------------------------------------
Total                                     $1,853,238               $928                $936         $2,356,691         $116,404
--------------------------------------------------------------------------------------------------------------------------------


                                            AC VP                COL                COL                COL               COL
                                             VAL,             HI YIELD,        MARSICO GRO,     MARSICO INTL OPP,    SM CAP VAL,
PRICE LEVEL                                 CL II              VS CL B            VS CL A            VS CL B           VS CL B
                                      ------------------------------------------------------------------------------------------
1.00%                                        $    --            $    --           $      --              $  --       $       --
1.05%                                             82                 76             403,346                 85          325,600
1.10%                                             --                 --                  --                 --               --
1.15%                                             59             86,352              53,863                 85           44,077
1.20%                                             82                 76             463,407                 85          382,772
1.25%                                             82                 76             243,016                 85          198,520
1.30%                                         17,753            129,014              72,805                 84           59,502
1.35%                                         32,845             90,175             393,232                 84          324,360
1.40%                                             82                 76             298,264                 84          241,037
1.50%                                         49,237             84,600             287,028                 84          232,677
1.55%                                             58             27,134             126,858                 84          103,257
1.65%                                             --                 --                  --                 --               --
1.70%                                         31,421             13,075             207,447                 84          167,968
1.80%                                             67                 74                  72                 98               93
1.90%                                             67                 73               5,657                 98            4,435
2.00%                                             66                 73                  72                 98               93
--------------------------------------------------------------------------------------------------------------------------------
Total                                       $131,901           $430,874          $2,555,067             $1,138       $2,084,391
--------------------------------------------------------------------------------------------------------------------------------

                                              CS               DREY IP            DREY IP            DREY VIF         DREY  VIF
                                          COMMODITY         MIDCAP STOCK,        TECH GRO,            APPR,           INTL EQ,
PRICE LEVEL                                 RETURN              SERV               SERV                SERV             SERV
                                      ------------------------------------------------------------------------------------------
1.00%                                          $  --             $   --             $    --            $    --            $  --
1.05%                                             83                 82                  80                184               82
1.10%                                             --                 --                  --                 --               --
1.15%                                             83             11,394              97,083                153               82
1.20%                                             83                 81                  80                183               82
1.25%                                             83                 81                  80                183               82
1.30%                                             82                 90              88,482                152               82
1.35%                                             82              8,446             168,338              9,490               82
1.40%                                             82                 81               8,751                183               82
1.50%                                             82             14,058             144,466                151               82
1.55%                                             82                 89               8,687                151               81
1.65%                                             --                 --                  --                 --               --
1.70%                                             82                 88              12,836                151            6,303
1.80%                                             78                 --                  --                 --              101
1.90%                                             78                 --                  --                 --              101
2.00%                                             78                 --                  --                 --              101
--------------------------------------------------------------------------------------------------------------------------------
Total                                         $1,058            $34,490            $528,883            $10,981           $7,343
--------------------------------------------------------------------------------------------------------------------------------




 178    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

                                           DREY VIF             EV VT             FID VIP            FID VIP           FID VIP
                                          INTL VAL,         FLOATING-RATE       CONTRAFUND,            GRO,          INVEST GR,
PRICE LEVEL                                  SERV                INC             SERV CL 2          SERV CL 2         SERV CL 2
                                      ------------------------------------------------------------------------------------------
1.00%                                          $  --          $      --         $   258,595           $  3,647       $       --
1.05%                                             89            153,328             560,957                205          323,890
1.10%                                             --                 --           2,526,386            169,177               --
1.15%                                            108             17,988           1,112,221                167          335,620
1.20%                                             89            156,206             564,761                205          321,428
1.25%                                             89             85,721             938,930             35,872          168,418
1.30%                                            108             24,628           1,120,650              8,943          471,464
1.35%                                            108            102,944           4,244,026            150,548          534,138
1.40%                                             89            101,852             798,358            103,876          228,115
1.50%                                            107            105,402           2,116,958                166          558,088
1.55%                                            107             53,375             425,302             14,924          214,651
1.65%                                             --                 --             418,443            256,493               --
1.70%                                            106            108,928             435,424                165          278,103
1.80%                                             72              1,974                 147                 --               76
1.90%                                             72              4,955               7,016                 --            7,332
2.00%                                             72              1,973                 147                 --               76
--------------------------------------------------------------------------------------------------------------------------------
Total                                         $1,216           $919,274         $15,528,321           $744,388       $3,441,399
--------------------------------------------------------------------------------------------------------------------------------


                                           FID VIP             FID VIP         FTVIPT FRANK        FTVIPT FRANK     FTVIPT FRANK
                                           MID CAP,           OVERSEAS,      GLOBAL REAL EST,        INC SEC,       RISING DIVD,
PRICE LEVEL                               SERV CL 2           SERV CL 2            CL 2                CL 2             CL 2
                                      ------------------------------------------------------------------------------------------
1.00%                                     $  133,186           $100,076            $ 17,251              $  --             $ --
1.05%                                        192,677                109                  --                 87              109
1.10%                                        928,541            226,643              73,333                 --               --
1.15%                                        163,607             41,597                  --                 93               88
1.20%                                        227,158                109                  --                 87              109
1.25%                                        213,197             13,748              13,156                 86              109
1.30%                                        471,052             32,309              96,645                 93               88
1.35%                                        912,170            430,705              56,248                 92               87
1.40%                                        474,076             31,577                 122                 86              109
1.50%                                        386,995             48,246                  --              1,584               87
1.55%                                        223,806             13,192              17,783                 92               87
1.65%                                      1,170,646             43,477              39,701                 --               --
1.70%                                        111,303                357                  --                 92               86
1.80%                                            144                 98                  --                 72               --
1.90%                                          2,664                 98                  --                 72               --
2.00%                                            144                 98                  --                 72               --
--------------------------------------------------------------------------------------------------------------------------------
Total                                     $5,611,366           $982,439            $314,239             $2,608             $959
--------------------------------------------------------------------------------------------------------------------------------

                                         FTVIPT FRANK       FTVIPT FRANK       FTVIPT MUTUAL          FTVIPT         FTVIPT TEMP
                                         SM CAP VAL,       SM MID CAP GRO,      SHARES SEC,       TEMP FOR SEC,      GLOBAL INC,
PRICE LEVEL                                  CL 2               CL 2               CL 2                CL 2             CL 2
                                      ------------------------------------------------------------------------------------------
1.00%                                       $  3,966         $   23,151          $  154,950           $ 12,368       $       --
1.05%                                             --                124                 100                 --          299,054
1.10%                                        194,760            146,066           1,033,656            217,478               --
1.15%                                             --                117              19,569                 --          176,579
1.20%                                             --                123                 100                 --          322,467
1.25%                                             92             33,897             371,898             20,923          178,172
1.30%                                         40,730            156,528             208,845             63,879          213,156
1.35%                                        249,292            639,105           1,432,426            338,070          408,742
1.40%                                         18,695             30,195             587,383             33,918          240,513
1.50%                                             --              5,628              59,613                 --          411,383
1.55%                                         21,720             23,332             277,437                108          133,117
1.65%                                         91,680            162,415             564,100            174,795               --
1.70%                                             --                 92              44,586                 --          238,940
1.80%                                             --                 --                  --                 --               75
1.90%                                             --                 --                  --                 --            4,935
2.00%                                             --                 --                  --                 --               75
--------------------------------------------------------------------------------------------------------------------------------
Total                                       $620,935         $1,220,773          $4,754,663           $861,539       $2,627,208
--------------------------------------------------------------------------------------------------------------------------------



                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    179

                                         FTVIPT TEMP           GS VIT             GS VIT              JANUS          JANUS ASPEN
                                           GRO SEC,         MID CAP VAL,     STRUCTD U.S. EQ,       ASPEN BAL,       LG CAP GRO,
PRICE LEVEL                                  CL 2               INST               INST                INST             SERV
                                      ------------------------------------------------------------------------------------------
1.00%                                           $ --         $       --                $ --         $       --       $       --
1.05%                                             90            220,174                  70                 --          475,362
1.10%                                             --                 --                  --                 --               --
1.15%                                             68            265,870                  70                 --           62,482
1.20%                                             89            254,073                  70                 --          546,017
1.25%                                             89            132,514                  70                 --          279,972
1.30%                                             68            259,238                  70                 --           85,750
1.35%                                             68            626,031                  69                 --          469,668
1.40%                                             89            190,417                  69          2,003,290          339,934
1.50%                                             68            594,881                  69                 --          336,225
1.55%                                             67            107,852                  69                 --          144,602
1.65%                                             --                 --                  --                 --               --
1.70%                                             67            184,899                  69                 --          224,728
1.80%                                             71                 70                  69                 --               97
1.90%                                             71              3,205                  69                 --            6,963
2.00%                                             71                 70                  69                 --               97
--------------------------------------------------------------------------------------------------------------------------------
Total                                           $976         $2,839,294                $902         $2,003,290       $2,971,897
--------------------------------------------------------------------------------------------------------------------------------


                                         JANUS ASPEN        LM PTNRS VAR          MFS INV            MFS NEW          MFS TOTAL
                                          WORLD GRO,         SM CAP GRO,      GRO STOCK, SERV       DIS, SERV       RETURN, SERV
PRICE LEVEL                                  INST               CL I                CL                  CL               CL
                                      ------------------------------------------------------------------------------------------
1.00%                                      $      --               $ --            $  7,570           $  1,793       $   38,300
1.05%                                             --                 77                  92                 89              114
1.10%                                             --                 --             200,452            110,349        1,161,830
1.15%                                             --                 77                  60             10,733            5,795
1.20%                                             --                 77                  91                 89              114
1.25%                                             --                 76              25,207             26,245          191,379
1.30%                                             --                 76               9,840              2,963           24,401
1.35%                                             --                 76             139,192            141,650        1,760,726
1.40%                                        423,454                 76                  64             24,929           98,843
1.50%                                             --                 76                  61                 90            2,404
1.55%                                             --                 76                  63                 76           49,742
1.65%                                             --                 --               6,081                 76          184,257
1.70%                                             --                 76                  61                 90               87
1.80%                                             --                 71                  --                 --               97
1.90%                                             --                 71                  --                 --               97
2.00%                                             --                 71                  --                 --               97
--------------------------------------------------------------------------------------------------------------------------------
Total                                       $423,454               $976            $388,834           $319,172       $3,518,283
--------------------------------------------------------------------------------------------------------------------------------

                                             MFS
                                          UTILITIES,            OPCAP              OPCAP              OPCAP             OPPEN
PRICE LEVEL                                SERV CL               EQ               MANAGED             SM CAP         CAP APPR VA
                                      ------------------------------------------------------------------------------------------
1.00%                                       $    150            $    --          $'      --          $      --          $    --
1.05%                                            158                 --                  --                 --               --
1.10%                                        114,950                 --                  --                 --               --
1.15%                                            149                 --                  --                 --               --
1.20%                                            157                 --                  --                 --               --
1.25%                                            148                 --                  --                 --               --
1.30%                                          4,727                 --                  --                 --               --
1.35%                                          5,172                 --                  --                 --               --
1.40%                                          5,327             69,641             344,516            147,618          525,543
1.50%                                            148                 --                  --                 --               --
1.55%                                         16,076                 --                  --                 --               --
1.65%                                         11,722                 --                  --                 --               --
1.70%                                            147                 --                  --                 --               --
1.80%                                            126                 --                  --                 --               --
1.90%                                            126                 --                  --                 --               --
2.00%                                            126                 --                  --                 --               --
--------------------------------------------------------------------------------------------------------------------------------
Total                                       $159,409            $69,641            $344,516           $147,618         $525,543
--------------------------------------------------------------------------------------------------------------------------------




 180    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

                                            OPPEN               OPPEN              OPPEN              OPPEN             OPPEN
                                         CAP APPR VA,      GLOBAL SEC VA,         HI INC            HI INC VA,       MAIN ST SM
PRICE LEVEL                                  SERV               SERV                VA                 SERV         CAP VA, SERV
                                      ------------------------------------------------------------------------------------------
1.00%                                     $   55,600           $  1,618           $      --           $ 16,943       $   23,802
1.05%                                            219                185                  --                 --              110
1.10%                                        740,228            212,328                  --             64,423          546,008
1.15%                                        268,688                145                  --                 --           77,515
1.20%                                            218                185                  --                 --              110
1.25%                                         39,698             19,200                  --             13,319           89,692
1.30%                                        441,952             16,791                  --             10,949           53,093
1.35%                                      1,836,365            193,655                  --             56,998          511,079
1.40%                                        255,181             44,546             199,713             13,469          153,334
1.50%                                        374,209             34,164                  --                 --          187,757
1.55%                                         44,399                152                  --              1,806           86,673
1.65%                                        419,598            129,796                  --            108,097          753,774
1.70%                                         93,265                143                  --                 --               92
1.80%                                            190                142                  --                 --               91
1.90%                                            190                142                  --                 --               91
2.00%                                            190                142                  --                 --               91
--------------------------------------------------------------------------------------------------------------------------------
Total                                     $4,570,190           $653,334            $199,713           $286,004       $2,483,312
--------------------------------------------------------------------------------------------------------------------------------


                                            OPPEN             PIMCO VIT           PUT VT              PUT VT           PUT VT
                                          STRATEGIC          ALL ASSET,          DIV INC,            DIV INC,        GRO & INC,
PRICE LEVEL                             BOND VA, SERV        ADVISOR CL            CL IA              CL IB             CL IA
                                      ------------------------------------------------------------------------------------------
1.00%                                     $  238,654         $       --           $      --          $      --         $     --
1.05%                                        514,314            444,413                  --                 --               --
1.10%                                      1,121,537                 --                  --                 --               --
1.15%                                        486,378             55,243                  --                 --               --
1.20%                                        487,396            487,252                  --                 --               --
1.25%                                        891,020            255,920                  --                 --               --
1.30%                                        544,456             74,938                  --                 --               --
1.35%                                      1,532,571            389,873                  --                 --               --
1.40%                                        803,484            315,046             101,535            237,883          258,135
1.50%                                        698,182            315,069                  --                 --               --
1.55%                                        513,173            139,883                  --                 --               --
1.65%                                        517,150                 --                  --                 --               --
1.70%                                        372,404            244,351                  --                 --               --
1.80%                                             77                 75                  --                 --               --
1.90%                                          7,372              7,444                  --                 --               --
2.00%                                             77                 75                  --                 --               --
--------------------------------------------------------------------------------------------------------------------------------
Total                                     $8,728,245         $2,729,582            $101,535           $237,883         $258,135
--------------------------------------------------------------------------------------------------------------------------------

                                            PUT VT             PUT VT             PUT VT              PUT VT           PUT VT
                                          GRO & INC,       HLTH SCIENCES,        HI YIELD,          HI YIELD,         INTL EQ,
PRICE LEVEL                                 CL IB               CL IB              CL IA              CL IB             CL IB
                                      ------------------------------------------------------------------------------------------
1.00%                                       $ 18,165               $ --            $     --            $    --         $ 15,767
1.05%                                             --                 80                  --                 --              131
1.10%                                             93                 --                  --                 --            7,649
1.15%                                             --                 58                  --                 --               78
1.20%                                             --                 80                  --                 --              131
1.25%                                         34,340                 80                  --                 --            8,030
1.30%                                            113                 58                  --                 --              109
1.35%                                         27,186                 58                  --                 --           14,301
1.40%                                        576,849                 79             122,525            143,359           79,567
1.50%                                             --                 57                  --                 --               78
1.55%                                         11,721                 57                  --                 --              107
1.65%                                            111                 --                  --                 --           15,757
1.70%                                             --                 57                  --                 --               77
1.80%                                             --                 --                  --                 --               --
1.90%                                             --                 --                  --                 --               --
2.00%                                             --                 --                  --                 --               --
--------------------------------------------------------------------------------------------------------------------------------
Total                                       $668,578               $664            $122,525           $143,359         $141,782
--------------------------------------------------------------------------------------------------------------------------------



                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    181

                                            PUT VT             PUT VT             PUT VT              PUT VT           PUT VT
                                           NEW OPP,           RESEARCH,         SM CAP VAL,           VISTA,          VOYAGER,
PRICE LEVEL                                 CL IA               CL IB              CL IB              CL IB             CL IB
                                      ------------------------------------------------------------------------------------------
1.00%                                        $    --               $ 76            $     --            $    87          $    --
1.05%                                             --                 --                  90                 84               --
1.10%                                             --                 75                  --              3,718               --
1.15%                                             --                 --              12,746                 62               --
1.20%                                             --                 --                  90                 84               --
1.25%                                             --                 75                  90                 86               --
1.30%                                             --                 75               9,301             10,721               --
1.35%                                             --                 74              30,807              1,658               --
1.40%                                         73,866                 74              10,477              2,047          489,186
1.50%                                             --                 --              44,787                 62               --
1.55%                                             --                 74              11,065                 85               --
1.65%                                             --                 73                  --             14,554               --
1.70%                                             --                 --                  90                 61               --
1.80%                                             --                 --                  --                 --               --
1.90%                                             --                 --                  --                 --               --
2.00%                                             --                 --                  --                 --               --
--------------------------------------------------------------------------------------------------------------------------------
Total                                        $73,866               $596            $119,543            $33,309         $489,186
--------------------------------------------------------------------------------------------------------------------------------


                                            RVS VP             RVS VP             RVS VP              RVS VP           THDL VP
PRICE LEVEL                                  BAL              CASH MGMT          DIV BOND           DIV EQ INC        EMER MKTS
                                      ------------------------------------------------------------------------------------------
1.00%                                      $      --         $  119,716          $    9,257         $   29,648       $       --
1.05%                                             --             96,053             710,894            510,403          195,077
1.10%                                             --             50,548             234,598            167,499               --
1.15%                                             --             17,191             127,063            611,621          240,079
1.20%                                             --             30,074             725,051            588,998          227,909
1.25%                                             --              3,251             450,743            306,219          117,941
1.30%                                             --             21,230             109,547            743,196          279,820
1.35%                                             --            200,178           1,131,970          1,342,650          567,440
1.40%                                        752,922            255,924             972,826            407,059          162,132
1.50%                                             --            327,479             636,225          1,215,380          463,148
1.55%                                             --              4,826             286,778            228,186           93,419
1.65%                                             --             85,318              48,766             27,066               --
1.70%                                             --              4,506             507,901            332,526          120,900
1.80%                                             --              2,011               2,027                 70               73
1.90%                                             --              8,569              16,536              7,438            2,575
2.00%                                             --              2,010               2,025                 70               73
--------------------------------------------------------------------------------------------------------------------------------
Total                                       $752,922         $1,228,884          $5,972,207         $6,518,029       $2,470,586
--------------------------------------------------------------------------------------------------------------------------------

                                         RVS PTNRS VP          RVS VP
                                         FUNDAMENTAL      GLOBAL INFLATION        RVS VP              RVS VP           RVS VP
PRICE LEVEL                                  VAL              PROT SEC              GRO           HI YIELD BOND        INC OPP
                                      ------------------------------------------------------------------------------------------
1.00%                                     $       --         $       --             $    66            $    --       $       --
1.05%                                        339,714            315,635                  87              2,164          232,866
1.10%                                             --                 --              44,467                 --               --
1.15%                                         44,705             62,974                  63             55,388           49,934
1.20%                                        388,071            328,761                  87              2,159          272,896
1.25%                                        201,399            174,495                  66              2,158          153,020
1.30%                                         60,373             65,861                  66             92,939           58,423
1.35%                                        328,920            273,541              20,017             35,383          235,973
1.40%                                        244,859            238,273                  65              2,153          195,304
1.50%                                        241,191            300,771                  63             43,865          220,755
1.55%                                        105,324            103,419                  65             20,621           85,732
1.65%                                             --                 --                  65                 --               --
1.70%                                        170,547            195,445                  62             12,303          152,199
1.80%                                             55              2,086                  69              1,938            1,956
1.90%                                          4,986              8,142                  69              1,938            4,414
2.00%                                             55              2,086                  69              1,937            1,955
--------------------------------------------------------------------------------------------------------------------------------
Total                                     $2,130,199         $2,071,489             $65,446           $274,946       $1,665,427
--------------------------------------------------------------------------------------------------------------------------------



 182    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

                                           THDL VP             RVS VP             RVS VP              RVS VP           RVS VP
PRICE LEVEL                                INTL OPP           LG CAP EQ         LG CAP VAL         MID CAP GRO       MID CAP VAL
                                      ------------------------------------------------------------------------------------------
1.00%                                     $       --           $    111                $ --            $    --             $ --
1.05%                                             98                117                  86                 91               74
1.10%                                             --                110                  --                 --               --
1.15%                                             82            103,541                  63                 64               74
1.20%                                             98                117                  86                 91               74
1.25%                                             98                109                  86                 91               74
1.30%                                             82             64,856                  63                 64               74
1.35%                                             82            301,980                  63                 64               74
1.40%                                         88,008            283,797                  85            147,434               73
1.50%                                             81            105,600                  62                 64               73
1.55%                                             81              9,906                  62                 63               73
1.65%                                             --              2,811                  --                 --               --
1.70%                                             80              1,436                  62                 63               73
1.80%                                             72                116                  --                 --               54
1.90%                                             72                116                  --                 --               54
2.00%                                             72                116                  --                 --               54
--------------------------------------------------------------------------------------------------------------------------------
Total                                        $89,006           $874,839                $718           $148,089             $898
--------------------------------------------------------------------------------------------------------------------------------


                                                                                                                      VANK LIT
                                            RVS VP          RVS PTNRS VP          RVS VP           RVS PTNRS VP       COMSTOCK,
PRICE LEVEL                                S&P 500           SELECT VAL       SHORT DURATION        SM CAP VAL          CL II
                                      ------------------------------------------------------------------------------------------
1.00%                                     $    8,887               $ --          $    9,600         $    5,575       $       --
1.05%                                             90                 87              59,387                 81          259,683
1.10%                                        579,581                 --             414,535              7,205               --
1.15%                                             63                 63              33,401            302,044          757,434
1.20%                                             90                 87              34,107                 81          301,529
1.25%                                             42                 87              71,365                 89          155,545
1.30%                                        137,024                 63             111,519            289,990          779,531
1.35%                                        826,025                 62             416,992            558,389        1,421,109
1.40%                                         56,215                 86              58,827             21,043          222,652
1.50%                                         14,729                 62              48,314            404,035        1,207,656
1.55%                                         12,367                 62              46,959             33,776          179,632
1.65%                                        114,536                 --             104,114              6,536               --
1.70%                                             63                 61              17,201             42,438          232,047
1.80%                                             70                 69               2,022                 66               54
1.90%                                             70                 69               5,007                 66            3,670
2.00%                                             70                 69               2,021                 66               54
--------------------------------------------------------------------------------------------------------------------------------
Total                                     $1,749,922               $927          $1,435,371         $1,671,480       $5,520,596
--------------------------------------------------------------------------------------------------------------------------------

                                           VANK UIF           VANK UIF           VANK UIF
                                       GLOBAL REAL EST,     MID CAP GRO,      U.S. REAL EST,          WANGER           WANGER
PRICE LEVEL                                 CL II               CL II              CL II           INTL SM CAP       U.S. SM CO
                                      ------------------------------------------------------------------------------------------
1.00%                                      $      --               $ --             $    --         $       --       $       --
1.05%                                         77,421                 83                 153            198,985          118,631
1.10%                                             --                 --                  --                 --               --
1.15%                                          9,929                 82              16,584            299,095          187,702
1.20%                                         90,713                 82                 153            227,120          134,511
1.25%                                         45,383                 82                 153            115,237           68,400
1.30%                                         11,372                 82              15,375            304,474          217,053
1.35%                                         79,996                 82               9,186            676,189          393,073
1.40%                                         61,983                 82                 152            154,179           74,829
1.50%                                         58,271                 82              14,432            539,292          303,315
1.55%                                         21,861                 82               1,040            105,227           58,906
1.65%                                             --                 --                  --                 --               --
1.70%                                         38,127                 82                  88            133,374           74,891
1.80%                                             43                 53                  --                160              121
1.90%                                          1,215                 53                  --              3,241            1,957
2.00%                                             43                 53                  --                160              120
--------------------------------------------------------------------------------------------------------------------------------
Total                                       $496,357               $980             $57,316         $2,756,733       $1,633,509
--------------------------------------------------------------------------------------------------------------------------------





                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    183

9. FINANCIAL HIGHLIGHTS
The following is a summary for each period in the five year period ended Dec. 31, 2007 of units, net assets and investment income ratios in addition to the accumulation unit values, total returns and expense ratios for variable annuity contracts with the highest and lowest expense. Some of these subaccounts only offer one price level.

                                                                                  FOR THE YEAR ENDED DEC. 31
                                        AT DEC. 31                 -------------------------------------------------------
                       -------------------------------------------                   EXPENSE RATIO
                        UNITS   ACCUMULATION UNIT VALUE NET ASSETS    INVESTMENT       LOWEST TO          TOTAL RETURN
                        (000S)     LOWEST TO HIGHEST      (000S)   INCOME RATIO(1)     HIGHEST(2)     LOWEST TO HIGHEST(3)
                       ---------------------------------------------------------------------------------------------------
AIM VI BASIC VAL, SER II
2007                   597          $1.87  to  $1.18       $1,009        0.33%      1.00%  to 1.70%    0.35%     to  (0.35%)
2006                   642          $1.86  to  $1.19       $1,075        0.13%      1.00%  to 1.70%   11.82%     to  11.04%
2005                   636          $1.67  to  $1.07         $954        0.00%      1.00%  to 1.70%    4.39%     to   3.66%
2004                   332          $1.60  to  $1.03         $518           --      1.00%  to 1.70%    9.74%     to   3.12%(5)
2003                   89           $1.46  to  $1.45         $129           --      1.00%  to 1.65%   46.00%(4)  to  45.00%(4)
--------------------------------------------------------------------------------------------------------------------------

AIM VI CAP APPR, SER II
2007                   --           $1.05  to  $0.97           $2           --      1.05%  to 2.00%    4.54%(10) to  (3.72%)(11)
2006                   --              --         --           --           --      --           --      --             --
2005                   --              --         --           --           --      --           --      --             --
2004                   --              --         --           --           --      --           --      --             --
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

AIM VI CAP DEV, SER II
2007                   87           $2.19  to  $0.96         $190           --      1.00%  to 2.00%    9.44%     to  (5.35%)(11)
2006                   92           $2.00  to  $1.29         $183           --      1.00%  to 1.70%   15.10%     to  14.31%
2005                   87           $1.74  to  $1.13         $151           --      1.00%  to 1.70%    8.18%     to   7.43%
2004                   99           $1.61  to  $1.05         $160           --      1.00%  to 1.70%   14.12%     to   4.90%(5)
2003                   26           $1.41  to  $1.40          $36           --      1.00%  to 1.65%   41.00%(4)  to  40.00%(4)
--------------------------------------------------------------------------------------------------------------------------

AIM VI CORE EQ, SER I
2007                   591          $1.36  to  $1.36         $806        1.04%      1.40%  to 1.40%    6.61%     to   6.61%
2006                   719          $1.28  to  $1.28         $920        0.59%      1.40%  to 1.40%   15.09%     to  15.09%
2005                   540          $1.11  to  $1.11         $600        1.42%      1.40%  to 1.40%    3.85%     to   3.85%
2004                   627          $1.07  to  $1.07         $671        0.89%      1.40%  to 1.40%    7.45%     to   7.45%
2003                   775          $1.00  to  $1.00         $772        1.01%      1.40%  to 1.40%   23.46%     to  23.46%
--------------------------------------------------------------------------------------------------------------------------

AIM VI CORE EQ, SER II
2007                   7            $1.16  to  $1.14           $9        0.97%      1.00%  to 1.65%    6.80%     to   6.10%
2006                   7            $1.08  to  $1.08           $8        0.84%      1.00%  to 1.65%    8.26%(7)  to   7.79%(7)
2005                   --              --         --           --           --      --           --      --             --
2004                   --              --         --           --           --      --           --      --             --
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

AIM VI GLOBAL HLTH CARE, SER II
2007                   --           $1.03  to  $1.02           $1           --      1.05%  to 2.00%    3.06%(10) to   1.03%(11)
2006                   --              --         --           --           --      --           --      --             --
2005                   --              --         --           --           --      --           --      --             --
2004                   --              --         --           --           --      --           --      --             --
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

AIM VI INTL GRO, SER I
2007                   77           $1.87  to  $1.87         $143        0.38%      1.40%  to 1.40%   13.12%     to  13.12%
2006                   103          $1.65  to  $1.65         $170        0.88%      1.40%  to 1.40%   26.46%     to  26.46%
2005                   154          $1.31  to  $1.31         $201        0.58%      1.40%  to 1.40%   16.29%     to  16.29%
2004                   207          $1.12  to  $1.12         $232        0.62%      1.40%  to 1.40%   22.28%     to  22.28%
2003                   258          $0.92  to  $0.92         $237        0.57%      1.40%  to 1.40%   27.78%     to  27.78%
--------------------------------------------------------------------------------------------------------------------------


 184    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

                                                                                  FOR THE YEAR ENDED DEC. 31
                                        AT DEC. 31                 -------------------------------------------------------
                       -------------------------------------------                   EXPENSE RATIO
                        UNITS   ACCUMULATION UNIT VALUE NET ASSETS    INVESTMENT       LOWEST TO          TOTAL RETURN
                        (000S)     LOWEST TO HIGHEST      (000S)   INCOME RATIO(1)     HIGHEST(2)     LOWEST TO HIGHEST(3)
                       ---------------------------------------------------------------------------------------------------

AIM VI INTL GRO, SER II
2007                   1,069        $1.05  to  $0.97       $1,114        0.89%      1.05%  to 2.00%    4.47%(10) to  (3.84%)(11)
2006                   --              --         --           --           --      --           --      --             --
2005                   --              --         --           --           --      --           --      --             --
2004                   --              --         --           --           --      --           --      --             --
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

AIM VI MID CAP CORE EQ, SER II
2007                   91           $1.19  to  $1.27         $117        0.05%      1.05%  to 1.70%    8.14%     to   7.43%
2006                   107          $1.10  to  $1.18         $127        0.73%      1.05%  to 1.70%   10.79%(9)  to   9.11%
2005                   106          $1.09  to  $1.08         $115        0.35%      1.15%  to 1.70%    6.04%     to   5.47%
2004                   17           $1.03  to  $1.02          $17        0.12%      1.15%  to 1.70%    2.72%(5)  to   2.65%(5)
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

AB VPS BAL SHARES, CL B
2007                   258          $1.46  to  $1.15         $367        2.37%      1.00%  to 1.70%    1.73%     to   1.01%
2006                   221          $1.43  to  $1.14         $308        2.19%      1.00%  to 1.70%   10.46%     to   9.70%
2005                   226          $1.30  to  $1.04         $285        2.34%      1.00%  to 1.70%    2.58%     to   1.86%
2004                   186          $1.26  to  $1.02         $236        2.16%      1.00%  to 1.70%    7.71%     to   2.17%(5)
2003                   95           $1.17  to  $1.17         $113        1.59%      1.00%  to 1.65%   17.00%(4)  to  17.00%(4)
--------------------------------------------------------------------------------------------------------------------------

AB VPS GLOBAL TECH, CL B
2007                   130          $1.92  to  $0.99         $248           --      1.00%  to 2.00%   18.70%     to  (2.33%)(11)
2006                   143          $1.62  to  $1.58         $230           --      1.00%  to 1.65%    7.31%     to   6.61%
2005                   144          $1.51  to  $1.48         $215           --      1.00%  to 1.65%    2.62%     to   1.96%
2004                   130          $1.47  to  $1.45         $190           --      1.00%  to 1.65%    4.04%     to   3.37%
2003                   40           $1.41  to  $1.40          $56           --      1.00%  to 1.65%   41.00%(4)  to  40.00%(4)
--------------------------------------------------------------------------------------------------------------------------

AB VPS GRO & INC, CL B
2007                   831          $1.87  to  $0.97       $1,530        1.22%      1.00%  to 2.00%    3.81%     to  (3.97%)(11)
2006                   810          $1.81  to  $1.22       $1,443        1.15%      1.00%  to 1.70%   15.82%     to  15.02%
2005                   830          $1.56  to  $1.06       $1,282        1.27%      1.00%  to 1.70%    3.56%     to   2.84%
2004                   856          $1.51  to  $1.03       $1,283        0.65%      1.00%  to 1.70%   10.12%     to   3.34%(5)
2003                   473          $1.37  to  $1.36         $645        0.17%      1.00%  to 1.65%   37.00%(4)  to  36.00%(4)
--------------------------------------------------------------------------------------------------------------------------

AB VPS INTL VAL, CL B
2007                   2,120        $1.30  to  $0.94       $3,278        0.96%      1.05%  to 2.00%    4.47%     to  (6.97%)(11)
2006                   1,428        $1.24  to  $1.60       $2,207        1.22%      1.05%  to 1.70%   25.02%(9)  to  32.85%
2005                   672          $1.22  to  $1.21         $814        0.35%      1.15%  to 1.70%   15.19%     to  14.56%
2004                   27           $1.05  to  $1.05          $29           --      1.15%  to 1.70%    5.44%(5)  to   5.37%(5)
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

AB VPS LG CAP GRO, CL B
2007                   225          $1.73  to  $1.68         $381           --      1.00%  to 1.65%   12.48%     to  11.75%
2006                   262          $1.54  to  $1.50         $396           --      1.00%  to 1.65%   (1.63%)    to  (2.26%)
2005                   252          $1.56  to  $1.54         $389           --      1.00%  to 1.65%   13.70%     to  12.97%
2004                   264          $1.37  to  $1.36         $361           --      1.00%  to 1.65%    7.27%     to   6.57%
2003                   103          $1.28  to  $1.28         $132           --      1.00%  to 1.65%   28.00%(4)  to  28.00%(4)
--------------------------------------------------------------------------------------------------------------------------

AC VP INC & GRO, CL I
2007                   119          $1.35  to  $1.35         $161        1.92%      1.40%  to 1.40%   (1.46%)    to  (1.46%)
2006                   190          $1.37  to  $1.37         $262        1.88%      1.40%  to 1.40%   15.47%     to  15.47%
2005                   239          $1.19  to  $1.19         $284        2.09%      1.40%  to 1.40%    3.18%     to   3.18%
2004                   256          $1.15  to  $1.15         $295        1.49%      1.40%  to 1.40%   11.42%     to  11.42%
2003                   318          $1.03  to  $1.03         $329        1.45%      1.40%  to 1.40%   27.16%     to  27.16%
--------------------------------------------------------------------------------------------------------------------------


                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    185

                                                                                  FOR THE YEAR ENDED DEC. 31
                                        AT DEC. 31                 -------------------------------------------------------
                       -------------------------------------------                   EXPENSE RATIO
                        UNITS   ACCUMULATION UNIT VALUE NET ASSETS    INVESTMENT       LOWEST TO          TOTAL RETURN
                        (000S)     LOWEST TO HIGHEST      (000S)   INCOME RATIO(1)     HIGHEST(2)     LOWEST TO HIGHEST(3)
                       ---------------------------------------------------------------------------------------------------

AC VP INFLATION PROT, CL II
2007                   1,683        $1.10  to  $1.08       $1,853        4.49%      1.05%  to 1.70%    8.36%     to   7.65%
2006                   1,779        $1.02  to  $1.01       $1,813        3.46%      1.05%  to 1.70%    2.13%(9)  to  (0.13%)
2005                   1,213        $1.01  to  $1.01       $1,228        5.06%      1.15%  to 1.70%    0.40%     to  (0.15%)
2004                   42           $1.01  to  $1.01          $49        4.48%      1.15%  to 1.70%    0.89%(5)  to   0.82%(5)
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

AC VP INTL, CL II
2007                   --           $1.42  to  $1.67           $1        0.53%      1.05%  to 1.70%   16.68%     to  15.92%
2006                   --           $1.21  to  $1.44           $1        0.98%      1.05%  to 1.70%   22.04%(9)  to  22.64%
2005                   --           $1.18  to  $1.18           --        1.00%      1.15%  to 1.70%   11.82%     to  11.20%
2004                   --           $1.06  to  $1.06           --           --      1.15%  to 1.70%    5.92%(5)  to   5.84%(5)
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

AC VP MID CAP VAL, CL II
2007                   --           $0.90  to  $0.91           $1        0.91%      1.05%  to 2.00%  (10.40%)(10)to  (9.91%)(11)
2006                   --              --         --           --           --      --           --      --             --
2005                   --              --         --           --           --      --           --      --             --
2004                   --              --         --           --           --      --           --      --             --
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

AC VP ULTRA, CL II
2007                   2,001        $1.24  to  $1.04       $2,357           --      1.05%  to 2.00%   19.57%     to   2.30%(11)
2006                   3,360        $1.03  to  $0.98       $3,349           --      1.05%  to 1.70%    4.25%(9)  to  (5.01%)
2005                   1,053        $1.04  to  $1.03       $1,091           --      1.15%  to 1.70%    0.81%     to   0.26%
2004                   55           $1.03  to  $1.03          $57           --      1.15%  to 1.70%    2.90%(5)  to   2.83%(5)
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

AC VP VAL, CL I
2007                   66           $1.76  to  $1.76         $116        1.67%      1.40%  to 1.40%   (6.46%)    to  (6.46%)
2006                   81           $1.89  to  $1.89         $154        1.56%      1.40%  to 1.40%   17.01%     to  17.01%
2005                   136          $1.61  to  $1.61         $219        0.90%      1.40%  to 1.40%    3.58%     to   3.58%
2004                   144          $1.56  to  $1.56         $225        1.04%      1.40%  to 1.40%   12.74%     to  12.74%
2003                   168          $1.38  to  $1.38         $232        1.13%      1.40%  to 1.40%   26.61%     to  26.61%
--------------------------------------------------------------------------------------------------------------------------

AC VP VAL, CL II
2007                   113          $1.08  to  $0.90         $132        1.23%      1.05%  to 2.00%   (6.29%)    to (10.89%)(11)
2006                   43           $1.15  to  $1.24          $55        0.13%      1.05%  to 1.70%   16.22%(9)  to  16.48%
2005                   3            $1.07  to  $1.07           $3        0.16%      1.15%  to 1.70%    3.64%     to   3.10%
2004                   --           $1.04  to  $1.04           --           --      1.15%  to 1.70%    3.53%(5)  to   3.46%(5)
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

COL HI YIELD, VS CL B
2007                   402          $1.08  to  $0.99         $431        6.34%      1.05%  to 2.00%    0.63%     to  (1.03%)(11)
2006                   613          $1.08  to  $1.07         $655        3.64%      1.05%  to 1.70%    7.84%(9)  to   6.53%(7)
2005                   --              --         --           --           --      --           --      --             --
2004                   --              --         --           --           --      --           --      --             --
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

COL MARSICO GRO, VS CL A
2007                   2,275        $1.13  to  $1.00       $2,555        0.03%      1.05%  to 2.00%   12.45%(10) to  (1.12%)(11)
2006                   --              --         --           --           --      --           --      --             --
2005                   --              --         --           --           --      --           --      --             --
2004                   --              --         --           --           --      --           --      --             --
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------


 186    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

                                                                                  FOR THE YEAR ENDED DEC. 31
                                        AT DEC. 31                 -------------------------------------------------------
                       -------------------------------------------                   EXPENSE RATIO
                        UNITS   ACCUMULATION UNIT VALUE NET ASSETS    INVESTMENT       LOWEST TO          TOTAL RETURN
                        (000S)     LOWEST TO HIGHEST      (000S)   INCOME RATIO(1)     HIGHEST(2)     LOWEST TO HIGHEST(3)
                       ---------------------------------------------------------------------------------------------------

COL MARSICO INTL OPP, VS CL B
2007                   --           $1.14  to  $1.01           $1        0.13%      1.05%  to 2.00%   14.06%(10) to  (1.13%)(11)
2006                   --              --         --           --           --      --           --      --             --
2005                   --              --         --           --           --      --           --      --             --
2004                   --              --         --           --           --      --           --      --             --
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

COL SM CAP VAL, VS CL B
2007                   1,818        $1.08  to  $0.95       $2,084        0.10%      1.05%  to 2.00%   (3.60%)    to  (6.76%)(11)
2006                   --           $1.13  to  $1.28           $1        0.43%      1.05%  to 1.70%   14.46%(9)  to  17.35%
2005                   --           $1.10  to  $1.09           --           --      1.15%  to 1.70%    4.26%     to   3.69%
2004                   --           $1.06  to  $1.06           --        2.47%      1.15%  to 1.70%    5.34%(5)  to   5.27%(5)
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

CS COMMODITY RETURN
2007                   --           $1.10  to  $1.05           $1        5.55%      1.05%  to 2.00%   10.54%(10) to   5.19%(11)
2006                   --              --         --           --           --      --           --      --             --
2005                   --              --         --           --           --      --           --      --             --
2004                   --              --         --           --           --      --           --      --             --
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

DREY IP MIDCAP STOCK, SERV
2007                   29           $1.07  to  $1.18          $34        0.30%      1.05%  to 1.70%    0.31%     to  (0.32%)
2006                   29           $1.06  to  $1.18          $35        0.17%      1.05%  to 1.70%    7.92%(9)  to   5.87%
2005                   29           $1.12  to  $1.11          $33           --      1.15%  to 1.70%    7.69%     to   7.11%
2004                   --           $1.04  to  $1.04           --        1.42%      1.15%  to 1.70%    4.34%(5)  to   4.27%(5)
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

DREY IP TECH GRO, SERV
2007                   436          $1.23  to  $1.20         $529           --      1.05%  to 1.70%   13.24%     to  12.50%
2006                   711          $1.09  to  $1.07         $765           --      1.05%  to 1.70%    9.73%(9)  to   2.29%
2005                   250          $1.05  to  $1.04         $261           --      1.15%  to 1.70%    2.30%     to   1.74%
2004                   15           $1.02  to  $1.02          $16           --      1.15%  to 1.70%    2.23%(5)  to   2.16%(5)
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

DREY VIF APPR, SERV
2007                   7            $1.22  to  $1.25          $11        1.33%      1.05%  to 1.70%    5.73%     to   5.04%
2006                   7            $1.15  to  $1.19          $10        1.28%      1.05%  to 1.70%   16.10%(9)  to  14.25%
2005                   8            $1.05  to  $1.04           $8           --      1.15%  to 1.70%    2.93%     to   2.37%
2004                   --           $1.02  to  $1.02           $1       11.40%      1.15%  to 1.70%    2.23%(5)  to   2.16%(5)
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

DREY VIF INTL EQ, SERV
2007                   6            $1.10  to  $1.02           $7           --      1.05%  to 2.00%    9.88%(10) to   0.86%(11)
2006                   --              --         --           --           --      --           --      --             --
2005                   --              --         --           --           --      --           --      --             --
2004                   --              --         --           --           --      --           --      --             --
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

DREY VIF INTL VAL, SERV
2007                   --           $1.19  to  $0.97           $1        1.32%      1.05%  to 2.00%    2.83%     to  (2.95%)(11)
2006                   --           $1.16  to  $1.38           $1        0.93%      1.05%  to 1.70%   16.22%(9)  to  20.33%
2005                   --           $1.16  to  $1.15           $1           --      1.15%  to 1.70%   10.42%     to   9.82%
2004                   --           $1.05  to  $1.05           --        6.21%      1.15%  to 1.70%    4.88%(5)  to   4.81%(5)
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------


                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    187

                                                                                  FOR THE YEAR ENDED DEC. 31
                                        AT DEC. 31                 -------------------------------------------------------
                       -------------------------------------------                   EXPENSE RATIO
                        UNITS   ACCUMULATION UNIT VALUE NET ASSETS    INVESTMENT       LOWEST TO          TOTAL RETURN
                        (000S)     LOWEST TO HIGHEST      (000S)   INCOME RATIO(1)     HIGHEST(2)     LOWEST TO HIGHEST(3)
                       ---------------------------------------------------------------------------------------------------

EV VT FLOATING-RATE INC
2007                   926          $0.99  to  $0.99         $919        6.34%      1.05%  to 2.00%   (1.36%)(10)to  (0.89%)(11)
2006                   --              --         --           --           --      --           --      --             --
2005                   --              --         --           --           --      --           --      --             --
2004                   --              --         --           --           --      --           --      --             --
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

FID VIP CONTRAFUND, SERV CL 2
2007                   8,157        $2.25  to  $1.00      $15,528        0.73%      1.00%  to 2.00%   16.13%     to  (1.04%)(11)
2006                   8,200        $1.94  to  $1.30      $13,718        1.04%      1.00%  to 1.70%   10.33%     to   9.56%
2005                   5,411        $1.75  to  $1.18       $8,690        0.11%      1.00%  to 1.70%   15.49%     to  14.69%
2004                   3,425        $1.52  to  $1.03       $5,152        0.09%      1.00%  to 1.70%   14.01%     to   3.44%(5)
2003                   560          $1.33  to  $1.33         $746           --      1.00%  to 1.65%   33.00%(4)  to  33.00%(4)
--------------------------------------------------------------------------------------------------------------------------

FID VIP GRO, SERV CL 2
2007                   387          $1.96  to  $1.38         $744        0.38%      1.00%  to 1.70%   25.39%     to  24.52%
2006                   386          $1.56  to  $1.11         $594        0.16%      1.00%  to 1.70%    5.52%     to   4.78%
2005                   383          $1.48  to  $1.06         $559        0.26%      1.00%  to 1.70%    4.46%     to   3.73%
2004                   348          $1.42  to  $1.02         $489        0.07%      1.00%  to 1.70%    2.10%     to   1.65%(5)
2003                   35           $1.39  to  $1.38          $49           --      1.00%  to 1.65%   39.00%(4)  to  38.00%(4)
--------------------------------------------------------------------------------------------------------------------------

FID VIP INVEST GR, SERV CL 2
2007                   3,228        $1.08  to  $1.01       $3,441        2.86%      1.05%  to 2.00%    2.99%     to   1.20%(11)
2006                   1,559        $1.04  to  $1.03       $1,617        2.77%      1.05%  to 1.70%    4.52%(9)  to   2.38%
2005                   933          $1.01  to  $1.01         $942        0.63%      1.15%  to 1.70%    0.73%     to   0.18%
2004                   20           $1.00  to  $1.00          $26           --      1.15%  to 1.70%    0.39%(5)  to   0.32%(5)
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

FID VIP MID CAP, SERV CL 2
2007                   2,467        $2.71  to  $0.97       $5,611        0.49%      1.00%  to 2.00%   14.19%     to  (4.02%)(11)
2006                   2,097        $2.38  to  $1.35       $4,438        0.16%      1.00%  to 1.70%   11.29%     to  10.51%
2005                   1,571        $2.14  to  $1.22       $3,204        1.59%      1.00%  to 1.70%   16.84%     to  16.03%
2004                   1,404        $1.83  to  $1.05       $2,549           --      1.00%  to 1.70%   23.42%     to   5.66%(5)
2003                   496          $1.48  to  $1.47         $732           --      1.00%  to 1.65%   48.00%(4)  to  47.00%(4)
--------------------------------------------------------------------------------------------------------------------------

FID VIP OVERSEAS, SERV CL 2
2007                   376          $2.81  to  $1.00         $982        2.80%      1.00%  to 2.00%   15.88%     to  (1.13%)(11)
2006                   512          $2.42  to  $1.42       $1,097        0.69%      1.00%  to 1.70%   16.60%     to  15.79%
2005                   454          $2.08  to  $1.23         $876        0.44%      1.00%  to 1.70%   17.60%     to  16.79%
2004                   351          $1.77  to  $1.05         $611        0.36%      1.00%  to 1.70%   12.18%     to   4.92%(5)
2003                   21           $1.57  to  $1.57          $33           --      1.00%  to 1.65%   57.00%(4)  to  57.00%(4)
--------------------------------------------------------------------------------------------------------------------------

FTVIPT FRANK GLOBAL REAL EST, CL 2
2007                   171          $1.85  to  $1.84         $314        2.29%      1.00%  to 1.65%  (21.65%)    to (22.17%)
2006                   182          $2.37  to  $2.37         $430        1.95%      1.00%  to 1.65%   19.39%     to  18.62%
2005                   182          $1.98  to  $2.00         $359        1.43%      1.00%  to 1.65%   12.35%     to  11.62%
2004                   158          $1.76  to  $1.79         $280        1.85%      1.00%  to 1.65%   30.49%     to  29.64%
2003                   55           $1.35  to  $1.38          $76        1.28%      1.00%  to 1.65%   35.00%(4)  to  38.00%(4)
--------------------------------------------------------------------------------------------------------------------------

FTVIPT FRANK INC SEC, CL 2
2007                   1            $1.15  to  $0.97           $3        3.29%      1.05%  to 2.00%    2.67%     to  (3.02%)(11)
2006                   1            $1.12  to  $1.20           $2        3.27%      1.05%  to 1.70%   12.47%(9)  to  16.26%
2005                   1            $1.04  to  $1.03           $2        1.99%      1.15%  to 1.70%    0.45%     to  (0.10%)
2004                   --           $1.03  to  $1.03           --           --      1.15%  to 1.70%    3.22%(5)  to   3.14%(5)
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------


 188    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

                                                                                  FOR THE YEAR ENDED DEC. 31
                                        AT DEC. 31                 -------------------------------------------------------
                       -------------------------------------------                   EXPENSE RATIO
                        UNITS   ACCUMULATION UNIT VALUE NET ASSETS    INVESTMENT       LOWEST TO          TOTAL RETURN
                        (000S)     LOWEST TO HIGHEST      (000S)   INCOME RATIO(1)     HIGHEST(2)     LOWEST TO HIGHEST(3)
                       ---------------------------------------------------------------------------------------------------

FTVIPT FRANK RISING DIVD, CL 2
2007                   --           $1.08  to  $1.15           $1        2.35%      1.05%  to 1.70%   (3.71%)    to  (4.34%)
2006                   --           $1.13  to  $1.20           $1        0.31%      1.05%  to 1.70%   13.60%(9)  to  15.16%
2005                   3            $1.05  to  $1.04           $3        0.26%      1.15%  to 1.70%    2.24%     to   1.68%
2004                   --           $1.03  to  $1.03           --           --      1.15%  to 1.70%    2.37%(5)  to   2.30%(5)
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

FTVIPT FRANK SM CAP VAL, CL 2
2007                   288          $2.19  to  $2.12         $621        0.63%      1.00%  to 1.65%   (3.36%)    to  (3.99%)
2006                   321          $2.27  to  $2.21         $720        0.65%      1.00%  to 1.65%   15.82%     to  15.07%
2005                   303          $1.96  to  $1.92         $589        0.76%      1.00%  to 1.65%    7.69%     to   6.99%
2004                   289          $1.82  to  $1.80         $523        0.18%      1.00%  to 1.65%   22.52%     to  21.72%
2003                   49           $1.48  to  $1.48          $73           --      1.00%  to 1.65%   48.00%(4)  to  48.00%(4)
--------------------------------------------------------------------------------------------------------------------------

FTVIPT FRANK SM MID CAP GRO, CL 2
2007                   624          $2.00  to  $1.23       $1,221           --      1.00%  to 1.70%   10.13%     to   9.36%
2006                   654          $1.81  to  $1.13       $1,168           --      1.00%  to 1.70%    7.62%     to   6.87%
2005                   638          $1.68  to  $1.06       $1,057           --      1.00%  to 1.70%    3.75%     to   3.02%
2004                   545          $1.62  to  $1.02         $880           --      1.00%  to 1.70%   10.37%     to   2.15%(5)
2003                   201          $1.47  to  $1.46         $295           --      1.00%  to 1.65%   47.00%(4)  to  46.00%(4)
--------------------------------------------------------------------------------------------------------------------------

FTVIPT MUTUAL SHARES SEC, CL 2
2007                   2,604        $1.87  to  $1.34       $4,755        1.58%      1.00%  to 1.70%    2.44%     to   1.73%
2006                   3,458        $1.83  to  $1.32       $5,991        1.26%      1.00%  to 1.70%   17.21%     to  16.39%
2005                   2,902        $1.56  to  $1.13       $4,473        0.89%      1.00%  to 1.70%    9.46%     to   8.70%
2004                   2,737        $1.42  to  $1.04       $3,866        0.77%      1.00%  to 1.70%   11.51%     to   3.84%(5)
2003                   676          $1.28  to  $1.27         $863           --      1.00%  to 1.65%   28.00%(4)  to  27.00%(4)
--------------------------------------------------------------------------------------------------------------------------

FTVIPT TEMP FOR SEC, CL 2
2007                   344          $2.52  to  $2.48         $862        1.94%      1.00%  to 1.65%   14.30%     to  13.56%
2006                   309          $2.20  to  $2.19         $679        1.24%      1.00%  to 1.65%   20.24%     to  19.46%
2005                   322          $1.83  to  $1.83         $589        1.16%      1.00%  to 1.65%    9.07%     to   8.37%
2004                   285          $1.68  to  $1.69         $480        0.90%      1.00%  to 1.65%   17.35%     to  16.59%
2003                   41           $1.43  to  $1.45          $60        1.55%      1.00%  to 1.65%   43.00%(4)  to  45.00%(4)
--------------------------------------------------------------------------------------------------------------------------

FTVIPT TEMP GLOBAL INC, CL 2
2007                   2,194        $1.17  to  $1.01       $2,627        2.84%      1.05%  to 2.00%    9.84%     to   0.65%(11)
2006                   1,305        $1.07  to  $1.10       $1,435        2.54%      1.05%  to 1.70%    7.27%(9)  to  10.87%
2005                   405          $1.00  to  $1.00         $405        5.48%      1.15%  to 1.70%   (4.18%)    to  (4.71%)
2004                   14           $1.05  to  $1.05          $15           --      1.15%  to 1.70%    4.46%(5)  to   4.39%(5)
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

FTVIPT TEMP GRO SEC, CL 2
2007                   --           $1.19  to  $0.97           $1        1.24%      1.05%  to 2.00%    1.28%     to  (3.86%)(11)
2006                   --           $1.18  to  $1.34           $1        0.90%      1.05%  to 1.70%   17.61%(9)  to  19.77%
2005                   --           $1.12  to  $1.11           --        1.11%      1.15%  to 1.70%    7.63%     to   7.04%
2004                   --           $1.04  to  $1.04           --           --      1.15%  to 1.70%    4.50%(5)  to   4.43%(5)
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

GS VIT MID CAP VAL, INST
2007                   2,196        $1.16  to  $0.96       $2,839        0.87%      1.05%  to 2.00%    2.12%     to  (4.88%)(11)
2006                   1,698        $1.14  to  $1.32       $2,174        1.42%      1.05%  to 1.70%   15.30%(9)  to  14.21%
2005                   615          $1.17  to  $1.16         $716        1.19%      1.15%  to 1.70%   11.54%     to  10.93%
2004                   32           $1.05  to  $1.04          $34        1.37%      1.15%  to 1.70%    4.52%(5)  to   4.44%(5)
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------


                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    189

                                                                                  FOR THE YEAR ENDED DEC. 31
                                        AT DEC. 31                 -------------------------------------------------------
                       -------------------------------------------                   EXPENSE RATIO
                        UNITS   ACCUMULATION UNIT VALUE NET ASSETS    INVESTMENT       LOWEST TO          TOTAL RETURN
                        (000S)     LOWEST TO HIGHEST      (000S)   INCOME RATIO(1)     HIGHEST(2)     LOWEST TO HIGHEST(3)
                       ---------------------------------------------------------------------------------------------------

GS VIT STRUCTD U.S. EQ, INST
2007                   --           $0.94  to  $0.94           $1        1.90%      1.05%  to 2.00%   (6.02%)(10)to  (6.94%)(11)
2006                   --              --         --           --           --      --           --      --             --
2005                   --              --         --           --           --      --           --      --             --
2004                   --              --         --           --           --      --           --      --             --
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

JANUS ASPEN BAL, INST
2007                   1,090        $1.84  to  $1.84       $2,003        2.40%      1.40%  to 1.40%    8.99%     to   8.99%
2006                   1,482        $1.69  to  $1.69       $2,499        2.03%      1.40%  to 1.40%    9.18%     to   9.18%
2005                   2,071        $1.54  to  $1.54       $3,198        2.23%      1.40%  to 1.40%    6.45%     to   6.45%
2004                   2,464        $1.45  to  $1.45       $3,575        2.16%      1.40%  to 1.40%    7.02%     to   7.02%
2003                   2,892        $1.36  to  $1.36       $3,922        2.19%      1.40%  to 1.40%   12.40%     to  12.40%
--------------------------------------------------------------------------------------------------------------------------

JANUS ASPEN LG CAP GRO, SERV
2007                   2,815        $1.06  to  $0.99       $2,972        0.70%      1.05%  to 2.00%    5.92%(10) to  (1.83%)(11)
2006                   --              --         --           --           --      --           --      --             --
2005                   --              --         --           --           --      --           --      --             --
2004                   --              --         --           --           --      --           --      --             --
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

JANUS ASPEN WORLD GRO, INST
2007                   299          $1.41  to  $1.41         $423        0.72%      1.40%  to 1.40%    8.10%     to   8.10%
2006                   369          $1.31  to  $1.31         $483        1.70%      1.40%  to 1.40%   16.57%     to  16.57%
2005                   468          $1.12  to  $1.12         $526        1.37%      1.40%  to 1.40%    4.40%     to   4.40%
2004                   558          $1.07  to  $1.07         $600        1.00%      1.40%  to 1.40%    3.32%     to   3.32%
2003                   636          $1.04  to  $1.04         $662        1.11%      1.40%  to 1.40%   22.35%     to  22.35%
--------------------------------------------------------------------------------------------------------------------------

LM PTNRS VAR SM CAP GRO, CL I
2007                   --           $1.03  to  $0.99           $1           --      1.05%  to 2.00%    3.26%(10) to  (3.18%)(11)
2006                   --              --         --           --           --      --           --      --             --
2005                   --              --         --           --           --      --           --      --             --
2004                   --              --         --           --           --      --           --      --             --
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

MFS INV GRO STOCK, SERV CL
2007                   240          $1.64  to  $1.22         $389        0.08%      1.00%  to 1.70%    9.91%     to   9.15%
2006                   248          $1.49  to  $1.12         $367           --      1.00%  to 1.70%    6.24%     to   5.50%
2005                   249          $1.40  to  $1.06         $347        0.14%      1.00%  to 1.70%    3.19%     to   2.47%
2004                   255          $1.36  to  $1.03         $345           --      1.00%  to 1.70%    7.90%     to   3.21%(5)
2003                   64           $1.26  to  $1.25          $81           --      1.00%  to 1.65%   26.00%(4)  to  25.00%(4)
--------------------------------------------------------------------------------------------------------------------------

MFS NEW DIS, SERV CL
2007                   188          $1.74  to  $1.20         $319           --      1.00%  to 1.70%    1.23%     to   0.51%
2006                   188          $1.72  to  $1.19         $316           --      1.00%  to 1.70%   11.81%     to  11.04%
2005                   181          $1.54  to  $1.07         $277           --      1.00%  to 1.70%    3.99%     to   3.27%
2004                   170          $1.48  to  $1.04         $251           --      1.00%  to 1.70%    5.15%     to   3.96%(5)
2003                   37           $1.41  to  $1.40          $52           --      1.00%  to 1.65%   41.00%(4)  to  40.00%(4)
--------------------------------------------------------------------------------------------------------------------------

MFS TOTAL RETURN, SERV CL
2007                   2,389        $1.49  to  $0.98       $3,518        2.42%      1.00%  to 2.00%    2.90%     to  (2.94%)(11)
2006                   2,613        $1.45  to  $1.13       $3,749        2.14%      1.00%  to 1.70%   10.52%     to   9.75%
2005                   2,624        $1.31  to  $1.03       $3,417        1.85%      1.00%  to 1.70%    1.58%     to   0.87%
2004                   2,628        $1.29  to  $1.02       $3,380        1.32%      1.00%  to 1.70%    9.92%     to   2.44%(5)
2003                   745          $1.18  to  $1.17         $874           --      1.00%  to 1.65%   18.00%(4)  to  17.00%(4)
--------------------------------------------------------------------------------------------------------------------------

 190    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

                                                                                  FOR THE YEAR ENDED DEC. 31
                                        AT DEC. 31                 -------------------------------------------------------
                       -------------------------------------------                   EXPENSE RATIO
                        UNITS   ACCUMULATION UNIT VALUE NET ASSETS    INVESTMENT       LOWEST TO          TOTAL RETURN
                        (000S)     LOWEST TO HIGHEST      (000S)   INCOME RATIO(1)     HIGHEST(2)     LOWEST TO HIGHEST(3)
                       ---------------------------------------------------------------------------------------------------

MFS UTILITIES, SERV CL
2007                   49           $3.24  to  $1.04         $159        0.78%      1.00%  to 2.00%   26.28%     to   2.91%(11)
2006                   50           $2.57  to  $1.56         $129        1.90%      1.00%  to 1.70%   29.66%     to  28.76%
2005                   53           $1.98  to  $1.21         $105        0.50%      1.00%  to 1.70%   15.42%     to  14.62%
2004                   57           $1.72  to  $1.06          $98        1.27%      1.00%  to 1.70%   28.56%     to   6.38%(5)
2003                   44           $1.33  to  $1.33          $58           --      1.00%  to 1.65%   33.00%(4)  to  33.00%(4)
--------------------------------------------------------------------------------------------------------------------------

OPCAP EQ
2007                   50           $1.38  to  $1.38          $70        0.60%      1.40%  to 1.40%    2.65%     to   2.65%
2006                   84           $1.35  to  $1.35         $113        0.45%      1.40%  to 1.40%   13.68%     to  13.68%
2005                   110          $1.18  to  $1.18         $131        0.43%      1.40%  to 1.40%    5.56%     to   5.56%
2004                   118          $1.12  to  $1.12         $132        1.02%      1.40%  to 1.40%   10.37%     to  10.37%
2003                   143          $1.02  to  $1.02         $146        1.32%      1.40%  to 1.40%   27.50%     to  27.50%
--------------------------------------------------------------------------------------------------------------------------

OPCAP MANAGED
2007                   246          $1.40  to  $1.40         $345        2.10%      1.40%  to 1.40%    1.51%     to   1.51%
2006                   421          $1.38  to  $1.38         $581        1.90%      1.40%  to 1.40%    8.13%     to   8.13%
2005                   614          $1.28  to  $1.28         $784        1.27%      1.40%  to 1.40%    3.82%     to   3.82%
2004                   736          $1.23  to  $1.23         $906        1.56%      1.40%  to 1.40%    9.23%     to   9.23%
2003                   941          $1.13  to  $1.13       $1,060        1.79%      1.40%  to 1.40%   20.21%     to  20.21%
--------------------------------------------------------------------------------------------------------------------------

OPCAP SM CAP
2007                   65           $2.27  to  $2.27         $148           --      1.40%  to 1.40%   (0.83%)    to  (0.83%)
2006                   87           $2.29  to  $2.29         $199           --      1.40%  to 1.40%   22.36%     to  22.36%
2005                   111          $1.87  to  $1.87         $207           --      1.40%  to 1.40%   (1.33%)    to  (1.33%)
2004                   121          $1.90  to  $1.90         $229        0.05%      1.40%  to 1.40%   16.24%     to  16.24%
2003                   154          $1.63  to  $1.63         $252        0.05%      1.40%  to 1.40%   40.52%     to  40.52%
--------------------------------------------------------------------------------------------------------------------------

OPPEN CAP APPR VA
2007                   320          $1.64  to  $1.64         $526        0.23%      1.40%  to 1.40%   12.55%     to  12.55%
2006                   418          $1.46  to  $1.46         $611        0.40%      1.40%  to 1.40%    6.45%     to   6.45%
2005                   524          $1.37  to  $1.37         $719        0.96%      1.40%  to 1.40%    3.64%     to   3.64%
2004                   586          $1.32  to  $1.32         $776        0.32%      1.40%  to 1.40%    5.45%     to   5.45%
2003                   633          $1.26  to  $1.26         $795        0.40%      1.40%  to 1.40%   29.90%     to  29.90%
--------------------------------------------------------------------------------------------------------------------------

OPPEN CAP APPR VA, SERV
2007                   2,758        $1.79  to  $0.97       $4,570        0.01%      1.00%  to 2.00%   12.72%     to  (4.66%)(11)
2006                   2,906        $1.59  to  $1.11       $4,291        0.18%      1.00%  to 1.70%    6.61%     to   5.87%
2005                   2,470        $1.49  to  $1.05       $3,491        0.68%      1.00%  to 1.70%    3.82%     to   3.10%
2004                   1,746        $1.44  to  $1.02       $2,477        0.12%      1.00%  to 1.70%    5.56%     to   1.84%(5)
2003                   336          $1.36  to  $1.35         $457           --      1.00%  to 1.65%   36.00%(4)  to  35.00%(4)
--------------------------------------------------------------------------------------------------------------------------

OPPEN GLOBAL SEC VA, SERV
2007                   274          $2.51  to  $0.95         $653        1.15%      1.00%  to 2.00%    5.02%     to  (6.14%)(11)
2006                   276          $2.39  to  $1.38         $653        0.80%      1.00%  to 1.70%   16.20%     to  15.39%
2005                   251          $2.06  to  $1.20         $512        0.84%      1.00%  to 1.70%   12.93%     to  12.15%
2004                   237          $1.82  to  $1.07         $429        0.44%      1.00%  to 1.70%   17.70%     to   6.78%(5)
2003                   28           $1.55  to  $1.54          $43           --      1.00%  to 1.65%   55.00%(4)  to  54.00%(4)
--------------------------------------------------------------------------------------------------------------------------

OPPEN HI INC VA
2007                   144          $1.39  to  $1.39         $200        7.66%      1.40%  to 1.40%   (1.50%)    to  (1.50%)
2006                   195          $1.41  to  $1.41         $275        7.76%      1.40%  to 1.40%    7.91%     to   7.91%
2005                   247          $1.31  to  $1.31         $322        6.88%      1.40%  to 1.40%    0.90%     to   0.90%
2004                   266          $1.30  to  $1.30         $345        6.20%      1.40%  to 1.40%    7.45%     to   7.45%
2003                   280          $1.21  to  $1.21         $337        7.37%      1.40%  to 1.40%   22.22%     to  22.22%
--------------------------------------------------------------------------------------------------------------------------


                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    191

                                                                                  FOR THE YEAR ENDED DEC. 31
                                        AT DEC. 31                 -------------------------------------------------------
                       -------------------------------------------                   EXPENSE RATIO
                        UNITS   ACCUMULATION UNIT VALUE NET ASSETS    INVESTMENT       LOWEST TO          TOTAL RETURN
                        (000S)     LOWEST TO HIGHEST      (000S)   INCOME RATIO(1)     HIGHEST(2)     LOWEST TO HIGHEST(3)
                       ---------------------------------------------------------------------------------------------------

OPPEN HI INC VA, SERV
2007                   213          $1.37  to  $1.33         $286        5.71%      1.00%  to 1.65%   (1.46%)    to  (2.11%)
2006                   173          $1.39  to  $1.36         $238        7.15%      1.00%  to 1.65%    8.15%     to   7.44%
2005                   176          $1.29  to  $1.26         $224        5.90%      1.00%  to 1.65%    1.00%     to   0.34%
2004                   174          $1.27  to  $1.26         $220        4.96%      1.00%  to 1.65%    7.65%     to   6.95%
2003                   49           $1.18  to  $1.18          $58           --      1.00%  to 1.65%   18.00%(4)  to  18.00%(4)
--------------------------------------------------------------------------------------------------------------------------

OPPEN MAIN ST SM CAP VA, SERV
2007                   1,251        $2.18  to  $0.94       $2,483        0.16%      1.00%  to 2.00%   (2.38%)    to  (7.86%)(11)
2006                   1,344        $2.23  to  $1.27       $2,770        0.02%      1.00%  to 1.70%   13.52%     to  12.73%
2005                   1,332        $1.97  to  $1.13       $2,428           --      1.00%  to 1.70%    8.63%     to   7.88%
2004                   1,114        $1.81  to  $1.04       $2,003           --      1.00%  to 1.70%   17.99%     to   4.22%(5)
2003                   348          $1.53  to  $1.53         $532           --      1.00%  to 1.65%   53.00%(4)  to  53.00%(4)
--------------------------------------------------------------------------------------------------------------------------

OPPEN STRATEGIC BOND VA, SERV
2007                   6,605        $1.42  to  $1.02       $8,728        3.01%      1.00%  to 2.00%    8.46%     to   2.22%(11)
2006                   5,109        $1.31  to  $1.08       $6,376        3.71%      1.00%  to 1.70%    6.17%     to   5.43%
2005                   4,146        $1.23  to  $1.03       $4,971        3.91%      1.00%  to 1.70%    1.47%     to   0.75%
2004                   2,944        $1.21  to  $1.02       $3,548        2.91%      1.00%  to 1.70%    7.36%     to   2.10%(5)
2003                   605          $1.13  to  $1.13         $683           --      1.00%  to 1.65%   13.00%(4)  to  13.00%(4)
--------------------------------------------------------------------------------------------------------------------------

PIMCO VIT ALL ASSET, ADVISOR CL
2007                   2,635        $1.04  to  $1.01       $2,730       12.08%      1.05%  to 2.00%    3.70%(10) to   0.46%(11)
2006                   --              --         --           --           --      --           --      --             --
2005                   --              --         --           --           --      --           --      --             --
2004                   --              --         --           --           --      --           --      --             --
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

PUT VT DIV INC, CL IA
2007                   69           $1.48  to  $1.48         $102        5.08%      1.40%  to 1.40%    2.74%     to   2.74%
2006                   78           $1.44  to  $1.44         $113        6.62%      1.40%  to 1.40%    5.13%     to   5.13%
2005                   117          $1.37  to  $1.37         $160        9.03%      1.40%  to 1.40%    1.85%     to   1.85%
2004                   240          $1.34  to  $1.34         $322        9.48%      1.40%  to 1.40%    8.06%     to   8.06%
2003                   290          $1.24  to  $1.24         $360        9.51%      1.40%  to 1.40%   18.10%     to  18.10%
--------------------------------------------------------------------------------------------------------------------------

PUT VT DIV INC, CL IB
2007                   158          $1.50  to  $1.50         $238        5.42%      1.40%  to 1.40%    2.68%     to   2.68%
2006                   275          $1.46  to  $1.46         $403        6.03%      1.40%  to 1.40%    4.82%     to   4.82%
2005                   358          $1.40  to  $1.40         $500        7.29%      1.40%  to 1.40%    1.62%     to   1.62%
2004                   412          $1.37  to  $1.37         $566        9.36%      1.40%  to 1.40%    7.69%     to   7.69%
2003                   451          $1.28  to  $1.28         $576        9.24%      1.40%  to 1.40%   18.52%     to  18.52%
--------------------------------------------------------------------------------------------------------------------------

PUT VT GRO & INC, CL IA
2007                   176          $1.47  to  $1.47         $258        1.67%      1.40%  to 1.40%   (7.11%)    to  (7.11%)
2006                   224          $1.58  to  $1.58         $354        4.54%      1.40%  to 1.40%   14.58%     to  14.58%
2005                   350          $1.38  to  $1.38         $482        2.16%      1.40%  to 1.40%    4.04%     to   4.04%
2004                   558          $1.33  to  $1.33         $740        1.86%      1.40%  to 1.40%    9.82%     to   9.82%
2003                   731          $1.21  to  $1.21         $883        2.14%      1.40%  to 1.40%   26.04%     to  26.04%
--------------------------------------------------------------------------------------------------------------------------

PUT VT GRO & INC, CL IB
2007                   515          $1.64  to  $1.59         $669        1.40%      1.00%  to 1.65%   (6.98%)    to  (7.58%)
2006                   804          $1.76  to  $1.72       $1,123        1.66%      1.00%  to 1.65%   14.76%     to  14.02%
2005                   1,070        $1.54  to  $1.51       $1,296        1.64%      1.00%  to 1.65%    4.18%     to   3.51%
2004                   1,332        $1.48  to  $1.46       $1,549        1.58%      1.00%  to 1.65%   10.01%     to   9.29%
2003                   1,521        $1.34  to  $1.33       $1,603        1.80%      1.00%  to 1.65%   34.00%(4)  to  33.00%(4)
--------------------------------------------------------------------------------------------------------------------------


 192    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

                                                                                  FOR THE YEAR ENDED DEC. 31
                                        AT DEC. 31                 -------------------------------------------------------
                       -------------------------------------------                   EXPENSE RATIO
                        UNITS   ACCUMULATION UNIT VALUE NET ASSETS    INVESTMENT       LOWEST TO          TOTAL RETURN
                        (000S)     LOWEST TO HIGHEST      (000S)   INCOME RATIO(1)     HIGHEST(2)     LOWEST TO HIGHEST(3)
                       ---------------------------------------------------------------------------------------------------

PUT VT HLTH SCIENCES, CL IB
2007                   --           $1.05  to  $1.14           $1        0.78%      1.05%  to 1.70%   (1.64%)    to  (2.29%)
2006                   --           $1.07  to  $1.17           $1        0.58%      1.05%  to 1.70%    7.77%(9)  to   1.06%
2005                   2            $1.16  to  $1.15           $3        0.01%      1.15%  to 1.70%   11.90%     to  11.29%
2004                   --           $1.04  to  $1.04           --           --      1.15%  to 1.70%    3.75%(5)  to   3.68%(5)
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

PUT VT HI YIELD, CL IA
2007                   88           $1.39  to  $1.39         $123        8.05%      1.40%  to 1.40%    1.87%     to   1.87%
2006                   104          $1.36  to  $1.36         $142        9.19%      1.40%  to 1.40%    9.07%     to   9.07%
2005                   170          $1.25  to  $1.25         $212        9.99%      1.40%  to 1.40%    2.04%     to   2.04%
2004                   304          $1.23  to  $1.23         $373        8.43%      1.40%  to 1.40%    9.45%     to   9.45%
2003                   390          $1.12  to  $1.12         $437       10.99%      1.40%  to 1.40%   24.44%     to  24.44%
--------------------------------------------------------------------------------------------------------------------------

PUT VT HI YIELD, CL IB
2007                   96           $1.49  to  $1.49         $143        8.30%      1.40%  to 1.40%    1.36%     to   1.36%
2006                   125          $1.47  to  $1.47         $184        8.48%      1.40%  to 1.40%    9.00%     to   9.00%
2005                   187          $1.35  to  $1.35         $252        8.21%      1.40%  to 1.40%    1.67%     to   1.67%
2004                   207          $1.33  to  $1.33         $275        8.35%      1.40%  to 1.40%    9.01%     to   9.01%
2003                   221          $1.22  to  $1.22         $270       10.82%      1.40%  to 1.40%   24.49%     to  24.49%
--------------------------------------------------------------------------------------------------------------------------

PUT VT INTL EQ, CL IB
2007                   59           $2.42  to  $1.56         $142        4.22%      1.00%  to 1.70%    7.28%     to   6.53%
2006                   97           $2.25  to  $1.46         $218        0.60%      1.00%  to 1.70%   26.45%     to  25.57%
2005                   98           $1.78  to  $1.16         $174        1.43%      1.00%  to 1.70%   11.08%     to  10.31%
2004                   97           $1.60  to  $1.05         $155        1.58%      1.00%  to 1.70%   15.04%     to   5.45%(5)
2003                   43           $1.39  to  $1.39          $59           --      1.00%  to 1.65%   39.00%(4)  to  39.00%(4)
--------------------------------------------------------------------------------------------------------------------------

PUT VT NEW OPP, CL IA
2007                   57           $1.30  to  $1.30          $74        0.17%      1.40%  to 1.40%    4.54%     to   4.54%
2006                   74           $1.24  to  $1.24          $92        0.19%      1.40%  to 1.40%    7.32%     to   7.32%
2005                   123          $1.16  to  $1.16         $143        0.44%      1.40%  to 1.40%    8.80%     to   8.80%
2004                   206          $1.07  to  $1.07         $219           --      1.40%  to 1.40%    9.03%     to   9.03%
2003                   261          $0.98  to  $0.98         $255           --      1.40%  to 1.40%   30.67%     to  30.67%
--------------------------------------------------------------------------------------------------------------------------

PUT VT RESEARCH, CL IB
2007                   --           $1.62  to  $1.57           $1        0.40%      1.00%  to 1.65%   (0.45%)    to  (1.09%)
2006                   --           $1.63  to  $1.59           $1        0.54%      1.00%  to 1.65%   10.20%     to   9.50%
2005                   --           $1.48  to  $1.45           $1        0.82%      1.00%  to 1.65%    3.97%     to   3.30%
2004                   --           $1.42  to  $1.40           $1           --      1.00%  to 1.65%    6.49%     to   5.80%
2003                   --           $1.33  to  $1.33           --           --      1.00%  to 1.65%   33.00%(4)  to  33.00%(4)
--------------------------------------------------------------------------------------------------------------------------

PUT VT SM CAP VAL, CL IB
2007                   109          $0.97  to  $1.10         $120        0.91%      1.05%  to 1.70%  (13.64%)    to (14.20%)
2006                   533          $1.13  to  $1.28         $634        0.01%      1.05%  to 1.70%   14.28%(9)  to  15.31%
2005                   2            $1.12  to  $1.11           $3        0.05%      1.15%  to 1.70%    5.82%     to   5.24%
2004                   --           $1.05  to  $1.05           --           --      1.15%  to 1.70%    5.21%(5)  to   5.14%(5)
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

PUT VT VISTA, CL IB
2007                   17           $1.92  to  $1.23          $33           --      1.00%  to 1.70%    2.77%     to   2.05%
2006                   17           $1.87  to  $1.21          $33           --      1.00%  to 1.70%    4.41%     to   3.68%
2005                   18           $1.79  to  $1.17          $31           --      1.00%  to 1.70%   11.04%     to  10.26%
2004                   18           $1.61  to  $1.06          $29           --      1.00%  to 1.70%   17.43%     to   5.56%(5)
2003                   15           $1.37  to  $1.36          $20           --      1.00%  to 1.65%   37.00%(4)  to  36.00%(4)
--------------------------------------------------------------------------------------------------------------------------


                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    193

                                                                                  FOR THE YEAR ENDED DEC. 31
                                        AT DEC. 31                 -------------------------------------------------------
                       -------------------------------------------                   EXPENSE RATIO
                        UNITS   ACCUMULATION UNIT VALUE NET ASSETS    INVESTMENT       LOWEST TO          TOTAL RETURN
                        (000S)     LOWEST TO HIGHEST      (000S)   INCOME RATIO(1)     HIGHEST(2)     LOWEST TO HIGHEST(3)
                       ---------------------------------------------------------------------------------------------------

PUT VT VOYAGER, CL IB
2007                   410          $1.19  to  $1.19         $489           --      1.40%  to 1.40%    4.05%     to   4.05%
2006                   528          $1.15  to  $1.15         $605        0.12%      1.40%  to 1.40%    3.97%     to   3.97%
2005                   760          $1.10  to  $1.10         $838        0.68%      1.40%  to 1.40%    4.23%     to   4.23%
2004                   883          $1.06  to  $1.06         $933        0.26%      1.40%  to 1.40%    3.57%     to   3.57%
2003                   995          $1.02  to  $1.02       $1,016        0.39%      1.40%  to 1.40%   22.89%     to  22.89%
--------------------------------------------------------------------------------------------------------------------------

RVS VP BAL
2007                   572          $1.32  to  $1.32         $753        2.81%      1.40%  to 1.40%    0.32%     to   0.32%
2006                   737          $1.31  to  $1.31         $968        2.43%      1.40%  to 1.40%   12.80%     to  12.80%
2005                   1,170        $1.16  to  $1.16       $1,362        2.55%      1.40%  to 1.40%    2.48%     to   2.48%
2004                   1,724        $1.14  to  $1.14       $1,958        2.26%      1.40%  to 1.40%    8.07%     to   8.07%
2003                   2,090        $1.05  to  $1.05       $2,196        2.26%      1.40%  to 1.40%   17.98%     to  17.98%
--------------------------------------------------------------------------------------------------------------------------

RVS VP CASH MGMT
2007                   1,127        $1.08  to  $1.00       $1,229        4.72%      1.00%  to 2.00%    3.71%     to   0.47%(11)
2006                   626          $1.04  to  $1.04         $674        4.36%      1.00%  to 1.70%    3.46%     to   2.73%
2005                   872          $1.01  to  $1.01         $903        2.66%      1.00%  to 1.70%    1.59%     to   0.88%
2004                   378          $0.99  to  $1.00         $383        0.99%      1.00%  to 1.70%   (0.28%)    to  (0.04%)(5)
2003                   53           $0.99  to  $0.99          $60        0.50%      1.00%  to 1.65%   (1.00%)(4) to  (1.00%)(4)
--------------------------------------------------------------------------------------------------------------------------

RVS VP DIV BOND
2007                   5,310        $1.14  to  $1.01       $5,972        4.75%      1.00%  to 2.00%    4.15%     to   1.07%(11)
2006                   2,953        $1.09  to  $1.04       $3,258        4.40%      1.00%  to 1.70%    3.38%     to   2.66%
2005                   1,275        $1.05  to  $1.01       $1,422        3.71%      1.00%  to 1.70%    1.11%     to   0.42%
2004                   1,385        $1.04  to  $1.00       $1,546        3.84%      1.00%  to 1.70%    3.45%     to   0.40%(5)
2003                   1,012        $1.01  to  $1.00       $1,126        3.59%      1.00%  to 1.65%    1.00%(4)  to   0.00%(4)
--------------------------------------------------------------------------------------------------------------------------

RVS VP DIV EQ INC
2007                   3,688        $2.54  to  $0.96       $6,518        1.60%      1.00%  to 2.00%    6.94%     to  (5.67%)(11)
2006                   2,732        $2.37  to  $1.38       $4,800        1.43%      1.00%  to 1.70%   18.56%     to  17.73%
2005                   1,020        $2.00  to  $1.17       $1,613        1.73%      1.00%  to 1.70%   12.38%     to  11.60%
2004                   179          $1.78  to  $1.05         $322        1.80%      1.00%  to 1.70%   17.03%     to   5.23%(5)
2003                   27           $1.52  to  $1.51          $41        1.32%      1.00%  to 1.65%   52.00%(4)  to  51.00%(4)
--------------------------------------------------------------------------------------------------------------------------

THDL VP EMER MKTS
2007                   1,074        $1.84  to  $1.05       $2,471        0.60%      1.05%  to 2.00%   36.66%     to   2.39%(11)
2006                   996          $1.34  to  $1.87       $1,757        0.35%      1.05%  to 1.70%   36.17%(9)  to  31.66%
2005                   431          $1.43  to  $1.42         $615        0.22%      1.15%  to 1.70%   32.27%     to  31.55%
2004                   24           $1.08  to  $1.08          $26        4.15%      1.15%  to 1.70%    7.72%(5)  to   7.64%(5)
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

RVS PTNRS VP FUNDAMENTAL VAL
2007                   2,150        $0.99  to  $0.98       $2,130        1.10%      1.05%  to 2.00%   (0.81%)(10)to  (3.53%)(11)
2006                   --              --         --           --           --      --           --      --             --
2005                   --              --         --           --           --      --           --      --             --
2004                   --              --         --           --           --      --           --      --             --
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

RVS VP GLOBAL INFLATION PROT SEC
2007                   1,893        $1.09  to  $1.03       $2,071        2.37%      1.05%  to 2.00%    6.80%     to   3.32%(11)
2006                   1,214        $1.02  to  $1.02       $1,244        6.99%      1.05%  to 1.70%    2.66%(9)  to   2.55%(8)
2005                   --              --         --           --           --      --           --      --             --
2004                   --              --         --           --           --      --           --      --             --
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------


 194    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

                                                                                  FOR THE YEAR ENDED DEC. 31
                                        AT DEC. 31                 -------------------------------------------------------
                       -------------------------------------------                   EXPENSE RATIO
                        UNITS   ACCUMULATION UNIT VALUE NET ASSETS    INVESTMENT       LOWEST TO          TOTAL RETURN
                        (000S)     LOWEST TO HIGHEST      (000S)   INCOME RATIO(1)     HIGHEST(2)     LOWEST TO HIGHEST(3)
                       ---------------------------------------------------------------------------------------------------

RVS VP GRO
2007                   40           $1.62  to  $0.94          $65        0.99%      1.00%  to 2.00%    2.04%     to  (6.82%)(11)
2006                   46           $1.59  to  $1.21          $74        0.87%      1.00%  to 1.70%    9.97%     to   9.22%
2005                   48           $1.44  to  $1.10          $69        0.39%      1.00%  to 1.70%    7.54%     to   6.79%
2004                   33           $1.34  to  $1.03          $44        0.35%      1.00%  to 1.70%    7.34%     to   3.66%(5)
2003                   13           $1.25  to  $1.24          $16        0.15%      1.00%  to 1.65%   25.00%(4)  to  24.00%(4)
--------------------------------------------------------------------------------------------------------------------------

RVS VP HI YIELD BOND
2007                   229          $1.08  to  $0.98         $275        7.42%      1.05%  to 2.00%    0.82%     to  (2.19%)(11)
2006                   244          $1.07  to  $1.12         $284        7.45%      1.05%  to 1.70%    7.16%(9)  to   8.95%
2005                   157          $1.04  to  $1.03         $166        6.23%      1.15%  to 1.70%    2.83%     to   2.28%
2004                   1            $1.01  to  $1.01           $7        6.18%      1.15%  to 1.70%    0.97%(5)  to   0.90%(5)
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

RVS VP INC OPP
2007                   1,525        $1.08  to  $0.99       $1,665        6.90%      1.05%  to 2.00%    1.56%     to  (1.48%)(11)
2006                   604          $1.06  to  $1.08         $650        6.48%      1.05%  to 1.70%    6.28%(9)  to   6.18%
2005                   --           $1.03  to  $1.02           $6        5.78%      1.15%  to 1.70%    2.15%     to   1.59%
2004                   --           $1.01  to  $1.01           $6        9.25%      1.15%  to 1.70%    0.62%(5)  to   0.55%(5)
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

THDL VP INTL OPP
2007                   59           $1.32  to  $1.00          $89        0.95%      1.05%  to 2.00%   11.49%     to  (2.08%)(11)
2006                   92           $1.18  to  $1.45         $125        1.80%      1.05%  to 1.70%   19.01%(9)  to  22.08%
2005                   137          $1.19  to  $1.18         $151        1.36%      1.15%  to 1.70%   12.57%     to  11.95%
2004                   182          $1.06  to  $1.06         $179        1.09%      1.15%  to 1.70%    6.05%(5)  to   5.98%(5)
2003                   222          $0.85  to  $0.85         $188        0.93%      1.40%  to 1.40%   26.87%     to  26.87%
--------------------------------------------------------------------------------------------------------------------------

RVS VP LG CAP EQ
2007                   705          $1.10  to  $0.95         $875        1.32%      1.00%  to 2.00%    1.90%     to  (6.47%)(11)
2006                   867          $1.08  to  $1.22       $1,058        1.19%      1.00%  to 1.70%    8.36%(6)  to  13.35%
2005                   892          $1.08  to  $1.07         $957        1.16%      1.15%  to 1.70%    4.96%     to   4.39%
2004                   568          $1.03  to  $1.03         $578        0.89%      1.15%  to 1.70%    3.13%(5)  to   3.06%(5)
2003                   584          $0.97  to  $0.97         $568        0.63%      1.40%  to 1.40%   27.63%     to  27.63%
--------------------------------------------------------------------------------------------------------------------------

RVS VP LG CAP VAL
2007                   --           $1.14  to  $1.21           $1        1.37%      1.05%  to 1.70%   (1.51%)    to  (2.13%)
2006                   --           $1.15  to  $1.24           $1        1.27%      1.05%  to 1.70%   16.55%(9)  to  17.04%
2005                   --           $1.07  to  $1.06           --        1.02%      1.15%  to 1.70%    3.35%     to   2.78%
2004                   --           $1.03  to  $1.03           --        9.02%      1.15%  to 1.70%    3.41%(5)  to   3.34%(5)
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

RVS VP MID CAP GRO
2007                   137          $1.18  to  $1.24         $148        0.06%      1.05%  to 1.70%   12.54%     to  11.82%
2006                   186          $1.05  to  $1.11         $179        0.26%      1.05%  to 1.70%    6.71%(9)  to  (1.75%)
2005                   --           $1.13  to  $1.12           --           --      1.15%  to 1.70%    8.86%     to   8.27%
2004                   --           $1.04  to  $1.04           --           --      1.15%  to 1.70%    4.05%(5)  to   3.98%(5)
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

RVS VP MID CAP VAL
2007                   --           $1.00  to  $0.96           $1        0.37%      1.05%  to 2.00%   (0.42%)(10)to  (5.10%)(11)
2006                   --              --         --           --           --      --           --      --             --
2005                   --              --         --           --           --      --           --      --             --
2004                   --              --         --           --           --      --           --      --             --
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------


                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    195

                                                                                  FOR THE YEAR ENDED DEC. 31
                                        AT DEC. 31                 -------------------------------------------------------
                       -------------------------------------------                   EXPENSE RATIO
                        UNITS   ACCUMULATION UNIT VALUE NET ASSETS    INVESTMENT       LOWEST TO          TOTAL RETURN
                        (000S)     LOWEST TO HIGHEST      (000S)   INCOME RATIO(1)     HIGHEST(2)     LOWEST TO HIGHEST(3)
                       ---------------------------------------------------------------------------------------------------

RVS VP S&P 500
2007                   998          $1.78  to  $0.96       $1,750        1.63%      1.00%  to 2.00%    3.97%     to  (5.19%)(11)
2006                   1,154        $1.72  to  $1.19       $1,953        1.46%      1.00%  to 1.70%   14.12%     to  13.33%
2005                   1,210        $1.50  to  $1.05       $1,800        1.39%      1.00%  to 1.70%    3.37%     to   2.64%
2004                   1,169        $1.45  to  $1.02       $1,693        1.68%      1.00%  to 1.70%    9.17%     to   2.28%(5)
2003                   265          $1.33  to  $1.33         $352        1.53%      1.00%  to 1.65%   33.00%(4)  to  33.00%(4)
--------------------------------------------------------------------------------------------------------------------------

RVS PTNRS VP SELECT VAL
2007                   --           $1.15  to  $0.95           $1        1.08%      1.05%  to 2.00%    4.92%     to  (6.56%)(11)
2006                   --           $1.10  to  $1.17           $1        1.69%      1.05%  to 1.70%   11.08%(9)  to  13.88%
2005                   --           $1.04  to  $1.03           --        0.46%      1.15%  to 1.70%   (0.63%)    to  (1.17%)
2004                   --           $1.04  to  $1.04           --        5.58%      1.15%  to 1.70%    4.22%(5)  to   4.15%(5)
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

RVS VP SHORT DURATION
2007                   1,350        $1.07  to  $1.01       $1,435        4.18%      1.00%  to 2.00%    4.27%     to   0.87%(11)
2006                   1,295        $1.03  to  $1.02       $1,322        3.80%      1.00%  to 1.70%    2.81%     to   2.10%
2005                   1,261        $1.00  to  $1.00       $1,254        2.91%      1.00%  to 1.70%    0.57%     to  (0.15%)
2004                   997          $0.99  to  $1.00         $992        2.44%      1.00%  to 1.70%   (0.15%)    to  (0.01%)(5)
2003                   433          $0.99  to  $0.99         $432        2.29%      1.00%  to 1.65%   (1.00%)(4) to  (1.00%)(4)
--------------------------------------------------------------------------------------------------------------------------

RVS PTNRS VP SM CAP VAL
2007                   1,062        $2.09  to  $0.93       $1,671        0.82%      1.00%  to 2.00%   (5.85%)    to  (8.85%)(11)
2006                   1,066        $2.22  to  $1.29       $1,815        0.43%      1.00%  to 1.70%   19.06%     to  18.23%
2005                   700          $1.86  to  $1.09       $1,008        0.30%      1.00%  to 1.70%    4.72%     to   3.99%
2004                   75           $1.78  to  $1.05         $124        0.04%      1.00%  to 1.70%   18.82%     to   4.31%(5)
2003                   10           $1.50  to  $1.49          $15        0.12%      1.00%  to 1.65%   50.00%(4)  to  49.00%(4)
--------------------------------------------------------------------------------------------------------------------------

VANK LIT COMSTOCK, CL II
2007                   4,790        $1.09  to  $0.94       $5,521        1.58%      1.05%  to 2.00%   (3.35%)    to  (7.53%)(11)
2006                   4,455        $1.13  to  $1.20       $5,339        0.93%      1.05%  to 1.70%   13.41%(9)  to  14.09%
2005                   1,918        $1.06  to  $1.05       $2,030        0.45%      1.15%  to 1.70%    2.92%     to   2.36%
2004                   87           $1.03  to  $1.03          $90           --      1.15%  to 1.70%    3.41%(5)  to   3.33%(5)
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

VANK UIF GLOBAL REAL EST, CL II
2007                   583          $0.85  to  $0.88         $496        0.34%      1.05%  to 2.00%  (14.49%)(10)to (13.56%)(11)
2006                   --              --         --           --           --      --           --      --             --
2005                   --              --         --           --           --      --           --      --             --
2004                   --              --         --           --           --      --           --      --             --
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

VANK UIF MID CAP GRO, CL II
2007                   --           $1.13  to  $0.99           $1           --      1.05%  to 2.00%   12.51%(10) to  (2.32%)(11)
2006                   --              --         --           --           --      --           --      --             --
2005                   --              --         --           --           --      --           --      --             --
2004                   --              --         --           --           --      --           --      --             --
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

VANK UIF U.S. REAL EST, CL II
2007                   42           $1.01  to  $1.33          $57        0.95%      1.05%  to 1.70%  (18.14%)    to (18.68%)
2006                   46           $1.23  to  $1.64          $75        0.96%      1.05%  to 1.70%   23.93%(9)  to  35.35%
2005                   47           $1.22  to  $1.21          $58        0.90%      1.15%  to 1.70%   15.42%     to  14.79%
2004                   1            $1.05  to  $1.05           $2           --      1.15%  to 1.70%    4.25%(5)  to   4.18%(5)
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------


 196    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

                                                                                  FOR THE YEAR ENDED DEC. 31
                                        AT DEC. 31                 -------------------------------------------------------
                       -------------------------------------------                   EXPENSE RATIO
                        UNITS   ACCUMULATION UNIT VALUE NET ASSETS    INVESTMENT       LOWEST TO          TOTAL RETURN
                        (000S)     LOWEST TO HIGHEST      (000S)   INCOME RATIO(1)     HIGHEST(2)     LOWEST TO HIGHEST(3)
                       ---------------------------------------------------------------------------------------------------

WANGER INTL SM CAP
2007                   1,515        $1.42  to  $0.97       $2,757        0.83%      1.05%  to 2.00%   15.09%     to  (4.03%)(11)
2006                   1,348        $1.23  to  $1.75       $2,213        0.41%      1.05%  to 1.70%   24.07%(9)  to  34.86%
2005                   627          $1.30  to  $1.30         $816        0.52%      1.15%  to 1.70%   20.14%     to  19.48%
2004                   35           $1.09  to  $1.08          $39           --      1.15%  to 1.70%    8.46%(5)  to   8.39%(5)
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------

WANGER U.S. SM CO
2007                   1,334        $1.13  to  $0.97       $1,634           --      1.05%  to 2.00%    4.28%     to  (4.98%)(11)
2006                   852          $1.08  to  $1.21       $1,026        0.18%      1.05%  to 1.70%    9.57%(9)  to   6.06%
2005                   443          $1.14  to  $1.14         $505           --      1.15%  to 1.70%    9.98%     to   9.38%
2004                   22           $1.04  to  $1.04          $24           --      1.15%  to 1.70%    3.90%(5)  to   3.82%(5)
2003                   --              --         --           --           --      --           --      --             --
--------------------------------------------------------------------------------------------------------------------------




    (1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. These ratios are annualized for periods less than one year.
    (2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
    (3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of maximum to minimum values, based on the price level representing the minimum and maximum expense ratio amounts, some individual price level total returns are not within the ranges presented due to the introduction of new price levels during the year and other market factors.

    (4) New price level operations commenced on March 17, 2003.


    (5) New price level operations commenced on Nov. 15, 2004.


    (6) New price level operations commenced on March 17, 2006.


    (7) New price level operations commenced on April 28, 2006.


    (8) New price level operations commenced on May 1, 2006.


    (9) New price level operations commenced on June 19, 2006.


   (10) New price level operations commenced on May 1, 2007.


   (11) New price level operations commenced on Oct. 1, 2007.



                      RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2    197

RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

We have audited the accompanying Balance Sheets of RiverSource Life Insurance Co. of New York (a wholly owned subsidiary of RiverSource Life Insurance Company) (the Company) as of December 31, 2007 and 2006, and the related statements of income, cash flows and shareholder's equity for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of RiverSource Life Insurance Co. of New York's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RiverSource Life Insurance Co. of New York at December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 3 to the financial statements, in 2007 the Company adopted Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109, and American Institute of Certified Public Accountants Statement of Position 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modification or Exchanges of Insurance Contracts.

                                             /s/ Ernst & Young LLP

Minneapolis, Minnesota

April 22, 2008



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

BALANCE SHEETS
(IN THOUSANDS, EXCEPT SHARE DATA)


DECEMBER 31,                                                               2007          2006

ASSETS
Investments:
Available-for-Sale:
  Fixed maturities, at fair value (amortized cost: 2007, $1,423,878;
  2006, $1,787,111)                                                     $1,404,480    $1,766,763
Commercial mortgage loans, at cost (less allowance for loan losses:
2007, $1,188; 2006, $2,718)                                                226,481       255,110
Policy loans                                                                35,734        33,837
Trading securities and other investments                                       130            95
-------------------------------------------------------------------------------------------------
    Total investments                                                    1,666,825     2,055,805

Cash and cash equivalents                                                  206,475        26,960
Reinsurance recoverables                                                    54,057        47,120
Amounts due from brokers                                                       206            96
Other accounts receivable                                                    5,618         5,265
Accrued investment income                                                   18,413        22,611
Deferred acquisition costs                                                 234,561       241,568
Deferred sales inducement costs                                             19,447        15,658
Other assets                                                                27,218         7,365
Separate account assets                                                  3,087,228     2,619,680
-------------------------------------------------------------------------------------------------
    Total assets                                                        $5,320,048    $5,042,128
=================================================================================================


LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Future policy benefits                                                  $1,775,731    $1,909,109
Policy claims and other policyholders' funds                                 6,460         9,206
Deferred income taxes, net                                                  13,853        17,116
Other liabilities                                                           16,529        18,027
Separate account liabilities                                             3,087,228     2,619,680
-------------------------------------------------------------------------------------------------
    Total liabilities                                                    4,899,801     4,573,138
-------------------------------------------------------------------------------------------------

Shareholder's equity:
Common stock, $10 par value;
200,000 shares authorized, issued and outstanding                            2,000         2,000
Additional paid-in capital                                                 106,637       106,617
Retained earnings                                                          321,909       371,644
Accumulated other comprehensive loss, net of tax:
  Net unrealized securities losses                                         (10,299)      (11,271)
-------------------------------------------------------------------------------------------------
    Total shareholder's equity                                             420,247       468,990
-------------------------------------------------------------------------------------------------
    Total liabilities and shareholder's equity                          $5,320,048    $5,042,128
=================================================================================================



See accompanying Notes to Financial Statements.



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

STATEMENTS OF INCOME
(IN THOUSANDS)


YEARS ENDED DECEMBER 31,                                           2007          2006          2005

REVENUES
Premiums                                                         $ 26,804      $ 27,103      $ 30,196
Net investment income                                             113,321       119,142       123,038
Policy and contract charges                                        65,555        57,983        50,117
Other revenue                                                      12,204         9,060         6,429
Net realized investment gain                                        6,583         3,936         9,192
-------------------------------------------------------------------------------------------------------
    Total revenues                                                224,467       217,224       218,972
-------------------------------------------------------------------------------------------------------


BENEFITS AND EXPENSES
Benefits, claims, losses and settlement expenses                   48,644        34,712        39,649
Interest credited to fixed accounts                                55,666        61,641        64,709
Amortization of deferred acquisition costs                         28,038        24,259        19,050
Separation costs                                                     (571)        2,756         3,915
Other insurance and operating expenses                             31,194        24,909        25,636
-------------------------------------------------------------------------------------------------------
    Total benefits and expenses                                   162,971       148,277       152,959
-------------------------------------------------------------------------------------------------------
Pretax income                                                      61,496        68,947        66,013
Income tax provision                                               19,000        22,957        21,803
-------------------------------------------------------------------------------------------------------
    Net income                                                   $ 42,496      $ 45,990      $ 44,210
=======================================================================================================



See accompanying Notes to Financial Statements.



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

STATEMENTS OF CASH FLOWS
(IN THOUSANDS)


YEARS ENDED DECEMBER 31,                                           2007          2006          2005

CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                       $  42,496     $  45,990     $  44,210
Adjustments to reconcile net income to net cash provided by
operating activities:
  Amortization of deferred acquisition costs and deferred
  sales inducement costs                                            30,084        26,455        20,433
  Capitalization of deferred acquisition costs and deferred
  sales inducement costs                                           (40,757)      (38,786)      (37,479)
  Amortization of premium, net                                       3,549         4,380         3,867
  Deferred income taxes                                              1,184         4,877        14,182
  Contractholder and policyholder charges, non-cash                (14,618)      (13,937)      (14,565)
  Net realized investment gains                                     (6,583)       (3,936)       (9,192)
  Net realized gain on trading securities                               (2)          (11)           (2)
Change in operating assets and liabilities:
  Trading securities, net                                              (33)          (36)           58
  Future policy benefits for traditional life, disability
  income and long term care insurance                               13,822        10,813        12,448
  Policy claims and other policyholders' funds                      (2,746)        3,005           276
  Reinsurance recoverables                                          (6,937)       (8,445)       (5,449)
  Other accounts receivable                                           (353)       (1,592)         (741)
  Accrued investment income                                          4,198           635           891
  Other assets and liabilities, net                                (12,157)       (1,750)       (2,817)
-------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                           11,147        27,662        26,120
-------------------------------------------------------------------------------------------------------


CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-Sale securities:
  Proceeds from sales                                              322,769       131,061       247,160
  Maturities, sinking fund payments and calls                      116,456        92,911       227,088
  Purchases                                                        (74,488)     (129,842)     (459,107)
Other investments, excluding policy loans:
  Proceeds from sales, maturities, sinking fund payments and
  calls                                                             39,049        28,865        20,377
  Purchases                                                         (8,889)      (39,000)      (27,639)
Change in amounts due from brokers, net                               (110)          (25)          (53)
Change in policy loans, net                                         (1,897)       (2,331)         (735)
-------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY INVESTING ACTIVITIES                          392,890        81,639         7,091
-------------------------------------------------------------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES
Activity related to investment contracts and universal life-
type insurance:
  Considerations received                                           73,045        87,532       111,090
  Net transfers to separate accounts                                (1,625)      (11,788)       (3,024)
  Surrenders and other benefits                                   (212,962)     (185,232)     (102,161)
Tax adjustment of share-based incentive employee compensation
plan                                                                    20            17            --
Cash dividends to RiverSource Life Insurance Company               (83,000)      (25,000)      (22,500)
-------------------------------------------------------------------------------------------------------
NET CASH USED IN FINANCING ACTIVITIES                             (224,522)     (134,471)      (16,595)
-------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS               179,515       (25,170)       16,616
Cash and cash equivalents at beginning of year                      26,960        52,130        35,514
-------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS AT END OF YEAR                         $ 206,475     $  26,960     $  52,130
=======================================================================================================

Supplemental disclosures:
  Income taxes paid                                              $  19,122     $  11,946     $  14,347
  Interest paid on borrowings                                           --           247             8


See accompanying Notes to Financial Statements.



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

STATEMENTS OF SHAREHOLDER'S EQUITY
FOR THE THREE YEARS ENDED DECEMBER 31, 2007
(IN THOUSANDS)

                                                                                          ACCUMULATED
                                                             ADDITIONAL                      OTHER
                                                 COMMON        PAID-IN      RETAINED     COMPREHENSIVE
                                                  STOCK        CAPITAL      EARNINGS     INCOME/(LOSS)       TOTAL
---------------------------------------------------------------------------------------------------------------------
BALANCES AT DECEMBER 31, 2004                    $2,000       $106,600      $328,944        $ 39,208       $476,752
Other comprehensive income:
  Net income                                         --             --        44,210              --         44,210
  Change in unrealized holding losses on
  securities, net                                    --             --            --         (39,423)       (39,423)
                                                                                                         ------------
Total other comprehensive income                                                                              4,787
Cash dividends to RiverSource Life Insurance
Company                                              --             --       (22,500)             --        (22,500)
---------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2005                    $2,000       $106,600      $350,654        $   (215)      $459,039
Other comprehensive income:
  Net income                                         --             --        45,990              --         45,990
  Change in unrealized holding losses on
  securities, net                                    --             --            --         (11,056)       (11,056)
                                                                                                         ------------
Total other comprehensive income                                                                             34,934
Tax adjustment of share-based incentive
employee compensation plan                           --             17            --              --             17
Cash dividends to RiverSource Life Insurance
Company                                              --             --       (25,000)             --        (25,000)
---------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2006                    $2,000       $106,617      $371,644        $(11,271)      $468,990
Change in accounting principles                      --             --        (9,231)             --         (9,231)
Other comprehensive income:
  Net income                                         --             --        42,496              --         42,496
  Change in unrealized holding losses on
  securities, net                                    --             --            --             972            972
                                                                                                         ------------
Total other comprehensive income                                                                             43,468
Tax adjustment of share-based incentive
employee compensation plan                           --             20            --              --             20
Cash dividends to RiverSource Life Insurance
Company                                              --             --       (83,000)             --        (83,000)
---------------------------------------------------------------------------------------------------------------------
BALANCES AT DECEMBER 31, 2007                    $2,000       $106,637      $321,909        $(10,299)      $420,247
=====================================================================================================================




See accompanying Notes to Financial Statements.



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS AND BASIS OF PRESENTATION

Nature of Business
RiverSource Life Insurance Co. of New York ("RiverSource Life of NY") is a stock life insurance company domiciled in New York, which holds Certificates of Authority in New York, North Dakota and Delaware. RiverSource Life of NY is a wholly owned subsidiary of RiverSource Life Insurance Company ("RiverSource Life"), which is domiciled in Minnesota. RiverSource Life is a wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"). RiverSource Life of NY serves residents of the State of New York and issues insurance and annuity products.

Ameriprise Financial was formerly a wholly owned subsidiary of American Express Company ("American Express"). On February 1, 2005, the American Express Board of Directors announced its intention to pursue the disposition of 100% of its shareholdings in Ameriprise Financial (the "Separation") through a tax-free distribution to American Express shareholders. Effective as of the close of business on September 30, 2005, American Express completed the Separation and the distribution of Ameriprise Financial common shares to American Express shareholders (the "Distribution"). In connection with the Distribution, Ameriprise Financial entered into certain agreements with American Express to effect the Separation and to define the responsibility for obligations arising before and after the date of the Distribution, including, among others, obligations relating to transition services, taxes, and employees. RiverSource Life of NY was allocated certain expenses incurred as a result of Ameriprise Financial becoming an independent company. During 2007, it was determined that the expenses were over-allocated to RiverSource Life of NY since the separation announcement resulting in a reimbursement from Ameriprise Financial in 2007. The separation from American Express is now complete.

RiverSource Life of NY's principal products are variable deferred annuities and variable universal life insurance which are issued primarily to individuals. It also offers fixed annuities where assets accumulate until the contract is surrendered, the contractholder (or in some contracts, the annuitant) dies, or the contractholder or annuitant begins receiving benefits under an annuity payout option. It also offers immediate annuities in which payments begin within one year of issue and continue for life or for a fixed period of time. RiverSource Life of NY's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, RiverSource Life of NY has the option of paying a higher rate set at its discretion. RiverSource Life of NY issues both variable and fixed universal life insurance, traditional life insurance including whole life and term life and disability income ("DI") insurance. Universal life insurance is a form of permanent life insurance characterized by its flexible premiums, its flexible death benefit amounts and its unbundling of the pricing factors (i.e., mortality, interest and expenses). Traditional life insurance refers to whole and term life insurance policies that pay a specified sum to a beneficiary upon death of the insured for a fixed premium. Variable universal life insurance combines the premium and death benefit flexibility of universal life with underlying fund investment flexibility and the risks associated therewith. Waiver of premium and accidental death benefit riders are generally available with these life insurance products.

Under RiverSource Life of NY's variable life insurance and variable annuity products described above, the purchaser may choose among investment options that include RiverSource Life of NY's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short-term securities.

Basis of Presentation
The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") which vary in certain respects from reporting practices prescribed or permitted by the New York Department of Insurance (RiverSource Life of NY's primary regulator) as reconciled in Note 15.

RECLASSIFICATIONS
Certain reclassifications of prior period amounts have been made to conform to the current presentation, including new income statement captions which are described in Note. 2. These reclassifications were made to enhance transparency and to better align the financial statement line captions with the key drivers of the business. RiverSource Life of NY did not change its revenue and expense recognition policies and the reclassifications did not result in any changes to net income or shareholder's equity. The following is a summary of the reclassifications made:

INCOME STATEMENT RECLASSIFICATIONS
- RiverSource Life of NY reclassified premiums related to immediate annuities with life contingencies from interest credited to fixed accounts to premiums.

- RiverSource Life of NY reclassified reinsurance premiums paid for universal life and variable universal life products from benefits, claims, losses and settlement expenses to policy and contract charges, where cost of insurance fees are reported.



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

- RiverSource Life of NY reclassified benefit expenses related to immediate annuities with life contingencies from interest credited to fixed accounts to benefits, claims, losses and settlement expenses.

- RiverSource Life of NY reclassified mortality and expense risk fees from other revenue to policy and contract charges.

The following table shows the impact of the new captions and the reclassifications made to RiverSource Life of NY's previously reported Statements of Income.

                                                            DECEMBER 31, 2006           DECEMBER 31, 2005
-------------------------------------------------------------------------------------------------------------
                                                        PREVIOUSLY                  PREVIOUSLY
(IN THOUSANDS)                                           REPORTED    RECLASSIFIED    REPORTED    RECLASSIFIED
-------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                 $ 22,814      $ 27,103      $ 22,094      $ 30,196
Net investment income                                     119,142       119,142       123,038       123,038
Policy and contract charges                                36,734        57,983        33,425        50,117
Other revenue                                              31,173         9,060        24,415         6,429
Net realized investment gain                                3,936         3,936         9,192         9,192
-------------------------------------------------------------------------------------------------------------
  Total revenues                                          213,799       217,224       212,164       218,972
-------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Benefits, claims, losses and settlement expenses           25,786        34,712        26,032        39,649
Interest credited to fixed accounts                        67,142        61,641        71,518        64,709
Amortization of deferred acquisition costs                 24,259        24,259        19,050        19,050
Separation costs                                            2,756         2,756         3,915         3,915
Other insurance and operating expenses                     24,909        24,909        25,636        25,636
-------------------------------------------------------------------------------------------------------------
  Total benefits and expenses                             144,852       148,277       146,151       152,959
-------------------------------------------------------------------------------------------------------------
Pretax income                                              68,947        68,947        66,013        66,013
Income tax provision                                       22,957        22,957        21,803        21,803
-------------------------------------------------------------------------------------------------------------
  NET INCOME                                             $ 45,990      $ 45,990      $ 44,210      $ 44,210
=============================================================================================================



STATEMENT OF CASH FLOWS RECLASSIFICATIONS
RiverSource Life of NY has reclassified certain prior year balances in the Statements of Cash Flows.

- RiverSource Life of NY previously classified transfers to and from the fixed account option within its variable annuity product as an operating activity in its Statements of Cash Flows. RiverSource Life of NY has reclassified these transfers as a financing activity in accordance with Statement of Financial Accounting Standards ("SFAS") No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments".

- RiverSource Life of NY previously classified the net change in annuity policy loans as an operating activity and the net change in universal life policy loans as a financing activity. RiverSource Life of NY has reclassified the net change in policy loans as an investing activity in accordance with the AICPA Audit and Accounting Guide: Life and Health Insurance Entities.

- RiverSource Life of NY previously classified the tax adjustment of the share-based incentive employee compensation plan as an operating activity. RiverSource Life of NY has reclassified this adjustment as a financing activity.



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

The effect of these reclassifications on prior year net cash flows related to operating, investing and financing activities is summarized below.

YEARS ENDED DECEMBER 31, (IN THOUSANDS)                                    2006          2005
-------------------------------------------------------------------------------------------------
Net cash provided by operating activities, previous presentation         $  17,914     $ 27,342
Reclassification for annuity transfers                                      10,061       (1,006)
Reclassification for policy loans                                              223          532
Reclassification for tax adjustment of the share-based incentive
employee compensation plan                                                     (17)          --
Other reclassifications                                                       (519)        (748)
-------------------------------------------------------------------------------------------------
Net cash provided by operating activities, adjusted for these
reclassifications                                                        $  27,662     $ 26,120
=================================================================================================

Net cash provided by investing activities, previous presentation         $  83,970     $  7,826
Reclassification for policy loans                                           (2,331)        (735)
-------------------------------------------------------------------------------------------------
Net cash provided by investing activities, adjusted for these
reclassifications                                                        $  81,639     $  7,091
=================================================================================================

Net cash used in financing activities, previous presentation             $(127,054)    $(18,552)
Reclassification for annuity transfers                                     (10,061)       1,006
Reclassification for policy loans                                            2,108          203
Reclassification for tax adjustment of the share-based incentive
employee compensation plan                                                      17           --
Other reclassifications                                                        519          748
-------------------------------------------------------------------------------------------------
Net cash used in financing activities, adjusted for these
reclassifications                                                        $(134,471)    $(16,595)
=================================================================================================



2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMOUNTS BASED ON ESTIMATES AND ASSUMPTIONS
Accounting estimates are an integral part of the financial statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, valuation of deferred acquisition costs ("DAC") and the corresponding recognition of DAC amortization, derivative financial instruments, income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

BALANCE SHEET

INVESTMENTS
Investments consist of the following:

Available-for-Sale Securities
Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet date. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. RiverSource Life of NY also considers the extent to which cost exceeds fair value, the duration of that difference and management's judgment about the issuer's current and prospective financial condition, as well as its ability and intent to hold until recovery. Other-than-temporary impairment charges are recorded in net realized gains (losses) on investments within the Statements of Income. Fair value is generally obtained from third party pricing sources.

Commercial Mortgage Loans, Net
Commercial mortgage loans, net, reflect principal amounts outstanding less the allowance for loan losses. The allowance for loan losses is measured as the excess of the loan's recorded investment over the present value of its expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. Additionally, the level of the allowance for loan losses considers other factors, including historical experience, economic conditions and geographic concentrations. Management regularly evaluates the adequacy of the allowance for loan losses and believes it is adequate to absorb estimated losses in the portfolio.

RiverSource Life of NY generally stops accruing interest on commercial mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

Policy Loans
Policy loans include life insurance policy and annuity loans. These loans are carried at the aggregate of the unpaid loan balances, which do not exceed the cash surrender values of underlying products, plus accrued interest.

Trading Securities and Other Investments
Included in trading securities and other investments is separate account seed money. Separate account seed money is carried at fair value with changes in value recognized within net investment income.

CASH AND CASH EQUIVALENTS
Cash equivalents include highly liquid investments with original maturities of 90 days or less.

REINSURANCE
RiverSource Life of NY reinsures a portion of the risks associated with its life and long term care ("LTC") insurance products through reinsurance agreements with unaffiliated insurance companies. Reinsurance is used in order to limit losses, reduce exposure to large risks and provide additional capacity for future growth. To manage exposure to losses from reinsurer insolvencies, the financial condition of reinsurers is evaluated prior to entering into new reinsurance treaties and on a periodic basis during the terms of the treaties. RiverSource Life of NY remains primarily liable as the direct insurer on all risks reinsured.

Generally, RiverSource Life of NY reinsures 90% of the death benefit liability related to individual fixed and variable universal life and term life insurance products. As a result, RiverSource Life of NY typically retains and is at risk for, at most, 10% of each party's death benefit from the first dollar of coverage for new sales of these policies subject to the reinsurer actually paying. RiverSource Life of NY began reinsuring risks at this level beginning in 2002 for term life insurance and 2003 for variable and universal life insurance. Policies issued prior to these dates are not subject to the same reinsurance levels. Generally, the maximum amount of life insurance risk retained by RiverSource Life of NY is $750,000 on any policy insuring a single life and $1.5 million on any flexible premium survivorship variable life policy. For existing LTC policies sold after 1995, RiverSource Life of NY retained 50% of the risk and ceded on a coinsurance basis the remaining 50% of the risk to affiliates of Genworth Financial, Inc. ("Genworth"). Reinsurance recoverable from Genworth related to RiverSource Life of NY's LTC liabilities was $40.3 million at December 31, 2007 while amounts recoverable from each other reinsurer were much smaller. Risk on variable life and universal life policies is reinsured on a yearly renewable term basis. Risk on term life policies starting in 2002 is reinsured on a coinsurance basis.

RiverSource Life of NY retains all risk for new claims on individual DI contracts. Risk is currently managed by limiting the amount of disability insurance written on any one individual. RiverSource Life of NY also retains all risk on accidental death benefit and almost all waiver of premium risk.

DEFERRED ACQUISITION COSTS
DAC represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity and insurance products. These costs are deferred to the extent they are recoverable from future profits or premiums. The DAC associated with insurance or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

DEFERRED SALES INDUCEMENT COSTS
Deferred sales inducement costs ("DSIC") consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

DERIVATIVE FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES
Derivative financial instruments are recorded at fair value. The fair value of RiverSource Life of NY's derivative financial instruments is determined using either market quotes or valuation models that are based upon the net present value of estimated future cash flows and incorporate current market observable inputs to the extent available. In certain instances, the fair value includes structuring costs incurred at the inception of the transaction. The accounting for changes in the fair value of a derivative financial instrument depends on its intended use and the resulting hedge designation, if any. RiverSource Life of NY primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment.



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

For derivative financial instruments that do not qualify for hedge accounting or are not designated as hedges, changes in fair value are recognized in current period earnings, generally as a component of net investment income.

Certain annuities contain guaranteed minimum accumulation benefit ("GMAB") and guaranteed minimum withdrawal benefit ("GMWB") provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives. The fair value of embedded derivatives associated with annuities is included in future policy benefits. The changes in the fair value of the GMWB and GMAB embedded derivatives are reflected in benefits, claims, losses and settlement expenses.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate account assets and liabilities are primarily funds held for exclusive benefit of variable annuity and variable life insurance contractholders. RiverSource Life of NY receives mortality and expense risk and other fees, guarantee fees and cost of insurance charges from the related accounts.

FUTURE POLICY BENEFITS AND POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS
Fixed Annuities and Variable Annuity Guarantees
Future policy benefits and policy claims and other policyholders' funds related to fixed annuities and variable annuity guarantees include liabilities for fixed account values on fixed and variable deferred annuities, guaranteed benefits associated with variable annuities and fixed annuities in a payout status.

Liabilities for fixed account values on fixed and variable deferred annuities are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

The majority of the variable annuity contracts offered by RiverSource Life of NY contain guaranteed minimum death benefit ("GMDB") provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. RiverSource Life of NY also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as gain gross-up ("GGU") benefits. In addition, RiverSource Life of NY offers contracts with GMWB and GMAB provisions and, until May 2007, RiverSource Life of NY offered contracts containing guaranteed minimum income benefit ("GMIB") provisions.

In determining the liabilities for variable annuity death benefits, GMIB and the life contingent benefits associated with GMWB, RiverSource Life of NY projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management will review and where appropriate, adjust its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management will review and update these assumptions annually in the third quarter of each year.

The variable annuity death benefit liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

GMAB and the non-life contingent benefits associated with GMWB provisions are considered embedded derivatives and are recorded at fair value. The fair value of these embedded derivatives is based on the present value of future benefits less applicable fees charged for the provision. The liability for the life contingent benefits associated with GMWB provisions are determined in the same way as the liability for variable annuity death benefits. The changes in both the fair values of the GMWB and GMAB embedded derivatives and the liability for life contingent benefits are reflected in benefits, claims, losses and settlement expenses.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2007, depending on year of issue, with an average rate of approximately 5.9%.



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

Life, Disability Income and Long Term Care Insurance
Future policy benefits and policy claims and other policyholders' funds related to life, DI and LTC insurance include liabilities for fixed account values on fixed and variable universal life policies, liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for fixed account values on fixed and variable universal life insurance are equal to accumulation values. Accumulation values are the cumulative gross deposits and credited interest less various contractual expense and mortality charges and less amounts withdrawn by policyholders.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies. Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These amounts are calculated based on claim continuance tables which estimate the likelihood an individual will continue to be eligible for benefits. Present values are calculated at interest rates established when claims are incurred. Anticipated claim continuance rates are based on established industry tables, adjusted as appropriate for RiverSource Life of NY's experience. Interest rates used with DI claims ranged from 3.0% to 8.0% at December 31, 2007, with an average rate of 4.9%. Interest rates used with LTC claims ranged from 4.0% to 7.0% at December 31, 2007, with an average rate of 4.2%.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life, DI and LTC policies are based on the net level premium method, using anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on RiverSource Life of NY's experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors. Anticipated interest rates for term and whole life ranged from 4.0% to 10.0% at December 31, 2007, depending on policy form, issue year and policy duration. Anticipated interest rates for DI were 7.5% at policy issue grading to 5.0% over five years. Anticipated discount rates for LTC vary by plan and were 5.4% at December 31, 2007 grading up to 6.8% or 9.4% over 40 years.

Where applicable, benefit amounts expected to be recoverable from other insurers who share in the risk are separately recorded as reinsurance recoverable within receivables.

RiverSource Life of NY issues only non-participating life and health insurance policies, which do not pay dividends to policyholders from realized policy margins.

REVENUES AND EXPENSES
RiverSource Life of NY's principal sources of revenue include premiums, net investment income, policy and contract charges and other revenue.

Premiums
Premiums include premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature. Premiums on traditional life, DI and LTC insurance are net of reinsurance ceded and are recognized as revenue when due.

Net Investment Income
Net investment income primarily includes interest income on fixed maturity securities classified as Available-for-Sale, commercial mortgage loans, policy loans and mark-to-market adjustments on derivatives hedging variable annuity living benefits. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, and commercial mortgage loans so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.

Policy and Contract Charges
Policy and contract charges include mortality and expense risk fees and certain charges assessed on annuities and fixed and variable universal life insurance, such as cost of insurance, net of reinsurance premiums for universal life insurance products, and administrative and surrender charges. Mortality and expense risk fees include risk, management and administration fees, which are generated directly and indirectly from RiverSource Life of NY's separate account assets. Cost of insurance charges



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

on fixed and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

Other Revenue
Other revenue includes marketing support and administrative fees which are generally computed as a contractual rate based on the underlying asset values and are generally received monthly.

Net Realized Investment Gain
Realized gains and losses are recognized using the specific identification method, on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

Benefits, Claims, Losses and Settlement Expenses
Benefits, claims, losses and settlement expenses consist of amounts paid and changes in liabilities held for anticipated future benefit payments under insurance policies and annuity contracts, including benefits paid under optional variable annuity guaranteed benefit riders along with costs to process and pay such amounts. Amounts are net of benefit payments recovered or expected to be recovered under reinsurance contracts. Benefits, claims, losses and settlement expenses also include amortization of DSIC.

Interest Credited to Fixed Accounts
Interest credited to fixed accounts represents amounts earned by contractholders and policyholders on fixed account values associated with fixed and variable universal life and annuity contracts in accordance with contract provisions.

Amortization of Deferred Acquisition Costs
Direct sales commissions and other costs associated with the sale of annuity and insurance products are deferred as DAC and amortized over time. For annuity and universal life contracts, DAC are amortized based on projections of estimated gross profits over amortization periods equal to the approximate life of the business. For other insurance products, DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium-paying period.

For annuity and universal life insurance products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For other life, DI and LTC insurance products, the assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities and, therefore are intended to provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable or if premium rates charged for the contract are changed. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in RiverSource Life of NY's results of operations.

For annuity, life, DI and LTC insurance products, key assumptions underlying those long term projections include interest rates (both earning rates on invested assets and rates credited to policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates are the primary factor used to project interest margins, while assumptions about rates credited to policyholder accounts and equity market performance are the primary factors used to project client asset value growth rates, and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing annuity and insurance business during the DAC amortization period.

The client asset value growth rate is the rate at which variable annuity and variable universal life insurance contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. RiverSource Life of NY uses a mean reversion method as a guideline in setting near-term client asset value growth rates based on a long term view of financial market performance as well as actual historical performance. In periods when market performance results in actual contract value growth at a rate that is different than that assumed, RiverSource Life of NY reassesses the near-term rate in order to continue to project its best estimate of long term growth. The



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

near-term growth rate is reviewed to ensure consistency with management's assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed near-term estimate will typically be less than in a period when growth rates fall short of near-term estimate.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless management identifies a significant deviation over the course of its quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Separation Costs
Separation costs generally consist of allocated financial advisor and employee retention program costs, re-branding and marketing costs and costs to separate and reestablish technology platforms related to the Separation. The separation from American Express was completed in 2007.

Other Insurance and Operating Expenses
Other insurance and operating expenses primarily includes expenses allocated to RiverSource Life of NY from Ameriprise Financial for RiverSource Life of NY's share of compensation, professional and consultant fees, information technology and communications, facilities and equipment, advertising and promotion and legal and regulatory.

Income Taxes
As a result of the Separation of Ameriprise Financial from American Express, RiverSource Life and subsidiaries will not be able to file a consolidated U.S. federal income tax return with other members of Ameriprise Financial's affiliated group until 2010. RiverSource Life of NY will be included in the RiverSource Life consolidated income tax return. RiverSource Life of NY provides for income taxes on a separate return basis, except that, under an agreement with RiverSource Life, a tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of RiverSource Life that RiverSource Life will reimburse subsidiaries for all tax benefits. RiverSource Life of NY's provision for income taxes represents the net amount of income taxes that it expects to pay or to receive from various taxing jurisdictions in connection with its operations. RiverSource Life of NY provides for income taxes based on amounts that it believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

3. RECENT ACCOUNTING PRONOUNCEMENTS

In December 2007, the Financial Accounting Standards Board ("FASB") issued SFAS No. 141 (revised 2007) "Business Combinations" ("SFAS 141(R)"). SFAS 141(R) establishes principles and requirements for how an acquirer recognizes and measures the identifiable assets acquired, the liabilities assumed, any noncontrolling interest in an acquiree, and goodwill acquired. SFAS 141(R) also requires an acquirer to disclose information about the financial effects of a business combination. SFAS 141(R) is effective prospectively for business combinations with an acquisition date on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with early adoption prohibited. RiverSource Life of NY will apply the standard to any business combinations within the scope of SFAS 141(R) occurring after December 31, 2008.

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities -- Including an amendment of FASB Statement No. 115" ("SFAS 159"). SFAS 159 gives entities the option to measure certain financial instruments and other items at fair value that are not currently permitted to be measured at fair value. The objective of SFAS 159 is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. SFAS 159 requires entities to report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. SFAS 159 also establishes presentation and disclosure requirements. SFAS 159 is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007. RiverSource Life of NY did not adopt SFAS 159 for any of its existing eligible assets or liabilities and has no current plans to adopt SFAS 159 for any new financial instruments.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements. Accordingly, SFAS 157 does not require any new fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Early adoption is permitted provided the entity has not issued financial statements for any period within the year of adoption. The provisions of SFAS 157 are required to be applied prospectively as of the beginning of the fiscal year in which SFAS 157 is initially applied, except for certain financial instruments as defined in SFAS 157 which will require retrospective application of SFAS 157. Any retrospective application will be recognized as a cumulative-effect adjustment to the opening balance of retained earnings for the fiscal year of adoption. RiverSource Life of



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

NY adopted SFAS 157 effective January 1, 2008. As a result of adopting SFAS 157, RiverSource Life of NY will record a cumulative effect after-DAC, DSIC and tax reduction to retained earnings of approximately $2.0 million related to adjusting the fair value of structured derivatives RiverSource Life of NY uses to hedge its exposure to GMWB provisions. RiverSource Life of NY initially recorded these derivatives in accordance with EITF 02-3 "Issues Involved in Accounting for Derivative Contracts Held for Trading Purposes and Contracts Involved in Energy Trading and Risk Management Activities." SFAS 157 requires these derivatives to be marked to the price RiverSource Life of NY would receive to sell the derivatives to a market participant (an exit price). As a result of adopting SFAS 157, RiverSource Life of NY will record an after-DAC, DSIC and tax increase to earnings of approximately $1.0 million related to adjusting the fair value of its embedded derivative liabilities. In accordance with FSP FAS 157-2, "Effective Date of FASB Statement No. 157" ("FSP 157-2"), RiverSource Life of NY will defer the adoption of SFAS 157 for all nonfinancial assets and nonfinancial liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis.

In June 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. RiverSource Life of NY adopted FIN 48 as of January 1, 2007. The effect of adopting FIN 48 on RiverSource Life of NY's financial condition and results of operations was not material.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments" ("SFAS 155"). SFAS 155 amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") and SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140"). SFAS 155: (i) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; (ii) clarifies which interest-only and principal-only strips are not subject to the requirements of SFAS 133; (iii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (iv) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (v) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. RiverSource Life of NY adopted SFAS 155 as of January 1, 2007. The effect of adopting SFAS 155 on RiverSource Life of NY's financial condition and results of operations was not material.

In September 2005, the AICPA issued SOP 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts," ("SOP 05-1"). SOP 05-1 provides clarifying guidance on accounting for DAC associated with an insurance or annuity contract that significantly modified or is internally replaced with another contract. Prior to adoption, RiverSource Life accounted for many of these transactions as contract continuations and continued amortizing existing DAC against revenue for the new or modified contract. Effective January 1, 2007, RiverSource Life adopted SOP 05-1 resulting in these transactions being prospectively accounted for as contract terminations. Consistent with this, RiverSource Life of NY now anticipates these transactions in establishing amortization periods and other valuation assumptions. As a result of adopting SOP 05-1, RiverSource Life of NY recorded as a cumulative change in accounting principle $14.2 million, reducing DAC by $13.9 million, DSIC by $0.5 million and liabilities for future policy benefits by $0.2 million. The after-tax decrease to retained earnings for these changes was $9.2 million. The adoption of SOP 05-1, among other things, resulted in an increase to DAC and DSIC amortization in 2007.



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

4. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES
The following is a summary of Available-for-Sale securities by type:

                                                                         GROSS         GROSS
                                                         AMORTIZED    UNREALIZED    UNREALIZED       FAIR
DECEMBER 31, 2007 (IN THOUSANDS)                           COST          GAINS        LOSSES         VALUE
-------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                               $  933,721      $6,767       $(24,021)    $  916,467
Mortgage and other asset-backed securities                 444,483       2,173         (4,583)       442,073
U.S. government and agencies obligations                    34,166         149           (191)        34,124
State and municipal obligations                              6,997          18           (157)         6,858
Foreign government bonds and obligations                     4,511         450             (3)         4,958
-------------------------------------------------------------------------------------------------------------
Total fixed maturities                                   1,423,878       9,557        (28,955)     1,404,480
-------------------------------------------------------------------------------------------------------------
Total                                                   $1,423,878      $9,557       $(28,955)    $1,404,480
=============================================================================================================




                                                                         GROSS         GROSS
                                                         AMORTIZED    UNREALIZED    UNREALIZED       FAIR
DECEMBER 31, 2006 (IN THOUSANDS)                           COST          GAINS        LOSSES         VALUE
-------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                               $1,147,613      $11,134      $(23,814)    $1,134,933
Mortgage and other asset-backed securities                 590,411        2,875       (10,048)       583,238
U.S. government and agencies obligations                    35,909           50          (850)        35,109
State and municipal obligations                              6,996           --          (334)         6,662
Foreign government bonds and obligations                     6,182          651           (12)         6,821
-------------------------------------------------------------------------------------------------------------
Total fixed maturities                                   1,787,111       14,710       (35,058)     1,766,763
-------------------------------------------------------------------------------------------------------------
Total                                                   $1,787,111      $14,710      $(35,058)    $1,766,763
=============================================================================================================



At December 31, 2007 and 2006, fixed maturity securities comprised approximately 84% and 86%, respectively, of RiverSource Life of NY's total investments. These securities were rated by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P"), except for approximately $83 million and $64 million of securities at December 31, 2007 and 2006, respectively, which were rated by RiverSource Investments, LLC's internal analysts using criteria similar to Moody's and S&P. Ratings on investment grade securities are presented using S&P's convention and, if the two agencies' ratings differ, the lower rating is used. A summary of fixed maturity securities by rating was as follows:

(IN THOUSANDS, EXCEPT PERCENTAGES)                  DECEMBER 31, 2007                         DECEMBER 31, 2006
--------------------------------------------------------------------------------------------------------------------------
                                                                     PERCENT OF                                PERCENT OF
                                          AMORTIZED       FAIR       TOTAL FAIR     AMORTIZED       FAIR       TOTAL FAIR
RATING                                      COST          VALUE         VALUE         COST          VALUE         VALUE
--------------------------------------------------------------------------------------------------------------------------
AAA                                      $  488,954    $  486,574         35%      $  640,977    $  632,648         36%
AA                                          142,094       140,581         10          149,861       147,459          8
A                                           300,455       296,330         21          369,476       364,739         21
BBB                                         379,992       375,138         27          497,715       494,841         28
Below investment grade                      112,383       105,857          7          129,082       127,076          7
--------------------------------------------------------------------------------------------------------------------------
  Total fixed maturities                 $1,423,878    $1,404,480        100%      $1,787,111    $1,766,763        100%
==========================================================================================================================



At December 31, 2007 and 2006, approximately 24% and 35%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than 10% of shareholder's equity.

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2007:

(IN THOUSANDS)                              LESS THAN 12 MONTHS          12 MONTHS OR MORE                 TOTAL
--------------------------------------------------------------------------------------------------------------------------
                                            FAIR       UNREALIZED       FAIR       UNREALIZED       FAIR       UNREALIZED
DESCRIPTION OF SECURITIES:                  VALUE        LOSSES         VALUE        LOSSES         VALUE        LOSSES
--------------------------------------------------------------------------------------------------------------------------
Corporate debt securities                 $183,425       $(4,094)     $443,744      $(19,927)     $627,169      $(24,021)
Mortgage and other asset-backed
securities                                  46,978          (421)      237,897        (4,162)      284,875        (4,583)
U.S. government and agencies
obligations                                     --            --        17,564          (191)       17,564          (191)
State and municipal obligations                 --            --         4,844          (157)        4,844          (157)
Foreign government bonds and
obligations                                     --            --           184            (3)          184            (3)
--------------------------------------------------------------------------------------------------------------------------
  Total                                   $230,403       $(4,515)     $704,233      $(24,440)     $934,636      $(28,955)
==========================================================================================================================




RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2006:

(IN THOUSANDS)                              LESS THAN 12 MONTHS          12 MONTHS OR MORE                 TOTAL
--------------------------------------------------------------------------------------------------------------------------
                                            FAIR       UNREALIZED       FAIR       UNREALIZED       FAIR       UNREALIZED
DESCRIPTION OF SECURITIES:                  VALUE        LOSSES         VALUE        LOSSES         VALUE        LOSSES
--------------------------------------------------------------------------------------------------------------------------
Corporate debt securities                 $154,347       $(1,691)    $  646,222     $(22,123)    $  800,569     $(23,814)
Mortgage and other asset-backed
securities                                  57,846          (402)       360,880       (9,646)       418,726      (10,048)
U.S. government and agencies
obligations                                     --            --         34,641         (850)        34,641         (850)
State and municipal obligations                 --            --          6,662         (334)         6,662         (334)
Foreign government bonds and
obligations                                     --            --            324          (12)           324          (12)
--------------------------------------------------------------------------------------------------------------------------
  Total                                   $212,193       $(2,093)    $1,048,729     $(32,965)    $1,260,922     $(35,058)
==========================================================================================================================



In evaluating potential other-than-temporary impairments, RiverSource Life of NY considers the extent to which amortized costs exceeds fair value and the duration of that difference. A key metric in performing this evaluation is the ratio of fair value to amortized cost. The following table summarizes the unrealized losses by ratio of fair value to amortized cost as of December 31, 2007:

(IN THOUSANDS,
EXCEPT NUMBER OF
SECURITIES)                     LESS THAN 12 MONTHS                        12 MONTHS OR MORE                 TOTAL
---------------------------------------------------------------------------------------------------------------------
                                                     GROSS                                     GROSS
RATIO OF FAIR VALUE    NUMBER OF       FAIR       UNREALIZED     NUMBER OF       FAIR       UNREALIZED     NUMBER OF
TO AMORTIZED COST     SECURITIES       VALUE        LOSSES      SECURITIES       VALUE        LOSSES      SECURITIES
---------------------------------------------------------------------------------------------------------------------
95% - 100%                 89        $203,862       $(2,577)        194        $597,760      $(11,518)        283
90% - 95%                  16          25,085        (1,708)         28          71,922        (5,128)         44
80% - 90%                   1           1,317          (184)         13          24,870        (3,969)         14
less than 80%               1             139           (46)          8           9,681        (3,825)          9
---------------------------------------------------------------------------------------------------------------------
  Total                   107        $230,403       $(4,515)        243        $704,233      $(24,440)        350
=====================================================================================================================

(IN THOUSANDS,
EXCEPT NUMBER OF
SECURITIES)                     TOTAL
-----------------------------------------------
                                       GROSS
RATIO OF FAIR VALUE      FAIR       UNREALIZED
TO AMORTIZED COST        VALUE        LOSSES
-----------------------------------------------
95% - 100%             $801,622      $(14,095)
90% - 95%                97,007        (6,836)
80% - 90%                26,187        (4,153)
less than 80%             9,820        (3,871)
-----------------------------------------------
  Total                $934,636      $(28,955)
===============================================



As part of RiverSource Life of NY's ongoing monitoring process, management determined that a majority of the gross unrealized losses on its Available-for-Sale securities are attributable to changes in interest rates and credit spreads across asset classes. As noted in the table above, a significant portion of the gross unrealized losses relates to securities that have a fair value to amortized cost ratio of 95% or above resulting in an overall 97% ratio of fair value to amortized cost for all securities with an unrealized loss. From an overall perspective, the gross unrealized losses were not concentrated in any individual industry or with any individual security. The securities with a fair value to amortized cost ratio of 80%-90% primarily relate to auto, consumer products, financial, and home building industries. The securities with a fair value to cost of less than 80% primarily relate to the financial, gaming and home building industries. The largest unrealized loss associated with an individual issuer, excluding GNMA, FNMA and FHLMC mortgage-backed securities, was $1.4 million. The securities related to this issuer have a fair value to amortized cost ratio of less than 80% and have been in an unrealized loss position for more than 12 months. RiverSource Life of NY believes that it will collect all principal and interest due on all investments that have amortized cost in excess of fair value. In addition, RiverSource Life of NY has the ability and intent to hold these securities until anticipated recovery which may not be until maturity.

RiverSource Life of NY monitors the investments and metrics described previously on a quarterly basis to identify and evaluate investments that have indications of possible other-than-temporary impairments. Additionally, RiverSource Life of NY has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none had other-than-temporary impairment at December 31, 2007.

RiverSource Life of NY's total mortgage and asset backed exposure at December 31, 2007 was $442.1 million which included $132.0 million of residential mortgage backed securities and $233.0 million of commercial mortgage backed securities. At December 31, 2007, residential mortgage backed securities included $117.7 million of agency-backed securities, $11.8 million of Alt-A securities, and $2.5 million of prime, non-agency securities. With respect to the Alt-A securities, the vast majority are rated AAA. None of the structures are levered, and the majority of the AAA-rated holdings are "super senior" bonds, meaning they have more collateral support or credit enhancement than required to receive a AAA rating. With regard to asset backed securities, RiverSource Life of NY's exposure at December 31, 2007 was $77.1 million, which included $1.5 million of securities backed by subprime collateral. These securities are predominantly AAA-rated bonds backed by seasoned, traditional, first lien collateral. Holdings include both floating rate and short-duration, fixed securities. RiverSource Life of NY has no other structured or hedge fund investments with exposure to subprime residential mortgages.

The change in net unrealized securities gains (losses) in other comprehensive income includes three components, net of tax: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period (holding



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

gains (losses)); (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales and other-than-temporary impairments of Available-for-Sale securities (reclassification of realized gains (losses)) and (iii) other items primarily consisting of adjustments in asset and liability balances, such as DAC, DSIC and annuity liabilities, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

The following table presents the components of the change in net unrealized securities gains (losses), net of tax, included in accumulated other comprehensive loss for the years ended December 31:

(IN THOUSANDS)                                                     2007          2006          2005
-------------------------------------------------------------------------------------------------------
Holding gains (losses), net of tax of $2,100, $6,014 and
$20,573, respectively                                             $ 3,902      $(11,168)     $(38,208)
Reclassification of realized gains, net of tax of $1,768,
$1,303 and $3,218, respectively                                    (3,283)       (2,419)       (5,977)
DAC, net of tax of $168, $996 and $2,419, respectively                311         1,848         4,492
DSIC, net of tax of $23, $79 and $208, respectively                    42           148           387
Fixed annuity liabilities, net of tax of nil, $292 and $64,
respectively                                                           --           535          (117)
-------------------------------------------------------------------------------------------------------
Net unrealized securities gains (losses)                          $   972      $(11,056)     $(39,423)
=======================================================================================================



Available-for-Sale securities by maturity at December 31, 2007 were as follows:

                                                                         AMORTIZED       FAIR
(IN THOUSANDS)                                                             COST          VALUE
-------------------------------------------------------------------------------------------------
Due within one year                                                     $   82,932    $   83,286
Due after one year through five years                                      383,098       380,626
Due after five years through 10 years                                      430,981       415,825
Due after 10 years                                                          82,384        82,670
-------------------------------------------------------------------------------------------------
                                                                           979,395       962,407
Mortgage and other asset-backed securities                                 444,483       442,073
-------------------------------------------------------------------------------------------------
Total                                                                   $1,423,878    $1,404,480
=================================================================================================



The expected payments on mortgage and other asset-backed securities may not coincide with their contractual maturities. As such, these securities were not included in the maturities distribution.

The table below includes sales, maturities, and purchases of investments classified as Available-for-Sale for the years ended December 31:

(IN THOUSANDS)                                                     2007          2006          2005
-------------------------------------------------------------------------------------------------------
Sales                                                            $322,769      $ 131,061     $ 247,160
Maturities, sinking fund payments and calls                       116,456         92,911       227,088
Purchases                                                         (74,488)      (129,842)     (459,107)


Net realized gains and losses on Available-for-Sale securities, using the specific identification method, are noted in the following table for the years ended December 31:

(IN THOUSANDS)                                                     2007          2006          2005
-------------------------------------------------------------------------------------------------------
Gross realized gains from sales                                   $ 6,409       $4,208        $11,424
Gross realized losses from sales                                   (1,030)        (487)        (1,503)
Other-than-temporary impairments                                     (326)          --           (725)


The $0.3 million of other-than-temporary impairments in 2007 related to corporate debt securities in the publishing and home building industries which were downgraded in 2007. The $0.7 million of other-than-temporary impairments in 2005 primarily related to corporate debt securities within the auto industry which were downgraded in 2005 and subsequently deteriorated throughout the year in terms of their fair value to amortized cost ratio.

During the second quarter of 2005, RiverSource Life of NY sold all of its retained interest in a CDO securitization trust and realized a net pretax gain of $2.3 million.

At December 31, 2007 and 2006, bonds carried at $0.3 million and $1.3 million, respectively, were on deposit with various states as required by law.

COMMERCIAL MORTGAGE LOANS, NET
The following is a summary of commercial mortgage loans at December 31:

(IN THOUSANDS)                                                             2007          2006
-------------------------------------------------------------------------------------------------
Commercial mortgage loans                                                $227,669      $257,828
Less: allowance for loan losses                                            (1,188)       (2,718)
-------------------------------------------------------------------------------------------------
Commercial mortgage loans, net                                           $226,481      $255,110
=================================================================================================




RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

Commercial mortgage loans are first mortgages on real estate. RiverSource Life of NY holds the mortgage documents, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Commercial mortgage loan fundings are restricted by state insurance regulatory authorities to 80% or less of the market value of the real estate at the time of origination of the loan.

At December 31, 2007 and 2006, RiverSource Life of NY had not recorded any investment in impaired commercial mortgage loans. RiverSource Life of NY did not recognize any interest income related to impaired commercial mortgage loans for the years ended December 31, 2007, 2006 and 2005, respectively.

The balances of and changes in the allowance for loan losses were as follows:

(IN THOUSANDS)                                                     2007          2006          2005
-------------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1                                              $ 2,718       $3,218        $3,218
Provision for commercial mortgage loan losses                      (1,530)          --            --
Foreclosures, write-offs and loan sales                                --         (500)           --
-------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31                                            $ 1,188       $2,718        $3,218
=======================================================================================================



In 2007, RiverSource Life of NY recorded a $1.5 million decrease to the allowance for loan losses on commercial mortgage loans.

Concentrations of credit risk of commercial mortgage loans by region at December 31 were:

(IN THOUSANDS)                                                    2007                        2006
-------------------------------------------------------------------------------------------------------------
                                                        ON-BALANCE      FUNDING     ON-BALANCE      FUNDING
COMMERCIAL MORTGAGE LOANS BY U.S. REGION                   SHEET      COMMITMENTS      SHEET      COMMITMENTS
-------------------------------------------------------------------------------------------------------------
Atlantic                                                 $ 70,532         $--        $ 75,572       $1,150
North Central                                              52,557          --          60,911           --
Pacific                                                    30,437          --          37,221           --
Mountain                                                   36,586          --          43,115        1,500
South Central                                              17,742          --          20,595           --
New England                                                19,815          --          20,414           --
-------------------------------------------------------------------------------------------------------------
                                                          227,669          --         257,828        2,650
Less: allowance for loan losses                            (1,188)         --          (2,718)          --
-------------------------------------------------------------------------------------------------------------
  Total                                                  $226,481         $--        $255,110       $2,650
=============================================================================================================



Concentrations of credit risk of commercial mortgage loans by property type at December 31 were:


(IN THOUSANDS)                                                    2007                        2006
-------------------------------------------------------------------------------------------------------------
                                                        ON-BALANCE      FUNDING     ON-BALANCE      FUNDING
COMMERCIAL MORTGAGE LOANS BY PROPERTY TYPE                 SHEET      COMMITMENTS      SHEET      COMMITMENTS
-------------------------------------------------------------------------------------------------------------
Office buildings                                         $ 52,377         $--        $ 65,370       $1,150
Shopping centers and retail                                60,463          --          68,099        1,500
Apartments                                                 33,230          --          36,458           --
Industrial buildings                                       57,079          --          61,594           --
Hotels and motels                                           4,949          --           5,149           --
Medical buildings                                          11,553          --          14,416           --
Mixed use                                                   2,244          --           2,330           --
Other                                                       5,774          --           4,412           --
-------------------------------------------------------------------------------------------------------------
                                                          227,669          --         257,828        2,650
Less: allowance for loan losses                            (1,188)         --          (2,718)          --
-------------------------------------------------------------------------------------------------------------
  Total                                                  $226,481         $--        $255,110       $2,650
=============================================================================================================



Commitments to fund commercial mortgages were made in the ordinary course of business. The funding commitments at December 31, 2006 approximate fair value.



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

SOURCES OF INVESTMENT INCOME AND NET REALIZED INVESTMENT GAIN
Net investment income for the years ended December 31 is summarized as follows:

(IN THOUSANDS)                                                     2007          2006          2005
-------------------------------------------------------------------------------------------------------
Income on fixed maturities                                       $ 84,542      $100,519      $103,731
Income on mortgage loans                                           14,564        15,396        15,292
Trading securities and other investments                           15,534         4,632         5,424
-------------------------------------------------------------------------------------------------------
                                                                  114,640       120,547       124,447
Less: investment expenses                                           1,319         1,405         1,409
-------------------------------------------------------------------------------------------------------
  Total                                                          $113,321      $119,142      $123,038
=======================================================================================================



Net realized investment gains for the years ended December 31 is summarized as follows:

(IN THOUSANDS)                                                     2007          2006          2005
-------------------------------------------------------------------------------------------------------
Fixed maturities                                                  $5,053        $3,721        $9,196
Commercial mortgage loans                                             --           215            (2)
Other                                                                 --            --            (2)
Reduction in the allowance for loan losses                         1,530            --            --
-------------------------------------------------------------------------------------------------------
  Total                                                           $6,583        $3,936        $9,192
=======================================================================================================



5. DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

The balances of and changes in DAC were as follows:

(IN THOUSANDS)                                                     2007          2006          2005
-------------------------------------------------------------------------------------------------------
Balance at January 1                                             $241,568      $230,270      $208,890
Impact of SOP 05-1 at adoption                                    (13,939)           --            --
Capitalization of acquisition costs                                34,491        32,713        33,519
Amortization, excluding impact of annual third quarter
changes in DAC-related assumptions                                (25,438)      (25,259)      (22,650)
Amortization, impact of annual third quarter changes in DAC-
related assumptions                                                (2,600)        1,000         3,600
Impact of changes in net unrealized securities losses                 479         2,844         6,911
-------------------------------------------------------------------------------------------------------
Balance at December 31                                           $234,561      $241,568      $230,270
=======================================================================================================



The balances of and changes in DSIC were as follows:

(IN THOUSANDS)                                                     2007          2006          2005
-------------------------------------------------------------------------------------------------------
Balance at January 1                                              $15,658       $11,554       $ 8,382
Impact of SOP 05-1 at adoption                                       (496)           --            --
Capitalization of sales inducements                                 6,266         6,073         3,960
Amortization                                                       (2,046)       (2,196)       (1,383)
Impact of changes in net unrealized securities losses                  65           227           595
-------------------------------------------------------------------------------------------------------
Balance at December 31                                            $19,447       $15,658       $11,554
=======================================================================================================



6. VARIABLE ANNUITY GUARANTEES

The majority of the variable annuity contracts offered by RiverSource Life of NY contain GMDB provisions. RiverSource Life of NY also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as GGU benefits. In addition, RiverSource Life of NY offers contracts with GMWB and GMAB provisions. RiverSource Life of NY previously offered contracts containing GMIB provisions. RiverSource Life of NY has established additional liabilities for the variable annuity death benefits, GMIB provisions and for life contingent benefits associated with GMWB provisions. GMAB and non-life contingent benefits associated with GMWB provisions are considered embedded derivatives and are recorded at fair value.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on equity market performance. At issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a "step-up") in the case of favorable market performance. The GMWB offered initially guarantees that the client can withdraw 7% per year until the amount withdrawn is equal to the guaranteed amount, regardless of the performance of the underlying funds. In 2006, RiverSource Life of NY began offering an enhanced withdrawal benefit that gives policyholders a choice to withdraw 6% per year for the life of the policyholder or 7% per year until the amount withdrawn is equal to the guaranteed amount. In 2007, RiverSource Life added a new GMWB benefit design that is available in a joint version that promises 6% withdrawals while either contractholder remains alive. In addition, once withdrawals begin, the policyholder's funds are moved to one of the three less aggressive asset allocation models (of the five that are available prior to withdrawal).



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or 80% of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10 year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

The following table provides summary information related to all variable annuity guarantees for which RiverSource Life of NY has established additional liabilities as of December 31:

----------------------------------------------------------------------------------------------------------------------------------
VARIABLE ANNUITY GUARANTEES BY BENEFIT TYPE(1)
(IN THOUSANDS, EXCEPT AGE)                                                                                  2007          2006
----------------------------------------------------------------------------------------------------------------------------------
CONTRACTS WITH GMDB PROVIDING FOR RETURN OF PREMIUM:
                                                              Total contract value                       $1,184,219    $  759,673
                                                              Contract value in separate accounts        $1,109,067    $  712,245
                                                              Net amount at risk(2)                      $      882    $      245
                                                              Weighted average attained age                      61            60
----------------------------------------------------------------------------------------------------------------------------------

CONTRACTS WITH GMDB PROVIDING FOR SIX-YEAR RESET:
                                                              Total contract value                       $1,304,566    $1,488,039
                                                              Contract value in separate accounts        $1,116,139    $1,246,844
                                                              Net amount at risk(2)                      $   14,067    $   15,483
                                                              Weighted average attained age                      60            61
----------------------------------------------------------------------------------------------------------------------------------

CONTRACTS WITH GMDB PROVIDING FOR ONE-YEAR RATCHET:
                                                              Total contract value                       $  362,425    $  278,970
                                                              Contract value in separate accounts        $  336,584    $  252,522
                                                              Net amount at risk(2)                      $    3,077    $      371
                                                              Weighted average attained age                      62            61
----------------------------------------------------------------------------------------------------------------------------------

CONTRACTS WITH GMDB PROVIDING FOR FIVE-YEAR RATCHET:
                                                              Total contract value                       $  126,796    $   74,233
                                                              Contract value in separate accounts        $  121,470    $   71,223
                                                              Net amount at risk(2)                      $      346    $        5
                                                              Weighted average attained age                      67            57
----------------------------------------------------------------------------------------------------------------------------------

CONTRACTS WITH OTHER GMDB:
                                                              Total contract value                       $    3,640    $    2,710
                                                              Contract value in separate accounts        $    3,231    $    2,034
                                                              Net amount at risk(2)                      $       --    $      248
                                                              Weighted average attained age                      65            73
----------------------------------------------------------------------------------------------------------------------------------

CONTRACTS WITH GGU DEATH BENEFIT:
                                                              Total contract value                       $      117    $       97
                                                              Contract value in separate accounts        $      117    $       97
                                                              Net amount at risk(2)                      $       --    $       --
                                                              Weighted average attained age                      48            48
----------------------------------------------------------------------------------------------------------------------------------

CONTRACTS WITH GMIB:
                                                              Total contract value                       $   33,422    $   33,281
                                                              Contract value in separate accounts        $   30,363    $   30,164
                                                              Net amount at risk(2)                      $      281    $        7
                                                              Weighted average attained age                      60            61
----------------------------------------------------------------------------------------------------------------------------------

CONTRACTS WITH GMWB:
                                                              Total contract value                       $  277,403    $  258,112
                                                              Contract value in separate accounts        $  268,918    $  256,298
                                                              Benefit amount in excess of account
                                                              value                                      $    1,631    $       --
                                                              Weighted average attained age                      61            61
----------------------------------------------------------------------------------------------------------------------------------

CONTRACTS WITH GMWB FOR LIFE:
                                                              Total contract value                       $  399,010    $  111,338
                                                              Contract value in separate accounts        $  383,259    $  109,281
                                                              Benefit amount in excess of account
                                                              value                                      $    1,702    $       --
                                                              Weighted average attained age                      62            62
----------------------------------------------------------------------------------------------------------------------------------

CONTRACTS WITH GMAB:
                                                              Total contract value                       $  109,751    $   66,629
                                                              Contract value in separate accounts        $  106,321    $   65,067
                                                              Benefit amount in excess of account
                                                              value                                      $      157    $       --
                                                              Weighted average attained age                      55            54
----------------------------------------------------------------------------------------------------------------------------------



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

 (1) Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit always equals account value are not shown in this table.
 (2) Represents current death benefit less total contract value for GMDB, amount of gross up for GGU and accumulated guaranteed minimum benefit base less total contract value for GMIB and assumes the actuarially remote scenario that all claims become payable on the same day.

 For the year ended December 31, 2007, additional liabilities (assets) and incurred claims (adjustments) were:

(IN THOUSANDS)                                          GMDB & GGU       GMIB          GMWB          GMAB
-------------------------------------------------------------------------------------------------------------
Liability balance at January 1                            $1,283          $29         $(1,539)      $  236
Reported claims                                               57           --              --           --
Liability (asset) balance at December 31                   1,152           26           6,308        1,651
Incurred claims (adjustments) (sum of reported and
change in liability (assets))                                (74)          (3)          7,847        1,415


 For the year ended December 31, 2006, additional liabilities (assets) and incurred claims (adjustments) were:

(IN THOUSANDS)                                          GMDB & GGU       GMIB          GMWB          GMAB
-------------------------------------------------------------------------------------------------------------
Liability balance at January 1                            $  771          $--         $   203        $  9
Reported claims                                              508           --              --          --
Liability (asset) balance at December 31                   1,283           29          (1,539)        236
Incurred claims (adjustments) (sum of reported and
change in liability (assets))                              1,020           29          (1,742)        227


The liabilities for guaranteed benefits are supported by general account assets. Changes in these liabilities are included in benefits, claims, losses and settlement expenses.

Contract values in separate accounts were invested in various equity, bond and other funds as directed by the contractholder. No gains or losses were recognized on assets transferred to separate accounts for the periods presented.

7. FUTURE POLICY BENEFITS, POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS AND SEPARATE ACCOUNT LIABILITIES

Future policy benefits and policy claims and other policyholders' funds as of December 31, consisted of the following:

(IN THOUSANDS)                                                             2007          2006
-------------------------------------------------------------------------------------------------
Fixed annuities                                                         $1,108,669    $1,242,031
Variable annuities fixed sub-accounts                                      294,532       318,757
GMWB variable annuity guarantees                                             6,308        (1,539)
GMAB variable annuity guarantees                                             1,651           236
Other variable annuity guarantees                                            1,178         1,313
-------------------------------------------------------------------------------------------------
  Total annuities                                                        1,412,338     1,560,798
Variable universal life ("VUL")/ universal life ("UL") insurance           149,456       146,923
Other life, DI and LTC insurance                                           213,937       201,388
-------------------------------------------------------------------------------------------------
  Total future policy benefits                                           1,775,731     1,909,109
Policy claims and other policyholders' funds                                 6,460         9,206
-------------------------------------------------------------------------------------------------
  Total future policy benefits and policy claims and other
  policyholders' funds                                                  $1,782,191    $1,918,315
=================================================================================================



Separate account liabilities as of December 31, consisted of the following:

(IN THOUSANDS)                                                             2007          2006
-------------------------------------------------------------------------------------------------
Variable annuity variable sub-accounts                                  $2,736,820    $2,298,810
VUL insurance variable sub-accounts                                        349,240       319,410
Other insurance variable sub-accounts                                        1,168         1,460
-------------------------------------------------------------------------------------------------
  Total separate account liabilities                                    $3,087,228    $2,619,680
=================================================================================================



Fixed Annuities
Fixed annuities include both deferred and payout contracts. Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. RiverSource Life of NY generally invests the proceeds from the annuity payments in fixed rate securities.

Variable Annuities
Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by RiverSource Life of NY contain one or more guaranteed benefits, including GMWB, GMAB, GMDB and GGU provisions. GMAB and non-life contingent benefits associated with GMWB provisions are considered embedded derivatives and are recorded at fair value. The changes in fair values of these embedded derivatives are reflected in benefits, claims, losses and settlement expenses. The negative fair value for GMWB at December 31, 2006



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

reflected that under conditions and expectations at that time, RiverSource Life of NY believed the applicable fees charged for the rider would more than offset the future benefits paid to policyholders under the rider provisions. RiverSource Life of NY does not currently hedge its risk under the GMDB, GGU and GMIB provisions. The total value of variable annuity contracts with GMWB riders increased from $369.5 million at December 31, 2006 to $676.4 million at December 31, 2007. The total value of variable annuity contracts with GMAB riders increased from $66.6 million at December 31, 2006 to $109.7 million at December 31, 2007. As a means of economically hedging its obligations under GMWB and GMAB provisions, RiverSource Life of NY purchases equity put and call options, enters into interest rate swaps and trades equity futures contracts. The changes in the fair value of these hedge derivatives are included in net investment income. The notional amounts and fair value assets (liabilities) of these options, swaps and futures as of December 31, were as follows:

                                                                                  2007
-------------------------------------------------------------------------------------------------
                                                                         NOTIONAL        FAIR
(IN THOUSANDS)                                                            AMOUNT         VALUE
-------------------------------------------------------------------------------------------------
Purchased options and futures                                            $297,629       $18,337
Interest rate swaps                                                       113,000           586
Sold equity futures                                                       (15,511)           --


Insurance Liabilities
VUL/UL is the largest group of insurance policies written by RiverSource Life of NY. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for VUL contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders. RiverSource Life of NY also offers term and whole life insurance as well as disability products. RiverSource Life of NY no longer offers LTC products but has inforce policies from prior years. Insurance liabilities include accumulation values, unpaid reported claims, incurred but not reported claims, and obligations for anticipated future claims.

8. INCOME TAXES

RiverSource Life of NY qualifies as a life insurance company for federal income tax purposes. As such, RiverSource Life of NY is subject to the Internal Revenue Code provisions applicable to life insurance companies.

Provisions for income taxes for the years ended December 31 were:

(IN THOUSANDS)                                                     2007          2006          2005
-------------------------------------------------------------------------------------------------------
Current income tax:
  Federal                                                         $16,760       $15,395       $ 5,417
  State                                                             1,056         2,685         2,204
-------------------------------------------------------------------------------------------------------
Total current income tax                                           17,816        18,080         7,621
Deferred federal income tax                                         1,184         4,877        14,182
-------------------------------------------------------------------------------------------------------
Income tax provision                                              $19,000       $22,957       $21,803
=======================================================================================================



The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% for the years ended December 31 are as follows:

                                                                   2007          2006          2005
-------------------------------------------------------------------------------------------------------
Tax at U.S. statutory rate                                         35.0%         35.0%         35.0%
Changes in taxes resulting from:
  Tax-exempt interest and dividend income                          (7.9)         (4.2)         (3.5)
  State taxes, net of federal benefit                               1.1           2.5           2.2
  Taxes applicable to prior years                                   3.8           0.6          (0.3)
  Foreign tax credit, net of addback                               (1.1)         (0.6)         (0.3)
-------------------------------------------------------------------------------------------------------
Income tax provision effective rate                                30.9%         33.3%         33.1%
=======================================================================================================



RiverSource Life of NY's effective tax rate was 30.9% and 33.3% for the years ended December 31, 2007 and 2006, respectively. The decrease in the effective tax rate was primarily due to higher tax advantaged items relative to pretax income.



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for U.S. GAAP reporting versus income tax return purposes. The significant components of RiverSource Life of NY's deferred income tax assets and liabilities as of December 31, 2007 and 2006 are reflected in the following table:

(IN THOUSANDS)                                                             2007          2006
-------------------------------------------------------------------------------------------------

Deferred income tax assets:
  Liabilities for future policy benefits                                 $ 55,506      $ 49,299
  Investment related                                                           --         2,193
  Net unrealized losses on Available-for Sale securities                    5,543         6,066
  Other                                                                     2,497         2,891
-------------------------------------------------------------------------------------------------
Gross deferred income tax assets                                           63,546        60,449

Deferred income tax liabilities:
  DAC                                                                      65,262        68,408
  DSIC                                                                      6,703         5,399
  Other                                                                     5,434         3,758
-------------------------------------------------------------------------------------------------
Gross deferred income tax liabilities                                      77,399        77,565
-------------------------------------------------------------------------------------------------
Net deferred income tax liabilities                                      $(13,853)     $(17,116)
=================================================================================================



RiverSource Life of NY is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. Included in RiverSource Life of NY's deferred tax assets is a significant deferred tax asset relating to capital losses that have been recognized for financial statement purposes but not yet for tax return purposes. Under current U.S. federal income tax law, capital losses generally must be used against capital gain income within five years of the year in which the capital losses are recognized for tax purposes.

Based on analysis of RiverSource Life of NY's tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable RiverSource Life of NY to utilize all of its deferred tax assets. Accordingly, no valuation allowance for deferred tax assets has been established as of December 31, 2007 and 2006.

Effective January 1, 2007, RiverSource Life of NY adopted the provisions of FIN
48. The amount RiverSource Life of NY recognized as a result of the implementation of FIN 48 was not material.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

(IN THOUSANDS)                                                                     2007
-------------------------------------------------------------------------------------------
Balance at January 1                                                              $   --
Additions based on tax positions related to the current year                       1,637
Additions for tax positions of prior years                                         1,844
-------------------------------------------------------------------------------------------
Balance at December 31                                                            $3,481
===========================================================================================



If recognized, approximately nil and $2.3 million, net of federal tax benefits, of the unrecognized tax benefits as of January 1, 2007 and December 31, 2007, respectively, would affect the effective tax rate.

RiverSource Life of NY recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. RiverSource Life of NY recognized interest and penalties of $259 thousand for the year ended December 31, 2007. The Company had nil and $259 thousand for the payment of interest and penalties accrued at January 1, 2007 and December 31, 2007, respectively.

It is reasonably possible that the total amounts of unrecognized tax benefits will change in the next 12 months. Based on the current audit position of RiverSource Life of NY, it is estimated that the total amount of gross unrecognized tax benefits may decrease by $300 thousand to $400 thousand in the next 12 months.

RiverSource Life or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction and various states and foreign jurisdictions. With few exceptions, RiverSource Life is no longer subject to U.S. federal, state and local or non-U.S. income tax examinations by tax authorities for years before 1997. The Internal Revenue Service ("IRS"), as part of the overall examination of the American Express Company consolidated return, commenced an examination of RiverSource Life's U.S. income tax returns for 1997 through 2002 in the third quarter of 2005. In the first quarter of 2007, the IRS expanded the period of the exam to include 2003 through 2004. RiverSource Life or certain of its subsidiaries state income tax returns are currently under examination by various jurisdictions for years ranging from 1998 through 2005.



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

On September 25, 2007, the IRS issued Revenue Ruling 2007-61 in which it announced that it intends to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") related to separate account assets held in connection with variable contracts of life insurance companies and has added the project to the 2007-2008 Priority Guidance Plan. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that purported to change accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time, but they may result in the elimination of some or all of the separate account DRD tax benefit that RiverSource Life of NY receives. Management believes that it is likely that any such regulations would apply prospectively only. For the year ended December 31, 2007, RiverSource Life of NY recorded a benefit of approximately $2.5 million related to the current year's separate account DRD.

As a result of the separation of Ameriprise Financial from American Express, RiverSource Life and subsidiaries will not be able to file a consolidated U.S. federal income tax return with other members of the Ameriprise Financial's affiliated group until 2010. RiverSource Life of NY will be included in the RiverSource Life's consolidated income tax return.

The items comprising other comprehensive income in the Statements of Shareholder's Equity are presented net of the following income tax benefit amounts:

(IN THOUSANDS)                                                     2007          2006          2005
-------------------------------------------------------------------------------------------------------
Net unrealized securities gains (losses)                           $523         $(5,950)     $(21,228)
-------------------------------------------------------------------------------------------------------
Net income tax provision (benefit)                                 $523         $(5,950)     $(21,228)
=======================================================================================================



9. STATUTORY CAPITAL AND SURPLUS

State insurance statutes contain limitations as to the amount of dividends that insurers may make without providing prior notification to state regulators. For RiverSource Life of NY, dividends which exceed the lesser of 10% of statutory surplus as of the immediately preceding year-end, or statutory net gain from operations for the immediately preceding calendar year would require pre-notification to the Department of Insurance of the State of New York, and are subject to potential disapproval. RiverSource Life of NY's statutory unassigned surplus aggregated $164.5 million and $221.7 million as of December 31, 2007 and 2006, respectively.

Statutory net gain from operations and net income for the years ended December 31 and statutory surplus and statutory capital and surplus as of December 31 are summarized as follows:

(IN THOUSANDS)                                                     2007          2006          2005
-------------------------------------------------------------------------------------------------------
Statutory net gain from operations                               $ 33,925      $ 61,735      $ 36,728
Statutory net income                                               43,164        63,001        36,877
Statutory surplus                                                 281,414       329,528       287,672
Statutory capital and surplus                                     283,414       331,528       289,672
-------------------------------------------------------------------------------------------------------



10. RELATED PARTY TRANSACTIONS

Ameriprise Financial was the investment manager for the proprietary mutual funds used as investment options by RiverSource Life of NY's variable annuity and variable life insurance contractholders through the third quarter of 2005. In the fourth quarter of 2005, RiverSource Investments, LLC replaced Ameriprise Financial as the investment manager. RiverSource Life of NY provides all fund management services, other than investment management and is compensated for the administrative services it provides. For the years ended December 31, 2007 and 2006, RiverSource Life of NY received $3.7 million and $3.6 million, respectively, from RiverSource Investments, LLC for administrative services provided by RiverSource Life of NY. For the year ended December 31, 2005, RiverSource Life of NY received $2.1 million from Ameriprise Financial and $0.7 million from RiverSource Investments, LLC for services provided for the periods they each were investment managers.

RiverSource Life of NY participates in the Ameriprise Financial Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. RiverSource Life of NY contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. RiverSource Life of NY's share of the total net periodic pension cost was approximately $90 thousand, $98 thousand, and $75 thousand for each of the years ended December 31, 2007, 2006 and 2005, respectively.

RiverSource Life of NY participates in the Ameriprise Financial 2005 Incentive Compensation Plan. Employees, directors and independent contractors are eligible to receive incentive awards including stock options, restricted stock awards, restricted



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

stock units, performance shares and similar awards designed to comply with the applicable federal regulations and laws of jurisdiction. The expense for incentive awards was $83 thousand in 2007, $78 thousand in 2006 and $55 thousand in 2005.

RiverSource Life of NY also participates in the defined contribution pension plans of Ameriprise Financial which cover all employees who have met certain employment requirements. RiverSource Life of NY contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2007, 2006 and 2005 were $144 thousand, $143 thousand and $128 thousand, respectively.

RiverSource Life of NY has a "Sales Benefit Plan" which is an unfunded, noncontributory retirement plan for all eligible financial advisors. Total plan costs for 2007, 2006 and 2005, which are calculated on the basis of commission earnings of the individual financial advisors, were $11 thousand, $16 thousand, and $49 thousand, respectively. Such costs are included in DAC.

Charges by Ameriprise Financial and affiliated companies to RiverSource Life of NY for use of joint facilities, technology support, marketing services and other services aggregated $32.3 million, $26.1 million and $29.0 million for 2007, 2006 and 2005, respectively. Certain of these costs are included in DAC. Expenses allocated to RiverSource Life of NY may not be reflective of expenses that would have been incurred by RiverSource Life of NY on a stand-alone basis.

During 2007, 2006 and 2005, RiverSource Life of NY paid cash dividends of $83 million, $25 million and $23 million, respectively, to RiverSource Life Insurance Company. A portion of the 2007 dividends was considered extraordinary and was paid only after making the required advance notice to the New York State Insurance Department, RiverSource Life of NY's primary state regulator.

Included in other liabilities at December 31, 2007 and 2006 are $5.8 million and $1.3 million, respectively, payable to Ameriprise Financial for federal income taxes.

11. REINSURANCE

At December 31, 2007, 2006 and 2005, traditional life and universal life insurance inforce aggregated $10.3 billion, $9.6 billion and $9.0 billion, respectively, of which $5.4 billion, $4.5 billion and $3.7 billion were reinsured at the respective year ends. Life insurance inforce is reported on a statutory basis. RiverSource Life of NY also reinsures a portion of the risks under LTC policies.

The effect of reinsurance on premiums for the years ended December 31, is as follows:

(IN THOUSANDS)                                                     2007          2006          2005
-------------------------------------------------------------------------------------------------------
Direct premiums                                                   $33,729       $32,764       $36,202
Reinsurance ceded                                                  (6,925)       (5,661)       (6,006)
-------------------------------------------------------------------------------------------------------
Net premiums                                                      $26,804       $27,103       $30,196
=======================================================================================================



Policy and contract charges are presented on the Statements of Income net of $3.5 million, $3.3 million and $3.3 million of reinsurance ceded for the years ended December 31, 2007, 2006 and 2005, respectively.

Reinsurance recovered from reinsurers amounted to $2.7 million, $3.1 million and $3.1 million, for the years ended December 31, 2007, 2006 and 2005, respectively. Reinsurance contracts do not relieve RiverSource Life of NY from its primary obligation to policyholders.

12. DERIVATIVE FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES

Derivative financial instruments enable RiverSource Life of NY to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. RiverSource Life of NY does not engage in any derivative instrument trading activities. Credit risk associated with RiverSource Life of NY's derivatives is limited to the risk that a derivative counterparty will not perform in accordance with the terms of the contract. To mitigate such risk, counterparties are all required to be preapproved. Additionally, RiverSource Life of NY may, from time to time, enter into master netting agreements wherever practical. As of December 31, 2007, the total net fair values, excluding accruals, of derivative assets were $19.1 million and derivative liabilities were $426 thousand. The net notional amount of derivatives as of December 31, 2007 was $395.1 million, consisting of $410.6 million purchased and $15.5 million written.



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

Derivatives Not Designated as Hedges
RiverSource Life of NY has economic hedges that either do not qualify or are not designated for hedge accounting treatment. The fair value assets of purchased derivatives for the year ended December 31 was as follows:

                                                                                   2007
-------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                   PURCHASED
-------------------------------------------------------------------------------------------
GMWB and GMAB                                                                     $18,923
-------------------------------------------------------------------------------------------
Total                                                                             $18,923
===========================================================================================



Futures contracts are settled daily by exchanging cash with the counterparty and gains and losses are reported in earnings. Accordingly, there are no amounts on the Balance Sheets related to these contracts.

Certain annuity products contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of considerations received at the beginning of the contract period, after a specified holding period, respectively. RiverSource Life of NY economically hedges the exposure related to the GMWB and GMAB provisions using various equity futures, equity options and interest rate swaps. The premium associated with certain of these options is paid semi-annually over the life of the option contract. As of December 31, 2007, the remaining payments RiverSource Life of NY is scheduled to make for these options total $14.3 million through December 31, 2022.

13. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2007 and 2006, and require management judgment to estimate such values. These figures may not be indicative of future fair values. Additionally, management believes the value of excluded assets and liabilities is significant. The fair value of RiverSource Life of NY, therefore, cannot be estimated by aggregating the amounts presented herein. The following table discloses carrying values and fair values of financial instruments at December 31:

                                                                  2007                        2006
-------------------------------------------------------------------------------------------------------------
                                                         CARRYING        FAIR        CARRYING        FAIR
(IN THOUSANDS)                                             VALUE         VALUE         VALUE         VALUE
-------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Assets for which carrying values approximate fair
values                                                  $4,753,107    $4,753,107    $4,447,472    $4,447,472
Commercial mortgage loans, net                             226,481       223,045       255,110       260,005

FINANCIAL LIABILITIES
Net liabilities for which carrying values approximate
fair values                                             $    8,385    $    8,385    $     (945)   $     (945)
Fixed account reserves                                   1,308,317     1,281,504     1,464,602     1,430,427
Separate account liabilities                             2,736,820     2,615,643     2,298,810     2,202,737
-------------------------------------------------------------------------------------------------------------



FINANCIAL ASSETS
Assets for which carrying values approximate fair values include cash and cash equivalents, Available-for-Sale securities, policy loans, trading securities, separate account assets and derivative financial instruments. Generally, these assets are either short-term in duration, variable rate in nature or are recorded at fair value on the Balance Sheets.

The fair value of commercial mortgage loans, except those with significant credit deterioration, was estimated using discounted cash flow analysis, based on current interest rates for loans with similar terms to borrowers of similar credit quality. For loans with significant credit deterioration, fair values were based on estimates of future cash flows discounted at rates commensurate with the risk inherent in the revised cash flow projections, or for collateral dependent loans, on collateral values.

FINANCIAL LIABILITIES
Liabilities for which carrying values approximate fair values include certain other liabilities and derivative liabilities. Generally, these liabilities are either short-term in duration, variable rate in nature or are recorded at fair value on the Balance Sheets.

Fair values of fixed annuities in deferral status were estimated as the accumulated value less applicable surrender charges. For annuities in payout status, fair value was estimated using discounted cash flows based on current interest rates. The fair value of these reserves excluded life insurance-related elements of $94.9 million and $96.2 million as of December 31, 2007 and 2006, respectively. If the fair value of the fixed annuities were realized, the write-off of DAC and DSIC would be $20.6 million and $28.0 million as of December 31, 2007 and 2006, respectively.



RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

Fair values of separate account liabilities, excluding life insurance-related elements of $350.4 million and $320.9 million as of December 31, 2007 and 2006, respectively, are estimated as the accumulated value less applicable surrender charges. If the fair value of the separate account liabilities were realized, the surrender charges received would be offset by the write-off of the DAC and DSIC associated with separate account liabilities of $122.2 million and $116.7 million as of December 31, 2007 and 2006, respectively.

14. COMMITMENTS AND CONTINGENCIES

At December 31, 2007 and 2006, RiverSource Life of NY had no material commitments to purchase investments other than mortgage loan fundings (see Note
4).

RiverSource Life of NY's annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2007, these guarantees range up to 5.0%. To the extent the yield on RiverSource Life of NY's invested assets portfolio declines below its target spread plus the minimum guarantee, RiverSource Life of NY's profitability would be negatively affected.

The Securities and Exchange Commission, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities have brought proceedings challenging several mutual fund and variable product financial practices, generally including suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements. RiverSource Life of NY has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

RiverSource Life of NY is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life of NY believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

15. STATUTORY INSURANCE ACCOUNTING PRACTICES

Reconciliations of net income for the years ended December 31 and shareholder's equity at December 31, as shown in the accompanying financial statements, to that determined using statutory accounting practices are as follows:

(IN THOUSANDS)                                                     2007          2006          2005
-------------------------------------------------------------------------------------------------------
Net income, per accompanying financial statements                 $42,496       $45,990      $ 44,210
Deferred acquisition costs                                         (6,453)       (8,454)      (14,469)
Deferred sales inducement costs                                    (4,220)       (3,877)       (2,577)
Adjustments of future policy benefit liabilities                   (4,408)       11,274       (10,343)
Deferred income tax expense                                         1,184         4,877        14,182
Net investment income                                              (4,744)           --            --
Provision for losses on investments                                    --            --          (500)
Interest maintenance reserves gain/loss transfer and
amortization                                                       (1,964)         (557)       (5,262)
Adjustment to separate account reserves                            19,189        17,774        14,075
Other, net                                                          2,084        (4,026)       (2,439)
-------------------------------------------------------------------------------------------------------
Statutory-basis net income                                        $43,164       $63,001      $ 36,877
=======================================================================================================



The following table is a reconciliation of statutory-basis net income for 2007 previously reported to the New York Department of Insurance in the 2007 Annual Statement to the statutory-basis net income reported above:

(IN THOUSANDS)                                                                     2007
-------------------------------------------------------------------------------------------
Statutory-basis net income, previously reported in the 2007 Annual Statement      $34,027
Tax adjustment                                                                      9,137
-------------------------------------------------------------------------------------------
Statutory-basis net income, adjusted                                              $43,164
===========================================================================================




RiverSource Life Insurance Co. of New York

--------------------------------------------------------------------------------

(IN THOUSANDS)                                                     2007          2006          2005
-------------------------------------------------------------------------------------------------------
Shareholder's equity, per accompanying financial statements      $ 420,247     $ 468,990     $ 459,039
Deferred acquisition costs                                        (234,561)     (241,568)     (230,270)
Deferred sales inducements costs                                   (19,447)      (15,658)      (11,554)
Adjustments of future policy benefit liabilities                    54,115        44,707        27,866
Deferred income tax liabilities                                     45,272        46,869        57,340
Asset valuation reserve                                            (13,891)      (16,631)      (18,077)
Net unrealized loss (gain) on investments                           19,374        20,348          (557)
Adjustments of separate account liabilities                        107,739        94,387        76,613
Premiums due, deferred and in advance                                2,410         4,623           925
Deferred revenue liability                                           5,810         5,426         4,242
Reserves for commercial mortgage loan losses                         1,188         2,718         3,218
Non-admitted assets                                                (27,088)      (24,089)      (35,877)
Interest maintenance reserve                                       (11,807)       (9,867)       (9,310)
Reinsurance ceded reserves                                         (52,645)      (44,276)      (35,042)
Other, net                                                         (13,302)       (4,451)        1,116
-------------------------------------------------------------------------------------------------------
Statutory-basis capital and surplus                              $ 283,414     $ 331,528     $ 289,672
=======================================================================================================



The following table is a reconciliation of statutory-basis capital and surplus as of December 31, 2007 previously reported to the New York Department of Insurance in the 2007 Annual Statement to the statutory-basis capital and surplus reported above:

(IN THOUSANDS)                                                                     2007
-------------------------------------------------------------------------------------------
Statutory-basis capital and surplus, previously reported in the 2007 Annual
Statement                                                                        $274,277
Tax adjustment                                                                      9,137
-------------------------------------------------------------------------------------------
Statutory-basis capital and surplus, adjusted                                    $283,414
===========================================================================================


S-6314 F (5/08)

PART C.

Item 24. Financial Statements and Exhibits

     (a)  Financial Statements included in Part B of this Registration
          Statement:

          RiverSource of New York Variable Annuity Account 2

               Report of Independent Registered Public Accounting Firm dated April 24, 2008

               Statements of Assets and Liabilities for the year ended Dec. 31, 2007

               Statements of Operations for the year ended Dec. 31, 2007

               Statements of Changes in Net Assets for the two years ended Dec. 31, 2007

               Notes to Financial Statements

          RiverSource Life Insurance Co. of New York

               Report of Independent Registered Public Accounting Firm dated April 24, 2008

               Statements of Assets and Liabilities the two years ended Dec. 31, 2007

               Statements of Operations for the three years ended Dec. 31, 2007

               Statements of Changes in Net Assets for the three years ended Dec. 31, 2007

               Notes to Financial Statements

     (b)  Exhibits:

1. Certificate establishing the ACL Variable Annuity Account 2 dated December 1, 1995, filed electronically as Exhibit 1 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-00519, filed on or about February 5, 1997, is incorporated herein by reference.

1.2 Resolution of the Board of Directors of American Centurion Life Assurance Company establishing 292 subaccounts dated February 5, 2003 filed electronically as Exhibit 1.2 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

1.3 Resolution of the Board of Directors of American Centurion Life Assurance Company establishing 276 subaccounts dated August 23, 2004 filed electronically on or about Dec. 3, 2004 as Exhibit 1.3 to Post-Effective Amendment No. 8 to Registration Statement No. 333-101051 is incorporated by reference.

1.4 Resolution of the Board of Directors of American Centurion Life Assurance Company establishing an additional subaccount within the separate account that will invest in RiverSource(SM) Variable Portfolio - Global Inflation Protected Securities Fund dated April 24, 2006 filed electronically on or about April 28,

     2006 as Exhibit 1.4 to Registrant's Post-Effective Amendment No. 12 to Registration Statement No.333-101051 is incorporated herein by reference.

1.5 Resolution of the Board of Directors of IDS Life Insurance Company of New York adopting and approving Agreement and Plan of merger and subsequent name changes, dated Aug. 29, 2006 filed electronically as Exhibit 1.11 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

2.   Not applicable.

3. Form of Principal Underwriter Agreement for RiverSource Life Insurance Co. of New York Variable Annuities and Variable Life Insurance filed as Exhibit
     3. to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 3, 2007, is incorporated herein by reference.

4.1  Not applicable.

4.2  Not applicable.

4.3 Form of Non-qualified Variable Annuity contract (form 272250) filed electronically as Exhibit 4.3 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

4.4 Form of IRA contract (form 272251) filed electronically as Exhibit 4.4 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

4.5 Form of SEP-IRA contract (form 272252) filed electronically as Exhibit 4.5 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

4.6 Form of TSA-401 contract (form 272253) filed electronically as Exhibit 4.6 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

4.7 Form of Maximum Anniversary Value Death Benefit rider (form 272255) filed electronically as Exhibit 4.7 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

4.8 Form of Guaranteed Minimum Income Benefit rider-MAV (form 272256) filed electronically as Exhibit 4.8 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

4.9 Form of Guaranteed Minimum Income Benefit rider-6% Rising Floor (form 272257) filed electronically as Exhibit 4.9 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-

     101051 filed on or about February 11, 2003, is incorporated by reference.

4.10 Form of Performance Credit rider (form 272258) filed electronically as
     Exhibit 4.10 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

4.11 Form of Deferred Annuity Contract (form 272877) filed electronically as
     Exhibit 4.11 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.12 Form of Contract Data Page to Deferred Annuity Contract (form 272877-NYDP) filed electronically as Exhibit 4.12 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.13 Form of Maximum Anniversary Value Death Benefit Rider (form 272869) filed electronically as Exhibit 4.13 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.14 Form of Guaranteed Minimum Income Benefit Rider (Maximum Anniversary Value Benefit Base) (form 272872-NY) filed electronically as Exhibit 4.14 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.15 Form of Guaranteed Minimum Income Benefit Rider (5% Accumulation Benefit
     Base) (form 272873-NY) filed electronically as Exhibit 4.15 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.16 Form of Guaranteed Minimum Income Benefit Rider (Greater of Maximum Anniversary Value Benefit Base or 5% Accumulation Benefit Base) (form 272874-NY) filed electronically as Exhibit 4.16 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.17 Form of Guaranteed Minimum Withdrawal Benefit (form 272875-NY) filed electronically as Exhibit 4.17 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.18 Form of Annuity Endorsement - Tax Sheltered Annuity (form 272865-NY) filed electronically as Exhibit 4.18 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.19 Form of Annuity Endorsement - 401(a) (form 272866-NY) filed electronically as Exhibit 4.19 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.20 Form of Annuity Endorsement - Unisex Endorsement (form 272867-NY) filed electronically as Exhibit 4.20 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.21 Form of Annuity Endorsement - IRA and SEP IRA (form 272170) filed electronically as Exhibit 4.21 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.22 Form of Annuity Endorsement - Roth IRA (form 272171) filed electronically as Exhibit 4.22 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

4.23 Form of Contract Data Page to Deferred Annuity Contract (form 272877-NYDPIN3) filed electronically as Exhibit 4.23 to Post-Effective Amendment No. 10 filed on or about May 25, 2005, is incorporated by reference.

4.24 Form of Guaranteed Minimum Withdrawal Benefit Rider (form 273567-NY) filed electronically as Exhibit 4.24 to Post-Effective Amendment No. 10 filed on or about May 25, 2005, is incorporated by reference.

4.25 Form of Guaranteed Minimum Accumulation Benefit Rider (form 273568-NY) filed electronically as Exhibit 4.25 to Post-Effective Amendment No. 10 filed on or about May 25, 2005, is incorporated by reference.

4.26 Form of Non-qualified Fixed and Variable Annuity contract (form 273954-NY) filed as Exhibit 4.26 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.27 Form of Contract Data Page to Nonqualified Fixed and Variable Annuity Contract (form 273954-NYDPINN) filed as Exhibit 4.27 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.28 Form of Contract Data Page to Fixed and Variable Annuity Contract (form 273954-NYDPEND) filed as Exhibit 4.28 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.29 Form of Guaranteed Minimum Income Benefit Rider (Maximum Anniversary Value Benefit Base) (form 273961-NY) filed as Exhibit 4.29 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.30 Form of Guaranteed Minimum Income Benefit Rider (5% Accumulation Benefit
     Base) (form 273962-NY) filed as Exhibit 4.30 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.31 Form of Guaranteed Minimum Income Benefit Rider (Greater of Maximum Anniversary Value Benefit Base or 5% Accumulation Benefit Base) (form 273963-NY) filed as Exhibit 4.31 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.32 Form of Guaranteed Minimum Lifetime Withdrawal Benefit (form 273959-NY) filed as Exhibit 4.32 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.33 Form of Annuity Endorsement - Tax Sheltered Annuity (form 274192-NY) filed as Exhibit 4.33 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.34 Form of Annuity Endorsement - 401(a) (form 274193-NY) filed as Exhibit 4.34 to Registrant's Post-Effective Amendment No. 34 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.35 Form of Annuity Endorsement - Unisex Endorsement (form 273964-NY) filed as
     Exhibit 4.35 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.36 Form of Annuity Endorsement - IRA and SEP IRA (form 274190-NY) filed as
     Exhibit 4.36 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.37 Form of Annuity Endorsement - Roth IRA (form 274191-NY) filed as Exhibit
     4.37 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.38 Form of IRA 10 Day Return of Payment "Free Look" Sticker (form 271866-NY) filed as Exhibit 4.38 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

4.39 Form of Guarantor(SM) Withdrawal Benefit (form 273567-NYE) filed as Exhibit
     4.39 to Registrant's Post-Effective Amendment No. 14 to Registration Statement 333-101051 on or about August 28, 2006 is incorporated by reference.

4.40 Form of Guarantor(SM) Withdrawal Benefit (form 272875-NYE) filed as Exhibit
     4.40 to Registrant's Post-Effective Amendment No. 14 to Registration Statement 333-101051 on about August 28, 2006 is incorporated by reference.

4.41 Form of Fixed Account Limit Endorsement (form 272621) filed as Exhibit 4.41 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 3, 2007, is incorporated herein by reference.

4.42 Form of Data Page Maximum Payment Sticker (form 272622-D) filed as Exhibit
     4.42 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 3, 2007, is incorporated herein by reference.

4.43 Form of Contract Data Pages (form 272877-NYDPE) filed as Exhibit 4.43 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 3, 2007, is incorporated herein by reference.

4.44 Form of Contract Data Pages (form 272877NY-DPE2) filed as Exhibit 4.44 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 3, 2007, is incorporated herein by reference.

4.45 Form of Deferred Annuity Contract (form 273954-NYZ) filed electronically as
     Exhibit 4.45 to Registrant's Post-Effective Amendment No. 2 to Registration Statement No. 333-139764 on or about Aug. 2, 2007 is incorporated by reference.

4.46 Form of Secure Source - Single Life rider (form 273959-SGNY) filed electronically as Exhibit 4.46 to Registrant's Post-Effective Amendment No. 2 to Registration Statement No. 333-139764 on or about Aug. 2, 2007 is incorporated by reference.

4.47 Form of Secure Source - Joint Life rider (form 273959-JTNY) filed electronically as Exhibit 4.47 to Registrant's Post-Effective Amendment No. 2 to Registration Statement No. 333-139764 on or about Aug. 2, 2007 is incorporated by reference.

5.1  Not applicable.

5.2 Form of Variable Annuity Application-Innovations (form 272254) filed electronically as Exhibit 5.2 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101051 filed on or about February 11, 2003, is incorporated by reference.

5.3 Form of Variable Annuity Application (form 272885 - NY) filed electronically as Exhibit 5.3 to Post-Effective Amendment No. 3 to Registration Statement No. 333-101051 filed on or about June 29, 2004, is incorporated by reference.

5.4 Form of Variable Annuity Application-Innovations Select (273635-NY) filed electronically as Exhibit 5.4 to Post-Effective Amendment No. 10 filed on or about May 25, 2005, is incorporated by reference.

5.5  Not applicable.

5.6 Form of Fixed and Variable Annuity Application-Innovations Select (form 273971-NY) filed as Exhibit 5.6 to Registrant's

     Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

5.7 Form of Fixed and Variable Annuity Application-Endeavor Select (form 273973-NY) filed as Exhibit 5.7 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-101051 on or about June 16, 2006 is incorporated by reference.

5.8  Not applicable.

5.9 Form of Fixed and Variable Annuity Application - Endeavor Select (form 273640-NY) filed as Exhibit 5.59 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 3, 2007, is incorporated herein by reference.

6.1 Copy of Charter of RiverSource Life Insurance Co. of New York dated Dec. 31, 2006, filed electronically as Exhibit 27(f)(1) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated by reference.

6.2 Copy of Amended and Restated By-Laws of RiverSource Life Insurance Co. of New York filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated by reference.

7.   Not applicable.

8.1 Copy of Amended and Restated Participation Agreement dated April 17, 2006, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. American Centurion Life Assurance Company, IDS Life Insurance Company of New York, and Ameriprise Financial Services, Inc. filed electronically as Exhibit 27(h)(1) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.2  Not applicable.

8.3 Copy of Participation Agreement by and among MFS Variable Insurance Trust, American Centurion Life Assurance Company, IDS Life Insurance Company of New York and Massachusetts Financial Services Company, dated June 15, 2006, filed electronically as Exhibit 8.3 to Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 26, 2007 is incorporated by reference.

8.4 Copy of Amended and Restated Fund Participation Agreement dated March 30, 2007,among Oppenheimer Variable Account funds, Oppenheimer Funds, Inc. and RiverSource Life Insurance Co. of New York is filed electronically herein.

8.5 Copy of Amended and Restated Participation Agreement by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., American Centurion Life Assurance Company, American Enterprise Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New

     York and Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors, Inc.) dated as of August 1, 2005 filed on or about April 28, 2006 as Exhibit 8.4 to Post-Effective Amendment No. 12 to Registration Statement No. 333-101051 is incorporated herein by reference.

8.6 Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. filed electronically as Exhibit 27(h)(2) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.7 Copy of Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century Investment Services, Inc. filed electronically as Exhibit 27(h)(3) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.8 Copy of Fund Participation Agreement dated May 1, 2006 among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. filed as Exhibit 8.8 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 3, 2007, is incorporated herein by reference.

8.9 Copy of Amended and Restated Participation Agreement dated May 1, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Credit Suisse Trust, Credit Suisse Asset Management, LLC. and Credit Suisse Asset Management Securities, Inc. filed electronically filed as Exhibit 8.6 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated herein by reference.

8.10 Copy of Fund Participation Agreement dated May 1, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, The Dreyfus Corporation, Dreyfus Variable Investment Fund, and Dreyfus Investment Portfolios filed electronically as Exhibit 8.7 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated herein by reference.

8.11 Copy of Amended and Restated Participation Agreement dated June 15, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Goldman Sachs Variable Insurance Trust and Goldman, Sachs & Co. filed electronically as Exhibit 27 (h)(18) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.12 Copy of Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit 8.8 to Post-Effective Amendment No. 1 to Registration Statement No. 333-139761 is incorporated herein by reference.

8.13 Copy of Amended and Restated Participation Agreement dated May 1, 2006, among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, American Centurion Life Assurance Company and IDS Life Insurance Company of New York filed electronically as Exhibit 8.26 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated herein by reference.

8.14 Copy of Amended and Restated Participation Agreement dated June 19, 2006, by and among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc., Calvert Distributors, Inc. and IDS Life Insurance Company of New York filed electronically as Exhibit 27(h)(4) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.15 Copy of Participation Agreement dated May 1, 2006, among Eaton Vance Variable Trust, Eaton Vance Distributors, Inc. and IDS Life Insurance Company of New York filed electronically as Exhibit 8.8 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

8.16 Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, among Variable Insurance Products Funds, Fidelity Distributors Corporation and RiverSource Life Insurance Co. of New York is filed electronically herein.

8.17 Copy of Janus Aspen Series Amended and Restated Fund Participation Agreement dated September 1, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York and Janus Aspen Series filed electronically as Exhibit 27(h)(9) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.18 Copy of Amended and Restated Participation Agreement dated September 1, 2006, by and among IDS Life Insurance Company of New York, Legg Mason Partners Variable Portfolios I, Inc. (formerly Salomon Brothers Variable Series Fund, Inc.), Legg Mason Partners Variable Portfolios II, Inc. (formerly Greenwich Street Series Fund, formerly Smith Barney Series Fund, formerly Smith Barney Shearson Series Fund, formerly Shearson Series Fund), Legg Mason Partners Variable Portfolios III, Inc. (formerly Travelers Series Fund Inc., formerly Smith Barney Travelers Series Fund Inc.) and Legg Mason Investor Services, LLC filed electronically as Exhibit 8.14 to Post-Effective

     Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

8.19 Copy of Participation Agreement dated March 1, 2006, among IDS Life Insurance Company of New York, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC filed electronically as Exhibit 8.17 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

8.20 Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Co. of New York, Putnam Variable Trust and Putnam Retail Management Limited Partnership is filed electronically herein.

8.21 Copy of Amended and Restated Participation Agreement dated May 1, 2006, among The Universal Institutional Funds, Inc., Morgan Stanley Investment Management Inc., Morgan Stanley Distribution, Inc., American Centurion Life Assurance Company and IDS Life Insurance Company of New York filed electronically as Exhibit 8.21 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

8.22 Copy of Fund Participation Agreement dated April 2, 2007,among RiverSource Life Insurance Co. of New York, Wanger Advisors Trust, Columbia Wanger Asset Management, L.P. and Columbia Management Distributors, Inc. is filed electronically herein.

9. Opinion of counsel and consent to its use as to the legality of the securities being registered is filed electronically herewith.

10.1 Consent of Independent Auditors for RiverSource(R) Endeavor Select Variable Annuity is filed electronically herein.

10.2 Consent of Independent Auditors for RiverSource(R) Innovations Select Variable Annuity is filed electronically herein.

10.3 Consent of Independent Auditors for RiverSource(R) Innovations Variable Annuity is filed electronically herein.

11.  None.

12.  Not applicable.

13.1 Power of Attorney to sign Amendments to this Registration Statement dated Oct. 31, 2007 filed electronically as Exhibit (r)(1)to Post-Effective Amendment No. 24 to Registration Statement No. 333-44644 is incorporated herein by reference.

Item 25. Directors and Officers of the Depositor RiverSource Life Insurance Co. of New York


Name                      Principal Business Address*          Positions and Offices with Depositor
----                  ----------------------------------   -------------------------------------------
Gumer C. Alvero       1765 Ameriprise Financial Center     Director and Senior Vice President -
                      Minneapolis, MN 55474                Annuities

Timothy V. Bechtold   249 Ameriprise Financial Center      Director, President and Chief
                      Minneapolis, MN 55474                Executive Officer

Walter S. Berman      AMEX Tower WFC                       Vice President and Treasurer
                      200 Vesey St.
                      New York, NY

Maureen A. Buckley    20 Madison Ave. Extension            Director, Vice President, Chief
                      Albany, NY 12203                     Operating Officer, Chief Compliance Officer
                                                           Consumer Affairs Officer, Claims Officer
                                                           and Anti-Money Laundering Officer

Rodney P. Burwell     Xerxes Corporation                   Director
                      7901 Xerxes Ave. So.
                      Minneapolis, MN 55431-1253

Richard N. Bush                                            Senior Vice President - Corporate Tax

Pat H. Carey                                               Vice President - Fund Relations

Robert R. Grew        Carter, Ledyard & Milburn            Director
                      2 Wall Street
                      New York, NY 10005-2072

Martin T. Griffin     172 Ameriprise Financial Center      Director
                      Minneapolis, MN 55474

Ronald L. Guzior      Bollam, Sheedy, Torani               Director
                      & Co. LLP CPA's
                      26 Computer Drive West
                      Albany, NY 12205

Jim Hamalainen                                             Vice President - Investments

Gregory C. Johnson                                         Director

Michelle M. Keeley    257 Ameriprise Financial Center      Vice President - Investments
                      Minneapolis, MN 55474

Jean B. Keffeler      1010 Swingley Rd.
                      Livingston, MT 5904                  Director

Timothy J. Masek                                           Vice President-Investments

Thomas R. McBurney    4900 IDS Center                      Director
                      80 South Eighth Street
                      Minneapolis, MN 55402

Jeryl A. Millner      138 Ameriprise Financial Center      Director
                      Minneapolis, MN 55474

Thomas W. Murphy      264 Ameriprise Financial Center      Vice President - Investments
                      Minneapolis, MN 55474

Thomas V. Nicolosi    Ameriprise Financial Services Inc.   Director
                      Suite 220
                      500 Mamaroneck Avenue
                      Harrison, NY 10528

Kevin E. Palmer                                            Vice President and Chief Actuary

David K. Stewart                                           Vice President and Controller

Michael R. Woodward   32 Ellicot St                        Director
                      Suite 100
                      Batavia, NY 14020

* Unless otherwise noted, the business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474




Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

The following list includes the names of major subsidiaries of Ameriprise Financial, Inc.

                                                                           Jurisdiction of
Name of Subsidiary                                                          Incorporation
------------------                                                         ---------------
Advisory Capital Strategies Group Inc.                                     Minnesota
AEXP Affordable Housing LLC                                                Delaware
American Enterprise Investment Services Inc.                               Minnesota
American Express Property Casualty Insurance Agency of Kentucky,Inc.       Kentucky
American Express Property Casualty Insurance Agency of Maryland,Inc.       Maryland
American Express Property Casualty Insurance Agency of Mississippi,Inc.    Mississippi
American Express Property Casualty Insurance Agency of Pennsylvania,Inc.   Pennsylvania
Ameriprise Auto & Home Insurance Agency, Inc.                              Wisconsin
Ameriprise Bank, FSB                                                       USA
Ameriprise Capitive Insurance Company                                      Vermont
Ameriprise Capital Trust I                                                 Delaware
Ameriprise Capital Trust II                                                Delaware
Ameriprise Capital Trust III                                               Delaware
Ameriprise Capital Trust IV                                                Delaware
Ameriprise Certificate Company                                             Delaware
Ameriprise Financial Services,Inc.                                         Delaware
Ameriprise India Private Ltd.                                              India
Ameriprise Insurance Company                                               Wisconsin
Ameriprise Trust Company                                                   Minnesota
Boston Equity General Partner LLC                                          Delaware
IDS Capital Holdings Inc.                                                  Minnesota
IDS Futures Corporation                                                    Minnesota
IDS Management Corporation                                                 Minnesota
IDS Property Casualty Insurance Company                                    Wisconsin
IDS REO 1, LLC                                                             Minnesota
IDS REO 2, LLC                                                             Minnesota
Investors Syndicate Development Corporation                                Nevada
Kenwood Capital Management LLC (47.7% owned)                               Delaware
Realty Assets, Inc.                                                        Nebraska
RiverSource CDO Seed Investments, LLC                                      Minnesota
RiverSource Distributors,Inc.                                              Delaware
RiverSource Investments,LLC                                                Minnesota
RiverSource Life Insurance Company                                         Minnesota
RiverSource Life Insurance Co. of New York                                 New York
RiverSource Service Corporation                                            Minnesota
RiverSource Tax Advantaged Investments, Inc.                               Delaware
Securities America Advisors,Inc.                                           Nebraska
Securities America Financial Corporation                                   Nebraska
Securities America, Inc.                                                   Nebraska
Threadneedle Asset Management Holdings Ltd.                                England

Item 27. Number of Contract owners

     As of Feb. 29, 2008, there were 737 nonqualified and 710 qualified contracts of contract owners.

Item 28. Indemnification

The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS.

(a) RiverSource Distributors Inc. acts as principal underwriter, depositor or sponsor for:

RiverSource Variable Annuity Account ; RiverSource Account F; RiverSource Variable Annuity Fund A, RiverSource Variable Annuity Fund B, RiverSource Variable Account 10; RiverSource Account MGA; RiverSource MVA Account; RiverSource Variable Life Separate Account; RiverSource Variable Life Account; RiverSource Life Insurance Company; RiverSource of New York Variable Annuity Account ; RiverSource of New York Account 8; RiverSource of New York Variable Annuity Account; RiverSource Bond Series, Inc.; RiverSource California Tax-Exempt Trust; RiverSource Dimensions Series, Inc.; RiverSource Diversified Income Series, Inc.; RiverSource Equity Series, Inc.; RiverSource Global Series, Inc.; RiverSource Government Income Series, Inc.; RiverSource High Yield Income Series, Inc.; RiverSource Income Series, Inc.; RiverSource International Managers Series, Inc.; RiverSource International Series, Inc.; RiverSource Investment Series, Inc.; RiverSource Large Cap Series, Inc.; RiverSource Managers Series, Inc.; RiverSource Market Advantage Series, Inc.; RiverSource Money Market Series, Inc.; RiverSource Sector Series, Inc.; RiverSource Selected Series, Inc.; RiverSource Series Trust; RiverSource Short Term Investments Series, Inc.; RiverSource Special Tax-Exempt Series Trust; RiverSource Strategic Allocation Series; Inc., RiverSource Strategy Series, Inc.; RiverSource Tax-Exempt Income Series, Inc.; RiverSource Tax-Exempt Money Market Series, Inc.; RiverSource Tax-Exempt Series, Inc.; RiverSource Variable Series Trust.

(b) As to each director, officer or partner of the principal underwriter:

Name and Principal Business       Positions and Offices with
          Address*                       Underwriter
---------------------------   ---------------------------------
Gumer C. Alvero               Director and Vice President

Patrick T. Bannigan           Director and Senior Vice
                              President-Asset Management,
                              Products and Marketing Group

Timothy V. Bechtold           Director

Paul J. Dolan                 Chief Operating Officer and Chief
                              Administrative Officer

Jeffrey P. Fox                Chief Financial Officer

Martin T. Griffin             President-Outside Distribution

Jeffrey L. McGregor, Sr.      President-Inside Distribution

Scott R. Plummer              Chief Counsel

Julie A. Ruether              Chief Compliance Officer

William F. "Ted" Truscott     Chairman of the Board, CEO and
                              President

*    Business address is: 70100 Ameriprise Financial Center, Minneapolis, MN
     55474




Item 29(c)

RiverSource Distributors, Inc., the principal underwriters during Registrant's last fiscal year, was paid the following commissions:

                          NET
                      UNDERWRITING
 NAME OF PRINCIPAL   DISCOUNTS AND    COMPENSATION    BROKERAGE
    UNDERWRITER       COMMISSIONS    ON REDEMPTION   COMMISSIONS   COMPENSATION
------------------   -------------   -------------   -----------   ------------
RiverSource           $16,934,492         None           None          None
Distributors, Inc.

Item 30. Location of Accounts and Records

     RiverSource Life Insurance Co. of New York
     20 Madison Avenue Extension
     Albany, NY 12203

Item 31. Management Services

     Not applicable.

Item 32. Undertakings

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or
     (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to the address or phone number listed in the prospectus.

(d) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Co. of New York on behalf of the Registrant, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota, on the 28th day of April, 2008.

                                        RIVERSOURCE OF NEW YORK VARIABLE ANNUITY
                                        ACCOUNT 2
                                        (Registrant)

                                        By RiverSource Life Insurance Co. of New
                                           York (Sponsor)


                                        By /s/ Timothy V. Bechtold*
                                           -------------------------------------
                                           Timothy V. Bechtold
                                           President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 28th day of April, 2008.

SIGNATURE                               TITLE
---------                               -----------------------------------


/s/ Gumer C. Alvero*                    Director and Senior Vice
-------------------------------------   President - Annuities
Gumer C. Alvero


/s/ Timothy V. Bechtold*                Director, President and Chief
-------------------------------------   Executive Officer
Timothy V. Bechtold


/s/ Maureen A. Buckley*                 Director, Vice President, Chief
-------------------------------------   Operating Officer, Consumer
Maureen A. Buckley                      Affairs Officer, Claims Officer and
                                        Anti-Money Laundering Officer


/s/ Rodney P. Burwell*                  Director
-------------------------------------
Rodney P. Burwell



/s/ Robert R. Grew*                     Director
-------------------------------------
Robert R. Grew


/s/ Martin T. Griffin*                  Director
-------------------------------------
Martin T. Griffin


/s/ Ronald L. Guzior*                   Director
-------------------------------------
Ronald L. Guzior


/s/ Gregory C. Johnson*                 Director
-------------------------------------
Gregory C. Johnson


/s/ Jean B. Keffeler*                   Director
-------------------------------------
Jean B. Keffeler


/s/ Thomas R. McBurney*                 Director
-------------------------------------
Thomas R. McBurney


/s/ Jeryl A. Millner*                   Director
-------------------------------------
Jeryl A. Millner


/s/ Thomas V. Nicolosi*                 Director
-------------------------------------
Thomas V. Nicolosi


/s/ David K. Stewart**                  Vice President and Controller
-------------------------------------
David K. Stewart


/s/ Michael R. Woodward*                Director
-------------------------------------
Michael R. Woodward

* Signed pursuant to Power of Attorney dated Oct. 31, 2007, filed electronically as Exhibit (r)(1)to Post-Effective Amendment No. 24 to Registration Statement No. 333-44644 and incorporated by reference, by:

By: /s/ Elisabeth A. Dahl
    ---------------------------------
    Elisabeth A. Dahl
    Assistant General Counsel and
    Assistant Secretary

               CONTENTS OF REGISTRATION STATEMENT AMENDMENT NO. 3
                      REGISTRATION STATEMENT NO. 333-139764

This Registration Statement Amendment is comprised of the following papers and documents:

The Cover Page.

Part A.

The prospectuses for:

     RiverSource(R) Endeavor Select Variable Annuity
     RiverSource(R) Innovations Select Variable Annuity
     RiverSource(R) Innovations Variable Annuity

Part B.

The combined Statement of Additional Information and Financial Statements for RiverSource of New York Variable Account 2

Part C.

Other Information.
The signatures.
Exhibits

                                 EXHIBIT INDEX

8.4 Copy of Amended and Restated Fund Participation Agreement dated March 30, 2007, among Oppenheimer Variable Account funds, Oppenheimer Funds, Inc. and RiverSource Life Insurance Co. of New York

8.16 Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, among Variable Insurance Products Funds, Fidelity Distributors Corporation and RiverSource Life Insurance Co. of New York

8.20 Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Co. of New York, Putnam Variable Trust and Putnam Retail Management Limited Partnership

8.22 Copy of Fund Participation Agreement dated April 2, 2007,among RiverSource Life Insurance Co. of New York, Wanger Advisors Trust, Columbia Wanger Asset Management, L.P. and Columbia Management Distributors, Inc.

9.   Opinion of Counsel and Consent

10.1 Consent of Independent Registered Public Accounting Firm for RiverSource(R) Endeavor Select Variable Annuity

10.2 Consent of Independent Auditors for RiverSource(R) Innovations Select Variable Annuity

10.3 Consent of Independent Auditors for RiverSource(R) Innovations Variable Annuity